UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07822

AMERICAN CENTURY INVESTMENT TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2021

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

March 31, 2021

Core Plus Fund
Investor Class (ACCNX)
I Class (ACCTX)
A Class (ACCQX)
C Class (ACCKX)
R Class (ACCPX)
R5 Class (ACCUX)
G Class (ACCYX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Soared, Bonds Moderated Amid Growing Economic Optimism

March 31 marked the end of a remarkable 12-month period, as the COVID-19 pandemic wreaked havoc on global economies, governments and society. In response, states issued unprecedented lockdown orders. Unemployment surged, corporate earnings plunged and second-quarter-2020 gross domestic product sank a record 31.4% (annualized). This triggered soaring demand for safe-haven assets.

Swift and significant action from the Federal Reserve and the federal government helped reignite investor confidence and bolster the economic backdrop. Riskier assets quickly rebounded from their early 2020 lows. The economy expanded a record 33.4% in the third quarter and continued to grow amid the gradual lifting of lockdowns and the emergency approval of vaccines.

Late in the reporting period, improving vaccine distributions, additional federal coronavirus aid and ongoing reopenings bolstered the economic and earnings outlooks. This improving backdrop combined with massive monetary and fiscal support helped fuel a 12-month gain of 56% for the S&P 500 Index. These same economic dynamics lifted longer-term inflation expectations and U.S. Treasury yields, pressuring investment-grade bond returns. After rallying through most of 2020, the Bloomberg Barclays U.S. Aggregate Bond Index gained less than 1% for the 12-month period.

A Return to Normalcy in Sight

The return to pre-pandemic life appears to be on the horizon, thanks largely to expanding vaccine availability. In addition, medical professionals continue to improve treatment protocols for those afflicted with the virus. Until the U.S. is fully reopened, investors still may face the effects of regional virus-related restrictions, economic and political uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACCNX	6.17%	3.58%	3.63%	—	11/30/06
Bloomberg Barclays U.S. Aggregate Bond Index	—	0.71%	3.10%	3.44%	—	—
I Class	ACCTX	6.26%	—	—	4.10%	4/10/17
A Class	ACCQX					11/30/06
No sales charge		5.91%	3.32%	3.39%	—
With sales charge		1.12%	2.38%	2.91%	—
C Class	ACCKX	5.20%	2.55%	2.62%	—	11/30/06
R Class	ACCPX	5.64%	3.07%	3.13%	—	11/30/06
R5 Class	ACCUX	6.38%	3.77%	3.84%	—	11/30/06
G Class	ACCYX	—	—	—	-0.45%	11/4/20
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2021
Investor Class — $14,294

Bloomberg Barclays U.S. Aggregate Bond Index — $14,025

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	G Class
0.56%	0.46%	0.81%	1.56%	1.06%	0.36%	0.36%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell and Charles Tan

Performance Summary

Core Plus returned 6.17%* for the 12 months ended March 31, 2021. By comparison, the Bloomberg Barclays U.S. Aggregate Bond Index gained 0.71%. Fund returns reflect operating expenses, while index returns do not.

The reporting period began with the world scrambling to assess the impact of COVID-19. For bond investors, low rates and aggressive monetary actions by the Federal Reserve (Fed) translated into solid gains, most notably in credit-sensitive securities. A record 31.4% decline (annualized) in the U.S. second-quarter gross domestic product reflected the scope of the shutdowns and stay-at-home orders. But consumer confidence, consumer spending and manufacturing started rebounding shortly thereafter, thanks to aggressive responses from the Fed and the federal government.

Already committed to holding its key rate near 0% and purchasing $120 billion worth of U.S. Treasury bonds and mortgage-backed securities per month, the Fed unveiled its new inflation strategy in the third quarter of 2020. After years of targeting a 2.0% inflation rate, the Fed shifted to an average 2.0% goal. This paved the way for higher inflation as policymakers recommitted to keeping short-term rates steady through at least 2023. The U.S. economy roared back in the third quarter with a record 33.4% expansion (annualized), and growth continued at a robust clip through the balance of the period. As bond investors’ risk appetites subsequently increased, they generally bid high-yield and investment-grade corporate bonds higher, as well as securitized assets. Bolstered by $2.8 trillion in fiscal relief funds approved between late December and mid-March, economic outlooks further brightened. Bond yields surged through the final months of the period, resulting in weak 12-month returns for the broad U.S. investment-grade bond market. After starting the reporting period at 0.68%, the 10-year Treasury yield closed March 2021 at 1.75%, including an 83-basis-point jump in the first quarter of 2021. More closely tied to the Fed’s key rate, the two-year Treasury yield dropped six basis points to 0.16% during the 12-month period.

The swift and substantial rise in longer-maturity rates in the first quarter of 2021 contributed to the worst quarterly return for U.S. Treasuries since 1980. As the yield curve steepened, bond losses were most acute at the long end. Growing inflation expectations boosted inflation-linked bonds, while spread (non-Treasury) sectors generally outperformed Treasuries. Against this backdrop, exposure in corporate bonds, securitized assets and inflation securities accounted for much of Core Plus’ outperformance.

Corporate Bond Investments Drove Returns

Gains in corporate bonds were led by investment-grade holdings that benefited from Fed bond buying, economic optimism and improving corporate earnings. Favorable supply/demand factors further supported the asset class, and portfolio performance benefited from effective security selection and an overweight exposure relative to the benchmark. Similarly, our out-of-index exposure in high-yield corporate bonds, which we expanded during the period, enhanced the portfolio’s outperformance. By period-end, as valuations neared our price targets on select holdings, we reduced our investment-grade exposure.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

Securitized Debt, Allocations, Duration Supplied a Lift

Security selection among securitized assets, most notably in out-of-index non-agency collateralized mortgage obligations and collateralized loan obligations, bolstered relative returns. In addition to the broad credit market’s rebound amid the Fed’s relief measures in mid-2020, a robust housing market, driven by dwindling supply, soaring demand and historically low mortgage rates, aided mortgage-related assets. Although agency commercial mortgage-backed bonds were hindered by the work-from-home trend.

With longer-maturity Treasury yields rising sharply late in the period, our underweight stake in Treasuries enhanced returns, as did the portfolio’s shorter-than-index duration. In addition, an out-of-index allocation to Treasury inflation-protected securities lifted relative performance. Inflation expectations rose steadily due primarily to accommodative Fed policy, soaring federal spending and improving economic growth.

Portfolio Positioning

Amid expanding COVID-19 vaccine availability and declining infection rates, we believe industry reopenings and the ongoing recovery, coupled with record fiscal spending, should promote a strong fundamental backdrop for the U.S. economy going forward. We expect the Fed to remain accommodative, keeping interest rates ultralow in pursuit of labor market gains—even if those gains come at the expense of higher inflation. We also see no immediate changes to the Fed’s quantitative easing program.

Improving economic growth and mounting inflationary pressures should continue to push longer-maturity Treasury yields modestly higher. Shorter-maturity yields remain fairly anchored, given the Fed’s interest rate policy. Accordingly, we expect yield curve steepening to continue.

We expect the annual inflation rate to spike in the near term, due to base effects. Longer term, we believe the Fed’s average inflation targeting, record federal spending and deficits, a weaker U.S. dollar, supply chain constraints and onshoring trends among U.S. businesses are key inflation drivers. In our view, this backdrop highlights continued value in inflation-linked securities.

Conversely, we have increased our selectivity in investment-grade corporates, preferring to participate in the robust new-issues market and favoring companies benefiting from reopening trends and those with stable cash flows. We also anticipate continuing to find opportunities in the securitized sector, particularly securities tied to the strong U.S. home-buying and single-family rental markets.

As always, we favor a bottom-up approach to portfolio management, emphasizing careful security selection.

Fund Characteristics

MARCH 31, 2021
Portfolio at a Glance
Average Duration (effective)	5.8 years
Weighted Average Life to Maturity	9.1 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	41.1%
U.S. Treasury Securities	18.5%
Collateralized Mortgage Obligations	15.6%
U.S. Government Agency Mortgage-Backed Securities	15.1%
Collateralized Loan Obligations	6.2%
Asset-Backed Securities	3.2%
Sovereign Governments and Agencies	1.6%
Municipal Securities	1.5%
Preferred Stocks	0.7%
Bank Loan Obligations	0.2%
Commercial Mortgage-Backed Securities	0.2%
Temporary Cash Investments	4.4%
Other Assets and Liabilities	(8.3)%*
*Amount relates primarily to receivable for investments sold and payable for investments purchased, but not settled, at period end.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period(1) 10/1/20 - 3/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$999.20	$2.69	0.54%
I Class	$1,000	$1,000.50	$2.19	0.44%
A Class	$1,000	$997.90	$3.94	0.79%
C Class	$1,000	$994.20	$7.66	1.54%
R Class	$1,000	$996.70	$5.18	1.04%
R5 Class	$1,000	$1,000.20	$1.70	0.34%
G Class	$1,000	$995.50	$0.04(2)	0.01%
Hypothetical
Investor Class	$1,000	$1,022.24	$2.72	0.54%
I Class	$1,000	$1,022.74	$2.22	0.44%
A Class	$1,000	$1,020.99	$3.98	0.79%
C Class	$1,000	$1,017.25	$7.75	1.54%
R Class	$1,000	$1,019.75	$5.24	1.04%
R5 Class	$1,000	$1,023.24	$1.72	0.34%
G Class	$1,000	$1,024.88	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 148, the number of days in the period from November 4, 2020 (commencement of sale) through March 31, 2021, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

Schedule of Investments

MARCH 31, 2021

	Principal Amount/Shares	Value
CORPORATE BONDS — 41.1%
Aerospace and Defense — 0.8%
Boeing Co. (The), 2.20%, 2/4/26	$540,000	$538,694
Boeing Co. (The), 5.81%, 5/1/50	545,000	687,722
L3Harris Technologies, Inc., 1.80%, 1/15/31	170,000	159,435
Raytheon Technologies Corp., 4.125%, 11/16/28	774,000	872,187
Teledyne Technologies, Inc., 2.25%, 4/1/28	980,000	975,904
TransDigm, Inc., 4.625%, 1/15/29(1)	1,000,000	987,300
		4,221,242
Air Freight and Logistics — 0.1%
XPO Logistics, Inc., 6.25%, 5/1/25(1)	640,000	689,498
Airlines — 0.6%
American Airlines Inc / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	1,089,000	1,134,673
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.50%, 10/20/25(1)	725,794	775,170
Southwest Airlines Co., 5.125%, 6/15/27	620,000	713,358
United Airlines Pass Through Trust, 4.875%, 7/15/27	356,000	373,711
		2,996,912
Auto Components — 0.1%
BorgWarner, Inc., 2.65%, 7/1/27	269,000	279,548
Automobiles — 1.1%
American Honda Finance Corp., MTN, 2.00%, 3/24/28	187,000	186,761
Ford Motor Credit Co. LLC, 2.98%, 8/3/22	798,000	810,968
Ford Motor Credit Co. LLC, 3.35%, 11/1/22	988,000	1,009,301
Ford Motor Credit Co. LLC, 3.375%, 11/13/25	850,000	865,512
Ford Motor Credit Co. LLC, 2.90%, 2/16/28	430,000	413,660
General Motors Co., 5.15%, 4/1/38	352,000	403,762
General Motors Financial Co., Inc., 2.75%, 6/20/25	1,059,000	1,106,141
General Motors Financial Co., Inc., 2.70%, 8/20/27	549,000	560,100
Nissan Motor Co. Ltd., 4.35%, 9/17/27(1)	200,000	217,685
		5,573,890
Banks — 2.9%
Banco Santander SA, 2.75%, 5/28/25	800,000	836,683
Banco Santander SA, 2.96%, 3/25/31	600,000	597,050
Banistmo SA, 4.25%, 7/31/27(1)	200,000	208,875
Bank of America Corp., MTN, VRN, 1.32%, 6/19/26	491,000	489,802
Bank of America Corp., MTN, VRN, 3.82%, 1/20/28	250,000	274,797
Bank of America Corp., MTN, VRN, 2.50%, 2/13/31	841,000	834,244
Bank of America Corp., MTN, VRN, 2.68%, 6/19/41	1,022,000	958,898
Bank of America Corp., VRN, 3.48%, 3/13/52	290,000	296,057
BNP Paribas SA, VRN, 2.59%, 8/12/35(1)	867,000	816,417
BPCE SA, VRN, 1.65%, 10/6/26(1)	328,000	327,587
Citigroup, Inc., VRN, 3.52%, 10/27/28	702,000	759,793
Citigroup, Inc., VRN, 2.57%, 6/3/31	813,000	813,024
Commonwealth Bank of Australia, 2.69%, 3/11/31(1)	600,000	583,361
FNB Corp., 2.20%, 2/24/23	592,000	604,086
Itau Unibanco Holding SA, VRN, 3.875%, 4/15/31(1)	300,000	291,722

	Principal Amount/Shares	Value
JPMorgan Chase & Co., VRN, 2.18%, 6/1/28	$1,076,000	$1,088,461
JPMorgan Chase & Co., VRN, 2.52%, 4/22/31	946,000	944,768
Lloyds Banking Group plc, VRN, 2.44%, 2/5/26	759,000	786,482
PNC Bank N.A., 4.05%, 7/26/28	720,000	805,398
Wells Fargo & Co., 3.00%, 10/23/26	782,000	835,065
Wells Fargo & Co., VRN, 2.19%, 4/30/26	755,000	779,676
Wells Fargo & Co., VRN, 3.07%, 4/30/41	695,000	682,985
		14,615,231
Beverages — 0.4%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46	888,000	1,063,158
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29	759,000	887,501
		1,950,659
Biotechnology — 0.6%
AbbVie, Inc., 3.20%, 11/21/29	634,000	674,928
AbbVie, Inc., 4.55%, 3/15/35	100,000	116,428
AbbVie, Inc., 4.40%, 11/6/42	550,000	640,189
Gilead Sciences, Inc., 3.65%, 3/1/26	936,000	1,028,721
Gilead Sciences, Inc., 1.65%, 10/1/30	339,000	318,574
		2,778,840
Building Products — 0.4%
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	820,000	860,836
Lennox International, Inc., 1.70%, 8/1/27	176,000	173,287
Standard Industries, Inc., 4.75%, 1/15/28(1)	714,000	741,025
		1,775,148
Capital Markets — 2.8%
Ares Capital Corp., 2.15%, 7/15/26	614,000	598,372
Bain Capital Specialty Finance, Inc., 2.95%, 3/10/26	720,000	714,270
Blackstone Secured Lending Fund, 2.75%, 9/16/26(1)	345,000	343,209
CI Financial Corp., 3.20%, 12/17/30	1,340,000	1,334,045
FS KKR Capital Corp., 3.40%, 1/15/26	1,385,000	1,374,643
Goldman Sachs Group, Inc. (The), 2.60%, 2/7/30	825,000	835,674
Goldman Sachs Group, Inc. (The), VRN, 1.43%, 3/9/27	715,000	708,934
Goldman Sachs Group, Inc. (The), VRN, 3.69%, 6/5/28	1,248,000	1,366,273
Golub Capital BDC, Inc., 2.50%, 8/24/26	595,000	582,670
LPL Holdings, Inc., 4.625%, 11/15/27(1)	158,000	164,419
LPL Holdings, Inc., 4.00%, 3/15/29(1)	712,000	718,230
Morgan Stanley, MTN, VRN, 1.79%, 2/13/32	1,551,000	1,448,932
Morgan Stanley, VRN, 3.59%, 7/22/28	805,000	878,346
Owl Rock Capital Corp., 3.40%, 7/15/26	1,090,000	1,105,084
Owl Rock Technology Finance Corp., 4.75%, 12/15/25(1)	1,043,000	1,117,815
Owl Rock Technology Finance Corp., 3.75%, 6/17/26(1)	485,000	496,332
		13,787,248
Chemicals — 0.5%
Axalta Coating Systems LLC, 3.375%, 2/15/29(1)	740,000	723,035
Dow Chemical Co. (The), 3.60%, 11/15/50	692,000	698,975
Huntsman International LLC, 4.50%, 5/1/29	60,000	66,520
Nutrition & Biosciences, Inc., 1.83%, 10/15/27(1)	268,000	262,284
Tronox, Inc., 4.625%, 3/15/29(1)	720,000	721,800
		2,472,614
Commercial Services and Supplies — 0.3%
GFL Environmental, Inc., 4.00%, 8/1/28(1)	1,070,000	1,037,231

	Principal Amount/Shares	Value
Waste Connections, Inc., 2.60%, 2/1/30	$350,000	$351,760
Waste Management, Inc., 2.50%, 11/15/50	190,000	164,431
		1,553,422
Communications Equipment — 0.3%
CommScope Technologies LLC, 5.00%, 3/15/27(1)	1,315,000	1,305,144
Construction and Engineering — 0.1%
Arcosa, Inc., 4.375%, 4/15/29(1)(2)	310,000	314,844
Quanta Services, Inc., 2.90%, 10/1/30	371,000	376,789
		691,633
Construction Materials — 0.4%
Cemex SAB de CV, 5.20%, 9/17/30(1)	200,000	216,651
Cemex SAB de CV, 3.875%, 7/11/31(1)	1,000,000	978,050
Martin Marietta Materials, Inc., 2.50%, 3/15/30	200,000	199,155
Vulcan Materials Co., 3.50%, 6/1/30	404,000	433,522
		1,827,378
Consumer Finance — 1.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.30%, 1/23/23	161,000	166,972
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.50%, 9/15/23	320,000	344,350
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.875%, 1/16/24	460,000	500,802
Ally Financial, Inc., 5.75%, 11/20/25	810,000	920,782
Avolon Holdings Funding Ltd., 4.25%, 4/15/26(1)	500,000	524,175
Navient Corp., 4.875%, 3/15/28	1,090,000	1,068,200
Park Aerospace Holdings Ltd., 5.50%, 2/15/24(1)	1,552,000	1,688,171
		5,213,452
Containers and Packaging — 0.4%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc, 4.00%, 9/1/29(1)	711,000	710,730
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 4.125%, 8/15/26(1)	200,000	205,196
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 5.25%, 8/15/27(1)	200,000	204,216
Berry Global, Inc., 1.57%, 1/15/26(1)	530,000	522,299
WRKCo, Inc., 3.00%, 9/15/24	288,000	306,297
		1,948,738
Diversified Consumer Services — 0.1%
Pepperdine University, 3.30%, 12/1/59	357,000	341,773
Diversified Financial Services — 0.4%
Deutsche Bank AG (New York), VRN, 1.45%, 4/1/25(2)	440,000	440,168
Deutsche Bank AG (New York), VRN, 3.73%, 1/14/32	602,000	584,428
GE Capital Funding LLC, 4.40%, 5/15/30(1)	503,000	569,896
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	500,000	573,011
		2,167,503
Diversified Telecommunication Services — 1.1%
AT&T, Inc., 3.55%, 9/15/55(1)	675,000	618,877
AT&T, Inc., 3.80%, 12/1/57(1)	1,225,000	1,167,696
Ooredoo International Finance Co., 2.625%, 4/8/31(1)(2)	300,000	299,062
Ooredoo International Finance Ltd., MTN, 3.25%, 2/21/23	147,000	153,828
Telefonica Emisiones SA, 4.90%, 3/6/48	925,000	1,051,941
Verizon Communications, Inc., 2.10%, 3/22/28	405,000	406,954

	Principal Amount/Shares	Value
Verizon Communications, Inc., 4.40%, 11/1/34	$660,000	$755,589
Verizon Communications, Inc., 2.65%, 11/20/40	727,000	665,364
Verizon Communications, Inc., 2.99%, 10/30/56(1)	325,000	287,490
		5,406,801
Electric Utilities — 2.4%
AEP Texas, Inc., 2.10%, 7/1/30	432,000	416,443
American Electric Power Co., Inc., 3.20%, 11/13/27	262,000	282,652
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	242,000	262,073
Berkshire Hathaway Energy Co., 3.80%, 7/15/48	294,000	313,381
Commonwealth Edison Co., 3.20%, 11/15/49	450,000	441,318
DPL, Inc., 4.125%, 7/1/25(1)	100,000	106,067
DTE Electric Co., 2.25%, 3/1/30	432,000	431,360
Duke Energy Carolinas LLC, 2.55%, 4/15/31(2)	188,000	189,474
Duke Energy Florida LLC, 1.75%, 6/15/30	339,000	321,025
Duke Energy Florida LLC, 3.85%, 11/15/42	147,000	158,663
Duke Energy Progress LLC, 4.15%, 12/1/44	606,000	687,535
EDP Finance BV, 1.71%, 1/24/28(1)	317,000	306,053
Entergy Arkansas LLC, 2.65%, 6/15/51	232,000	204,473
Entergy Texas, Inc., 1.75%, 3/15/31	424,000	394,171
Exelon Corp., 4.45%, 4/15/46	295,000	338,960
FEL Energy VI Sarl, 5.75%, 12/1/40(1)	800,000	822,136
Florida Power & Light Co., 4.125%, 2/1/42	310,000	356,139
Florida Power & Light Co., 3.15%, 10/1/49	255,000	257,351
IPALCO Enterprises, Inc., 4.25%, 5/1/30(1)	540,000	590,436
MidAmerican Energy Co., 4.40%, 10/15/44	408,000	471,767
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	237,000	260,458
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)	234,000	253,597
Northern States Power Co., 2.60%, 6/1/51	248,000	222,751
Northern States Power Co., 3.20%, 4/1/52	300,000	301,634
NRG Energy, Inc., 2.00%, 12/2/25(1)	1,020,000	1,020,281
Pacific Gas and Electric Co., 4.20%, 6/1/41	195,000	194,422
PacifiCorp, 2.70%, 9/15/30	130,000	133,474
PacifiCorp, 3.30%, 3/15/51	422,000	417,167
Southern California Edison Co., 2.95%, 2/1/51	200,000	175,917
Southern Co. Gas Capital Corp., 1.75%, 1/15/31	455,000	419,514
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	210,000	218,019
Star Energy Geothermal Darajat II / Star Energy Geothermal Salak, 4.85%, 10/14/38(1)	200,000	218,663
Virginia Electric and Power Co., 2.45%, 12/15/50	541,000	463,109
Xcel Energy, Inc., 3.40%, 6/1/30	436,000	469,317
		12,119,800
Electronic Equipment, Instruments and Components†
Vontier Corp., 1.80%, 4/1/26(1)	225,000	224,388
Energy Equipment and Services†
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 3.14%, 11/7/29	226,000	236,642
Entertainment — 0.1%
Netflix, Inc., 4.875%, 4/15/28	284,000	321,738
Equity Real Estate Investment Trusts (REITs) — 3.2%
American Tower Corp., 3.375%, 10/15/26	658,000	712,110
Boston Properties LP, 2.55%, 4/1/32	285,000	273,482
Brixmor Operating Partnership LP, 4.125%, 5/15/29	470,000	508,247

	Principal Amount/Shares	Value
Corporate Office Properties LP, 2.75%, 4/15/31	$300,000	$290,723
EPR Properties, 4.75%, 12/15/26	246,000	258,803
EPR Properties, 4.95%, 4/15/28	703,000	724,424
Equinix, Inc., 5.375%, 5/15/27	408,000	438,847
Federal Realty Investment Trust, 3.625%, 8/1/46	610,000	579,713
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	450,000	506,126
Host Hotels & Resorts LP, 4.00%, 6/15/25	550,000	584,560
Host Hotels & Resorts LP, 4.50%, 2/1/26	335,000	362,894
Hudson Pacific Properties LP, 3.95%, 11/1/27	132,000	141,673
Hudson Pacific Properties LP, 3.25%, 1/15/30	337,000	339,388
Iron Mountain, Inc., 4.875%, 9/15/29(1)	1,020,000	1,033,719
Kilroy Realty LP, 3.80%, 1/15/23	461,000	481,288
Kilroy Realty LP, 2.50%, 11/15/32	525,000	494,271
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27	1,195,000	1,259,267
MPT Operating Partnership LP / MPT Finance Corp., 3.50%, 3/15/31	1,290,000	1,267,515
National Health Investors, Inc., 3.00%, 2/1/31	1,030,000	964,748
Omega Healthcare Investors, Inc., 3.375%, 2/1/31	537,000	533,517
Omega Healthcare Investors, Inc., 3.25%, 4/15/33	370,000	355,330
Retail Properties of America, Inc., 4.00%, 3/15/25	273,000	286,122
RHP Hotel Properties LP / RHP Finance Corp., 4.50%, 2/15/29(1)	815,000	820,273
Spirit Realty LP, 2.10%, 3/15/28	215,000	209,305
Spirit Realty LP, 4.00%, 7/15/29	470,000	509,436
Spirit Realty LP, 3.20%, 2/15/31	728,000	729,957
STORE Capital Corp., 4.50%, 3/15/28	709,000	781,279
STORE Capital Corp., 2.75%, 11/18/30	339,000	332,180
		15,779,197
Food and Staples Retailing — 0.7%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.875%, 2/15/30(1)	260,000	267,540
Kroger Co. (The), 3.875%, 10/15/46	395,000	413,930
Sysco Corp., 3.30%, 7/15/26	70,000	75,426
Sysco Corp., 5.95%, 4/1/30	1,382,000	1,728,747
United Natural Foods, Inc., 6.75%, 10/15/28(1)	710,000	759,700
Walmart, Inc., 4.05%, 6/29/48	100,000	118,617
		3,363,960
Food Products — 0.5%
MARB BondCo plc, 3.95%, 1/29/31(1)	1,000,000	952,575
Post Holdings, Inc., 4.625%, 4/15/30(1)	1,010,000	1,013,787
US Foods, Inc., 4.75%, 2/15/29(1)	690,000	690,863
		2,657,225
Gas Utilities — 0.1%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27	150,000	163,936
Infraestructura Energetica Nova SAB de CV, 4.75%, 1/15/51(1)	519,000	517,274
		681,210
Health Care Equipment and Supplies — 0.5%
Becton Dickinson and Co., 1.96%, 2/11/31	410,000	389,300
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30	278,000	291,002
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 7.375%, 6/1/25(1)	875,000	942,353

	Principal Amount/Shares	Value
STERIS Irish FinCo UnLtd Co., 2.70%, 3/15/31(2)	$404,000	$401,319
Zimmer Biomet Holdings, Inc., 3.55%, 3/20/30	267,000	285,772
		2,309,746
Health Care Providers and Services — 2.0%
Acadia Healthcare Co., Inc., 5.50%, 7/1/28(1)	151,000	159,248
Catalent Pharma Solutions, Inc., 5.00%, 7/15/27(1)	441,000	462,693
Centene Corp., 4.25%, 12/15/27	176,000	185,350
Centene Corp., 4.625%, 12/15/29	1,000,000	1,083,600
Centene Corp., 3.375%, 2/15/30	526,000	531,752
CHS / Community Health Systems, Inc., 6.625%, 2/15/25(1)	550,000	581,628
Cigna Corp., 2.40%, 3/15/30	430,000	426,699
Cigna Corp., 3.40%, 3/15/51	467,000	459,999
CVS Health Corp., 4.30%, 3/25/28	328,000	372,691
CVS Health Corp., 1.75%, 8/21/30	380,000	354,995
CVS Health Corp., 4.78%, 3/25/38	362,000	427,986
DaVita, Inc., 4.625%, 6/1/30(1)	930,000	948,702
Duke University Health System, Inc., 3.92%, 6/1/47	128,000	144,789
Mass General Brigham, Inc., 3.19%, 7/1/49	301,000	302,454
Tenet Healthcare Corp., 6.75%, 6/15/23	760,000	824,524
Tenet Healthcare Corp., 6.125%, 10/1/28(1)	625,000	653,125
Universal Health Services, Inc., 5.00%, 6/1/26(1)	400,000	411,424
Universal Health Services, Inc., 2.65%, 10/15/30(1)	1,682,000	1,627,150
		9,958,809
Hotels, Restaurants and Leisure — 1.2%
1011778 BC ULC / New Red Finance, Inc., 4.375%, 1/15/28(1)	960,000	966,154
Hilton Domestic Operating Co., Inc., 4.00%, 5/1/31(1)	620,000	621,162
International Game Technology plc, 4.125%, 4/15/26(1)	200,000	206,016
International Game Technology plc, 5.25%, 1/15/29(1)	1,175,000	1,227,411
Las Vegas Sands Corp., 3.90%, 8/8/29	408,000	419,697
Marriott International, Inc., 2.85%, 4/15/31	250,000	245,574
Marriott International, Inc., 3.50%, 10/15/32	695,000	722,206
McDonald's Corp., MTN, 4.70%, 12/9/35	162,000	191,958
Scientific Games International, Inc., 7.25%, 11/15/29(1)	620,000	673,748
Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/29(1)	530,000	536,784
		5,810,710
Household Durables — 0.6%
D.R. Horton, Inc., 2.50%, 10/15/24	452,000	474,977
KB Home, 4.80%, 11/15/29	935,000	981,166
Mattamy Group Corp., 4.625%, 3/1/30(1)	725,000	721,375
Meritage Homes Corp., 3.875%, 4/15/29(1)(2)	730,000	734,791
		2,912,309
Industrial Conglomerates — 0.2%
Carlisle Cos., Inc., 2.75%, 3/1/30	377,000	380,062
General Electric Co., 4.35%, 5/1/50	534,000	594,219
		974,281
Insurance — 0.8%
Athene Holding Ltd., 3.50%, 1/15/31	1,785,000	1,836,469
Equitable Financial Life Global Funding, 1.80%, 3/8/28(1)	375,000	367,034
Liberty Mutual Group, Inc., 4.50%, 6/15/49(1)	200,000	221,200
Nippon Life Insurance Co., VRN, 2.75%, 1/21/51(1)	800,000	760,000
SBL Holdings, Inc., 5.00%, 2/18/31(1)	465,000	469,777

	Principal Amount/Shares	Value
Teachers Insurance & Annuity Association of America, 3.30%, 5/15/50(1)	$512,000	$499,096
		4,153,576
Internet and Direct Marketing Retail — 0.2%
Meituan, 3.05%, 10/28/30(1)	207,000	201,581
QVC, Inc., 4.375%, 9/1/28	800,000	807,840
		1,009,421
IT Services — 0.2%
Fidelity National Information Services, Inc., 2.25%, 3/1/31	415,000	408,104
International Business Machines Corp., 3.50%, 5/15/29	690,000	751,150
		1,159,254
Life Sciences Tools and Services — 0.3%
Agilent Technologies, Inc., 2.30%, 3/12/31	912,000	889,219
Illumina, Inc., 2.55%, 3/23/31	663,000	657,875
		1,547,094
Machinery — 0.2%
Cummins, Inc., 2.60%, 9/1/50	336,000	301,643
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/28	601,000	685,597
		987,240
Media — 3.1%
AMC Networks, Inc., 4.25%, 2/15/29	1,050,000	1,022,438
Cable Onda SA, 4.50%, 1/30/30(1)	200,000	212,937
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.50%, 6/1/41	516,000	490,060
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.80%, 3/1/50	889,000	955,921
Comcast Corp., 2.35%, 1/15/27	980,000	1,023,763
Comcast Corp., 3.20%, 7/15/36	337,000	352,274
Comcast Corp., 3.75%, 4/1/40	158,000	173,593
CSC Holdings LLC, 5.875%, 9/15/22	1,120,000	1,184,714
CSC Holdings LLC, 4.625%, 12/1/30(1)	725,000	714,125
Discovery Communications LLC, 5.20%, 9/20/47	820,000	973,642
Lamar Media Corp., 3.75%, 2/15/28	1,495,000	1,495,934
Sinclair Television Group, Inc., 4.125%, 12/1/30(1)	790,000	762,844
Sirius XM Radio, Inc., 5.00%, 8/1/27(1)	1,003,000	1,053,667
TEGNA, Inc., 4.625%, 3/15/28	1,082,000	1,102,964
Time Warner Cable LLC, 4.50%, 9/15/42	725,000	775,954
ViacomCBS, Inc., 3.70%, 8/15/24	425,000	461,008
ViacomCBS, Inc., 4.375%, 3/15/43	345,000	372,812
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(1)	1,385,000	1,410,623
VTR Finance NV, 6.375%, 7/15/28(1)	850,000	920,367
		15,459,640
Metals and Mining — 1.2%
Alcoa Nederland Holding BV, 4.125%, 3/31/29(1)	630,000	636,168
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(1)	844,000	843,620
Constellium SE, 3.75%, 4/15/29(1)	476,000	455,689
Freeport-McMoRan, Inc., 4.625%, 8/1/30	1,111,000	1,210,990
Minera Mexico SA de CV, 4.50%, 1/26/50(1)	653,000	673,576
Newcrest Finance Pty Ltd., 4.20%, 5/13/50(1)	215,000	233,764
Novelis Corp., 4.75%, 1/30/30(1)	775,000	800,246
Steel Dynamics, Inc., 3.45%, 4/15/30	235,000	251,347
Steel Dynamics, Inc., 3.25%, 1/15/31	160,000	169,541

	Principal Amount/Shares	Value
Steel Dynamics, Inc., 3.25%, 10/15/50	$89,000	$83,359
Teck Resources Ltd., 3.90%, 7/15/30	199,000	208,131
Teck Resources Ltd., 6.25%, 7/15/41	450,000	554,869
		6,121,300
Multi-Utilities — 0.7%
Ameren Corp., 3.50%, 1/15/31	647,000	687,746
CenterPoint Energy, Inc., 4.25%, 11/1/28	499,000	560,009
Dominion Energy, Inc., 4.90%, 8/1/41	448,000	538,520
NiSource, Inc., 5.65%, 2/1/45	375,000	483,185
Sempra Energy, 3.25%, 6/15/27	317,000	339,589
WEC Energy Group, Inc., 1.375%, 10/15/27	680,000	657,743
		3,266,792
Multiline Retail — 0.1%
Kohl's Corp., 3.375%, 5/1/31	400,000	401,163
Nordstrom, Inc., 4.25%, 8/1/31(1)(2)	236,000	236,304
		637,467
Oil, Gas and Consumable Fuels — 2.9%
Aker BP ASA, 3.75%, 1/15/30(1)	819,000	846,630
Aker BP ASA, 4.00%, 1/15/31(1)	242,000	252,769
Antero Resources Corp., 7.625%, 2/1/29(1)	693,000	739,344
BP Capital Markets America, Inc., 2.94%, 6/4/51	425,000	379,780
Chevron Corp., 2.00%, 5/11/27	309,000	316,183
Diamondback Energy, Inc., 4.75%, 5/31/25	110,000	123,038
Diamondback Energy, Inc., 3.50%, 12/1/29	610,000	633,548
Ecopetrol SA, 5.875%, 5/28/45	156,000	166,761
Energean Israel Finance Ltd., 4.50%, 3/30/24(1)	657,000	663,150
Energy Transfer Operating LP, 5.25%, 4/15/29	400,000	455,610
Energy Transfer Operating LP, 4.90%, 3/15/35	443,000	468,253
Enterprise Products Operating LLC, 4.85%, 3/15/44	508,000	586,555
EQM Midstream Partners LP, 4.50%, 1/15/29(1)	355,000	346,599
Equinor ASA, 1.75%, 1/22/26	208,000	212,970
Equinor ASA, 3.25%, 11/18/49	249,000	244,260
Exxon Mobil Corp., 1.57%, 4/15/23	522,000	535,008
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(1)	1,050,000	1,015,701
Geopark Ltd., 6.50%, 9/21/24	200,000	207,369
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 2/1/29(1)	646,000	652,864
HollyFrontier Corp., 4.50%, 10/1/30	160,000	165,805
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	511,000	663,125
MPLX LP, 2.65%, 8/15/30	385,000	377,749
MPLX LP, 4.50%, 4/15/38	194,000	212,311
Petroleos Mexicanos, 4.875%, 1/24/22	626,000	638,783
Petroleos Mexicanos, 6.875%, 10/16/25(1)	200,000	216,913
Petroleos Mexicanos, 6.50%, 3/13/27	702,000	734,734
Petroleos Mexicanos, 6.625%, 6/15/35	50,000	47,642
Petroleos Mexicanos, 5.50%, 6/27/44	169,000	134,543
Plains All American Pipeline LP / PAA Finance Corp., 3.80%, 9/15/30	675,000	688,234
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	755,000	863,716
Suncor Energy, Inc., 3.75%, 3/4/51	380,000	370,418
Sunoco Logistics Partners Operations LP, 4.00%, 10/1/27	50,000	53,802
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30	316,000	332,547
		14,346,714

	Principal Amount/Shares	Value
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 2.10%, 4/30/27(1)	$475,000	$483,342
Pharmaceuticals — 0.6%
AdaptHealth LLC, 4.625%, 8/1/29(1)	480,000	478,200
Bristol-Myers Squibb Co., 2.55%, 11/13/50	404,000	359,760
Elanco Animal Health, Inc., 5.90%, 8/28/28	149,000	169,394
Royalty Pharma plc, 2.20%, 9/2/30(1)	1,087,000	1,039,060
Viatris, Inc., 2.70%, 6/22/30(1)	612,000	605,074
Viatris, Inc., 4.00%, 6/22/50(1)	268,000	273,808
		2,925,296
Professional Services — 0.1%
Jaguar Holding Co. II / PPD Development LP, 5.00%, 6/15/28(1)	535,000	557,871
Real Estate Management and Development — 0.5%
Howard Hughes Corp. (The), 4.375%, 2/1/31(1)	759,000	744,294
Realogy Group LLC / Realogy Co-Issuer Corp., 5.75%, 1/15/29(1)	1,694,000	1,672,825
		2,417,119
Road and Rail — 0.7%
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	591,000	737,688
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	347,000	395,717
Burlington Northern Santa Fe LLC, 3.30%, 9/15/51(2)	240,000	241,412
CSX Corp., 3.25%, 6/1/27	615,000	669,655
DAE Funding LLC, 3.375%, 3/20/28(1)	687,000	684,031
Norfolk Southern Corp., 3.05%, 5/15/50	256,000	243,451
Union Pacific Corp., MTN, 3.55%, 8/15/39	574,000	610,746
		3,582,700
Semiconductors and Semiconductor Equipment — 0.5%
Broadcom, Inc., 3.46%, 9/15/26	490,000	526,141
Microchip Technology, Inc., 2.67%, 9/1/23(1)	930,000	969,098
Microchip Technology, Inc., 4.25%, 9/1/25(1)	1,180,000	1,233,054
		2,728,293
Software — 0.2%
Microsoft Corp., 2.53%, 6/1/50	275,000	250,910
Oracle Corp., 4.00%, 7/15/46	764,000	788,397
		1,039,307
Specialty Retail — 0.6%
Home Depot, Inc. (The), 2.50%, 4/15/27	250,000	263,499
Home Depot, Inc. (The), 3.90%, 6/15/47	371,000	418,014
Home Depot, Inc. (The), 2.375%, 3/15/51	450,000	386,974
LBM Acquisition LLC, 6.25%, 1/15/29(1)	455,000	469,219
Lowe's Cos., Inc., 1.30%, 4/15/28	520,000	494,749
Lowe's Cos., Inc., 2.625%, 4/1/31	480,000	482,397
PetSmart, Inc. / PetSmart Finance Corp., 4.75%, 2/15/28(1)	535,000	547,818
		3,062,670
Technology Hardware, Storage and Peripherals — 0.8%
Apple, Inc., 2.65%, 2/8/51	830,000	759,959
Dell International LLC / EMC Corp., 4.90%, 10/1/26(1)	680,000	771,821
EMC Corp., 3.375%, 6/1/23	1,533,000	1,583,420
NCR Corp., 5.125%, 4/15/29(1)(2)	595,000	600,581
Seagate HDD Cayman, 4.875%, 3/1/24	188,000	202,297
		3,918,078

	Principal Amount/Shares	Value
Thrifts and Mortgage Finance — 0.2%
PennyMac Financial Services, Inc., 5.375%, 10/15/25(1)	$660,000	$684,948
United Wholesale Mortgage LLC, 5.50%, 4/15/29(1)(2)	445,000	445,556
		1,130,504
Trading Companies and Distributors — 0.4%
Aircastle Ltd., 5.25%, 8/11/25(1)	1,384,000	1,512,554
BOC Aviation Ltd., MTN, 1.75%, 1/21/26	500,000	491,169
		2,003,723
Transportation Infrastructure†
Rumo Luxembourg Sarl, 5.25%, 1/10/28(1)	200,000	210,500
Water Utilities — 0.1%
Essential Utilities, Inc., 2.70%, 4/15/30	513,000	518,090
Wireless Telecommunication Services — 0.7%
Sprint Corp., 7.625%, 2/15/25	1,060,000	1,265,375
T-Mobile USA, Inc., 4.75%, 2/1/28	505,000	537,582
T-Mobile USA, Inc., 2.625%, 2/15/29	625,000	607,681
T-Mobile USA, Inc., 3.50%, 4/15/31	432,000	435,780
Vodafone Group plc, 4.375%, 2/19/43	622,000	693,685
		3,540,103
TOTAL CORPORATE BONDS (Cost $207,928,244)		205,752,783
U.S. TREASURY SECURITIES — 18.5%
U.S. Treasury Bonds, 3.50%, 2/15/39	527,000	632,091
U.S. Treasury Bonds, 4.375%, 11/15/39(3)	600,000	802,359
U.S. Treasury Bonds, 1.125%, 5/15/40(3)	400,000	326,516
U.S. Treasury Bonds, 1.125%, 8/15/40(3)	1,800,000	1,464,328
U.S. Treasury Bonds, 1.875%, 2/15/41	1,900,000	1,769,672
U.S. Treasury Bonds, 3.125%, 11/15/41	638,000	727,071
U.S. Treasury Bonds, 3.125%, 2/15/42	2,200,000	2,508,516
U.S. Treasury Bonds, 3.00%, 5/15/42	3,233,000	3,611,993
U.S. Treasury Bonds, 2.75%, 11/15/42	1,085,000	1,163,239
U.S. Treasury Bonds, 2.875%, 5/15/43	400,000	437,750
U.S. Treasury Bonds, 3.625%, 2/15/44	455,000	559,561
U.S. Treasury Bonds, 3.125%, 8/15/44(3)	200,000	227,680
U.S. Treasury Bonds, 3.00%, 11/15/44	200,000	223,055
U.S. Treasury Bonds, 2.50%, 2/15/45	1,900,000	1,940,449
U.S. Treasury Bonds, 3.00%, 11/15/45	200,000	223,336
U.S. Treasury Bonds, 2.50%, 2/15/46	2,300,000	2,345,191
U.S. Treasury Bonds, 2.25%, 8/15/46	1,500,000	1,456,348
U.S. Treasury Bonds, 2.75%, 8/15/47	300,000	320,760
U.S. Treasury Bonds, 3.375%, 11/15/48	2,000,000	2,402,852
U.S. Treasury Bonds, 2.25%, 8/15/49	2,800,000	2,708,617
U.S. Treasury Bonds, 2.375%, 11/15/49	1,890,000	1,878,446
U.S. Treasury Bonds, 2.00%, 2/15/50	700,000	640,404
U.S. Treasury Bonds, 1.625%, 11/15/50	900,000	750,234
U.S. Treasury Bonds, 1.875%, 2/15/51	2,400,000	2,130,375
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/25	1,008,140	1,098,718
U.S. Treasury Inflation Indexed Notes, 0.25%, 7/15/29	6,135,780	6,756,692
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/30	1,016,710	1,101,013
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/30	15,303,750	16,624,974
U.S. Treasury Notes, 0.125%, 2/28/23	23,000,000	22,987,422

	Principal Amount/Shares	Value
U.S. Treasury Notes, 0.25%, 3/15/24	$6,600,000	$6,582,726
U.S. Treasury Notes, 0.375%, 11/30/25	3,000,000	2,934,961
U.S. Treasury Notes, 0.375%, 1/31/26	3,000,000	2,925,937
TOTAL U.S. TREASURY SECURITIES (Cost $94,903,934)		92,263,286
COLLATERALIZED MORTGAGE OBLIGATIONS — 15.6%
Private Sponsor Collateralized Mortgage Obligations — 9.4%
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 2.77%, 3/25/35	162,954	166,171
Agate Bay Mortgage Loan Trust, Series 2016-3, Class A3, VRN, 3.50%, 8/25/46(1)	145,472	148,047
Arroyo Mortgage Trust, Series 2020-1, Class M1, 4.28%, 3/25/55(1)	2,166,000	2,282,747
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 3.58%, 6/25/34	84,561	86,371
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.37%, (1-year H15T1Y plus 2.25%), 2/25/36	60,278	62,557
Bellemeade Re Ltd., Series 2017-1, Class M2, VRN, 3.46%, (1-month LIBOR plus 3.35%), 10/25/27(1)	411,256	411,415
Bellemeade Re Ltd., Series 2018-1A, Class M2, VRN, 3.01%, (1-month LIBOR plus 2.90%), 4/25/28(1)	4,350,000	4,392,516
Bellemeade Re Ltd., Series 2020-4A, Class M2A, VRN, 2.71%, (1-month LIBOR plus 2.60%), 6/25/30(1)	1,550,000	1,551,495
Bunker Hill Loan Depositary Trust, Series 2019-2, Class M1, 3.67%, 7/25/49(1)	2,916,000	2,958,798
Citigroup Mortgage Loan Trust, Series 2015-PS1, Class B3, VRN, 5.25%, 9/25/42(1)	656,217	699,654
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.19%, 8/25/34	413,662	423,700
COLT Mortgage Loan Trust, Series 2020-1, Class A3 SEQ, VRN, 2.90%, 2/25/50(1)	347	350
COLT Mortgage Loan Trust, Series 2020-2, Class M1, VRN, 5.25%, 3/25/65(1)	1,590,000	1,696,940
Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 2M2, VRN, 3.76%, (1-month LIBOR plus 3.65%), 2/25/40(1)	1,554,000	1,572,449
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	4,168	4,047
Credit Suisse Mortgage Trust, Series 2017-HL1, Class A3 SEQ, VRN, 3.50%, 6/25/47(1)	366	366
Credit Suisse Mortgage Trust, Series 2019-AFC1, Class A1, VRN, 2.57%, 7/25/49(1)	1,152	1,170
Credit Suisse Mortgage Trust, Series 2019-NQM1, Class B1, VRN, 3.89%, 10/25/59(1)	1,070,850	1,091,839
Deephaven Residential Mortgage Trust, Series 2020-1, Class B1, VRN, 3.66%, 1/25/60(1)	1,000,000	1,027,079
Eagle RE Ltd., Series 2018-1, Class M2, VRN, 3.11%, (1-month LIBOR plus 3.00%), 11/25/28(1)	1,600,000	1,616,160
Ellington Financial Mortgage Trust, Series 2020-1, Class B1, VRN, 5.28%, 5/25/65(1)	1,000,000	1,055,428
Ellington Financial Mortgage Trust, Series 2020-1, Class M1, VRN, 5.24%, 5/25/65(1)	1,130,000	1,201,202
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.37%, 10/25/34	320,342	331,565
Flagstar Mortgage Trust, Series 2017-1, Class 1A5 SEQ, VRN, 3.50%, 3/25/47(1)	12,377	12,380

	Principal Amount/Shares	Value
GCAT Trust, Series 2019-NQM3, Class B1, VRN, 3.95%, 11/25/59(1)	$1,100,000	$1,115,230
GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A3 SEQ, VRN, 2.35%, 9/27/60(1)	108	110
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.88%, 6/25/34	70,021	70,130
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 3.30%, 5/25/34	142,141	140,439
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.87%, 1/25/35	158,605	162,414
Home RE Ltd., Series 2020-1, Class M1B, VRN, 3.36%, (1-month LIBOR plus 3.25%), 10/25/30(1)	775,000	790,361
Home RE Ltd., Series 2020-1, Class M1C, VRN, 4.26%, (1-month LIBOR plus 4.15%), 10/25/30(1)	650,000	668,468
Imperial Fund Mortgage Trust, Series 2020-NQM1, Class A3, VRN, 2.05%, 10/25/55(1)	740,354	743,301
Imperial Fund Mortgage Trust, Series 2020-NQM1, Class M1, VRN, 3.53%, 10/25/55(1)	800,000	812,394
JP Morgan Mortgage Trust, Series 2019-LTV3, Class B4, VRN, 4.54%, 3/25/50(1)	1,161,209	1,185,109
JPMorgan Mortgage Trust, Series 2005-S2, Class 3A1, VRN, 7.17%, 2/25/32	12,987	13,190
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 3/25/43(1)	82,101	83,119
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.18%, 11/21/34	100,907	102,025
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.27%, 11/25/35	204,901	204,766
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.79%, 2/25/35	153,916	155,236
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.79%, 2/25/35	77,331	78,236
MFA Trust, Series 2020-NQM1, Class A1 SEQ, VRN, 1.48%, 3/25/65(1)	637	644
New Residential Mortgage Loan Trust, Series 2017-1A, Class A1, VRN, 4.00%, 2/25/57(1)	144,140	155,048
New Residential Mortgage Loan Trust, Series 2020-NQM2, Class M1 SEQ, VRN, 3.89%, 5/24/60(1)	2,292,000	2,386,331
Oaktown Re V Ltd., Series 2020-2A, Class M1A, VRN, 2.51%, (1-month LIBOR plus 2.40%), 10/25/30(1)	354,015	356,878
Oaktown Re V Ltd., Series 2020-2A, Class M1B, VRN, 3.71%, (1-month LIBOR plus 3.60%), 10/25/30(1)	350,000	356,081
Radnor RE Ltd., Series 2020-2, Class M1B, VRN, 4.11%, (1-month LIBOR plus 4.00%), 10/25/30(1)	750,000	757,845
Radnor RE Ltd., Series 2020-2, Class M1C, VRN, 4.71%, (1-month LIBOR plus 4.60%), 10/25/30(1)	500,000	510,157
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 6/25/48(1)	48,870	48,967
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(1)	206,934	211,236
Starwood Mortgage Residential Trust, Series 2020-2, Class B1E, VRN, 3.00%, 4/25/60(1)	584,000	606,413
Starwood Mortgage Residential Trust, Series 2020-2, Class M1E, 3.00%, 4/25/60(1)	3,000,000	3,137,987
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.45%, 7/25/34	218,749	225,465

	Principal Amount/Shares	Value
Traingle RE Ltd., Series 2020-1, Class M1C, VRN, 4.61%, (1-month LIBOR plus 4.50%), 10/25/30(1)	$1,350,000	$1,387,134
Verus Securitization Trust, Series 2019-4, Class M1, VRN, 3.21%, 11/25/59(1)	750,000	762,978
Verus Securitization Trust, Series 2020-2, Class B1 SEQ, VRN, 5.36%, 5/25/60(1)	1,920,000	2,017,835
Verus Securitization Trust, Series 2020-2, Class M1, VRN, 5.36%, 5/25/60(1)	900,000	962,677
Verus Securitization Trust, Series 2020-INV1, Class B1, VRN, 5.75%, 3/25/60(1)	1,100,000	1,148,145
Vista Point Securitization Trust, Series 2020-1, Class B1, VRN, 5.375%, 3/25/65(1)	2,600,000	2,721,358
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	30,445	31,499
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1 SEQ, 6.00%, 6/25/36	186,170	182,161
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 2.80%, 4/25/36	1	1
		47,085,814
U.S. Government Agency Collateralized Mortgage Obligations — 6.2%
FHLMC, Series 2013-DN2, Class M2, VRN, 4.36%, (1-month LIBOR plus 4.25%), 11/25/23	1,109,055	1,109,964
FHLMC, Series 2014-DN2, Class M3, VRN, 3.71%, (1-month LIBOR plus 3.60%), 4/25/24	828,833	827,849
FHLMC, Series 2014-DN3, Class M3, VRN, 4.11%, (1-month LIBOR plus 4.00%), 8/25/24	224,839	229,050
FHLMC, Series 2014-HQ3, Class M3, VRN, 4.86%, (1-month LIBOR plus 4.75%), 10/25/24	109,772	111,337
FHLMC, Series 2015-DNA3, Class M3F, VRN, 3.81%, (1-month LIBOR plus 3.70%), 4/25/28	259,377	266,407
FHLMC, Series 2015-HQ2, Class M3, VRN, 3.36%, (1-month LIBOR plus 3.25%), 5/25/25	246,074	250,703
FHLMC, Series 2016-DNA1, Class M3, VRN, 5.66%, (1-month LIBOR plus 5.55%), 7/25/28	712,998	751,874
FHLMC, Series 2016-DNA2, Class M3, VRN, 4.76%, (1-month LIBOR plus 4.65%), 10/25/28	386,491	406,088
FHLMC, Series 2016-DNA3, Class M3, VRN, 5.11%, (1-month LIBOR plus 5.00%), 12/25/28	1,062,501	1,122,358
FHLMC, Series 2016-DNA4, Class M3, VRN, 3.91%, (1-month LIBOR plus 3.80%), 3/25/29	397,143	414,421
FHLMC, Series 2016-HQA4, Class M3, VRN, 4.01%, (1-month LIBOR plus 3.90%), 4/25/29	435,350	451,995
FHLMC, Series 2017-DNA1, Class M2, VRN, 3.36%, (1-month LIBOR plus 3.25%), 7/25/29	617,727	637,366
FHLMC, Series 2017-DNA2, Class M2, VRN, 3.56%, (1-month LIBOR plus 3.45%), 10/25/29	1,682,000	1,750,778
FHLMC, Series 2017-HQA2, Class M2B, VRN, 2.76%, (1-month LIBOR plus 2.65%), 12/25/29	1,200,000	1,208,093
FHLMC, Series 2018-DNA2, Class B1, VRN, 3.81%, (1-month LIBOR plus 3.70%), 12/25/30(1)	620,000	625,349
FHLMC, Series 2018-HQA2, Class M2, VRN, 2.41%, (1-month LIBOR plus 2.30%), 10/25/48(1)	134,000	134,622
FHLMC, Series 2018-HRP1, Class M2, VRN, 1.76%, (1-month LIBOR plus 1.65%), 4/25/43(1)	1,790,327	1,781,389
FHLMC, Series 2018-HRP2, Class B1, VRN, 4.31%, (1-month LIBOR plus 4.20%), 2/25/47(1)	1,060,000	1,087,307
FHLMC, Series 2019-DNA2, Class B1, VRN, 4.46%, (1-month LIBOR plus 4.35%), 3/25/49(1)	600,000	611,288

	Principal Amount/Shares	Value
FHLMC, Series 2019-DNA2, Class M2, VRN, 2.56%, (1-month LIBOR plus 2.45%), 3/25/49(1)	$277,564	$279,042
FHLMC, Series 2019-FTR2, Class M2, VRN, 2.26%, (1-month LIBOR plus 2.15%), 11/25/48(1)	520,000	517,640
FHLMC, Series 2020-DNA2, Class B1, VRN, 2.61%, (1-month LIBOR plus 2.50%), 2/25/50(1)	1,250,000	1,230,672
FHLMC, Series 2020-DNA3, Class B1, VRN, 5.21%, (1-month LIBOR plus 5.10%), 6/25/50(1)	900,000	935,526
FHLMC, Series 2020-DNA3, Class M2, VRN, 3.11%, (1-month LIBOR plus 3.00%), 6/25/50(1)	164,766	166,042
FHLMC, Series 2020-DNA4, Class B1, VRN, 6.11%, (1-month LIBOR plus 6.00%), 8/25/50(1)	90,000	95,065
FHLMC, Series 2020-DNA6, Class M2, VRN, 2.02%, (SOFR plus 2.00%), 12/25/50(1)	3,020,000	3,023,570
FHLMC, Series 2020-HQA2, Class M2, VRN, 3.21%, (1-month LIBOR plus 3.10%), 3/25/50(1)	250,000	254,309
FHLMC, Series 2020-HQA3, Class M2, VRN, 3.71%, (1-month LIBOR plus 3.60%), 7/25/50(1)	362,417	367,225
FHLMC, Series 3397, Class GF, VRN, 0.61%, (1-month LIBOR plus 0.50%), 12/15/37	139,464	140,666
FNMA, Series 2014-C01, Class M2, VRN, 4.51%, (1-month LIBOR plus 4.40%), 1/25/24	421,524	432,473
FNMA, Series 2014-C02, Class 1M2, VRN, 2.71%, (1-month LIBOR plus 2.60%), 5/25/24	3,322,124	3,278,387
FNMA, Series 2014-C02, Class 2M2, VRN, 2.71%, (1-month LIBOR plus 2.60%), 5/25/24	436,517	440,711
FNMA, Series 2014-C03, Class 1M2, VRN, 3.11%, (1-month LIBOR plus 3.00%), 7/25/24	504,580	499,353
FNMA, Series 2014-C03, Class 2M2, VRN, 3.01%, (1-month LIBOR plus 2.90%), 7/25/24	177,783	179,943
FNMA, Series 2014-C04, Class 1M2, VRN, 5.01%, (1-month LIBOR plus 4.90%), 11/25/24	367,408	379,912
FNMA, Series 2014-C04, Class 2M2, VRN, 5.11%, (1-month LIBOR plus 5.00%), 11/25/24	335,057	339,111
FNMA, Series 2015-C02, Class 1M2, VRN, 4.11%, (1-month LIBOR plus 4.00%), 5/25/25	94,931	96,464
FNMA, Series 2015-C03, Class 1M2, VRN, 5.11%, (1-month LIBOR plus 5.00%), 7/25/25	806,119	830,289
FNMA, Series 2015-C03, Class 2M2, VRN, 5.11%, (1-month LIBOR plus 5.00%), 7/25/25	171,131	173,799
FNMA, Series 2015-C04, Class 1M2, VRN, 5.81%, (1-month LIBOR plus 5.70%), 4/25/28	590,893	629,467
FNMA, Series 2016-C01, Class 1M2, VRN, 6.86%, (1-month LIBOR plus 6.75%), 8/25/28	86,561	91,870
FNMA, Series 2016-C01, Class 2M2, VRN, 7.06%, (1-month LIBOR plus 6.95%), 8/25/28	846,415	905,347
FNMA, Series 2016-C03, Class 2M2, VRN, 6.01%, (1-month LIBOR plus 5.90%), 10/25/28	79,429	84,298
FNMA, Series 2016-C04, Class 1M2, VRN, 4.36%, (1-month LIBOR plus 4.25%), 1/25/29	456,235	476,494
FNMA, Series 2016-C06, Class 1M2, VRN, 4.36%, (1-month LIBOR plus 4.25%), 4/25/29	450,134	470,512
FNMA, Series 2017-C03, Class 1M2, VRN, 3.11%, (1-month LIBOR plus 3.00%), 10/25/29	202,624	207,979
FNMA, Series 2017-C06, Class 2M2, VRN, 2.91%, (1-month LIBOR plus 2.80%), 2/25/30	461,690	466,292
FNMA, Series 2017-C07, Class 1M2, VRN, 2.51%, (1-month LIBOR plus 2.40%), 5/25/30	104,700	105,416

	Principal Amount/Shares	Value
GNMA, Series 2007-5, Class FA, VRN, 0.25%, (1-month LIBOR plus 0.14%), 2/20/37	$166,799	$166,581
		31,042,693
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $77,125,734)		78,128,507
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 15.1%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.5%
FHLMC, VRN, 2.74%, (1-year H15T1Y plus 2.26%), 4/1/37	32,345	34,515
FHLMC, VRN, 2.91%, (12-month LIBOR plus 1.77%), 2/1/38	46,788	49,785
FHLMC, VRN, 2.89%, (12-month LIBOR plus 1.87%), 6/1/38	82,068	86,696
FHLMC, VRN, 2.63%, (12-month LIBOR plus 1.88%), 7/1/40	37,985	40,306
FHLMC, VRN, 2.32%, (12-month LIBOR plus 1.76%), 9/1/40	75,033	78,296
FHLMC, VRN, 3.66%, (12-month LIBOR plus 1.88%), 5/1/41	37,342	39,009
FHLMC, VRN, 3.08%, (12-month LIBOR plus 1.86%), 7/1/41	97,170	103,142
FHLMC, VRN, 2.02%, (12-month LIBOR plus 1.64%), 2/1/43	9,389	9,628
FHLMC, VRN, 3.19%, (12-month LIBOR plus 1.63%), 5/1/43	26,795	28,030
FHLMC, VRN, 2.50%, (12-month LIBOR plus 1.62%), 6/1/43	1,249	1,254
FHLMC, VRN, 2.84%, (12-month LIBOR plus 1.65%), 6/1/43	33,166	33,334
FHLMC, VRN, 3.23%, (12-month LIBOR plus 1.62%), 6/1/44	85,553	89,559
FHLMC, VRN, 2.36%, (12-month LIBOR plus 1.63%), 8/1/46	187,463	195,409
FHLMC, VRN, 3.05%, (12-month LIBOR plus 1.64%), 9/1/47	107,338	112,370
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	16,434	17,145
FNMA, VRN, 2.09%, (12-month LIBOR plus 1.72%), 12/1/37	24,900	25,182
FNMA, VRN, 2.07%, (12-month LIBOR plus 1.69%), 1/1/40	29,839	31,044
FNMA, VRN, 2.54%, (12-month LIBOR plus 1.79%), 8/1/40	81,358	85,695
FNMA, VRN, 2.32%, (12-month LIBOR plus 1.77%), 10/1/40	97,872	103,347
FNMA, VRN, 2.45%, (12-month LIBOR plus 1.75%), 8/1/41	57,404	60,665
FNMA, VRN, 2.08%, (12-month LIBOR plus 1.59%), 3/1/43	15,665	16,127
FNMA, VRN, 2.08%, (12-month LIBOR plus 1.57%), 1/1/45	75,030	76,694
FNMA, VRN, 2.60%, (12-month LIBOR plus 1.60%), 4/1/46	509,783	529,399
FNMA, VRN, 3.18%, (12-month LIBOR plus 1.61%), 3/1/47	41,233	43,037
FNMA, VRN, 3.25%, (12-month LIBOR plus 1.62%), 5/1/47	473,760	496,695
		2,386,363
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 14.6%
FHLMC, 4.50%, 6/1/21	2	2
FHLMC, 7.00%, 9/1/27	118	134
FHLMC, 6.50%, 1/1/28	187	210
FHLMC, 7.00%, 2/1/28	27	30
FHLMC, 6.50%, 3/1/29	1,167	1,330
FHLMC, 6.50%, 6/1/29	1,595	1,793
FHLMC, 7.00%, 8/1/29	134	148
FHLMC, 5.00%, 4/1/31	169,471	192,611
FHLMC, 5.00%, 5/1/31	246,329	279,959
FHLMC, 6.50%, 5/1/31	1,436	1,614
FHLMC, 6.50%, 6/1/31	155	174
FHLMC, 5.50%, 12/1/33	16,464	18,950
FHLMC, 6.00%, 9/1/35	253,801	303,626
FHLMC, 5.50%, 12/1/37	18,910	22,251
FHLMC, 5.50%, 1/1/38	30,713	36,062
FHLMC, 6.00%, 2/1/38	135,312	161,911
FHLMC, 5.50%, 4/1/38	64,905	76,363
FHLMC, 6.00%, 8/1/38	7,657	8,727

	Principal Amount/Shares	Value
FNMA, 6.50%, 1/1/26	$701	$787
FNMA, 7.00%, 12/1/27	126	131
FNMA, 7.50%, 4/1/28	1,741	1,936
FNMA, 7.00%, 5/1/28	1,604	1,664
FNMA, 7.00%, 6/1/28	28	29
FNMA, 6.50%, 1/1/29	192	219
FNMA, 6.50%, 4/1/29	738	830
FNMA, 7.00%, 7/1/29	120	121
FNMA, 7.50%, 7/1/29	863	873
FNMA, 7.50%, 9/1/30	503	590
FNMA, 5.00%, 6/1/31	180,134	204,673
FNMA, 5.00%, 7/1/31	485,498	551,644
FNMA, 7.00%, 9/1/31	2,473	2,619
FNMA, 6.50%, 1/1/32	645	724
FNMA, 6.50%, 8/1/32	3,282	3,743
FNMA, 5.50%, 2/1/33	168,299	195,916
FNMA, 5.00%, 6/1/33	160,245	184,833
FNMA, 5.50%, 6/1/33	9,709	11,315
FNMA, 5.50%, 7/1/33	52,889	61,532
FNMA, 5.00%, 8/1/33	22,884	26,544
FNMA, 5.50%, 8/1/33	23,601	27,549
FNMA, 5.50%, 9/1/33	30,073	35,067
FNMA, 4.50%, 10/1/33	106,923	119,002
FNMA, 5.00%, 11/1/33	340,683	394,235
FNMA, 6.00%, 12/1/33	197,361	233,878
FNMA, 5.50%, 1/1/34	19,433	22,493
FNMA, 5.50%, 2/1/34	91,205	106,238
FNMA, 3.50%, 3/1/34	781,165	836,892
FNMA, 5.00%, 3/1/34	60,665	70,149
FNMA, 5.50%, 4/1/34	61,442	71,575
FNMA, 5.50%, 4/1/34	184,182	213,058
FNMA, 5.00%, 8/1/34	29,366	34,112
FNMA, 5.50%, 8/1/34	58,010	67,885
FNMA, 4.50%, 1/1/35	537,264	597,813
FNMA, 5.00%, 4/1/35	285,143	331,388
FNMA, 5.00%, 6/1/35	106,485	123,760
FNMA, 5.00%, 7/1/35	203,894	236,133
FNMA, 5.00%, 8/1/35	16,877	19,638
FNMA, 5.00%, 10/1/35	46,603	54,196
FNMA, 5.50%, 12/1/35	299,757	350,886
FNMA, 5.00%, 2/1/36	35,297	41,094
FNMA, 5.50%, 4/1/36	37,473	43,883
FNMA, 5.50%, 5/1/36	75,883	88,827
FNMA, 5.50%, 7/1/36	28,025	32,184
FNMA, 5.50%, 12/1/36	14,840	17,378
FNMA, 5.50%, 2/1/37	10,031	11,763
FNMA, 5.50%, 5/1/37	14,187	16,580
FNMA, 6.00%, 7/1/37	42,310	50,459
FNMA, 6.00%, 8/1/37	49,522	59,222
FNMA, 6.50%, 8/1/37	8,318	9,550
FNMA, 6.00%, 9/1/37	145,660	173,169
FNMA, 6.00%, 11/1/37	188,065	224,143

	Principal Amount/Shares	Value
FNMA, 5.50%, 12/1/37	$76,886	$90,407
FNMA, 5.50%, 2/1/38	13,474	15,554
FNMA, 5.00%, 3/1/38	48,944	56,981
FNMA, 5.50%, 6/1/38	37,177	43,460
FNMA, 6.50%, 9/1/38	102,504	117,933
FNMA, 5.50%, 12/1/38	51,424	59,031
FNMA, 5.00%, 1/1/39	22,750	25,228
FNMA, 5.50%, 1/1/39	423,941	498,604
FNMA, 4.50%, 2/1/39	90,268	101,837
FNMA, 5.00%, 2/1/39	352,898	410,971
FNMA, 4.50%, 4/1/39	230,815	260,395
FNMA, 4.50%, 5/1/39	596,102	672,498
FNMA, 6.50%, 5/1/39	104,531	122,258
FNMA, 5.00%, 8/1/39	210,148	244,736
FNMA, 4.50%, 10/1/39	1,052,837	1,187,799
FNMA, 4.00%, 10/1/40	1,090,887	1,209,996
FNMA, 4.50%, 11/1/40	1,001,426	1,129,783
FNMA, 4.00%, 8/1/41	1,012,805	1,121,609
FNMA, 4.50%, 9/1/41	469,701	523,399
FNMA, 3.50%, 10/1/41	692,286	748,529
FNMA, 5.00%, 1/1/42	335,608	390,743
FNMA, 3.50%, 2/1/42	515,718	557,478
FNMA, 3.50%, 5/1/42	286,052	311,004
FNMA, 3.50%, 6/1/42	2,203,779	2,396,741
FNMA, 3.50%, 8/1/42	112,854	121,491
FNMA, 3.50%, 8/1/42	742,103	804,813
FNMA, 3.50%, 9/1/42	181,849	197,166
FNMA, 3.50%, 5/1/45	540,874	582,721
FNMA, 4.00%, 11/1/45	733,933	800,155
FNMA, 4.00%, 11/1/45	311,143	341,305
FNMA, 4.00%, 2/1/46	893,796	975,061
FNMA, 4.00%, 4/1/46	877,756	954,668
FNMA, 3.50%, 2/1/47	1,290,899	1,380,773
FNMA, 3.50%, 7/1/47	826,348	877,745
FNMA, 6.50%, 8/1/47	3,035	3,295
FNMA, 6.50%, 9/1/47	6,121	6,624
FNMA, 6.50%, 9/1/47	297	322
FNMA, 6.50%, 9/1/47	3,210	3,472
FNMA, 4.00%, 6/1/48	2,090,961	2,248,940
FNMA, 4.00%, 10/1/48	429,730	461,660
FNMA, 4.50%, 2/1/49	597,116	650,873
FNMA, 3.50%, 5/1/49	192,049	202,831
FNMA, 4.00%, 6/1/49	450,048	482,763
GNMA, 2.50%, TBA	18,700,000	19,296,063
GNMA, 3.00%, TBA	7,500,000	7,813,770
GNMA, 7.00%, 11/15/22	206	208
GNMA, 7.00%, 4/20/26	127	142
GNMA, 7.50%, 8/15/26	291	326
GNMA, 8.00%, 8/15/26	124	136
GNMA, 7.50%, 5/15/27	178	180
GNMA, 8.00%, 6/15/27	348	349
GNMA, 7.00%, 2/15/28	110	110

	Principal Amount/Shares	Value
GNMA, 7.50%, 2/15/28	$46	$46
GNMA, 6.50%, 3/15/28	467	521
GNMA, 6.50%, 5/15/28	12	13
GNMA, 6.50%, 5/15/28	2,072	2,316
GNMA, 7.00%, 12/15/28	129	129
GNMA, 7.00%, 5/15/31	1,533	1,804
GNMA, 5.50%, 12/15/32	60,142	69,777
GNMA, 4.50%, 8/15/33	82,433	92,406
GNMA, 6.00%, 9/20/38	67,274	77,222
GNMA, 5.50%, 11/15/38	75,683	86,389
GNMA, 5.50%, 11/15/38	27,900	31,093
GNMA, 5.50%, 12/20/38	42,674	50,023
GNMA, 6.00%, 1/20/39	15,348	18,073
GNMA, 5.00%, 3/20/39	107,116	123,028
GNMA, 4.50%, 4/15/39	115,430	130,452
GNMA, 4.50%, 6/15/39	271,255	308,172
GNMA, 4.50%, 1/15/40	155,265	175,389
GNMA, 4.50%, 4/15/40	161,985	184,008
GNMA, 4.00%, 7/15/40	127,317	139,623
GNMA, 4.00%, 11/20/40	1,488,046	1,648,832
GNMA, 4.50%, 12/15/40	317,780	361,171
GNMA, 4.50%, 7/20/41	458,090	513,973
GNMA, 3.50%, 6/20/42	772,265	837,922
GNMA, 2.50%, 7/20/46	1,863,820	1,940,103
GNMA, 2.50%, 2/20/47	373,090	387,950
UMBS, 3.00%, TBA	8,000,000	8,333,437
		73,089,625
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $74,713,296)		75,475,988
COLLATERALIZED LOAN OBLIGATIONS — 6.2%
Aimco CLO 12 Ltd., Series 2020-12A, Class C, VRN, 2.38%, (3-month LIBOR plus 2.15%), 1/17/32(1)	1,250,000	1,257,276
Allegany Park CLO Ltd., Series 2019-1A, Class C, VRN, 2.77%, (3-month LIBOR plus 2.55%), 1/20/33(1)	200,000	201,050
Anchorage Capital CLO Ltd., Series 2020-16A, Class B, VRN, 2.40%, (3-month LIBOR plus 2.20%), 10/20/31(1)	1,000,000	1,007,185
Atrium IX, Series 9A, Class BR2, VRN, 1.69%, (3-month LIBOR plus 1.50%), 5/28/30(1)	950,000	948,715
Bean Creek CLO Ltd., Series 2015-1A, Class BR, VRN, 1.67%, (3-month LIBOR plus 1.45%), 4/20/31(1)	575,000	573,435
CBAM Ltd., Series 2018-5A, Class B1, VRN, 1.62%, (3-month LIBOR plus 1.40%), 4/17/31(1)	200,000	199,462
Deer Creek CLO Ltd., Series 2017-1A, Class A, VRN, 1.40%, (3-month LIBOR plus 1.18%), 10/20/30(1)	1,150,000	1,152,370
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A2LR, VRN, 1.84%, (3-month LIBOR plus 1.65%), 8/15/30(1)	150,000	149,975
Elmwood CLO IV Ltd., Series 2020-1A, Class B, VRN, 1.94%, (3-month LIBOR plus 1.70%), 4/15/33(1)	2,250,000	2,261,416
Elmwood CLO V Ltd., Series 2020-2A, Class B, VRN, 2.42%, (3-month LIBOR plus 2.20%), 7/24/31(1)	375,000	378,159
Elmwood CLO VII Ltd., Series 2020-4A, Class C, VRN, 2.40%, (3-month LIBOR plus 2.25%), 1/17/34(1)	1,000,000	992,736

	Principal Amount/Shares	Value
Elmwood CLO VIII Ltd., Series 2021-1A, Class C, VRN, 2.07%, (3-month LIBOR plus 1.95%), 1/20/34(1)	$1,000,000	$997,562
Flatiron CLO 20 Ltd., Series 2020-1A, Class C, VRN, 2.70%, (3-month LIBOR plus 2.45%), 11/20/33(1)	950,000	951,090
Goldentree Loan Management US CLO 5 Ltd., Series 2019-5A, Class A, VRN, 1.52%, (3-month LIBOR plus 1.30%), 10/20/32(1)	700,000	703,198
Kayne CLO 10 Ltd., Series 2021-10A, Class D, VRN, 2.95%, (3-month LIBOR plus 2.75%), 4/23/34(1)	1,000,000	987,091
Kayne CLO 9 Ltd., Series 2020-9A, Class B1, VRN, 2.14%, (3-month LIBOR plus 1.90%), 1/15/34(1)	1,400,000	1,419,278
KKR CLO Ltd., Series 19, Class A2, VRN, 1.74%, (3-month LIBOR plus 1.50%), 10/15/30(1)	3,000,000	3,000,007
KKR CLO Ltd., Series 2030A, Class B1, VRN, 2.24%, (3-month LIBOR plus 2.00%), 10/17/31(1)	500,000	501,722
Madison Park Funding XXII Ltd., Series 2016-22A, Class BR, VRN, 1.84%, (3-month LIBOR plus 1.60%), 1/15/33(1)	100,000	100,296
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 1.74%, (3-month LIBOR plus 1.50%), 4/15/31(1)	450,000	450,001
Magnetite XXIV Ltd., Series 2019-24A, Class B, VRN, 2.09%, (3-month LIBOR plus 1.85%), 1/15/33(1)	1,000,000	1,008,852
Magnetite XXIV Ltd., Series 2019-24A, Class C, VRN, 2.79%, (3-month LIBOR plus 2.55%), 1/15/33(1)	250,000	250,163
Magnetite Xxix Ltd., Series 2021-29A, Class D, VRN, 2.70%, (3-month LIBOR plus 2.60%), 1/15/34(1)	1,125,000	1,142,868
Neuberger Berman Loan Advisers CLO 30 Ltd., Series 2018-30A, Class DR, VRN, 3.04%, (3-month LIBOR plus 2.85%), 1/20/31(1)	650,000	652,340
Neuberger Berman Loan Advisers CLO Ltd., Series 2017-26A, Class B, VRN, 1.72%, (3-month LIBOR plus 1.50%), 10/18/30(1)	1,500,000	1,499,680
Octagon Investment Partners 24 Ltd., Series 2015-1A, Class BS, VRN, 2.12%, (3-month LIBOR plus 1.90%), 4/21/31(1)	500,000	502,289
Octagon Investment Partners 31 Ltd., Series 2017-1A, Class CR, VRN, 2.27%, (3-month LIBOR plus 2.05%), 7/20/30(1)	750,000	750,140
Octagon Investment Partners 45 Ltd., Series 2019-1A, Class B1, VRN, 2.09%, (3-month LIBOR plus 1.85%), 10/15/32(1)	200,000	200,364
Octagon Investment Partners 47 Ltd., Series 2020-1A, Class A1, VRN, 2.07%, (3-month LIBOR plus 1.85%), 4/20/31(1)	1,000,000	1,004,990
OHA Credit Partners VII Ltd., Series 2012-7A, Class D1R3, VRN, 3.09%, (3-month LIBOR plus 2.90%), 2/20/34(1)	1,100,000	1,105,227
Reese Park CLO Ltd., Series 2020-1A, Class C1, VRN, 2.69%, (3-month LIBOR plus 2.45%), 10/15/32(1)	950,000	951,630
Rockford Tower CLO Ltd., Series 2018-1A, Class C, VRN, 2.23%, (3-month LIBOR plus 2.05%), 5/20/31(1)	1,250,000	1,239,186
Rockford Tower CLO Ltd., Series 2018-1A, Class D, VRN, 3.18%, (3-month LIBOR plus 3.00%), 5/20/31(1)	900,000	878,848
Rockford Tower CLO Ltd., Series 2020-1A, Class C, VRN, 2.60%, (3-month LIBOR plus 2.35%), 1/20/32(1)	1,100,000	1,101,182
Voya CLO Ltd., Series 2013-2A, Class A2AR, VRN, 1.62%, (3-month LIBOR plus 1.40%), 4/25/31(1)	350,000	344,266
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $30,768,504)		30,864,049
ASSET-BACKED SECURITIES — 3.2%
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(1)	508,701	521,403

	Principal Amount/Shares	Value
FirstKey Homes Trust, Series 2020-SFR1, Class B, 1.74%, 9/17/25(1)	$510,000	$507,946
FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.97%, 10/19/37(1)	944,000	933,541
FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.67%, 10/19/37(1)	1,100,000	1,114,692
Goodgreen Trust, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(1)	1,338,409	1,442,006
Hertz Fleet Lease Funding LP, Series 2017-1, Class A1, VRN, 0.76%, (1-month LIBOR plus 0.65%), 4/10/31(1)	96,116	96,165
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(1)	164,557	165,316
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(1)	241,774	244,616
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(1)	680,984	696,604
MVW Owner Trust, Series 2018-1A, Class A SEQ, 3.45%, 1/21/36(1)	516,118	535,853
MVW Owner Trust, Series 2018-1A, Class B, 3.60%, 1/21/36(1)	173,323	179,920
Progress Residential Trust, Series 2018-SFR3, Class A SEQ, 3.88%, 10/17/35(1)	1,273,816	1,294,534
Progress Residential Trust, Series 2018-SFR3, Class B, 4.08%, 10/17/35(1)	1,000,000	1,012,316
Progress Residential Trust, Series 2018-SFR3, Class G, 5.62%, 10/17/35(1)	1,400,000	1,416,317
Progress Residential Trust, Series 2019-SFR3, Class A SEQ, 2.27%, 9/17/36(1)	622,522	633,282
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(1)	305,809	310,607
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class B, 3.65%, 6/20/35(1)	179,983	186,077
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class A SEQ, 2.59%, 5/20/36(1)	496,485	510,063
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class C, 3.12%, 5/20/36(1)	232,105	235,086
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(1)	504,381	526,926
Tricon American Homes, Series 2020-SFR1, Class C, 2.25%, 7/17/38(1)	500,000	500,399
Tricon American Homes, Series 2020-SFR1, Class D, 2.55%, 7/17/38(1)	1,200,000	1,201,241
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	484,022	487,436
VSE VOI Mortgage LLC, Series 2017-A, Class B, 2.63%, 3/20/35(1)	139,234	141,130
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(1)	857,466	900,233
TOTAL ASSET-BACKED SECURITIES (Cost $15,747,389)		15,793,709
SOVEREIGN GOVERNMENTS AND AGENCIES — 1.6%
Brazil — 0.2%
Brazilian Government International Bond, 6.00%, 4/7/26	1,000,000	1,149,615
Chile — 0.1%
Chile Government International Bond, 3.25%, 9/14/21	151,000	152,963

	Principal Amount/Shares	Value
Chile Government International Bond, 3.625%, 10/30/42	$153,000	$160,550
		313,513
Colombia — 0.1%
Colombia Government International Bond, 7.375%, 9/18/37	500,000	662,750
Dominican Republic†
Dominican Republic International Bond, 5.95%, 1/25/27	200,000	225,500
Egypt — 0.2%
Egypt Government International Bond, 8.50%, 1/31/47	800,000	799,195
Ghana — 0.1%
Ghana Government International Bond, 7.875%, 2/11/35	300,000	279,474
Jordan — 0.1%
Jordan Government International Bond, 7.375%, 10/10/47	400,000	410,220
Namibia†
Namibia International Bonds, 5.25%, 10/29/25	200,000	209,307
Pakistan — 0.1%
Pakistan Government International Bond, 6.875%, 12/5/27	516,000	539,258
Panama — 0.1%
Panama Government International Bond, 6.70%, 1/26/36	217,000	292,799
Peru — 0.1%
Peruvian Government International Bond, 5.625%, 11/18/50	299,000	396,831
Philippines — 0.1%
Philippine Government International Bond, 6.375%, 10/23/34	235,000	322,714
Poland — 0.1%
Republic of Poland Government International Bond, 5.125%, 4/21/21	239,000	239,542
Republic of Poland Government International Bond, 3.00%, 3/17/23	265,000	278,379
		517,921
Russia†
Russian Foreign Bond - Eurobond, 5.25%, 6/23/47	200,000	237,690
South Africa — 0.1%
Republic of South Africa Government International Bond, 5.875%, 6/22/30	500,000	536,420
Sri Lanka — 0.1%
Sri Lanka Government International Bond, 7.55%, 3/28/30	500,000	309,095
Tunisia†
Banque Centrale de Tunisie International Bond, 5.75%, 1/30/25	200,000	175,071
Turkey†
Turkey Government International Bond, 6.875%, 3/17/36	200,000	190,425
Uruguay — 0.1%
Uruguay Government International Bond, 4.375%, 10/27/27	125,000	142,274
Uruguay Government International Bond, 4.125%, 11/20/45	211,000	236,337
		378,611
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $8,117,900)		7,946,409
MUNICIPAL SECURITIES — 1.5%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	330,000	475,697
California State University Rev., 2.98%, 11/1/51	400,000	392,855
Chicago GO, 7.05%, 1/1/29	45,000	51,844
Escambia County Health Facilities Authority Rev., (Baptist Health Care Corp. Obligated Group), 3.61%, 8/15/40 (AGM)	105,000	103,665
Foothill-Eastern Transportation Corridor Agency Rev., 4.09%, 1/15/49	387,000	403,510

	Principal Amount/Shares	Value
Grand Parkway Transportation Corp. Rev., 3.24%, 10/1/52	$255,000	$256,579
Houston GO, 3.96%, 3/1/47	255,000	289,099
Los Angeles Community College District GO, 6.75%, 8/1/49	130,000	213,525
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	240,000	328,274
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	185,000	255,788
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	50,000	62,933
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	150,000	235,940
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	40,000	61,310
Ohio Turnpike & Infrastructure Commission Rev., 3.22%, 2/15/48	455,000	456,181
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	160,000	188,637
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	240,000	331,805
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	150,000	195,939
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	455,000	454,961
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	395,000	528,353
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	280,000	379,463
San Antonio Electric & Gas Systems Rev., 5.99%, 2/1/39	178,000	247,220
San Diego County Regional Airport Authority Rev., 5.59%, 7/1/43	130,000	134,201
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	180,000	241,408
San Jose Redevelopment Agency Successor Agency Tax Allocation, 3.375%, 8/1/34	145,000	154,937
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	230,000	284,266
State of California GO, 4.60%, 4/1/38	140,000	161,789
State of California GO, 7.55%, 4/1/39	260,000	420,507
State of California GO, 7.30%, 10/1/39	135,000	206,039
State of California GO, 7.60%, 11/1/40	25,000	41,563
State of Washington GO, 5.14%, 8/1/40	90,000	121,767
TOTAL MUNICIPAL SECURITIES (Cost $7,270,558)		7,680,055
PREFERRED STOCKS — 0.7%
Banks — 0.3%
BNP Paribas SA, 4.625%(1)	520,000	518,050
HSBC Holdings plc, 4.70%	640,000	632,000
JPMorgan Chase & Co., 4.60%	373,000	377,663
		1,527,713
Capital Markets — 0.1%
Charles Schwab Corp. (The), Series I, 4.00%	540,000	549,342
Consumer Finance — 0.1%
Discover Financial Services, 5.50%	488,000	508,276
Trading Companies and Distributors — 0.2%
Air Lease Corp., 4.65%	820,000	811,800
TOTAL PREFERRED STOCKS (Cost $3,410,493)		3,397,131
BANK LOAN OBLIGATIONS(4) — 0.2%
Food Products†
United Natural Foods, Inc., Term Loan B, 3.61%, (1-month LIBOR plus 3.50%), 10/22/25	$116,661	116,749
Health Care Equipment and Supplies — 0.1%
Avantor Funding, Inc., USD Term Loan B3, 3.25%, (1-month LIBOR plus 2.25%), 11/21/24	275,343	275,860

	Principal Amount/Shares	Value
Pharmaceuticals — 0.1%
Horizon Therapeutics USA Inc., 2021 Term Loan B, 2.50%, (3-month LIBOR plus 2.00%), 2/26/28	$784,000	$782,824
TOTAL BANK LOAN OBLIGATIONS (Cost $1,174,605)		1,175,433
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
BX Commercial Mortgage Trust, Series 2020-VIVA, Class E, VRN, 3.67%, 3/11/44(1) (Cost $964,894)	1,000,000	954,360
TEMPORARY CASH INVESTMENTS — 4.4%
BNP Paribas SA, 0.03%, 4/1/21(1)(5)	10,367,000	10,366,988
State Street Institutional U.S. Government Money Market Fund, Premier Class	4,708,979	4,708,979
Toronto-Dominion Bank (The), 0.05%, 4/7/21(1)(5)	$7,000,000	6,999,898
TOTAL TEMPORARY CASH INVESTMENTS (Cost $22,075,921)		22,075,865
TOTAL INVESTMENT SECURITIES — 108.3% (Cost $544,201,472)		541,507,575
OTHER ASSETS AND LIABILITIES(6) — (8.3)%		(41,326,241)
TOTAL NET ASSETS — 100.0%		$500,181,334

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,299,719	AUD	1,671,406	Bank of America N.A.	6/16/21	$29,810
BRL	7,018,203	USD	1,250,459	Goldman Sachs & Co.	6/16/21	(9,685)
BRL	7,022,294	USD	1,224,676	Goldman Sachs & Co.	6/16/21	16,821
BRL	2,810,103	USD	492,163	Goldman Sachs & Co.	6/16/21	4,646
USD	1,256,504	BRL	7,018,203	Goldman Sachs & Co.	6/16/21	15,730
CAD	937,804	USD	746,439	Morgan Stanley	6/16/21	(122)
USD	1,216,617	CHF	1,122,585	Morgan Stanley	6/16/21	26,587
USD	632,962	CLP	453,466,293	Goldman Sachs & Co.	6/16/21	3,254
COP	4,469,731,624	USD	1,260,574	Goldman Sachs & Co.	6/16/21	(42,178)
USD	666,386	CZK	14,561,864	UBS AG	6/16/21	12,034
USD	1,146,886	EUR	955,070	JPMorgan Chase Bank N.A.	6/16/21	25,199
USD	610,951	HUF	186,462,331	UBS AG	6/16/21	7,840
IDR	8,884,707,690	USD	612,823	Goldman Sachs & Co.	6/16/21	(8,914)
USD	617,792	ILS	2,040,876	UBS AG	6/16/21	6,678
JPY	131,613,847	USD	1,214,520	Bank of America N.A.	6/16/21	(25,022)
KRW	703,140,394	USD	622,937	Goldman Sachs & Co.	6/16/21	597
USD	621,259	KRW	703,140,394	Goldman Sachs & Co.	6/16/21	(2,276)
KZT	252,251,300	USD	592,348	Goldman Sachs & Co.	6/16/21	(8,281)
MXN	34,824,371	USD	1,668,649	Goldman Sachs & Co.	6/16/21	21,956
USD	834,696	MXN	17,467,609	Goldman Sachs & Co.	6/16/21	(13,297)
NZD	1,771,774	USD	1,278,043	Bank of America N.A.	6/16/21	(40,843)
USD	1,268,998	NZD	1,771,774	Bank of America N.A.	6/16/21	31,798
PEN	13,550,679	USD	3,671,176	Goldman Sachs & Co.	6/16/21	(52,571)
USD	1,809,905	PEN	6,794,383	Goldman Sachs & Co.	6/16/21	(4,483)
USD	1,616,169	PHP	79,054,918	Goldman Sachs & Co.	6/16/21	(1,847)
SEK	5,127,887	USD	607,030	UBS AG	6/16/21	(19,493)
USD	603,323	SEK	5,127,887	UBS AG	6/16/21	15,786
USD	1,486,660	THB	45,607,744	Goldman Sachs & Co.	6/16/21	27,616
TRY	9,399,131	USD	1,230,817	UBS AG	6/16/21	(149,711)
USD	1,099,314	TRY	9,399,131	UBS AG	6/16/21	18,208
						$(114,163)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	336	June 2021	$74,164,125	$(40,390)
U.S. Treasury 5-Year Notes	52	June 2021	6,416,719	(12,906)
U.S. Treasury Long Bonds	24	June 2021	3,710,250	(16,569)
U.S. Treasury Ultra Bonds	25	June 2021	4,530,468	(838)
			$88,821,562	$(70,703)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	150	June 2021	$19,640,625	$13,435
U.S. Treasury 10-Year Ultra Notes	300	June 2021	43,106,250	960,139
			$62,746,875	$973,574
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.78%	8/5/24	$1,500,000	$(512)	$39,896	$39,384
CPURNSA	Receive	2.34%	2/5/26	$5,000,000	530	61,103	61,633
CPURNSA	Receive	2.33%	2/8/26	$5,000,000	530	61,153	61,683
CPURNSA	Receive	2.36%	2/9/26	$5,000,000	530	54,974	55,504
CPURNSA	Receive	2.30%	2/24/26	$5,000,000	531	63,155	63,686
CPURNSA	Receive	2.14%	12/16/30	$1,000,000	511	39,527	40,038
CPURNSA	Receive	2.40%	2/9/31	$5,000,000	554	57,893	58,447
					$2,674	$377,701	$380,375

NOTES TO SCHEDULE OF INVESTMENTS
AGM	-	Assured Guaranty Municipal Corporation
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CLP	-	Chilean Peso
COP	-	Colombian Peso
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
CZK	-	Czech Koruna
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
JPY	-	Japanese Yen
KRW	-	South Korean Won
KZT	-	Kazakhstani Tenge
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
MXN	-	Mexican Peso
NZD	-	New Zealand Dollar
PEN	-	Peruvian Sol
PHP	-	Philippine Peso
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SOFR	-	Secured Overnight Financing Rate
TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
THB	-	Thai Baht
TRY	-	Turkish Lira
UMBS	-	Uniform Mortgage-Backed Securities
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $195,344,300, which represented 39.1% of total net assets. Of these securities, 0.7% of total net assets were deemed illiquid under policies approved by the Board of Trustees.
(2)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(3)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $2,341,112.
(4)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

(5)The rate indicated is the yield to maturity at purchase.
(6)Amount relates primarily to receivable for investments sold and payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2021
Assets
Investment securities, at value (cost of $544,201,472)	$541,507,575
Receivable for investments sold	36,977,684
Receivable for capital shares sold	119,325
Receivable for variation margin on futures contracts	71,596
Receivable for variation margin on swap agreements	16,474
Unrealized appreciation on forward foreign currency exchange contracts	264,560
Interest and dividends receivable	2,723,397
581,680,611

Liabilities
Payable for investments purchased	80,784,912
Payable for capital shares redeemed	119,644
Unrealized depreciation on forward foreign currency exchange contracts	378,723
Accrued management fees	200,669
Distribution and service fees payable	5,682
Dividends payable	9,647
81,499,277

Net Assets	$500,181,334

Net Assets Consist of:
Capital paid in	$500,026,849
Distributable earnings	154,485
$500,181,334

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$383,214,245	34,282,469	$11.18
I Class	$39,729,245	3,554,368	$11.18
A Class	$19,274,795	1,724,145	$11.18*
C Class	$1,457,955	130,431	$11.18
R Class	$590,534	52,829	$11.18
R5 Class	$10,817,172	968,150	$11.17
G Class	$45,097,388	4,037,711	$11.17
*Maximum offering price $11.71 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2021
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $368)	$7,494,450
Dividends	221,248
7,715,698

Expenses:
Management fees	1,580,888
Distribution and service fees:
A Class	46,363
C Class	29,820
R Class	3,135
Trustees' fees and expenses	21,046
Other expenses	1,051
1,682,303
Fees waived(1)	(103,114)
1,579,189

Net investment income (loss)	6,136,509

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	4,523,358
Forward foreign currency exchange contract transactions	449,055
Futures contract transactions	839,370
Swap agreement transactions	(292,263)
Foreign currency translation transactions	10
5,519,530

Change in net unrealized appreciation (depreciation) on:
Investments	(4,102,511)
Forward foreign currency exchange contracts	6,171
Futures contracts	894,649
Swap agreements	357,417
(2,844,274)

Net realized and unrealized gain (loss)	2,675,256

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,811,765

(1)Amount consists of $29,212, $9,691, $5,988, $1,152, $198, $3,382 and $53,491 for Investor Class, I Class, A Class, C Class, R Class, R5 Class and G Class, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2021 AND MARCH 31, 2020
Increase (Decrease) in Net Assets	March 31, 2021	March 31, 2020
Operations
Net investment income (loss)	$6,136,509	$3,895,076
Net realized gain (loss)	5,519,530	2,921,143
Change in net unrealized appreciation (depreciation)	(2,844,274)	(535,560)
Net increase (decrease) in net assets resulting from operations	8,811,765	6,280,659

Distributions to Shareholders
From earnings:
Investor Class	(5,585,524)	(2,163,108)
I Class	(849,182)	(689,767)
A Class	(391,482)	(356,726)
C Class	(38,025)	(52,918)
R Class	(11,669)	(12,206)
R5 Class	(267,351)	(277,529)
G Class	(526,593)	—
Decrease in net assets from distributions	(7,669,826)	(3,552,254)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	354,724,560	(4,054,437)

Net increase (decrease) in net assets	355,866,499	(1,326,032)

Net Assets
Beginning of period	144,314,835	145,640,867
End of period	$500,181,334	$144,314,835

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2021

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Core Plus Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on November 4, 2020.
2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 59% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. From April 1, 2020 through July 31, 2020, the investment advisor agreed to waive 0.10% of the fund's management fee. Effective August 1, 2020, the investment advisor terminated the waiver and decreased the annual management fee by 0.10%. Effective November 4, 2020, the investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee before and after waiver for each class for the period ended March 31, 2021 are as follows:

			Effective Annual Management Fee
	Investment Category Fee Range*	Complex Fee Range	Before Waiver	After Waiver
Investor Class	0.2425% to 0.3600%	0.2500% to 0.3100%	0.57%	0.54%
I Class		0.1500% to 0.2100%	0.47%	0.44%
A Class		0.2500% to 0.3100%	0.57%	0.54%
C Class		0.2500% to 0.3100%	0.57%	0.54%
R Class		0.2500% to 0.3100%	0.57%	0.54%
R5 Class		0.0500% to 0.1100%	0.37%	0.34%
G Class		0.0500% to 0.1100%	0.34%	0.00%
*Prior to August 1, 2020, the Investment Category Fee range was 0.3425% to 0.4600%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2021 are detailed in the Statement of Operations.
Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $55,642 and there were no interfund sales.

43

4. Investment Transactions

Purchases of investment securities, excluding short-term investments and in kind transactions, for the period ended March 31, 2021 totaled $1,066,206,662, of which $637,096,498 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2021 totaled $956,416,250, of which $632,800,328 represented U.S. Treasury and Government Agency obligations.

On October 29, 2020, the fund received investment securities and other financial instruments valued at $282,443,611 from a purchase in kind from other products managed by the fund's investment advisor. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.
44

5. Capital Share Transactions
Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2021(1)		Year ended March 31, 2020
	Shares	Amount	Shares	Amount
Investor Class
Sold	30,924,885	$349,905,817	2,506,142	$27,310,053
Issued in reinvestment of distributions	476,891	5,417,958	190,348	2,066,899
Redeemed	(5,039,641)	(57,369,556)	(5,168,305)	(55,406,182)
	26,362,135	297,954,219	(2,471,815)	(26,029,230)
I Class
Sold	2,341,817	26,523,620	3,133,903	33,458,643
Issued in reinvestment of distributions	74,951	849,059	63,351	689,594
Redeemed	(1,461,138)	(16,522,656)	(1,192,245)	(12,963,639)
	955,630	10,850,023	2,005,009	21,184,598
A Class
Sold	568,301	6,405,107	457,399	4,956,897
Issued in reinvestment of distributions	33,839	383,193	32,150	349,426
Redeemed	(424,887)	(4,811,722)	(422,311)	(4,573,516)
	177,253	1,976,578	67,238	732,807
C Class
Sold	26,818	303,598	106,541	1,152,608
Issued in reinvestment of distributions	3,316	37,596	4,631	50,273
Redeemed	(235,996)	(2,669,598)	(102,204)	(1,106,668)
	(205,862)	(2,328,404)	8,968	96,213
R Class
Sold	33,733	378,726	20,423	222,603
Issued in reinvestment of distributions	1,019	11,543	1,105	12,000
Redeemed	(27,109)	(307,588)	(34,601)	(378,490)
	7,643	82,681	(13,073)	(143,887)
R5 Class
Sold	259,987	2,939,467	184,585	1,999,196
Issued in reinvestment of distributions	23,626	267,306	25,541	277,519
Redeemed	(261,813)	(2,946,017)	(202,549)	(2,171,653)
	21,800	260,756	7,577	105,062
G Class			N/A
Sold	4,581,531	52,160,936
Issued in reinvestment of distributions	46,339	526,593
Redeemed	(590,159)	(6,758,822)
	4,037,711	45,928,707
Net increase (decrease)	31,356,310	$354,724,560	(396,096)	$(4,054,437)

(1)November 4, 2020 (commencement of sale) through March 31, 2021 for the G Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

45

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$205,752,783	—
U.S. Treasury Securities	—	92,263,286	—
Collateralized Mortgage Obligations	—	78,128,507	—
U.S. Government Agency Mortgage-Backed Securities	—	75,475,988	—
Collateralized Loan Obligations	—	30,864,049	—
Asset-Backed Securities	—	15,793,709	—
Sovereign Governments and Agencies	—	7,946,409	—
Municipal Securities	—	7,680,055	—
Preferred Stocks	—	3,397,131	—
Bank Loan Obligations	—	1,175,433	—
Commercial Mortgage-Backed Securities	—	954,360	—
Temporary Cash Investments	$4,708,979	17,366,886	—
	$4,708,979	$536,798,596	—
Other Financial Instruments
Futures Contracts	$973,574	—	—
Swap Agreements	—	$380,375	—
Forward Foreign Currency Exchange Contracts	—	264,560	—
	$973,574	$644,935	—

Liabilities
Other Financial Instruments
Futures Contracts	$70,703	—	—
Forward Foreign Currency Exchange Contracts	—	$378,723	—
	$70,703	$378,723	—

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7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $8,328,117.
Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $21,391,538.
Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $31,100,061 futures contracts purchased and $21,082,570 futures contracts sold.

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Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $6,250,000.

Value of Derivative Instruments as of March 31, 2021

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$264,560	Unrealized depreciation on forward foreign currency exchange contracts	$378,723
Interest Rate Risk	Receivable for variation margin on futures contracts*	71,596	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	16,474	Payable for variation margin on swap agreements*	—
		$352,630		$378,723
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(338,407)	Change in net unrealized appreciation (depreciation) on swap agreements	$(105,340)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	449,055	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	6,171
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	839,370	Change in net unrealized appreciation (depreciation) on futures contracts	894,649
Other Contracts	Net realized gain (loss) on swap agreement transactions	46,144	Change in net unrealized appreciation (depreciation) on swap agreements	462,757
		$996,162		$1,258,237

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
48

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. However, LIBOR is expected to be phased out and the transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
9. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$7,669,826	$3,552,254
Long-term capital gains	—	—
The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$544,432,340
Gross tax appreciation of investments	$4,707,256
Gross tax depreciation of investments	(7,632,021)
Net tax appreciation (depreciation) of investments	(2,924,765)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	329,230
Net tax appreciation (depreciation)	$(2,595,535)
Other book-to-tax adjustments	$(71,424)
Undistributed ordinary income	$129,639
Accumulated long-term gains	$2,691,805

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$10.78	0.23	0.44	0.67	(0.27)	$11.18	6.17%	0.55%	0.58%	2.01%	1.98%	285%	$383,214
2020	$10.56	0.29	0.19	0.48	(0.26)	$10.78	4.57%	0.55%	0.65%	2.64%	2.54%	129%	$85,343
2019	$10.59	0.33	0.03	0.36	(0.39)	$10.56	3.55%	0.58%	0.65%	3.17%	3.10%	139%	$109,760
2018	$10.71	0.30	(0.09)	0.21	(0.33)	$10.59	1.92%	0.63%	0.65%	2.80%	2.78%	144%	$118,329
2017	$10.82	0.27	(0.08)	0.19	(0.30)	$10.71	1.76%	0.62%	0.65%	2.52%	2.49%	150%	$84,193
I Class
2021	$10.77	0.24	0.45	0.69	(0.28)	$11.18	6.26%	0.45%	0.48%	2.11%	2.08%	285%	$39,729
2020	$10.56	0.30	0.18	0.48	(0.27)	$10.77	4.67%	0.45%	0.55%	2.74%	2.64%	129%	$27,999
2019	$10.58	0.34	0.04	0.38	(0.40)	$10.56	3.76%	0.48%	0.55%	3.27%	3.20%	139%	$6,269
2018(3)	$10.73	0.31	(0.13)	0.18	(0.33)	$10.58	1.65%	0.53%(4)	0.55%(4)	2.97%(4)	2.95%(4)	144%(5)	$3,441
A Class
2021	$10.78	0.21	0.43	0.64	(0.24)	$11.18	5.91%	0.80%	0.83%	1.76%	1.73%	285%	$19,275
2020	$10.56	0.26	0.19	0.45	(0.23)	$10.78	4.31%	0.80%	0.90%	2.39%	2.29%	129%	$16,670
2019	$10.59	0.30	0.04	0.34	(0.37)	$10.56	3.30%	0.83%	0.90%	2.92%	2.85%	139%	$15,630
2018	$10.71	0.27	(0.09)	0.18	(0.30)	$10.59	1.67%	0.88%	0.90%	2.55%	2.53%	144%	$14,139
2017	$10.82	0.25	(0.09)	0.16	(0.27)	$10.71	1.51%	0.87%	0.90%	2.27%	2.24%	150%	$27,498

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2021	$10.77	0.12	0.44	0.56	(0.15)	$11.18	5.20%	1.55%	1.58%	1.01%	0.98%	285%	$1,458
2020	$10.56	0.18	0.18	0.36	(0.15)	$10.77	3.45%	1.55%	1.65%	1.64%	1.54%	129%	$3,623
2019	$10.58	0.23	0.04	0.27	(0.29)	$10.56	2.62%	1.58%	1.65%	2.17%	2.10%	139%	$3,457
2018	$10.71	0.19	(0.10)	0.09	(0.22)	$10.58	0.81%	1.63%	1.65%	1.80%	1.78%	144%	$5,179
2017	$10.82	0.17	(0.09)	0.08	(0.19)	$10.71	0.76%	1.62%	1.65%	1.52%	1.49%	150%	$6,955
R Class
2021	$10.77	0.18	0.44	0.62	(0.21)	$11.18	5.64%	1.05%	1.08%	1.51%	1.48%	285%	$591
2020	$10.56	0.23	0.19	0.42	(0.21)	$10.77	4.05%	1.05%	1.15%	2.14%	2.04%	129%	$487
2019	$10.59	0.28	0.03	0.31	(0.34)	$10.56	3.04%	1.08%	1.15%	2.67%	2.60%	139%	$615
2018	$10.71	0.24	(0.09)	0.15	(0.27)	$10.59	1.41%	1.13%	1.15%	2.30%	2.28%	144%	$775
2017	$10.82	0.22	(0.08)	0.14	(0.25)	$10.71	1.26%	1.12%	1.15%	2.02%	1.99%	150%	$1,472
R5 Class
2021	$10.77	0.26	0.43	0.69	(0.29)	$11.17	6.38%	0.35%	0.38%	2.21%	2.18%	285%	$10,817
2020	$10.56	0.31	0.18	0.49	(0.28)	$10.77	4.68%	0.35%	0.45%	2.84%	2.74%	129%	$10,193
2019	$10.58	0.35	0.04	0.39	(0.41)	$10.56	3.86%	0.38%	0.45%	3.37%	3.30%	139%	$9,910
2018	$10.71	0.33	(0.11)	0.22	(0.35)	$10.58	2.03%	0.43%	0.45%	3.00%	2.98%	144%	$9,315
2017	$10.82	0.30	(0.09)	0.21	(0.32)	$10.71	1.97%	0.42%	0.45%	2.72%	2.69%	150%	$3,535
G Class
2021(6)	$11.37	0.11	(0.16)	(0.05)	(0.15)	$11.17	(0.45)%	0.01%(4)	0.35%(4)	2.47%(4)	2.13%(4)	285%(7)	$45,097

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.
(6)November 4, 2020 (commencement of sale) through March 31, 2021.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2021.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Core Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Core Plus Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

53

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	CYS Investments, Inc. (2012-2017); Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	66	None
54

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	138	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

55

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

56

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

57

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.
58

Notes

59

Notes

60

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92279 2105

Annual Report

March 31, 2021

Diversified Bond Fund
Investor Class (ADFIX)
I Class (ACBPX)
Y Class (ADVYX)
A Class (ADFAX)
C Class (CDBCX)
R Class (ADVRX)
R5 Class (ADRVX)
R6 Class (ADDVX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Soared, Bonds Moderated Amid Growing Economic Optimism

March 31 marked the end of a remarkable 12-month period, as the COVID-19 pandemic wreaked havoc on global economies, governments and society. In response, states issued unprecedented lockdown orders. Unemployment surged, corporate earnings plunged and second-quarter-2020 gross domestic product sank a record 31.4% (annualized). This triggered soaring demand for safe-haven assets.

Swift and significant action from the Federal Reserve and the federal government helped reignite investor confidence and bolster the economic backdrop. Riskier assets quickly rebounded from their early 2020 lows. The economy expanded a record 33.4% in the third quarter and continued to grow amid the gradual lifting of lockdowns and the emergency approval of vaccines.

Late in the reporting period, improving vaccine distributions, additional federal coronavirus aid and ongoing reopenings bolstered the economic and earnings outlooks. This improving backdrop combined with massive monetary and fiscal support helped fuel a 12-month gain of 56% for the S&P 500 Index. These same economic dynamics lifted longer-term inflation expectations and U.S. Treasury yields, pressuring investment-grade bond returns. After rallying through most of 2020, the Bloomberg Barclays U.S. Aggregate Bond Index gained less than 1% for the 12-month period.

A Return to Normalcy in Sight

The return to pre-pandemic life appears to be on the horizon, thanks largely to expanding vaccine availability. In addition, medical professionals continue to improve treatment protocols for those afflicted with the virus. Until the U.S. is fully reopened, investors still may face the effects of regional virus-related restrictions, economic and political uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ADFIX	2.95%	2.90%	3.29%	—	12/3/01
Bloomberg Barclays U.S. Aggregate Bond Index	—	0.71%	3.10%	3.44%	—	—
I Class	ACBPX	3.06%	3.10%	3.49%	—	4/1/93
Y Class	ADVYX	3.09%	—	—	3.70%	4/10/17
A Class	ADFAX					12/3/01
No sales charge		2.69%	2.63%	3.03%	—
With sales charge		-1.90%	1.70%	2.56%	—
C Class	CDBCX	1.93%	1.87%	2.27%	—	1/31/03
R Class	ADVRX	2.44%	2.38%	2.77%	—	7/29/05
R5 Class	ADRVX	3.15%	—	—	3.67%	4/10/17
R6 Class	ADDVX	3.20%	3.15%	—	3.34%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2021
Investor Class — $13,828

Bloomberg Barclays U.S. Aggregate Bond Index — $14,025

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.60%	0.40%	0.37%	0.85%	1.60%	1.10%	0.40%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell and Charles Tan

Performance Summary

Diversified Bond returned 2.95%* for the 12 months ended March 31, 2021. By comparison, the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.71%. Fund returns reflect operating expenses, while index returns do not.

The reporting period began with the world scrambling to assess the impact of COVID-19. For bond investors, low rates and aggressive monetary actions by the Federal Reserve (Fed) translated into solid gains, most notably in credit-sensitive securities. A record 31.4% decline (annualized) in the U.S. second-quarter gross domestic product reflected the scope of the shutdowns and stay-at-home orders. But consumer confidence, consumer spending and manufacturing started rebounding shortly thereafter, thanks to aggressive responses from the Fed and the federal government.

Already committed to holding its key rate near 0% and purchasing $120 billion worth of U.S. Treasury bonds and mortgage-backed securities per month, the Fed unveiled its new inflation strategy in the third quarter of 2020. After years of targeting a 2.0% inflation rate, the Fed shifted to an average 2.0% goal. This paved the way for higher inflation as policymakers recommitted to keeping short-term rates steady through at least 2023. The U.S. economy roared back in the third quarter with a record 33.4% expansion (annualized), and growth continued at a robust clip through the balance of the period. As bond investors’ risk appetites subsequently increased, they generally bid high-yield and investment-grade corporate bonds higher, as well as securitized assets. Bolstered by $2.8 trillion in fiscal relief funds approved between late December and mid-March, economic outlooks further brightened. Bond yields surged through the final months of the period, resulting in weak 12-month returns for the broad U.S. investment-grade bond market. After starting the reporting period at 0.68%, the 10-year Treasury yield closed March 2021 at 1.75%, including an 83-basis-point jump in the first quarter of 2021. More closely tied to the Fed’s key rate, the two-year Treasury yield dropped six basis points to 0.16% during the 12-month period.

The swift and substantial rise in longer-maturity rates in the first quarter of 2021 contributed to the worst quarterly return for U.S. Treasuries since 1980. As the yield curve steepened, bond losses were most acute at the long end. Growing inflation expectations boosted inflation-linked bonds, while spread (non-Treasury) sectors generally outperformed Treasuries. Against this backdrop, positions in investment-grade corporate bonds and securitized securities accounted for much of Diversified Bond’s outperformance.

Investment-Grade Corporate, Securitized Bonds Bolstered Relative Returns

Fed buying, economic optimism and improving corporate earnings throughout the period led to gains in our investment-grade corporate bond exposure. Favorable supply/demand factors further supported the asset class, and portfolio performance benefited from effective security selection as well as an overweight exposure relative to the index. By period-end, as valuations neared our price targets on select holdings, we reduced our exposure. Similarly, our out-of-index investments in high-yield corporate bonds enhanced relative returns.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Security selection within the securitized sector also aided performance. Specifically, investments in non-agency collateralized mortgage obligations, agency mortgage-backed securities and collateralized mortgage obligations supplied a lift. In addition to the broad credit market’s rebound in mid-2020 amid the Fed’s relief measures, a robust housing market, driven by dwindling supply, soaring demand and historically low mortgage rates, aided mortgage-related assets.

Treasury Exposure, Duration Enhanced Performance

As rates surged through the final months of the period, our underweight position relative to the index in Treasuries proved advantageous. In addition, an out-of-index allocation to Treasury inflation-protected securities (TIPS) lifted relative returns. Inflation expectations rose steadily due primarily to accommodative Fed policy, soaring federal spending and improving economic growth. Separately, our shorter-than-index duration positioning late in the period aided results as rates on longer-dated bonds surged.

Portfolio Positioning

Amid expanding COVID-19 vaccine availability and declining infection rates, we believe industry reopenings and the ongoing recovery, coupled with record fiscal spending, should promote a strong fundamental backdrop for the U.S. economy going forward. We expect the Fed to remain accommodative, keeping interest rates ultralow in pursuit of labor market gains—even if those gains come at the expense of higher inflation. We also see no immediate changes to the Fed’s quantitative easing program.

Improving economic growth and mounting inflationary pressures should continue to push longer-maturity Treasury yields modestly higher. Shorter-maturity yields remain fairly anchored, given the Fed’s interest rate policy. Accordingly, we expect yield curve steepening to continue.

We expect the annual inflation rate to spike in the near term, due to base effects. Longer term, we believe the Fed’s average inflation targeting, record federal spending and deficits, a weaker U.S. dollar, supply chain constraints and onshoring trends among U.S. businesses are key inflation drivers. In our view, this backdrop highlights continued value in inflation-linked securities.

Conversely, we have increased our selectivity in investment-grade corporates, preferring to participate in the robust new-issues market and favoring companies benefiting from reopening trends and those with stable cash flows. We also anticipate continuing to find opportunities in the securitized sector, particularly securities tied to the strong U.S. home-buying and single-family rental markets.

As always, we favor a bottom-up approach to portfolio management, emphasizing careful security selection.

6

Fund Characteristics

MARCH 31, 2021
Portfolio at a Glance
Average Duration (effective)	6.0 years
Weighted Average Life to Maturity	8.3 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	36.5%
Corporate Bonds	28.3%
U.S. Government Agency Mortgage-Backed Securities	17.6%
Collateralized Mortgage Obligations	7.2%
Collateralized Loan Obligations	5.1%
Asset-Backed Securities	3.9%
Municipal Securities	1.6%
U.S. Government Agency Securities	1.2%
Exchange-Traded Funds	1.0%
Sovereign Governments and Agencies	0.6%
Preferred Stocks	0.2%
Bank Loan Obligations	0.1%
Temporary Cash Investments	5.8%
Other Assets and Liabilities	(9.1)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period(1) 10/1/20 - 3/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$982.50	$2.92	0.59%
I Class	$1,000	$983.50	$1.93	0.39%
Y Class	$1,000	$983.60	$1.78	0.36%
A Class	$1,000	$981.30	$4.15	0.84%
C Class	$1,000	$977.70	$7.84	1.59%
R Class	$1,000	$980.10	$5.38	1.09%
R5 Class	$1,000	$983.50	$1.93	0.39%
R6 Class	$1,000	$983.70	$1.68	0.34%
Hypothetical
Investor Class	$1,000	$1,021.99	$2.97	0.59%
I Class	$1,000	$1,022.99	$1.97	0.39%
Y Class	$1,000	$1,023.14	$1.82	0.36%
A Class	$1,000	$1,020.74	$4.23	0.84%
C Class	$1,000	$1,017.00	$8.00	1.59%
R Class	$1,000	$1,019.50	$5.49	1.09%
R5 Class	$1,000	$1,022.99	$1.97	0.39%
R6 Class	$1,000	$1,023.24	$1.72	0.34%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2021

	Principal Amount	Value
U.S. TREASURY SECURITIES — 36.5%
U.S. Treasury Bonds, 5.00%, 5/15/37	$1,000,000	$1,404,531
U.S. Treasury Bonds, 4.50%, 5/15/38	7,500,000	10,070,654
U.S. Treasury Bonds, 3.50%, 2/15/39	1,553,000	1,862,690
U.S. Treasury Bonds, 1.125%, 5/15/40	600,000	489,773
U.S. Treasury Bonds, 1.375%, 11/15/40	3,000,000	2,552,813
U.S. Treasury Bonds, 1.875%, 2/15/41	7,500,000	6,985,547
U.S. Treasury Bonds, 3.125%, 11/15/41	4,362,000	4,970,976
U.S. Treasury Bonds, 3.125%, 2/15/42	16,500,000	18,813,867
U.S. Treasury Bonds, 3.00%, 5/15/42	11,167,000	12,476,069
U.S. Treasury Bonds, 2.75%, 11/15/42	7,415,000	7,949,691
U.S. Treasury Bonds, 3.625%, 2/15/44	1,745,000	2,146,009
U.S. Treasury Bonds, 2.50%, 2/15/45	10,500,000	10,723,535
U.S. Treasury Bonds, 2.50%, 2/15/46	4,000,000	4,078,594
U.S. Treasury Bonds, 2.875%, 11/15/46	3,000,000	3,279,023
U.S. Treasury Bonds, 2.75%, 8/15/47	1,000,000	1,069,199
U.S. Treasury Bonds, 3.375%, 11/15/48	33,100,000	39,767,193
U.S. Treasury Bonds, 2.25%, 8/15/49	11,865,000	11,477,765
U.S. Treasury Bonds, 2.375%, 11/15/49	3,000,000	2,981,660
U.S. Treasury Bonds, 2.00%, 2/15/50	6,000,000	5,489,180
U.S. Treasury Bonds, 1.625%, 11/15/50	1,000,000	833,594
U.S. Treasury Bonds, 1.875%, 2/15/51	5,000,000	4,438,281
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	3,309,150	3,646,977
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/25	15,424,542	16,810,388
U.S. Treasury Inflation Indexed Notes, 0.25%, 7/15/29	13,828,003	15,227,331
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/30	31,117,625	33,804,115
U.S. Treasury Notes, 1.125%, 8/31/21	872,000	875,988
U.S. Treasury Notes, 0.125%, 6/30/22(1)	28,000,000	28,009,844
U.S. Treasury Notes, 0.125%, 10/31/22	30,000,000	30,000,000
U.S. Treasury Notes, 0.125%, 12/31/22	50,000,000	49,983,399
U.S. Treasury Notes, 0.25%, 6/15/23	10,400,000	10,413,406
U.S. Treasury Notes, 0.125%, 9/15/23	57,000,000	56,851,933
U.S. Treasury Notes, 1.375%, 9/30/23	20,000,000	20,570,703
U.S. Treasury Notes, 0.125%, 10/15/23	49,000,000	48,845,918
U.S. Treasury Notes, 0.25%, 11/15/23	7,000,000	6,997,266
U.S. Treasury Notes, 0.125%, 12/15/23	32,000,000	31,862,500
U.S. Treasury Notes, 0.125%, 1/15/24	7,000,000	6,965,547
U.S. Treasury Notes, 0.25%, 3/15/24	27,000,000	26,929,336
U.S. Treasury Notes, 1.125%, 2/28/25	45,000,000	45,856,934
U.S. Treasury Notes, 0.25%, 8/31/25	24,000,000	23,445,937
U.S. Treasury Notes, 0.375%, 11/30/25	16,500,000	16,142,285
U.S. Treasury Notes, 0.75%, 3/31/26	8,000,000	7,930,938
U.S. Treasury Notes, 1.125%, 2/28/27	17,000,000	16,956,504
U.S. Treasury Notes, 0.625%, 3/31/27	60,195,000	58,211,622
U.S. Treasury Notes, 0.50%, 8/31/27	20,000,000	19,014,453
TOTAL U.S. TREASURY SECURITIES (Cost $725,073,517)		729,213,968
10

	Principal Amount	Value
CORPORATE BONDS — 28.3%
Aerospace and Defense — 0.6%
Boeing Co. (The), 2.20%, 2/4/26	$2,240,000	$2,234,581
Boeing Co. (The), 5.81%, 5/1/50	2,075,000	2,618,391
L3Harris Technologies, Inc., 1.80%, 1/15/31	720,000	675,256
Raytheon Technologies Corp., 4.125%, 11/16/28	2,896,000	3,263,376
Teledyne Technologies, Inc., 2.25%, 4/1/28	3,960,000	3,943,448
		12,735,052
Airlines — 0.3%
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.50%, 10/20/25(2)	3,280,206	3,503,359
Southwest Airlines Co., 5.125%, 6/15/27	2,679,000	3,082,396
		6,585,755
Auto Components — 0.1%
BorgWarner, Inc., 2.65%, 7/1/27	1,221,000	1,268,879
Automobiles — 0.6%
American Honda Finance Corp., MTN, 2.00%, 3/24/28	777,000	776,009
Ford Motor Credit Co. LLC, 2.98%, 8/3/22	1,152,000	1,170,720
Ford Motor Credit Co. LLC, 3.35%, 11/1/22	2,382,000	2,433,356
General Motors Co., 5.15%, 4/1/38	1,178,000	1,351,227
General Motors Financial Co., Inc., 2.75%, 6/20/25	4,027,000	4,206,259
General Motors Financial Co., Inc., 2.70%, 8/20/27	1,942,000	1,981,263
		11,918,834
Banks — 3.1%
Banco Santander SA, 2.75%, 5/28/25	2,980,000	3,116,646
Banco Santander SA, 2.96%, 3/25/31	2,000,000	1,990,167
Bank of America Corp., MTN, VRN, 1.32%, 6/19/26	1,919,000	1,914,317
Bank of America Corp., MTN, VRN, 3.82%, 1/20/28	925,000	1,016,748
Bank of America Corp., MTN, VRN, 2.50%, 2/13/31	3,745,000	3,714,915
Bank of America Corp., MTN, VRN, 2.68%, 6/19/41	4,273,000	4,009,167
Bank of America Corp., VRN, 3.48%, 3/13/52	1,175,000	1,199,542
BBVA Bancomer SA, 1.875%, 9/18/25(2)	3,420,000	3,430,688
BNP Paribas SA, VRN, 2.59%, 8/12/35(2)	3,193,000	3,006,713
BPCE SA, VRN, 1.65%, 10/6/26(2)	1,422,000	1,420,211
Citigroup, Inc., VRN, 3.52%, 10/27/28	1,868,000	2,021,786
Citigroup, Inc., VRN, 2.57%, 6/3/31	4,132,000	4,132,121
Commonwealth Bank of Australia, 2.69%, 3/11/31(2)	2,260,000	2,197,326
FNB Corp., 2.20%, 2/24/23	2,813,000	2,870,430
JPMorgan Chase & Co., VRN, 2.18%, 6/1/28	2,809,000	2,841,531
JPMorgan Chase & Co., VRN, 2.52%, 4/22/31	4,048,000	4,042,726
Lloyds Banking Group plc, VRN, 2.44%, 2/5/26	3,354,000	3,475,442
PNC Bank N.A., 4.05%, 7/26/28	2,805,000	3,137,698
Truist Bank, VRN, 2.64%, 9/17/29	1,395,000	1,463,048
Wells Fargo & Co., 3.00%, 10/23/26	3,820,000	4,079,217
Wells Fargo & Co., VRN, 2.19%, 4/30/26	3,050,000	3,149,683
Wells Fargo & Co., VRN, 3.07%, 4/30/41	2,810,000	2,761,422
		60,991,544
Beverages — 0.4%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46	2,382,000	2,851,849
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29	3,891,000	4,549,758
		7,401,607
Biotechnology — 0.5%
AbbVie, Inc., 3.20%, 11/21/29	3,106,000	3,306,510
AbbVie, Inc., 4.40%, 11/6/42	680,000	791,506
11

	Principal Amount	Value
Gilead Sciences, Inc., 3.65%, 3/1/26	$4,824,000	$5,301,868
Gilead Sciences, Inc., 1.65%, 10/1/30	593,000	557,271
		9,957,155
Building Products†
Lennox International, Inc., 1.70%, 8/1/27	794,000	781,762
Capital Markets — 2.3%
Ares Capital Corp., 2.15%, 7/15/26	2,520,000	2,455,858
Bain Capital Specialty Finance, Inc., 2.95%, 3/10/26	2,925,000	2,901,722
Blackstone Secured Lending Fund, 2.75%, 9/16/26(2)	1,420,000	1,412,628
CI Financial Corp., 3.20%, 12/17/30	3,225,000	3,210,668
FS KKR Capital Corp., 3.40%, 1/15/26	4,990,000	4,952,684
Goldman Sachs Group, Inc. (The), 2.60%, 2/7/30	2,304,000	2,333,810
Goldman Sachs Group, Inc. (The), VRN, 1.43%, 3/9/27	2,859,000	2,834,743
Goldman Sachs Group, Inc. (The), VRN, 3.69%, 6/5/28	4,873,000	5,334,814
Golub Capital BDC, Inc., 2.50%, 8/24/26	2,165,000	2,120,138
Morgan Stanley, MTN, VRN, 1.79%, 2/13/32	6,256,000	5,844,309
Morgan Stanley, VRN, 3.59%, 7/22/28	3,215,000	3,507,927
Owl Rock Capital Corp., 3.40%, 7/15/26	4,290,000	4,349,369
Owl Rock Technology Finance Corp., 4.75%, 12/15/25(2)	3,027,000	3,244,128
Owl Rock Technology Finance Corp., 3.75%, 6/17/26(2)	1,995,000	2,041,612
		46,544,410
Chemicals — 0.2%
Dow Chemical Co. (The), 3.60%, 11/15/50	3,158,000	3,189,833
Huntsman International LLC, 4.50%, 5/1/29	240,000	266,078
Nutrition & Biosciences, Inc., 1.83%, 10/15/27(2)	988,000	966,926
		4,422,837
Commercial Services and Supplies — 0.2%
Republic Services, Inc., 2.30%, 3/1/30	1,386,000	1,378,456
Waste Connections, Inc., 2.60%, 2/1/30	1,440,000	1,447,243
Waste Management, Inc., 2.50%, 11/15/50	820,000	709,648
		3,535,347
Construction and Engineering — 0.1%
Quanta Services, Inc., 2.90%, 10/1/30	1,579,000	1,603,641
Construction Materials — 0.1%
Martin Marietta Materials, Inc., 2.50%, 3/15/30	762,000	758,782
Vulcan Materials Co., 3.50%, 6/1/30	1,876,000	2,013,087
		2,771,869
Consumer Finance — 0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.30%, 1/23/23	563,000	583,882
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.50%, 9/15/23	1,180,000	1,269,792
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.875%, 1/16/24	1,835,000	1,997,766
Avolon Holdings Funding Ltd., 4.25%, 4/15/26(2)	2,040,000	2,138,633
Park Aerospace Holdings Ltd., 5.50%, 2/15/24(2)	2,923,000	3,179,462
		9,169,535
Containers and Packaging — 0.2%
Berry Global, Inc., 1.57%, 1/15/26(2)	2,180,000	2,148,325
WRKCo, Inc., 3.00%, 9/15/24	1,151,000	1,224,124
		3,372,449
Diversified Consumer Services — 0.1%
Pepperdine University, 3.30%, 12/1/59	2,443,000	2,338,798
12

	Principal Amount	Value
Diversified Financial Services — 0.4%
Deutsche Bank AG (New York), VRN, 1.45%, 4/1/25(3)	$1,745,000	$1,745,664
Deutsche Bank AG (New York), VRN, 3.73%, 1/14/32	2,423,000	2,352,273
GE Capital Funding LLC, 4.40%, 5/15/30(2)	1,837,000	2,081,311
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	1,380,000	1,581,512
		7,760,760
Diversified Telecommunication Services — 1.1%
AT&T, Inc., 3.55%, 9/15/55(2)	3,099,000	2,841,332
AT&T, Inc., 3.80%, 12/1/57(2)	4,416,000	4,209,425
Ooredoo International Finance Co., 2.625%, 4/8/31(2)(3)	1,200,000	1,196,250
Ooredoo International Finance Ltd., MTN, 3.25%, 2/21/23	1,003,000	1,049,586
Telefonica Emisiones SA, 4.90%, 3/6/48	3,610,000	4,105,415
Verizon Communications, Inc., 2.10%, 3/22/28	1,635,000	1,642,887
Verizon Communications, Inc., 4.40%, 11/1/34	2,610,000	2,988,013
Verizon Communications, Inc., 2.65%, 11/20/40	2,794,000	2,557,120
Verizon Communications, Inc., 2.99%, 10/30/56(2)	1,270,000	1,123,422
		21,713,450
Electric Utilities — 2.1%
AEP Texas, Inc., 2.10%, 7/1/30	1,998,000	1,926,047
American Electric Power Co., Inc., 3.20%, 11/13/27	1,788,000	1,928,940
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	1,658,000	1,795,522
Berkshire Hathaway Energy Co., 3.80%, 7/15/48	1,396,000	1,488,025
Commonwealth Edison Co., 3.20%, 11/15/49	1,387,000	1,360,240
DTE Electric Co., 2.25%, 3/1/30	2,068,000	2,064,935
Duke Energy Carolinas LLC, 2.55%, 4/15/31(3)	773,000	779,062
Duke Energy Florida LLC, 1.75%, 6/15/30	1,381,000	1,307,774
Duke Energy Florida LLC, 3.85%, 11/15/42	933,000	1,007,025
Duke Energy Progress LLC, 4.15%, 12/1/44	1,653,000	1,875,405
EDP Finance BV, 1.71%, 1/24/28(2)	753,000	726,998
Entergy Arkansas LLC, 2.65%, 6/15/51	1,038,000	914,842
Entergy Texas, Inc., 1.75%, 3/15/31	1,896,000	1,762,613
Exelon Corp., 4.45%, 4/15/46	1,607,000	1,846,471
Florida Power & Light Co., 4.125%, 2/1/42	863,000	991,444
Florida Power & Light Co., 3.15%, 10/1/49	1,265,000	1,276,662
MidAmerican Energy Co., 4.40%, 10/15/44	1,832,000	2,118,325
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	1,623,000	1,783,641
Northern States Power Co., 2.60%, 6/1/51	942,000	846,096
Northern States Power Co., 3.20%, 4/1/52	1,250,000	1,256,808
Pacific Gas and Electric Co., 4.20%, 6/1/41	805,000	802,612
PacifiCorp, 2.70%, 9/15/30	599,000	615,008
PacifiCorp, 3.30%, 3/15/51	1,858,000	1,836,721
Public Service Co. of Colorado, 1.875%, 6/15/31	1,655,000	1,585,352
Southern California Edison Co., 2.95%, 2/1/51	785,000	690,475
Southern Co. Gas Capital Corp., 1.75%, 1/15/31	2,085,000	1,922,388
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	1,370,000	1,422,313
Virginia Electric and Power Co., 2.45%, 12/15/50	1,970,000	1,686,367
Xcel Energy, Inc., 3.40%, 6/1/30	2,024,000	2,178,666
		41,796,777
Electronic Equipment, Instruments and Components†
Vontier Corp., 1.80%, 4/1/26(2)	910,000	907,525
Energy Equipment and Services — 0.1%
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 3.14%, 11/7/29	1,081,000	1,131,901
13

	Principal Amount	Value
Entertainment — 0.2%
Netflix, Inc., 3.625%, 6/15/25(2)	$2,237,000	$2,388,445
Netflix, Inc., 4.875%, 4/15/28	1,069,000	1,211,049
		3,599,494
Equity Real Estate Investment Trusts (REITs) — 2.3%
American Tower Corp., 3.375%, 10/15/26	2,677,000	2,897,138
Boston Properties LP, 2.55%, 4/1/32	1,160,000	1,113,121
Brixmor Operating Partnership LP, 4.125%, 5/15/29	1,875,000	2,027,580
Corporate Office Properties LP, 2.75%, 4/15/31	1,100,000	1,065,985
EPR Properties, 4.75%, 12/15/26	986,000	1,037,316
EPR Properties, 4.95%, 4/15/28	2,854,000	2,940,977
Equinix, Inc., 5.375%, 5/15/27	1,867,000	2,008,154
Federal Realty Investment Trust, 3.625%, 8/1/46	2,325,000	2,209,563
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	1,830,000	2,058,247
Host Hotels & Resorts LP, 4.00%, 6/15/25	2,195,000	2,332,925
Host Hotels & Resorts LP, 4.50%, 2/1/26	1,165,000	1,262,003
Hudson Pacific Properties LP, 3.95%, 11/1/27	462,000	495,856
Hudson Pacific Properties LP, 3.25%, 1/15/30	1,202,000	1,210,518
Kilroy Realty LP, 3.80%, 1/15/23	2,853,000	2,978,556
Kilroy Realty LP, 2.50%, 11/15/32	2,155,000	2,028,864
National Health Investors, Inc., 3.00%, 2/1/31	4,310,000	4,036,956
Omega Healthcare Investors, Inc., 3.375%, 2/1/31	2,438,000	2,422,187
Omega Healthcare Investors, Inc., 3.25%, 4/15/33	1,295,000	1,243,654
Spirit Realty LP, 2.10%, 3/15/28	839,000	816,775
Spirit Realty LP, 4.00%, 7/15/29	1,910,000	2,070,263
Spirit Realty LP, 3.20%, 2/15/31	2,782,000	2,789,478
STORE Capital Corp., 4.50%, 3/15/28	2,827,000	3,115,197
STORE Capital Corp., 2.75%, 11/18/30	1,344,000	1,316,963
		45,478,276
Food and Staples Retailing — 0.3%
Kroger Co. (The), 3.875%, 10/15/46	1,815,000	1,901,981
Sysco Corp., 5.95%, 4/1/30	3,978,000	4,976,090
		6,878,071
Food Products — 0.1%
Mondelez International, Inc., 2.75%, 4/13/30	2,376,000	2,428,575
Gas Utilities — 0.1%
Infraestructura Energetica Nova SAB de CV, 4.75%, 1/15/51(2)	2,181,000	2,173,748
Health Care Equipment and Supplies — 0.3%
Becton Dickinson and Co., 1.96%, 2/11/31	1,690,000	1,604,676
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30	942,000	986,058
STERIS Irish FinCo UnLtd Co., 2.70%, 3/15/31(3)	1,637,000	1,626,135
Zimmer Biomet Holdings, Inc., 3.55%, 3/20/30	1,033,000	1,105,629
		5,322,498
Health Care Providers and Services — 1.1%
Centene Corp., 3.375%, 2/15/30	2,165,000	2,188,674
Centene Corp., 2.50%, 3/1/31	1,450,000	1,386,591
Cigna Corp., 2.40%, 3/15/30	2,050,000	2,034,261
Cigna Corp., 3.40%, 3/15/51	1,900,000	1,871,518
CVS Health Corp., 4.30%, 3/25/28	1,816,000	2,063,435
CVS Health Corp., 1.75%, 8/21/30	1,710,000	1,597,478
CVS Health Corp., 4.78%, 3/25/38	1,248,000	1,475,487
DaVita, Inc., 4.625%, 6/1/30(2)	2,080,000	2,121,829
14

	Principal Amount	Value
Duke University Health System, Inc., 3.92%, 6/1/47	$872,000	$986,373
HCA, Inc., 5.375%, 2/1/25	1,320,000	1,474,440
Mass General Brigham, Inc., 3.19%, 7/1/49	1,479,000	1,486,143
Universal Health Services, Inc., 2.65%, 10/15/30(2)	3,948,000	3,819,256
		22,505,485
Hotels, Restaurants and Leisure — 0.3%
Las Vegas Sands Corp., 3.90%, 8/8/29	757,000	778,703
Marriott International, Inc., 2.85%, 4/15/31	1,000,000	982,296
Marriott International, Inc., 3.50%, 10/15/32	2,815,000	2,925,193
McDonald's Corp., MTN, 4.70%, 12/9/35	1,108,000	1,312,902
		5,999,094
Household Durables — 0.1%
D.R. Horton, Inc., 2.50%, 10/15/24	1,998,000	2,099,568
Industrial Conglomerates — 0.2%
Carlisle Cos., Inc., 2.75%, 3/1/30	1,653,000	1,666,426
General Electric Co., 4.35%, 5/1/50	1,986,000	2,209,962
		3,876,388
Insurance — 0.8%
Athene Holding Ltd., 3.50%, 1/15/31	6,900,000	7,098,954
Equitable Financial Life Global Funding, 1.80%, 3/8/28(2)	1,520,000	1,487,712
Liberty Mutual Group, Inc., 4.50%, 6/15/49(2)	960,000	1,061,758
Nippon Life Insurance Co., VRN, 2.75%, 1/21/51(2)	3,270,000	3,106,500
SBL Holdings, Inc., 5.00%, 2/18/31(2)	1,570,000	1,586,129
Teachers Insurance & Annuity Association of America, 3.30%, 5/15/50(2)	2,047,000	1,995,410
		16,336,463
Interactive Media and Services — 0.1%
Baidu, Inc., 1.72%, 4/9/26	2,835,000	2,827,842
Internet and Direct Marketing Retail — 0.1%
Meituan, 3.05%, 10/28/30(2)	1,418,000	1,380,877
IT Services — 0.2%
Fidelity National Information Services, Inc., 2.25%, 3/1/31	1,665,000	1,637,331
International Business Machines Corp., 3.50%, 5/15/29	2,815,000	3,064,476
		4,701,807
Life Sciences Tools and Services — 0.4%
Agilent Technologies, Inc., 2.30%, 3/12/31	3,696,000	3,603,675
Charles River Laboratories International, Inc., 4.00%, 3/15/31(2)	1,380,000	1,404,564
Illumina, Inc., 2.55%, 3/23/31	2,730,000	2,708,899
		7,717,138
Machinery — 0.1%
Cummins, Inc., 2.60%, 9/1/50	1,374,000	1,233,505
Media — 1.0%
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.50%, 6/1/41	2,098,000	1,992,530
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.80%, 3/1/50	3,706,000	3,984,974
Comcast Corp., 2.35%, 1/15/27	3,990,000	4,168,179
Comcast Corp., 3.20%, 7/15/36	1,245,000	1,301,430
Comcast Corp., 3.75%, 4/1/40	672,000	738,321
Discovery Communications LLC, 5.20%, 9/20/47	3,375,000	4,007,367
Time Warner Cable LLC, 4.50%, 9/15/42	2,675,000	2,863,004
ViacomCBS, Inc., 4.375%, 3/15/43	1,315,000	1,421,010
		20,476,815
15

	Principal Amount	Value
Metals and Mining — 0.5%
Minera Mexico SA de CV, 4.50%, 1/26/50(2)	$3,347,000	$3,452,464
Newcrest Finance Pty Ltd., 4.20%, 5/13/50(2)	995,000	1,081,836
Steel Dynamics, Inc., 3.45%, 4/15/30	1,160,000	1,240,691
Steel Dynamics, Inc., 3.25%, 10/15/50	401,000	375,583
Teck Resources Ltd., 3.90%, 7/15/30	811,000	848,212
Teck Resources Ltd., 6.25%, 7/15/41	1,780,000	2,194,817
		9,193,603
Multi-Utilities — 0.7%
Ameren Corp., 3.50%, 1/15/31	2,565,000	2,726,535
CenterPoint Energy, Inc., 4.25%, 11/1/28	2,181,000	2,447,655
Dominion Energy, Inc., 4.90%, 8/1/41	1,697,000	2,039,883
NiSource, Inc., 5.65%, 2/1/45	1,815,000	2,338,616
Sempra Energy, 3.25%, 6/15/27	1,483,000	1,588,677
WEC Energy Group, Inc., 1.375%, 10/15/27	2,600,000	2,514,901
		13,656,267
Multiline Retail — 0.1%
Kohl's Corp., 3.375%, 5/1/31	1,620,000	1,624,710
Oil, Gas and Consumable Fuels — 2.4%
Aker BP ASA, 3.75%, 1/15/30(2)	3,141,000	3,246,966
Aker BP ASA, 4.00%, 1/15/31(2)	558,000	582,830
BP Capital Markets America, Inc., 2.94%, 6/4/51	1,680,000	1,501,248
Chevron Corp., 2.00%, 5/11/27	1,431,000	1,464,267
Diamondback Energy, Inc., 3.50%, 12/1/29	2,870,000	2,980,792
Ecopetrol SA, 5.875%, 5/28/45	1,064,000	1,137,395
Energy Transfer Operating LP, 4.25%, 3/15/23	2,000,000	2,112,446
Energy Transfer Operating LP, 4.90%, 3/15/35	3,027,000	3,199,554
Enterprise Products Operating LLC, 4.85%, 3/15/44	2,102,000	2,427,045
Equinor ASA, 1.75%, 1/22/26	1,422,000	1,455,980
Equinor ASA, 3.25%, 11/18/49	1,021,000	1,001,562
Exxon Mobil Corp., 1.57%, 4/15/23	2,408,000	2,468,006
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(2)	4,000,000	3,869,337
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	2,390,000	3,101,505
MPLX LP, 2.65%, 8/15/30	1,675,000	1,643,451
MPLX LP, 4.50%, 4/15/38	986,000	1,079,067
Petroleos Mexicanos, 4.875%, 1/24/22	1,884,000	1,922,471
Petroleos Mexicanos, 6.50%, 3/13/27	698,000	730,548
Petroleos Mexicanos, 5.50%, 6/27/44	611,000	486,423
Plains All American Pipeline LP / PAA Finance Corp., 3.80%, 9/15/30	2,735,000	2,788,623
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	3,490,000	3,992,542
Saudi Arabian Oil Co., 1.625%, 11/24/25(2)	1,000,000	1,007,782
Suncor Energy, Inc., 3.75%, 3/4/51	1,530,000	1,491,421
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30	1,474,000	1,551,184
		47,242,445
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 2.10%, 4/30/27(2)	2,225,000	2,264,076
Pharmaceuticals — 0.3%
Bristol-Myers Squibb Co., 2.55%, 11/13/50	1,838,000	1,636,730
Royalty Pharma plc, 2.20%, 9/2/30(2)	2,233,000	2,134,517
Viatris, Inc., 2.70%, 6/22/30(2)	1,811,000	1,790,504
Viatris, Inc., 4.00%, 6/22/50(2)	735,000	750,928
		6,312,679
16

	Principal Amount	Value
Real Estate Management and Development — 0.3%
Realogy Group LLC / Realogy Co-Issuer Corp., 5.75%, 1/15/29(2)	$5,215,000	$5,149,812
Road and Rail — 0.9%
Ashtead Capital, Inc., 4.125%, 8/15/25(2)	2,271,000	2,335,338
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	3,359,000	4,192,713
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	933,000	1,063,989
Burlington Northern Santa Fe LLC, 3.30%, 9/15/51(3)	970,000	975,708
CSX Corp., 3.25%, 6/1/27	3,045,000	3,315,610
DAE Funding LLC, 3.375%, 3/20/28(2)	2,106,000	2,096,898
Norfolk Southern Corp., 3.05%, 5/15/50	1,204,000	1,144,979
Union Pacific Corp., 2.40%, 2/5/30	1,360,000	1,365,495
Union Pacific Corp., MTN, 3.55%, 8/15/39	2,366,000	2,517,464
		19,008,194
Semiconductors and Semiconductor Equipment — 0.3%
Broadcom, Inc., 3.46%, 9/15/26	1,955,000	2,099,193
Microchip Technology, Inc., 2.67%, 9/1/23(2)	3,395,000	3,537,729
		5,636,922
Software — 0.2%
Microsoft Corp., 2.53%, 6/1/50	1,130,000	1,031,013
Oracle Corp., 4.00%, 7/15/46	2,936,000	3,029,755
		4,060,768
Specialty Retail — 0.5%
Home Depot, Inc. (The), 2.50%, 4/15/27	1,710,000	1,802,336
Home Depot, Inc. (The), 3.90%, 6/15/47	2,399,000	2,703,005
Home Depot, Inc. (The), 2.375%, 3/15/51	1,650,000	1,418,903
Lowe's Cos., Inc., 1.30%, 4/15/28	2,108,000	2,005,638
Lowe's Cos., Inc., 2.625%, 4/1/31	1,930,000	1,939,638
		9,869,520
Technology Hardware, Storage and Peripherals — 0.5%
Apple, Inc., 2.65%, 2/8/51	3,175,000	2,907,071
Dell International LLC / EMC Corp., 4.90%, 10/1/26(2)	2,135,000	2,423,290
EMC Corp., 3.375%, 6/1/23	4,057,000	4,190,435
Seagate HDD Cayman, 4.875%, 3/1/24	848,000	912,486
		10,433,282
Trading Companies and Distributors — 0.3%
Aircastle Ltd., 5.25%, 8/11/25(2)	4,653,000	5,085,199
BOC Aviation Ltd., MTN, 1.75%, 1/21/26	1,600,000	1,571,740
		6,656,939
Water Utilities — 0.1%
Essential Utilities, Inc., 2.70%, 4/15/30	2,007,000	2,026,914
Wireless Telecommunication Services — 0.4%
T-Mobile USA, Inc., 4.75%, 2/1/28	1,960,000	2,086,455
T-Mobile USA, Inc., 2.625%, 2/15/29	2,135,000	2,075,839
T-Mobile USA, Inc., 3.50%, 4/15/31	1,768,000	1,783,470
Vodafone Group plc, 4.375%, 2/19/43	1,773,000	1,977,337
		7,923,101
TOTAL CORPORATE BONDS (Cost $560,725,607)		564,804,763
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 17.6%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.7%
FHLMC, VRN, 2.74%, (1-year H15T1Y plus 2.26%), 4/1/37	221,341	236,193
FHLMC, VRN, 2.89%, (12-month LIBOR plus 1.87%), 6/1/38	407,928	430,936
17

	Principal Amount	Value
FHLMC, VRN, 2.63%, (12-month LIBOR plus 1.88%), 7/1/40	$259,706	$275,574
FHLMC, VRN, 2.32%, (12-month LIBOR plus 1.76%), 9/1/40	357,370	372,909
FHLMC, VRN, 3.66%, (12-month LIBOR plus 1.88%), 5/1/41	160,772	167,947
FHLMC, VRN, 3.08%, (12-month LIBOR plus 1.86%), 7/1/41	664,152	704,970
FHLMC, VRN, 3.19%, (12-month LIBOR plus 1.63%), 5/1/43	183,197	191,642
FHLMC, VRN, 2.50%, (12-month LIBOR plus 1.62%), 6/1/43	6,668	6,695
FHLMC, VRN, 2.84%, (12-month LIBOR plus 1.65%), 6/1/43	165,340	166,180
FHLMC, VRN, 3.23%, (12-month LIBOR plus 1.62%), 6/1/44	584,575	611,946
FHLMC, VRN, 2.36%, (12-month LIBOR plus 1.63%), 8/1/46	1,281,267	1,335,572
FNMA, VRN, 2.09%, (12-month LIBOR plus 1.72%), 12/1/37	170,194	172,119
FNMA, VRN, 2.07%, (12-month LIBOR plus 1.69%), 1/1/40	150,198	156,265
FNMA, VRN, 2.54%, (12-month LIBOR plus 1.79%), 8/1/40	556,243	585,895
FNMA, VRN, 2.32%, (12-month LIBOR plus 1.77%), 10/1/40	494,599	522,267
FNMA, VRN, 2.45%, (12-month LIBOR plus 1.75%), 8/1/41	392,496	414,789
FNMA, VRN, 2.08%, (12-month LIBOR plus 1.59%), 3/1/43	107,102	110,257
FNMA, VRN, 2.08%, (12-month LIBOR plus 1.57%), 1/1/45	513,024	524,402
FNMA, VRN, 2.60%, (12-month LIBOR plus 1.60%), 4/1/46	3,486,136	3,620,284
FNMA, VRN, 3.25%, (12-month LIBOR plus 1.62%), 5/1/47	3,239,092	3,395,900
		14,002,742
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 16.9%
FHLMC, 7.00%, 9/1/27	804	912
FHLMC, 6.50%, 1/1/28	1,275	1,434
FHLMC, 7.00%, 2/1/28	206	231
FHLMC, 6.50%, 3/1/29	7,997	9,114
FHLMC, 6.50%, 6/1/29	10,921	12,277
FHLMC, 7.00%, 8/1/29	918	1,017
FHLMC, 5.00%, 4/1/31	1,158,681	1,316,890
FHLMC, 5.00%, 5/1/31	1,683,829	1,913,712
FHLMC, 6.50%, 5/1/31	9,818	11,035
FHLMC, 6.50%, 6/1/31	1,106	1,243
FHLMC, 5.50%, 12/1/33	112,501	129,488
FHLMC, 6.00%, 9/1/35	1,735,236	2,075,890
FHLMC, 5.50%, 12/1/37	129,241	152,076
FHLMC, 5.50%, 1/1/38	184,050	216,103
FHLMC, 6.00%, 2/1/38	925,118	1,106,969
FHLMC, 5.50%, 4/1/38	272,726	320,873
FHLMC, 6.00%, 8/1/38	52,398	59,721
FNMA, 6.50%, 1/1/26	4,791	5,381
FNMA, 7.00%, 12/1/27	861	893
FNMA, 7.50%, 4/1/28	11,901	13,233
FNMA, 7.00%, 5/1/28	10,952	11,359
FNMA, 7.00%, 6/1/28	194	199
FNMA, 6.50%, 1/1/29	1,311	1,492
FNMA, 6.50%, 4/1/29	5,057	5,691
FNMA, 7.00%, 7/1/29	823	826
FNMA, 7.50%, 7/1/29	5,890	5,961
FNMA, 7.50%, 9/1/30	3,441	4,031
FNMA, 5.00%, 6/1/31	1,231,873	1,399,682
FNMA, 5.00%, 7/1/31	1,968,516	2,236,712
FNMA, 7.00%, 9/1/31	16,904	17,904
FNMA, 6.50%, 1/1/32	4,411	4,957
FNMA, 6.50%, 8/1/32	22,494	25,650
18

	Principal Amount	Value
FNMA, 5.50%, 2/1/33	$1,150,631	$1,339,446
FNMA, 5.00%, 6/1/33	1,095,596	1,263,704
FNMA, 5.50%, 6/1/33	66,348	77,321
FNMA, 5.50%, 7/1/33	361,627	420,724
FNMA, 5.00%, 8/1/33	156,469	181,498
FNMA, 5.50%, 8/1/33	161,249	188,224
FNMA, 5.50%, 9/1/33	205,645	239,796
FNMA, 5.00%, 11/1/33	709,561	821,097
FNMA, 6.00%, 12/1/33	449,722	532,933
FNMA, 5.50%, 1/1/34	132,839	153,761
FNMA, 5.50%, 2/1/34	623,570	726,350
FNMA, 3.50%, 3/1/34	2,632,467	2,820,264
FNMA, 5.00%, 3/1/34	414,796	479,638
FNMA, 4.50%, 1/1/35	3,672,900	4,086,835
FNMA, 5.00%, 4/1/35	974,553	1,132,609
FNMA, 5.00%, 6/1/35	728,037	846,147
FNMA, 5.00%, 7/1/35	1,394,018	1,614,439
FNMA, 5.00%, 8/1/35	45,852	53,352
FNMA, 5.00%, 10/1/35	318,655	370,578
FNMA, 5.50%, 12/1/35	2,049,435	2,399,003
FNMA, 5.00%, 2/1/36	241,231	280,847
FNMA, 5.50%, 4/1/36	256,155	299,967
FNMA, 5.50%, 5/1/36	518,854	607,359
FNMA, 5.50%, 7/1/36	127,438	146,350
FNMA, 5.50%, 2/1/37	68,537	80,374
FNMA, 5.50%, 5/1/37	96,990	113,345
FNMA, 6.00%, 8/1/37	181,919	217,553
FNMA, 6.50%, 8/1/37	42,791	49,129
FNMA, 6.00%, 9/1/37	789,482	938,577
FNMA, 6.00%, 11/1/37	1,054,189	1,256,420
FNMA, 5.50%, 12/1/37	525,667	618,109
FNMA, 5.50%, 2/1/38	92,073	106,291
FNMA, 5.50%, 6/1/38	254,241	297,203
FNMA, 5.50%, 12/1/38	351,530	403,524
FNMA, 5.00%, 1/1/39	155,551	172,494
FNMA, 5.50%, 1/1/39	2,485,206	2,922,890
FNMA, 4.50%, 2/1/39	617,162	696,262
FNMA, 5.00%, 2/1/39	1,457,979	1,697,902
FNMA, 4.50%, 4/1/39	1,243,136	1,402,452
FNMA, 4.50%, 5/1/39	3,220,986	3,633,785
FNMA, 6.50%, 5/1/39	700,597	819,404
FNMA, 5.00%, 8/1/39	1,436,399	1,672,817
FNMA, 4.50%, 10/1/39	5,687,819	6,416,937
FNMA, 4.00%, 10/1/40	5,884,752	6,527,279
FNMA, 4.50%, 11/1/40	5,411,388	6,104,991
FNMA, 4.00%, 8/1/41	4,938,162	5,468,658
FNMA, 4.50%, 9/1/41	2,109,050	2,350,165
FNMA, 3.50%, 10/1/41	4,733,264	5,117,804
FNMA, 5.00%, 1/1/42	2,295,064	2,672,101
FNMA, 3.50%, 2/1/42	3,525,959	3,811,473
FNMA, 3.50%, 6/1/42	12,927,945	14,059,909
FNMA, 3.50%, 8/1/42	5,072,725	5,501,382
19

	Principal Amount	Value
FNMA, 3.50%, 8/1/42	$771,087	$830,104
FNMA, 4.00%, 11/1/45	5,017,893	5,470,651
FNMA, 4.00%, 11/1/45	2,127,282	2,333,496
FNMA, 4.00%, 2/1/46	6,110,875	6,666,486
FNMA, 4.00%, 4/1/46	6,001,575	6,527,451
FNMA, 6.50%, 8/1/47	15,629	16,973
FNMA, 6.50%, 9/1/47	31,531	34,117
FNMA, 6.50%, 9/1/47	1,518	1,646
FNMA, 6.50%, 9/1/47	16,650	18,010
FNMA, 4.00%, 6/1/48	8,617,008	9,268,055
FNMA, 4.50%, 2/1/49	4,082,479	4,450,014
FNMA, 4.00%, 6/1/49	3,078,045	3,301,802
GNMA, 2.50%, TBA	69,500,000	71,715,313
GNMA, 3.00%, TBA	25,000,000	26,045,898
GNMA, 7.00%, 11/15/22	1,413	1,428
GNMA, 7.00%, 4/20/26	875	971
GNMA, 7.50%, 8/15/26	2,001	2,240
GNMA, 8.00%, 8/15/26	855	936
GNMA, 7.50%, 5/15/27	1,216	1,233
GNMA, 8.00%, 6/15/27	2,383	2,393
GNMA, 7.00%, 2/15/28	758	761
GNMA, 7.50%, 2/15/28	324	325
GNMA, 6.50%, 3/15/28	3,181	3,553
GNMA, 6.50%, 5/15/28	87	97
GNMA, 6.50%, 5/15/28	14,167	15,836
GNMA, 7.00%, 12/15/28	884	887
GNMA, 7.00%, 5/15/31	10,514	12,376
GNMA, 4.50%, 8/15/33	563,499	631,679
GNMA, 6.00%, 9/20/38	339,160	389,315
GNMA, 5.50%, 11/15/38	517,526	590,741
GNMA, 5.50%, 11/15/38	190,723	212,551
GNMA, 6.00%, 1/20/39	104,952	123,589
GNMA, 5.00%, 3/20/39	732,353	841,143
GNMA, 4.50%, 4/15/39	789,196	891,899
GNMA, 4.50%, 1/15/40	413,472	467,062
GNMA, 4.00%, 7/15/40	870,465	954,602
GNMA, 4.00%, 11/20/40	8,025,738	8,892,931
GNMA, 4.50%, 12/15/40	2,172,423	2,469,052
GNMA, 4.50%, 7/20/41	3,131,950	3,514,020
GNMA, 3.50%, 6/20/42	2,953,800	3,204,928
GNMA, 2.50%, 7/20/46	10,585,914	11,019,179
UMBS, 3.00%, TBA	57,000,000	59,375,742
		337,575,913
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $340,200,576)		351,578,655
COLLATERALIZED MORTGAGE OBLIGATIONS — 7.2%
Private Sponsor Collateralized Mortgage Obligations — 2.9%
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 2.77%, 3/25/35	1,113,710	1,135,694
Agate Bay Mortgage Loan Trust, Series 2016-3, Class A3, VRN, 3.50%, 8/25/46(2)	987,577	1,005,054
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 3.58%, 6/25/34	578,077	590,456
20

	Principal Amount	Value
Bellemeade Re Ltd., Series 19-3A, Class B1, VRN, 2.61%, (1-month LIBOR plus 2.50%), 7/25/29(2)	$2,100,000	$2,104,148
Bellemeade Re Ltd., Series 2019-3A, Class M1C, VRN, 2.06%, (1-month LIBOR plus 1.95%), 7/25/29(2)	1,960,000	1,956,023
Bellemeade Re Ltd., Series 2020-1A, Class B1, VRN, 4.51%, (1-month LIBOR plus 4.40%), 6/25/30(2)	4,300,000	4,343,662
Bellemeade Re Ltd., Series 2020-2A, Class M1C, VRN, 4.11%, (1-month LIBOR plus 4.00%), 8/26/30(2)	2,550,000	2,598,897
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.19%, 8/25/34	2,738,800	2,805,266
COLT Mortgage Loan Trust, Series 2020-1, Class A3 SEQ, VRN, 2.90%, 2/25/50(2)	2,975,683	3,005,905
Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 2M2, VRN, 3.76%, (1-month LIBOR plus 3.65%), 2/25/40(2)	3,446,000	3,486,911
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	24,072	23,374
Credit Suisse First Boston Mortgage-Backed Trust, Series 2004-AR6, Class 2A1, VRN, 2.72%, 10/25/34	60,885	61,192
Credit Suisse Mortgage Trust, Series 2019-AFC1, Class A1, VRN, 2.57%, 7/25/49(2)	2,091,416	2,123,671
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.37%, 10/25/34	1,939,509	2,007,455
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.88%, 6/25/34	478,717	479,465
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 3.30%, 5/25/34	968,566	956,975
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.87%, 1/25/35	1,066,264	1,091,872
Home RE Ltd., Series 2020-1, Class M1B, VRN, 3.36%, (1-month LIBOR plus 3.25%), 10/25/30(2)	5,300,000	5,405,047
Home RE Ltd., Series 21-1 Class M1B, VRN, 1.66%, (1-month LIBOR plus 1.55%), 7/25/33(2)	1,950,000	1,952,949
J.P. Morgan Wealth Management, Series 2021-CL1, Class M3, VRN, 1.82%, (SOFR plus 1.80%), 3/25/51(2)	3,894,355	3,894,458
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 3/25/43(2)	561,178	568,137
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.18%, 11/21/34	448,486	453,456
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.27%, 11/25/35	949,013	948,383
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.79%, 2/25/35	1,052,071	1,061,089
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.79%, 2/25/35	525,789	531,940
MFA Trust, Series 2021-INV1, Class A3 SEQ, VRN, 1.26%, 1/25/56(2)	3,047,237	3,041,712
New Residential Mortgage Loan Trust, Series 2017-1A, Class A1, VRN, 4.00%, 2/25/57(2)	984,569	1,059,079
Oaktown Re V Ltd., Series 2020-2A, Class M1A, VRN, 2.51%, (1-month LIBOR plus 2.40%), 10/25/30(2)	2,420,925	2,440,505
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 6/25/48(2)	265,005	265,529
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(2)	1,406,263	1,435,493
Starwood Mortgage Residential Trust, Series 2020-2, Class B1E, VRN, 3.00%, 4/25/60(2)	2,450,000	2,544,029
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.45%, 7/25/34	1,214,512	1,251,804
21

	Principal Amount	Value
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	$208,151	$215,360
		56,844,990
U.S. Government Agency Collateralized Mortgage Obligations — 4.3%
FHLMC, Series 2013-DN2, Class M2, VRN, 4.36%, (1-month LIBOR plus 4.25%), 11/25/23	2,632,878	2,635,036
FHLMC, Series 2014-DN2, Class M3, VRN, 3.71%, (1-month LIBOR plus 3.60%), 4/25/24	3,239,261	3,235,412
FHLMC, Series 2014-DN3, Class M3, VRN, 4.11%, (1-month LIBOR plus 4.00%), 8/25/24	1,824,143	1,858,308
FHLMC, Series 2014-DN4, Class M3, VRN, 4.66%, (1-month LIBOR plus 4.55%), 10/25/24	497,863	508,738
FHLMC, Series 2014-HQ1, Class M3, VRN, 4.21%, (1-month LIBOR plus 4.10%), 8/25/24	1,820,403	1,846,541
FHLMC, Series 2014-HQ3, Class M3, VRN, 4.86%, (1-month LIBOR plus 4.75%), 10/25/24	750,452	761,148
FHLMC, Series 2015-DNA3, Class M3F, VRN, 3.81%, (1-month LIBOR plus 3.70%), 4/25/28	1,771,330	1,819,339
FHLMC, Series 2015-HQ2, Class M3, VRN, 3.36%, (1-month LIBOR plus 3.25%), 5/25/25	766,497	780,917
FHLMC, Series 2015-HQA2, Class M3, VRN, 4.91%, (1-month LIBOR plus 4.80%), 5/25/28	2,332,553	2,427,742
FHLMC, Series 2016-DNA1, Class M3, VRN, 5.66%, (1-month LIBOR plus 5.55%), 7/25/28	4,874,512	5,140,292
FHLMC, Series 2016-DNA2, Class M3, VRN, 4.76%, (1-month LIBOR plus 4.65%), 10/25/28	2,640,564	2,774,451
FHLMC, Series 2016-DNA3, Class M3, VRN, 5.11%, (1-month LIBOR plus 5.00%), 12/25/28	5,103,799	5,391,329
FHLMC, Series 2016-HQA4, Class M3, VRN, 4.01%, (1-month LIBOR plus 3.90%), 4/25/29	2,976,852	3,090,671
FHLMC, Series 2017-DNA1, Class M2, VRN, 3.36%, (1-month LIBOR plus 3.25%), 7/25/29	4,219,865	4,354,023
FHLMC, Series 2017-DNA2, Class M2, VRN, 3.56%, (1-month LIBOR plus 3.45%), 10/25/29	1,248,000	1,299,031
FHLMC, Series 2018-HQA2, Class M2, VRN, 2.41%, (1-month LIBOR plus 2.30%), 10/25/48(2)	916,000	920,252
FHLMC, Series 2018-HRP2, Class M3, VRN, 2.51%, (1-month LIBOR plus 2.40%), 2/25/47(2)	2,710,000	2,742,593
FHLMC, Series 2019-DNA2, Class M2, VRN, 2.56%, (1-month LIBOR plus 2.45%), 3/25/49(2)	1,896,127	1,906,230
FHLMC, Series 2020-DNA3, Class M2, VRN, 3.11%, (1-month LIBOR plus 3.00%), 6/25/50(2)	3,830,812	3,860,473
FHLMC, Series 2020-HQA3, Class M2, VRN, 3.71%, (1-month LIBOR plus 3.60%), 7/25/50(2)	1,850,234	1,874,779
FHLMC, Series 3397, Class GF, VRN, 0.61%, (1-month LIBOR plus 0.50%), 12/15/37	514,643	519,077
FNMA, Series 2013-C01, Class M2, VRN, 5.36%, (1-month LIBOR plus 5.25%), 10/25/23	2,416,642	2,496,793
FNMA, Series 2014-C01, Class M2, VRN, 4.51%, (1-month LIBOR plus 4.40%), 1/25/24	2,790,372	2,862,846
FNMA, Series 2014-C02, Class 1M2, VRN, 2.71%, (1-month LIBOR plus 2.60%), 5/25/24	4,520,785	4,461,268
FNMA, Series 2014-C02, Class 2M2, VRN, 2.71%, (1-month LIBOR plus 2.60%), 5/25/24	1,439,971	1,453,806
FNMA, Series 2014-C04, Class 1M2, VRN, 5.01%, (1-month LIBOR plus 4.90%), 11/25/24	1,964,139	2,030,980
FNMA, Series 2014-C04, Class 2M2, VRN, 5.11%, (1-month LIBOR plus 5.00%), 11/25/24	773,047	782,400
22

	Principal Amount	Value
FNMA, Series 2015-C03, Class 1M2, VRN, 5.11%, (1-month LIBOR plus 5.00%), 7/25/25	$4,534,253	$4,670,200
FNMA, Series 2015-C03, Class 2M2, VRN, 5.11%, (1-month LIBOR plus 5.00%), 7/25/25	1,170,465	1,188,712
FNMA, Series 2015-C04, Class 1M2, VRN, 5.81%, (1-month LIBOR plus 5.70%), 4/25/28	3,992,993	4,253,658
FNMA, Series 2015-C04, Class 2M2, VRN, 5.66%, (1-month LIBOR plus 5.55%), 4/25/28	3,040,421	3,219,059
FNMA, Series 2016-C01, Class 2M2, VRN, 7.06%, (1-month LIBOR plus 6.95%), 8/25/28	3,414,061	3,651,767
FNMA, Series 2016-C04, Class 1M2, VRN, 4.36%, (1-month LIBOR plus 4.25%), 1/25/29	3,118,254	3,256,721
FNMA, Series 2016-C06, Class 1M2, VRN, 4.36%, (1-month LIBOR plus 4.25%), 4/25/29	961,791	1,005,333
GNMA, Series 2007-5, Class FA, VRN, 0.25%, (1-month LIBOR plus 0.14%), 2/20/37	1,137,967	1,136,475
		86,216,400
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $140,233,925)		143,061,390
COLLATERALIZED LOAN OBLIGATIONS — 5.1%
Anchorage Credit Opportunities CLO Ltd., Series 2019-1A, Class A1, VRN, 2.17%, (3-month LIBOR plus 1.95%), 1/20/32(2)	4,400,000	4,413,045
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 1.24%, (3-month LIBOR plus 1.02%), 4/20/31(2)	4,000,000	4,000,785
CBAM Ltd., Series 2019-9A, Class A, VRN, 1.52%, (3-month LIBOR plus 1.28%), 2/12/30(2)	3,500,000	3,503,170
CIFC Funding Ltd., Series 2016-1A, Class A1R, VRN, 1.57%, (3-month LIBOR plus 1.35%), 10/21/31(2)	4,175,000	4,188,749
Dryden CLO Ltd., Series 2018-64A, Class A, VRN, 1.19%, (3-month LIBOR plus 0.97%), 4/18/31(2)	3,000,000	3,000,459
Elmwood CLO II Ltd., Series 2019-2A, Class DR, VRN, 3.19%, (3-month LIBOR plus 3.00%), 4/20/34(2)(3)	2,500,000	2,500,000
Elmwood CLO VII Ltd., Series 2020-4A, Class A, VRN, 1.54%, (3-month LIBOR plus 1.39%), 1/17/34(2)	4,225,000	4,250,668
Goldentree Loan Management US CLO Ltd., Series 2017-1A, Class CR2, VRN, 1.99%, (3-month LIBOR plus 1.80%), 4/20/34(2)(3)	4,050,000	4,050,000
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 1.34%, (3-month LIBOR plus 1.12%), 7/20/31(2)	3,000,000	3,004,723
Kayne CLO Ltd., Series 2019-6A, Class A1, VRN, 1.60%, (3-month LIBOR plus 1.38%), 1/20/33(2)	3,750,000	3,765,333
KKR CLO Ltd., Series 2022A, Class A, VRN, 1.37%, (3-month LIBOR plus 1.15%), 7/20/31(2)	2,425,000	2,428,570
KKR CLO Ltd., Series 2030A, Class A1, VRN, 1.74%, (3-month LIBOR plus 1.50%), 10/17/31(2)	4,025,000	4,040,220
Madison Park Funding XXII Ltd., Series 2016-22A, Class A1R, VRN, 1.50%, (3-month LIBOR plus 1.26%), 1/15/33(2)	5,500,000	5,518,947
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 1.22%, (3-month LIBOR plus 0.98%), 4/15/31(2)	3,500,000	3,497,916
Oak Hill Credit Partners X-R Ltd., Series 2014-10RA, Class CR, VRN, 2.19%, (3-month LIBOR plus 2.00%), 4/20/34(2)(3)	5,000,000	5,000,000
Octagon Investment Partners 45 Ltd., Series 2019-1A, Class A, VRN, 1.57%, (3-month LIBOR plus 1.33%), 10/15/32(2)	4,250,000	4,264,503
Parallel Ltd., Series 2020-1A, Class A1, VRN, 2.05%, (3-month LIBOR plus 1.83%), 7/20/31(2)	6,000,000	6,010,893
Park Avenue Institutional Advisers CLO Ltd., Series 2018-1A, Class BR, VRN, 2.29%, (3-month LIBOR plus 2.10%), 10/20/31(2)(3)	4,025,000	4,025,000
Rockford Tower CLO Ltd., Series 2017-1A, Class CR2, VRN, 2.29%, (3-month LIBOR plus 2.10%), 4/20/34(2)(3)	4,725,000	4,725,000
23

	Principal Amount	Value
Rockford Tower CLO Ltd., Series 2017-3A, Class A, VRN, 1.41%, (3-month LIBOR plus 1.19%), 10/20/30(2)	$2,000,000	$2,002,445
Rockford Tower CLO Ltd., Series 2019-2A, Class A, VRN, 1.51%, (3-month LIBOR plus 1.33%), 8/20/32(2)	4,100,000	4,110,045
Silver Creek CLO Ltd., Series 2014-1A, Class AR, VRN, 1.46%, (3-month LIBOR plus 1.24%), 7/20/30(2)	5,100,000	5,104,098
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, VRN, 1.37%, (3-month LIBOR plus 1.15%), 4/18/31(2)	3,800,000	3,802,140
Symphony CLO XXV Ltd., Series 2021-25A, Class C, VRN, 2.24%, (3-month LIBOR plus 2.05%), 4/19/34(2)(3)	4,750,000	4,750,000
Treman Park CLO Ltd., Series 2015-1A, Class ARR, VRN, 1.29%, (3-month LIBOR plus 1.07%), 10/20/28(2)	2,655,367	2,657,874
Voya CLO Ltd., Series 2013-2A, Class A1R, VRN, 1.19%, (3-month LIBOR plus 0.97%), 4/25/31(2)	3,400,000	3,402,368
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $101,694,522)		102,016,951
ASSET-BACKED SECURITIES — 3.9%
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(2)	2,996,618	3,071,444
FirstKey Homes Trust, Series 2020-SFR1, Class B, 1.74%, 9/17/25(2)	3,490,000	3,475,947
FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.97%, 10/19/37(2)	6,456,000	6,384,468
Goodgreen, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(2)	7,651,558	8,243,816
Goodgreen Trust, Series 2020-1A, Class A SEQ, 2.63%, 4/15/55(2)	4,115,082	4,240,574
Hertz Fleet Lease Funding LP, Series 2017-1, Class A1, VRN, 0.76%, (1-month LIBOR plus 0.65%), 4/10/31(2)	656,946	657,284
Mosaic Solar Loan Trust, Series 2021-1A, Class B, 2.05%, 12/20/46(2)	4,700,000	4,643,667
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(2)	935,450	939,767
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(2)	1,652,727	1,672,154
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(2)	4,655,288	4,762,067
MVW Owner Trust, Series 2018-1A, Class A SEQ, 3.45%, 1/21/36(2)	3,528,092	3,662,994
Progress Residential Trust, Series 2018-SFR3, Class A SEQ, 3.88%, 10/17/35(2)	8,709,066	8,850,714
Progress Residential Trust, Series 2019-SFR3, Class A SEQ, 2.27%, 9/17/36(2)	4,258,050	4,331,647
Progress Residential Trust, Series 2021-SFR2, Class D, 2.20%, 4/19/38(2)(3)	3,225,000	3,210,746
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(2)	2,090,247	2,123,042
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class A SEQ, 2.59%, 5/20/36(2)	3,394,045	3,486,869
Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class C, 1.79%, 11/20/37(2)	3,000,000	3,010,040
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(2)	2,293,988	2,396,526
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(2)	3,309,255	3,332,592
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(2)	4,758,816	4,996,168
TOTAL ASSET-BACKED SECURITIES (Cost $75,786,683)		77,492,526

24

	Principal Amount/Shares	Value
MUNICIPAL SECURITIES — 1.6%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	$1,039,000	$1,497,724
Foothill-Eastern Transportation Corridor Agency Rev., 4.09%, 1/15/49	1,993,000	2,078,022
Grand Parkway Transportation Corp. Rev., 3.24%, 10/1/52	835,000	840,172
Houston GO, 3.96%, 3/1/47	1,410,000	1,598,546
Los Angeles Community College District GO, 6.75%, 8/1/49	870,000	1,428,974
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	1,075,000	1,470,395
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	935,000	1,292,769
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	1,030,000	1,620,121
Ohio Turnpike & Infrastructure Commission Rev., 3.22%, 2/15/48	2,215,000	2,220,747
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	550,000	648,441
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	1,210,000	1,672,852
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	525,000	685,785
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	2,045,000	2,044,826
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	1,495,000	1,999,716
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	870,000	1,179,045
San Antonio Electric & Gas Systems Rev., 5.99%, 2/1/39	872,000	1,211,102
San Diego County Regional Airport Authority Rev., 5.59%, 7/1/43	870,000	898,118
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	870,000	1,166,805
San Jose Redevelopment Agency Successor Agency Tax Allocation, 3.375%, 8/1/34	1,000,000	1,068,530
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	870,000	1,075,269
State of California GO, 4.60%, 4/1/38	870,000	1,005,402
State of California GO, 7.55%, 4/1/39	870,000	1,407,082
State of California GO, 7.30%, 10/1/39	870,000	1,327,807
TOTAL MUNICIPAL SECURITIES (Cost $25,580,026)		31,438,250
U.S. GOVERNMENT AGENCY SECURITIES — 1.2%
FHLMC, 0.375%, 9/23/25	6,000,000	5,893,786
FNMA, 0.50%, 6/17/25	4,362,000	4,322,008
FNMA, 0.75%, 10/8/27	8,724,000	8,405,824
FNMA, 6.625%, 11/15/30	4,536,000	6,476,921
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $24,538,831)		25,098,539
EXCHANGE-TRADED FUNDS — 1.0%
SPDR Bloomberg Barclays Short Term High Yield Bond ETF (Cost $20,121,013)	741,100	20,254,263
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.6%
Chile — 0.1%
Chile Government International Bond, 3.25%, 9/14/21	$1,029,000	1,042,377
Chile Government International Bond, 3.625%, 10/30/42	1,047,000	1,098,664
		2,141,041
Panama — 0.1%
Panama Government International Bond, 6.70%, 1/26/36	1,483,000	2,001,019
Peru — 0.1%
Peruvian Government International Bond, 5.625%, 11/18/50	1,431,000	1,899,216
Philippines — 0.1%
Philippine Government International Bond, 6.375%, 10/23/34	1,605,000	2,204,067

25

	Principal Amount/Shares	Value
Poland — 0.1%
Republic of Poland Government International Bond, 5.125%, 4/21/21	$1,221,000	$1,223,770
Republic of Poland Government International Bond, 3.00%, 3/17/23	1,125,000	1,181,797
		2,405,567
Uruguay — 0.1%
Uruguay Government International Bond, 4.375%, 10/27/27	855,000	973,153
Uruguay Government International Bond, 4.125%, 11/20/45	899,000	1,006,952
		1,980,105
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $11,334,815)		12,631,015
PREFERRED STOCKS — 0.2%
Banks — 0.1%
JPMorgan Chase & Co., 4.60%	1,414,000	1,431,675
Capital Markets — 0.1%
Charles Schwab Corp. (The), Series I, 4.00%	2,025,000	2,060,032
TOTAL PREFERRED STOCKS (Cost $3,458,260)		3,491,707
BANK LOAN OBLIGATIONS(4) — 0.1%
Pharmaceuticals — 0.1%
Horizon Therapeutics USA Inc., 2021 Term Loan B, 2.50%, (3-month LIBOR plus 2.00%), 2/26/28 (Cost $2,523,157)	$2,520,000	2,516,220
TEMPORARY CASH INVESTMENTS — 5.8%
BNP Paribas SA, 0.03%, 4/1/21(2)(5)	61,383,000	61,382,934
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 2.50%, 11/30/21 - 2/15/46, valued at $760,227), in a joint trading account at 0.01%, dated 3/31/21, due 4/1/21 (Delivery value $745,295)		745,295
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 2/15/50, valued at $2,532,708), at 0.00%, dated 3/31/21, due 4/1/21 (Delivery value $2,483,000)		2,483,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	691,166	691,166
Toronto-Dominion Bank (The), 0.05%, 4/7/21(2)(5)	$50,000,000	49,999,271
TOTAL TEMPORARY CASH INVESTMENTS (Cost $115,302,045)		115,301,666
TOTAL INVESTMENT SECURITIES — 109.1% (Cost $2,146,572,977)		2,178,899,913
OTHER ASSETS AND LIABILITIES(6) — (9.1)%		(181,096,284)
TOTAL NET ASSETS — 100.0%		$1,997,803,629

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	558	June 2021	$123,165,422	$(2,911)
U.S. Treasury 5-Year Notes	257	June 2021	31,713,398	(77,656)
U.S. Treasury Long Bonds	150	June 2021	23,189,062	(108,772)
U.S. Treasury Ultra Bonds	65	June 2021	11,779,219	13,104
			$189,847,101	$(176,235)

^Amount represents value and unrealized appreciation (depreciation).
26

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	360	June 2021	$47,137,500	$26,508
U.S. Treasury 10-Year Ultra Notes	371	June 2021	53,308,062	453,214
			$100,445,562	$479,722
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.78%	8/5/24	$6,500,000	$(553)	$171,215	$170,662
CPURNSA	Receive	1.77%	8/5/24	$24,500,000	(698)	650,446	649,748
CPURNSA	Receive	2.34%	2/5/26	$21,000,000	628	258,232	258,860
CPURNSA	Receive	2.33%	2/8/26	$21,000,000	628	258,444	259,072
CPURNSA	Receive	2.30%	2/24/26	$20,500,000	625	260,487	261,112
CPURNSA	Receive	2.40%	2/9/31	$10,500,000	614	127,703	128,317
					$1,244	$1,726,527	$1,727,771

NOTES TO SCHEDULE OF INVESTMENTS
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
SOFR	-	Secured Overnight Financing Rate
TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	-	Uniform Mortgage-Backed Securities
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $5,887,538.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $450,539,226, which represented 22.6% of total net assets. Of these securities, 0.4% of total net assets were deemed illiquid under policies approved by the Board of Trustees.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(5)The rate indicated is the yield to maturity at purchase.
(6)Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.
27

Statement of Assets and Liabilities

MARCH 31, 2021
Assets
Investment securities, at value (cost of $2,146,572,977)	$2,178,899,913
Cash	272,196
Receivable for investments sold	148,371,338
Receivable for capital shares sold	3,973,280
Receivable for variation margin on futures contracts	18,089
Receivable for variation margin on swap agreements	38,503
Interest and dividends receivable	8,014,018
2,339,587,337

Liabilities
Payable for investments purchased	338,928,398
Payable for capital shares redeemed	1,921,611
Accrued management fees	799,962
Distribution and service fees payable	36,864
Dividends payable	96,873
341,783,708

Net Assets	$1,997,803,629

Net Assets Consist of:
Capital paid in	$1,964,727,218
Distributable earnings	33,076,411
$1,997,803,629

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$750,958,670	68,534,354	$10.96
I Class	$871,065,983	79,469,692	$10.96
Y Class	$115,356,625	10,523,634	$10.96
A Class	$113,848,459	10,388,763	$10.96*
C Class	$10,550,465	963,786	$10.95
R Class	$7,273,823	663,989	$10.95
R5 Class	$628,771	57,365	$10.96
R6 Class	$128,120,833	11,683,396	$10.97
*Maximum offering price $11.48 (net asset value divided by 0.955).

See Notes to Financial Statements.
28

Statement of Operations

YEAR ENDED MARCH 31, 2021
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $113)	$45,023,204
Dividends	58,230
45,081,434

Expenses:
Management fees	10,916,847
Distribution and service fees:
A Class	289,625
C Class	156,233
R Class	37,724
Trustees' fees and expenses	160,708
Other expenses	19,993
11,581,130

Net investment income (loss)	33,500,304

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (Note 4)	65,675,970
Futures contract transactions	3,695,196
Swap agreement transactions	1,485,775
70,856,941

Change in net unrealized appreciation (depreciation) on:
Investments	(24,343,393)
Futures contracts	(686,011)
Swap agreements	(5,875,902)
(30,905,306)

Net realized and unrealized gain (loss)	39,951,635

Net Increase (Decrease) in Net Assets Resulting from Operations	$73,451,939

See Notes to Financial Statements.
29

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2021 AND MARCH 31, 2020
Increase (Decrease) in Net Assets	March 31, 2021	March 31, 2020
Operations
Net investment income (loss)	$33,500,304	$74,709,110
Net realized gain (loss)	70,856,941	124,041,584
Change in net unrealized appreciation (depreciation)	(30,905,306)	19,166,674
Net increase (decrease) in net assets resulting from operations	73,451,939	217,917,368

Distributions to Shareholders
From earnings:
Investor Class	(35,886,995)	(36,468,092)
I Class	(38,275,535)	(24,686,714)
Y Class	(4,130,102)	(4,065,955)
A Class	(4,528,612)	(2,389,165)
C Class	(482,941)	(335,431)
R Class	(281,678)	(155,586)
R5 Class	(29,719)	(12,644)
R6 Class	(5,706,293)	(8,130,214)
Decrease in net assets from distributions	(89,321,875)	(76,243,801)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(299,114,865)	(1,063,174,224)

Net increase (decrease) in net assets	(314,984,801)	(921,500,657)

Net Assets
Beginning of period	2,312,788,430	3,234,289,087
End of period	$1,997,803,629	$2,312,788,430

See Notes to Financial Statements.
30

Notes to Financial Statements

MARCH 31, 2021

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

31

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

32

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 17% of the shares of the fund.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2021 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2925% to 0.4100%	0.2500% to 0.3100%	0.59%
I Class		0.0500% to 0.1100%	0.39%
Y Class		0.0200% to 0.0800%	0.36%
A Class		0.2500% to 0.3100%	0.59%
C Class		0.2500% to 0.3100%	0.59%
R Class		0.2500% to 0.3100%	0.59%
R5 Class		0.0500% to 0.1100%	0.39%
R6 Class		0.0000% to 0.0600%	0.34%
33

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2021 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $23,657 and there were no interfund sales.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2021 totaled $5,646,527,438, of which $4,264,942,829 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments and in kind transactions, for the period ended March 31, 2021 totaled $5,423,735,222, of which $3,746,610,243 represented U.S. Treasury and Government Agency obligations.

For the period ended March 31, 2021, the fund incurred net realized gains of $12,483,631 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder

34

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2021		Year ended March 31, 2020
	Shares	Amount	Shares	Amount
Investor Class
Sold	16,919,411	$192,879,079	18,765,053	$206,095,200
Issued in reinvestment of distributions	3,086,925	35,003,859	3,295,335	36,095,976
Redeemed	(68,859,673)	(791,766,691)	(59,827,353)	(653,071,063)
	(48,853,337)	(563,883,753)	(37,766,965)	(410,879,887)
I Class
Sold	49,547,285	569,519,272	31,535,685	341,454,688
Issued in reinvestment of distributions	3,156,377	35,753,539	1,996,279	21,878,131
Redeemed	(31,661,005)	(361,186,316)	(68,653,115)	(751,331,723)
	21,042,657	244,086,495	(35,121,151)	(387,998,904)
Y Class
Sold	6,551,261	74,339,102	4,884,209	53,253,149
Issued in reinvestment of distributions	364,874	4,130,102	370,767	4,063,679
Redeemed	(2,929,316)	(33,077,133)	(13,068,615)	(144,792,119)
	3,986,819	45,392,071	(7,813,639)	(87,475,291)
A Class
Sold	2,068,135	23,513,658	3,934,953	42,929,142
Issued in reinvestment of distributions	371,917	4,211,069	202,773	2,224,086
Redeemed	(2,761,797)	(31,333,659)	(2,741,479)	(29,881,482)
	(321,745)	(3,608,932)	1,396,247	15,271,746
C Class
Sold	198,182	2,271,902	206,008	2,253,431
Issued in reinvestment of distributions	41,377	467,444	26,362	287,616
Redeemed	(914,903)	(10,352,346)	(1,560,858)	(16,944,094)
	(675,344)	(7,613,000)	(1,328,488)	(14,403,047)
R Class
Sold	261,777	2,985,587	199,266	2,190,231
Issued in reinvestment of distributions	24,843	281,140	14,155	154,920
Redeemed	(272,327)	(3,097,481)	(387,829)	(4,236,210)
	14,293	169,246	(174,408)	(1,891,059)
R5 Class
Sold	10,698	123,030	21,730	238,322
Issued in reinvestment of distributions	2,623	29,719	1,152	12,644
Redeemed	(11,297)	(128,070)	(7,015)	(77,024)
	2,024	24,679	15,867	173,942
R6 Class
Sold	4,368,599	49,669,533	7,834,903	86,001,628
Issued in reinvestment of distributions	496,696	5,631,995	735,316	8,066,444
Redeemed	(6,095,272)	(68,983,199)	(24,066,364)	(270,039,796)
	(1,229,977)	(13,681,671)	(15,496,145)	(175,971,724)
Net increase (decrease)	(26,034,610)	$(299,114,865)	(96,288,682)	$(1,063,174,224)

35

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$729,213,968	—
Corporate Bonds	—	564,804,763	—
U.S. Government Agency Mortgage-Backed Securities	—	351,578,655	—
Collateralized Mortgage Obligations	—	143,061,390	—
Collateralized Loan Obligations	—	102,016,951	—
Asset-Backed Securities	—	77,492,526	—
Municipal Securities	—	31,438,250	—
U.S. Government Agency Securities	—	25,098,539	—
Exchange-Traded Funds	$20,254,263	—	—
Sovereign Governments and Agencies	—	12,631,015	—
Preferred Stocks	—	3,491,707	—
Bank Loan Obligations	—	2,516,220	—
Temporary Cash Investments	691,166	114,610,500	—
	$20,945,429	$2,157,954,484	—
Other Financial Instruments
Futures Contracts	$492,826	—	—
Swap Agreements	—	$1,727,771	—
	$492,826	$1,727,771	—

Liabilities
Other Financial Instruments
Futures Contracts	$189,339	—	—

36

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $193,409,742.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $98,563,007 futures contracts purchased and $61,737,284 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $44,833,333.

37

Value of Derivative Instruments as of March 31, 2021

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	$18,089	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	38,503	Payable for variation margin on swap agreements*	—
		$56,592		—

*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$1,166,514	Change in net unrealized appreciation (depreciation) on swap agreements	$(9,361,846)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	3,695,196	Change in net unrealized appreciation (depreciation) on futures contracts	(686,011)
Other Contracts	Net realized gain (loss) on swap agreement transactions	319,261	Change in net unrealized appreciation (depreciation) on swap agreements	3,485,944
		$5,180,971		$(6,561,913)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. However, LIBOR is expected to be phased out and the transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$62,069,698	$76,243,801
Long-term capital gains	$27,252,177	—

38

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to in kind transactions, were made to capital paid in $22,315,366 and distributable earnings $(22,315,366).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,148,125,582
Gross tax appreciation of investments	$51,803,129
Gross tax depreciation of investments	(21,028,798)
Net tax appreciation (depreciation) of investments	30,774,331
Net tax appreciation (depreciation) on derivatives	1,726,527
Net tax appreciation (depreciation)	$32,500,858
Other book-to-tax adjustments	$(20,784)
Undistributed ordinary income	—
Accumulated long-term gains	$596,337
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.
39

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$11.10	0.17	0.17	0.34	(0.17)	(0.31)	—	(0.48)	$10.96	2.95%	0.60%	1.42%	238%	$750,959
2020	$10.61	0.26	0.50	0.76	(0.27)	—	—	(0.27)	$11.10	7.18%	0.60%	2.40%	82%	$1,302,958
2019	$10.54	0.29	0.03	0.32	(0.23)	—	(0.02)	(0.25)	$10.61	3.15%	0.60%	2.80%	184%	$1,646,934
2018	$10.68	0.23	(0.14)	0.09	(0.23)	—	—	(0.23)	$10.54	0.86%	0.60%	2.19%	179%	$2,742,374
2017	$10.88	0.22	(0.17)	0.05	(0.24)	(0.01)	—	(0.25)	$10.68	0.51%	0.60%	2.02%	133%	$2,895,840
I Class
2021	$11.10	0.18	0.18	0.36	(0.19)	(0.31)	—	(0.50)	$10.96	3.06%	0.40%	1.62%	238%	$871,066
2020	$10.62	0.28	0.49	0.77	(0.29)	—	—	(0.29)	$11.10	7.39%	0.40%	2.60%	82%	$648,832
2019	$10.54	0.31	0.04	0.35	(0.24)	—	(0.03)	(0.27)	$10.62	3.43%	0.40%	3.00%	184%	$993,543
2018	$10.68	0.25	(0.13)	0.12	(0.26)	—	—	(0.26)	$10.54	1.06%	0.40%	2.39%	179%	$2,296,395
2017	$10.88	0.24	(0.16)	0.08	(0.27)	(0.01)	—	(0.28)	$10.68	0.71%	0.40%	2.22%	133%	$2,801,686
Y Class
2021	$11.11	0.18	0.17	0.35	(0.19)	(0.31)	—	(0.50)	$10.96	3.09%	0.37%	1.65%	238%	$115,357
2020	$10.62	0.29	0.49	0.78	(0.29)	—	—	(0.29)	$11.11	7.42%	0.37%	2.63%	82%	$72,594
2019	$10.54	0.31	0.04	0.35	(0.24)	—	(0.03)	(0.27)	$10.62	3.46%	0.37%	3.03%	184%	$152,412
2018(3)	$10.70	0.26	(0.17)	0.09	(0.25)	—	—	(0.25)	$10.54	0.84%	0.37%(4)	2.52%(4)	179%(5)	$603,691

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2021	$11.10	0.13	0.18	0.31	(0.14)	(0.31)	—	(0.45)	$10.96	2.69%	0.85%	1.17%	238%	$113,848
2020	$10.62	0.23	0.49	0.72	(0.24)	—	—	(0.24)	$11.10	6.81%	0.85%	2.15%	82%	$118,924
2019	$10.54	0.27	0.04	0.31	(0.21)	—	(0.02)	(0.23)	$10.62	3.02%	0.85%	2.55%	184%	$98,899
2018	$10.68	0.20	(0.13)	0.07	(0.21)	—	—	(0.21)	$10.54	0.61%	0.85%	1.94%	179%	$196,563
2017	$10.89	0.19	(0.17)	0.02	(0.22)	(0.01)	—	(0.23)	$10.68	0.17%	0.85%	1.77%	133%	$414,571
C Class
2021	$11.09	0.05	0.17	0.22	(0.05)	(0.31)	—	(0.36)	$10.95	1.93%	1.60%	0.42%	238%	$10,550
2020	$10.61	0.15	0.49	0.64	(0.16)	—	—	(0.16)	$11.09	6.02%	1.60%	1.40%	82%	$18,182
2019	$10.54	0.19	0.04	0.23	(0.14)	—	(0.02)	(0.16)	$10.61	2.24%	1.60%	1.80%	184%	$31,481
2018	$10.68	0.13	(0.14)	(0.01)	(0.13)	—	—	(0.13)	$10.54	(0.14)%	1.60%	1.19%	179%	$48,386
2017	$10.89	0.11	(0.17)	(0.06)	(0.14)	(0.01)	—	(0.15)	$10.68	(0.57)%	1.60%	1.02%	133%	$66,394
R Class
2021	$11.10	0.10	0.17	0.27	(0.11)	(0.31)	—	(0.42)	$10.95	2.44%	1.10%	0.92%	238%	$7,274
2020	$10.61	0.21	0.49	0.70	(0.21)	—	—	(0.21)	$11.10	6.65%	1.10%	1.90%	82%	$7,211
2019	$10.54	0.24	0.04	0.28	(0.19)	—	(0.02)	(0.21)	$10.61	2.69%	1.10%	2.30%	184%	$8,748
2018	$10.68	0.18	(0.14)	0.04	(0.18)	—	—	(0.18)	$10.54	0.36%	1.10%	1.69%	179%	$11,186
2017	$10.89	0.16	(0.17)	(0.01)	(0.19)	(0.01)	—	(0.20)	$10.68	(0.08)%	1.10%	1.52%	133%	$14,318

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2021	$11.10	0.18	0.18	0.36	(0.19)	(0.31)	—	(0.50)	$10.96	3.15%	0.40%	1.62%	238%	$629
2020	$10.62	0.28	0.49	0.77	(0.29)	—	—	(0.29)	$11.10	7.29%	0.40%	2.60%	82%	$615
2019	$10.54	0.32	0.03	0.35	(0.24)	—	(0.03)	(0.27)	$10.62	3.45%	0.40%	3.00%	184%	$419
2018(3)	$10.70	0.26	(0.17)	0.09	(0.25)	—	—	(0.25)	$10.54	0.81%	0.40%(4)	2.46%(4)	179%(5)	$212
R6 Class
2021	$11.11	0.19	0.17	0.36	(0.19)	(0.31)	—	(0.50)	$10.97	3.20%	0.35%	1.67%	238%	$128,121
2020	$10.63	0.29	0.48	0.77	(0.29)	—	—	(0.29)	$11.11	7.34%	0.35%	2.65%	82%	$143,473
2019	$10.54	0.32	0.05	0.37	(0.25)	—	(0.03)	(0.28)	$10.63	3.58%	0.35%	3.05%	184%	$301,853
2018	$10.68	0.26	(0.14)	0.12	(0.26)	—	—	(0.26)	$10.54	1.11%	0.35%	2.44%	179%	$290,390
2017	$10.89	0.24	(0.17)	0.07	(0.27)	(0.01)	—	(0.28)	$10.68	0.67%	0.35%	2.27%	133%	$304,836

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Diversified Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Diversified Bond Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	CYS Investments, Inc. (2012-2017); Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	66	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	138	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $34,154,581, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2021.

The fund hereby designates $16,408,332 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2021.

The fund utilized earnings and profits of $10,040,629 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92280 2105

Annual Report

March 31, 2021

High Income Fund
Investor Class (AHIVX)
I Class (AHIIX)
Y Class (NPHIX)
A Class (AHIAX)
R5 Class (AHIEX)
R6 Class (AHIDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Soared, Bonds Moderated Amid Growing Economic Optimism

March 31 marked the end of a remarkable 12-month period, as the COVID-19 pandemic wreaked havoc on global economies, governments and society. In response, states issued unprecedented lockdown orders. Unemployment surged, corporate earnings plunged and second-quarter-2020 gross domestic product sank a record 31.4% (annualized). This triggered soaring demand for safe-haven assets.

Swift and significant action from the Federal Reserve and the federal government helped reignite investor confidence and bolster the economic backdrop. Riskier assets quickly rebounded from their early 2020 lows. The economy expanded a record 33.4% in the third quarter and continued to grow amid the gradual lifting of lockdowns and the emergency approval of vaccines.

Late in the reporting period, improving vaccine distributions, additional federal coronavirus aid and ongoing reopenings bolstered the economic and earnings outlooks. This improving backdrop combined with massive monetary and fiscal support helped fuel a 12-month gain of 56% for the S&P 500 Index. These same economic dynamics lifted longer-term inflation expectations and U.S. Treasury yields, pressuring investment-grade bond returns. After rallying through most of 2020, the Bloomberg Barclays U.S. Aggregate Bond Index gained less than 1% for the 12-month period.

A Return to Normalcy in Sight

The return to pre-pandemic life appears to be on the horizon, thanks largely to expanding vaccine availability. In addition, medical professionals continue to improve treatment protocols for those afflicted with the virus. Until the U.S. is fully reopened, investors still may face the effects of regional virus-related restrictions, economic and political uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Y Class	NPHIX	25.81%	8.17%	6.30%	12/27/12
ICE BofA U.S. High Yield Constrained Index	—	23.22%	7.92%	5.75%	—
Investor Class	AHIVX	25.69%	—	5.77%	10/2/17
I Class	AHIIX	25.68%	—	5.85%	10/2/17
A Class	AHIAX				10/2/17
No sales charge		25.38%	—	5.51%
With sales charge		19.79%	—	4.12%
R5 Class	AHIEX	25.81%	—	5.95%	10/2/17
R6 Class	AHIDX	25.87%	—	6.01%	10/2/17
Y Class returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

The fund acquired the net assets and assumed the historical performance of the Nomura High Yield Fund, a series of The Advisors’ Inner Circle Fund III on October 2, 2017. Accordingly, the performance shown for periods prior to October 2, 2017 represents the performance of Class I shares of the Nomura High Yield Fund. In addition, the Nomura High Yield Fund acquired the net assets and assumed the historical performance of the High Yield Fund, a series of Nomura Partners Funds, Inc. on December 8, 2014. Accordingly, the performance shown for periods before December 8, 2014 represents the performance of Class I shares of the High Yield Fund. The Nomura High Yield Fund and the High Yield Fund returns in the performance tables and graphs have not been adjusted to reflect the fund’s expenses. If the Nomura High Yield Fund and the High Yield Fund performance information had been adjusted to reflect the fund’s expenses, the performance may have been higher or lower for a given period depending on the expenses incurred by the Nomura High Yield Fund and the High Yield Fund for that period.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over Life of Class
$10,000 investment made December 27, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2021
Y Class — $16,564

ICE BofA U.S. High Yield Constrained Index — $15,874

Ending value of Y Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	R5 Class	R6 Class
0.79%	0.69%	0.59%	1.04%	0.59%	0.54%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Investment Advisor: American Century Investment Management, Inc.
Subadvisor: Nomura Corporate Research and Asset Management Inc.
Portfolio Managers: Steve Kotsen, David Crall, Amy Yu Chang and Derek Leung

Performance Summary
High Income returned 25.81%* for the 12-month period ended March 31, 2021, the best fiscal year return in the portfolio’s history. By comparison, the ICE BofA U.S. High Yield Constrained Index returned 23.22%. Fund returns reflect operating expenses, while index returns do not.
Portfolio performance represents a remarkable turnaround from the lows of early 2020, when the COVID-19 pandemic set off a sharp economic contraction. After the Federal Reserve (Fed) announced drastic monetary policy interventions in early April 2020, the high-yield market reached an inflection point. Market sentiment remained mostly positive throughout the second quarter, as the U.S. economy gradually recovered. Our overweight to credit risk was a drag early on, but it became a key contributor as the market transitioned from risk-off to risk-on.

The third quarter of 2020 started with anxiety surrounding the pandemic’s impact on U.S. and global growth. As anticipated, second-quarter gross domestic product declined sharply, falling at an annual rate of 31.4%. Given that economic activity started recovering in late April, the jumping-off point for the third quarter was quite high relative to the second-quarter average. This created a large, positive base effect for third-quarter growth and a second-half recovery. The housing and technology sectors were booming, the automobiles sector was recovering and manufacturing showed continued improvement.

The economy continued to recover in the fourth quarter, led by consumer spending, housing and growth in China. A resolution to the tumultuous U.S. election cycle and positive vaccine developments also helped, and the high-yield market ended 2020 on a strong note. Credit-sensitive segments of the market continued to perform well in early 2021. Prices reflected the gathering momentum behind reopenings, an encouraging vaccination rollout in the U.S., fiscal and monetary tailwinds, and forgiving financial conditions.

Reopening Sectors Outperformed
Positive security selection in sectors that benefited from economic reopening drove portfolio performance. We paired fundamental credit selection in telecommunications and energy with key bets in the gaming, recreation and travel and services sectors, which performed well with the recovery. Our thesis that drive-to gaming destinations will recover faster than fly-to destinations fueled gains among our regional gaming companies. An overweight position versus the index in car rental companies was also a key contributor.

Sector detractors included banking issuers and underweights to automobile makers and department stores. We continue to believe U.S. retailers face challenges given legacy cost structures and a difficult competitive landscape. The velocity of the market recovery was so strong that a modest average cash position of 3% caused the largest drag on relative performance.

*All fund returns referenced in this commentary are for Y Class shares. Performance for other share classes will vary due to differences in fee structure; when Y Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Ratings Posture Contributed

Consistent with rising Treasury yields and with growing consensus around a V-shaped economic recovery, lower-rated bonds outperformed for the period. Market conditions were healthy, and the environment for refinancing was attractive, enabling even challenged credits to raise funding from secondary offerings. Our overweight position to CCC-rated bonds and underweights in BB-rated securities and in duration aided performance.

Portfolio Positioning

The U.S. economy is experiencing a healthy recovery from the pandemic and appears poised for strong growth. Many consumer-oriented sectors, including travel and entertainment, should benefit from meaningful pent-up demand. In March, President Joe Biden signed the $1.9 trillion American Rescue Plan, which we expect to support consumer activity this year. Overall, we expect strong consumer spending to drive exceptional U.S. economic growth in 2021.

Economic gains have put pressure on Treasury yields and inflation. The potential for elevated inflation has created concerns that the Fed will have to tighten financial conditions sooner than it would otherwise prefer. We believe the Fed is committed to letting the economic recovery broadly take hold before considering policy tightening. Continued high unemployment (6.0% in March) should constrain inflation as the global economy works through supply chain disruptions. As economic growth picks up, we believe Treasury yields will move higher, but at a slower pace than in the first quarter.

Given our positive view on the U.S. consumer, we continue to overweight the gaming, recreation and travel and building materials sectors. We are also overweight the metals and mining sector and have moderated an underweight in steel. We believe the Biden administration’s infrastructure proposal together with broad-based economic growth will benefit those sectors. Late in the period, we began reducing our underweight in BB-rated securities and trimming our overweight to CCC-rated securities. In our view, the relative valuation of lower-rated credits has weakened somewhat. Our overall duration posture is modestly shorter than the index. We also reduced positions in distressed credits and reorganization equities (equity securities issued in connection with a reorganization or restructuring of a borrower), many of which appreciated significantly in early 2021.

6

Fund Characteristics

MARCH 31, 2021
Types of Investments in Portfolio	% of net assets
Corporate Bonds	92.4%
Preferred Stocks	2.0%
Bank Loan Obligations	0.7%
Common Stocks	0.3%
Warrants	—*
Escrow Interests	—*
Convertible Bonds	—*
Rights	—*
Temporary Cash Investments	4.4%
Other Assets and Liabilities	0.2%
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period(1) 10/1/20 - 3/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,092.40	$4.07	0.78%
I Class	$1,000	$1,093.00	$3.55	0.68%
Y Class	$1,000	$1,092.30	$3.03	0.58%
A Class	$1,000	$1,091.00	$5.37	1.03%
R5 Class	$1,000	$1,092.30	$3.03	0.58%
R6 Class	$1,000	$1,093.80	$2.77	0.53%
Hypothetical
Investor Class	$1,000	$1,021.04	$3.93	0.78%
I Class	$1,000	$1,021.54	$3.43	0.68%
Y Class	$1,000	$1,022.04	$2.92	0.58%
A Class	$1,000	$1,019.80	$5.19	1.03%
R5 Class	$1,000	$1,022.04	$2.92	0.58%
R6 Class	$1,000	$1,022.29	$2.67	0.53%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments
MARCH 31, 2021

	Principal Amount/Shares	Value
CORPORATE BONDS — 92.4%
Aerospace and Defense — 2.1%
Bombardier, Inc., 6.00%, 10/15/22(1)	$1,650,000	$1,653,093
Bombardier, Inc., 6.125%, 1/15/23(1)	799,000	832,758
Bombardier, Inc., 7.50%, 12/1/24(1)	575,000	575,359
Bombardier, Inc., 7.50%, 3/15/25(1)	427,000	420,595
Bombardier, Inc., 7.875%, 4/15/27(1)	1,025,000	1,006,775
BWX Technologies, Inc., 4.125%, 4/15/29(1)(2)	450,000	456,750
F-Brasile SpA / F-Brasile US LLC, 7.375%, 8/15/26(1)	400,000	402,880
Howmet Aerospace, Inc., 5.125%, 10/1/24	650,000	715,748
Howmet Aerospace, Inc., 5.90%, 2/1/27	695,000	789,694
Howmet Aerospace, Inc., 5.95%, 2/1/37	1,750,000	2,118,025
Rolls-Royce plc, 5.75%, 10/15/27(1)	600,000	639,180
Spirit AeroSystems, Inc., 5.50%, 1/15/25(1)	325,000	344,094
Spirit AeroSystems, Inc., 7.50%, 4/15/25(1)	625,000	673,488
Spirit AeroSystems, Inc., 4.60%, 6/15/28	475,000	466,391
TransDigm UK Holdings plc, 6.875%, 5/15/26	400,000	422,250
TransDigm, Inc., 8.00%, 12/15/25(1)	275,000	299,750
TransDigm, Inc., 6.25%, 3/15/26(1)	1,725,000	1,831,010
TransDigm, Inc., 6.375%, 6/15/26	900,000	932,062
TransDigm, Inc., 7.50%, 3/15/27	1,350,000	1,440,031
TransDigm, Inc., 5.50%, 11/15/27	4,950,000	5,131,318
TransDigm, Inc., 4.625%, 1/15/29(1)	725,000	715,792
Triumph Group, Inc., 5.25%, 6/1/22	125,000	124,219
Triumph Group, Inc., 8.875%, 6/1/24(1)	275,000	309,946
Triumph Group, Inc., 6.25%, 9/15/24(1)	125,000	127,306
Triumph Group, Inc., 7.75%, 8/15/25	425,000	428,188
		22,856,702
Air Freight and Logistics — 0.4%
Western Global Airlines LLC, 10.375%, 8/15/25(1)	575,000	648,313
XPO Logistics, Inc., 6.125%, 9/1/23(1)	625,000	637,097
XPO Logistics, Inc., 6.75%, 8/15/24(1)	775,000	813,750
XPO Logistics, Inc., 6.25%, 5/1/25(1)	2,075,000	2,235,480
		4,334,640
Airlines — 1.2%
Air Canada, 7.75%, 4/15/21(1)	725,000	726,414
American Airlines Group, Inc., 5.00%, 6/1/22(1)	825,000	811,594
American Airlines, Inc., 11.75%, 7/15/25(1)	2,050,000	2,538,392
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	800,000	833,552
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.75%, 4/20/29(1)	925,000	985,032
Delta Air Lines, Inc., 3.40%, 4/19/21	300,000	300,000
Delta Air Lines, Inc., 3.625%, 3/15/22	525,000	530,946
Delta Air Lines, Inc., 3.80%, 4/19/23	400,000	408,817
Delta Air Lines, Inc., 7.00%, 5/1/25(1)	450,000	518,754
Delta Air Lines, Inc., 7.375%, 1/15/26	275,000	321,881
Delta Air Lines, Inc., 3.75%, 10/28/29	150,000	146,414
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.50%, 10/20/25(1)	500,000	534,015
10

	Principal Amount/Shares	Value
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.75%, 10/20/28(1)	$650,000	$707,377
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd., 5.75%, 1/20/26(1)	1,050,000	1,117,042
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27(1)	375,000	411,563
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd., 8.00%, 9/20/25(1)	550,000	622,828
United Airlines Holdings, Inc., 4.25%, 10/1/22	725,000	738,594
United Airlines Holdings, Inc., 5.00%, 2/1/24	50,000	50,844
United Airlines Pass Through Trust, Series 2020-1, Class A, 5.875%, 4/15/29	365,934	406,509
Virgin Australia Holdings Ltd., 8.125%, 11/15/24(1)(3)(4)	200,000	18,500
		12,729,068
Auto Components — 1.5%
Adient Global Holdings Ltd., 4.875%, 8/15/26(1)	1,675,000	1,733,340
Adient US LLC, 9.00%, 4/15/25(1)	725,000	805,656
Clarios Global LP, 6.75%, 5/15/25(1)	620,000	664,187
Clarios Global LP / Clarios US Finance Co., 8.50%, 5/15/27(1)	2,575,000	2,775,592
Cooper-Standard Automotive, Inc., 5.625%, 11/15/26(1)	100,000	84,750
Dealer Tire LLC / DT Issuer LLC, 8.00%, 2/1/28(1)	500,000	528,750
Goodyear Tire & Rubber Co. (The), 9.50%, 5/31/25	2,700,000	3,032,235
Goodyear Tire & Rubber Co. (The), 5.00%, 5/31/26	425,000	437,257
Patrick Industries, Inc., 7.50%, 10/15/27(1)	993,000	1,087,335
Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(1)	350,000	361,813
Tenneco, Inc., 5.375%, 12/15/24	250,000	251,361
Tenneco, Inc., 5.00%, 7/15/26	1,325,000	1,251,297
Tenneco, Inc., 7.875%, 1/15/29(1)	1,425,000	1,601,807
Tenneco, Inc., 5.125%, 4/15/29(1)	1,150,000	1,137,063
		15,752,443
Automobiles — 2.4%
Ford Motor Co., 8.50%, 4/21/23	3,150,000	3,516,187
Ford Motor Co., 9.00%, 4/22/25	2,450,000	2,970,380
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	1,400,000	1,420,580
Ford Motor Credit Co. LLC, 3.35%, 11/1/22	1,200,000	1,225,872
Ford Motor Credit Co. LLC, 4.14%, 2/15/23	575,000	595,643
Ford Motor Credit Co. LLC, 4.375%, 8/6/23	600,000	629,040
Ford Motor Credit Co. LLC, 3.37%, 11/17/23	400,000	410,500
Ford Motor Credit Co. LLC, 4.06%, 11/1/24	200,000	210,060
Ford Motor Credit Co. LLC, 4.69%, 6/9/25	400,000	425,280
Ford Motor Credit Co. LLC, 5.125%, 6/16/25	1,025,000	1,108,281
Ford Motor Credit Co. LLC, 4.13%, 8/4/25	400,000	419,120
Ford Motor Credit Co. LLC, 3.375%, 11/13/25	800,000	814,600
Ford Motor Credit Co. LLC, 4.54%, 8/1/26	600,000	635,670
Ford Motor Credit Co. LLC, 4.27%, 1/9/27	1,000,000	1,039,375
Ford Motor Credit Co. LLC, 3.82%, 11/2/27	200,000	202,625
Ford Motor Credit Co. LLC, 5.11%, 5/3/29	2,875,000	3,089,762
Ford Motor Credit Co. LLC, 4.00%, 11/13/30	700,000	695,268
Ford Motor Credit Co. LLC, VRN, 1.05%, 4/5/21	500,000	500,000
Jaguar Land Rover Automotive plc, 7.75%, 10/15/25(1)	1,200,000	1,303,014
Jaguar Land Rover Automotive plc, 5.875%, 1/15/28(1)	800,000	813,500
Tesla, Inc., 5.30%, 8/15/25(1)	2,650,000	2,752,953
Winnebago Industries, Inc., 6.25%, 7/15/28(1)	975,000	1,046,297
		25,824,007
11

	Principal Amount/Shares	Value
Banks — 0.2%
CIT Group, Inc., 5.00%, 8/15/22	$200,000	$210,788
CIT Group, Inc., 5.00%, 8/1/23	1,175,000	1,277,078
UniCredit SpA, VRN, 5.46%, 6/30/35(1)	400,000	424,588
		1,912,454
Beverages — 0.1%
Triton Water Holdings, Inc., 6.25%, 4/1/29(1)	1,125,000	1,148,203
Building Products — 0.5%
Advanced Drainage Systems, Inc., 5.00%, 9/30/27(1)	175,000	183,948
Builders FirstSource, Inc., 6.75%, 6/1/27(1)	422,000	454,705
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	650,000	682,370
Cornerstone Building Brands, Inc., 6.125%, 1/15/29(1)	575,000	613,453
CP Atlas Buyer, Inc., 7.00%, 12/1/28(1)	875,000	921,309
Griffon Corp., 5.75%, 3/1/28	1,425,000	1,517,625
Jeld-Wen, Inc., 6.25%, 5/15/25(1)	425,000	453,687
Jeld-Wen, Inc., 4.625%, 12/15/25(1)	300,000	304,844
Masonite International Corp., 5.75%, 9/15/26(1)	75,000	78,267
Masonite International Corp., 5.375%, 2/1/28(1)	125,000	132,868
Northwest Hardwoods, Inc., 7.50%, 8/1/21(1)(3)(4)	50,000	14,500
NWH Escrow Corp., 7.50%, 8/1/21(1)(3)(4)	50,000	14,500
PGT Innovations, Inc., 6.75%, 8/1/26(1)	425,000	452,625
		5,824,701
Capital Markets — 1.2%
AG Issuer LLC, 6.25%, 3/1/28(1)	1,425,000	1,494,469
Compass Group Diversified Holdings LLC, 5.25%, 4/15/29(1)	800,000	839,744
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 2/1/22	535,000	536,337
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.75%, 2/1/24	175,000	178,937
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 4.75%, 9/15/24	2,774,000	2,884,960
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.375%, 12/15/25	150,000	155,250
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 5/15/26	1,925,000	2,020,942
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.25%, 5/15/27	2,475,000	2,561,625
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 4.375%, 2/1/29(1)	700,000	684,922
MSCI, Inc., 4.00%, 11/15/29(1)	425,000	437,814
NFP Corp., 7.00%, 5/15/25(1)	175,000	188,344
NFP Corp., 6.875%, 8/15/28(1)	1,375,000	1,428,281
		13,411,625
Chemicals — 1.9%
Avient Corp., 5.75%, 5/15/25(1)	475,000	505,281
Blue Cube Spinco LLC, 10.00%, 10/15/25	125,000	132,031
Consolidated Energy Finance SA, 6.50%, 5/15/26(1)	250,000	249,375
Cornerstone Chemical Co., 6.75%, 8/15/24(1)	175,000	165,575
FXI Holdings, Inc., 7.875%, 11/1/24(1)	889,000	917,893
FXI Holdings, Inc., 12.25%, 11/15/26(1)	2,005,000	2,294,151
Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.00%, 7/1/28(1)	225,000	253,474
Innophos Holdings, Inc., 9.375%, 2/15/28(1)	575,000	621,359
Iris Holdings, Inc., 8.75% Cash or 9.50% PIK, 2/15/26(1)(5)	725,000	734,969
Methanex Corp., 5.125%, 10/15/27	350,000	358,313
12

	Principal Amount/Shares	Value
Minerals Technologies, Inc., 5.00%, 7/1/28(1)	$400,000	$413,500
Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.75%, 4/30/26(1)	125,000	128,305
OCI NV, 5.25%, 11/1/24(1)	400,000	416,750
OCI NV, 4.625%, 10/15/25(1)	400,000	414,250
Olin Corp., 9.50%, 6/1/25(1)	800,000	988,800
Olin Corp., 5.625%, 8/1/29	2,250,000	2,429,617
Olin Corp., 5.00%, 2/1/30	650,000	682,370
Scotts Miracle-Gro Co. (The), 4.00%, 4/1/31(1)	1,375,000	1,358,328
SPCM SA, 4.875%, 9/15/25(1)	1,500,000	1,541,325
TPC Group, Inc., 10.50%, 8/1/24(1)	575,000	520,663
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.375%, 9/1/25(1)	2,116,000	2,179,004
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.125%, 4/1/29(1)	1,025,000	1,058,313
Tronox Finance plc, 5.75%, 10/1/25(1)	350,000	365,096
Tronox, Inc., 4.625%, 3/15/29(1)	1,475,000	1,478,687
WR Grace & Co-Conn, 4.875%, 6/15/27(1)	625,000	647,781
		20,855,210
Commercial Services and Supplies — 1.2%
Allied Universal HoldCo LLC / Allied Universal Finance Corp., 6.625%, 7/15/26(1)	2,700,000	2,868,358
Allied Universal HoldCo LLC / Allied Universal Finance Corp., 9.75%, 7/15/27(1)	2,000,000	2,197,880
Covanta Holding Corp., 5.00%, 9/1/30	550,000	556,187
GFL Environmental, Inc., 4.00%, 8/1/28(1)	975,000	945,141
IAA, Inc., 5.50%, 6/15/27(1)	300,000	315,188
Matthews International Corp., 5.25%, 12/1/25(1)	150,000	155,609
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/1/22(1)	2,300,000	2,275,160
Modulaire Global Finance 2 plc, 10.00%, 8/15/23(1)	300,000	307,500
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	224,000	224,270
Nielsen Finance LLC / Nielsen Finance Co., 5.625%, 10/1/28(1)	1,325,000	1,395,391
Nielsen Finance LLC / Nielsen Finance Co., 5.875%, 10/1/30(1)	300,000	325,687
Prime Security Services Borrower LLC / Prime Finance, Inc., 5.25%, 4/15/24(1)	75,000	80,093
Prime Security Services Borrower LLC / Prime Finance, Inc., 3.375%, 8/31/27(1)	925,000	898,406
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.25%, 1/15/28(1)	225,000	234,540
TMS International Holding Corp., 7.25%, 8/15/25(1)	500,000	511,250
		13,290,660
Communications Equipment — 0.7%
CommScope Technologies LLC, 6.00%, 6/15/25(1)	1,019,000	1,040,807
CommScope Technologies LLC, 5.00%, 3/15/27(1)	650,000	645,128
CommScope, Inc., 5.50%, 3/1/24(1)	200,000	206,523
CommScope, Inc., 6.00%, 3/1/26(1)	1,875,000	1,978,125
CommScope, Inc., 8.25%, 3/1/27(1)	925,000	990,911
CommScope, Inc., 7.125%, 7/1/28(1)	750,000	797,550
Nokia of America Corp., 6.45%, 3/15/29	1,750,000	1,951,250
		7,610,294
Construction and Engineering — 0.6%
Brand Industrial Services, Inc., 8.50%, 7/15/25(1)	1,450,000	1,464,935
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/26(1)	1,025,000	1,052,547
13

	Principal Amount/Shares	Value
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/28(1)	$950,000	$1,068,750
Pike Corp., 5.50%, 9/1/28(1)	525,000	535,500
PowerTeam Services LLC, 9.03%, 12/4/25(1)	350,000	386,750
VM Consolidated, Inc., 5.50%, 4/15/29(1)	450,000	461,668
Weekley Homes LLC / Weekley Finance Corp., 4.875%, 9/15/28(1)	1,250,000	1,284,375
		6,254,525
Construction Materials — 0.8%
Cemex SAB de CV, 7.375%, 6/5/27(1)	600,000	680,250
Cemex SAB de CV, 5.45%, 11/19/29(1)	1,600,000	1,755,864
Cemex SAB de CV, 5.20%, 9/17/30(1)	600,000	649,953
Cemex SAB de CV, 3.875%, 7/11/31(1)	1,000,000	978,050
SRM Escrow Issuer LLC, 6.00%, 11/1/28(1)	1,325,000	1,391,084
Summit Materials LLC / Summit Materials Finance Corp., 6.50%, 3/15/27(1)	725,000	764,737
Summit Materials LLC / Summit Materials Finance Corp., 5.25%, 1/15/29(1)	1,250,000	1,306,250
US Concrete, Inc., 6.375%, 6/1/24	292,000	298,753
US Concrete, Inc., 5.125%, 3/1/29(1)	875,000	902,891
		8,727,832
Consumer Finance — 1.9%
4finance SA, 10.75%, 5/1/22(1)	200,000	175,197
Ally Financial, Inc., 3.875%, 5/21/24	175,000	189,182
Ally Financial, Inc., 5.125%, 9/30/24	300,000	338,451
Ally Financial, Inc., 8.00%, 11/1/31	550,000	766,860
FirstCash, Inc., 4.625%, 9/1/28(1)	750,000	766,406
Global Aircraft Leasing Co. Ltd., 6.50% Cash or 7.25% PIK, 9/15/24(1)(6)	3,823,470	3,671,487
Navient Corp., 6.625%, 7/26/21	275,000	280,294
Navient Corp., 6.50%, 6/15/22	350,000	367,979
Navient Corp., 5.50%, 1/25/23	400,000	416,250
Navient Corp., 7.25%, 9/25/23	275,000	298,157
Navient Corp., 5.875%, 10/25/24	1,875,000	1,973,644
Navient Corp., 6.75%, 6/25/25	2,125,000	2,309,875
Navient Corp., 6.75%, 6/15/26	675,000	732,966
Navient Corp., 5.00%, 3/15/27	100,000	100,388
Navient Corp., MTN, 7.25%, 1/25/22	1,525,000	1,583,141
Navient Corp., MTN, 6.125%, 3/25/24	625,000	663,666
OneMain Finance Corp., 6.125%, 5/15/22	225,000	236,250
OneMain Finance Corp., 8.25%, 10/1/23	325,000	366,810
OneMain Finance Corp., 6.875%, 3/15/25	1,523,000	1,735,154
OneMain Finance Corp., 8.875%, 6/1/25	350,000	388,377
OneMain Finance Corp., 7.125%, 3/15/26	1,025,000	1,183,470
OneMain Finance Corp., 6.625%, 1/15/28	525,000	595,875
OneMain Finance Corp., 5.375%, 11/15/29	400,000	426,500
VistaJet Malta Finance plc / XO Management Holding, Inc., 10.50%, 6/1/24(1)	875,000	955,937
		20,522,316
Containers and Packaging — 1.3%
ARD Finance SA, 6.50% Cash or 7.25% PIK, 6/30/27(1)(5)	2,000,000	2,102,500
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 5.25%, 8/15/27(1)	1,425,000	1,455,039
Cascades, Inc. / Cascades USA, Inc., 5.125%, 1/15/26(1)	100,000	106,438
14

	Principal Amount/Shares	Value
Cascades, Inc. / Cascades USA, Inc., 5.375%, 1/15/28(1)	$750,000	$788,906
Flex Acquisition Co., Inc., 6.875%, 1/15/25(1)	650,000	661,505
Flex Acquisition Co., Inc., 7.875%, 7/15/26(1)	150,000	157,687
Greif, Inc., 6.50%, 3/1/27(1)	475,000	501,422
Intelligent Packaging Holdco Issuer LP, 9.00% Cash or 9.75% PIK, 1/15/26(1)(5)	425,000	434,775
Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 9/15/28(1)	725,000	749,922
Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24(1)	75,000	76,125
Mauser Packaging Solutions Holding Co., 7.25%, 4/15/25(1)	3,450,000	3,454,312
OI European Group BV, 4.00%, 3/15/23(1)	200,000	205,625
Owens-Brockway Glass Container, Inc., 6.375%, 8/15/25(1)	350,000	387,844
Owens-Brockway Glass Container, Inc., 6.625%, 5/13/27(1)	200,000	217,800
Plastipak Holdings, Inc., 6.25%, 10/15/25(1)	75,000	77,297
Sealed Air Corp., 4.00%, 12/1/27(1)	400,000	410,500
Trident TPI Holdings, Inc., 9.25%, 8/1/24(1)	300,000	320,250
Trident TPI Holdings, Inc., 6.625%, 11/1/25(1)	350,000	357,401
Trivium Packaging Finance BV, 5.50%, 8/15/26(1)	1,200,000	1,260,750
		13,726,098
Distributors — 0.4%
KAR Auction Services, Inc., 5.125%, 6/1/25(1)	1,125,000	1,146,713
Performance Food Group, Inc., 5.50%, 6/1/24(1)	2,000,000	2,011,250
Performance Food Group, Inc., 5.50%, 10/15/27(1)	375,000	392,846
Univar Solutions USA, Inc., 5.125%, 12/1/27(1)	700,000	729,617
		4,280,426
Diversified Consumer Services — 0.3%
Adtalem Global Education, Inc., 5.50%, 3/1/28(1)	1,800,000	1,781,658
GEMS MENASA Cayman Ltd. / GEMS Education Delaware LLC, 7.125%, 7/31/26(1)	200,000	209,079
Graham Holdings Co., 5.75%, 6/1/26(1)	600,000	629,196
Sotheby's, 7.375%, 10/15/27(1)	400,000	433,220
		3,053,153
Diversified Financial Services — 0.6%
Burford Capital Global Finance LLC, 6.25%, 4/15/28(1)(2)	400,000	410,500
Cardtronics, Inc. / Cardtronics USA, Inc., 5.50%, 5/1/25(1)	125,000	128,750
CPI CG, Inc., 8.625%, 3/15/26(1)	200,000	210,000
Fairstone Financial, Inc., 7.875%, 7/15/24(1)	350,000	368,557
MPH Acquisition Holdings LLC, 5.75%, 11/1/28(1)	2,400,000	2,343,000
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc., 6.375%, 12/15/22(1)	775,000	789,194
Sabre GLBL, Inc., 9.25%, 4/15/25(1)	600,000	716,250
Sabre GLBL, Inc., 7.375%, 9/1/25(1)	600,000	655,680
Verscend Escrow Corp., 9.75%, 8/15/26(1)	575,000	617,605
		6,239,536
Diversified Telecommunication Services — 4.0%
Altice France Holding SA, 10.50%, 5/15/27(1)	2,300,000	2,591,168
Altice France Holding SA, 6.00%, 2/15/28(1)	2,325,000	2,295,112
Altice France SA, 7.375%, 5/1/26(1)	800,000	833,080
Altice France SA, 8.125%, 2/1/27(1)	2,050,000	2,249,352
Altice France SA, 5.50%, 1/15/28(1)	1,675,000	1,718,533
Altice France SA, 5.125%, 1/15/29(1)	1,175,000	1,191,891
Cablevision Lightpath LLC, 3.875%, 9/15/27(1)	400,000	396,500
15

	Principal Amount/Shares	Value
Cablevision Lightpath LLC, 5.625%, 9/15/28(1)	$400,000	$406,630
Connect Finco SARL / Connect US Finco LLC, 6.75%, 10/1/26(1)	1,850,000	1,972,636
Consolidated Communications, Inc., 5.00%, 10/1/28(1)	400,000	404,120
Consolidated Communications, Inc., 6.50%, 10/1/28(1)	450,000	486,734
Embarq Corp., 8.00%, 6/1/36	2,275,000	2,624,121
Frontier Communications Corp., 10.50%, 9/15/22(3)(4)	5,025,000	3,448,406
Frontier Communications Corp., 5.875%, 10/15/27(1)	200,000	212,375
Frontier Communications Corp., 5.00%, 5/1/28(1)	525,000	535,634
Frontier Communications Corp., 6.75%, 5/1/29(1)	825,000	871,674
Hughes Satellite Systems Corp., 6.625%, 8/1/26	650,000	721,890
Intelsat Jackson Holdings SA, 8.50%, 10/15/24(1)(3)(4)	1,500,000	944,063
Intelsat Jackson Holdings SA, 9.75%, 7/15/25(1)(3)(4)	325,000	201,208
Intelsat Luxembourg SA, 7.75%, 6/1/21(3)(4)	75,000	3,375
Intelsat Luxembourg SA, 8.125%, 6/1/23(3)(4)	550,000	24,750
Level 3 Financing, Inc., 5.375%, 5/1/25	200,000	204,575
Level 3 Financing, Inc., 4.625%, 9/15/27(1)	525,000	541,257
Level 3 Financing, Inc., 4.25%, 7/1/28(1)	1,975,000	1,999,312
Level 3 Financing, Inc., 3.75%, 7/15/29(1)	525,000	514,448
Lumen Technologies, Inc., 6.45%, 6/15/21	300,000	302,475
Lumen Technologies, Inc., 5.80%, 3/15/22	325,000	336,814
Lumen Technologies, Inc., 6.75%, 12/1/23	1,225,000	1,354,525
Lumen Technologies, Inc., 7.50%, 4/1/24	175,000	196,367
Lumen Technologies, Inc., 5.125%, 12/15/26(1)	1,150,000	1,212,825
Lumen Technologies, Inc., 4.50%, 1/15/29(1)	1,700,000	1,661,198
Sprint Capital Corp., 8.75%, 3/15/32	2,625,000	3,884,344
Switch Ltd., 3.75%, 9/15/28(1)	950,000	937,265
Telecom Italia Capital SA, 6.375%, 11/15/33	375,000	442,266
Telecom Italia Capital SA, 6.00%, 9/30/34	1,815,000	2,063,020
Telecom Italia Capital SA, 7.20%, 7/18/36	100,000	126,453
Telecom Italia SpA, 5.30%, 5/30/24(1)	200,000	216,920
Telesat Canada / Telesat LLC, 4.875%, 6/1/27(1)	500,000	501,250
Telesat Canada / Telesat LLC, 6.50%, 10/15/27(1)	450,000	451,404
Windstream Escrow LLC / Windstream Escrow Finance Corp., 7.75%, 8/15/28(1)	550,000	561,165
Zayo Group Holdings, Inc., 4.00%, 3/1/27(1)	1,075,000	1,057,590
Zayo Group Holdings, Inc., 6.125%, 3/1/28(1)	425,000	436,887
		43,135,612
Electric Utilities — 0.9%
Drax Finco plc, 6.625%, 11/1/25(1)	600,000	621,375
FirstEnergy Corp., 5.35%, 7/15/47	1,650,000	1,855,882
NextEra Energy Operating Partners LP, 4.25%, 9/15/24(1)	7,000	7,394
NextEra Energy Operating Partners LP, 3.875%, 10/15/26(1)	1,050,000	1,103,156
NRG Energy, Inc., 7.25%, 5/15/26	625,000	650,938
NRG Energy, Inc., 6.625%, 1/15/27	1,175,000	1,223,715
NRG Energy, Inc., 3.375%, 2/15/29(1)	225,000	220,078
NRG Energy, Inc., 3.625%, 2/15/31(1)	435,000	424,941
PG&E Corp., 5.00%, 7/1/28	650,000	687,570
Talen Energy Supply LLC, 6.50%, 6/1/25	100,000	80,500
Talen Energy Supply LLC, 10.50%, 1/15/26(1)	675,000	605,391
Talen Energy Supply LLC, 7.25%, 5/15/27(1)	75,000	76,804
Talen Energy Supply LLC, 6.625%, 1/15/28(1)	175,000	175,328
Vistra Operations Co. LLC, 5.50%, 9/1/26(1)	1,025,000	1,063,437
16

	Principal Amount/Shares	Value
Vistra Operations Co. LLC, 5.00%, 7/31/27(1)	$650,000	$670,163
		9,466,672
Electrical Equipment — 0.2%
WESCO Distribution, Inc., 7.125%, 6/15/25(1)	975,000	1,067,454
WESCO Distribution, Inc., 7.25%, 6/15/28(1)	700,000	782,460
		1,849,914
Electronic Equipment, Instruments and Components — 0.3%
Brightstar Escrow Corp., 9.75%, 10/15/25(1)	525,000	570,938
Sensata Technologies BV, 4.00%, 4/15/29(1)	1,400,000	1,427,867
Sensata Technologies, Inc., 3.75%, 2/15/31(1)	300,000	296,157
TTM Technologies, Inc., 4.00%, 3/1/29(1)	975,000	964,031
		3,258,993
Energy Equipment and Services — 1.6%
Archrock Partners LP / Archrock Partners Finance Corp., 6.875%, 4/1/27(1)	350,000	365,750
Archrock Partners LP / Archrock Partners Finance Corp., 6.25%, 4/1/28(1)	1,000,000	1,017,675
Basic Energy Services, Inc., 10.75%, 10/15/23(1)	75,000	15,375
Bristow Group, Inc., 6.875%, 3/1/28(1)	1,500,000	1,497,953
ChampionX Corp., 6.375%, 5/1/26	550,000	578,083
Diamond Offshore Drilling, Inc., 3.45%, 11/1/23(3)(4)	175,000	30,734
Diamond Offshore Drilling, Inc., 7.875%, 8/15/25(3)(4)	750,000	131,250
Diamond Offshore Drilling, Inc., 5.70%, 10/15/39(3)(4)	200,000	34,750
Diamond Offshore Drilling, Inc., 4.875%, 11/1/43(3)(4)	125,000	21,875
Ensign Drilling, Inc., 9.25%, 4/15/24(1)	1,500,000	1,219,688
Exterran Energy Solutions LP / EES Finance Corp., 8.125%, 5/1/25	1,425,000	1,316,194
Global Marine, Inc., 7.00%, 6/1/28	25,000	13,250
Nabors Industries Ltd., 7.25%, 1/15/26(1)	450,000	374,344
Nabors Industries Ltd., 7.50%, 1/15/28(1)	775,000	638,891
Nabors Industries, Inc., 5.75%, 2/1/25	1,925,000	1,432,344
Nine Energy Service, Inc., 8.75%, 11/1/23(1)	125,000	37,734
Noble Finance Co., 11.00% Cash or 6.50% Cash and 6.50% PIK or 15.00% PIK, 2/15/28(1)(5)	11,029	11,636
Noble Finance Co., 11.00% Cash or 6.50% Cash and 6.50% PIK or 15.00% PIK, 2/15/28(5)	79,663	84,044
Precision Drilling Corp., 7.75%, 12/15/23	50,000	50,281
Precision Drilling Corp., 5.25%, 11/15/24	425,000	393,922
Precision Drilling Corp., 7.125%, 1/15/26(1)	525,000	510,738
Shelf Drilling Holdings Ltd., 8.875%, 11/15/24(1)	725,000	726,813
Shelf Drilling Holdings Ltd., 8.25%, 2/15/25(1)	800,000	585,500
TechnipFMC plc, 6.50%, 2/1/26(1)	1,525,000	1,596,747
Transocean Guardian Ltd., 5.875%, 1/15/24(1)	1,033,125	905,921
Transocean Poseidon Ltd., 6.875%, 2/1/27(1)	325,000	301,010
Transocean Sentry Ltd., 5.375%, 5/15/23(1)	264,182	247,670
Transocean, Inc., 11.50%, 1/30/27(1)	1,308,000	1,123,860
Transocean, Inc., 8.00%, 2/1/27(1)	1,175,000	696,922
Transocean, Inc., 9.35%, 12/15/41	150,000	73,032
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 4/1/26	650,000	667,875
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 9/1/27	275,000	283,715
		16,985,576
17

	Principal Amount/Shares	Value
Entertainment — 1.2%
Allen Media LLC / Allen Media Co-Issuer, Inc., 10.50%, 2/15/28(1)	$675,000	$713,708
AMC Entertainment Holdings, Inc., 10.50%, 4/24/26(1)	113,000	120,063
AMC Entertainment Holdings, Inc., 10.00% Cash or 12.00% PIK or 5.00% Cash plus 6.00% PIK, 6/15/26(1)(6)	1,904,565	1,551,982
Cinemark USA, Inc., 4.875%, 6/1/23	2,075,000	2,066,337
Cinemark USA, Inc., 5.875%, 3/15/26(1)	950,000	975,118
Lions Gate Capital Holdings LLC, 6.375%, 2/1/24(1)	1,177,000	1,214,523
Lions Gate Capital Holdings LLC, 5.875%, 11/1/24(1)	1,075,000	1,106,583
Live Nation Entertainment, Inc., 5.625%, 3/15/26(1)	500,000	520,050
Live Nation Entertainment, Inc., 3.75%, 1/15/28(1)	700,000	691,688
Netflix, Inc., 5.875%, 11/15/28	425,000	514,598
Netflix, Inc., 6.375%, 5/15/29	1,125,000	1,396,406
Netflix, Inc., 5.375%, 11/15/29(1)	100,000	118,380
Playtika Holding Corp., 4.25%, 3/15/29(1)	1,100,000	1,085,782
WMG Acquisition Corp., 3.875%, 7/15/30(1)	800,000	809,000
		12,884,218
Equity Real Estate Investment Trusts (REITs) — 2.4%
Diversified Healthcare Trust, 9.75%, 6/15/25	1,250,000	1,416,562
Diversified Healthcare Trust, 4.375%, 3/1/31	1,350,000	1,319,395
ESH Hospitality, Inc., 5.25%, 5/1/25(1)	350,000	357,516
ESH Hospitality, Inc., 4.625%, 10/1/27(1)	925,000	979,473
FelCor Lodging LP, 6.00%, 6/1/25	1,700,000	1,749,759
GEO Group, Inc. (The), 6.00%, 4/15/26	50,000	36,000
HAT Holdings I LLC / HAT Holdings II LLC, 5.25%, 7/15/24(1)	375,000	387,930
HAT Holdings I LLC / HAT Holdings II LLC, 3.75%, 9/15/30(1)	200,000	193,250
Iron Mountain, Inc., 5.00%, 7/15/28(1)	350,000	358,316
Iron Mountain, Inc., 4.875%, 9/15/29(1)	175,000	177,354
Iron Mountain, Inc., 5.25%, 7/15/30(1)	1,225,000	1,265,486
Iron Mountain, Inc., 4.50%, 2/15/31(1)	1,425,000	1,410,536
Iron Mountain, Inc., 5.625%, 7/15/32(1)	100,000	104,637
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.625%, 6/15/25(1)	1,705,000	1,799,968
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 7.50%, 6/1/25(1)	900,000	985,347
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 5.875%, 10/1/28(1)	275,000	292,084
RHP Hotel Properties LP / RHP Finance Corp., 4.50%, 2/15/29(1)	550,000	553,559
Service Properties Trust, 5.00%, 8/15/22	1,540,000	1,566,842
Service Properties Trust, 4.35%, 10/1/24	1,450,000	1,443,311
Service Properties Trust, 7.50%, 9/15/25	600,000	682,350
Service Properties Trust, 5.25%, 2/15/26	600,000	609,000
Service Properties Trust, 4.95%, 2/15/27	575,000	569,969
Service Properties Trust, 5.50%, 12/15/27	525,000	555,762
Service Properties Trust, 3.95%, 1/15/28	100,000	92,438
Service Properties Trust, 4.95%, 10/1/29	325,000	310,172
Service Properties Trust, 4.375%, 2/15/30	75,000	69,043
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.125%, 12/15/24(1)	1,050,000	1,082,156
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.875%, 2/15/25(1)	950,000	1,028,176
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.00%, 4/15/23(1)	1,100,000	1,119,938
18

	Principal Amount/Shares	Value
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.50%, 2/15/29(1)	$1,250,000	$1,235,938
VICI Properties LP / VICI Note Co., Inc., 4.25%, 12/1/26(1)	1,040,000	1,065,646
VICI Properties LP / VICI Note Co., Inc., 3.75%, 2/15/27(1)	225,000	225,387
VICI Properties LP / VICI Note Co., Inc., 4.125%, 8/15/30(1)	225,000	227,239
XHR LP, 6.375%, 8/15/25(1)	550,000	581,969
		25,852,508
Food and Staples Retailing — 0.5%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 2/15/23(1)	425,000	433,925
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 5.75%, 3/15/25	108,000	111,925
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.625%, 1/15/27(1)	800,000	830,000
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 5.875%, 2/15/28(1)	125,000	133,493
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 3/15/29(1)	675,000	643,201
Rite Aid Corp., 6.125%, 4/1/23(1)	450,000	443,812
Rite Aid Corp., 7.50%, 7/1/25(1)	491,000	510,898
Rite Aid Corp., 8.00%, 11/15/26(1)	587,000	617,084
SEG Holding LLC / SEG Finance Corp., 5.625%, 10/15/28(1)	1,300,000	1,363,375
United Natural Foods, Inc., 6.75%, 10/15/28(1)	275,000	294,250
		5,381,963
Food Products — 1.7%
C&S Group Enterprises LLC, 5.00%, 12/15/28(1)	450,000	438,750
Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc., 8.50%, 12/15/22(1)	1,575,000	1,624,219
Darling Ingredients, Inc., 5.25%, 4/15/27(1)	125,000	131,641
Herbalife Nutrition Ltd. / HLF Financing, Inc., 7.875%, 9/1/25(1)	850,000	925,438
HLF Financing Sarl LLC / Herbalife International, Inc., 7.25%, 8/15/26(1)	150,000	157,360
JBS Investments II GmbH, 7.00%, 1/15/26(1)	200,000	213,360
JBS Investments II GmbH, 5.75%, 1/15/28(1)	200,000	211,282
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 6.50%, 4/15/29(1)	1,500,000	1,697,325
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.50%, 1/15/30(1)	975,000	1,081,031
Kraft Heinz Foods Co., 5.00%, 7/15/35	800,000	922,173
Kraft Heinz Foods Co., 6.875%, 1/26/39	300,000	414,222
Kraft Heinz Foods Co., 6.50%, 2/9/40	325,000	425,430
Kraft Heinz Foods Co., 5.00%, 6/4/42	450,000	507,115
Kraft Heinz Foods Co., 5.20%, 7/15/45	1,025,000	1,188,023
Kraft Heinz Foods Co., 4.375%, 6/1/46	92,000	96,394
Kraft Heinz Foods Co., 4.875%, 10/1/49	1,000,000	1,124,298
Pilgrim's Pride Corp., 5.75%, 3/15/25(1)	825,000	843,026
Pilgrim's Pride Corp., 5.875%, 9/30/27(1)	277,000	297,207
Post Holdings, Inc., 5.75%, 3/1/27(1)	1,425,000	1,501,430
Post Holdings, Inc., 5.625%, 1/15/28(1)	900,000	948,695
Post Holdings, Inc., 4.50%, 9/15/31(1)	500,000	495,125
Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed, Inc., 4.625%, 3/1/29(1)	1,275,000	1,287,775
US Foods, Inc., 6.25%, 4/15/25(1)	225,000	241,500
19

	Principal Amount/Shares	Value
US Foods, Inc., 4.75%, 2/15/29(1)	$1,250,000	$1,251,562
		18,024,381
Gas Utilities — 0.1%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.50%, 5/20/25	625,000	681,250
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27	100,000	109,291
		790,541
Health Care Equipment and Supplies — 0.1%
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 7.375%, 6/1/25(1)	270,000	290,783
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 7.25%, 2/1/28(1)	705,000	773,762
		1,064,545
Health Care Providers and Services — 3.7%
Acadia Healthcare Co., Inc., 5.50%, 7/1/28(1)	475,000	500,947
Acadia Healthcare Co., Inc., 5.00%, 4/15/29(1)	500,000	520,110
Air Methods Corp., 8.00%, 5/15/25(1)	1,150,000	1,083,875
Centene Corp., 5.375%, 6/1/26(1)	700,000	732,865
Centene Corp., 4.25%, 12/15/27	1,500,000	1,579,689
Centene Corp., 4.625%, 12/15/29	253,000	274,151
Centene Corp., 3.00%, 10/15/30	900,000	899,631
CHS / Community Health Systems, Inc., 8.125%, 6/30/24(1)	1,996,000	2,098,894
CHS / Community Health Systems, Inc., 6.625%, 2/15/25(1)	1,325,000	1,401,194
CHS / Community Health Systems, Inc., 8.00%, 3/15/26(1)	1,600,000	1,731,680
CHS / Community Health Systems, Inc., 5.625%, 3/15/27(1)	800,000	839,000
CHS / Community Health Systems, Inc., 8.00%, 12/15/27(1)	1,350,000	1,482,347
CHS / Community Health Systems, Inc., 6.875%, 4/1/28(1)	479,000	437,492
CHS / Community Health Systems, Inc., 6.00%, 1/15/29(1)	600,000	635,250
CHS/Community Health Systems, Inc., 6.875%, 4/15/29(1)	1,325,000	1,388,759
CHS/Community Health Systems, Inc., 4.75%, 2/15/31(1)	1,475,000	1,442,771
DaVita, Inc., 4.625%, 6/1/30(1)	3,075,000	3,136,838
DaVita, Inc., 3.75%, 2/15/31(1)	825,000	788,374
Encompass Health Corp., 4.75%, 2/1/30	665,000	685,210
Envision Healthcare Corp., 8.75%, 10/15/26(1)	700,000	520,492
HCA, Inc., 5.375%, 2/1/25	875,000	977,375
HCA, Inc., 7.69%, 6/15/25	250,000	302,299
HCA, Inc., 5.375%, 9/1/26	25,000	28,234
HCA, Inc., 3.50%, 9/1/30	450,000	454,329
HCA, Inc., MTN, 7.58%, 9/15/25	1,250,000	1,493,750
IQVIA, Inc., 5.00%, 5/15/27(1)	675,000	713,988
Legacy LifePoint Health LLC, 6.75%, 4/15/25(1)	500,000	532,500
Legacy LifePoint Health LLC, 4.375%, 2/15/27(1)	125,000	122,813
LifePoint Health, Inc., 5.375%, 1/15/29(1)	600,000	591,750
Molina Healthcare, Inc., 3.875%, 11/15/30(1)	575,000	592,969
Owens & Minor, Inc., 4.50%, 3/31/29(1)	800,000	805,000
Prime Healthcare Services, Inc., 7.25%, 11/1/25(1)	600,000	641,250
RP Escrow Issuer LLC, 5.25%, 12/15/25(1)	525,000	544,688
Select Medical Corp., 6.25%, 8/15/26(1)	750,000	798,225
Tenet Healthcare Corp., 6.75%, 6/15/23	725,000	786,553
Tenet Healthcare Corp., 4.625%, 7/15/24	425,000	434,218
Tenet Healthcare Corp., 4.625%, 9/1/24(1)	400,000	411,876
Tenet Healthcare Corp., 7.50%, 4/1/25(1)	625,000	675,678
Tenet Healthcare Corp., 4.875%, 1/1/26(1)	750,000	780,750
20

	Principal Amount/Shares	Value
Tenet Healthcare Corp., 6.25%, 2/1/27(1)	$225,000	$237,884
Tenet Healthcare Corp., 5.125%, 11/1/27(1)	225,000	235,845
Tenet Healthcare Corp., 4.625%, 6/15/28(1)	400,000	410,492
Tenet Healthcare Corp., 6.125%, 10/1/28(1)	4,300,000	4,493,500
Tenet Healthcare Corp., 6.875%, 11/15/31	275,000	306,677
US Acute Care Solutions LLC, 6.375%, 3/1/26(1)	200,000	207,750
		39,759,962
Hotels, Restaurants and Leisure — 11.3%
1011778 BC ULC / New Red Finance, Inc., 4.25%, 5/15/24(1)	65,000	65,827
1011778 BC ULC / New Red Finance, Inc., 4.375%, 1/15/28(1)	775,000	779,968
1011778 BC ULC / New Red Finance, Inc., 4.00%, 10/15/30(1)	2,700,000	2,608,875
Affinity Gaming, 6.875%, 12/15/27(1)	750,000	791,719
Aramark Services, Inc., 5.00%, 4/1/25(1)	100,000	102,525
Aramark Services, Inc., 6.375%, 5/1/25(1)	875,000	928,594
Arrow Bidco LLC, 9.50%, 3/15/24(1)	75,000	74,523
Boyd Gaming Corp., 8.625%, 6/1/25(1)	345,000	384,071
Boyd Gaming Corp., 6.375%, 4/1/26	2,225,000	2,300,405
Boyd Gaming Corp., 6.00%, 8/15/26	2,075,000	2,165,627
Boyne USA, Inc., 7.25%, 5/1/25(1)	575,000	599,509
Caesars Entertainment, Inc., 6.25%, 7/1/25(1)	925,000	987,225
Caesars Entertainment, Inc., 8.125%, 7/1/27(1)	5,625,000	6,210,281
Caesars Resort Collection LLC / CRC Finco, Inc., 5.75%, 7/1/25(1)	900,000	950,895
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(1)	1,635,000	1,643,175
Carlson Travel, Inc., 9.50% Cash plus 2.00% PIK, 12/15/26(1)	505,179	386,462
Carnival Corp., 11.50%, 4/1/23(1)	2,050,000	2,352,795
Carnival Corp., 10.50%, 2/1/26(1)	1,175,000	1,383,563
Carnival Corp., 7.625%, 3/1/26(1)	1,575,000	1,693,991
Carnival Corp., 5.75%, 3/1/27(1)	11,375,000	11,687,812
Carnival Corp., 9.875%, 8/1/27(1)	1,850,000	2,180,484
Carnival Corp., 6.65%, 1/15/28	600,000	641,625
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 6/1/24	400,000	404,500
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.50%, 5/1/25(1)	350,000	368,827
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 6.50%, 10/1/28(1)	1,200,000	1,292,250
Churchill Downs, Inc., 5.50%, 4/1/27(1)	1,200,000	1,257,018
Churchill Downs, Inc., 4.75%, 1/15/28(1)	100,000	103,655
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 2/15/23(1)	775,000	804,950
Full House Resorts, Inc., 8.25%, 2/15/28(1)	775,000	827,545
Gateway Casinos & Entertainment Ltd., 8.25%, 3/1/24(1)	1,180,000	1,126,900
Golden Entertainment, Inc., 7.625%, 4/15/26(1)	2,400,000	2,560,116
Golden Nugget, Inc., 6.75%, 10/15/24(1)	4,050,000	4,100,301
Golden Nugget, Inc., 8.75%, 10/1/25(1)	2,700,000	2,858,625
Hilton Domestic Operating Co., Inc., 5.375%, 5/1/25(1)	350,000	369,250
Hilton Domestic Operating Co., Inc., 5.75%, 5/1/28(1)	550,000	592,980
Hilton Domestic Operating Co., Inc., 3.75%, 5/1/29(1)	350,000	347,156
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/32(1)	1,250,000	1,214,813
Inn of the Mountain Gods Resort & Casino, 9.25% Cash or 9.25% PIK, 11/30/23(5)	140,501	139,096
International Game Technology plc, 4.125%, 4/15/26(1)	700,000	721,056
21

	Principal Amount/Shares	Value
IRB Holding Corp., 7.00%, 6/15/25(1)	$425,000	$458,246
IRB Holding Corp., 6.75%, 2/15/26(1)	575,000	595,844
Jacobs Entertainment, Inc., 7.875%, 2/1/24(1)	780,000	814,043
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 4.75%, 6/1/27(1)	650,000	683,313
Life Time, Inc., 5.75%, 1/15/26(1)	1,450,000	1,493,572
Life Time, Inc., 8.00%, 4/15/26(1)	4,750,000	4,904,375
Marriott Ownership Resorts, Inc., 6.125%, 9/15/25(1)	225,000	239,541
Marriott Ownership Resorts, Inc., 4.75%, 1/15/28	125,000	126,695
Melco Resorts Finance Ltd., 5.25%, 4/26/26(1)	1,925,000	2,008,853
Melco Resorts Finance Ltd., 5.375%, 12/4/29(1)	400,000	425,916
Merlin Entertainments Ltd., 5.75%, 6/15/26(1)	800,000	848,848
MGM China Holdings Ltd., 5.375%, 5/15/24(1)	600,000	620,313
MGM China Holdings Ltd., 4.75%, 2/1/27(1)	225,000	228,656
MGM Resorts International, 7.75%, 3/15/22	750,000	791,456
MGM Resorts International, 6.00%, 3/15/23	1,500,000	1,608,750
MGM Resorts International, 6.75%, 5/1/25	400,000	431,600
MGM Resorts International, 5.50%, 4/15/27	931,000	1,002,133
Mohegan Gaming & Entertainment, 7.875%, 10/15/24(1)	1,725,000	1,803,703
Mohegan Gaming & Entertainment, 8.00%, 2/1/26(1)	1,750,000	1,765,312
Motion Bondco DAC, 6.625%, 11/15/27(1)	875,000	899,063
Nathan's Famous, Inc., 6.625%, 11/1/25(1)	200,000	206,000
NCL Corp. Ltd., 12.25%, 5/15/24(1)	850,000	1,030,736
NCL Corp. Ltd., 3.625%, 12/15/24(1)	350,000	330,969
NCL Corp. Ltd., 10.25%, 2/1/26(1)	550,000	646,690
NCL Corp. Ltd., 5.875%, 3/15/26(1)	2,650,000	2,680,475
NCL Finance Ltd., 6.125%, 3/15/28(1)	725,000	739,953
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	925,000	954,017
Royal Caribbean Cruises Ltd., 9.125%, 6/15/23(1)	850,000	937,703
Royal Caribbean Cruises Ltd., 11.50%, 6/1/25(1)	975,000	1,138,313
Royal Caribbean Cruises Ltd., 7.50%, 10/15/27	350,000	395,281
Royal Caribbean Cruises Ltd., 3.70%, 3/15/28	1,070,000	988,204
Royal Caribbean Cruises Ltd., 5.50%, 4/1/28(1)	2,700,000	2,716,875
Scientific Games International, Inc., 8.25%, 3/15/26(1)	600,000	644,523
Scientific Games International, Inc., 7.00%, 5/15/28(1)	2,825,000	3,023,597
Scientific Games International, Inc., 7.25%, 11/15/29(1)	700,000	760,683
SeaWorld Parks & Entertainment, Inc., 9.50%, 8/1/25(1)	3,200,000	3,483,840
Sizzling Platter LLC / Sizzling Platter Finance Corp., 8.50%, 11/28/25(1)	1,600,000	1,592,000
Studio City Finance Ltd., 6.00%, 7/15/25(1)	600,000	635,040
Studio City Finance Ltd., 6.50%, 1/15/28(1)	600,000	643,500
Studio City Finance Ltd., 5.00%, 1/15/29(1)	1,400,000	1,406,930
Travel + Leisure Co., 6.625%, 7/31/26(1)	1,125,000	1,278,675
Travel + Leisure Co., 4.625%, 3/1/30(1)	225,000	233,613
Viking Cruises Ltd., 6.25%, 5/15/25(1)	325,000	323,003
Viking Cruises Ltd., 13.00%, 5/15/25(1)	750,000	883,125
Viking Cruises Ltd., 5.875%, 9/15/27(1)	1,950,000	1,909,781
Viking Cruises Ltd., 7.00%, 2/15/29(1)	525,000	541,905
Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/29(1)	450,000	455,760
VOC Escrow Ltd., 5.00%, 2/15/28(1)	825,000	816,903
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(1)	2,375,000	2,512,156
22

	Principal Amount/Shares	Value
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)	$2,400,000	$2,516,112
Wynn Macau Ltd., 4.875%, 10/1/24(1)	200,000	203,275
Wynn Macau Ltd., 5.50%, 1/15/26(1)	825,000	862,125
Wynn Macau Ltd., 5.50%, 10/1/27(1)	425,000	444,656
Wynn Macau Ltd., 5.625%, 8/26/28(1)	900,000	942,458
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 7.75%, 4/15/25(1)	675,000	732,578
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 5.125%, 10/1/29(1)	125,000	128,094
		121,498,769
Household Durables — 2.0%
Adams Homes, Inc., 7.50%, 2/15/25(1)	450,000	472,781
Ashton Woods USA LLC / Ashton Woods Finance Co., 6.75%, 8/1/25(1)	650,000	673,494
Ashton Woods USA LLC / Ashton Woods Finance Co., 6.625%, 1/15/28(1)	500,000	533,750
Beazer Homes USA, Inc., 6.75%, 3/15/25	477,000	493,049
Beazer Homes USA, Inc., 5.875%, 10/15/27	400,000	414,750
Beazer Homes USA, Inc., 7.25%, 10/15/29	350,000	382,375
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.375%, 5/15/25(1)	100,000	102,739
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 4.875%, 2/15/30(1)	450,000	450,702
Century Communities, Inc., 5.875%, 7/15/25	925,000	960,747
Century Communities, Inc., 6.75%, 6/1/27	750,000	799,384
Empire Communities Corp., 7.00%, 12/15/25(1)	600,000	633,750
Installed Building Products, Inc., 5.75%, 2/1/28(1)	300,000	314,568
K Hovnanian Enterprises, Inc., 13.50%, 2/1/26(1)	26,000	21,450
K Hovnanian Enterprises, Inc., 5.00%, 2/1/40(1)	26,000	14,950
KB Home, 7.00%, 12/15/21	125,000	128,203
KB Home, 7.625%, 5/15/23	50,000	54,313
KB Home, 6.875%, 6/15/27	1,025,000	1,203,237
Mattamy Group Corp., 4.625%, 3/1/30(1)	525,000	522,375
Meritage Homes Corp., 7.00%, 4/1/22	275,000	288,062
Meritage Homes Corp., 6.00%, 6/1/25	1,125,000	1,264,922
Meritage Homes Corp., 3.875%, 4/15/29(1)(2)	600,000	603,938
Newell Brands, Inc., 4.70%, 4/1/26	3,025,000	3,342,080
Newell Brands, Inc., 5.875%, 4/1/36	1,125,000	1,383,750
Newell Brands, Inc., 6.00%, 4/1/46	225,000	279,945
Picasso Finance Sub, Inc., 6.125%, 6/15/25(1)	360,000	383,022
Shea Homes LP / Shea Homes Funding Corp., 4.75%, 2/15/28(1)	725,000	739,417
Shea Homes LP / Shea Homes Funding Corp., 4.75%, 4/1/29(1)	475,000	481,650
STL Holding Co. LLC, 7.50%, 2/15/26(1)	850,000	886,125
Taylor Morrison Communities, Inc., 5.75%, 1/15/28(1)	600,000	662,805
Tempur Sealy International, Inc., 4.00%, 4/15/29(1)	800,000	798,000
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24	390,000	432,169
Tri Pointe Homes, Inc., 5.25%, 6/1/27	675,000	724,653
Tri Pointe Homes, Inc., 5.70%, 6/15/28	150,000	166,156
Williams Scotsman International, Inc., 4.625%, 8/15/28(1)	550,000	561,344
		21,174,655
23

	Principal Amount/Shares	Value
Household Products — 0.1%
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., 5.00%, 12/31/26(1)	$225,000	$225,281
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., 7.00%, 12/31/27(1)	400,000	383,848
Spectrum Brands, Inc., 5.75%, 7/15/25	17,000	17,552
Spectrum Brands, Inc., 5.50%, 7/15/30(1)	200,000	214,375
Spectrum Brands, Inc., 3.875%, 3/15/31(1)	475,000	466,094
		1,307,150
Independent Power and Renewable Electricity Producers — 0.8%
Calpine Corp., 5.25%, 6/1/26(1)	101,000	104,005
Calpine Corp., 4.50%, 2/15/28(1)	625,000	631,188
Calpine Corp., 5.125%, 3/15/28(1)	1,600,000	1,609,704
Calpine Corp., 4.625%, 2/1/29(1)	1,775,000	1,732,027
Calpine Corp., 5.00%, 2/1/31(1)	900,000	879,750
Clearway Energy Operating LLC, 5.00%, 9/15/26	1,350,000	1,397,216
Clearway Energy Operating LLC, 4.75%, 3/15/28(1)	750,000	780,997
Clearway Energy Operating LLC, 3.75%, 2/15/31(1)	200,000	192,376
TerraForm Power Operating LLC, 5.00%, 1/31/28(1)	175,000	189,162
TerraForm Power Operating LLC, 4.75%, 1/15/30(1)	650,000	676,338
		8,192,763
Industrial Conglomerates — 0.1%
Amsted Industries, Inc., 5.625%, 7/1/27(1)	746,000	794,348
Insurance — 0.6%
Acrisure LLC / Acrisure Finance, Inc., 7.00%, 11/15/25(1)	1,150,000	1,189,531
Acrisure LLC / Acrisure Finance, Inc., 10.125%, 8/1/26(1)	175,000	202,048
AssuredPartners, Inc., 7.00%, 8/15/25(1)	475,000	492,440
AssuredPartners, Inc., 5.625%, 1/15/29(1)	400,000	408,100
Genworth Holdings, Inc., 7.625%, 9/24/21	1,175,000	1,208,781
Genworth Holdings, Inc., 4.90%, 8/15/23	1,325,000	1,305,887
Genworth Holdings, Inc., 4.80%, 2/15/24	250,000	241,719
HUB International Ltd., 7.00%, 5/1/26(1)	1,725,000	1,792,991
MBIA Insurance Corp., VRN, 11.50%, (3-month LIBOR plus 11.26%), 1/15/33(1)(3)(4)	125,000	56,562
MBIA, Inc., 7.15%, 7/15/27	25,000	25,058
		6,923,117
Internet and Direct Marketing Retail — 0.3%
Go Daddy Operating Co. LLC / GD Finance Co., Inc., 5.25%, 12/1/27(1)	1,325,000	1,403,672
Go Daddy Operating Co. LLC / GD Finance Co., Inc., 3.50%, 3/1/29(1)	500,000	492,188
Match Group Holdings II LLC, 5.00%, 12/15/27(1)	975,000	1,024,783
QVC, Inc., 4.75%, 2/15/27	400,000	414,750
		3,335,393
IT Services — 0.8%
Banff Merger Sub, Inc., 9.75%, 9/1/26(1)	2,250,000	2,399,400
CDW LLC / CDW Finance Corp., 4.125%, 5/1/25	850,000	885,594
Endure Digital, Inc., 6.00%, 2/15/29(1)	1,150,000	1,125,447
Exela Intermediate LLC / Exela Finance, Inc., 10.00%, 7/15/23(1)	1,000,000	363,750
Presidio Holdings, Inc., 4.875%, 2/1/27(1)	725,000	744,387
Presidio Holdings, Inc., 8.25%, 2/1/28(1)	775,000	845,234
24

	Principal Amount/Shares	Value
Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.75%, 6/1/25(1)	$1,225,000	$1,253,328
Twilio, Inc., 3.875%, 3/15/31	475,000	486,334
Vericast Corp., 8.375%, 8/15/22(1)	1,000,000	1,020,000
		9,123,474
Leisure Products — 0.2%
Mattel, Inc., 6.75%, 12/31/25(1)	87,000	91,563
Mattel, Inc., 3.375%, 4/1/26(1)	500,000	517,470
Mattel, Inc., 5.875%, 12/15/27(1)	250,000	274,924
Mattel, Inc., 3.75%, 4/1/29(1)	500,000	504,375
Mattel, Inc., 6.20%, 10/1/40	100,000	117,500
Mattel, Inc., 5.45%, 11/1/41	250,000	273,750
		1,779,582
Life Sciences Tools and Services — 0.1%
Charles River Laboratories International, Inc., 3.75%, 3/15/29(1)	400,000	401,132
Charles River Laboratories International, Inc., 4.00%, 3/15/31(1)	400,000	407,120
		808,252
Machinery — 1.3%
EnPro Industries, Inc., 5.75%, 10/15/26	200,000	212,412
Granite US Holdings Corp., 11.00%, 10/1/27(1)	575,000	649,750
Hillenbrand, Inc., 3.75%, 3/1/31	825,000	808,739
Husky III Holding Ltd., 13.00% Cash or 13.75% PIK, 2/15/25(1)(5)	400,000	436,250
JPW Industries Holding Corp., 9.00%, 10/1/24(1)	75,000	75,750
Manitowoc Co., Inc. (The), 9.00%, 4/1/26(1)	100,000	108,063
Navistar International Corp., 9.50%, 5/1/25(1)	1,850,000	2,036,156
Navistar International Corp., 6.625%, 11/1/25(1)	775,000	805,055
SPX FLOW, Inc., 5.875%, 8/15/26(1)	375,000	391,641
Terex Corp., 5.00%, 5/15/29(1)(2)	1,250,000	1,295,562
Titan Acquisition Ltd. / Titan Co-Borrower LLC, 7.75%, 4/15/26(1)	1,250,000	1,301,500
Titan International, Inc., 6.50%, 11/30/23	2,100,000	2,132,130
TriMas Corp., 4.125%, 4/15/29(1)	1,000,000	1,001,250
Vertical Holdco Gmbh, 7.625%, 7/15/28(1)	400,000	430,850
Vertical U.S. Newco, Inc., 5.25%, 7/15/27(1)	400,000	419,500
Wabash National Corp., 5.50%, 10/1/25(1)	200,000	205,229
Werner FinCo LP / Werner FinCo, Inc., 8.75%, 7/15/25(1)	1,700,000	1,782,696
		14,092,533
Media — 6.2%
Altice Financing SA, 7.50%, 5/15/26(1)	1,500,000	1,569,375
Altice Financing SA, 5.00%, 1/15/28(1)	1,150,000	1,137,062
AMC Networks, Inc., 5.00%, 4/1/24	120,000	121,650
AMC Networks, Inc., 4.25%, 2/15/29	950,000	925,062
CCO Holdings LLC / CCO Holdings Capital Corp., 4.00%, 3/1/23(1)	375,000	379,384
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(1)	812,000	838,796
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(1)	1,175,000	1,243,914
CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 3/1/30(1)	25,000	25,938
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 8/15/30(1)	1,650,000	1,683,751
CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 2/1/31(1)	2,200,000	2,207,634
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 5/1/32(1)	3,150,000	3,193,312
Clear Channel International BV, 6.625%, 8/1/25(1)	1,275,000	1,337,296
25

	Principal Amount/Shares	Value
Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28(1)	$2,000,000	$1,981,750
Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24	323,000	336,623
Clear Channel Worldwide Holdings, Inc., 5.125%, 8/15/27(1)	1,550,000	1,560,850
CSC Holdings LLC, 6.75%, 11/15/21	50,000	51,406
CSC Holdings LLC, 6.50%, 2/1/29(1)	1,375,000	1,521,953
CSC Holdings LLC, 5.75%, 1/15/30(1)	3,475,000	3,664,387
CSC Holdings LLC, 4.125%, 12/1/30(1)	1,100,000	1,093,708
CSC Holdings LLC, 4.625%, 12/1/30(1)	1,550,000	1,526,750
Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 8/15/26(1)	3,375,000	2,434,219
Diamond Sports Group LLC / Diamond Sports Finance Co., 6.625%, 8/15/27(1)	1,225,000	638,531
DISH DBS Corp., 6.75%, 6/1/21	800,000	807,200
DISH DBS Corp., 5.875%, 11/15/24	800,000	837,828
DISH DBS Corp., 7.375%, 7/1/28	700,000	735,210
Entercom Media Corp., 6.75%, 3/31/29(1)	600,000	624,195
EW Scripps Co. (The), 5.125%, 5/15/25(1)	575,000	586,859
GCI LLC, 4.75%, 10/15/28(1)	825,000	846,141
Gray Television, Inc., 5.875%, 7/15/26(1)	775,000	804,547
Gray Television, Inc., 7.00%, 5/15/27(1)	925,000	1,007,094
Gray Television, Inc., 4.75%, 10/15/30(1)	925,000	918,641
iHeartCommunications, Inc., 6.375%, 5/1/26	601,314	639,272
iHeartCommunications, Inc., 5.25%, 8/15/27(1)	825,000	849,997
iHeartCommunications, Inc., 4.75%, 1/15/28(1)	525,000	529,825
Lamar Media Corp., 3.75%, 2/15/28	275,000	275,172
Lamar Media Corp., 4.00%, 2/15/30	575,000	574,480
Lamar Media Corp., 3.625%, 1/15/31(1)	125,000	120,913
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(1)	400,000	426,960
Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 8/15/27(1)	850,000	886,771
Nexstar Broadcasting, Inc., 5.625%, 7/15/27(1)	1,125,000	1,180,896
Nexstar Broadcasting, Inc., 4.75%, 11/1/28(1)	1,050,000	1,063,030
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.00%, 8/15/27(1)	1,275,000	1,289,905
Outfront Media Capital LLC / Outfront Media Capital Corp., 4.25%, 1/15/29(1)	400,000	385,588
Outfront Media Capital LLC / Outfront Media Capital Corp., 4.625%, 3/15/30(1)	50,000	48,188
Quebecor Media, Inc., 5.75%, 1/15/23	200,000	213,700
Radiate Holdco LLC / Radiate Finance, Inc., 4.50%, 9/15/26(1)	1,075,000	1,089,781
Radiate Holdco LLC / Radiate Finance, Inc., 6.50%, 9/15/28(1)	1,000,000	1,057,825
Salem Media Group, Inc., 6.75%, 6/1/24(1)	175,000	173,250
Scripps Escrow II, Inc., 3.875%, 1/15/29(1)	275,000	270,703
Scripps Escrow II, Inc., 5.375%, 1/15/31(1)	275,000	273,453
Scripps Escrow, Inc., 5.875%, 7/15/27(1)	225,000	233,156
Sinclair Television Group, Inc., 5.875%, 3/15/26(1)	1,050,000	1,072,113
Sinclair Television Group, Inc., 5.125%, 2/15/27(1)	525,000	513,516
Sinclair Television Group, Inc., 5.50%, 3/1/30(1)	1,150,000	1,120,318
Sinclair Television Group, Inc., 4.125%, 12/1/30(1)	1,075,000	1,038,047
Sirius XM Radio, Inc., 4.625%, 7/15/24(1)	600,000	618,810
Sirius XM Radio, Inc., 5.00%, 8/1/27(1)	375,000	393,943
Sirius XM Radio, Inc., 5.50%, 7/1/29(1)	1,250,000	1,353,906
26

	Principal Amount/Shares	Value
Spanish Broadcasting System, Inc., 9.75%, 3/1/26(1)	$500,000	$492,500
TEGNA, Inc., 4.75%, 3/15/26(1)	625,000	664,063
TEGNA, Inc., 4.625%, 3/15/28	1,600,000	1,631,000
TEGNA, Inc., 5.00%, 9/15/29	875,000	908,862
Townsquare Media, Inc., 6.875%, 2/1/26(1)	500,000	533,438
Univision Communications, Inc., 5.125%, 2/15/25(1)	900,000	912,937
Univision Communications, Inc., 9.50%, 5/1/25(1)	350,000	385,000
Univision Communications, Inc., 6.625%, 6/1/27(1)	800,000	855,840
UPC Holding BV, 5.50%, 1/15/28(1)	200,000	207,065
Videotron Ltd., 5.00%, 7/15/22	1,500,000	1,562,812
Videotron Ltd., 5.375%, 6/15/24(1)	500,000	552,463
Virgin Media Finance plc, 5.00%, 7/15/30(1)	600,000	600,000
Virgin Media Secured Finance plc, 5.50%, 5/15/29(1)	600,000	637,704
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(1)	200,000	203,700
Ziggo Bond Co. BV, 6.00%, 1/15/27(1)	1,125,000	1,174,922
Ziggo Bond Co. BV, 5.125%, 2/28/30(1)	200,000	204,750
Ziggo BV, 5.50%, 1/15/27(1)	238,000	248,257
		66,109,897
Metals and Mining — 3.9%
Alcoa Nederland Holding BV, 7.00%, 9/30/26(1)	600,000	634,125
Alcoa Nederland Holding BV, 6.125%, 5/15/28(1)	600,000	654,645
Alcoa Nederland Holding BV, 4.125%, 3/31/29(1)	400,000	403,916
Allegheny Technologies, Inc., 5.875%, 12/1/27	525,000	544,359
ArcelorMittal SA, 4.55%, 3/11/26	1,350,000	1,502,010
ArcelorMittal SA, 7.25%, 10/15/39	50,000	68,528
Arconic Corp., 6.00%, 5/15/25(1)	625,000	674,788
Arconic Corp., 6.125%, 2/15/28(1)	200,000	213,375
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP, 8.75%, 7/15/26(1)	150,000	158,972
Big River Steel LLC / BRS Finance Corp., 6.625%, 1/31/29(1)	1,250,000	1,363,842
Carpenter Technology Corp., 6.375%, 7/15/28	800,000	860,362
Cleveland-Cliffs, Inc., 5.75%, 3/1/25	788,000	814,063
Cleveland-Cliffs, Inc., 9.875%, 10/17/25(1)	480,000	562,944
Cleveland-Cliffs, Inc., 6.75%, 3/15/26(1)	275,000	299,406
Cleveland-Cliffs, Inc., 5.875%, 6/1/27	1,000,000	1,036,250
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(1)	1,200,000	1,199,460
Cleveland-Cliffs, Inc., 4.875%, 3/1/31(1)	975,000	973,781
Coeur Mining, Inc., 5.125%, 2/15/29(1)	575,000	550,390
Commercial Metals Co., 5.375%, 7/15/27	50,000	52,625
Compass Minerals International, Inc., 4.875%, 7/15/24(1)	75,000	78,009
Compass Minerals International, Inc., 6.75%, 12/1/27(1)	375,000	401,884
Constellium SE, 5.75%, 5/15/24(1)	250,000	254,036
Constellium SE, 5.625%, 6/15/28(1)	525,000	554,991
Constellium SE, 3.75%, 4/15/29(1)	1,525,000	1,459,928
First Quantum Minerals Ltd., 7.25%, 4/1/23(1)	658,000	670,518
First Quantum Minerals Ltd., 6.50%, 3/1/24(1)	4,800,000	4,881,000
First Quantum Minerals Ltd., 7.50%, 4/1/25(1)	225,000	232,594
Freeport-McMoRan, Inc., 3.875%, 3/15/23	1,625,000	1,695,411
Freeport-McMoRan, Inc., 5.00%, 9/1/27	850,000	904,077
Freeport-McMoRan, Inc., 4.125%, 3/1/28	350,000	368,576
Freeport-McMoRan, Inc., 4.375%, 8/1/28	575,000	611,009
Freeport-McMoRan, Inc., 4.25%, 3/1/30	1,325,000	1,412,371
27

	Principal Amount/Shares	Value
Freeport-McMoRan, Inc., 4.625%, 8/1/30	$1,175,000	$1,280,750
Freeport-McMoRan, Inc., 5.45%, 3/15/43	1,675,000	2,018,140
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd., 7.375%, 12/15/23(1)	550,000	563,448
Hillman Group, Inc. (The), 6.375%, 7/15/22(1)	775,000	776,453
Hudbay Minerals, Inc., 4.50%, 4/1/26(1)	525,000	546,294
Hudbay Minerals, Inc., 6.125%, 4/1/29(1)	500,000	535,000
IAMGOLD Corp., 5.75%, 10/15/28(1)	550,000	557,728
Kaiser Aluminum Corp., 6.50%, 5/1/25(1)	1,800,000	1,911,960
Mineral Resources Ltd., 8.125%, 5/1/27(1)	650,000	720,207
Mountain Province Diamonds, Inc., 8.00%, 12/15/22(1)	75,000	69,164
Northwest Acquisitions ULC / Dominion Finco, Inc., 7.125%, 11/1/22(1)(3)(4)	75,000	23
Novelis Corp., 5.875%, 9/30/26(1)	900,000	940,500
Novelis Corp., 4.75%, 1/30/30(1)	575,000	593,731
Park-Ohio Industries, Inc., 6.625%, 4/15/27	500,000	506,250
Petra Diamonds US Treasury plc, 10.50% PIK, 3/8/26(1)	100,000	97,500
PT FMG Resources August 2006 Pty Ltd., 4.375%, 4/1/31(1)	1,800,000	1,834,884
Taseko Mines Ltd., 7.00%, 2/15/26(1)	875,000	891,844
United States Steel Corp., 6.875%, 3/1/29	2,175,000	2,226,656
		42,162,777
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.25%, 3/15/22(1)	475,000	479,453
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.25%, 2/1/27(1)	325,000	320,938
		800,391
Multiline Retail — 0.1%
99 Escrow Issuer, Inc., 7.50%, 1/15/26(1)	300,000	291,563
Macy's Retail Holdings LLC, 5.875%, 4/1/29(1)	1,025,000	1,053,013
		1,344,576
Oil, Gas and Consumable Fuels — 12.8%
Aethon United BR LP / Aethon United Finance Corp., 8.25%, 2/15/26(1)	1,075,000	1,114,641
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.375%, 9/15/24	675,000	682,172
Antero Midstream Partners LP / Antero Midstream Finance Corp., 7.875%, 5/15/26(1)	1,225,000	1,319,809
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.75%, 3/1/27(1)	1,000,000	1,002,095
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.75%, 1/15/28(1)	275,000	275,516
Antero Resources Corp., 5.625%, 6/1/23	75,000	75,347
Antero Resources Corp., 8.375%, 7/15/26(1)	75,000	82,828
Antero Resources Corp., 7.625%, 2/1/29(1)	800,000	853,500
Apache Corp., 3.25%, 4/15/22	100,000	101,125
Apache Corp., 4.25%, 1/15/30	1,225,000	1,195,508
Apache Corp., 5.10%, 9/1/40	1,700,000	1,664,937
Apache Corp., 5.25%, 2/1/42	100,000	98,875
Apache Corp., 4.75%, 4/15/43	750,000	696,750
Apache Corp., 7.375%, 8/15/47	250,000	267,500
Apache Corp., 5.35%, 7/1/49	375,000	359,062
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 7.00%, 11/1/26(1)	225,000	225,281
28

	Principal Amount/Shares	Value
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 9.00%, 11/1/27(1)	$470,000	$599,250
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 8.25%, 12/31/28(1)	625,000	651,172
Blue Racer Midstream LLC / Blue Racer Finance Corp., 7.625%, 12/15/25(1)	1,150,000	1,241,534
Callon Petroleum Co., 6.25%, 4/15/23	1,225,000	1,092,547
Callon Petroleum Co., 6.125%, 10/1/24	1,050,000	895,125
Callon Petroleum Co., 8.25%, 7/15/25	68,000	57,970
Callon Petroleum Co., 6.375%, 7/1/26	125,000	99,063
Cenovus Energy, Inc., 3.00%, 8/15/22	400,000	409,316
Cenovus Energy, Inc., 5.375%, 7/15/25	575,000	646,667
Cenovus Energy, Inc., 5.25%, 6/15/37	175,000	189,550
Cenovus Energy, Inc., 6.75%, 11/15/39	475,000	597,041
Cenovus Energy, Inc., 5.40%, 6/15/47	375,000	418,404
Centennial Resource Production LLC, 5.375%, 1/15/26(1)	450,000	396,844
Chaparral Energy, Inc., 9.00%, 2/14/25	48,678	44,131
Cheniere Energy Partners LP, 4.00%, 3/1/31(1)	2,050,000	2,088,437
Citgo Holding, Inc., 9.25%, 8/1/24(1)	2,125,000	2,113,047
CITGO Petroleum Corp., 7.00%, 6/15/25(1)	750,000	772,969
CITGO Petroleum Corp., 6.375%, 6/15/26(1)	1,825,000	1,843,761
CNX Midstream Partners LP / CNX Midstream Finance Corp., 6.50%, 3/15/26(1)	1,575,000	1,606,500
CNX Resources Corp., 7.25%, 3/14/27(1)	1,250,000	1,344,200
CNX Resources Corp., 6.00%, 1/15/29(1)	1,350,000	1,405,424
Comstock Resources, Inc., 7.50%, 5/15/25(1)	249,000	258,804
Comstock Resources, Inc., 9.75%, 8/15/26	199,000	216,661
Comstock Resources, Inc., 6.75%, 3/1/29(1)	1,150,000	1,180,906
Continental Resources, Inc., 4.50%, 4/15/23	171,000	177,418
Continental Resources, Inc., 5.75%, 1/15/31(1)	1,150,000	1,301,064
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.00%, 2/1/29(1)	1,475,000	1,455,641
CrownRock LP / CrownRock Finance, Inc., 5.625%, 10/15/25(1)	1,350,000	1,379,828
DCP Midstream Operating LP, 4.75%, 9/30/21(1)	370,000	373,006
DCP Midstream Operating LP, 5.375%, 7/15/25	1,125,000	1,221,187
DCP Midstream Operating LP, 5.625%, 7/15/27	325,000	353,168
DCP Midstream Operating LP, 5.125%, 5/15/29	1,750,000	1,863,995
Delek Logistics Partners LP / Delek Logistics Finance Corp., 6.75%, 5/15/25	384,000	385,400
Endeavor Energy Resources LP / EER Finance, Inc., 6.625%, 7/15/25(1)	225,000	240,818
Endeavor Energy Resources LP / EER Finance, Inc., 5.50%, 1/30/26(1)	200,000	208,060
Endeavor Energy Resources LP / EER Finance, Inc., 5.75%, 1/30/28(1)	850,000	899,147
Energean Israel Finance Ltd., 5.375%, 3/30/28(1)	400,000	405,438
Energean Israel Finance Ltd., 5.875%, 3/30/31(1)	450,000	449,997
EnLink Midstream LLC, 5.625%, 1/15/28(1)	125,000	121,107
EnLink Midstream LLC, 5.375%, 6/1/29	1,000,000	936,875
EnLink Midstream Partners LP, 4.40%, 4/1/24	325,000	328,413
EnLink Midstream Partners LP, 4.85%, 7/15/26	1,075,000	1,039,826
EnLink Midstream Partners LP, 5.60%, 4/1/44	450,000	375,433
EnLink Midstream Partners LP, 5.05%, 4/1/45	350,000	271,611
29

	Principal Amount/Shares	Value
EnLink Midstream Partners LP, 5.45%, 6/1/47	$1,325,000	$1,072,084
EQM Midstream Partners LP, 4.75%, 7/15/23	1,520,000	1,579,660
EQM Midstream Partners LP, 4.00%, 8/1/24	200,000	203,755
EQM Midstream Partners LP, 6.00%, 7/1/25(1)	525,000	565,687
EQM Midstream Partners LP, 6.50%, 7/1/27(1)	375,000	408,249
EQM Midstream Partners LP, 5.50%, 7/15/28	751,000	789,954
EQM Midstream Partners LP, 4.50%, 1/15/29(1)	700,000	683,434
EQM Midstream Partners LP, 4.75%, 1/15/31(1)	1,375,000	1,335,469
EQM Midstream Partners LP, 6.50%, 7/15/48	275,000	275,000
EQT Corp., 3.00%, 10/1/22	57,000	58,049
EQT Corp., 7.625%, 2/1/25	725,000	835,403
EQT Corp., 3.90%, 10/1/27	1,325,000	1,353,984
EQT Corp., 5.00%, 1/15/29	275,000	294,938
EQT Corp., 8.50%, 2/1/30	675,000	861,671
Genesis Energy LP / Genesis Energy Finance Corp., 6.50%, 10/1/25	300,000	294,638
Genesis Energy LP / Genesis Energy Finance Corp., 8.00%, 1/15/27	350,000	355,038
Genesis Energy LP / Genesis Energy Finance Corp., 7.75%, 2/1/28	800,000	801,240
Gulfport Energy Corp., 6.00%, 10/15/24(3)(4)	400,000	359,000
Gulfport Energy Corp., 6.375%, 5/15/25(3)(4)	642,000	579,806
Gulfport Energy Corp., 6.375%, 1/15/26(3)(4)	275,000	248,188
Harvest Midstream I LP, 7.50%, 9/1/28(1)	1,525,000	1,642,730
Hess Midstream Operations LP, 5.625%, 2/15/26(1)	1,300,000	1,341,437
Hess Midstream Operations LP, 5.125%, 6/15/28(1)	2,495,000	2,528,682
Hilcorp Energy I LP / Hilcorp Finance Co., 6.25%, 11/1/28(1)	950,000	980,281
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 2/1/29(1)	500,000	505,312
Hilcorp Energy I LP / Hilcorp Finance Co., 6.00%, 2/1/31(1)	950,000	966,031
Holly Energy Partners LP / Holly Energy Finance Corp., 5.00%, 2/1/28(1)	700,000	710,272
Indigo Natural Resources LLC, 5.375%, 2/1/29(1)	700,000	690,959
Laredo Petroleum, Inc., 9.50%, 1/15/25	1,475,000	1,421,192
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.00%, 8/1/26(1)	1,109,000	1,149,201
Matador Resources Co., 5.875%, 9/15/26	1,100,000	1,072,500
MEG Energy Corp., 7.125%, 2/1/27(1)	1,975,000	2,072,516
MEG Energy Corp., 5.875%, 2/1/29(1)	425,000	427,125
Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26(1)	675,000	544,776
Moss Creek Resources Holdings, Inc., 10.50%, 5/15/27(1)	150,000	129,750
Murphy Oil Corp., 6.875%, 8/15/24	925,000	946,969
Murphy Oil Corp., 5.75%, 8/15/25	875,000	877,104
Murphy Oil Corp., 5.875%, 12/1/27	525,000	514,993
Murphy Oil Corp., 6.375%, 7/15/28	1,350,000	1,353,510
Murphy Oil Corp., 7.05%, 5/1/29	25,000	25,357
Murphy Oil Corp., 6.375%, 12/1/42	525,000	479,062
Murray Energy Corp., 9.00% Cash plus 3.00% PIK, 4/15/24(1)(3)(4)	879,713	4,487
New Fortress Energy, Inc., 6.50%, 9/30/26(1)(2)	600,000	606,000
NGL Energy Operating LLC / NGL Energy Finance Corp., 7.50%, 2/1/26(1)	1,725,000	1,775,672
Northern Oil and Gas, Inc., 8.125%, 3/1/28(1)	1,475,000	1,469,284
NuStar Logistics LP, 5.75%, 10/1/25	225,000	241,205
NuStar Logistics LP, 6.00%, 6/1/26	200,000	215,960
30

	Principal Amount/Shares	Value
NuStar Logistics LP, 6.375%, 10/1/30	$300,000	$324,938
Occidental Petroleum Corp., 6.95%, 7/1/24	500,000	549,895
Occidental Petroleum Corp., 3.50%, 6/15/25	200,000	198,250
Occidental Petroleum Corp., 8.00%, 7/15/25	325,000	373,687
Occidental Petroleum Corp., 5.875%, 9/1/25	400,000	428,120
Occidental Petroleum Corp., 5.50%, 12/1/25	875,000	926,625
Occidental Petroleum Corp., 5.55%, 3/15/26	1,875,000	1,985,662
Occidental Petroleum Corp., 3.40%, 4/15/26	375,000	364,594
Occidental Petroleum Corp., 3.20%, 8/15/26	425,000	408,589
Occidental Petroleum Corp., 7.50%, 10/15/26	300,000	336,499
Occidental Petroleum Corp., 8.50%, 7/15/27	575,000	682,453
Occidental Petroleum Corp., 7.125%, 10/15/27	200,000	217,534
Occidental Petroleum Corp., 6.375%, 9/1/28	950,000	1,044,506
Occidental Petroleum Corp., 8.875%, 7/15/30	2,200,000	2,777,500
Occidental Petroleum Corp., 6.125%, 1/1/31	550,000	608,341
Occidental Petroleum Corp., 7.50%, 5/1/31	2,127,000	2,488,803
Occidental Petroleum Corp., 7.875%, 9/15/31	575,000	677,793
Occidental Petroleum Corp., 6.45%, 9/15/36	2,200,000	2,431,572
Occidental Petroleum Corp., 7.95%, 6/15/39	150,000	177,750
Occidental Petroleum Corp., 6.20%, 3/15/40	1,525,000	1,570,750
Ovintiv, Inc., 8.125%, 9/15/30	700,000	925,443
Parkland Corp., 6.00%, 4/1/26(1)	50,000	52,384
Parkland Corp., 5.875%, 7/15/27(1)	775,000	827,797
Parkland Corp., 4.50%, 10/1/29(1)(2)	2,075,000	2,082,781
PBF Holding Co. LLC / PBF Finance Corp., 9.25%, 5/15/25(1)	350,000	357,831
PBF Holding Co. LLC / PBF Finance Corp., 6.00%, 2/15/28	500,000	370,312
PBF Logistics LP / PBF Logistics Finance Corp., 6.875%, 5/15/23	1,000,000	1,002,095
Range Resources Corp., 5.00%, 3/15/23	337,000	343,108
Range Resources Corp., 9.25%, 2/1/26	625,000	679,856
Range Resources Corp., 8.25%, 1/15/29(1)	1,200,000	1,286,250
Rockies Express Pipeline LLC, 3.60%, 5/15/25(1)	600,000	602,625
Rockies Express Pipeline LLC, 4.95%, 7/15/29(1)	275,000	281,355
Rockies Express Pipeline LLC, 4.80%, 5/15/30(1)	100,000	98,938
Rockies Express Pipeline LLC, 7.50%, 7/15/38(1)	100,000	112,000
Rockies Express Pipeline LLC, 6.875%, 4/15/40(1)	375,000	405,937
Seven Generations Energy Ltd., 6.875%, 6/30/23(1)	165,000	168,076
Seven Generations Energy Ltd., 5.375%, 9/30/25(1)	975,000	1,012,611
SM Energy Co., 6.125%, 11/15/22	300,000	297,119
SM Energy Co., 5.00%, 1/15/24	150,000	141,450
SM Energy Co., 10.00%, 1/15/25(1)	525,000	591,609
SM Energy Co., 5.625%, 6/1/25	500,000	463,542
SM Energy Co., 6.75%, 9/15/26	1,075,000	995,316
SM Energy Co., 6.625%, 1/15/27	1,475,000	1,367,141
Southwestern Energy Co., 6.45%, 1/23/25	1,760,000	1,892,528
Southwestern Energy Co., 8.375%, 9/15/28	325,000	357,297
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.50%, 8/15/22	1,075,000	1,044,094
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.75%, 4/15/25	272,000	222,671
Sunoco LP / Sunoco Finance Corp., 5.50%, 2/15/26	50,000	51,490
Sunoco LP / Sunoco Finance Corp., 6.00%, 4/15/27	950,000	995,125
Sunoco LP / Sunoco Finance Corp., 4.50%, 5/15/29(1)	200,000	199,625
31

	Principal Amount/Shares	Value
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 5.50%, 9/15/24(1)	$50,000	$50,844
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 7.50%, 10/1/25(1)	475,000	512,157
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.00%, 12/31/30(1)	725,000	717,750
Talos Production, Inc., 12.00%, 1/15/26(1)	975,000	956,109
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.875%, 4/15/26	2,175,000	2,281,031
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28	1,125,000	1,173,516
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.875%, 1/15/29	525,000	579,377
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.50%, 3/1/30	250,000	262,735
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.875%, 2/1/31(1)	1,125,000	1,141,594
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.00%, 1/15/32(1)	1,125,000	1,059,491
Teine Energy Ltd., 6.875%, 4/15/29(1)(2)	1,050,000	1,065,330
TransMontaigne Partners LP / TLP Finance Corp., 6.125%, 2/15/26	75,000	75,642
Vine Oil & Gas LP / Vine Oil & Gas Finance Corp., 8.75%, 4/15/23(1)	1,175,000	1,256,662
Vine Oil & Gas LP / Vine Oil & Gas Finance Corp., 9.75%, 4/15/23(1)	975,000	1,045,078
Western Midstream Operating LP, 4.00%, 7/1/22	225,000	231,053
Western Midstream Operating LP, 3.95%, 6/1/25	100,000	102,889
Western Midstream Operating LP, 4.65%, 7/1/26	100,000	105,660
Western Midstream Operating LP, 4.50%, 3/1/28	475,000	495,482
Western Midstream Operating LP, 4.75%, 8/15/28	275,000	288,063
Western Midstream Operating LP, 5.30%, 2/1/30	1,725,000	1,875,446
Western Midstream Operating LP, 5.45%, 4/1/44	400,000	411,200
Western Midstream Operating LP, 5.30%, 3/1/48	1,375,000	1,383,305
Western Midstream Operating LP, 5.50%, 8/15/48	225,000	222,552
Western Midstream Operating LP, 6.50%, 2/1/50	25,000	27,076
WPX Energy, Inc., 5.875%, 6/15/28	113,000	124,703
		136,866,327
Paper and Forest Products — 0.1%
Mercer International, Inc., 5.125%, 2/1/29(1)	700,000	726,075
SpA Holdings 3 Oy, 4.875%, 2/4/28(1)	400,000	402,150
		1,128,225
Personal Products — 0.2%
Edgewell Personal Care Co., 5.50%, 6/1/28(1)	700,000	740,169
Edgewell Personal Care Co., 4.125%, 4/1/29(1)	1,025,000	1,020,977
		1,761,146
Pharmaceuticals — 2.6%
Bausch Health Americas, Inc., 8.50%, 1/31/27(1)	2,725,000	3,026,903
Bausch Health Cos., Inc., 6.125%, 4/15/25(1)	3,625,000	3,719,975
Bausch Health Cos., Inc., 9.00%, 12/15/25(1)	2,975,000	3,237,826
Bausch Health Cos., Inc., 7.00%, 1/15/28(1)	375,000	407,715
Bausch Health Cos., Inc., 5.00%, 1/30/28(1)	1,225,000	1,241,844
Bausch Health Cos., Inc., 5.00%, 2/15/29(1)	950,000	945,250
Bausch Health Cos., Inc., 6.25%, 2/15/29(1)	850,000	904,741
32

	Principal Amount/Shares	Value
Bausch Health Cos., Inc., 7.25%, 5/30/29(1)	$225,000	$251,535
Bausch Health Cos., Inc., 5.25%, 2/15/31(1)	350,000	348,983
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 9.50%, 7/31/27(1)	1,991,000	2,166,457
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.00%, 6/30/28(1)	2,181,000	1,768,791
Endo Luxembourg Finance Co. I Sarl / Endo US, Inc., 6.125%, 4/1/29(1)	850,000	858,500
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.75%, 8/1/22(1)(3)(4)	4,075,000	2,791,375
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23(1)(3)(4)	50,000	35,625
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 10.00%, 4/15/25(1)(4)	1,050,000	1,173,375
P&L Development LLC / PLD Finance Corp., 7.75%, 11/15/25(1)	900,000	965,250
Par Pharmaceutical, Inc., 7.50%, 4/1/27(1)	1,898,000	2,015,600
Prestige Brands, Inc., 5.125%, 1/15/28(1)	275,000	288,878
Prestige Brands, Inc., 3.75%, 4/1/31(1)	525,000	502,031
Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	400,000	426,930
Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/25	400,000	442,672
Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/1/46	1,000,000	880,550
		28,400,806
Professional Services — 0.4%
AMN Healthcare, Inc., 4.00%, 4/15/29(1)	800,000	798,000
ASGN, Inc., 4.625%, 5/15/28(1)	525,000	542,519
Dun & Bradstreet Corp. (The), 6.875%, 8/15/26(1)	105,000	112,305
Dun & Bradstreet Corp. (The), 10.25%, 2/15/27(1)	1,240,000	1,387,021
Jaguar Holding Co. II / PPD Development LP, 5.00%, 6/15/28(1)	225,000	234,619
Science Applications International Corp., 4.875%, 4/1/28(1)	725,000	750,716
		3,825,180
Real Estate Management and Development — 1.0%
Cushman & Wakefield US Borrower LLC, 6.75%, 5/15/28(1)	300,000	325,312
Five Point Operating Co. LP / Five Point Capital Corp., 7.875%, 11/15/25(1)	50,000	52,350
Forestar Group, Inc., 8.00%, 4/15/24(1)	675,000	706,992
Forestar Group, Inc., 5.00%, 3/1/28(1)	1,000,000	1,040,155
Greystar Real Estate Partners LLC, 5.75%, 12/1/25(1)	150,000	154,875
Howard Hughes Corp. (The), 5.375%, 8/1/28(1)	1,050,000	1,105,781
Howard Hughes Corp. (The), 4.125%, 2/1/29(1)	825,000	807,650
Howard Hughes Corp. (The), 4.375%, 2/1/31(1)	525,000	514,828
Hunt Cos., Inc., 6.25%, 2/15/26(1)	525,000	541,800
Kennedy-Wilson, Inc., 5.875%, 4/1/24	1,325,000	1,337,972
Newmark Group, Inc., 6.125%, 11/15/23	475,000	522,288
Realogy Group LLC / Realogy Co-Issuer Corp., 4.875%, 6/1/23(1)	100,000	102,937
Realogy Group LLC / Realogy Co-Issuer Corp., 7.625%, 6/15/25(1)	761,000	832,013
Realogy Group LLC / Realogy Co-Issuer Corp., 9.375%, 4/1/27(1)	875,000	970,689
Realogy Group LLC / Realogy Co-Issuer Corp., 5.75%, 1/15/29(1)	1,750,000	1,728,125
		10,743,767
Road and Rail — 1.5%
Ahern Rentals, Inc., 7.375%, 5/15/23(1)	2,525,000	2,280,391
Alta Equipment Group, Inc., 5.625%, 4/15/26(1)(2)	400,000	406,000
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 6.375%, 4/1/24(1)	300,000	305,543
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.25%, 3/15/25(1)	188,000	191,173
33

	Principal Amount/Shares	Value
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.75%, 7/15/27(1)	$500,000	$519,062
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 4.75%, 4/1/28(1)	1,575,000	1,605,516
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.375%, 3/1/29(1)	700,000	725,410
DAE Funding LLC, 5.25%, 11/15/21(1)	575,000	586,500
DAE Funding LLC, 4.50%, 8/1/22(1)	800,000	807,000
DAE Funding LLC, 5.00%, 8/1/24(1)	300,000	309,562
Hertz Corp. (The), 6.25%, 10/15/22(3)(4)	225,000	224,016
Hertz Corp. (The), 5.50%, 10/15/24(1)(3)(4)	1,375,000	1,372,422
Hertz Corp. (The), 7.125%, 8/1/26(1)(3)(4)	1,925,000	1,926,203
Modulaire Global Finance plc, 8.00%, 2/15/23(1)	500,000	511,807
NESCO Holdings II, Inc., 5.50%, 4/15/29(1)(2)	800,000	821,640
Uber Technologies, Inc., 7.50%, 5/15/25(1)	675,000	729,310
Uber Technologies, Inc., 8.00%, 11/1/26(1)	450,000	487,969
Uber Technologies, Inc., 7.50%, 9/15/27(1)	875,000	967,602
Uber Technologies, Inc., 6.25%, 1/15/28(1)	1,150,000	1,254,017
		16,031,143
Semiconductors and Semiconductor Equipment — 0.4%
Amkor Technology, Inc., 6.625%, 9/15/27(1)	200,000	216,750
ams AG, 7.00%, 7/31/25(1)	1,400,000	1,502,812
Entegris, Inc., 4.625%, 2/10/26(1)	450,000	466,313
ON Semiconductor Corp., 3.875%, 9/1/28(1)	675,000	695,182
Qorvo, Inc., 4.375%, 10/15/29	350,000	374,231
Synaptics, Inc., 4.00%, 6/15/29(1)	800,000	795,840
		4,051,128
Software — 1.4%
Ascend Learning LLC, 6.875%, 8/1/25(1)	50,000	51,432
Ascend Learning LLC, 6.875%, 8/1/25(1)	150,000	154,297
Boxer Parent Co., Inc., 7.125%, 10/2/25(1)	250,000	268,485
Boxer Parent Co., Inc., 9.125%, 3/1/26(1)	1,300,000	1,387,074
BY Crown Parent LLC, 7.375%, 10/15/24(1)	150,000	152,984
Camelot Finance SA, 4.50%, 11/1/26(1)	1,275,000	1,320,639
Castle US Holding Corp., 9.50%, 2/15/28(1)	1,175,000	1,200,703
J2 Global, Inc., 4.625%, 10/15/30(1)	2,075,000	2,099,641
LogMeIn, Inc., 5.50%, 9/1/27(1)	1,600,000	1,677,008
Open Text Corp., 5.875%, 6/1/26(1)	650,000	672,750
Open Text Corp., 3.875%, 2/15/28(1)	650,000	655,460
Open Text Holdings, Inc., 4.125%, 2/15/30(1)	650,000	660,094
Rocket Software, Inc., 6.50%, 2/15/29(1)	625,000	631,797
SS&C Technologies, Inc., 5.50%, 9/30/27(1)	2,000,000	2,132,600
Veritas US, Inc. / Veritas Bermuda Ltd., 7.50%, 9/1/25(1)	1,550,000	1,611,845
		14,676,809
Specialty Retail — 3.0%
Abercrombie & Fitch Management Co., 8.75%, 7/15/25(1)	450,000	498,094
Asbury Automotive Group, Inc., 4.50%, 3/1/28	320,000	328,131
Asbury Automotive Group, Inc., 4.75%, 3/1/30	200,000	206,850
BCPE Ulysses Intermediate, Inc., 7.75% Cash or 8.50% PIK, 4/1/27(1)(5)	525,000	545,672
eG Global Finance plc, 6.75%, 2/7/25(1)	1,125,000	1,152,000
eG Global Finance plc, 8.50%, 10/30/25(1)	600,000	640,332
34

	Principal Amount/Shares	Value
Ferrellgas Escrow LLC / FG Operating Finance Escrow Corp., 5.375%, 4/1/26(1)	$1,400,000	$1,394,120
Ferrellgas Escrow LLC / FG Operating Finance Escrow Corp., 5.875%, 4/1/29(1)	1,400,000	1,383,725
Ferrellgas LP / Ferrellgas Finance Corp., 6.50%, 5/1/21	75,000	75,000
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 6/15/23	1,500,000	1,525,320
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20(3)(7)	50,000	36,681
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20(3)(7)	50,000	36,681
Gap, Inc. (The), 8.375%, 5/15/23(1)	150,000	171,515
Gap, Inc. (The), 8.625%, 5/15/25(1)	700,000	784,875
Ken Garff Automotive LLC, 4.875%, 9/15/28(1)	350,000	350,306
L Brands, Inc., 6.875%, 7/1/25(1)	250,000	277,956
L Brands, Inc., 9.375%, 7/1/25(1)	175,000	218,094
L Brands, Inc., 5.25%, 2/1/28	75,000	80,578
L Brands, Inc., 7.50%, 6/15/29	425,000	483,578
L Brands, Inc., 6.625%, 10/1/30(1)	1,175,000	1,343,818
L Brands, Inc., 6.875%, 11/1/35	290,000	346,054
L Brands, Inc., 6.75%, 7/1/36	3,250,000	3,841,094
LBM Acquisition LLC, 6.25%, 1/15/29(1)	400,000	412,500
Lithia Motors, Inc., 5.25%, 8/1/25(1)	50,000	51,682
Lithia Motors, Inc., 4.625%, 12/15/27(1)	450,000	468,281
Lithia Motors, Inc., 4.375%, 1/15/31(1)	275,000	285,951
LSF9 Atlantis Holdings LLC / Victra Finance Corp., 7.75%, 2/15/26(1)	1,150,000	1,179,704
Michaels Stores, Inc., 8.00%, 7/15/27(1)	1,050,000	1,162,024
Michaels Stores, Inc., 4.75%, 10/1/27(1)	775,000	843,975
Murphy Oil USA, Inc., 5.625%, 5/1/27	50,000	52,428
Murphy Oil USA, Inc., 4.75%, 9/15/29	200,000	210,463
Murphy Oil USA, Inc., 3.75%, 2/15/31(1)	175,000	172,340
Park River Holdings, Inc., 5.625%, 2/1/29(1)	675,000	655,172
Party City Holdings, Inc., 8.75%, 2/15/26(1)	625,000	644,922
PetSmart, Inc. / PetSmart Finance Corp., 4.75%, 2/15/28(1)	625,000	639,975
PetSmart, Inc. / PetSmart Finance Corp., 7.75%, 2/15/29(1)	950,000	1,029,515
Rent-A-Center, Inc., 6.375%, 2/15/29(1)	575,000	610,937
Sonic Automotive, Inc., 6.125%, 3/15/27	975,000	1,015,828
Specialty Building Products Holdings LLC / SBP Finance Corp., 6.375%, 9/30/26(1)	800,000	827,000
Staples, Inc., 7.50%, 4/15/26(1)	2,355,000	2,487,469
Staples, Inc., 10.75%, 4/15/27(1)	1,750,000	1,730,312
Superior Plus LP / Superior General Partner, Inc., 4.50%, 3/15/29(1)	800,000	810,160
White Cap Buyer LLC, 6.875%, 10/15/28(1)	1,125,000	1,196,511
		32,207,623
Technology Hardware, Storage and Peripherals — 1.3%
Dell International LLC / EMC Corp., 7.125%, 6/15/24(1)	3,050,000	3,142,644
Diebold Nixdorf, Inc., 8.50%, 4/15/24	725,000	741,494
Diebold Nixdorf, Inc., 9.375%, 7/15/25(1)	375,000	418,359
Everi Payments, Inc., 7.50%, 12/15/25(1)	644,000	672,365
NCR Corp., 8.125%, 4/15/25(1)	175,000	191,844
NCR Corp., 5.75%, 9/1/27(1)	1,200,000	1,272,000
NCR Corp., 5.00%, 10/1/28(1)	1,925,000	1,947,859
35

	Principal Amount/Shares	Value
NCR Corp., 5.125%, 4/15/29(1)(2)	$2,000,000	$2,018,760
NCR Corp., 6.125%, 9/1/29(1)	1,100,000	1,166,484
NCR Corp., 5.25%, 10/1/30(1)	750,000	760,875
Xerox Holdings Corp., 5.00%, 8/15/25(1)	675,000	705,307
Xerox Holdings Corp., 5.50%, 8/15/28(1)	500,000	518,595
		13,556,586
Textiles, Apparel and Luxury Goods†
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.50%, 5/1/25(1)	150,000	129,750
Thrifts and Mortgage Finance — 1.5%
Freedom Mortgage Corp., 7.625%, 5/1/26(1)	1,125,000	1,179,844
Genworth Mortgage Holdings, Inc., 6.50%, 8/15/25(1)	1,225,000	1,326,062
MGIC Investment Corp., 5.75%, 8/15/23	475,000	512,356
MGIC Investment Corp., 5.25%, 8/15/28	2,280,000	2,372,625
Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27(1)	550,000	571,571
Nationstar Mortgage Holdings, Inc., 5.50%, 8/15/28(1)	1,075,000	1,081,369
Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/30(1)	1,250,000	1,234,375
NMI Holdings, Inc., 7.375%, 6/1/25(1)	1,450,000	1,675,062
PennyMac Financial Services, Inc., 4.25%, 2/15/29(1)	1,225,000	1,174,469
PHH Mortgage Corp., 7.875%, 3/15/26(1)	500,000	509,475
Provident Funding Associates LP / PFG Finance Corp., 6.375%, 6/15/25(1)	625,000	625,753
Radian Group, Inc., 4.50%, 10/1/24	500,000	521,400
Radian Group, Inc., 4.875%, 3/15/27	1,600,000	1,688,000
United Wholesale Mortgage LLC, 5.50%, 4/15/29(1)(2)	1,375,000	1,376,719
		15,849,080
Tobacco — 0.2%
Turning Point Brands, Inc., 5.625%, 2/15/26(1)	450,000	468,000
Vector Group Ltd., 10.50%, 11/1/26(1)	75,000	80,488
Vector Group Ltd., 5.75%, 2/1/29(1)	1,850,000	1,911,281
		2,459,769
Trading Companies and Distributors — 0.5%
Beacon Roofing Supply, Inc., 4.875%, 11/1/25(1)	1,650,000	1,690,120
Beacon Roofing Supply, Inc., 4.50%, 11/15/26(1)	175,000	179,977
Fly Leasing Ltd., 5.25%, 10/15/24	700,000	715,750
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 3/15/22(1)	166,000	166,311
Fortress Transportation & Infrastructure Investors LLC, 6.50%, 10/1/25(1)	350,000	366,406
Fortress Transportation & Infrastructure Investors LLC, 9.75%, 8/1/27(1)	775,000	883,984
Foundation Building Materials, Inc., 6.00%, 3/1/29(1)	625,000	617,969
H&E Equipment Services, Inc., 3.875%, 12/15/28(1)	850,000	827,688
		5,448,205
Water Utilities — 0.1%
Solaris Midstream Holdings LLC, 7.625%, 4/1/26(1)(2)	700,000	716,625
Wireless Telecommunication Services — 1.5%
Digicel Group Ltd., 5.00% Cash plus 3.00% PIK or 8.00% PIK, 4/1/25(1)(6)	554,841	458,668
Digicel Group Ltd., 8.00% Cash plus 2.00% PIK or 10.00% PIK, 4/1/24(6)	2,933,974	2,860,258
36

	Principal Amount/Shares	Value
Sprint Communications, Inc., 9.25%, 4/15/22	$350,000	$377,480
Sprint Communications, Inc., 6.00%, 11/15/22	250,000	267,812
Sprint Corp., 7.25%, 9/15/21	1,400,000	1,436,890
Sprint Corp., 7.875%, 9/15/23	2,300,000	2,631,775
Sprint Corp., 7.125%, 6/15/24	575,000	662,693
Sprint Corp., 7.625%, 3/1/26	425,000	521,141
T-Mobile USA, Inc., 6.00%, 3/1/23	225,000	226,688
T-Mobile USA, Inc., 6.00%, 4/15/24	500,000	504,375
T-Mobile USA, Inc., 2.625%, 4/15/26	800,000	816,540
T-Mobile USA, Inc., 2.625%, 2/15/29	325,000	315,994
T-Mobile USA, Inc., 3.375%, 4/15/29	800,000	807,500
T-Mobile USA, Inc., 3.50%, 4/15/31	700,000	706,125
Vmed O2 UK Financing I plc, 4.25%, 1/31/31(1)	1,600,000	1,559,360
Vodafone Group plc, VRN, 7.00%, 4/4/79	1,225,000	1,478,684
		15,631,983
TOTAL CORPORATE BONDS (Cost $943,596,945)		989,740,607
PREFERRED STOCKS — 2.0%
Banks — 1.4%
Bank of America Corp., 5.125%	475,000	504,987
Bank of America Corp., 5.875%	225,000	245,682
Bank of America Corp., 6.25%	1,525,000	1,688,394
Bank of America Corp., 6.30%	25,000	28,766
Barclays plc, 6.125%	850,000	929,262
Barclays plc, 7.75%	950,000	1,039,015
Barclays plc, 8.00%	1,000,000	1,110,473
Citigroup, Inc., 4.00%	350,000	354,287
Citigroup, Inc., 4.29%	25,000	25,070
Citigroup, Inc., 4.70%	1,950,000	1,967,306
Citigroup, Inc., 5.90%	425,000	450,296
Citigroup, Inc., 5.95%	325,000	341,085
Citigroup, Inc., 6.25%	150,000	171,750
Citigroup, Inc., 6.875%	1,749	49,567
JPMorgan Chase & Co., 3.56%	200,000	199,350
JPMorgan Chase & Co., 4.60%	2,450,000	2,480,625
JPMorgan Chase & Co., 6.00%	645,000	678,383
JPMorgan Chase & Co., 6.10%	125,000	134,856
JPMorgan Chase & Co., 6.125%	400,000	429,614
JPMorgan Chase & Co., 6.75%	31,000	33,954
Natwest Group plc, 2.57%	300,000	293,289
Natwest Group plc, 8.00%	950,000	1,115,984
Natwest Group plc, 8.625%	400,000	410,388
		14,682,383
Capital Markets — 0.2%
Credit Suisse Group AG, 5.10%(1)	200,000	193,300
Credit Suisse Group AG, 6.25%(1)	1,050,000	1,120,467
Deutsche Bank AG, 6.00%	200,000	203,500
Goldman Sachs Group, Inc. (The), 4.95%	875,000	927,762
		2,445,029
Oil, Gas and Consumable Fuels — 0.4%
Energy Transfer Operating LP, 6.25%	150,000	122,655
37

	Principal Amount/Shares	Value
Energy Transfer Operating LP, 6.625%	625,000	$555,469
Global Partners LP, 9.50%	31,375	798,494
Nine Point Energy Holdings, Inc. (Acquired 3/28/17, Cost $18,000)(3)(10)	18	3,600
Plains All American Pipeline LP, 6.125%	3,225,000	2,628,568
Summit Midstream Partners LP, 9.50%(3)	175,000	108,220
		4,217,006
TOTAL PREFERRED STOCKS (Cost $20,688,353)		21,344,418
BANK LOAN OBLIGATIONS(8) — 0.7%
Auto Components†
Clarios Global LP, 2021 USD Term Loan B, 3.36%, (1-month LIBOR plus 3.25%), 4/30/26	$164,878	163,435
Chemicals†
Consolidated Energy Finance, S.A., Term Loan B, 2.61%, (1-month LIBOR plus 2.50%), 5/7/25	145,875	142,593
Containers and Packaging†
BWAY Holding Company, 2017 Term Loan B, 3.44%, (3-month LIBOR plus 3.25%), 4/3/24	92,296	90,461
Flex Acquisition Company, Inc., 2021 Term Loan, 4.00%, (1-month LIBOR plus 3.50%), 2/23/28	105,043	103,911
		194,372
Diversified Telecommunication Services — 0.2%
Consolidated Communications, Inc., 2021 Term Loan B, 10/2/27(9)	875,000	877,323
Frontier Communications Corp., 2020 DIP Exit Term Loan, 5.75%, (1-month LIBOR plus 4.75%), 10/8/21	800,000	799,000
Windstream Services, LLC, 2020 Exit Term Loan B, 7.25%, (1-month LIBOR plus 6.25%), 9/21/27	49,874	49,968
		1,726,291
Energy Equipment and Services — 0.1%
Apergy Corporation, 2020 Term Loan, 6.00%, (3-month LIBOR plus 5.00%), 6/3/27	1,174,494	1,198,717
Parker Drilling Co, 2nd Lien PIK Term Loan, 11.00% Cash plus 2.00% PIK, 3/26/24	31,890	29,658
		1,228,375
Entertainment — 0.1%
Allen Media, LLC, 2020 Term Loan B, 5.70%, (3-month LIBOR plus 5.50%), 2/10/27	469,648	469,882
Hotels, Restaurants and Leisure — 0.1%
1011778 B.C. Unlimited Liability Company, Term Loan B4, 1.86%, (1-month LIBOR plus 1.75%), 11/19/26	313,689	308,494
Boyd Gaming Corporation, Term Loan B3, 2.33%, (1-week LIBOR plus 2.25%), 9/15/23	58,325	58,280
Gateway Casinos & Entertainment Limited, 2018 Term Loan B, 4.50% Cash plus 3.00% PIK, 12/1/23	150,186	148,168
Golden Nugget, Inc., 2017 Incremental Term Loan B, 3.25%, (2-month LIBOR plus 2.50%), 10/4/23	283,908	279,980
Golden Nugget, Inc., 2020 Initial Term Loan, 13.00%, (3-month LIBOR plus 12.00%), 10/4/23	100,000	114,500
		909,422
Insurance†
Asurion LLC, 2020 Term Loan B8, 3.36%, (1-month LIBOR plus 3.25%), 12/23/26	54,291	54,015
Hub International Limited, 2018 Term Loan B, 3.22%, (3-month LIBOR plus 3.00%), 4/25/25	365,520	360,907
		414,922
38

	Principal Amount/Shares	Value
Media — 0.1%
Cengage Learning, Inc., 2016 Term Loan B, 5.25%, (3-month LIBOR plus 4.25%), 6/7/23	$490,979	$486,786
Diamond Sports Group, LLC, Term Loan, 3.36%, (1-month LIBOR plus 3.25%), 8/24/26	172,375	119,657
		606,443
Oil, Gas and Consumable Fuels — 0.1%
Ascent Resources - Utica, 2020 Fixed 2nd Lien Term Loan, 10.00%, (3-month LIBOR plus 9.00%), 11/1/25	895,000	994,940
CITGO Holding Inc., 2019 Term Loan B, 8.00%, (3-month LIBOR plus 7.00%), 8/1/23	344,750	332,512
		1,327,452
Road and Rail†
PODS, LLC, 2021 Term Loan B, 3/24/28(9)	100,000	99,637
Specialty Retail†
Serta Simmons Bedding, LLC, 2nd Lien Term Loan, 9.00%, (3-month LIBOR plus 8.00%), 11/8/24	94,933	50,382
Staples, Inc., 7 Year Term Loan, 5.21%, (3-month LIBOR plus 5.00%), 4/16/26	270,188	264,034
		314,416
TOTAL BANK LOAN OBLIGATIONS (Cost $7,548,484)		7,597,240
COMMON STOCKS — 0.3%
Auto Components†
Exide Technologies(3)	3,465	35
Chemicals†
Hexion Holdings Corp., Class B(3)	12,508	187,620
Diversified Telecommunication Services†
Colt, Class B (Acquired 5/18/16, Cost $338)(3)(10)	676	—
Electrical Equipment†
Exide Technologies (Acquired 5/14/15, Cost $—)(3)(10)	162	1
Energy Equipment and Services — 0.2%
FTS International, Inc., Class A(3)	22,540	557,639
Noble Corp.(3)	827	14,907
Noble Corp.(3)	39,840	718,116
Parker Drilling Co.(3)	963	6,356
Superior Energy Services(3)	8,869	257,201
		1,554,219
Machinery†
UC Holdings, Inc. (Acquired 9/21/15 - 9/30/15, Cost $103,222)(3)(10)	4,088	36,792
Metals and Mining†
Petra Diamonds Ltd. (Acquired 1/4/21, Cost $55,637)(3)(10)	2,704,982	54,445
Oil, Gas and Consumable Fuels — 0.1%
Bruin Blocker LLC (Acquired 7/23/18 - 9.24/18, Cost $845,707)(3)(10)	38,215	36,270
California Resources Corp.(3)	17,548	422,205
Chaparral Energy, Inc.(3)	2,960	22,940
Denbury, Inc.(3)	1,609	77,055
Nine Point Energy (Acquired 6/19/17 - 4/4/18, Cost $12,544)(3)(10)	1,082	2,164
Sabine Oil & Gas Holdings, Inc.(3)	13	182
39

	Principal Amount/Shares	Value
Warren Resources, Inc. (Acquired 10/19/16, Cost $4,800)(3)(10)	960	$960
		561,776
Transportation Infrastructure†
syncreon (Acquired 8/1/19, Cost $11,399)(3)(10)	829	41,243
TOTAL COMMON STOCKS (Cost $3,698,783)		2,436,131
WARRANTS†
Independent Power and Renewable Electricity Producers†
Vistra Corp.(3)	1,215	395
Media†
iHeartMedia, Inc.(3)	342	5,173
Oil, Gas and Consumable Fuels†
California Resources Corp.(3)	66	300
Denbury, Inc.(3)	2,542	53,382
		53,682
Paper and Forest Products†
Appvion Holdings Corp.(3)	195	—
Appvion Holdings Corp.(3)	195	—
		—
TOTAL WARRANTS (Cost $5,825)		59,250
ESCROW INTERESTS(11)†
Automobiles†
Exide Technologies(3)	$241,970	12,099
Diversified Financial Services†
Denver Parent, Escrow(3)	63,341	—
Electric Utilities†
GenOn Energy(3)	25,000	—
GenOn Energy, Inc.(3)	75,000	—
Texas Competitive Electric Holdings Co., Escrow(3)	200,000	210
		210
Energy Equipment and Services†
Hercules Offshore, Inc., Escrow(3)	3,570	9,818
Sanjel Corp.(3)	200,000	—
		9,818
Oil, Gas and Consumable Fuels†
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp.(3)	500,000	5,500
Sanchez Energy Corp.(3)	475,000	2,969
Sanchez Energy Corp.(3)	775,000	4,843
		13,312
Paper and Forest Products†
Appvion, Inc., Escrow(3)	200,000	11,000
Thrifts and Mortgage Finance†
Washington Mutual Bank, Escrow(3)	250,000	3,250
TOTAL ESCROW INTERESTS (Cost $1,905,727)		49,689
CONVERTIBLE BONDS†
Wireless Telecommunication Services†
Digicel Group Ltd., 7.00% PIK(1)(12) (Cost $5,868)	57,464	42,219
40

	Principal Amount/Shares	Value
RIGHTS†
Independent Power and Renewable Electricity Producers†
Vistra Energy Corp.(3) (Cost $—)	3,425	$3,767
TEMPORARY CASH INVESTMENTS — 4.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $47,290,049)	47,290,049	47,290,049
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $1,024,740,034)		1,068,563,370
OTHER ASSETS AND LIABILITIES — 0.2%		2,596,920
TOTAL NET ASSETS — 100.0%		$1,071,160,290

NOTES TO SCHEDULE OF INVESTMENTS
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
PIK	-	Payment in Kind. Security may pay a cash rate and/or an in kind rate.
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $699,332,641, which represented 65.3% of total net assets. Of these securities, 0.8% of total net assets were deemed illiquid under policies approved by the Board of Trustees.
(2)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(3)Non-income producing.
(4)Security is in default.
(5)The security's rate was paid in cash at the last payment date.
(6)The security's rate was paid in kind or a combination of cash and in kind at the last payment date.
(7)Maturity is in default.
(8)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(9)The interest rate will be determined upon settlement of the bank loan obligation after period end.
(10)Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $175,475, which represented less than 0.05% of total net assets.
(11)Escrow interests represent beneficial interests in bankruptcy reorganizations or liquidation proceedings and may be subject to resale, redemption, or transferability restrictions. The amount and timing of future payments, if any, cannot be predicted with certainty.
(12)Perpetual maturity with no stated maturity date.

See Notes to Financial Statements.
41

Statement of Assets and Liabilities

MARCH 31, 2021
Assets
Investment securities, at value (cost of $1,024,740,034)	$1,068,563,370
Cash	230,217
Receivable for investments sold	2,237,958
Receivable for capital shares sold	1,959,583
Interest and dividends receivable	15,326,427
1,088,317,555

Liabilities
Payable for investments purchased	14,265,349
Payable for capital shares redeemed	795,957
Accrued management fees	516,669
Distribution and service fees payable	759
Dividends payable	1,578,531
17,157,265

Net Assets	$1,071,160,290

Net Assets Consist of:
Capital paid in	$1,033,643,724
Distributable earnings	37,516,566
$1,071,160,290

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$40,745,829	4,197,837	$9.71
I Class	$127,683,719	13,163,207	$9.70
Y Class	$615,479,206	63,431,945	$9.70
A Class	$4,761,155	490,538	$9.71*
R5 Class	$141,637	14,596	$9.70
R6 Class	$282,348,744	29,115,374	$9.70
*Maximum offering price $10.17 (net asset value divided by 0.955).

See Notes to Financial Statements.

42

Statement of Operations

YEAR ENDED MARCH 31, 2021
Investment Income (Loss)
Income:
Interest	$47,665,198
Dividends	5,169
47,670,367

Expenses:
Management fees	4,611,357
Distribution and service fees - A Class	8,251
Trustees' fees and expenses	54,294
Other expenses	371
4,674,273

Net investment income (loss)	42,996,094

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	1,751,413
Change in net unrealized appreciation (depreciation) on investments	117,766,998

Net realized and unrealized gain (loss)	119,518,411

Net Increase (Decrease) in Net Assets Resulting from Operations	$162,514,505

See Notes to Financial Statements.

43

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2021 AND MARCH 31, 2020
Increase (Decrease) in Net Assets	March 31, 2021	March 31, 2020
Operations
Net investment income (loss)	$42,996,094	$22,951,339
Net realized gain (loss)	1,751,413	(3,843,211)
Change in net unrealized appreciation (depreciation)	117,766,998	(69,478,605)
Net increase (decrease) in net assets resulting from operations	162,514,505	(50,370,477)

Distributions to Shareholders
From earnings:
Investor Class	(1,541,275)	(1,120,993)
I Class	(4,914,826)	(2,883,230)
Y Class	(24,798,707)	(13,638,015)
A Class	(169,719)	(110,089)
R5 Class	(7,085)	(7,056)
R6 Class	(12,609,523)	(5,964,245)
Decrease in net assets from distributions	(44,041,135)	(23,723,628)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	481,665,254	279,721,450

Net increase (decrease) in net assets	600,138,624	205,627,345

Net Assets
Beginning of period	471,021,666	265,394,321
End of period	$1,071,160,290	$471,021,666

See Notes to Financial Statements.

44

Notes to Financial Statements

MARCH 31, 2021

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek current yield and capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, R5 Class and R6 Class. The A Class may incur an initial sales charge and may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, bank loan obligations and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Open-end management investment companies are valued at the reported NAV per share.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been
45

declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

46

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM has engaged Nomura Corporate Research and Asset Management Inc. (NCRAM) to serve as a subadvisor for the fund and to manage the fund’s assets. NCRAM is responsible for the day-to-day management of the fund, subject to the general supervision of the Board of Trustees and the investment advisor and in accordance with the investment objective, policies and restrictions of the fund. ACIM pays all costs associated with retaining NCRAM as the subadvisor of the fund. A subsidiary of NCRAM’s parent company indirectly owns a non-controlling equity interest in ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	R5 Class	R6 Class
0.775%	0.675%	0.575%	0.775%	0.575%	0.525%

Distribution and Service Fees — The Board of Trustees has adopted a Master Distribution and Individual Shareholder Services Plan (the plan) for the A Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the A Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the period ended March 31, 2021 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2021 were $828,758,923 and $391,891,681, respectively.
47

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2021		Year ended March 31, 2020
	Shares	Amount	Shares	Amount
Investor Class
Sold	4,931,694	$46,156,472	2,582,968	$24,120,040
Issued in reinvestment of distributions	145,331	1,354,453	110,350	1,019,509
Redeemed	(2,887,997)	(27,263,701)	(2,485,789)	(21,937,345)
	2,189,028	20,247,224	207,529	3,202,204
I Class
Sold	8,731,066	80,903,647	8,352,870	78,150,692
Issued in reinvestment of distributions	529,547	4,914,190	313,010	2,880,273
Redeemed	(2,769,230)	(25,693,067)	(4,658,566)	(42,376,491)
	6,491,383	60,124,770	4,007,314	38,654,474
Y Class
Sold	41,173,779	375,822,349	28,658,736	267,758,192
Issued in reinvestment of distributions	1,150,276	10,653,535	527,541	4,858,908
Redeemed	(14,708,114)	(130,894,050)	(6,793,258)	(60,475,175)
	27,615,941	255,581,834	22,393,019	212,141,925
A Class
Sold	283,426	2,669,683	382,324	3,587,904
Issued in reinvestment of distributions	18,251	167,982	11,759	107,889
Redeemed	(153,914)	(1,430,846)	(150,475)	(1,402,229)
	147,763	1,406,819	243,608	2,293,564
R5 Class
Sold	1,866	16,794	3,507	32,230
Issued in reinvestment of distributions	768	7,085	763	7,056
Redeemed	(1,024)	(8,800)	(6,930)	(64,798)
	1,610	15,079	(2,660)	(25,512)
R6 Class
Sold	18,503,624	166,305,894	3,272,990	30,517,557
Issued in reinvestment of distributions	1,357,778	12,609,480	647,328	5,964,033
Redeemed	(3,702,511)	(34,625,846)	(1,440,560)	(13,026,795)
	16,158,891	144,289,528	2,479,758	23,454,795
Net increase (decrease)	52,604,616	$481,665,254	29,328,568	$279,721,450

48

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$989,740,607	—
Preferred Stocks	$848,061	20,496,357	—
Bank Loan Obligations	—	7,597,240	—
Common Stocks	1,305,320	1,130,811	—
Warrants	53,682	5,568	—
Escrow Interests	—	49,689	—
Convertible Bonds	—	42,219	—
Rights	—	3,767	—
Temporary Cash Investments	47,290,049	—	—
	$49,497,112	$1,019,066,258	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund invests primarily in high-yield and lower-quality debt securities, which are subject to substantial risks including liquidity risk and credit risk.
The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. However, LIBOR is expected to be phased out and the transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

49

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$44,041,135	$23,723,628
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,026,047,341
Gross tax appreciation of investments	$55,082,059
Gross tax depreciation of investments	(12,566,030)
Net tax appreciation (depreciation) of investments	$42,516,029
Other book-to-tax adjustments	$(49,453)
Undistributed ordinary income	$49,480
Accumulated long-term capital losses	$(4,999,490)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
50

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$8.15	0.48	1.57	2.05	(0.49)	$9.71	25.69%	0.78%	0.78%	5.21%	52%	$40,746
2020	$9.32	0.48	(1.16)	(0.68)	(0.49)	$8.15	(7.76)%	0.78%	0.78%	5.14%	55%	$16,377
2019	$9.43	0.53	(0.11)	0.42	(0.53)	$9.32	4.65%	0.78%	0.78%	5.73%	43%	$16,796
2018(3)	$9.68	0.27	(0.24)	0.03	(0.28)	$9.43	0.29%	0.78%(4)	0.78%(4)	5.70%(4)	26%	$1,401
I Class
2021	$8.15	0.49	1.56	2.05	(0.50)	$9.70	25.68%	0.68%	0.68%	5.31%	52%	$127,684
2020	$9.32	0.48	(1.15)	(0.67)	(0.50)	$8.15	(7.66)%	0.68%	0.68%	5.24%	55%	$54,346
2019	$9.42	0.54	(0.10)	0.44	(0.54)	$9.32	4.86%	0.68%	0.68%	5.83%	43%	$24,825
2018(3)	$9.68	0.27	(0.25)	0.02	(0.28)	$9.42	0.23%	0.68%(4)	0.68%(4)	5.80%(4)	26%	$8,078
Y Class
2021	$8.15	0.50	1.56	2.06	(0.51)	$9.70	25.81%	0.58%	0.58%	5.41%	52%	$615,479
2020	$9.32	0.49	(1.15)	(0.66)	(0.51)	$8.15	(7.57)%	0.58%	0.58%	5.34%	55%	$291,873
2019	$9.42	0.55	(0.10)	0.45	(0.55)	$9.32	4.97%	0.58%	0.58%	5.93%	43%	$125,104
2018(5)	$9.68	0.28	(0.25)	0.03	(0.29)	$9.42	0.31%	0.58%(4)	0.58%(4)	5.90%(4)	26%	$141,643
2017	$9.42	0.56	0.24	0.80	(0.54)	$9.68	8.74%	0.58%	1.00%	5.83%(6)	81%	$127,414
2016	$8.95	0.58	0.46	1.04	(0.57)(7)	$9.42	12.15%	0.61%	1.49%	6.37%(6)	116%	$94,197

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2021	$8.15	0.46	1.57	2.03	(0.47)	$9.71	25.38%	1.03%	1.03%	4.96%	52%	$4,761
2020	$9.32	0.45	(1.15)	(0.70)	(0.47)	$8.15	(7.99)%	1.03%	1.03%	4.89%	55%	$2,793
2019	$9.42	0.51	(0.10)	0.41	(0.51)	$9.32	4.50%	1.03%	1.03%	5.48%	43%	$924
2018(3)	$9.68	0.26	(0.25)	0.01	(0.27)	$9.42	0.06%	1.03%(4)	1.03%(4)	5.45%(4)	26%	$5
R5 Class
2021	$8.15	0.50	1.56	2.06	(0.51)	$9.70	25.81%	0.58%	0.58%	5.41%	52%	$142
2020	$9.32	0.50	(1.16)	(0.66)	(0.51)	$8.15	(7.56)%	0.58%	0.58%	5.34%	55%	$106
2019	$9.42	0.55	(0.10)	0.45	(0.55)	$9.32	4.96%	0.58%	0.58%	5.93%	43%	$146
2018(3)	$9.68	0.28	(0.25)	0.03	(0.29)	$9.42	0.27%	0.58%(4)	0.58%(4)	5.90%(4)	26%	$5
R6 Class
2021	$8.14	0.50	1.58	2.08	(0.52)	$9.70	25.87%	0.53%	0.53%	5.46%	52%	$282,349
2020	$9.32	0.50	(1.16)	(0.66)	(0.52)	$8.14	(7.53)%	0.53%	0.53%	5.39%	55%	$105,526
2019	$9.42	0.56	(0.10)	0.46	(0.56)	$9.32	5.02%	0.53%	0.53%	5.98%	43%	$97,599
2018(3)	$9.68	0.26	(0.23)	0.03	(0.29)	$9.42	0.31%	0.53%(4)	0.53%(4)	5.95%(4)	26%	$6,969

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)October 2, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)October 1, 2017 through March 31, 2018. The fund's fiscal year end was changed from September 30 to March 31, resulting in a six-month annual reporting period. For the years before March 31, 2018, the fund's fiscal year end was September 30.
(6)The ratio of net investment income (loss) to average net assets would have been lower if a portion of the fees had not been waived and/or reimbursed.
(7)Per-share amount includes a distribution from tax return of capital of less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Income Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for the years ended March 31, 2021, March 31, 2020 and March 31, 2019, and the periods ended March 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for the years ended March 31, 2021, March 31, 2020 and March 31, 2019, and the periods ended March 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
The financial statements as of and for the year ended on September 30, 2017 and the financial highlights for each of the periods ended on or prior to September 30, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 29, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	CYS Investments, Inc. (2012-2017); Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	66	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	138	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93333 2105

Annual Report

March 31, 2021

High-Yield Fund
Investor Class (ABHIX)
I Class (AHYHX)
Y Class (AHYLX)
A Class (AHYVX)
C Class (AHDCX)
R Class (AHYRX)
R5 Class (ACYIX)
R6 Class (AHYDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Soared, Bonds Moderated Amid Growing Economic Optimism

March 31 marked the end of a remarkable 12-month period, as the COVID-19 pandemic wreaked havoc on global economies, governments and society. In response, states issued unprecedented lockdown orders. Unemployment surged, corporate earnings plunged and second-quarter-2020 gross domestic product sank a record 31.4% (annualized). This triggered soaring demand for safe-haven assets.

Swift and significant action from the Federal Reserve and the federal government helped reignite investor confidence and bolster the economic backdrop. Riskier assets quickly rebounded from their early 2020 lows. The economy expanded a record 33.4% in the third quarter and continued to grow amid the gradual lifting of lockdowns and the emergency approval of vaccines.

Late in the reporting period, improving vaccine distributions, additional federal coronavirus aid and ongoing reopenings bolstered the economic and earnings outlooks. This improving backdrop combined with massive monetary and fiscal support helped fuel a 12-month gain of 56% for the S&P 500 Index. These same economic dynamics lifted longer-term inflation expectations and U.S. Treasury yields, pressuring investment-grade bond returns. After rallying through most of 2020, the Bloomberg Barclays U.S. Aggregate Bond Index gained less than 1% for the 12-month period.

A Return to Normalcy in Sight

The return to pre-pandemic life appears to be on the horizon, thanks largely to expanding vaccine availability. In addition, medical professionals continue to improve treatment protocols for those afflicted with the virus. Until the U.S. is fully reopened, investors still may face the effects of regional virus-related restrictions, economic and political uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ABHIX	18.52%	6.34%	5.11%	—	9/30/97
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	—	23.65%	8.04%	6.47%	—	—
I Class	AHYHX	18.61%	—	—	4.88%	4/10/17
Y Class	AHYLX	18.76%	—	—	4.94%	4/10/17
A Class	AHYVX					3/8/02
No sales charge		18.23%	6.07%	4.85%	—
With sales charge		12.84%	5.11%	4.37%	—
C Class	AHDCX	17.35%	5.29%	4.07%	—	12/10/01
R Class	AHYRX	17.94%	5.81%	4.59%	—	7/29/05
R5 Class	ACYIX	18.76%	6.55%	5.32%	—	8/2/04
R6 Class	AHYDX	18.61%	6.57%	—	4.60%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2021
Investor Class — $16,470

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index— $18,724

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.78%	0.68%	0.58%	1.03%	1.78%	1.28%	0.58%	0.53%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Jeffrey Houston, Gavin Fleischman and Charles Tan

Performance Summary

High-Yield returned 18.52%* for the 12 months ended March 31, 2021, compared with the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, which returned 23.65%. Performance for the fund and the index represented the best fiscal year results in the last 10 years. Fund returns reflect operating expenses, while index returns do not.
The reporting period began with the world scrambling to assess the impact of COVID-19. For bond investors, low rates and aggressive monetary actions by the Federal Reserve (Fed) translated into solid gains, most notably in high-yield corporate bonds. A record 31.4% decline (annualized) in the U.S. second-quarter gross domestic product reflected the scope of the shutdowns and stay-at-home orders. But consumer confidence, consumer spending and manufacturing started rebounding shortly thereafter, thanks to aggressive responses from the Fed and the federal government.

Already committed to holding its key lending rate near 0% and purchasing $120 billion in bonds per month, the Fed unveiled its new inflation strategy in the third quarter of 2020. After years of targeting a 2.0% inflation rate, the Fed shifted to an average 2.0% goal. This paved the way for higher inflation as policymakers recommitted to keeping short-term rates steady through at least 2023. The U.S. economy roared back in the third quarter with a record 33.4% expansion (annualized), and growth continued at a robust clip through the balance of the period. As corporate fundamentals improved and bond investors’ risk appetites subsequently increased, demand for high-yield corporate bonds remained strong. Bolstered by $2.8 trillion in fiscal relief funds approved between late December and mid-March and the rollout of COVID-19 vaccines, economic outlooks further brightened.

Economic gains led to a considerable surge in U.S. Treasury yields in the final months of the period, which weighed on 12-month returns for government bonds. Nonetheless, the high-yield market, which received a boost from resurgent oil prices, declining default rates and a rallying stock market, outperformed investment-grade bonds. Against this backdrop, our bias toward the higher-quality segments of the high-yield universe accounted for much of the portfolio’s underperformance.

Defensive Positioning Hindered Performance

The recovering economy, robust growth prospects, attractive debt-refinancing rates and investor demand for yield combined to support gains in lower-rated corporate bonds. An underweight position relative to the index in securities with CCC credit ratings detracted from relative performance. Notably, our aversion to distressed situations among oil field services companies hurt as oil prices rebounded from historic lows.

Underweight stakes in other energy-related sectors also hurt relative results, as did limited exposure to airlines, which rebounded as the COVID-19 vaccine rollout boosted the travel

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

industry’s outlook. The risk-on mindset that dominated most of the period also hindered returns from more defensive sectors, such as cable and satellite and electric utilities. However, our underweight position to electric utilities late in the period proved beneficial.

Financials Sector Positions Provided a Lift

The improving economic conditions shored up fundamentals among financial services firms, and the portfolio benefited from exposure to finance companies and banks. Select forays into the new-issues market also proved advantageous as investor demand for higher-yielding securities remained solid through most of the period. Separately, although our B- and BB-rated bonds underperformed lower-quality issues, our out-of-index exposure to BBB-rated investment-grade bonds enhanced returns.

Portfolio Positioning

Amid expanding COVID-19 vaccine availability and declining infection rates, we believe industry reopenings and the ongoing recovery, coupled with record fiscal spending, should promote a strong fundamental backdrop for the U.S. economy going forward. We expect the Fed to remain accommodative, keeping interest rates ultralow in pursuit of labor market gains—even if those gains come at the expense of higher inflation. We also see no immediate changes to the Fed’s quantitative easing program.

We anticipate the economy’s strong recovery will continue to bolster the high-yield corporate bond market in the coming quarters. Healthy fundamentals and historically low rates have spurred record-setting new issuance. This backdrop has also allowed companies to refinance current debt at lower rates while building up liquidity, and it has helped reduce default and downgrade risks. Furthermore, yields on U.S. bonds are attractive to investors in Europe and Asia, where rates have lingered at much lower levels.

Against this backdrop, we continue to pursue investment opportunities with compelling risk/reward profiles, although valuations have grown more challenging. We are primarily focusing on the new-issues market, while continuing to avoid distressed areas. As always, we favor a bottom-up approach to portfolio management, emphasizing careful security selection.

6

Fund Characteristics

MARCH 31, 2021
Portfolio at a Glance
Average Duration (effective)	3.8 years
Weighted Average Life to Maturity	6.3 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	87.9%
Exchange-Traded Funds	3.9%
Preferred Stocks	1.0%
Bank Loan Obligations	1.0%
Asset-Backed Securities	0.2%
Temporary Cash Investments	5.1%
Temporary Cash Investments - Securities Lending Collateral	2.5%
Other Assets and Liabilities	(1.6)%
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period(1) 10/1/20 - 3/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,057.90	$3.95	0.77%
I Class	$1,000	$1,058.30	$3.44	0.67%
Y Class	$1,000	$1,057.00	$2.92	0.57%
A Class	$1,000	$1,054.60	$5.22	1.02%
C Class	$1,000	$1,052.60	$9.06	1.77%
R Class	$1,000	$1,055.20	$6.51	1.27%
R5 Class	$1,000	$1,057.00	$2.92	0.57%
R6 Class	$1,000	$1,057.30	$2.67	0.52%
Hypothetical
Investor Class	$1,000	$1,021.09	$3.88	0.77%
I Class	$1,000	$1,021.59	$3.38	0.67%
Y Class	$1,000	$1,022.09	$2.87	0.57%
A Class	$1,000	$1,019.85	$5.14	1.02%
C Class	$1,000	$1,016.11	$8.90	1.77%
R Class	$1,000	$1,018.60	$6.39	1.27%
R5 Class	$1,000	$1,022.09	$2.87	0.57%
R6 Class	$1,000	$1,022.34	$2.62	0.52%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2021

	Principal Amount/Shares	Value
CORPORATE BONDS — 87.9%
Aerospace and Defense — 2.5%
Bombardier, Inc., 8.75%, 12/1/21(1)	$160,000	$168,133
Bombardier, Inc., 5.75%, 3/15/22(1)	215,000	224,353
Bombardier, Inc., 6.00%, 10/15/22(1)	185,000	185,347
Bombardier, Inc., 7.50%, 3/15/25(1)	305,000	300,425
Howmet Aerospace, Inc., 5.125%, 10/1/24	175,000	192,701
Rolls-Royce plc, 5.75%, 10/15/27(1)	250,000	266,325
TransDigm, Inc., 6.25%, 3/15/26(1)	1,000,000	1,061,455
TransDigm, Inc., 6.375%, 6/15/26	520,000	538,525
TransDigm, Inc., 4.625%, 1/15/29(1)	500,000	493,650
		3,430,914
Airlines — 1.3%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	504,000	525,138
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd., 5.75%, 1/20/26(1)	420,000	446,817
United Airlines Holdings, Inc., 5.00%, 2/1/24(2)	555,000	564,366
United Airlines Pass Through Trust, 4.875%, 7/15/27	243,000	255,089
		1,791,410
Auto Components — 0.1%
ZF North America Capital, Inc., 4.75%, 4/29/25(1)	160,000	171,965
Automobiles — 1.7%
Ford Motor Co., 8.50%, 4/21/23	1,080,000	1,205,550
Ford Motor Credit Co. LLC, 2.98%, 8/3/22	300,000	304,875
Nissan Motor Co. Ltd., 4.35%, 9/17/27(1)	750,000	816,318
		2,326,743
Banks — 0.4%
CIT Group, Inc., VRN, 4.125%, 11/13/29	540,000	550,800
Biotechnology — 0.4%
Emergent BioSolutions, Inc., 3.875%, 8/15/28(1)	569,000	557,264
Building Products — 0.8%
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	120,000	125,976
Griffon Corp., 5.75%, 3/1/28	800,000	852,000
Standard Industries, Inc., 4.75%, 1/15/28(1)	135,000	140,110
		1,118,086
Capital Markets — 2.9%
FS KKR Capital Corp., 3.40%, 1/15/26	685,000	679,878
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 4.375%, 2/1/29(1)	715,000	699,599
LPL Holdings, Inc., 4.625%, 11/15/27(1)	75,000	78,047
LPL Holdings, Inc., 4.00%, 3/15/29(1)	299,000	301,616
MSCI, Inc., 4.00%, 11/15/29(1)	420,000	432,663
Owl Rock Capital Corp., 3.40%, 7/15/26	420,000	425,812
Owl Rock Technology Finance Corp., 4.75%, 12/15/25(1)	400,000	428,692
Owl Rock Technology Finance Corp., 3.75%, 6/17/26(1)	255,000	260,958
Prospect Capital Corp., 3.71%, 1/22/26	720,000	711,678
		4,018,943
10

	Principal Amount/Shares	Value
Chemicals — 2.6%
CF Industries, Inc., 4.95%, 6/1/43	$500,000	$573,603
Chemours Co. (The), 5.75%, 11/15/28(1)	400,000	421,916
Olin Corp., 5.125%, 9/15/27	360,000	373,050
Olin Corp., 5.625%, 8/1/29	500,000	539,915
Tronox Finance plc, 5.75%, 10/1/25(1)	680,000	709,328
Tronox, Inc., 4.625%, 3/15/29(1)	500,000	501,250
Valvoline, Inc., 3.625%, 6/15/31(1)	500,000	484,375
		3,603,437
Commercial Services and Supplies — 1.2%
Clean Harbors, Inc., 4.875%, 7/15/27(1)	500,000	528,345
GFL Environmental, Inc., 4.00%, 8/1/28(1)	700,000	678,562
Prime Security Services Borrower LLC / Prime Finance, Inc., 5.25%, 4/15/24(1)	500,000	533,950
		1,740,857
Communications Equipment — 0.9%
CommScope Technologies LLC, 5.00%, 3/15/27(1)	345,000	342,414
CommScope, Inc., 8.25%, 3/1/27(1)	795,000	851,648
		1,194,062
Construction and Engineering — 0.2%
Arcosa, Inc., 4.375%, 4/15/29(1)(3)	250,000	253,906
Consumer Finance — 2.1%
Ally Financial, Inc., 5.75%, 11/20/25	430,000	488,810
Avolon Holdings Funding Ltd., 4.25%, 4/15/26(1)	1,035,000	1,085,042
Navient Corp., 4.875%, 3/15/28	640,000	627,200
Park Aerospace Holdings Ltd., 5.50%, 2/15/24(1)	650,000	707,030
		2,908,082
Containers and Packaging — 2.5%
ARD Finance SA, 6.50% Cash or 7.25% PIK, 6/30/27(1)(4)	800,000	841,000
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc, 4.00%, 9/1/29(1)	416,000	415,842
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 4.125%, 8/15/26(1)	600,000	615,588
Ball Corp., 5.25%, 7/1/25	250,000	282,969
Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24(1)	480,000	487,200
Mauser Packaging Solutions Holding Co., 7.25%, 4/15/25(1)	100,000	100,125
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(1)	240,000	257,550
Sealed Air Corp., 5.125%, 12/1/24(1)	440,000	477,675
		3,477,949
Diversified Financial Services — 0.1%
Deutsche Bank AG (New York), VRN, 3.73%, 1/14/32	150,000	145,622
Diversified Telecommunication Services — 2.1%
Altice France SA, 7.375%, 5/1/26(1)	815,000	848,700
Cincinnati Bell, Inc., 7.00%, 7/15/24(1)	195,000	201,581
Hughes Satellite Systems Corp., 5.25%, 8/1/26	480,000	529,735
Lumen Technologies, Inc., 5.80%, 3/15/22	430,000	445,631
Telecom Italia Capital SA, 6.375%, 11/15/33	750,000	884,531
		2,910,178
Electric Utilities — 0.4%
NRG Energy, Inc., 7.25%, 5/15/26	530,000	551,995
Electronic Equipment, Instruments and Components — 0.3%
Sensata Technologies BV, 5.00%, 10/1/25(1)	338,000	374,124
11

	Principal Amount/Shares	Value
Energy Equipment and Services — 0.4%
Precision Drilling Corp., 5.25%, 11/15/24(2)	$375,000	$347,578
Transocean Poseidon Ltd., 6.875%, 2/1/27(1)	250,000	231,546
		579,124
Entertainment — 0.9%
Live Nation Entertainment, Inc., 3.75%, 1/15/28(1)	750,000	741,094
Netflix, Inc., 4.875%, 4/15/28	452,000	512,062
		1,253,156
Equity Real Estate Investment Trusts (REITs) — 3.6%
EPR Properties, 4.75%, 12/15/26	131,000	137,818
EPR Properties, 4.95%, 4/15/28	190,000	195,790
Iron Mountain, Inc., 4.875%, 9/15/29(1)	1,300,000	1,317,485
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24	475,000	510,741
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 3.875%, 2/15/29(1)	850,000	848,300
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27	840,000	885,175
MPT Operating Partnership LP / MPT Finance Corp., 3.50%, 3/15/31	350,000	343,900
RHP Hotel Properties LP / RHP Finance Corp., 4.50%, 2/15/29(1)	745,000	749,820
Spirit Realty LP, 2.10%, 3/15/28	55,000	53,543
		5,042,572
Food and Staples Retailing — 2.0%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 2/15/23(1)	890,000	908,690
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 3/15/29(1)	350,000	333,512
Rite Aid Corp., 7.50%, 7/1/25(1)	773,000	804,326
Rite Aid Corp., 8.00%, 11/15/26(1)	169,000	177,661
United Natural Foods, Inc., 6.75%, 10/15/28(1)(2)	550,000	588,500
		2,812,689
Food Products — 3.5%
Kraft Heinz Foods Co., 3.00%, 6/1/26	463,000	487,570
Kraft Heinz Foods Co., 3.75%, 4/1/30	880,000	935,730
Kraft Heinz Foods Co., 4.375%, 6/1/46	500,000	523,881
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(1)	460,000	478,501
Pilgrim's Pride Corp., 5.75%, 3/15/25(1)	755,000	771,497
Post Holdings, Inc., 5.50%, 12/15/29(1)	250,000	268,019
Post Holdings, Inc., 4.625%, 4/15/30(1)	250,000	250,937
Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed, Inc., 4.625%, 3/1/29(1)	500,000	505,010
US Foods, Inc., 4.75%, 2/15/29(1)	730,000	730,912
		4,952,057
Health Care Equipment and Supplies — 0.5%
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 7.375%, 6/1/25(1)	644,000	693,572
Health Care Providers and Services — 5.6%
Acadia Healthcare Co., Inc., 5.50%, 7/1/28(1)	485,000	511,493
Catalent Pharma Solutions, Inc., 5.00%, 7/15/27(1)	480,000	503,611
Centene Corp., 4.625%, 12/15/29	320,000	346,752
CHS / Community Health Systems, Inc., 8.125%, 6/30/24(1)	85,000	89,382
CHS / Community Health Systems, Inc., 5.625%, 3/15/27(1)	400,000	419,500
12

	Principal Amount/Shares	Value
CHS / Community Health Systems, Inc., 8.00%, 12/15/27(1)	$52,000	$57,098
CHS / Community Health Systems, Inc., 6.875%, 4/1/28(1)	127,000	115,995
CHS/Community Health Systems, Inc., 6.875%, 4/15/29(1)	500,000	524,060
DaVita, Inc., 4.625%, 6/1/30(1)	650,000	663,071
HCA, Inc., 7.69%, 6/15/25	500,000	604,598
IQVIA, Inc., 5.00%, 10/15/26(1)	485,000	504,703
LifePoint Health, Inc., 5.375%, 1/15/29(1)	800,000	789,000
Molina Healthcare, Inc., 4.375%, 6/15/28(1)	420,000	432,583
Molina Healthcare, Inc., 3.875%, 11/15/30(1)	100,000	103,125
Team Health Holdings, Inc., 6.375%, 2/1/25(1)	230,000	203,821
Tenet Healthcare Corp., 6.75%, 6/15/23	780,000	846,222
Tenet Healthcare Corp., 5.125%, 5/1/25	500,000	507,650
Tenet Healthcare Corp., 6.125%, 10/1/28(1)	650,000	679,250
		7,901,914
Hotels, Restaurants and Leisure — 7.1%
1011778 BC ULC / New Red Finance, Inc., 4.375%, 1/15/28(1)	1,090,000	1,096,987
Aramark Services, Inc., 5.00%, 2/1/28(1)(2)	530,000	550,670
Boyd Gaming Corp., 6.375%, 4/1/26	350,000	361,862
Boyd Gaming Corp., 4.75%, 12/1/27	400,000	408,442
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(1)	1,200,000	1,206,000
Golden Nugget, Inc., 6.75%, 10/15/24(1)	610,000	617,576
Hilton Domestic Operating Co., Inc., 4.00%, 5/1/31(1)	670,000	671,256
International Game Technology plc, 5.25%, 1/15/29(1)	1,070,000	1,117,727
MGM Resorts International, 6.00%, 3/15/23	350,000	375,375
MGM Resorts International, 4.625%, 9/1/26	215,000	225,864
Penn National Gaming, Inc., 5.625%, 1/15/27(1)	680,000	705,418
Scientific Games International, Inc., 5.00%, 10/15/25(1)	260,000	269,607
Scientific Games International, Inc., 8.25%, 3/15/26(1)	200,000	214,841
Scientific Games International, Inc., 7.25%, 11/15/29(1)	810,000	880,219
Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/29(1)	649,000	657,307
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(1)	605,000	639,939
		9,999,090
Household Durables — 2.2%
Mattamy Group Corp., 4.625%, 3/1/30(1)	330,000	328,350
Meritage Homes Corp., 7.00%, 4/1/22	110,000	115,225
Meritage Homes Corp., 5.125%, 6/6/27	230,000	253,000
Newell Brands, Inc., 4.70%, 4/1/26	500,000	552,410
Shea Homes LP / Shea Homes Funding Corp., 4.75%, 4/1/29(1)	850,000	861,900
Tri Pointe Homes, Inc., 5.70%, 6/15/28	850,000	941,553
		3,052,438
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp., 4.625%, 2/1/29(1)	200,000	195,158
Insurance — 0.9%
SBL Holdings, Inc., 5.125%, 11/13/26(1)	655,000	700,485
SBL Holdings, Inc., VRN, 7.00%(1)(8)	560,000	540,400
		1,240,885
Internet and Direct Marketing Retail — 0.4%
QVC, Inc., 4.375%, 9/1/28	525,000	530,145
IT Services — 0.2%
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24	290,000	318,372
13

	Principal Amount/Shares	Value
Life Sciences Tools and Services — 0.4%
Charles River Laboratories International, Inc., 4.25%, 5/1/28(1)	$500,000	$515,845
Machinery — 0.5%
GrafTech Finance, Inc., 4.625%, 12/15/28(1)	750,000	756,562
Media — 11.2%
Altice Financing SA, 7.50%, 5/15/26(1)	1,205,000	1,260,731
AMC Networks, Inc., 4.75%, 8/1/25	730,000	749,951
AMC Networks, Inc., 4.25%, 2/15/29	750,000	730,312
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(1)	1,523,000	1,612,324
CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%, 2/1/28(1)	500,000	529,325
CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 2/1/31(1)	322,000	323,117
CSC Holdings LLC, 5.875%, 9/15/22	705,000	745,735
CSC Holdings LLC, 5.50%, 5/15/26(1)	245,000	252,901
CSC Holdings LLC, 4.625%, 12/1/30(1)	600,000	591,000
DISH DBS Corp., 5.875%, 7/15/22	600,000	627,300
DISH DBS Corp., 5.00%, 3/15/23	435,000	454,357
DISH DBS Corp., 5.875%, 11/15/24	630,000	659,790
Gray Television, Inc., 5.875%, 7/15/26(1)	455,000	472,347
Lamar Media Corp., 3.75%, 2/15/28	795,000	795,497
Nexstar Broadcasting, Inc., 5.625%, 7/15/27(1)	400,000	419,874
Sinclair Television Group, Inc., 4.125%, 12/1/30(1)	845,000	815,953
Sirius XM Radio, Inc., 5.00%, 8/1/27(1)	1,170,000	1,229,103
TEGNA, Inc., 5.50%, 9/15/24(1)	174,000	177,100
TEGNA, Inc., 4.625%, 3/15/28	323,000	329,258
Univision Communications, Inc., 5.125%, 2/15/25(1)	375,000	380,391
Urban One, Inc., 7.375%, 2/1/28(1)	710,000	735,972
ViacomCBS, Inc., VRN, 6.25%, 2/28/57	200,000	222,666
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(1)	1,060,000	1,079,610
Ziggo BV, 5.50%, 1/15/27(1)	538,000	561,185
		15,755,799
Metals and Mining — 3.7%
Alcoa Nederland Holding BV, 6.75%, 9/30/24(1)	410,000	423,940
Cleveland-Cliffs, Inc., 5.75%, 3/1/25(2)	830,000	857,452
Cleveland-Cliffs, Inc., 7.00%, 3/15/27(1)	400,000	404,000
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(1)	575,000	574,741
Freeport-McMoRan, Inc., 4.125%, 3/1/28	310,000	326,453
Freeport-McMoRan, Inc., 4.625%, 8/1/30	80,000	87,200
Freeport-McMoRan, Inc., 5.40%, 11/14/34	655,000	781,016
Novelis Corp., 5.875%, 9/30/26(1)	780,000	815,100
Teck Resources Ltd., 6.25%, 7/15/41	465,000	573,365
United States Steel Corp., 6.875%, 8/15/25	100,000	102,168
United States Steel Corp., 6.875%, 3/1/29	300,000	307,125
		5,252,560
Multiline Retail — 0.2%
Macy's Retail Holdings LLC, 5.875%, 4/1/29(1)(2)	250,000	256,833
Oil, Gas and Consumable Fuels — 8.9%
Aker BP ASA, 3.75%, 1/15/30(1)	500,000	516,868
Antero Resources Corp., 5.625%, 6/1/23	155,000	155,718
Antero Resources Corp., 7.625%, 2/1/29(1)	500,000	533,438
14

	Principal Amount/Shares	Value
Apache Corp., 4.875%, 11/15/27	$560,000	$574,840
Blue Racer Midstream LLC / Blue Racer Finance Corp., 7.625%, 12/15/25(1)	750,000	809,696
Cheniere Energy Partners LP, 5.625%, 10/1/26	350,000	366,590
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25	460,000	463,689
EnLink Midstream Partners LP, 4.85%, 7/15/26	350,000	338,548
EQM Midstream Partners LP, 4.50%, 1/15/29(1)	365,000	356,362
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 2/1/29(1)	475,000	480,047
MEG Energy Corp., 6.50%, 1/15/25(1)	295,000	305,089
MEG Energy Corp., 5.875%, 2/1/29(1)	375,000	376,875
NuStar Logistics LP, 4.75%, 2/1/22	155,000	157,519
Occidental Petroleum Corp., 2.90%, 8/15/24	750,000	742,718
Occidental Petroleum Corp., 6.375%, 9/1/28	1,200,000	1,319,376
Occidental Petroleum Corp., 3.50%, 8/15/29	500,000	469,775
Occidental Petroleum Corp., 6.125%, 1/1/31	750,000	829,556
Occidental Petroleum Corp., 6.45%, 9/15/36	500,000	552,630
SM Energy Co., 5.00%, 1/15/24(2)	365,000	344,195
Southwestern Energy Co., 6.45%, 1/23/25	555,000	596,792
Sunoco LP / Sunoco Finance Corp., 5.50%, 2/15/26	850,000	875,321
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.00%, 3/1/27(1)	500,000	506,250
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	471,000	474,111
WPX Energy, Inc., 5.25%, 10/15/27	325,000	346,843
		12,492,846
Personal Products — 0.2%
Avon Products, Inc., 6.50%, 3/15/23	280,000	298,725
Pharmaceuticals — 2.8%
AdaptHealth LLC, 4.625%, 8/1/29(1)	595,000	592,769
Bausch Health Cos., Inc., 6.125%, 4/15/25(1)	700,000	718,340
Bausch Health Cos., Inc., 5.00%, 1/30/28(1)	150,000	152,063
Bausch Health Cos., Inc., 5.25%, 1/30/30(1)	260,000	261,643
Elanco Animal Health, Inc., 5.27%, 8/28/23	350,000	377,344
Endo Luxembourg Finance Co. I Sarl / Endo US, Inc., 6.125%, 4/1/29(1)	750,000	757,500
Horizon Therapeutics USA, Inc., 5.50%, 8/1/27(1)	750,000	801,892
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	300,000	287,250
		3,948,801
Professional Services — 0.4%
Jaguar Holding Co. II / PPD Development LP, 5.00%, 6/15/28(1)	550,000	573,512
Real Estate Management and Development — 1.0%
Howard Hughes Corp. (The), 4.375%, 2/1/31(1)	548,000	537,383
Realogy Group LLC / Realogy Co-Issuer Corp., 5.75%, 1/15/29(1)	901,000	889,737
		1,427,120
Road and Rail — 0.8%
United Rentals North America, Inc., 5.50%, 5/15/27	555,000	592,948
United Rentals North America, Inc., 4.875%, 1/15/28	500,000	527,310
		1,120,258
Semiconductors and Semiconductor Equipment — 0.3%
Microchip Technology, Inc., 4.25%, 9/1/25(1)	375,000	391,860
15

	Principal Amount/Shares	Value
Specialty Retail — 2.5%
BCPE Ulysses Intermediate, Inc., 7.75% Cash or 8.50% PIK, 4/1/27(1)(4)	$750,000	$779,531
LBM Acquisition LLC, 6.25%, 1/15/29(1)	650,000	670,313
PetSmart, Inc. / PetSmart Finance Corp., 7.75%, 2/15/29(1)	750,000	812,775
Rent-A-Center, Inc., 6.375%, 2/15/29(1)	480,000	510,000
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24	185,000	188,416
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25	550,000	560,942
		3,521,977
Technology Hardware, Storage and Peripherals — 0.6%
NCR Corp., 5.125%, 4/15/29(1)(3)	470,000	474,409
Western Digital Corp., 4.75%, 2/15/26	340,000	375,258
		849,667
Textiles, Apparel and Luxury Goods — 0.4%
Hanesbrands, Inc., 4.625%, 5/15/24(1)	475,000	504,821
Thrifts and Mortgage Finance — 0.7%
PennyMac Financial Services, Inc., 5.375%, 10/15/25(1)	665,000	690,137
United Wholesale Mortgage LLC, 5.50%, 4/15/29(1)(3)	340,000	340,425
		1,030,562
Trading Companies and Distributors — 0.7%
Aircastle Ltd., 5.25%, 8/11/25(1)	580,000	633,874
Beacon Roofing Supply, Inc., 4.875%, 11/1/25(1)	370,000	378,996
		1,012,870
Wireless Telecommunication Services — 2.7%
Sprint Corp., 7.25%, 9/15/21	785,000	805,685
Sprint Corp., 7.875%, 9/15/23	380,000	434,815
Sprint Corp., 7.125%, 6/15/24	550,000	633,880
Sprint Corp., 7.625%, 2/15/25	280,000	334,250
T-Mobile USA, Inc., 4.75%, 2/1/28	1,000,000	1,064,518
T-Mobile USA, Inc., 2.625%, 2/15/29	167,000	162,372
T-Mobile USA, Inc., 3.50%, 4/15/31	308,000	310,695
		3,746,215
TOTAL CORPORATE BONDS (Cost $118,516,624)		123,154,342
EXCHANGE-TRADED FUNDS — 3.9%
SPDR Blackstone Senior Loan ETF	60,000	2,744,400
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	102,200	2,793,126
TOTAL EXCHANGE-TRADED FUNDS (Cost $5,522,675)		5,537,526
PREFERRED STOCKS — 1.0%
Banks — 0.1%
HSBC Holdings plc, 4.70%	200,000	197,500
Capital Markets — 0.2%
Charles Schwab Corp. (The), Series H, 4.00%	300,000	295,275
Consumer Finance — 0.2%
Discover Financial Services, 5.50%	257,000	267,678
Trading Companies and Distributors — 0.5%
Air Lease Corp., 4.65%	700,000	693,000
TOTAL PREFERRED STOCKS (Cost $1,470,539)		1,453,453
16

	Principal Amount/Shares	Value
BANK LOAN OBLIGATIONS(5) — 1.0%
Food Products — 0.3%
United Natural Foods, Inc., Term Loan B, 3.61%, (1-month LIBOR plus 3.50%), 10/22/25	$408,313	$408,622
Health Care Equipment and Supplies — 0.2%
Avantor Funding, Inc., USD Term Loan B3, 3.25%, (1-month LIBOR plus 2.25%), 11/21/24	280,968	281,495
Pharmaceuticals — 0.5%
Bausch Health Companies Inc., 2018 Term Loan B, 3.11%, (1-month LIBOR plus 3.00%), 6/2/25	197,203	196,810
Horizon Therapeutics USA Inc., 2021 Term Loan B, 2.50%, (3-month LIBOR plus 2.00%), 2/26/28	460,000	459,310
		656,120
TOTAL BANK LOAN OBLIGATIONS (Cost $1,339,922)		1,346,237
ASSET-BACKED SECURITIES — 0.2%
UAL Pass-Through Trust, Series 2007-1, Class A, 6.64%, 1/2/24	156,187	160,606
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.375%, 5/15/23	188,705	189,604
TOTAL ASSET-BACKED SECURITIES (Cost $346,029)		350,210
TEMPORARY CASH INVESTMENTS — 5.1%
BNP Paribas SA, 0.03%, 4/1/21(1)(6)	3,863,000	3,862,996
State Street Institutional U.S. Government Money Market Fund, Premier Class	265,140	265,140
Toronto-Dominion Bank (The), 0.05%, 4/7/21(1)(6)	$3,000,000	2,999,956
TOTAL TEMPORARY CASH INVESTMENTS (Cost $7,128,115)		7,128,092
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(7) — 2.5%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $3,479,125)	3,479,125	3,479,125
TOTAL INVESTMENT SECURITIES — 101.6% (Cost $137,803,029)		142,448,985
OTHER ASSETS AND LIABILITIES — (1.6)%		(2,278,014)
TOTAL NET ASSETS — 100.0%		$140,170,971

17

NOTES TO SCHEDULE OF INVESTMENTS
LIBOR	-	London Interbank Offered Rate
PIK	-	Payment in Kind. Security may pay a cash rate and/or an in kind rate.
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $83,059,427, which represented 59.3% of total net assets.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $3,374,524. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)The security's rate was paid in cash at the last payment date.
(5)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(6)The rate indicated is the yield to maturity at purchase.
(7)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $3,479,125.
(8)Perpetual maturity with no stated maturity date.

See Notes to Financial Statements.
18

Statement of Assets and Liabilities

MARCH 31, 2021
Assets
Investment securities, at value (cost of $134,323,904) — including $3,374,524 of securities on loan	$138,969,860
Investment made with cash collateral received for securities on loan, at value (cost of $3,479,125)	3,479,125
Total investment securities, at value (cost of $137,803,029)	142,448,985
Receivable for investments sold	468,833
Receivable for capital shares sold	720,970
Interest and dividends receivable	1,564,875
Securities lending receivable	2,598
145,206,261

Liabilities
Payable for collateral received for securities on loan	3,479,125
Payable for investments purchased	1,343,382
Payable for capital shares redeemed	72,365
Accrued management fees	86,199
Distribution and service fees payable	4,544
Dividends payable	49,675
5,035,290

Net Assets	$140,170,971

Net Assets Consist of:
Capital paid in	$176,035,406
Distributable earnings	(35,864,435)
$140,170,971

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$96,678,654	16,970,198	$5.70
I Class	$5,273,078	923,563	$5.71
Y Class	$21,130,994	3,704,806	$5.70
A Class	$13,797,615	2,419,409	$5.70*
C Class	$1,225,333	214,979	$5.70
R Class	$1,206,895	211,739	$5.70
R5 Class	$493,624	86,547	$5.70
R6 Class	$364,778	64,055	$5.69
*Maximum offering price $5.97 (net asset value divided by 0.955).

See Notes to Financial Statements.
19

Statement of Operations

YEAR ENDED MARCH 31, 2021
Investment Income (Loss)
Income:
Interest	$6,475,578
Dividends	194,540
Securities lending, net	12,003
6,682,121

Expenses:
Management fees	981,880
Distribution and service fees:
A Class	30,784
C Class	25,330
R Class	5,381
Trustees' fees and expenses	9,422
Other expenses	397
1,053,194

Net investment income (loss)	5,628,927

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	364,110
Change in net unrealized appreciation (depreciation) on investments	15,922,653

Net realized and unrealized gain (loss)	16,286,763

Net Increase (Decrease) in Net Assets Resulting from Operations	$21,915,690

See Notes to Financial Statements.
20

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2021 AND MARCH 31, 2020
Increase (Decrease) in Net Assets	March 31, 2021	March 31, 2020
Operations
Net investment income (loss)	$5,628,927	$6,415,757
Net realized gain (loss)	364,110	(2,138,955)
Change in net unrealized appreciation (depreciation)	15,922,653	(11,072,566)
Net increase (decrease) in net assets resulting from operations	21,915,690	(6,795,764)

Distributions to Shareholders
From earnings:
Investor Class	(4,100,469)	(4,983,213)
I Class	(208,941)	(228,569)
Y Class	(715,840)	(442,665)
A Class	(500,953)	(559,791)
C Class	(85,201)	(158,889)
R Class	(40,869)	(39,488)
R5 Class	(37,117)	(87,289)
R6 Class	(11,838)	(9,313)
Decrease in net assets from distributions	(5,701,228)	(6,509,217)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	3,780,570	(5,445,921)

Net increase (decrease) in net assets	19,995,032	(18,750,902)

Net Assets
Beginning of period	120,175,939	138,926,841
End of period	$140,170,971	$120,175,939

See Notes to Financial Statements.
21

Notes to Financial Statements

MARCH 31, 2021

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High-Yield Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income. As a secondary objective, the fund seeks capital appreciation, but only when consistent with its primary objective of maximizing current income.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

22

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

23

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Corporate Bonds	$3,479,125	—	—	—	$3,479,125
Gross amount of recognized liabilities for securities lending transactions					$3,479,125

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

24

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2021 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.4725% to 0.5900%	0.2500% to 0.3100%	0.77%
I Class		0.1500% to 0.2100%	0.67%
Y Class		0.0500% to 0.1100%	0.57%
A Class		0.2500% to 0.3100%	0.77%
C Class		0.2500% to 0.3100%	0.77%
R Class		0.2500% to 0.3100%	0.77%
R5 Class		0.0500% to 0.1100%	0.57%
R6 Class		0.0000% to 0.0600%	0.52%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2021 are detailed in the Statement of Operations.
Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2021 were $130,007,277 and $126,923,275, respectively.

25

5. Capital Share Transactions
Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2021		Year ended March 31, 2020
	Shares	Amount	Shares	Amount
Investor Class
Sold	4,700,020	$25,886,043	4,942,542	$27,375,119
Issued in reinvestment of distributions	629,347	3,476,975	778,790	4,321,248
Redeemed	(6,127,907)	(33,666,678)	(7,917,597)	(43,284,857)
	(798,540)	(4,303,660)	(2,196,265)	(11,588,490)
I Class
Sold	417,218	2,313,109	795,961	4,436,745
Issued in reinvestment of distributions	37,655	208,936	41,109	228,569
Redeemed	(339,233)	(1,854,383)	(443,286)	(2,440,782)
	115,640	667,662	393,784	2,224,532
Y Class
Sold	1,537,419	8,512,852	1,239,405	6,896,371
Issued in reinvestment of distributions	128,737	715,840	79,896	442,665
Redeemed	(114,770)	(632,721)	(198,254)	(1,080,041)
	1,551,386	8,595,971	1,121,047	6,258,995
A Class
Sold	467,323	2,621,097	613,504	3,434,886
Issued in reinvestment of distributions	84,172	465,609	95,214	528,748
Redeemed	(384,208)	(2,121,314)	(596,450)	(3,292,248)
	167,287	965,392	112,268	671,386
C Class
Sold	113,281	605,744	36,604	205,299
Issued in reinvestment of distributions	14,763	81,339	25,735	143,114
Redeemed	(465,701)	(2,603,334)	(514,997)	(2,837,953)
	(337,657)	(1,916,251)	(452,658)	(2,489,540)
R Class
Sold	124,214	684,352	82,658	458,549
Issued in reinvestment of distributions	7,291	40,406	6,991	38,799
Redeemed	(91,762)	(506,308)	(95,927)	(525,608)
	39,743	218,450	(6,278)	(28,260)
R5 Class
Sold	57,398	316,160	95,173	531,721
Issued in reinvestment of distributions	6,727	37,117	15,688	87,274
Redeemed	(179,181)	(979,430)	(207,666)	(1,101,339)
	(115,056)	(626,153)	(96,805)	(482,344)
R6 Class
Sold	39,613	220,621	1,297	7,215
Issued in reinvestment of distributions	2,128	11,838	1,679	9,313
Redeemed	(9,514)	(53,300)	(5,361)	(28,728)
	32,227	179,159	(2,385)	(12,200)
Net increase (decrease)	655,030	$3,780,570	(1,127,292)	$(5,445,921)

26

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$123,154,342	—
Exchange-Traded Funds	$5,537,526	—	—
Preferred Stocks	—	1,453,453	—
Bank Loan Obligations	—	1,346,237	—
Asset-Backed Securities	—	350,210	—
Temporary Cash Investments	265,140	6,862,952	—
Temporary Cash Investments - Securities Lending Collateral	3,479,125	—	—
	$9,281,791	$133,167,194	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund invests primarily in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.
The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. However, LIBOR is expected to be phased out and the transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

27

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$5,701,228	$6,509,217
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$137,815,369
Gross tax appreciation of investments	$5,170,188
Gross tax depreciation of investments	(536,572)
Net tax appreciation (depreciation) of investments	4,633,616
Other book-to-tax adjustments	$(23,329)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(3,168,383)
Accumulated long-term capital losses	$(37,306,339)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

28

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$5.02	0.23	0.69	0.92	(0.24)	$5.70	18.52%	0.78%	0.78%	4.25%	4.25%	100%	$96,679
2020	$5.54	0.25	(0.51)	(0.26)	(0.26)	$5.02	(5.09)%	0.78%	0.81%	4.55%	4.52%	38%	$89,168
2019	$5.57	0.29	(0.03)	0.26	(0.29)	$5.54	4.91%	0.79%	0.86%	5.22%	5.15%	24%	$110,624
2018	$5.73	0.29	(0.15)(3)	0.14	(0.30)	$5.57	2.33%	0.83%	0.86%	5.03%	5.00%	20%	$110,940
2017	$5.36	0.29	0.37	0.66	(0.29)	$5.73	12.62%	0.85%	0.85%	5.13%	5.13%	29%	$287,088
I Class
2021	$5.03	0.24	0.68	0.92	(0.24)	$5.71	18.61%	0.68%	0.68%	4.35%	4.35%	100%	$5,273
2020	$5.55	0.26	(0.52)	(0.26)	(0.26)	$5.03	(4.98)%	0.68%	0.71%	4.65%	4.62%	38%	$4,063
2019	$5.58	0.30	(0.03)	0.27	(0.30)	$5.55	5.01%	0.69%	0.76%	5.32%	5.25%	24%	$2,300
2018(4)	$5.75	0.29	(0.17)(3)	0.12	(0.29)	$5.58	2.11%	0.73%(5)	0.76%(5)	5.22%(5)	5.19%(5)	20%(6)	$4,356
Y Class
2021	$5.02	0.25	0.68	0.93	(0.25)	$5.70	18.76%	0.58%	0.58%	4.45%	4.45%	100%	$21,131
2020	$5.55	0.26	(0.52)	(0.26)	(0.27)	$5.02	(5.08)%	0.58%	0.61%	4.75%	4.72%	38%	$10,819
2019	$5.58	0.30	(0.02)	0.28	(0.31)	$5.55	5.12%	0.59%	0.66%	5.42%	5.35%	24%	$5,727
2018(4)	$5.75	0.30	(0.17)(3)	0.13	(0.30)	$5.58	2.20%	0.63%(5)	0.66%(5)	5.51%(5)	5.48%(5)	20%(6)	$262

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2021	$5.02	0.22	0.68	0.90	(0.22)	$5.70	18.23%	1.03%	1.03%	4.00%	4.00%	100%	$13,798
2020	$5.55	0.24	(0.53)	(0.29)	(0.24)	$5.02	(5.50)%	1.03%	1.06%	4.30%	4.27%	38%	$11,314
2019	$5.58	0.28	(0.03)	0.25	(0.28)	$5.55	4.65%	1.04%	1.11%	4.97%	4.90%	24%	$11,868
2018	$5.73	0.28	(0.15)(3)	0.13	(0.28)	$5.58	2.25%	1.08%	1.11%	4.78%	4.75%	20%	$12,985
2017	$5.36	0.28	0.37	0.65	(0.28)	$5.73	12.35%	1.10%	1.10%	4.88%	4.88%	29%	$22,166
C Class
2021	$5.02	0.18	0.68	0.86	(0.18)	$5.70	17.35%	1.78%	1.78%	3.25%	3.25%	100%	$1,225
2020	$5.54	0.20	(0.52)	(0.32)	(0.20)	$5.02	(6.04)%	1.78%	1.81%	3.55%	3.52%	38%	$2,775
2019	$5.57	0.23	(0.02)	0.21	(0.24)	$5.54	3.87%	1.79%	1.86%	4.22%	4.15%	24%	$5,574
2018	$5.73	0.24	(0.16)(3)	0.08	(0.24)	$5.57	1.31%	1.83%	1.86%	4.03%	4.00%	20%	$8,275
2017	$5.36	0.23	0.38	0.61	(0.24)	$5.73	11.51%	1.85%	1.85%	4.13%	4.13%	29%	$9,985
R Class
2021	$5.02	0.21	0.68	0.89	(0.21)	$5.70	17.94%	1.28%	1.28%	3.75%	3.75%	100%	$1,207
2020	$5.54	0.22	(0.51)	(0.29)	(0.23)	$5.02	(5.57)%	1.28%	1.31%	4.05%	4.02%	38%	$864
2019	$5.57	0.26	(0.02)	0.24	(0.27)	$5.54	4.39%	1.29%	1.36%	4.72%	4.65%	24%	$988
2018	$5.73	0.26	(0.15)(3)	0.11	(0.27)	$5.57	1.82%	1.33%	1.36%	4.53%	4.50%	20%	$1,039
2017	$5.36	0.26	0.38	0.64	(0.27)	$5.73	12.06%	1.35%	1.35%	4.63%	4.63%	29%	$1,516

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2021	$5.02	0.25	0.68	0.93	(0.25)	$5.70	18.76%	0.58%	0.58%	4.45%	4.45%	100%	$494
2020	$5.55	0.26	(0.52)	(0.26)	(0.27)	$5.02	(5.08)%	0.58%	0.61%	4.75%	4.72%	38%	$1,013
2019	$5.58	0.30	(0.02)	0.28	(0.31)	$5.55	5.12%	0.59%	0.66%	5.42%	5.35%	24%	$1,656
2018	$5.73	0.29	(0.13)(3)	0.16	(0.31)	$5.58	2.72%	0.63%	0.66%	5.23%	5.20%	20%	$1,767
2017	$5.36	0.30	0.38	0.68	(0.31)	$5.73	12.85%	0.65%	0.65%	5.33%	5.33%	29%	$537,457
R6 Class
2021	$5.02	0.25	0.67	0.92	(0.25)	$5.69	18.61%	0.53%	0.53%	4.50%	4.50%	100%	$365
2020	$5.54	0.27	(0.52)	(0.25)	(0.27)	$5.02	(4.85)%	0.53%	0.56%	4.80%	4.77%	38%	$160
2019	$5.57	0.30	(0.02)	0.28	(0.31)	$5.54	5.17%	0.54%	0.61%	5.47%	5.40%	24%	$190
2018	$5.73	0.30	(0.15)(3)	0.15	(0.31)	$5.57	2.58%	0.58%	0.61%	5.28%	5.25%	20%	$9,348
2017	$5.36	0.30	0.38	0.68	(0.31)	$5.73	12.90%	0.60%	0.60%	5.38%	5.38%	29%	$88,697

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(4)April 10, 2017 (commencement of sale) through March 31, 2018.
(5)Annualized.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of High-Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High-Yield Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997

33

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	CYS Investments, Inc. (2012-2017); Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	66	None
34

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	138	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

35

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

36

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92281 2105

Annual Report

March 31, 2021

NT Diversified Bond Fund
G Class (ACLDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of March 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLDX	2.69%	3.31%	3.58%	5/12/06
Bloomberg Barclays U.S. Aggregate Bond Index	—	0.71%	3.10%	3.44%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2011

Value on March 31, 2021
G Class — $14,224

Bloomberg Barclays U.S. Aggregate Bond Index — $14,025

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class 0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell and Charles Tan

Performance Summary

NT Diversified Bond returned 2.69%* for the 12 months ended March 31, 2021. By comparison, the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.71%.

The reporting period began with the world scrambling to assess the impact of COVID-19. For bond investors, low rates and aggressive monetary actions by the Federal Reserve (Fed) translated into solid gains, most notably in credit-sensitive securities. A record 31.4% decline (annualized) in the U.S. second-quarter gross domestic product reflected the scope of the shutdowns and stay-at-home orders. But consumer confidence, consumer spending and manufacturing started rebounding shortly thereafter, thanks to aggressive responses from the Fed and the federal government.

Already committed to holding its key rate near 0% and purchasing $120 billion worth of U.S. Treasury bonds and mortgage-backed securities per month, the Fed unveiled its new inflation strategy in the third quarter of 2020. After years of targeting a 2.0% inflation rate, the Fed shifted to an average 2.0% goal. This paved the way for higher inflation as policymakers recommitted to keeping short-term rates steady through at least 2023. The U.S. economy roared back in the third quarter with a record 33.4% expansion (annualized), and growth continued at a robust clip through the balance of the period. As bond investors’ risk appetites subsequently increased, they generally bid high-yield and investment-grade corporate bonds higher, as well as securitized assets. Bolstered by $2.8 trillion in fiscal relief funds approved between late December and mid-March, economic outlooks further brightened. Bond yields surged through the final months of the period, resulting in weak 12-month returns for the broad U.S. investment-grade bond market. After starting the reporting period at 0.68%, the 10-year Treasury yield closed March 2021 at 1.75%, including an 83-basis-point jump in the first quarter of 2021. More closely tied to the Fed’s key rate, the two-year Treasury yield dropped six basis points to 0.16% during the 12-month period.

The swift and substantial rise in longer-maturity rates in the first quarter of 2021 contributed to the worst quarterly return for U.S. Treasuries since 1980. As the yield curve steepened, bond losses were most acute at the long end. Growing inflation expectations boosted inflation-linked bonds, while spread (non-Treasury) sectors generally outperformed Treasuries. Against this backdrop, positions in investment-grade corporate bonds and securitized securities accounted for much of NT Diversified Bond’s outperformance.

Investment-Grade Corporate, Securitized Bonds Bolstered Relative Returns

Fed buying, economic optimism and improving corporate earnings throughout the period led to gains in our investment-grade corporate bond exposure. Favorable supply/demand factors further supported the asset class, and portfolio performance benefited from effective security selection as well as an overweight exposure relative to the index. By period-end, as valuations neared our price targets on select holdings, we reduced our exposure. Similarly, our out-of-index investments in high-yield corporate bonds enhanced relative returns.

*Fund returns would have been lower if a portion of the fees had not been waived.
3

Security selection within the securitized sector also aided performance. Specifically, investments in non-agency collateralized mortgage obligations, agency mortgage-backed securities and collateralized mortgage obligations supplied a lift. In addition to the broad credit market’s rebound in mid-2020 amid the Fed’s relief measures, a robust housing market, driven by dwindling supply, soaring demand and historically low mortgage rates, aided mortgage-related assets.

Treasury Exposure, Duration Enhanced Performance

As rates surged through the final months of the period, our underweight position relative to the index in Treasuries proved advantageous. In addition, an out-of-index allocation to Treasury inflation-protected securities (TIPS) lifted relative returns. Inflation expectations rose steadily due primarily to accommodative Fed policy, soaring federal spending and improving economic growth. Separately, our shorter-than-index duration positioning late in the period aided results as rates on longer-dated bonds surged.

Portfolio Positioning

Amid expanding COVID-19 vaccine availability and declining infection rates, we believe industry reopenings and the ongoing recovery, coupled with record fiscal spending, should promote a strong fundamental backdrop for the U.S. economy going forward. We expect the Fed to remain accommodative, keeping interest rates ultralow in pursuit of labor market gains—even if those gains come at the expense of higher inflation. We also see no immediate changes to the Fed’s quantitative easing program.

Improving economic growth and mounting inflationary pressures should continue to push longer-maturity Treasury yields modestly higher. Shorter-maturity yields remain fairly anchored, given the Fed’s interest rate policy. Accordingly, we expect yield curve steepening to continue.

We expect the annual inflation rate to spike in the near term, due to base effects. Longer term, we believe the Fed’s average inflation targeting, record federal spending and deficits, a weaker U.S. dollar, supply chain constraints and onshoring trends among U.S. businesses are key inflation drivers. In our view, this backdrop highlights continued value in inflation-linked securities.

Conversely, we have increased our selectivity in investment-grade corporates, preferring to participate in the robust new-issues market and favoring companies benefiting from reopening trends and those with stable cash flows. We also anticipate continuing to find opportunities in the securitized sector, particularly securities tied to the strong U.S. home-buying and single-family rental markets.

As always, we favor a bottom-up approach to portfolio management, emphasizing careful security selection.

4

Fund Characteristics

MARCH 31, 2021
Portfolio at a Glance
Average Duration (effective)	6.0 years
Weighted Average Life to Maturity	8.1 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	40.0%
Corporate Bonds	26.1%
U.S. Government Agency Mortgage-Backed Securities	17.0%
Collateralized Mortgage Obligations	7.3%
Collateralized Loan Obligations	5.0%
Asset-Backed Securities	2.6%
Exchange-Traded Funds	1.5%
Municipal Securities	1.3%
U.S. Government Agency Securities	1.0%
Sovereign Governments and Agencies	0.3%
Preferred Stocks	0.2%
Bank Loan Obligations	0.1%
Temporary Cash Investments	3.4%
Other Assets and Liabilities	(5.8)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period(1) 10/1/20 - 3/31/21	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$982.50	$0.05	0.01%
Hypothetical
G Class	$1,000	$1,024.88	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

MARCH 31, 2021

	Principal Amount	Value
U.S. TREASURY SECURITIES — 40.0%
U.S. Treasury Bonds, 5.00%, 5/15/37	$4,000,000	$5,618,125
U.S. Treasury Bonds, 3.50%, 2/15/39(1)	27,000,000	32,384,180
U.S. Treasury Bonds, 1.125%, 5/15/40	2,500,000	2,040,723
U.S. Treasury Bonds, 1.125%, 8/15/40	33,000,000	26,846,015
U.S. Treasury Bonds, 1.375%, 11/15/40	12,500,000	10,636,719
U.S. Treasury Bonds, 1.875%, 2/15/41	6,000,000	5,588,438
U.S. Treasury Bonds, 3.125%, 11/15/41	16,400,000	18,689,594
U.S. Treasury Bonds, 3.125%, 2/15/42	2,500,000	2,850,586
U.S. Treasury Bonds, 3.00%, 5/15/42	47,500,000	53,068,262
U.S. Treasury Bonds, 2.875%, 5/15/43	6,500,000	7,113,438
U.S. Treasury Bonds, 3.625%, 2/15/44	2,200,000	2,705,570
U.S. Treasury Bonds, 3.125%, 8/15/44(1)	1,000,000	1,138,398
U.S. Treasury Bonds, 2.50%, 2/15/45	30,000,000	30,638,672
U.S. Treasury Bonds, 3.00%, 5/15/45	600,000	669,082
U.S. Treasury Bonds, 2.50%, 2/15/46	12,100,000	12,337,746
U.S. Treasury Bonds, 2.25%, 8/15/46	4,000,000	3,883,594
U.S. Treasury Bonds, 2.875%, 11/15/46	2,000,000	2,186,016
U.S. Treasury Bonds, 2.75%, 8/15/47	10,500,000	11,226,592
U.S. Treasury Bonds, 3.375%, 11/15/48	50,050,000	60,131,360
U.S. Treasury Bonds, 2.25%, 8/15/49	14,500,000	14,026,768
U.S. Treasury Bonds, 2.375%, 11/15/49	7,000,000	6,957,207
U.S. Treasury Bonds, 2.00%, 2/15/50	37,000,000	33,849,941
U.S. Treasury Bonds, 1.625%, 11/15/50	11,000,000	9,169,531
U.S. Treasury Bonds, 1.875%, 2/15/51	9,500,000	8,432,734
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	19,854,900	21,881,862
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/25	39,317,460	42,850,008
U.S. Treasury Inflation Indexed Notes, 0.25%, 7/15/29	28,317,647	31,183,259
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/30	86,007,075	93,432,356
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/31	5,024,300	5,413,410
U.S. Treasury Notes, 1.50%, 8/31/21	5,000,000	5,030,677
U.S. Treasury Notes, 1.875%, 1/31/22	2,000,000	2,030,325
U.S. Treasury Notes, 0.375%, 3/31/22	15,000,000	15,046,030
U.S. Treasury Notes, 1.75%, 6/15/22	5,000,000	5,099,609
U.S. Treasury Notes, 0.125%, 10/31/22	20,000,000	20,000,000
U.S. Treasury Notes, 1.625%, 12/15/22	80,000,000	82,032,813
U.S. Treasury Notes, 0.125%, 12/31/22	48,000,000	47,984,063
U.S. Treasury Notes, 0.50%, 3/15/23	86,000,000	86,574,453
U.S. Treasury Notes, 1.50%, 3/31/23	3,500,000	3,593,721
U.S. Treasury Notes, 0.25%, 6/15/23	75,000,000	75,096,679
U.S. Treasury Notes, 0.125%, 8/15/23	19,000,000	18,958,809
U.S. Treasury Notes, 0.125%, 9/15/23	60,000,000	59,844,140
U.S. Treasury Notes, 0.125%, 10/15/23	50,000,000	49,842,774
U.S. Treasury Notes, 0.25%, 11/15/23	100,000,000	99,960,938
U.S. Treasury Notes, 0.125%, 12/15/23	86,000,000	85,630,468
U.S. Treasury Notes, 0.125%, 1/15/24	45,000,000	44,778,515
U.S. Treasury Notes, 2.375%, 2/29/24	15,000,000	15,889,746
7

	Principal Amount	Value
U.S. Treasury Notes, 0.25%, 3/15/24	$64,000,000	$63,832,500
U.S. Treasury Notes, 2.125%, 11/30/24	23,500,000	24,846,201
U.S. Treasury Notes, 1.125%, 2/28/25	57,000,000	58,085,449
U.S. Treasury Notes, 0.25%, 5/31/25	24,800,000	24,330,156
U.S. Treasury Notes, 0.25%, 8/31/25	97,000,000	94,760,664
U.S. Treasury Notes, 0.375%, 11/30/25	56,000,000	54,785,937
U.S. Treasury Notes, 2.625%, 12/31/25	20,000,000	21,646,484
U.S. Treasury Notes, 0.75%, 3/31/26	20,000,000	19,827,344
U.S. Treasury Notes, 1.375%, 8/31/26	13,500,000	13,736,777
U.S. Treasury Notes, 1.75%, 12/31/26	3,500,000	3,622,979
U.S. Treasury Notes, 1.125%, 2/28/27	13,000,000	12,966,738
U.S. Treasury Notes, 0.625%, 3/31/27	69,000,000	66,726,504
U.S. Treasury Notes, 0.50%, 4/30/27	45,000,000	43,108,594
U.S. Treasury Notes, 0.50%, 6/30/27	16,100,000	15,368,268
U.S. Treasury Notes, 0.50%, 8/31/27	46,000,000	43,733,242
U.S. Treasury Notes, 0.625%, 11/30/27	20,000,000	19,075,000
U.S. Treasury Notes, 0.625%, 12/31/27	25,000,000	23,807,617
U.S. Treasury Notes, 0.75%, 1/31/28	7,500,000	7,191,797
U.S. Treasury Notes, 1.50%, 2/15/30	1,200,000	1,185,516
U.S. Treasury Notes, VRN, 0.13%, (3-month USBMMY plus 0.11%), 4/30/22	25,000,000	25,029,486
TOTAL U.S. TREASURY SECURITIES (Cost $1,948,962,298)		1,912,011,199
CORPORATE BONDS — 26.1%
Aerospace and Defense — 0.7%
Boeing Co. (The), 2.20%, 2/4/26	5,010,000	4,997,880
Boeing Co. (The), 5.81%, 5/1/50	4,550,000	5,741,532
L3Harris Technologies, Inc., 1.80%, 1/15/31	1,490,000	1,397,404
Lockheed Martin Corp., 3.80%, 3/1/45	430,000	473,869
Raytheon Technologies Corp., 4.125%, 11/16/28	5,940,000	6,693,528
Raytheon Technologies Corp., 5.70%, 4/15/40	2,215,000	2,972,832
Teledyne Technologies, Inc., 2.25%, 4/1/28	9,290,000	9,251,169
		31,528,214
Airlines — 0.3%
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.50%, 10/20/25(2)	6,344,000	6,775,584
Southwest Airlines Co., 5.125%, 6/15/27	5,521,000	6,352,336
		13,127,920
Auto Components — 0.1%
BorgWarner, Inc., 2.65%, 7/1/27	2,670,000	2,774,698
Automobiles — 0.6%
American Honda Finance Corp., MTN, 2.00%, 3/24/28	1,887,000	1,884,592
Ford Motor Credit Co. LLC, 2.98%, 8/3/22	1,950,000	1,981,688
Ford Motor Credit Co. LLC, 3.35%, 11/1/22	5,290,000	5,404,052
General Motors Co., 5.15%, 4/1/38	3,360,000	3,854,095
General Motors Financial Co., Inc., 2.75%, 6/20/25	9,194,000	9,603,264
General Motors Financial Co., Inc., 2.70%, 8/20/27	4,782,000	4,878,683
		27,606,374
Banks — 2.8%
Banco Santander SA, 2.75%, 5/28/25	5,950,000	6,222,833
Banco Santander SA, 2.96%, 3/25/31	4,800,000	4,776,401
Bank of America Corp., MTN, VRN, 1.32%, 6/19/26	3,725,000	3,715,909
Bank of America Corp., MTN, VRN, 3.82%, 1/20/28	3,620,000	3,979,055
8

	Principal Amount	Value
Bank of America Corp., MTN, VRN, 2.50%, 2/13/31	$9,199,000	$9,125,102
Bank of America Corp., MTN, VRN, 2.68%, 6/19/41	9,865,000	9,255,894
Bank of America Corp., VRN, 3.48%, 3/13/52	2,675,000	2,730,871
BBVA Bancomer SA, 1.875%, 9/18/25(2)	6,180,000	6,199,313
BNP Paribas SA, VRN, 2.59%, 8/12/35(2)	7,550,000	7,109,515
BPCE SA, VRN, 1.65%, 10/6/26(2)	3,190,000	3,185,988
Citigroup, Inc., VRN, 3.52%, 10/27/28	4,055,000	4,388,834
Citigroup, Inc., VRN, 2.57%, 6/3/31	9,860,000	9,860,289
Commonwealth Bank of Australia, 2.69%, 3/11/31(2)	5,370,000	5,221,080
FNB Corp., 2.20%, 2/24/23	4,790,000	4,887,793
JPMorgan Chase & Co., VRN, 2.18%, 6/1/28	5,995,000	6,064,429
JPMorgan Chase & Co., VRN, 2.52%, 4/22/31	9,024,000	9,012,243
Lloyds Banking Group plc, VRN, 2.44%, 2/5/26	5,694,000	5,900,170
PNC Bank N.A., 4.05%, 7/26/28	6,535,000	7,310,108
Truist Bank, VRN, 2.64%, 9/17/29	3,330,000	3,492,437
Wells Fargo & Co., 3.00%, 10/23/26	7,499,000	8,007,867
Wells Fargo & Co., VRN, 2.19%, 4/30/26	7,280,000	7,517,931
Wells Fargo & Co., VRN, 3.07%, 4/30/41	6,185,000	6,078,076
		134,042,138
Beverages — 0.3%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46	5,395,000	6,459,161
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29	8,100,000	9,471,355
		15,930,516
Biotechnology — 0.4%
AbbVie, Inc., 3.20%, 11/21/29	6,170,000	6,568,310
AbbVie, Inc., 4.40%, 11/6/42	2,290,000	2,665,513
Gilead Sciences, Inc., 3.65%, 3/1/26	7,660,000	8,418,804
Gilead Sciences, Inc., 1.65%, 10/1/30	1,197,000	1,124,878
		18,777,505
Building Products†
Lennox International, Inc., 1.70%, 8/1/27	1,490,000	1,467,034
Capital Markets — 2.3%
Ares Capital Corp., 2.15%, 7/15/26	5,600,000	5,457,463
Bain Capital Specialty Finance, Inc., 2.95%, 3/10/26	6,830,000	6,775,644
Blackstone Secured Lending Fund, 2.75%, 9/16/26(2)	3,325,000	3,307,740
CI Financial Corp., 3.20%, 12/17/30	7,040,000	7,008,714
Citadel Finance LLC, 3.375%, 3/9/26(2)	2,075,000	2,055,104
FS KKR Capital Corp., 3.40%, 1/15/26	10,990,000	10,907,815
Goldman Sachs Group, Inc. (The), 2.60%, 2/7/30	4,885,000	4,948,204
Goldman Sachs Group, Inc. (The), VRN, 1.43%, 3/9/27	6,810,000	6,752,222
Goldman Sachs Group, Inc. (The), VRN, 3.69%, 6/5/28	12,930,000	14,155,376
Golub Capital BDC, Inc., 2.50%, 8/24/26	5,025,000	4,920,874
Morgan Stanley, MTN, VRN, 1.79%, 2/13/32	14,851,000	13,873,694
Morgan Stanley, VRN, 3.59%, 7/22/28	7,665,000	8,363,379
Owl Rock Capital Corp., 3.40%, 7/15/26	8,830,000	8,952,197
Owl Rock Technology Finance Corp., 4.75%, 12/15/25(2)	6,255,000	6,703,673
Owl Rock Technology Finance Corp., 3.75%, 6/17/26(2)	4,785,000	4,896,798
		109,078,897
Chemicals — 0.2%
Dow Chemical Co. (The), 3.60%, 11/15/50	6,000,000	6,060,481
Huntsman International LLC, 4.50%, 5/1/29	550,000	609,762
9

	Principal Amount	Value
Nutrition & Biosciences, Inc., 1.83%, 10/15/27(2)	$2,168,000	$2,121,757
		8,792,000
Commercial Services and Supplies — 0.2%
Republic Services, Inc., 2.30%, 3/1/30	3,071,000	3,054,285
Waste Connections, Inc., 2.60%, 2/1/30	3,370,000	3,386,950
Waste Management, Inc., 2.50%, 11/15/50	1,660,000	1,436,605
		7,877,840
Construction and Engineering — 0.1%
Quanta Services, Inc., 2.90%, 10/1/30	3,500,000	3,554,619
Construction Materials — 0.1%
Martin Marietta Materials, Inc., 2.50%, 3/15/30	1,699,000	1,691,825
Vulcan Materials Co., 3.50%, 6/1/30	3,270,000	3,508,952
		5,200,777
Consumer Finance — 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.30%, 1/23/23	1,325,000	1,374,146
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.50%, 9/15/23	2,975,000	3,201,383
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.875%, 1/16/24	4,370,000	4,757,621
Avolon Holdings Funding Ltd., 4.25%, 4/15/26(2)	5,310,000	5,566,736
Park Aerospace Holdings Ltd., 5.50%, 2/15/24(2)	5,895,000	6,412,223
		21,312,109
Containers and Packaging — 0.2%
Berry Global, Inc., 1.57%, 1/15/26(2)	5,080,000	5,006,188
WRKCo, Inc., 3.00%, 9/15/24	2,374,000	2,524,822
		7,531,010
Diversified Consumer Services — 0.1%
Duke University, 3.30%, 10/1/46	3,000,000	3,168,631
Pepperdine University, 3.30%, 12/1/59	3,740,000	3,580,477
		6,749,108
Diversified Financial Services — 0.4%
Deutsche Bank AG (New York), VRN, 1.45%, 4/1/25(3)	4,175,000	4,176,589
Deutsche Bank AG (New York), VRN, 3.73%, 1/14/32	5,588,000	5,424,887
GE Capital Funding LLC, 4.40%, 5/15/30(2)	3,370,000	3,818,192
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	3,420,000	3,919,398
		17,339,066
Diversified Telecommunication Services — 1.0%
AT&T, Inc., 3.55%, 9/15/55(2)	8,327,000	7,634,648
AT&T, Inc., 3.80%, 12/1/57(2)	9,723,000	9,268,171
Ooredoo International Finance Co., 2.625%, 4/8/31(2)(3)	2,500,000	2,492,187
Ooredoo International Finance Ltd., MTN, 3.25%, 2/21/23	930,000	973,195
Telefonica Emisiones SA, 4.90%, 3/6/48	7,930,000	9,018,266
Verizon Communications, Inc., 2.10%, 3/22/28	3,870,000	3,888,668
Verizon Communications, Inc., 4.40%, 11/1/34	6,121,000	7,007,519
Verizon Communications, Inc., 2.65%, 11/20/40	6,933,000	6,345,209
Verizon Communications, Inc., 2.99%, 10/30/56(2)	2,970,000	2,627,215
		49,255,078
Electric Utilities — 1.9%
AEP Texas, Inc., 2.10%, 7/1/30	5,290,000	5,099,494
American Electric Power Co., Inc., 3.20%, 11/13/27	1,320,000	1,424,050
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	4,360,000	4,721,638
10

	Principal Amount	Value
Berkshire Hathaway Energy Co., 3.80%, 7/15/48	$2,945,000	$3,139,137
Commonwealth Edison Co., 3.20%, 11/15/49	4,255,000	4,172,907
DTE Electric Co., 2.25%, 3/1/30	4,530,000	4,523,286
Duke Energy Carolinas LLC, 2.55%, 4/15/31(3)	1,823,000	1,837,295
Duke Energy Florida LLC, 1.75%, 6/15/30	3,325,000	3,148,695
Duke Energy Florida LLC, 3.85%, 11/15/42	2,740,000	2,957,393
Duke Energy Progress LLC, 4.15%, 12/1/44	4,040,000	4,583,567
EDP Finance BV, 1.71%, 1/24/28(2)	2,450,000	2,365,397
Entergy Arkansas LLC, 2.65%, 6/15/51	2,260,000	1,991,853
Entergy Texas, Inc., 1.75%, 3/15/31	4,180,000	3,885,930
Exelon Corp., 4.45%, 4/15/46	2,440,000	2,803,602
Florida Power & Light Co., 4.125%, 2/1/42	2,268,000	2,605,557
Florida Power & Light Co., 3.15%, 10/1/49	2,370,000	2,391,849
MidAmerican Energy Co., 4.40%, 10/15/44	3,585,000	4,145,303
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	3,000,000	3,296,934
Northern States Power Co., 2.60%, 6/1/51	1,910,000	1,715,546
Northern States Power Co., 3.20%, 4/1/52	2,950,000	2,966,067
Pacific Gas and Electric Co., 4.20%, 6/1/41	1,890,000	1,884,393
PacifiCorp, 2.70%, 9/15/30	996,000	1,022,617
PacifiCorp, 3.30%, 3/15/51	3,470,000	3,430,259
Public Service Co. of Colorado, 1.875%, 6/15/31	3,844,000	3,682,232
Southern California Edison Co., 2.95%, 2/1/51	1,750,000	1,539,276
Southern Co. Gas Capital Corp., 1.75%, 1/15/31	3,970,000	3,660,374
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	2,090,000	2,169,805
Virginia Electric and Power Co., 2.45%, 12/15/50	4,824,000	4,129,460
Xcel Energy, Inc., 3.40%, 6/1/30	4,480,000	4,822,345
		90,116,261
Electronic Equipment, Instruments and Components†
Vontier Corp., 1.80%, 4/1/26(2)	2,160,000	2,154,125
Energy Equipment and Services†
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 3.14%, 11/7/29	1,608,000	1,683,716
Entertainment — 0.1%
Netflix, Inc., 3.625%, 6/15/25(2)	4,565,000	4,874,050
Netflix, Inc., 4.875%, 4/15/28	2,119,000	2,400,573
		7,274,623
Equity Real Estate Investment Trusts (REITs) — 2.1%
American Tower Corp., 3.375%, 10/15/26	6,391,000	6,916,552
Boston Properties LP, 2.55%, 4/1/32	2,715,000	2,605,278
Brixmor Operating Partnership LP, 4.125%, 5/15/29	4,460,000	4,822,936
Corporate Office Properties LP, 2.75%, 4/15/31	2,700,000	2,616,508
EPR Properties, 4.75%, 12/15/26	2,354,000	2,476,514
EPR Properties, 4.95%, 4/15/28	6,852,000	7,060,818
Equinix, Inc., 5.375%, 5/15/27	3,625,000	3,899,068
Federal Realty Investment Trust, 3.625%, 8/1/46	4,935,000	4,689,975
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	4,320,000	4,858,812
Host Hotels & Resorts LP, 4.00%, 6/15/25	5,205,000	5,532,062
Host Hotels & Resorts LP, 4.50%, 2/1/26	2,975,000	3,222,713
Hudson Pacific Properties LP, 3.95%, 11/1/27	1,019,000	1,093,675
Hudson Pacific Properties LP, 3.25%, 1/15/30	2,655,000	2,673,814
Kilroy Realty LP, 3.80%, 1/15/23	2,070,000	2,161,098
Kilroy Realty LP, 2.50%, 11/15/32	4,790,000	4,509,633
11

	Principal Amount	Value
National Health Investors, Inc., 3.00%, 2/1/31	$9,535,000	$8,930,945
Omega Healthcare Investors, Inc., 3.375%, 2/1/31	4,850,000	4,818,542
Omega Healthcare Investors, Inc., 3.25%, 4/15/33	4,020,000	3,860,610
Spirit Realty LP, 2.10%, 3/15/28	1,986,000	1,933,392
Spirit Realty LP, 4.00%, 7/15/29	4,560,000	4,942,617
Spirit Realty LP, 3.20%, 2/15/31	6,290,000	6,306,907
STORE Capital Corp., 4.50%, 3/15/28	6,661,000	7,340,053
STORE Capital Corp., 2.75%, 11/18/30	2,962,000	2,902,413
		100,174,935
Food and Staples Retailing — 0.4%
Kroger Co. (The), 3.875%, 10/15/46	3,420,000	3,583,898
Sysco Corp., 5.95%, 4/1/30	8,800,000	11,007,941
Walmart, Inc., 4.05%, 6/29/48	5,290,000	6,274,826
		20,866,665
Food Products — 0.1%
Mondelez International, Inc., 2.75%, 4/13/30	5,201,000	5,316,084
Gas Utilities — 0.1%
Infraestructura Energetica Nova SAB de CV, 4.75%, 1/15/51(2)	4,500,000	4,485,037
Health Care Equipment and Supplies — 0.3%
Becton Dickinson and Co., 1.96%, 2/11/31	3,780,000	3,589,156
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30	4,250,000	4,448,775
STERIS Irish FinCo UnLtd Co., 2.70%, 3/15/31(3)	3,907,000	3,881,069
Zimmer Biomet Holdings, Inc., 3.55%, 3/20/30	2,085,000	2,231,594
		14,150,594
Health Care Providers and Services — 1.0%
Centene Corp., 3.375%, 2/15/30	4,465,000	4,513,825
Centene Corp., 2.50%, 3/1/31	3,205,000	3,064,845
Cigna Corp., 2.40%, 3/15/30	4,490,000	4,455,528
Cigna Corp., 3.40%, 3/15/51	4,425,000	4,358,668
CVS Health Corp., 4.30%, 3/25/28	2,826,000	3,211,050
CVS Health Corp., 1.75%, 8/21/30	3,320,000	3,101,537
CVS Health Corp., 4.78%, 3/25/38	2,030,000	2,400,031
DaVita, Inc., 4.625%, 6/1/30(2)	5,000,000	5,100,550
Duke University Health System, Inc., 3.92%, 6/1/47	1,825,000	2,064,369
HCA, Inc., 5.375%, 2/1/25	2,995,000	3,345,415
Mass General Brigham, Inc., 3.19%, 7/1/49	2,280,000	2,291,011
Universal Health Services, Inc., 2.65%, 10/15/30(2)	8,645,000	8,363,087
		46,269,916
Hotels, Restaurants and Leisure — 0.2%
Las Vegas Sands Corp., 3.90%, 8/8/29	1,580,000	1,625,298
Marriott International, Inc., 2.85%, 4/15/31	2,620,000	2,573,616
Marriott International, Inc., 3.50%, 10/15/32	6,331,000	6,578,827
McDonald's Corp., MTN, 4.70%, 12/9/35	1,070,000	1,267,874
		12,045,615
Household Durables — 0.1%
D.R. Horton, Inc., 5.75%, 8/15/23	1,075,000	1,187,217
D.R. Horton, Inc., 2.50%, 10/15/24	3,490,000	3,667,414
		4,854,631
Industrial Conglomerates — 0.2%
Carlisle Cos., Inc., 2.75%, 3/1/30	3,250,000	3,276,396
General Electric Co., 4.35%, 5/1/50	4,480,000	4,985,212
		8,261,608
12

	Principal Amount	Value
Insurance — 0.7%
Athene Holding Ltd., 3.50%, 1/15/31	$16,370,000	$16,842,012
Equitable Financial Life Global Funding, 1.80%, 3/8/28(2)	3,540,000	3,464,802
Liberty Mutual Group, Inc., 4.50%, 6/15/49(2)	40,000	44,240
Nippon Life Insurance Co., VRN, 2.75%, 1/21/51(2)	7,200,000	6,840,000
SBL Holdings, Inc., 5.00%, 2/18/31(2)	3,545,000	3,581,419
Teachers Insurance & Annuity Association of America, 3.30%, 5/15/50(2)	4,243,000	4,136,065
		34,908,538
Interactive Media and Services — 0.1%
Baidu, Inc., 1.72%, 4/9/26	5,600,000	5,585,860
Internet and Direct Marketing Retail — 0.1%
Meituan, 3.05%, 10/28/30(2)	2,625,000	2,556,279
IT Services — 0.2%
Fidelity National Information Services, Inc., 2.25%, 3/1/31	3,890,000	3,825,357
International Business Machines Corp., 3.50%, 5/15/29	6,255,000	6,809,340
		10,634,697
Life Sciences Tools and Services — 0.4%
Agilent Technologies, Inc., 2.30%, 3/12/31	8,624,000	8,408,576
Charles River Laboratories International, Inc., 4.00%, 3/15/31(2)	3,260,000	3,318,028
Illumina, Inc., 2.55%, 3/23/31	6,480,000	6,429,914
		18,156,518
Machinery — 0.1%
Cummins, Inc., 2.60%, 9/1/50	3,040,000	2,729,152
Media — 0.9%
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.50%, 6/1/41	4,865,000	4,620,429
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.80%, 3/1/50	8,285,000	8,908,664
Comcast Corp., 2.35%, 1/15/27	8,065,000	8,425,153
Comcast Corp., 3.20%, 7/15/36	2,761,000	2,886,142
Comcast Corp., 3.75%, 4/1/40	1,285,000	1,411,820
Discovery Communications LLC, 5.20%, 9/20/47	7,435,000	8,828,081
Time Warner Cable LLC, 4.50%, 9/15/42	5,820,000	6,229,041
ViacomCBS, Inc., 4.375%, 3/15/43	2,870,000	3,101,368
		44,410,698
Metals and Mining — 0.3%
Minera Mexico SA de CV, 4.50%, 1/26/50(2)	4,800,000	4,951,248
Newcrest Finance Pty Ltd., 4.20%, 5/13/50(2)	1,730,000	1,880,982
Steel Dynamics, Inc., 3.45%, 4/15/30	1,605,000	1,716,646
Steel Dynamics, Inc., 3.25%, 10/15/50	800,000	749,293
Teck Resources Ltd., 3.90%, 7/15/30	1,950,000	2,039,473
Teck Resources Ltd., 6.25%, 7/15/41	4,460,000	5,499,373
		16,837,015
Multi-Utilities — 0.6%
Ameren Corp., 3.50%, 1/15/31	5,618,000	5,971,802
CenterPoint Energy, Inc., 4.25%, 11/1/28	4,781,000	5,365,537
Dominion Energy, Inc., 4.90%, 8/1/41	3,620,000	4,351,429
NiSource, Inc., 5.65%, 2/1/45	3,515,000	4,529,056
Sempra Energy, 3.25%, 6/15/27	3,040,000	3,256,628
WEC Energy Group, Inc., 1.375%, 10/15/27	5,720,000	5,532,782
		29,007,234
13

	Principal Amount	Value
Multiline Retail — 0.1%
Kohl's Corp., 3.375%, 5/1/31	$3,830,000	$3,841,135
Oil, Gas and Consumable Fuels — 2.1%
Aker BP ASA, 3.75%, 1/15/30(2)	7,940,000	8,207,866
Aker BP ASA, 4.00%, 1/15/31(2)	1,960,000	2,047,216
BP Capital Markets America, Inc., 2.94%, 6/4/51	3,575,000	3,194,621
Chevron Corp., 2.00%, 5/11/27	2,490,000	2,547,885
Diamondback Energy, Inc., 3.50%, 12/1/29	6,290,000	6,532,815
Ecopetrol SA, 5.875%, 5/28/45	690,000	737,596
Energy Transfer Operating LP, 4.25%, 3/15/23	4,430,000	4,679,068
Energy Transfer Operating LP, 4.90%, 3/15/35	3,300,000	3,488,117
Enterprise Products Operating LLC, 4.85%, 3/15/44	5,120,000	5,911,736
Equinor ASA, 1.75%, 1/22/26	2,510,000	2,569,980
Equinor ASA, 3.25%, 11/18/49	1,460,000	1,432,204
Exxon Mobil Corp., 1.57%, 4/15/23	4,030,000	4,130,426
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(2)	8,000,000	7,738,674
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	4,188,000	5,434,771
MPLX LP, 2.65%, 8/15/30	3,770,000	3,698,992
MPLX LP, 4.50%, 4/15/38	2,080,000	2,276,328
Petroleos Mexicanos, 4.875%, 1/24/22	1,420,000	1,448,996
Petroleos Mexicanos, 3.50%, 1/30/23	130,000	131,803
Petroleos Mexicanos, 4.625%, 9/21/23	1,800,000	1,858,617
Petroleos Mexicanos, 6.50%, 3/13/27	2,100,000	2,197,923
Petroleos Mexicanos, 6.625%, 6/15/35	50,000	47,642
Petroleos Mexicanos, 5.50%, 6/27/44	100,000	79,611
Plains All American Pipeline LP / PAA Finance Corp., 3.80%, 9/15/30	6,020,000	6,138,029
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	7,650,000	8,751,561
Saudi Arabian Oil Co., 1.625%, 11/24/25(2)	2,000,000	2,015,565
Suncor Energy, Inc., 3.75%, 3/4/51	3,590,000	3,499,477
Sunoco Logistics Partners Operations LP, 4.00%, 10/1/27	4,610,000	4,960,530
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30	2,550,000	2,683,527
		98,441,576
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 2.10%, 4/30/27(2)	4,870,000	4,955,527
Pharmaceuticals — 0.3%
Bristol-Myers Squibb Co., 2.55%, 11/13/50	4,703,000	4,187,998
Royalty Pharma plc, 2.20%, 9/2/30(2)	4,890,000	4,674,335
Viatris, Inc., 2.70%, 6/22/30(2)	3,461,000	3,421,831
Viatris, Inc., 4.00%, 6/22/50(2)	2,411,000	2,463,248
		14,747,412
Real Estate Management and Development — 0.3%
Realogy Group LLC / Realogy Co-Issuer Corp., 5.75%, 1/15/29(2)	12,249,000	12,095,887
Road and Rail — 0.8%
Ashtead Capital, Inc., 4.125%, 8/15/25(2)	5,200,000	5,347,316
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	1,075,000	1,341,818
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	6,940,000	7,914,346
Burlington Northern Santa Fe LLC, 3.30%, 9/15/51(3)	2,300,000	2,313,535
CSX Corp., 3.25%, 6/1/27	5,120,000	5,575,015
DAE Funding LLC, 3.375%, 3/20/28(2)	4,602,000	4,582,110
Norfolk Southern Corp., 3.05%, 5/15/50	2,640,000	2,510,585
Union Pacific Corp., 2.40%, 2/5/30	2,770,000	2,781,192
14

	Principal Amount	Value
Union Pacific Corp., MTN, 3.55%, 8/15/39	$5,340,000	$5,681,851
		38,047,768
Semiconductors and Semiconductor Equipment — 0.3%
Broadcom, Inc., 3.46%, 9/15/26	5,435,000	5,835,866
Microchip Technology, Inc., 2.67%, 9/1/23(2)	8,240,000	8,586,417
		14,422,283
Software — 0.2%
Microsoft Corp., 2.53%, 6/1/50	2,705,000	2,468,045
Oracle Corp., 4.00%, 7/15/46	7,310,000	7,543,429
		10,011,474
Specialty Retail — 0.5%
Home Depot, Inc. (The), 2.50%, 4/15/27	3,930,000	4,142,211
Home Depot, Inc. (The), 3.90%, 6/15/47	3,450,000	3,887,189
Home Depot, Inc. (The), 2.375%, 3/15/51	6,120,000	5,262,842
Lowe's Cos., Inc., 1.30%, 4/15/28	4,687,000	4,459,405
Lowe's Cos., Inc., 2.625%, 4/1/31	4,600,000	4,622,970
		22,374,617
Technology Hardware, Storage and Peripherals — 0.5%
Apple, Inc., 2.65%, 2/8/51	7,775,000	7,118,891
Dell International LLC / EMC Corp., 4.90%, 10/1/26(2)	6,405,000	7,269,870
EMC Corp., 3.375%, 6/1/23	9,450,000	9,760,811
Seagate HDD Cayman, 4.875%, 3/1/24	1,645,000	1,770,094
		25,919,666
Trading Companies and Distributors — 0.3%
Aircastle Ltd., 5.25%, 8/11/25(2)	11,005,000	12,027,211
BOC Aviation Ltd., MTN, 1.75%, 1/21/26	3,100,000	3,045,247
		15,072,458
Water Utilities — 0.1%
Essential Utilities, Inc., 2.70%, 4/15/30	4,310,000	4,352,765
Wireless Telecommunication Services — 0.4%
T-Mobile USA, Inc., 4.75%, 2/1/28	4,270,000	4,545,491
T-Mobile USA, Inc., 2.625%, 2/15/29	4,655,000	4,526,010
T-Mobile USA, Inc., 3.50%, 4/15/31	4,192,000	4,228,680
Vodafone Group plc, 4.375%, 2/19/43	4,035,000	4,500,031
		17,800,212
TOTAL CORPORATE BONDS (Cost $1,259,288,735)		1,246,507,484
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 17.0%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.5%
FHLMC, VRN, 2.57%, (1-year H15T1Y plus 2.25%), 9/1/35	325,188	347,478
FHLMC, VRN, 2.63%, (1-year H15T1Y plus 2.25%), 7/1/36	50,464	54,070
FHLMC, VRN, 2.82%, (12-month LIBOR plus 1.87%), 7/1/36	883,462	936,521
FHLMC, VRN, 2.35%, (1-year H15T1Y plus 2.14%), 10/1/36	782,782	838,505
FHLMC, VRN, 2.74%, (1-year H15T1Y plus 2.26%), 4/1/37	634,216	676,770
FHLMC, VRN, 2.91%, (12-month LIBOR plus 1.77%), 2/1/38	280,726	298,711
FHLMC, VRN, 2.89%, (12-month LIBOR plus 1.87%), 6/1/38	112,038	118,357
FHLMC, VRN, 2.63%, (12-month LIBOR plus 1.88%), 7/1/40	59,538	63,176
FHLMC, VRN, 2.32%, (12-month LIBOR plus 1.76%), 9/1/40	91,032	94,990
FHLMC, VRN, 3.66%, (12-month LIBOR plus 1.88%), 5/1/41	36,859	38,503
FHLMC, VRN, 3.08%, (12-month LIBOR plus 1.86%), 7/1/41	530,500	563,104
FHLMC, VRN, 2.04%, (12-month LIBOR plus 1.65%), 12/1/42	343,635	360,280
FHLMC, VRN, 2.02%, (12-month LIBOR plus 1.64%), 2/1/43	67,067	68,774
15

	Principal Amount	Value
FHLMC, VRN, 3.19%, (12-month LIBOR plus 1.63%), 5/1/43	$94,497	$98,853
FHLMC, VRN, 2.50%, (12-month LIBOR plus 1.62%), 6/1/43	2,139	2,148
FHLMC, VRN, 2.84%, (12-month LIBOR plus 1.65%), 6/1/43	55,603	55,885
FHLMC, VRN, 2.87%, (12-month LIBOR plus 1.63%), 1/1/44	1,457,281	1,520,446
FHLMC, VRN, 3.23%, (12-month LIBOR plus 1.62%), 6/1/44	555,003	580,990
FHLMC, VRN, 2.40%, (12-month LIBOR plus 1.60%), 10/1/44	535,448	558,774
FHLMC, VRN, 2.59%, (12-month LIBOR plus 1.60%), 6/1/45	1,471,126	1,540,877
FHLMC, VRN, 2.36%, (12-month LIBOR plus 1.63%), 8/1/46	1,602,252	1,670,161
FHLMC, VRN, 3.05%, (12-month LIBOR plus 1.64%), 9/1/47	1,073,376	1,123,698
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	127,175	132,676
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	976,570	1,018,657
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	797,282	831,643
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	389,641	406,434
FNMA, VRN, 1.79%, (6-month LIBOR plus 1.54%), 9/1/35	726,053	757,053
FNMA, VRN, 2.55%, (1-year H15T1Y plus 2.16%), 3/1/38	675,012	718,698
FNMA, VRN, 2.07%, (12-month LIBOR plus 1.69%), 1/1/40	32,958	34,289
FNMA, VRN, 2.54%, (12-month LIBOR plus 1.79%), 8/1/40	63,760	67,159
FNMA, VRN, 2.32%, (12-month LIBOR plus 1.77%), 10/1/40	119,629	126,321
FNMA, VRN, 2.45%, (12-month LIBOR plus 1.75%), 8/1/41	95,040	100,439
FNMA, VRN, 2.08%, (12-month LIBOR plus 1.59%), 3/1/43	191,542	197,184
FNMA, VRN, 2.08%, (12-month LIBOR plus 1.57%), 1/1/45	34,053	34,808
FNMA, VRN, 2.34%, (12-month LIBOR plus 1.59%), 8/1/45	318,671	332,081
FNMA, VRN, 2.60%, (12-month LIBOR plus 1.60%), 4/1/46	2,010,672	2,088,043
FNMA, VRN, 3.17%, (12-month LIBOR plus 1.61%), 3/1/47	968,258	1,011,777
FNMA, VRN, 3.18%, (12-month LIBOR plus 1.61%), 3/1/47	2,515,198	2,625,232
FNMA, VRN, 3.10%, (12-month LIBOR plus 1.61%), 4/1/47	1,602,319	1,673,312
FNMA, VRN, 2.94%, (12-month LIBOR plus 1.62%), 5/1/47	1,844,470	1,939,067
FNMA, VRN, 3.24%, (12-month LIBOR plus 1.62%), 5/1/47	571,779	599,460
		26,305,404
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 16.5%
FHLMC, 7.00%, 9/1/27	107	122
FHLMC, 6.50%, 1/1/28	171	193
FHLMC, 7.00%, 2/1/28	28	31
FHLMC, 6.50%, 3/1/29	1,070	1,220
FHLMC, 6.50%, 6/1/29	1,462	1,644
FHLMC, 7.00%, 8/1/29	123	137
FHLMC, 6.50%, 5/1/31	1,316	1,479
FHLMC, 6.50%, 6/1/31	155	174
FHLMC, 5.50%, 12/1/33	15,090	17,368
FHLMC, 6.00%, 2/1/38	122,593	146,691
FHLMC, 5.50%, 4/1/38	62,524	73,562
FHLMC, 6.00%, 5/1/38	97,603	116,496
FHLMC, 6.00%, 8/1/38	13,813	15,743
FHLMC, 5.50%, 9/1/38	497,680	585,610
FHLMC, 4.50%, 5/1/47	7,714,378	8,478,687
FHLMC, 3.50%, 12/1/47	4,736,891	5,039,053
FHLMC, 4.00%, 9/1/48	14,263,102	15,315,560
FHLMC, 4.00%, 10/1/48	1,915,005	2,053,378
FHLMC, 4.00%, 10/1/48	13,944,379	14,944,876
FHLMC, 3.50%, 4/1/49	24,276,453	25,642,701
FHLMC, 3.50%, 10/1/49	36,148,097	38,154,112
16

	Principal Amount	Value
FHLMC, 3.00%, 8/1/50	$17,710,517	$18,480,940
FNMA, 6.50%, 1/1/26	643	722
FNMA, 7.00%, 12/1/27	116	120
FNMA, 7.50%, 4/1/28	1,598	1,777
FNMA, 7.00%, 5/1/28	1,472	1,527
FNMA, 7.00%, 6/1/28	26	27
FNMA, 6.50%, 1/1/29	176	200
FNMA, 6.50%, 4/1/29	680	765
FNMA, 7.00%, 7/1/29	111	111
FNMA, 7.50%, 7/1/29	791	801
FNMA, 7.50%, 9/1/30	461	541
FNMA, 5.00%, 7/1/31	1,042,074	1,184,049
FNMA, 7.00%, 9/1/31	2,267	2,401
FNMA, 6.50%, 1/1/32	592	665
FNMA, 6.50%, 8/1/32	3,012	3,435
FNMA, 5.50%, 6/1/33	8,896	10,367
FNMA, 5.50%, 7/1/33	48,521	56,450
FNMA, 5.50%, 8/1/33	21,622	25,239
FNMA, 5.50%, 9/1/33	27,603	32,187
FNMA, 5.00%, 11/1/33	106,646	123,410
FNMA, 6.00%, 12/1/33	315,794	374,225
FNMA, 5.50%, 1/1/34	17,817	20,623
FNMA, 3.50%, 3/1/34	1,072,834	1,149,369
FNMA, 5.50%, 12/1/34	30,475	34,904
FNMA, 4.50%, 1/1/35	116,949	130,129
FNMA, 5.00%, 8/1/35	45,279	52,685
FNMA, 5.00%, 2/1/36	323,168	376,239
FNMA, 5.50%, 7/1/36	19,568	22,472
FNMA, 5.50%, 2/1/37	8,512	9,981
FNMA, 6.00%, 4/1/37	88,785	106,135
FNMA, 6.00%, 7/1/37	227,822	271,700
FNMA, 6.00%, 8/1/37	134,726	161,116
FNMA, 6.50%, 8/1/37	11,425	13,117
FNMA, 6.00%, 9/1/37	136,318	162,062
FNMA, 6.00%, 11/1/37	51,964	61,933
FNMA, 5.50%, 2/1/38	422,533	496,908
FNMA, 5.50%, 2/1/38	43,460	50,172
FNMA, 5.00%, 5/1/38	129,549	150,756
FNMA, 5.50%, 6/1/38	126,453	147,822
FNMA, 5.00%, 1/1/39	37,640	41,740
FNMA, 4.50%, 2/1/39	252,158	284,464
FNMA, 5.50%, 3/1/39	272,126	320,078
FNMA, 4.50%, 4/1/39	200,506	226,202
FNMA, 4.50%, 5/1/39	521,847	588,727
FNMA, 6.50%, 5/1/39	76,892	89,932
FNMA, 4.50%, 6/1/39	280,696	316,671
FNMA, 5.00%, 8/1/39	271,490	316,174
FNMA, 4.50%, 9/1/39	1,089,393	1,229,039
FNMA, 4.50%, 10/1/39	920,691	1,038,713
FNMA, 5.00%, 4/1/40	690,676	798,296
FNMA, 5.00%, 4/1/40	1,363,462	1,587,191
17

	Principal Amount	Value
FNMA, 5.00%, 6/1/40	$1,136,439	$1,313,405
FNMA, 4.00%, 10/1/40	988,198	1,096,095
FNMA, 4.50%, 11/1/40	881,204	994,152
FNMA, 5.00%, 11/1/40	104,371	121,500
FNMA, 3.50%, 12/1/40	137,079	148,541
FNMA, 4.00%, 8/1/41	1,548,928	1,715,326
FNMA, 4.50%, 9/1/41	690,737	769,705
FNMA, 4.50%, 9/1/41	112,704	126,690
FNMA, 3.50%, 10/1/41	958,120	1,035,959
FNMA, 3.50%, 12/1/41	4,574,217	4,945,823
FNMA, 4.00%, 12/1/41	2,277,367	2,510,390
FNMA, 3.50%, 1/1/42	98,155	106,130
FNMA, 5.00%, 1/1/42	2,672,040	3,111,007
FNMA, 3.50%, 2/1/42	3,233,342	3,495,161
FNMA, 3.50%, 4/1/42	239,870	260,872
FNMA, 3.50%, 5/1/42	1,144,207	1,244,017
FNMA, 3.50%, 6/1/42	1,094,541	1,190,378
FNMA, 3.50%, 8/1/42	5,672,809	6,152,174
FNMA, 3.50%, 8/1/42	212,771	229,056
FNMA, 3.50%, 9/1/42	1,373,678	1,489,380
FNMA, 3.50%, 12/1/42	469,518	510,636
FNMA, 4.00%, 1/1/44	331,516	365,455
FNMA, 4.00%, 11/1/45	3,163,504	3,448,943
FNMA, 4.00%, 11/1/45	731,528	802,440
FNMA, 4.00%, 2/1/46	3,642,429	3,973,604
FNMA, 4.00%, 4/1/46	7,345,726	7,989,381
FNMA, 6.50%, 8/1/47	4,172	4,531
FNMA, 6.50%, 9/1/47	8,417	9,107
FNMA, 6.50%, 9/1/47	406	440
FNMA, 6.50%, 9/1/47	4,443	4,806
FNMA, 3.50%, 3/1/48	4,523,970	4,799,299
FNMA, 4.00%, 6/1/48	12,055,507	12,966,345
FNMA, 4.50%, 7/1/48	12,192,723	13,340,151
FNMA, 4.00%, 8/1/48	3,467,438	3,724,867
FNMA, 4.50%, 2/1/49	7,912,319	8,624,646
FNMA, 3.50%, 4/1/49	16,114,303	17,021,842
FNMA, 4.00%, 6/1/49	18,538,228	19,885,852
FNMA, 3.50%, 7/1/49	4,814,676	5,085,353
FNMA, 3.50%, 9/1/49	1,016,935	1,074,106
FNMA, 4.50%, 9/1/49	2,838,578	3,082,296
FNMA, 3.00%, 12/1/49	16,745,436	17,483,692
FNMA, 3.00%, 3/1/50	11,271,522	11,769,387
FNMA, 3.00%, 3/1/50	63,459,884	66,726,432
FNMA, 2.50%, 4/1/50	4,370,636	4,491,386
FNMA, 3.00%, 5/1/50	6,311,351	6,570,253
FNMA, 3.00%, 6/1/50	6,608,339	6,892,930
FNMA, 3.00%, 6/1/50	6,470,985	6,758,464
FNMA, 3.00%, 6/1/50	9,364,181	9,818,343
FNMA, 2.50%, 10/1/50	60,649,844	62,313,918
GNMA, 2.50%, TBA	146,850,000	151,530,845
GNMA, 3.00%, TBA	44,500,000	46,361,699
18

	Principal Amount	Value
GNMA, 7.00%, 11/15/22	$188	$190
GNMA, 7.00%, 4/20/26	116	129
GNMA, 7.50%, 8/15/26	267	298
GNMA, 8.00%, 8/15/26	114	125
GNMA, 7.50%, 5/15/27	164	166
GNMA, 8.00%, 6/15/27	320	321
GNMA, 7.00%, 2/15/28	101	102
GNMA, 7.50%, 2/15/28	43	43
GNMA, 6.50%, 3/15/28	425	475
GNMA, 6.50%, 5/15/28	1,901	2,125
GNMA, 7.00%, 12/15/28	117	118
GNMA, 7.00%, 5/15/31	1,407	1,656
GNMA, 6.00%, 7/15/33	372,095	446,346
GNMA, 4.50%, 8/15/33	384,382	430,890
GNMA, 5.00%, 3/20/36	45,345	51,903
GNMA, 5.00%, 4/20/36	90,406	103,417
GNMA, 5.00%, 5/20/36	141,009	161,359
GNMA, 5.50%, 1/15/39	510,584	602,258
GNMA, 6.00%, 1/20/39	18,995	22,368
GNMA, 6.00%, 2/20/39	119,493	140,711
GNMA, 4.50%, 6/15/39	1,123,649	1,276,574
GNMA, 5.00%, 9/15/39	30,688	35,585
GNMA, 5.50%, 9/15/39	43,803	50,672
GNMA, 5.00%, 10/15/39	490,638	569,828
GNMA, 4.50%, 1/15/40	402,856	455,069
GNMA, 4.00%, 11/20/40	1,299,541	1,439,958
GNMA, 4.00%, 12/15/40	495,555	546,329
GNMA, 4.50%, 6/15/41	379,260	435,773
GNMA, 4.50%, 7/20/41	559,556	627,817
GNMA, 3.50%, 4/20/42	2,892,648	3,138,362
GNMA, 3.50%, 6/20/42	6,295,179	6,830,385
GNMA, 3.50%, 3/20/43	402,560	437,320
GNMA, 3.50%, 4/20/43	2,498,899	2,714,817
GNMA, 4.50%, 11/20/43	67,031	75,204
GNMA, 3.50%, 7/20/44	177,936	191,888
GNMA, 4.00%, 9/20/45	382,761	420,465
GNMA, 3.50%, 3/15/46	1,448,467	1,549,680
GNMA, 3.50%, 4/20/46	5,176,979	5,541,316
GNMA, 2.50%, 7/20/46	7,280,546	7,578,528
GNMA, 2.50%, 8/20/46	825,275	858,226
GNMA, 2.50%, 2/20/47	404,181	420,279
GNMA, 3.00%, 4/20/50	46,869,680	49,020,721
UMBS, 3.00%, TBA	28,500,000	29,687,871
		786,499,023
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $807,122,810)		812,804,427
COLLATERALIZED MORTGAGE OBLIGATIONS — 7.3%
Private Sponsor Collateralized Mortgage Obligations — 3.5%
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 2.77%, 3/25/35	956,303	975,180
Agate Bay Mortgage Loan Trust, Series 2014-3, Class A2, VRN, 3.50%, 11/25/44(2)	513,976	521,630
19

	Principal Amount	Value
Agate Bay Mortgage Loan Trust, Series 2016-1, Class A3, VRN, 3.50%, 12/25/45(2)	$891,277	$903,778
Agate Bay Mortgage Loan Trust, Series 2016-3, Class A3, VRN, 3.50%, 8/25/46(2)	1,705,013	1,735,187
Arroyo Mortgage Trust, Series 2018-1, Class A2, VRN, 4.02%, 4/25/48(2)	4,168,153	4,196,409
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 3.58%, 6/25/34	781,986	798,730
Bellemeade Re Ltd., Series 19-3A, Class B1, VRN, 2.61%, (1-month LIBOR plus 2.50%), 7/25/29(2)	8,980,000	8,997,738
Bellemeade Re Ltd., Series 2018-2A, Class B1, VRN, 2.76%, (1-month LIBOR plus 2.65%), 8/25/28(2)	15,455,000	15,537,443
Bellemeade Re Ltd., Series 2019-3A, Class M1C, VRN, 2.06%, (1-month LIBOR plus 1.95%), 7/25/29(2)	4,060,000	4,051,761
Bellemeade Re Ltd., Series 2020-1A, Class B1, VRN, 4.51%, (1-month LIBOR plus 4.40%), 6/25/30(2)	3,250,000	3,283,000
Bellemeade Re Ltd., Series 2020-2A, Class M1C, VRN, 4.11%, (1-month LIBOR plus 4.00%), 8/26/30(2)	5,800,000	5,911,217
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.19%, 8/25/34	1,630,789	1,670,365
COLT Mortgage Loan Trust, Series 2020-1, Class A3 SEQ, VRN, 2.90%, 2/25/50(2)	5,313,527	5,367,492
Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 2M2, VRN, 3.76%, (1-month LIBOR plus 3.65%), 2/25/40(2)	6,500,000	6,577,167
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	3,708	3,600
Credit Suisse First Boston Mortgage-Backed Trust, Series 2004-AR6, Class 2A1, VRN, 2.72%, 10/25/34	38,967	39,163
Credit Suisse Mortgage Trust, Series 2019-AFC1, Class A1, VRN, 2.57%, 7/25/49(2)	4,329,047	4,395,812
Credit Suisse Mortgage Trust, Series 2020-AFC1, Class A3, VRN, 2.51%, 2/25/50(2)	4,659,117	4,723,992
Credit Suisse Mortgage Trust, Series 2020-NQM1, Class A1 SEQ, 1.21%, 5/25/65(2)	5,467,192	5,496,260
Credit Suisse Mortgage Trust, Series 2020-NQM1, Class A2 SEQ, 1.41%, 5/25/65(2)	3,905,251	3,913,390
Credit Suisse Mortgage Trust, Series 2021-NQM2, Class A2 SEQ, VRN, 1.38%, 2/25/66(2)	7,425,000	7,424,906
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.37%, 10/25/34	813,488	841,987
GCAT Trust, Series 2021-NQM1, Class A3 SEQ, 1.15%, 1/25/66(2)	7,802,868	7,802,726
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.88%, 6/25/34	327,262	327,774
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 3.30%, 5/25/34	697,208	688,864
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.87%, 1/25/35	607,249	621,833
GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A1, VRN, 3.17%, 9/25/35	4,838	4,805
Home RE Ltd., Series 2020-1, Class M1B, VRN, 3.36%, (1-month LIBOR plus 3.25%), 10/25/30(2)	10,600,000	10,810,094
Home RE Ltd., Series 21-1 Class M1B, VRN, 1.66%, (1-month LIBOR plus 1.55%), 7/25/33(2)	4,300,000	4,306,503
Imperial Fund Mortgage Trust, Series 2020-NQM1, Class A2, VRN, 1.69%, 10/25/55(2)	2,678,694	2,689,505
JP Morgan Mortgage Trust, Series 2020-3, Class A15, VRN, 3.50%, 8/25/50(2)	7,355,951	7,506,126
20

	Principal Amount	Value
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 3/25/43(2)	$343,094	$347,348
JPMorgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.50%, 1/25/47(2)	342,736	347,582
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.18%, 11/21/34	740,925	749,135
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.27%, 11/25/35	1,341,587	1,340,697
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.79%, 2/25/35	623,224	630,515
MFA Trust, Series 2020-NQM3, Class A1 SEQ, VRN, 1.01%, 1/26/65(2)	3,360,482	3,362,797
New Residential Mortgage Loan Trust, Series 2017-1A, Class A1, VRN, 4.00%, 2/25/57(2)	3,622,321	3,896,450
Oaktown Re V Ltd., Series 2020-2A, Class M1A, VRN, 2.51%, (1-month LIBOR plus 2.40%), 10/25/30(2)	4,624,901	4,662,305
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 6/25/48(2)	580,500	581,649
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(2)	1,207,987	1,233,096
Starwood Mortgage Residential Trust, Series 2020-2, Class A2 SEQ, VRN, 3.97%, 4/25/60(2)	3,000,000	3,139,536
Starwood Mortgage Residential Trust, Series 2020-2, Class B1E, VRN, 3.00%, 4/25/60(2)	5,438,000	5,646,706
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.45%, 7/25/34	321,107	330,967
Verus Securitization Trust, Series 2021-R2, Class A2, VRN, 1.12%, 2/25/64(2)	7,675,000	7,674,939
Verus Securitization Trust, Series 2021-R2, Class A3, VRN, 1.23%, 2/25/64(2)	9,056,000	9,055,971
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	38,175	39,498
		165,163,628
U.S. Government Agency Collateralized Mortgage Obligations — 3.8%
FHLMC, Series 2013-DN2, Class M2, VRN, 4.36%, (1-month LIBOR plus 4.25%), 11/25/23	4,587,249	4,591,010
FHLMC, Series 2014-DN2, Class M3, VRN, 3.71%, (1-month LIBOR plus 3.60%), 4/25/24	6,045,992	6,038,808
FHLMC, Series 2014-DN3, Class M3, VRN, 4.11%, (1-month LIBOR plus 4.00%), 8/25/24	2,093,923	2,133,141
FHLMC, Series 2014-DN4, Class M3, VRN, 4.66%, (1-month LIBOR plus 4.55%), 10/25/24	1,188,717	1,214,683
FHLMC, Series 2014-HQ1, Class M3, VRN, 4.21%, (1-month LIBOR plus 4.10%), 8/25/24	4,363,612	4,426,269
FHLMC, Series 2014-HQ3, Class M3, VRN, 4.86%, (1-month LIBOR plus 4.75%), 10/25/24	2,571,323	2,607,969
FHLMC, Series 2015-DNA3, Class M3F, VRN, 3.81%, (1-month LIBOR plus 3.70%), 4/25/28	3,415,279	3,507,845
FHLMC, Series 2015-HQ2, Class M3, VRN, 3.36%, (1-month LIBOR plus 3.25%), 5/25/25	1,459,631	1,487,091
FHLMC, Series 2015-HQA2, Class M3, VRN, 4.91%, (1-month LIBOR plus 4.80%), 5/25/28	372,574	387,778
FHLMC, Series 2016-DNA1, Class M3, VRN, 5.66%, (1-month LIBOR plus 5.55%), 7/25/28	9,671,901	10,199,255
FHLMC, Series 2016-DNA2, Class M3, VRN, 4.76%, (1-month LIBOR plus 4.65%), 10/25/28	5,383,272	5,656,225
FHLMC, Series 2016-DNA3, Class M3, VRN, 5.11%, (1-month LIBOR plus 5.00%), 12/25/28	8,933,229	9,436,495
21

	Principal Amount	Value
FHLMC, Series 2016-HQA3, Class M2, VRN, 1.46%, (1-month LIBOR plus 1.35%), 3/25/29	$302,211	$302,793
FHLMC, Series 2016-HQA4, Class M3, VRN, 4.01%, (1-month LIBOR plus 3.90%), 4/25/29	5,687,004	5,904,443
FHLMC, Series 2017-DNA1, Class M2, VRN, 3.36%, (1-month LIBOR plus 3.25%), 7/25/29	8,566,321	8,838,661
FHLMC, Series 2017-DNA2, Class M2, VRN, 3.56%, (1-month LIBOR plus 3.45%), 10/25/29	2,400,000	2,498,137
FHLMC, Series 2018-HQA2, Class M2, VRN, 2.41%, (1-month LIBOR plus 2.30%), 10/25/48(2)	1,750,000	1,758,124
FHLMC, Series 2018-HRP2, Class M3, VRN, 2.51%, (1-month LIBOR plus 2.40%), 2/25/47(2)	6,200,000	6,274,568
FHLMC, Series 2019-DNA2, Class M2, VRN, 2.56%, (1-month LIBOR plus 2.45%), 3/25/49(2)	3,427,742	3,446,006
FHLMC, Series 2019-HRP1, Class M2, VRN, 1.51%, (1-month LIBOR plus 1.40%), 2/25/49(2)	797,976	794,944
FHLMC, Series 2020-DNA3, Class M2, VRN, 3.11%, (1-month LIBOR plus 3.00%), 6/25/50(2)	6,878,985	6,932,248
FHLMC, Series 2020-DNA5, Class M2, VRN, 2.82%, (SOFR plus 2.80%), 10/25/50(2)	7,450,000	7,527,301
FHLMC, Series 2020-HQA3, Class M2, VRN, 3.71%, (1-month LIBOR plus 3.60%), 7/25/50(2)	3,872,139	3,923,507
FHLMC, Series 3397, Class GF, VRN, 0.61%, (1-month LIBOR plus 0.50%), 12/15/37	991,711	1,000,256
FNMA, Series 2013-C01, Class M2, VRN, 5.36%, (1-month LIBOR plus 5.25%), 10/25/23	9,233,588	9,539,829
FNMA, Series 2014-C01, Class M2, VRN, 4.51%, (1-month LIBOR plus 4.40%), 1/25/24	6,837,737	7,015,332
FNMA, Series 2014-C02, Class 1M2, VRN, 2.71%, (1-month LIBOR plus 2.60%), 5/25/24	6,563,103	6,476,699
FNMA, Series 2014-C02, Class 2M2, VRN, 2.71%, (1-month LIBOR plus 2.60%), 5/25/24	2,797,658	2,824,538
FNMA, Series 2014-C03, Class 2M2, VRN, 3.01%, (1-month LIBOR plus 2.90%), 7/25/24	3,555,657	3,598,857
FNMA, Series 2014-C04, Class 1M2, VRN, 5.01%, (1-month LIBOR plus 4.90%), 11/25/24	3,869,284	4,000,958
FNMA, Series 2014-C04, Class 2M2, VRN, 5.11%, (1-month LIBOR plus 5.00%), 11/25/24	1,574,865	1,593,919
FNMA, Series 2015-C03, Class 1M2, VRN, 5.11%, (1-month LIBOR plus 5.00%), 7/25/25	7,933,557	8,171,423
FNMA, Series 2015-C03, Class 2M2, VRN, 5.11%, (1-month LIBOR plus 5.00%), 7/25/25	4,010,564	4,073,086
FNMA, Series 2015-C04, Class 1M2, VRN, 5.81%, (1-month LIBOR plus 5.70%), 4/25/28	5,446,655	5,802,215
FNMA, Series 2015-C04, Class 2M2, VRN, 5.66%, (1-month LIBOR plus 5.55%), 4/25/28	10,981,495	11,626,710
FNMA, Series 2016-C01, Class 2M2, VRN, 7.06%, (1-month LIBOR plus 6.95%), 8/25/28	6,555,379	7,011,801
FNMA, Series 2016-C04, Class 1M2, VRN, 4.36%, (1-month LIBOR plus 4.25%), 1/25/29	5,491,714	5,735,575
FNMA, Series 2016-C06, Class 1M2, VRN, 4.36%, (1-month LIBOR plus 4.25%), 4/25/29	3,057,373	3,195,785
FNMA, Series 2017-C05, Class 1M2C, VRN, 2.31%, (1-month LIBOR plus 2.20%), 1/25/30	1,180,000	1,183,950
		182,738,234
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $343,959,001)		347,901,862
22

	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS — 5.0%
Anchorage Credit Opportunities CLO Ltd., Series 2019-1A, Class A1, VRN, 2.17%, (3-month LIBOR plus 1.95%), 1/20/32(2)	$9,775,000	$9,803,980
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 1.24%, (3-month LIBOR plus 1.02%), 4/20/31(2)	9,000,000	9,001,767
CBAM Ltd., Series 2019-9A, Class A, VRN, 1.52%, (3-month LIBOR plus 1.28%), 2/12/30(2)	7,900,000	7,907,156
CIFC Funding Ltd., Series 2016-1A, Class A1R, VRN, 1.57%, (3-month LIBOR plus 1.35%), 10/21/31(2)	9,800,000	9,832,272
Dryden CLO Ltd., Series 2018-64A, Class A, VRN, 1.19%, (3-month LIBOR plus 0.97%), 4/18/31(2)	6,050,000	6,050,926
Elmwood CLO II Ltd., Series 2019-2A, Class DR, VRN, 4.19%, (3-month LIBOR plus 3.00%), 4/20/34(2)(3)	5,925,000	5,925,000
Elmwood CLO VII Ltd., Series 2020-4A, Class A, VRN, 1.54%, (3-month LIBOR plus 1.39%), 1/17/34(2)	10,200,000	10,261,967
Goldentree Loan Management US CLO Ltd., Series 2017-1A, Class CR2, VRN, 1.99%, (3-month LIBOR plus 1.80%), 4/20/34(2)(3)	10,425,000	10,425,000
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 1.34%, (3-month LIBOR plus 1.12%), 7/20/31(2)	6,500,000	6,510,232
Kayne CLO Ltd., Series 2019-6A, Class A1, VRN, 1.60%, (3-month LIBOR plus 1.38%), 1/20/33(2)	8,000,000	8,032,710
KKR CLO Ltd., Series 2022A, Class A, VRN, 1.37%, (3-month LIBOR plus 1.15%), 7/20/31(2)	6,000,000	6,008,833
KKR CLO Ltd., Series 2030A, Class A1, VRN, 1.74%, (3-month LIBOR plus 1.50%), 10/17/31(2)	9,700,000	9,736,679
Madison Park Funding XXII Ltd., Series 2016-22A, Class A1R, VRN, 1.50%, (3-month LIBOR plus 1.26%), 1/15/33(2)	11,000,000	11,037,895
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 1.22%, (3-month LIBOR plus 0.98%), 4/15/31(2)	7,725,000	7,720,400
Oak Hill Credit Partners X-R Ltd., Series 2014-10RA, Class CR, VRN, 2.19%, (3-month LIBOR plus 2.00%), 4/20/34(2)(3)	11,650,000	11,650,000
Octagon Investment Partners 45 Ltd., Series 2019-1A, Class A, VRN, 1.57%, (3-month LIBOR plus 1.33%), 10/15/32(2)	8,700,000	8,729,689
Parallel Ltd., Series 2020-1A, Class A1, VRN, 2.05%, (3-month LIBOR plus 1.83%), 7/20/31(2)	11,450,000	11,470,787
Park Avenue Institutional Advisers CLO Ltd., Series 2018-1A, Class BR, VRN, 2.29%, (3-month LIBOR plus 2.10%), 10/20/31(2)(3)	9,450,000	9,450,000
Rockford Tower CLO Ltd., Series 2017-1A, Class CR2, VRN, 1.99%, (3-month LIBOR plus 2.10%), 4/20/34(2)(3)	11,075,000	11,075,000
Rockford Tower CLO Ltd., Series 2017-3A, Class A, VRN, 1.41%, (3-month LIBOR plus 1.19%), 10/20/30(2)	9,550,000	9,561,673
Rockford Tower CLO Ltd., Series 2019-2A, Class A, VRN, 1.51%, (3-month LIBOR plus 1.33%), 8/20/32(2)	7,900,000	7,919,355
Silver Creek CLO Ltd., Series 2014-1A, Class AR, VRN, 1.46%, (3-month LIBOR plus 1.24%), 7/20/30(2)	12,100,000	12,109,723
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, VRN, 1.37%, (3-month LIBOR plus 1.15%), 4/18/31(2)	9,585,000	9,590,399
Symphony CLO XXII Ltd., Series 2020-22A, Class A1A, VRN, 1.51%, (3-month LIBOR plus 1.29%), 4/18/33(2)	3,800,000	3,804,681
Symphony CLO XXV Ltd., Series 2021-25A, Class C, VRN, 2.24%, (3-month LIBOR plus 2.05%), 4/19/34(2)(3)	11,050,000	11,050,000
Treman Park CLO Ltd., Series 2015-1A, Class ARR, VRN, 1.29%, (3-month LIBOR plus 1.07%), 10/20/28(2)	6,409,507	6,415,558
23

	Principal Amount	Value
Voya CLO Ltd., Series 2013-2A, Class A1R, VRN, 1.19%, (3-month LIBOR plus 0.97%), 4/25/31(2)	$7,400,000	$7,405,154
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $237,496,598)		238,486,836
ASSET-BACKED SECURITIES — 2.6%
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(2)	1,936,123	1,984,468
FirstKey Homes Trust, Series 2020-SFR1, Class C, 1.94%, 9/17/25(2)	4,000,000	3,992,808
FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.97%, 10/19/37(2)	12,800,000	12,658,176
Goodgreen, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(2)	4,370,732	4,709,042
Goodgreen Trust, Series 2020-1A, Class A SEQ, 2.63%, 4/15/55(2)	9,649,158	9,943,414
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(2)	1,532,430	1,573,002
Mosaic Solar Loan Trust, Series 2021-1A, Class B, 2.05%, 12/20/46(2)	11,100,000	10,966,958
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(2)	547,226	549,751
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(2)	1,087,083	1,099,861
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(2)	3,270,837	3,345,861
MVW Owner Trust, Series 2018-1A, Class A SEQ, 3.45%, 1/21/36(2)	5,099,941	5,294,946
Progress Residential Trust, Series 2017-SFR1, Class A SEQ, 2.77%, 8/17/34(2)	2,285,186	2,301,013
Progress Residential Trust, Series 2018-SFR3, Class A SEQ, 3.88%, 10/17/35(2)	9,982,881	10,145,248
Progress Residential Trust, Series 2018-SFR3, Class B, 4.08%, 10/17/35(2)	7,000,000	7,086,215
Progress Residential Trust, Series 2019-SFR2, Class A SEQ, 3.15%, 5/17/36(2)	5,408,060	5,539,197
Progress Residential Trust, Series 2020-SFR1, Class D, 2.38%, 4/17/37(2)	3,000,000	3,001,572
Progress Residential Trust, Series 2020-SFR2, Class A SEQ, 2.08%, 6/17/37(2)	6,100,000	6,239,256
Progress Residential Trust, Series 2021-SFR2, Class D, 2.20%, 4/19/38(2)(3)	7,600,000	7,566,408
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(2)	776,987	789,177
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class A SEQ, 3.50%, 6/20/35(2)	3,124,497	3,249,103
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class A SEQ, 2.59%, 5/20/36(2)	4,708,425	4,837,196
Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class C, 1.79%, 11/20/37(2)	7,150,000	7,173,928
Towd Point Mortgage Trust, Series 2018-1, Class A1 SEQ, VRN, 3.00%, 1/25/58(2)	1,267,144	1,306,581
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(2)	2,966,945	3,099,564
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(2)	2,275,966	2,292,017
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(2)	843,595	860,527
24

	Principal Amount/Shares	Value
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(2)	$1,088,974	$1,143,288
TOTAL ASSET-BACKED SECURITIES (Cost $121,745,907)		122,748,577
EXCHANGE-TRADED FUNDS — 1.5%
iShares 0-5 Year High Yield Corporate Bond ETF	523,400	23,976,954
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	1,744,200	47,668,986
TOTAL EXCHANGE-TRADED FUNDS (Cost $71,261,674)		71,645,940
MUNICIPAL SECURITIES — 1.3%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	$2,205,000	3,178,519
Bay Area Toll Authority Rev., 6.26%, 4/1/49	2,000,000	3,094,755
California State University Rev., 2.98%, 11/1/51	4,000,000	3,928,552
Dallas Area Rapid Transit Rev., 6.00%, 12/1/44	1,250,000	1,804,810
Foothill-Eastern Transportation Corridor Agency Rev., 4.09%, 1/15/49	4,055,000	4,227,987
Grand Parkway Transportation Corp. Rev., 3.24%, 10/1/52	2,335,000	2,349,462
Houston GO, 3.96%, 3/1/47	1,090,000	1,235,755
Los Angeles Community College District GO, 6.75%, 8/1/49	1,530,000	2,513,023
Los Angeles Department of Airports Rev., 6.58%, 5/15/39	1,575,000	2,047,946
Los Angeles Unified School District GO, 5.75%, 7/1/34	500,000	661,781
Metropolitan Government of Nashville & Davidson County GO, 5.71%, 7/1/34	375,000	492,348
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	1,390,000	1,901,255
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	470,000	649,841
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	100,000	125,866
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	1,406,000	2,211,544
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	970,000	1,486,760
New York City GO, 5.97%, 3/1/36	500,000	671,509
New York City GO, 6.27%, 12/1/37	335,000	471,147
New York City Water & Sewer System Rev., 5.95%, 6/15/42	1,425,000	2,057,987
New York State Dormitory Authority Rev., 3.19%, 2/15/43	500,000	511,275
Ohio Turnpike & Infrastructure Commission Rev., 3.22%, 2/15/48	3,430,000	3,438,900
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	420,000	580,659
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	1,775,000	2,318,608
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	6,075,000	6,074,482
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	1,575,000	2,106,724
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	490,000	664,060
San Antonio Electric & Gas Systems Rev., 5.99%, 2/1/39	480,000	666,661
San Diego County Regional Airport Authority Rev., 5.59%, 7/1/43	850,000	877,471
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	1,100,000	1,475,271
San Jose Redevelopment Agency Successor Agency Tax Allocation, 3.375%, 8/1/34	1,355,000	1,447,859
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	1,320,000	1,631,443
State of California GO, 4.60%, 4/1/38	2,165,000	2,501,949
State of California GO, 7.55%, 4/1/39	900,000	1,455,602
State of California GO, 7.30%, 10/1/39	1,735,000	2,647,984
State of California GO, 7.60%, 11/1/40	455,000	756,448
TOTAL MUNICIPAL SECURITIES (Cost $61,771,687)		64,266,243
U.S. GOVERNMENT AGENCY SECURITIES — 1.0%
FHLMC, 0.375%, 9/23/25	14,900,000	14,636,235
FNMA, 0.50%, 6/17/25	5,000,000	4,954,159
25

	Principal Amount/Shares	Value
FNMA, 0.75%, 10/8/27	$21,000,000	$20,234,101
FNMA, 6.625%, 11/15/30	6,500,000	9,281,302
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $49,279,134)		49,105,797
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.3%
Chile†
Chile Government International Bond, 3.25%, 9/14/21	920,000	931,960
Chile Government International Bond, 3.625%, 10/30/42	650,000	682,074
		1,614,034
Mexico†
Mexico Government International Bond, 4.15%, 3/28/27	18,000	19,992
Panama — 0.1%
Panama Government International Bond, 7.125%, 1/29/26	1,400,000	1,734,530
Panama Government International Bond, 6.70%, 1/26/36	200,000	269,861
		2,004,391
Peru†
Peruvian Government International Bond, 5.625%, 11/18/50	1,315,000	1,745,262
Philippines — 0.1%
Philippine Government International Bond, 5.50%, 3/30/26	3,000,000	3,622,736
Philippine Government International Bond, 6.375%, 10/23/34	830,000	1,139,798
		4,762,534
Poland — 0.1%
Republic of Poland Government International Bond, 5.125%, 4/21/21	450,000	451,021
Republic of Poland Government International Bond, 3.00%, 3/17/23	1,050,000	1,103,010
Republic of Poland Government International Bond, 4.00%, 1/22/24	230,000	252,147
		1,806,178
Uruguay†
Uruguay Government International Bond, 4.375%, 10/27/27	820,000	933,316
Uruguay Government International Bond, 4.125%, 11/20/45	340,000	380,827
		1,314,143
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $12,290,366)		13,266,534
PREFERRED STOCKS — 0.2%
Banks — 0.1%
JPMorgan Chase & Co., 4.60%	3,338,000	3,379,725
Capital Markets — 0.1%
Charles Schwab Corp. (The), Series I, 4.00%	4,705,000	4,786,397
TOTAL PREFERRED STOCKS (Cost $8,088,467)		8,166,122
BANK LOAN OBLIGATIONS(4) — 0.1%
Pharmaceuticals — 0.1%
Horizon Therapeutics USA Inc., 2021 Term Loan B, 2.50%, (3-month LIBOR plus 2.00%), 2/26/28 (Cost $6,027,543)	$6,020,000	6,010,970
TEMPORARY CASH INVESTMENTS — 3.4%
BNP Paribas SA, 0.03%, 4/1/21(2)(5)	104,330,000	104,329,887
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 2.50%, 11/30/21 - 2/15/46, valued at $1,291,849), in a joint trading account at 0.01%, dated 3/31/21, due 4/1/21 (Delivery value $1,266,475)		1,266,475
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.25%, 3/31/28, valued at $4,305,454), at 0.00%, dated 3/31/21, due 4/1/21 (Delivery value $4,221,000)		4,221,000
26

	Principal Amount/Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,538,145	$1,538,145
Toronto-Dominion Bank (The), 0.05%, 4/7/21(2)(5)	$50,000,000	49,999,271
TOTAL TEMPORARY CASH INVESTMENTS (Cost $161,355,203)		161,354,778
TOTAL INVESTMENT SECURITIES — 105.8% (Cost $5,088,649,423)		5,054,276,769
OTHER ASSETS AND LIABILITIES(6) — (5.8)%		(279,331,899)
TOTAL NET ASSETS — 100.0%		$4,774,944,870

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,611,929	HUF	491,960,627	UBS AG	6/16/21	$20,684
USD	2,138,775	MXN	44,635,816	Goldman Sachs & Co.	6/16/21	(28,142)
						$(7,458)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	1,224	June 2021	$270,169,312	$(6,488)
U.S. Treasury 5-Year Notes	347	June 2021	42,819,258	(76,046)
U.S. Treasury Long Bonds	380	June 2021	58,745,625	(595,334)
U.S. Treasury Ultra Bonds	235	June 2021	42,586,406	(210,123)
			$414,320,601	$(887,991)

^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	859	June 2021	$112,475,313	$63,172
U.S. Treasury 10-Year Ultra Notes	725	June 2021	104,173,437	638,881
			$216,648,750	$702,053

^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index At Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.77%	8/5/24	$25,500,000	$(707)	$676,976	$676,269
CPURNSA	Receive	2.34%	2/5/26	$46,000,000	781	566,245	567,026
CPURNSA	Receive	2.33%	2/8/26	$46,000,000	781	566,709	567,490
CPURNSA	Receive	2.30%	2/24/26	$48,000,000	793	610,591	611,384
CPURNSA	Receive	2.40%	2/9/31	$23,000,000	748	268,108	268,856
					$2,396	$2,688,629	$2,691,025

27

NOTES TO SCHEDULE OF INVESTMENTS
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
HUF	-	Hungarian Forint
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
MXN	-	Mexican Peso
SEQ	-	Sequential Payer
SOFR	-	Secured Overnight Financing Rate
TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	-	Uniform Mortgage-Backed Securities
USBMMY	-	U.S. Treasury Bill Money Market Yield
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $10,228,980.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $936,272,278, which represented 19.6% of total net assets. Of these securities, 1.4% of total net assets were deemed illiquid under policies approved by the Board of Trustees.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(5)The rate indicated is the yield to maturity at purchase.
(6)Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.
28

Statement of Assets and Liabilities

MARCH 31, 2021
Assets
Investment securities, at value (cost of $5,088,649,423)	$5,054,276,769
Receivable for investments sold	293,209,708
Receivable for capital shares sold	4,382,638
Receivable for variation margin on swap agreements	89,489
Unrealized appreciation on forward foreign currency exchange contracts	20,684
Interest and dividends receivable	18,202,925
5,370,182,213

Liabilities
Payable for investments purchased	595,149,553
Payable for variation margin on futures contracts	59,648
Unrealized depreciation on forward foreign currency exchange contracts	28,142
595,237,343

Net Assets	$4,774,944,870

G Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	430,641,727

Net Asset Value Per Share	$11.09

Net Assets Consist of:
Capital paid in	$4,805,066,623
Distributable earnings	(30,121,753)
$4,774,944,870
See Notes to Financial Statements.
29

Statement of Operations

YEAR ENDED MARCH 31, 2021
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $205)	$57,176,840
Dividends	117,046
57,293,886

Expenses:
Management fees	11,940,836
Trustees' fees and expenses	242,513
Other expenses	11,410
12,194,759
Fees waived	(11,940,836)
253,923

Net investment income (loss)	57,039,963

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	38,492,717
Forward foreign currency exchange contract transactions	(232,306)
Futures contract transactions	4,436,422
Swap agreement transactions	3,784,043
46,480,876

Change in net unrealized appreciation (depreciation) on:
Investments	(86,318,552)
Forward foreign currency exchange contracts	(252,330)
Futures contracts	(1,382,621)
Swap agreements	(3,177,933)
(91,131,436)

Net realized and unrealized gain (loss)	(44,650,560)

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,389,403

See Notes to Financial Statements.
30

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2021 AND MARCH 31, 2020
Increase (Decrease) in Net Assets	March 31, 2021	March 31, 2020
Operations
Net investment income (loss)	$57,039,963	$71,568,315
Net realized gain (loss)	46,480,876	95,255,331
Change in net unrealized appreciation (depreciation)	(91,131,436)	34,174,979
Net increase (decrease) in net assets resulting from operations	12,389,403	200,998,625

Distributions to Shareholders
From earnings	(123,829,674)	(75,070,089)

Capital Share Transactions
Proceeds from shares sold	3,098,949,719	346,486,144
Proceeds from reinvestment of distributions	123,828,062	75,070,089
Payments for shares redeemed	(384,004,380)	(1,071,028,000)
Net increase (decrease) in net assets from capital share transactions	2,838,773,401	(649,471,767)

Net increase (decrease) in net assets	2,727,333,130	(523,543,231)

Net Assets
Beginning of period	2,047,611,740	2,571,154,971
End of period	$4,774,944,870	$2,047,611,740

Transactions in Shares of the Fund
Sold	269,731,102	31,707,990
Issued in reinvestment of distributions	10,838,989	6,841,662
Redeemed	(33,613,923)	(96,903,497)
Net increase (decrease) in shares of the fund	246,956,168	(58,353,845)

See Notes to Financial Statements.
31

Notes to Financial Statements

MARCH 31, 2021

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. NT Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities. The fund offers the G Class.
2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
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If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
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Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 57% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.
Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.0000% to 0.0600%. The investment advisor agreed to waive the fund’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees. The effective annual management fee for the period ended March 31, 2021 was 0.34% before waiver and 0.00% after waiver.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.
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4. Investment Transactions

Purchases of investment securities, excluding short-term investments and in kind transactions, for the period ended March 31, 2021 totaled $9,621,890,195, of which $7,082,683,024 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2021 totaled $8,030,978,101, of which $5,827,452,408 represented U.S. Treasury and Government Agency obligations.

On August 28, 2020, the fund received investment securities and other financial instruments valued at $1,597,998,548 from a purchase in kind from other products managed by the fund's investment advisor. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.
5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$1,912,011,199	—
Corporate Bonds	—	1,246,507,484	—
U.S. Government Agency Mortgage-Backed Securities	—	812,804,427	—
Collateralized Mortgage Obligations	—	347,901,862	—
Collateralized Loan Obligations	—	238,486,836	—
Asset-Backed Securities	—	122,748,577	—
Exchange-Traded Funds	$71,645,940	—	—
Municipal Securities	—	64,266,243	—
U.S. Government Agency Securities	—	49,105,797	—
Sovereign Governments and Agencies	—	13,266,534	—
Preferred Stocks	—	8,166,122	—
Bank Loan Obligations	—	6,010,970	—
Temporary Cash Investments	1,538,145	159,816,633	—
	$73,184,085	$4,981,092,684	—
Other Financial Instruments
Futures Contracts	$702,053	—	—
Swap Agreements	—	$2,691,025	—
Forward Foreign Currency Exchange Contracts	—	20,684	—
	$702,053	$2,711,709	—

Liabilities
Other Financial Instruments
Futures Contracts	$887,991	—	—
Forward Foreign Currency Exchange Contracts	—	$28,142	—
	$887,991	$28,142	—

6. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $104,323,750.
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Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $3,722,691.
Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $145,332,154 futures contracts purchased and $92,614,197 futures contracts sold.
Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $54,333,333.

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Value of Derivative Instruments as of March 31, 2021

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$20,684	Unrealized depreciation on forward foreign currency exchange contracts	$28,142
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	59,648
Other Contracts	Receivable for variation margin on swap agreements*	89,489	Payable for variation margin on swap agreements*	—
		$110,173		$87,790

*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$3,464,714	Change in net unrealized appreciation (depreciation) on swap agreements	$(7,312,682)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(232,306)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(252,330)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	4,436,422	Change in net unrealized appreciation (depreciation) on futures contracts	(1,382,621)
Other Contracts	Net realized gain (loss) on swap agreement transactions	319,329	Change in net unrealized appreciation (depreciation) on swap agreements	4,134,749
		$7,988,159		$(4,812,884)

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. However, LIBOR is expected to be phased out and the transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.
The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
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8. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$95,346,045	$75,070,089
Long-term capital gains	$28,483,629	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$5,090,897,287
Gross tax appreciation of investments	$43,736,340
Gross tax depreciation of investments	(80,356,858)
Net tax appreciation (depreciation) of investments	(36,620,518)
Net tax appreciation (depreciation) on derivatives	2,688,629
Net tax appreciation (depreciation)	$(33,931,889)
Other book-to-tax adjustments	$(585,105)
Undistributed ordinary income	—
Accumulated long-term gains	$4,395,241
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2021	$11.15	0.18	0.13	0.31	(0.22)	(0.15)	(0.37)	$11.09	2.69%	0.01%	0.35%	1.62%	1.28%	217%	$4,774,945
2020	$10.62	0.32	0.54	0.86	(0.33)	—	(0.33)	$11.15	8.18%	0.01%	0.35%	2.88%	2.54%	128%	$2,047,612
2019	$10.52	0.35	0.05	0.40	(0.30)	—	(0.30)	$10.62	3.93%	0.01%	0.35%	3.35%	3.01%	185%	$2,571,155
2018	$10.66	0.29	(0.14)	0.15	(0.29)	—	(0.29)	$10.52	1.36%	0.12%	0.36%	2.66%	2.42%	186%	$3,034,520
2017	$10.85	0.22	(0.16)	0.06	(0.24)	(0.01)	(0.25)	$10.66	0.59%	0.40%	0.40%	2.07%	2.07%	139%	$2,731,236

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of NT Diversified Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Diversified Bond Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the five years in the period ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.
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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	CYS Investments, Inc. (2012-2017); Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	66	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	138	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

43

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

44

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

45

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

46

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $28,483,629, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2021.

The fund hereby designates $18,375,664 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2021.
47

Notes

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92292 2105

Annual Report

March 31, 2021

NT High Income Fund
Investor Class (AHGVX)
G Class (AHGNX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of March 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AHGVX	27.44%	5.45%	5/19/17
ICE BofA U.S. High Yield Constrained Index	—	23.22%	5.56%	—
G Class	AHGNX	28.42%	6.24%	5/19/17
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made May 19, 2017
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2021
Investor Class — $12,279

ICE BofA U.S. High Yield Constrained Index — $12,330

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	G Class
0.79%	0.54%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Portfolio Commentary

Investment Advisor: American Century Investment Management, Inc.
Subadvisor: Nomura Corporate Research and Asset Management Inc.
Portfolio Managers: Steve Kotsen, David Crall, Amy Yu Chang and Derek Leung

Performance Summary
NT High Income returned 28.42%* for the 12-month period ended March 31, 2021. By comparison, the ICE BofA U.S. High Yield Constrained Index returned 23.22%.
Portfolio performance represents a remarkable turnaround from the lows of early 2020, when the COVID-19 pandemic set off a sharp economic contraction. After the Federal Reserve (Fed) announced drastic monetary policy interventions in early April 2020, the high-yield market reached an inflection point. Market sentiment remained mostly positive throughout the second quarter, as the U.S. economy gradually recovered. Our overweight to credit risk was a drag early on, but it became a key contributor as the market transitioned from risk-off to risk-on.

The third quarter of 2020 started with anxiety surrounding the pandemic’s impact on U.S. and global growth. As anticipated, second-quarter gross domestic product declined sharply, falling at an annual rate of 31.4%. Given that economic activity started recovering in late April, the jumping-off point for the third quarter was quite high relative to the second-quarter average. This created a large, positive base effect for third-quarter growth and a second-half recovery. The housing and technology sectors were booming, the automobiles sector was recovering and manufacturing showed continued improvement.

The economy continued to recover in the fourth quarter, led by consumer spending, housing and growth in China. A resolution to the tumultuous U.S. election cycle and positive vaccine developments also helped, and the high-yield market ended 2020 on a strong note. Credit-sensitive segments of the market continued to perform well in early 2021. Prices reflected the gathering momentum behind reopenings, an encouraging vaccination rollout in the U.S., fiscal and monetary tailwinds, and forgiving financial conditions.

Reopening Sectors Outperformed
Positive security selection in sectors that benefited from economic reopening drove portfolio performance. We paired fundamental credit selection in telecommunications and energy with key bets in the gaming, recreation and travel and services sectors, which performed well with the recovery. Our thesis that drive-to gaming destinations will recover faster than fly-to destinations fueled gains among our regional gaming companies. An overweight position versus the index in car rental companies was also a key contributor.

Sector detractors included banking issuers and underweights to automobile makers and department stores. We continue to believe U.S. retailers face challenges given legacy cost structures and a difficult competitive landscape. The velocity of the market recovery was so strong that a modest average cash position of 3% caused the largest drag on relative performance.

*All fund returns referenced in this commentary are for G Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when G Class performance exceeds that of the index, other share classes may not. See page 2 for returns for all share classes.
3

Ratings Posture Contributed

Consistent with rising Treasury yields and with growing consensus around a V-shaped economic recovery, lower-rated bonds outperformed for the period. Market conditions were healthy, and the environment for refinancing was attractive, enabling even challenged credits to raise funding from secondary offerings. Our overweight position to CCC-rated bonds and underweights in BB-rated securities and in duration aided performance.

Portfolio Positioning

The U.S. economy is experiencing a healthy recovery from the pandemic and appears poised for strong growth. Many consumer-oriented sectors, including travel and entertainment, should benefit from meaningful pent-up demand. In March, President Joe Biden signed the $1.9 trillion American Rescue Plan, which we expect to support consumer activity this year. Overall, we expect strong consumer spending to drive exceptional U.S. economic growth in 2021.

Economic gains have put pressure on Treasury yields and inflation. The potential for elevated inflation has created concerns that the Fed will have to tighten financial conditions sooner than it would otherwise prefer. We believe the Fed is committed to letting the economic recovery broadly take hold before considering policy tightening. Continued high unemployment (6.0% in March) should constrain inflation as the global economy works through supply chain disruptions. As economic growth picks up, we believe Treasury yields will move higher, but at a slower pace than in the first quarter.

Given our positive view on the U.S. consumer, we continue to overweight the gaming, recreation and travel and building materials sectors. We are also overweight the metals and mining sector and have moderated an underweight in steel. We believe the Biden administration’s infrastructure proposal together with broad-based economic growth will benefit those sectors. Late in the period, we began reducing our underweight in BB-rated securities and trimming our overweight to CCC-rated securities. In our view, the relative valuation of lower-rated credits has weakened somewhat. Our overall duration posture is modestly shorter than the index. We also reduced positions in distressed credits and reorganization equities (equity securities issued in connection with a reorganization or restructuring of a borrower), many of which appreciated significantly in early 2021.

4

Fund Characteristics

MARCH 31, 2021
Types of Investments in Portfolio	% of net assets
Corporate Bonds	94.1%
Preferred Stocks	2.0%
Bank Loan Obligations	1.1%
Common Stocks	0.5%
Convertible Bonds	—*
Warrants	—*
Escrow Interests	—*
Temporary Cash Investments	1.9%
Other Assets and Liabilities	0.4%
*Category is less than 0.05% of total net assets.
5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period(1) 10/1/20 - 3/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,098.80	$4.08	0.78%
G Class	$1,000	$1,103.00	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,021.04	$3.93	0.78%
G Class	$1,000	$1,024.88	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

MARCH 31, 2021

	Principal Amount/Shares	Value
CORPORATE BONDS — 94.1%
Aerospace and Defense — 2.3%
Bombardier, Inc., 6.00%, 10/15/22(1)	$2,475,000	$2,479,641
Bombardier, Inc., 6.125%, 1/15/23(1)	400,000	416,900
Bombardier, Inc., 7.50%, 12/1/24(1)	1,450,000	1,450,906
Bombardier, Inc., 7.50%, 3/15/25(1)	676,000	665,860
Bombardier, Inc., 7.875%, 4/15/27(1)	1,775,000	1,743,440
BWX Technologies, Inc., 4.125%, 4/15/29(1)(2)	525,000	532,875
F-Brasile SpA / F-Brasile US LLC, 7.375%, 8/15/26(1)	600,000	604,320
Howmet Aerospace, Inc., 5.125%, 10/1/24	1,925,000	2,119,714
Howmet Aerospace, Inc., 5.90%, 2/1/27	125,000	142,031
Howmet Aerospace, Inc., 5.95%, 2/1/37	1,975,000	2,390,342
Rolls-Royce plc, 5.75%, 10/15/27(1)	800,000	852,240
Spirit AeroSystems, Inc., 5.50%, 1/15/25(1)	400,000	423,500
Spirit AeroSystems, Inc., 7.50%, 4/15/25(1)	875,000	942,883
Spirit AeroSystems, Inc., 4.60%, 6/15/28	600,000	589,125
TransDigm UK Holdings plc, 6.875%, 5/15/26	600,000	633,375
TransDigm, Inc., 6.25%, 3/15/26(1)	1,425,000	1,512,573
TransDigm, Inc., 6.375%, 6/15/26	2,000,000	2,071,250
TransDigm, Inc., 7.50%, 3/15/27	675,000	720,016
TransDigm, Inc., 5.50%, 11/15/27	5,500,000	5,701,465
TransDigm, Inc., 4.625%, 1/15/29(1)	1,175,000	1,160,078
Triumph Group, Inc., 5.25%, 6/1/22	175,000	173,906
Triumph Group, Inc., 8.875%, 6/1/24(1)	375,000	422,653
Triumph Group, Inc., 6.25%, 9/15/24(1)	275,000	280,074
Triumph Group, Inc., 7.75%, 8/15/25	375,000	377,813
		28,406,980
Air Freight and Logistics — 0.4%
Cargo Aircraft Management, Inc., 4.75%, 2/1/28(1)	375,000	387,891
Western Global Airlines LLC, 10.375%, 8/15/25(1)	875,000	986,563
XPO Logistics, Inc., 6.125%, 9/1/23(1)	1,100,000	1,121,290
XPO Logistics, Inc., 6.75%, 8/15/24(1)	475,000	498,750
XPO Logistics, Inc., 6.25%, 5/1/25(1)	1,650,000	1,777,611
		4,772,105
Airlines — 1.3%
Air Canada, 7.75%, 4/15/21(1)	1,375,000	1,377,681
American Airlines Group, Inc., 5.00%, 6/1/22(1)	1,000,000	983,750
American Airlines, Inc., 11.75%, 7/15/25(1)	2,475,000	3,064,644
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	950,000	989,843
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.75%, 4/20/29(1)	1,100,000	1,171,390
Delta Air Lines, Inc., 3.40%, 4/19/21	450,000	450,000
Delta Air Lines, Inc., 3.625%, 3/15/22	600,000	606,795
Delta Air Lines, Inc., 3.80%, 4/19/23	550,000	562,123
Delta Air Lines, Inc., 7.00%, 5/1/25(1)	600,000	691,672
Delta Air Lines, Inc., 7.375%, 1/15/26	400,000	468,191
Delta Air Lines, Inc., 3.75%, 10/28/29	25,000	24,402
7

	Principal Amount/Shares	Value
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.50%, 10/20/25(1)	$600,000	$640,818
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.75%, 10/20/28(1)	100,000	108,827
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd., 5.75%, 1/20/26(1)	1,275,000	1,356,409
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27(1)	275,000	301,812
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd., 8.00%, 9/20/25(1)	725,000	821,001
United Airlines Holdings, Inc., 4.25%, 10/1/22	250,000	254,688
United Airlines Holdings, Inc., 5.00%, 2/1/24	1,370,000	1,393,119
United Airlines Pass Through Trust, Series 2020-1, Class A, 5.875%, 4/15/29	414,726	460,710
Virgin Australia Holdings Ltd., 8.125%, 11/15/24(1)(3)(4)	275,000	25,438
		15,753,313
Auto Components — 1.4%
Adient US LLC, 9.00%, 4/15/25(1)	1,200,000	1,333,500
Clarios Global LP, 6.75%, 5/15/25(1)	675,000	723,107
Clarios Global LP / Clarios US Finance Co., 8.50%, 5/15/27(1)	3,125,000	3,368,438
Dealer Tire LLC / DT Issuer LLC, 8.00%, 2/1/28(1)	800,000	846,000
Goodyear Tire & Rubber Co. (The), 9.50%, 5/31/25	3,150,000	3,537,607
Goodyear Tire & Rubber Co. (The), 5.00%, 5/31/26	650,000	668,746
Patrick Industries, Inc., 7.50%, 10/15/27(1)	1,300,000	1,423,500
Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(1)	850,000	878,688
Tenneco, Inc., 5.375%, 12/15/24	176,000	176,958
Tenneco, Inc., 5.00%, 7/15/26	1,725,000	1,629,047
Tenneco, Inc., 7.875%, 1/15/29(1)	1,675,000	1,882,826
Tenneco, Inc., 5.125%, 4/15/29(1)	975,000	964,031
		17,432,448
Automobiles — 2.4%
Ford Motor Co., 8.50%, 4/21/23	2,900,000	3,237,125
Ford Motor Co., 9.00%, 4/22/25	3,775,000	4,576,810
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	595,000	603,746
Ford Motor Credit Co. LLC, 3.22%, 1/9/22	200,000	202,690
Ford Motor Credit Co. LLC, 3.35%, 11/1/22	650,000	664,014
Ford Motor Credit Co. LLC, 4.14%, 2/15/23	1,050,000	1,087,695
Ford Motor Credit Co. LLC, 4.375%, 8/6/23	600,000	629,040
Ford Motor Credit Co. LLC, 3.37%, 11/17/23	600,000	615,750
Ford Motor Credit Co. LLC, 4.69%, 6/9/25	1,000,000	1,063,200
Ford Motor Credit Co. LLC, 5.125%, 6/16/25	1,475,000	1,594,844
Ford Motor Credit Co. LLC, 4.13%, 8/4/25	800,000	838,240
Ford Motor Credit Co. LLC, 3.375%, 11/13/25	1,000,000	1,018,250
Ford Motor Credit Co. LLC, 4.54%, 8/1/26	600,000	635,670
Ford Motor Credit Co. LLC, 4.27%, 1/9/27	400,000	415,750
Ford Motor Credit Co. LLC, 3.82%, 11/2/27	600,000	607,875
Ford Motor Credit Co. LLC, 5.11%, 5/3/29	3,600,000	3,868,920
Ford Motor Credit Co. LLC, 4.00%, 11/13/30	600,000	595,944
Ford Motor Credit Co. LLC, VRN, 1.05%, 4/5/21	450,000	450,000
Ford Motor Credit Co. LLC, VRN, 1.46%, 3/28/22	450,000	447,139
Jaguar Land Rover Automotive plc, 7.75%, 10/15/25(1)	1,400,000	1,520,183
Jaguar Land Rover Automotive plc, 5.875%, 1/15/28(1)	1,000,000	1,016,875
Mclaren Finance plc, 5.75%, 8/1/22(1)	400,000	393,000
Tesla, Inc., 5.30%, 8/15/25(1)	2,734,000	2,840,216
8

	Principal Amount/Shares	Value
Winnebago Industries, Inc., 6.25%, 7/15/28(1)	$1,225,000	$1,314,578
		30,237,554
Banks — 0.2%
CIT Group, Inc., 5.00%, 8/15/22	231,000	243,460
CIT Group, Inc., 5.00%, 8/1/23	1,045,000	1,135,785
UniCredit SpA, VRN, 5.46%, 6/30/35(1)	600,000	636,881
		2,016,126
Beverages — 0.1%
Triton Water Holdings, Inc., 6.25%, 4/1/29(1)	975,000	995,109
Building Products — 0.7%
Advanced Drainage Systems, Inc., 5.00%, 9/30/27(1)	375,000	394,174
Builders FirstSource, Inc., 6.75%, 6/1/27(1)	1,924,000	2,073,110
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	500,000	524,900
Cornerstone Building Brands, Inc., 6.125%, 1/15/29(1)	700,000	746,812
CP Atlas Buyer, Inc., 7.00%, 12/1/28(1)	1,000,000	1,052,925
Griffon Corp., 5.75%, 3/1/28	1,425,000	1,517,625
Jeld-Wen, Inc., 6.25%, 5/15/25(1)	600,000	640,500
Jeld-Wen, Inc., 4.625%, 12/15/25(1)	450,000	457,265
Masonite International Corp., 5.75%, 9/15/26(1)	400,000	417,424
Masonite International Corp., 5.375%, 2/1/28(1)	150,000	159,441
Northwest Hardwoods, Inc., 7.50%, 8/1/21(1)(3)(4)	350,000	101,500
PGT Innovations, Inc., 6.75%, 8/1/26(1)	850,000	905,250
Standard Industries, Inc., 5.00%, 2/15/27(1)	325,000	339,422
		9,330,348
Capital Markets — 1.2%
AG Issuer LLC, 6.25%, 3/1/28(1)	1,500,000	1,573,125
Compass Group Diversified Holdings LLC, 5.25%, 4/15/29(1)	975,000	1,023,438
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 2/1/22	244,000	244,610
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 4.75%, 9/15/24	2,705,000	2,813,200
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.375%, 12/15/25	1,425,000	1,474,875
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 5/15/26	2,725,000	2,860,814
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.25%, 5/15/27	1,950,000	2,018,250
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 4.375%, 2/1/29(1)	825,000	807,229
MSCI, Inc., 4.00%, 11/15/29(1)	525,000	540,829
NFP Corp., 7.00%, 5/15/25(1)	300,000	322,875
NFP Corp., 6.875%, 8/15/28(1)	1,875,000	1,947,656
		15,626,901
Chemicals — 2.2%
Avient Corp., 5.75%, 5/15/25(1)	800,000	851,000
Blue Cube Spinco LLC, 10.00%, 10/15/25	74,000	78,163
Consolidated Energy Finance SA, 6.50%, 5/15/26(1)	750,000	748,125
Cornerstone Chemical Co., 6.75%, 8/15/24(1)	700,000	662,302
FXI Holdings, Inc., 7.875%, 11/1/24(1)	925,000	955,063
FXI Holdings, Inc., 12.25%, 11/15/26(1)	2,365,000	2,706,068
Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.00%, 7/1/28(1)	300,000	337,965
INEOS Group Holdings SA, 5.625%, 8/1/24(1)	185,000	187,889
9

	Principal Amount/Shares	Value
Innophos Holdings, Inc., 9.375%, 2/15/28(1)	$1,000,000	$1,080,625
Iris Holdings, Inc., 8.75% Cash or 9.50% PIK, 2/15/26(1)(5)	875,000	887,031
Kraton Polymers LLC / Kraton Polymers Capital Corp., 4.25%, 12/15/25(1)	425,000	427,125
Methanex Corp., 5.125%, 10/15/27	400,000	409,500
Minerals Technologies, Inc., 5.00%, 7/1/28(1)	575,000	594,406
NOVA Chemicals Corp., 5.00%, 5/1/25(1)	100,000	104,438
NOVA Chemicals Corp., 5.25%, 6/1/27(1)	1,350,000	1,418,337
Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.75%, 4/30/26(1)	475,000	487,559
OCI NV, 5.25%, 11/1/24(1)	800,000	833,500
OCI NV, 4.625%, 10/15/25(1)	600,000	621,375
Olin Corp., 9.50%, 6/1/25(1)	1,075,000	1,328,700
Olin Corp., 5.625%, 8/1/29	3,150,000	3,401,464
Olin Corp., 5.00%, 2/1/30	175,000	183,715
Scotts Miracle-Gro Co. (The), 4.00%, 4/1/31(1)	1,600,000	1,580,600
SPCM SA, 4.875%, 9/15/25(1)	700,000	719,285
TPC Group, Inc., 10.50%, 8/1/24(1)	1,150,000	1,041,325
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.375%, 9/1/25(1)	1,500,000	1,544,662
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.125%, 4/1/29(1)	1,025,000	1,058,312
Tronox Finance plc, 5.75%, 10/1/25(1)	950,000	990,974
Tronox, Inc., 4.625%, 3/15/29(1)	1,375,000	1,378,437
WR Grace & Co-Conn, 4.875%, 6/15/27(1)	950,000	984,628
		27,602,573
Commercial Services and Supplies — 1.4%
Allied Universal HoldCo LLC / Allied Universal Finance Corp., 6.625%, 7/15/26(1)	2,225,000	2,363,740
Allied Universal HoldCo LLC / Allied Universal Finance Corp., 9.75%, 7/15/27(1)	2,400,000	2,637,456
Brink's Co. (The), 5.50%, 7/15/25(1)	375,000	396,797
Covanta Holding Corp., 5.00%, 9/1/30	650,000	657,313
Garda World Security Corp., 4.625%, 2/15/27(1)	600,000	601,500
GFL Environmental, Inc., 4.00%, 8/1/28(1)	1,200,000	1,163,250
IAA, Inc., 5.50%, 6/15/27(1)	625,000	656,641
Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc., 5.00%, 2/1/26(1)	559,000	569,481
Matthews International Corp., 5.25%, 12/1/25(1)	550,000	570,567
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/1/22(1)	2,700,000	2,670,840
Modulaire Global Finance 2 plc, 10.00%, 8/15/23(1)	800,000	820,000
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	242,000	242,292
Nielsen Finance LLC / Nielsen Finance Co., 5.625%, 10/1/28(1)	1,625,000	1,711,328
Nielsen Finance LLC / Nielsen Finance Co., 5.875%, 10/1/30(1)	375,000	407,109
Prime Security Services Borrower LLC / Prime Finance, Inc., 5.25%, 4/15/24(1)	350,000	373,765
Prime Security Services Borrower LLC / Prime Finance, Inc., 3.375%, 8/31/27(1)	900,000	874,125
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.25%, 1/15/28(1)	350,000	364,840
TMS International Holding Corp., 7.25%, 8/15/25(1)	700,000	715,750
		17,796,794
10

	Principal Amount/Shares	Value
Communications Equipment — 0.7%
CommScope Technologies LLC, 6.00%, 6/15/25(1)	$1,542,000	$1,574,999
CommScope Technologies LLC, 5.00%, 3/15/27(1)	735,000	729,491
CommScope, Inc., 5.50%, 3/1/24(1)	775,000	800,276
CommScope, Inc., 6.00%, 3/1/26(1)	1,775,000	1,872,625
CommScope, Inc., 8.25%, 3/1/27(1)	575,000	615,972
CommScope, Inc., 7.125%, 7/1/28(1)	725,000	770,965
Nokia of America Corp., 6.45%, 3/15/29	2,006,000	2,236,690
		8,601,018
Construction and Engineering — 0.6%
Arcosa, Inc., 4.375%, 4/15/29(1)(2)	325,000	330,078
Brand Industrial Services, Inc., 8.50%, 7/15/25(1)	1,525,000	1,540,708
HC2 Holdings, Inc., 8.50%, 2/1/26(1)	400,000	397,500
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/26(1)	950,000	975,531
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/28(1)	1,125,000	1,265,625
Pike Corp., 5.50%, 9/1/28(1)	700,000	714,000
PowerTeam Services LLC, 9.03%, 12/4/25(1)	400,000	442,000
VM Consolidated, Inc., 5.50%, 4/15/29(1)	525,000	538,613
Weekley Homes LLC / Weekley Finance Corp., 4.875%, 9/15/28(1)	1,150,000	1,181,625
		7,385,680
Construction Materials — 0.7%
Cemex SAB de CV, 7.375%, 6/5/27(1)	800,000	907,000
Cemex SAB de CV, 5.45%, 11/19/29(1)	1,800,000	1,975,347
Cemex SAB de CV, 5.20%, 9/17/30(1)	600,000	649,953
Cemex SAB de CV, 3.875%, 7/11/31(1)	1,400,000	1,369,270
SRM Escrow Issuer LLC, 6.00%, 11/1/28(1)	1,550,000	1,627,306
Summit Materials LLC / Summit Materials Finance Corp., 6.50%, 3/15/27(1)	550,000	580,146
Summit Materials LLC / Summit Materials Finance Corp., 5.25%, 1/15/29(1)	775,000	809,875
US Concrete, Inc., 6.375%, 6/1/24	633,000	647,638
US Concrete, Inc., 5.125%, 3/1/29(1)	575,000	593,328
		9,159,863
Consumer Finance — 2.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 6.50%, 7/15/25	975,000	1,137,059
Ally Financial, Inc., 3.875%, 5/21/24	575,000	621,597
Ally Financial, Inc., 8.00%, 11/1/31	1,100,000	1,533,721
FirstCash, Inc., 4.625%, 9/1/28(1)	875,000	894,141
Global Aircraft Leasing Co. Ltd., 6.50% Cash or 7.25% PIK, 9/15/24(1)(6)	4,188,975	4,022,463
Navient Corp., 5.50%, 1/25/23	280,000	291,375
Navient Corp., 7.25%, 9/25/23	1,400,000	1,517,892
Navient Corp., 5.875%, 10/25/24	2,280,000	2,399,951
Navient Corp., 6.75%, 6/25/25	3,550,000	3,858,850
Navient Corp., 6.75%, 6/15/26	900,000	977,287
Navient Corp., 5.00%, 3/15/27	200,000	200,776
Navient Corp., MTN, 6.125%, 3/25/24	560,000	594,644
OneMain Finance Corp., 6.125%, 5/15/22	100,000	105,000
OneMain Finance Corp., 6.875%, 3/15/25	1,475,000	1,680,467
OneMain Finance Corp., 8.875%, 6/1/25	575,000	638,049
11

	Principal Amount/Shares	Value
OneMain Finance Corp., 7.125%, 3/15/26	$2,325,000	$2,684,457
OneMain Finance Corp., 6.625%, 1/15/28	1,315,000	1,492,525
OneMain Finance Corp., 5.375%, 11/15/29	350,000	373,187
VistaJet Malta Finance plc / XO Management Holding, Inc., 10.50%, 6/1/24(1)	950,000	1,037,875
		26,061,316
Containers and Packaging — 1.6%
ARD Finance SA, 6.50% Cash or 7.25% PIK, 6/30/27(1)(5)	2,800,000	2,943,500
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 5.25%, 8/15/27(1)	1,525,000	1,557,147
Berry Global, Inc., 4.875%, 7/15/26(1)	800,000	847,360
Cascades, Inc. / Cascades USA, Inc., 5.125%, 1/15/26(1)	575,000	612,016
Cascades, Inc. / Cascades USA, Inc., 5.375%, 1/15/28(1)	625,000	657,422
Flex Acquisition Co., Inc., 6.875%, 1/15/25(1)	650,000	661,505
Flex Acquisition Co., Inc., 7.875%, 7/15/26(1)	750,000	788,437
Greif, Inc., 6.50%, 3/1/27(1)	944,000	996,510
Intelligent Packaging Holdco Issuer LP, 9.00% Cash or 9.75% PIK, 1/15/26(1)(5)	500,000	511,500
Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 9/15/28(1)	925,000	956,797
Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24(1)	415,000	421,225
Mauser Packaging Solutions Holding Co., 7.25%, 4/15/25(1)	3,825,000	3,829,781
OI European Group BV, 4.00%, 3/15/23(1)	408,000	419,475
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(1)	720,000	772,650
Owens-Brockway Glass Container, Inc., 6.375%, 8/15/25(1)	25,000	27,703
Owens-Brockway Glass Container, Inc., 6.625%, 5/13/27(1)	275,000	299,475
Plastipak Holdings, Inc., 6.25%, 10/15/25(1)	350,000	360,719
Sealed Air Corp., 4.00%, 12/1/27(1)	275,000	282,219
Silgan Holdings, Inc., 4.125%, 2/1/28	375,000	386,182
Trident TPI Holdings, Inc., 9.25%, 8/1/24(1)	700,000	747,250
Trident TPI Holdings, Inc., 6.625%, 11/1/25(1)	325,000	331,872
Trivium Packaging Finance BV, 5.50%, 8/15/26(1)	1,000,000	1,050,625
		19,461,370
Distributors — 0.3%
KAR Auction Services, Inc., 5.125%, 6/1/25(1)	900,000	917,370
Performance Food Group, Inc., 5.50%, 6/1/24(1)	1,375,000	1,382,734
Performance Food Group, Inc., 5.50%, 10/15/27(1)	475,000	497,605
Resideo Funding, Inc., 6.125%, 11/1/26(1)	49,000	51,740
Univar Solutions USA, Inc., 5.125%, 12/1/27(1)	1,225,000	1,276,830
		4,126,279
Diversified Consumer Services — 0.4%
Adtalem Global Education, Inc., 5.50%, 3/1/28(1)	2,175,000	2,152,837
GEMS MENASA Cayman Ltd. / GEMS Education Delaware LLC, 7.125%, 7/31/26(1)	550,000	574,967
Graham Holdings Co., 5.75%, 6/1/26(1)	1,075,000	1,127,309
Sotheby's, 7.375%, 10/15/27(1)	600,000	649,830
		4,504,943
Diversified Financial Services — 0.8%
Burford Capital Global Finance LLC, 6.25%, 4/15/28(1)(2)	600,000	615,750
Cardtronics, Inc. / Cardtronics USA, Inc., 5.50%, 5/1/25(1)	275,000	283,250
CPI CG, Inc., 8.625%, 3/15/26(1)	250,000	262,500
Fairstone Financial, Inc., 7.875%, 7/15/24(1)	1,025,000	1,079,345
12

	Principal Amount/Shares	Value
Jefferies Finance LLC / JFIN Co-Issuer Corp., 6.25%, 6/3/26(1)	$800,000	$844,000
MPH Acquisition Holdings LLC, 5.75%, 11/1/28(1)	2,925,000	2,855,531
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc., 6.375%, 12/15/22(1)	1,000,000	1,018,315
Sabre GLBL, Inc., 9.25%, 4/15/25(1)	900,000	1,074,375
Sabre GLBL, Inc., 7.375%, 9/1/25(1)	450,000	491,760
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc., 4.625%, 11/1/26(1)	400,000	416,000
Verscend Escrow Corp., 9.75%, 8/15/26(1)	775,000	832,424
		9,773,250
Diversified Telecommunication Services — 4.0%
Altice France Holding SA, 10.50%, 5/15/27(1)	2,000,000	2,253,190
Altice France Holding SA, 6.00%, 2/15/28(1)	2,425,000	2,393,827
Altice France SA, 7.375%, 5/1/26(1)	3,250,000	3,384,387
Altice France SA, 8.125%, 2/1/27(1)	2,200,000	2,413,939
Altice France SA, 5.50%, 1/15/28(1)	800,000	820,792
Altice France SA, 5.125%, 1/15/29(1)	675,000	684,703
Cablevision Lightpath LLC, 3.875%, 9/15/27(1)	400,000	396,500
Cablevision Lightpath LLC, 5.625%, 9/15/28(1)	400,000	406,630
Connect Finco SARL / Connect US Finco LLC, 6.75%, 10/1/26(1)	1,600,000	1,706,064
Consolidated Communications, Inc., 5.00%, 10/1/28(1)	475,000	479,893
Consolidated Communications, Inc., 6.50%, 10/1/28(1)	550,000	594,897
Embarq Corp., 8.00%, 6/1/36	2,740,000	3,160,480
Frontier Communications Corp., 10.50%, 9/15/22(3)(4)	6,175,000	4,237,594
Frontier Communications Corp., 5.875%, 10/15/27(1)	300,000	318,563
Frontier Communications Corp., 5.00%, 5/1/28(1)	625,000	637,659
Frontier Communications Corp., 6.75%, 5/1/29(1)	975,000	1,030,161
Hughes Satellite Systems Corp., 6.625%, 8/1/26	425,000	472,005
Intelsat Jackson Holdings SA, 8.50%, 10/15/24(1)(3)(4)	1,450,000	912,594
Intelsat Jackson Holdings SA, 9.75%, 7/15/25(1)(3)(4)	75,000	46,433
Intelsat Luxembourg SA, 7.75%, 6/1/21(3)(4)	75,000	3,375
Intelsat Luxembourg SA, 8.125%, 6/1/23(3)(4)	600,000	27,000
Level 3 Financing, Inc., 5.375%, 5/1/25	600,000	613,725
Level 3 Financing, Inc., 4.25%, 7/1/28(1)	1,700,000	1,720,927
Level 3 Financing, Inc., 3.75%, 7/15/29(1)	625,000	612,437
Lumen Technologies, Inc., 6.45%, 6/15/21	325,000	327,681
Lumen Technologies, Inc., 5.80%, 3/15/22	400,000	414,540
Lumen Technologies, Inc., 6.75%, 12/1/23	1,450,000	1,603,316
Lumen Technologies, Inc., 7.50%, 4/1/24	775,000	869,627
Lumen Technologies, Inc., 5.125%, 12/15/26(1)	950,000	1,001,898
Lumen Technologies, Inc., 4.50%, 1/15/29(1)	1,975,000	1,929,921
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 6.00%, 2/15/28(1)	200,000	200,000
Sprint Capital Corp., 8.75%, 3/15/32	4,500,000	6,658,875
Switch Ltd., 3.75%, 9/15/28(1)	575,000	567,292
Telecom Italia Capital SA, 6.375%, 11/15/33	425,000	501,234
Telecom Italia Capital SA, 6.00%, 9/30/34	1,985,000	2,256,250
Telecom Italia Capital SA, 7.20%, 7/18/36	225,000	284,520
Telecom Italia SpA, 5.30%, 5/30/24(1)	175,000	189,805
Telesat Canada / Telesat LLC, 4.875%, 6/1/27(1)	775,000	776,937
Telesat Canada / Telesat LLC, 6.50%, 10/15/27(1)	875,000	877,730
13

	Principal Amount/Shares	Value
Windstream Escrow LLC / Windstream Escrow Finance Corp., 7.75%, 8/15/28(1)	$650,000	$663,195
Zayo Group Holdings, Inc., 4.00%, 3/1/27(1)	1,125,000	1,106,781
Zayo Group Holdings, Inc., 6.125%, 3/1/28(1)	75,000	77,098
		49,634,475
Electric Utilities — 1.0%
Drax Finco plc, 6.625%, 11/1/25(1)	1,150,000	1,190,969
FirstEnergy Corp., 5.35%, 7/15/47	1,985,000	2,232,682
NextEra Energy Operating Partners LP, 4.25%, 9/15/24(1)	50,000	52,813
NextEra Energy Operating Partners LP, 3.875%, 10/15/26(1)	1,425,000	1,497,141
NRG Energy, Inc., 7.25%, 5/15/26	2,045,000	2,129,867
NRG Energy, Inc., 6.625%, 1/15/27	125,000	130,183
NRG Energy, Inc., 3.375%, 2/15/29(1)	250,000	244,531
NRG Energy, Inc., 3.625%, 2/15/31(1)	525,000	512,859
PG&E Corp., 5.00%, 7/1/28	600,000	634,680
Talen Energy Supply LLC, 6.50%, 6/1/25	75,000	60,375
Talen Energy Supply LLC, 10.50%, 1/15/26(1)	1,300,000	1,165,938
Talen Energy Supply LLC, 7.25%, 5/15/27(1)	225,000	230,411
Talen Energy Supply LLC, 6.625%, 1/15/28(1)	475,000	475,891
Vistra Operations Co. LLC, 5.50%, 9/1/26(1)	280,000	290,500
Vistra Operations Co. LLC, 5.00%, 7/31/27(1)	1,475,000	1,520,754
		12,369,594
Electrical Equipment — 0.2%
WESCO Distribution, Inc., 7.125%, 6/15/25(1)	1,250,000	1,368,531
WESCO Distribution, Inc., 7.25%, 6/15/28(1)	675,000	754,515
		2,123,046
Electronic Equipment, Instruments and Components — 0.3%
Brightstar Escrow Corp., 9.75%, 10/15/25(1)	600,000	652,500
MTS Systems Corp., 5.75%, 8/15/27(1)	475,000	517,691
Sensata Technologies BV, 4.00%, 4/15/29(1)	1,525,000	1,555,355
Sensata Technologies, Inc., 3.75%, 2/15/31(1)	425,000	419,556
TTM Technologies, Inc., 4.00%, 3/1/29(1)	1,100,000	1,087,625
		4,232,727
Energy Equipment and Services — 1.7%
Archrock Partners LP / Archrock Partners Finance Corp., 6.875%, 4/1/27(1)	525,000	548,625
Archrock Partners LP / Archrock Partners Finance Corp., 6.25%, 4/1/28(1)	1,550,000	1,577,396
Basic Energy Services, Inc., 10.75%, 10/15/23(1)	200,000	41,000
Bristow Group, Inc., 6.875%, 3/1/28(1)	1,850,000	1,847,475
ChampionX Corp., 6.375%, 5/1/26	925,000	972,230
Diamond Offshore Drilling, Inc., 3.45%, 11/1/23(3)(4)	250,000	43,906
Diamond Offshore Drilling, Inc., 7.875%, 8/15/25(3)(4)	850,000	148,750
Diamond Offshore Drilling, Inc., 5.70%, 10/15/39(3)(4)	400,000	69,500
Diamond Offshore Drilling, Inc., 4.875%, 11/1/43(3)(4)	75,000	13,125
Ensign Drilling, Inc., 9.25%, 4/15/24(1)	1,625,000	1,321,328
Exterran Energy Solutions LP / EES Finance Corp., 8.125%, 5/1/25	525,000	484,914
Nabors Industries Ltd., 7.25%, 1/15/26(1)	625,000	519,922
Nabors Industries Ltd., 7.50%, 1/15/28(1)	925,000	762,547
Nabors Industries, Inc., 5.75%, 2/1/25	2,325,000	1,729,974
Nine Energy Service, Inc., 8.75%, 11/1/23(1)	425,000	128,297
14

	Principal Amount/Shares	Value
Noble Finance Co., 11.00% Cash or 6.50% Cash and 6.50% PIK or 15.00% PIK, 2/15/28(1)(5)	$14,821	$15,636
Noble Finance Co., 11.00% Cash or 6.50% Cash and 6.50% PIK or 15.00% PIK, 2/15/28(5)	107,047	112,935
Precision Drilling Corp., 5.25%, 11/15/24	975,000	903,703
Precision Drilling Corp., 7.125%, 1/15/26(1)	650,000	632,343
Shelf Drilling Holdings Ltd., 8.875%, 11/15/24(1)	800,000	802,000
Shelf Drilling Holdings Ltd., 8.25%, 2/15/25(1)	1,350,000	988,031
TechnipFMC plc, 6.50%, 2/1/26(1)	1,825,000	1,910,862
Transocean Guardian Ltd., 5.875%, 1/15/24(1)	1,232,500	1,080,748
Transocean Poseidon Ltd., 6.875%, 2/1/27(1)	500,000	463,093
Transocean Sentry Ltd., 5.375%, 5/15/23(1)	528,363	495,341
Transocean, Inc., 11.50%, 1/30/27(1)	1,365,000	1,172,835
Transocean, Inc., 8.00%, 2/1/27(1)	1,600,000	949,000
Transocean, Inc., 9.35%, 12/15/41	250,000	121,720
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 4/1/26	1,350,000	1,387,125
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 9/1/27	550,000	567,429
		21,811,790
Entertainment — 1.1%
Allen Media LLC / Allen Media Co-Issuer, Inc., 10.50%, 2/15/28(1)	850,000	898,743
AMC Entertainment Holdings, Inc., 10.50%, 4/24/26(1)	164,000	174,250
AMC Entertainment Holdings, Inc., 10.00% Cash or 12.00% PIK or 5.00% Cash plus 6.00% PIK, 6/15/26(1)(6)	2,239,285	1,824,737
Cinemark USA, Inc., 4.875%, 6/1/23	2,350,000	2,340,189
Cinemark USA, Inc., 5.875%, 3/15/26(1)	1,125,000	1,154,745
Lions Gate Capital Holdings LLC, 6.375%, 2/1/24(1)	925,000	954,489
Lions Gate Capital Holdings LLC, 5.875%, 11/1/24(1)	1,725,000	1,775,680
Live Nation Entertainment, Inc., 5.625%, 3/15/26(1)	1,025,000	1,066,103
Live Nation Entertainment, Inc., 3.75%, 1/15/28(1)	325,000	321,141
Netflix, Inc., 5.875%, 11/15/28	425,000	514,598
Netflix, Inc., 6.375%, 5/15/29	1,225,000	1,520,531
Netflix, Inc., 5.375%, 11/15/29(1)	450,000	532,710
Playtika Holding Corp., 4.25%, 3/15/29(1)	1,325,000	1,307,874
		14,385,790
Equity Real Estate Investment Trusts (REITs) — 2.2%
Diversified Healthcare Trust, 9.75%, 6/15/25	1,500,000	1,699,875
Diversified Healthcare Trust, 4.375%, 3/1/31	1,625,000	1,588,161
ESH Hospitality, Inc., 5.25%, 5/1/25(1)	650,000	663,959
ESH Hospitality, Inc., 4.625%, 10/1/27(1)	900,000	953,001
FelCor Lodging LP, 6.00%, 6/1/25	1,430,000	1,471,856
GEO Group, Inc. (The), 6.00%, 4/15/26	75,000	54,000
HAT Holdings I LLC / HAT Holdings II LLC, 5.25%, 7/15/24(1)	775,000	801,722
HAT Holdings I LLC / HAT Holdings II LLC, 3.75%, 9/15/30(1)	275,000	265,719
Iron Mountain, Inc., 5.00%, 7/15/28(1)	300,000	307,128
Iron Mountain, Inc., 4.875%, 9/15/29(1)	400,000	405,380
Iron Mountain, Inc., 5.25%, 7/15/30(1)	1,525,000	1,575,401
Iron Mountain, Inc., 4.50%, 2/15/31(1)	1,275,000	1,262,059
Iron Mountain, Inc., 5.625%, 7/15/32(1)	75,000	78,477
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.625%, 6/15/25(1)	550,000	580,635
15

	Principal Amount/Shares	Value
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 7.50%, 6/1/25(1)	$1,375,000	$1,505,391
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 5.875%, 10/1/28(1)	125,000	132,766
RHP Hotel Properties LP / RHP Finance Corp., 4.50%, 2/15/29(1)	650,000	654,205
Service Properties Trust, 5.00%, 8/15/22	1,000,000	1,017,430
Service Properties Trust, 4.35%, 10/1/24	2,050,000	2,040,544
Service Properties Trust, 7.50%, 9/15/25	475,000	540,194
Service Properties Trust, 5.25%, 2/15/26	675,000	685,125
Service Properties Trust, 4.95%, 2/15/27	800,000	793,000
Service Properties Trust, 5.50%, 12/15/27	625,000	661,621
Service Properties Trust, 3.95%, 1/15/28	150,000	138,656
Service Properties Trust, 4.95%, 10/1/29	600,000	572,625
Service Properties Trust, 4.375%, 2/15/30	200,000	184,115
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.125%, 12/15/24(1)	1,845,000	1,901,503
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.875%, 2/15/25(1)	350,000	378,802
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.00%, 4/15/23(1)	1,085,000	1,104,666
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.50%, 2/15/29(1)	1,500,000	1,483,125
VICI Properties LP / VICI Note Co., Inc., 4.25%, 12/1/26(1)	350,000	358,631
VICI Properties LP / VICI Note Co., Inc., 3.75%, 2/15/27(1)	375,000	375,645
VICI Properties LP / VICI Note Co., Inc., 4.125%, 8/15/30(1)	300,000	302,985
XHR LP, 6.375%, 8/15/25(1)	775,000	820,047
		27,358,449
Food and Staples Retailing — 0.5%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 2/15/23(1)	700,000	714,700
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 5.75%, 3/15/25	4,000	4,145
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.625%, 1/15/27(1)	1,025,000	1,063,438
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 3/15/29(1)	825,000	786,134
Rite Aid Corp., 7.50%, 7/1/25(1)	640,000	665,936
Rite Aid Corp., 8.00%, 11/15/26(1)	988,000	1,038,635
SEG Holding LLC / SEG Finance Corp., 5.625%, 10/15/28(1)	1,550,000	1,625,563
United Natural Foods, Inc., 6.75%, 10/15/28(1)	350,000	374,500
		6,273,051
Food Products — 1.8%
C&S Group Enterprises LLC, 5.00%, 12/15/28(1)	725,000	706,875
Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc., 8.50%, 12/15/22(1)	1,325,000	1,366,406
Darling Ingredients, Inc., 5.25%, 4/15/27(1)	425,000	447,578
Herbalife Nutrition Ltd. / HLF Financing, Inc., 7.875%, 9/1/25(1)	1,275,000	1,388,156
HLF Financing Sarl LLC / Herbalife International, Inc., 7.25%, 8/15/26(1)	225,000	236,040
JBS Investments II GmbH, 7.00%, 1/15/26(1)	600,000	640,080
JBS Investments II GmbH, 5.75%, 1/15/28(1)	600,000	633,846
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.50%, 1/15/30(1)	1,525,000	1,690,844
16

	Principal Amount/Shares	Value
Kraft Heinz Foods Co., 5.00%, 7/15/35	$1,200,000	$1,383,260
Kraft Heinz Foods Co., 6.875%, 1/26/39	500,000	690,370
Kraft Heinz Foods Co., 5.00%, 6/4/42	625,000	704,327
Kraft Heinz Foods Co., 5.20%, 7/15/45	1,750,000	2,028,332
Kraft Heinz Foods Co., 4.875%, 10/1/49	1,600,000	1,798,877
Pilgrim's Pride Corp., 5.75%, 3/15/25(1)	1,780,000	1,818,893
Post Holdings, Inc., 5.75%, 3/1/27(1)	2,575,000	2,713,110
Post Holdings, Inc., 5.625%, 1/15/28(1)	325,000	342,584
Post Holdings, Inc., 4.50%, 9/15/31(1)	625,000	618,906
Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed, Inc., 4.625%, 3/1/29(1)	1,525,000	1,540,281
US Foods, Inc., 6.25%, 4/15/25(1)	350,000	375,667
US Foods, Inc., 4.75%, 2/15/29(1)	1,525,000	1,526,906
		22,651,338
Gas Utilities — 0.1%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27	1,195,000	1,306,021
Health Care Equipment and Supplies — 0.1%
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 7.375%, 6/1/25(1)	435,000	468,484
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 7.25%, 2/1/28(1)	615,000	674,984
		1,143,468
Health Care Providers and Services — 3.6%
Acadia Healthcare Co., Inc., 5.50%, 7/1/28(1)	725,000	764,603
Acadia Healthcare Co., Inc., 5.00%, 4/15/29(1)	600,000	624,132
Air Methods Corp., 8.00%, 5/15/25(1)	1,650,000	1,555,125
Centene Corp., 5.375%, 6/1/26(1)	300,000	314,085
Centene Corp., 4.25%, 12/15/27	1,700,000	1,790,315
Centene Corp., 3.00%, 10/15/30	1,900,000	1,899,221
CHS / Community Health Systems, Inc., 8.125%, 6/30/24(1)	1,183,000	1,243,984
CHS / Community Health Systems, Inc., 6.625%, 2/15/25(1)	1,725,000	1,824,196
CHS / Community Health Systems, Inc., 8.00%, 3/15/26(1)	1,225,000	1,325,817
CHS / Community Health Systems, Inc., 5.625%, 3/15/27(1)	1,000,000	1,048,750
CHS / Community Health Systems, Inc., 8.00%, 12/15/27(1)	1,692,000	1,857,875
CHS / Community Health Systems, Inc., 6.875%, 4/1/28(1)	817,000	746,203
CHS / Community Health Systems, Inc., 6.00%, 1/15/29(1)	1,325,000	1,402,844
CHS/Community Health Systems, Inc., 6.875%, 4/15/29(1)	1,625,000	1,703,195
CHS/Community Health Systems, Inc., 4.75%, 2/15/31(1)	1,800,000	1,760,670
DaVita, Inc., 4.625%, 6/1/30(1)	2,775,000	2,830,805
DaVita, Inc., 3.75%, 2/15/31(1)	750,000	716,704
Encompass Health Corp., 4.75%, 2/1/30	400,000	412,156
Envision Healthcare Corp., 8.75%, 10/15/26(1)	1,225,000	910,861
HCA, Inc., 5.375%, 2/1/25	1,725,000	1,926,825
HCA, Inc., 7.69%, 6/15/25	770,000	931,080
HCA, Inc., 5.375%, 9/1/26	25,000	28,234
HCA, Inc., 3.50%, 9/1/30	525,000	530,051
IQVIA, Inc., 5.00%, 5/15/27(1)	575,000	608,212
Legacy LifePoint Health LLC, 6.75%, 4/15/25(1)	675,000	718,875
Legacy LifePoint Health LLC, 4.375%, 2/15/27(1)	50,000	49,125
LifePoint Health, Inc., 5.375%, 1/15/29(1)	775,000	764,344
ModivCare, Inc., 5.875%, 11/15/25(1)	400,000	421,750
17

	Principal Amount/Shares	Value
Molina Healthcare, Inc., 3.875%, 11/15/30(1)	$675,000	$696,094
Owens & Minor, Inc., 4.50%, 3/31/29(1)	950,000	955,937
Prime Healthcare Services, Inc., 7.25%, 11/1/25(1)	700,000	748,125
RP Escrow Issuer LLC, 5.25%, 12/15/25(1)	625,000	648,438
Select Medical Corp., 6.25%, 8/15/26(1)	900,000	957,870
Tenet Healthcare Corp., 6.75%, 6/15/23	650,000	705,185
Tenet Healthcare Corp., 4.625%, 7/15/24	931,000	951,193
Tenet Healthcare Corp., 4.625%, 9/1/24(1)	575,000	592,072
Tenet Healthcare Corp., 5.125%, 5/1/25	900,000	913,770
Tenet Healthcare Corp., 4.875%, 1/1/26(1)	600,000	624,600
Tenet Healthcare Corp., 6.25%, 2/1/27(1)	200,000	211,452
Tenet Healthcare Corp., 5.125%, 11/1/27(1)	300,000	314,460
Tenet Healthcare Corp., 4.625%, 6/15/28(1)	575,000	590,082
Tenet Healthcare Corp., 6.125%, 10/1/28(1)	4,825,000	5,042,125
Tenet Healthcare Corp., 6.875%, 11/15/31	500,000	557,595
US Acute Care Solutions LLC, 6.375%, 3/1/26(1)	250,000	259,688
		45,478,723
Hotels, Restaurants and Leisure — 11.1%
1011778 BC ULC / New Red Finance, Inc., 4.25%, 5/15/24(1)	232,000	234,953
1011778 BC ULC / New Red Finance, Inc., 4.375%, 1/15/28(1)	75,000	75,481
1011778 BC ULC / New Red Finance, Inc., 4.00%, 10/15/30(1)	3,300,000	3,188,625
Affinity Gaming, 6.875%, 12/15/27(1)	925,000	976,453
Aramark Services, Inc., 5.00%, 4/1/25(1)	320,000	328,080
Aramark Services, Inc., 6.375%, 5/1/25(1)	475,000	504,094
Arrow Bidco LLC, 9.50%, 3/15/24(1)	275,000	273,252
Bally's Corp., 6.75%, 6/1/27(1)	450,000	483,471
Boyd Gaming Corp., 8.625%, 6/1/25(1)	100,000	111,325
Boyd Gaming Corp., 6.375%, 4/1/26	2,040,000	2,109,136
Boyd Gaming Corp., 6.00%, 8/15/26	2,650,000	2,765,741
Boyne USA, Inc., 7.25%, 5/1/25(1)	646,000	673,536
Caesars Entertainment, Inc., 6.25%, 7/1/25(1)	975,000	1,040,588
Caesars Entertainment, Inc., 8.125%, 7/1/27(1)	6,075,000	6,707,104
Caesars Resort Collection LLC / CRC Finco, Inc., 5.75%, 7/1/25(1)	125,000	132,069
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(1)	3,100,000	3,115,500
Carlson Travel, Inc., 9.50% Cash plus 2.00% PIK, 12/15/26(1)	1,006,333	769,845
Carnival Corp., 11.50%, 4/1/23(1)	50,000	57,385
Carnival Corp., 10.50%, 2/1/26(1)	1,500,000	1,766,250
Carnival Corp., 7.625%, 3/1/26(1)	1,925,000	2,070,434
Carnival Corp., 5.75%, 3/1/27(1)	11,850,000	12,175,875
Carnival Corp., 9.875%, 8/1/27(1)	2,225,000	2,622,474
Carnival Corp., 6.65%, 1/15/28	775,000	828,766
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 6/1/24	450,000	455,063
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.50%, 5/1/25(1)	550,000	579,585
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 6.50%, 10/1/28(1)	1,150,000	1,238,406
Churchill Downs, Inc., 5.50%, 4/1/27(1)	1,025,000	1,073,703
Churchill Downs, Inc., 4.75%, 1/15/28(1)	575,000	596,016
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 2/15/23(1)	925,000	960,747
18

	Principal Amount/Shares	Value
Full House Resorts, Inc., 8.25%, 2/15/28(1)	$925,000	$987,715
Gateway Casinos & Entertainment Ltd., 8.25%, 3/1/24(1)	1,555,000	1,485,025
Golden Entertainment, Inc., 7.625%, 4/15/26(1)	2,575,000	2,746,791
Golden Nugget, Inc., 6.75%, 10/15/24(1)	4,550,000	4,606,511
Golden Nugget, Inc., 8.75%, 10/1/25(1)	2,600,000	2,752,750
Hilton Domestic Operating Co., Inc., 5.375%, 5/1/25(1)	575,000	606,625
Hilton Domestic Operating Co., Inc., 5.75%, 5/1/28(1)	575,000	619,933
Hilton Domestic Operating Co., Inc., 3.75%, 5/1/29(1)	400,000	396,750
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/32(1)	1,525,000	1,482,071
Inn of the Mountain Gods Resort & Casino, 9.25% Cash or 9.25% PIK, 11/30/23(5)	413,649	409,513
International Game Technology plc, 4.125%, 4/15/26(1)	850,000	875,568
IRB Holding Corp., 7.00%, 6/15/25(1)	700,000	754,758
IRB Holding Corp., 6.75%, 2/15/26(1)	800,000	829,000
Jacobs Entertainment, Inc., 7.875%, 2/1/24(1)	875,000	913,189
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 4.75%, 6/1/27(1)	1,175,000	1,235,219
Life Time, Inc., 5.75%, 1/15/26(1)	1,725,000	1,776,836
Life Time, Inc., 8.00%, 4/15/26(1)	5,700,000	5,885,250
Marriott Ownership Resorts, Inc., 6.125%, 9/15/25(1)	250,000	266,157
Marriott Ownership Resorts, Inc., 4.75%, 1/15/28	275,000	278,729
Melco Resorts Finance Ltd., 5.25%, 4/26/26(1)	1,000,000	1,043,560
Melco Resorts Finance Ltd., 5.625%, 7/17/27(1)	800,000	836,400
Melco Resorts Finance Ltd., 5.375%, 12/4/29(1)	800,000	851,832
Merlin Entertainments Ltd., 5.75%, 6/15/26(1)	1,600,000	1,697,696
MGM China Holdings Ltd., 5.375%, 5/15/24(1)	600,000	620,313
MGM China Holdings Ltd., 4.75%, 2/1/27(1)	275,000	279,469
MGM Resorts International, 7.75%, 3/15/22	1,305,000	1,377,134
MGM Resorts International, 6.00%, 3/15/23	3,035,000	3,255,037
MGM Resorts International, 6.75%, 5/1/25	550,000	593,450
MGM Resorts International, 5.50%, 4/15/27	158,000	170,072
Mohegan Gaming & Entertainment, 7.875%, 10/15/24(1)	2,300,000	2,404,937
Mohegan Gaming & Entertainment, 8.00%, 2/1/26(1)	2,125,000	2,143,594
Motion Bondco DAC, 6.625%, 11/15/27(1)	625,000	642,188
Nathan's Famous, Inc., 6.625%, 11/1/25(1)	750,000	772,500
NCL Corp. Ltd., 12.25%, 5/15/24(1)	825,000	1,000,420
NCL Corp. Ltd., 3.625%, 12/15/24(1)	400,000	378,250
NCL Corp. Ltd., 10.25%, 2/1/26(1)	800,000	940,640
NCL Corp. Ltd., 5.875%, 3/15/26(1)	3,250,000	3,287,375
NCL Finance Ltd., 6.125%, 3/15/28(1)	875,000	893,047
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	1,050,000	1,082,938
Royal Caribbean Cruises Ltd., 9.125%, 6/15/23(1)	1,150,000	1,268,657
Royal Caribbean Cruises Ltd., 11.50%, 6/1/25(1)	1,175,000	1,371,812
Royal Caribbean Cruises Ltd., 7.50%, 10/15/27	350,000	395,281
Royal Caribbean Cruises Ltd., 3.70%, 3/15/28	1,275,000	1,177,533
Royal Caribbean Cruises Ltd., 5.50%, 4/1/28(1)	2,975,000	2,993,594
Scientific Games International, Inc., 8.25%, 3/15/26(1)	550,000	590,813
Scientific Games International, Inc., 7.00%, 5/15/28(1)	3,350,000	3,585,505
Scientific Games International, Inc., 7.25%, 11/15/29(1)	850,000	923,686
SeaWorld Parks & Entertainment, Inc., 9.50%, 8/1/25(1)	3,825,000	4,164,277
Sizzling Platter LLC / Sizzling Platter Finance Corp., 8.50%, 11/28/25(1)	1,750,000	1,741,250
19

	Principal Amount/Shares	Value
Studio City Finance Ltd., 6.00%, 7/15/25(1)	$800,000	$846,720
Studio City Finance Ltd., 6.50%, 1/15/28(1)	325,000	348,563
Studio City Finance Ltd., 5.00%, 1/15/29(1)	1,200,000	1,205,940
Travel + Leisure Co., 6.625%, 7/31/26(1)	1,325,000	1,505,995
Travel + Leisure Co., 4.625%, 3/1/30(1)	375,000	389,355
Viking Cruises Ltd., 6.25%, 5/15/25(1)	875,000	869,623
Viking Cruises Ltd., 13.00%, 5/15/25(1)	1,125,000	1,324,687
Viking Cruises Ltd., 5.875%, 9/15/27(1)	1,550,000	1,518,031
Viking Cruises Ltd., 7.00%, 2/15/29(1)	650,000	670,930
Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/29(1)	525,000	531,720
VOC Escrow Ltd., 5.00%, 2/15/28(1)	975,000	965,430
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(1)	2,025,000	2,141,944
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)	2,525,000	2,647,159
Wynn Macau Ltd., 5.50%, 1/15/26(1)	1,000,000	1,045,000
Wynn Macau Ltd., 5.50%, 10/1/27(1)	600,000	627,750
Wynn Macau Ltd., 5.625%, 8/26/28(1)	1,400,000	1,466,045
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 7.75%, 4/15/25(1)	975,000	1,058,167
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 5.125%, 10/1/29(1)	250,000	256,188
		138,724,854
Household Durables — 2.2%
Adams Homes, Inc., 7.50%, 2/15/25(1)	775,000	814,234
Ashton Woods USA LLC / Ashton Woods Finance Co., 6.75%, 8/1/25(1)	700,000	725,302
Ashton Woods USA LLC / Ashton Woods Finance Co., 6.625%, 1/15/28(1)	525,000	560,438
Beazer Homes USA, Inc., 6.75%, 3/15/25	625,000	646,028
Beazer Homes USA, Inc., 7.25%, 10/15/29	1,500,000	1,638,750
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.375%, 5/15/25(1)	1,150,000	1,181,504
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 4.875%, 2/15/30(1)	750,000	751,170
Century Communities, Inc., 5.875%, 7/15/25	925,000	960,747
Century Communities, Inc., 6.75%, 6/1/27	1,025,000	1,092,491
Empire Communities Corp., 7.00%, 12/15/25(1)	750,000	792,187
Installed Building Products, Inc., 5.75%, 2/1/28(1)	650,000	681,564
KB Home, 7.00%, 12/15/21	715,000	733,322
KB Home, 7.625%, 5/15/23	200,000	217,250
KB Home, 6.875%, 6/15/27	575,000	674,987
Mattamy Group Corp., 4.625%, 3/1/30(1)	875,000	870,625
Meritage Homes Corp., 7.00%, 4/1/22	1,065,000	1,115,587
Meritage Homes Corp., 6.00%, 6/1/25	750,000	843,281
Meritage Homes Corp., 3.875%, 4/15/29(1)(2)	700,000	704,594
Newell Brands, Inc., 4.70%, 4/1/26	2,050,000	2,264,881
Newell Brands, Inc., 5.875%, 4/1/36	1,925,000	2,367,750
Newell Brands, Inc., 6.00%, 4/1/46	450,000	559,890
Picasso Finance Sub, Inc., 6.125%, 6/15/25(1)	450,000	478,778
Shea Homes LP / Shea Homes Funding Corp., 4.75%, 2/15/28(1)	675,000	688,422
Shea Homes LP / Shea Homes Funding Corp., 4.75%, 4/1/29(1)	575,000	583,050
20

	Principal Amount/Shares	Value
STL Holding Co. LLC, 7.50%, 2/15/26(1)	$1,000,000	$1,042,500
Taylor Morrison Communities, Inc., 5.75%, 1/15/28(1)	625,000	690,422
Tempur Sealy International, Inc., 4.00%, 4/15/29(1)	950,000	947,625
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24	1,215,000	1,346,372
Tri Pointe Homes, Inc., 5.25%, 6/1/27	25,000	26,839
Tri Pointe Homes, Inc., 5.70%, 6/15/28	450,000	498,470
Williams Scotsman International, Inc., 4.625%, 8/15/28(1)	775,000	790,984
		27,290,044
Household Products — 0.2%
Central Garden & Pet Co., 4.125%, 10/15/30	475,000	480,641
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., 5.00%, 12/31/26(1)	300,000	300,375
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., 7.00%, 12/31/27(1)	500,000	479,810
Spectrum Brands, Inc., 5.75%, 7/15/25	62,000	64,015
Spectrum Brands, Inc., 5.50%, 7/15/30(1)	300,000	321,562
Spectrum Brands, Inc., 3.875%, 3/15/31(1)	575,000	564,219
		2,210,622
Independent Power and Renewable Electricity Producers — 0.7%
Calpine Corp., 5.25%, 6/1/26(1)	654,000	673,457
Calpine Corp., 4.50%, 2/15/28(1)	1,250,000	1,262,375
Calpine Corp., 5.125%, 3/15/28(1)	1,475,000	1,483,946
Calpine Corp., 4.625%, 2/1/29(1)	1,250,000	1,219,737
Calpine Corp., 5.00%, 2/1/31(1)	625,000	610,938
Clearway Energy Operating LLC, 5.00%, 9/15/26	795,000	822,805
Clearway Energy Operating LLC, 4.75%, 3/15/28(1)	1,075,000	1,119,430
Clearway Energy Operating LLC, 3.75%, 2/15/31(1)	225,000	216,423
TerraForm Power Operating LLC, 5.00%, 1/31/28(1)	1,050,000	1,134,971
TerraForm Power Operating LLC, 4.75%, 1/15/30(1)	675,000	702,351
		9,246,433
Industrial Conglomerates†
Amsted Industries, Inc., 5.625%, 7/1/27(1)	350,000	372,684
Insurance — 0.7%
Acrisure LLC / Acrisure Finance, Inc., 7.00%, 11/15/25(1)	1,850,000	1,913,594
Acrisure LLC / Acrisure Finance, Inc., 10.125%, 8/1/26(1)	450,000	519,552
AssuredPartners, Inc., 7.00%, 8/15/25(1)	850,000	881,208
AssuredPartners, Inc., 5.625%, 1/15/29(1)	500,000	510,125
Genworth Holdings, Inc., 7.625%, 9/24/21	1,912,000	1,966,970
Genworth Holdings, Inc., 4.90%, 8/15/23	950,000	936,296
Genworth Holdings, Inc., 4.80%, 2/15/24	75,000	72,515
Genworth Holdings, Inc., VRN, 2.20%, 11/15/66	450,000	243,000
HUB International Ltd., 7.00%, 5/1/26(1)	2,050,000	2,130,801
		9,174,061
Interactive Media and Services — 0.1%
Arches Buyer, Inc., 4.25%, 6/1/28(1)	400,000	400,030
Arches Buyer, Inc., 6.125%, 12/1/28(1)	150,000	154,781
Rackspace Technology Global, Inc., 3.50%, 2/15/28(1)	475,000	457,734
		1,012,545
Internet and Direct Marketing Retail — 0.3%
Go Daddy Operating Co. LLC / GD Finance Co., Inc., 5.25%, 12/1/27(1)	1,425,000	1,509,609
21

	Principal Amount/Shares	Value
Go Daddy Operating Co. LLC / GD Finance Co., Inc., 3.50%, 3/1/29(1)	$550,000	$541,406
Match Group Holdings II LLC, 5.00%, 12/15/27(1)	450,000	472,977
QVC, Inc., 4.75%, 2/15/27	650,000	673,969
		3,197,961
IT Services — 1.0%
Banff Merger Sub, Inc., 9.75%, 9/1/26(1)	2,600,000	2,772,640
CDW LLC / CDW Finance Corp., 4.125%, 5/1/25	1,225,000	1,276,297
Endure Digital, Inc., 6.00%, 2/15/29(1)	1,200,000	1,174,380
Exela Intermediate LLC / Exela Finance, Inc., 10.00%, 7/15/23(1)	1,725,000	627,469
Presidio Holdings, Inc., 4.875%, 2/1/27(1)	750,000	770,055
Presidio Holdings, Inc., 8.25%, 2/1/28(1)	1,375,000	1,499,609
Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.75%, 6/1/25(1)	1,925,000	1,969,516
Twilio, Inc., 3.875%, 3/15/31	575,000	588,719
Vericast Corp., 8.375%, 8/15/22(1)	1,375,000	1,402,500
		12,081,185
Leisure Products — 0.2%
Mattel, Inc., 6.75%, 12/31/25(1)	120,000	126,294
Mattel, Inc., 3.375%, 4/1/26(1)	600,000	620,964
Mattel, Inc., 5.875%, 12/15/27(1)	475,000	522,355
Mattel, Inc., 3.75%, 4/1/29(1)	600,000	605,250
Mattel, Inc., 6.20%, 10/1/40	100,000	117,500
Mattel, Inc., 5.45%, 11/1/41	325,000	355,875
		2,348,238
Life Sciences Tools and Services — 0.1%
Charles River Laboratories International, Inc., 3.75%, 3/15/29(1)	500,000	501,415
Charles River Laboratories International, Inc., 4.00%, 3/15/31(1)	500,000	508,900
Syneos Health, Inc., 3.625%, 1/15/29(1)	500,000	487,187
		1,497,502
Machinery — 1.4%
ATS Automation Tooling Systems, Inc., 4.125%, 12/15/28(1)	250,000	248,281
Cleaver-Brooks, Inc., 7.875%, 3/1/23(1)	225,000	221,320
EnPro Industries, Inc., 5.75%, 10/15/26	625,000	663,788
GrafTech Finance, Inc., 4.625%, 12/15/28(1)	425,000	428,719
Granite US Holdings Corp., 11.00%, 10/1/27(1)	700,000	791,000
Hillenbrand, Inc., 3.75%, 3/1/31	1,000,000	980,290
Husky III Holding Ltd., 13.00% Cash or 13.75% PIK, 2/15/25(1)(5)	675,000	736,172
JPW Industries Holding Corp., 9.00%, 10/1/24(1)	475,000	479,750
Manitowoc Co., Inc. (The), 9.00%, 4/1/26(1)	375,000	405,234
Navistar International Corp., 9.50%, 5/1/25(1)	1,850,000	2,036,156
Navistar International Corp., 6.625%, 11/1/25(1)	1,075,000	1,116,689
Tennant Co., 5.625%, 5/1/25	400,000	413,000
Terex Corp., 5.00%, 5/15/29(1)(2)	1,475,000	1,528,764
Titan Acquisition Ltd. / Titan Co-Borrower LLC, 7.75%, 4/15/26(1)	1,300,000	1,353,560
Titan International, Inc., 6.50%, 11/30/23	1,400,000	1,421,420
TriMas Corp., 4.125%, 4/15/29(1)	1,050,000	1,051,313
Vertical Holdco Gmbh, 7.625%, 7/15/28(1)	600,000	646,275
Vertical U.S. Newco, Inc., 5.25%, 7/15/27(1)	600,000	629,250
Wabash National Corp., 5.50%, 10/1/25(1)	725,000	743,955
Werner FinCo LP / Werner FinCo, Inc., 8.75%, 7/15/25(1)	1,700,000	1,782,696
		17,677,632
22

	Principal Amount/Shares	Value
Marine†
Danaos Corp., 8.50%, 3/1/28(1)	$300,000	$321,188
Media — 5.8%
Altice Financing SA, 7.50%, 5/15/26(1)	1,645,000	1,721,081
Altice Financing SA, 5.00%, 1/15/28(1)	1,450,000	1,433,688
AMC Networks, Inc., 5.00%, 4/1/24	165,000	167,269
AMC Networks, Inc., 4.25%, 2/15/29	1,175,000	1,144,156
Cable One, Inc., 4.00%, 11/15/30(1)	575,000	569,868
CCO Holdings LLC / CCO Holdings Capital Corp., 4.00%, 3/1/23(1)	375,000	379,384
CCO Holdings LLC / CCO Holdings Capital Corp., 5.375%, 6/1/29(1)	125,000	134,205
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 8/15/30(1)	350,000	357,159
CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 2/1/31(1)	1,575,000	1,580,465
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 5/1/32(1)	4,300,000	4,359,125
Clear Channel International BV, 6.625%, 8/1/25(1)	1,935,000	2,029,544
Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28(1)	2,425,000	2,402,872
Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24	472,000	491,907
Clear Channel Worldwide Holdings, Inc., 5.125%, 8/15/27(1)	2,125,000	2,139,875
CSC Holdings LLC, 6.75%, 11/15/21	50,000	51,406
CSC Holdings LLC, 5.875%, 9/15/22	300,000	317,334
CSC Holdings LLC, 6.50%, 2/1/29(1)	1,350,000	1,494,281
CSC Holdings LLC, 5.75%, 1/15/30(1)	5,325,000	5,615,212
CSC Holdings LLC, 4.125%, 12/1/30(1)	800,000	795,424
CSC Holdings LLC, 4.625%, 12/1/30(1)	950,000	935,750
Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 8/15/26(1)	4,050,000	2,921,062
Diamond Sports Group LLC / Diamond Sports Finance Co., 6.625%, 8/15/27(1)	1,485,000	774,056
DISH DBS Corp., 6.75%, 6/1/21	300,000	302,700
DISH DBS Corp., 5.875%, 11/15/24	250,000	261,821
DISH DBS Corp., 7.375%, 7/1/28	1,500,000	1,575,450
Entercom Media Corp., 6.75%, 3/31/29(1)	700,000	728,228
EW Scripps Co. (The), 5.125%, 5/15/25(1)	550,000	561,344
GCI LLC, 4.75%, 10/15/28(1)	975,000	999,984
Gray Television, Inc., 5.875%, 7/15/26(1)	975,000	1,012,172
Gray Television, Inc., 7.00%, 5/15/27(1)	650,000	707,688
Gray Television, Inc., 4.75%, 10/15/30(1)	1,775,000	1,762,797
iHeartCommunications, Inc., 6.375%, 5/1/26	625,000	664,453
iHeartCommunications, Inc., 8.375%, 5/1/27	75,000	80,531
iHeartCommunications, Inc., 5.25%, 8/15/27(1)	1,300,000	1,339,390
iHeartCommunications, Inc., 4.75%, 1/15/28(1)	499,000	503,586
Lamar Media Corp., 3.75%, 2/15/28	375,000	375,234
Lamar Media Corp., 4.00%, 2/15/30	750,000	749,321
Lamar Media Corp., 3.625%, 1/15/31(1)	75,000	72,548
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(1)	800,000	853,920
Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 8/15/27(1)	1,025,000	1,069,342
Nexstar Broadcasting, Inc., 5.625%, 7/15/27(1)	1,350,000	1,417,075
23

	Principal Amount/Shares	Value
Nexstar Broadcasting, Inc., 4.75%, 11/1/28(1)	$1,025,000	$1,037,720
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.00%, 8/15/27(1)	1,325,000	1,340,489
Outfront Media Capital LLC / Outfront Media Capital Corp., 4.25%, 1/15/29(1)	500,000	481,985
Outfront Media Capital LLC / Outfront Media Capital Corp., 4.625%, 3/15/30(1)	150,000	144,563
Quebecor Media, Inc., 5.75%, 1/15/23	550,000	587,675
Radiate Holdco LLC / Radiate Finance, Inc., 6.50%, 9/15/28(1)	1,000,000	1,057,825
Salem Media Group, Inc., 6.75%, 6/1/24(1)	450,000	445,500
Scripps Escrow II, Inc., 3.875%, 1/15/29(1)	200,000	196,875
Scripps Escrow II, Inc., 5.375%, 1/15/31(1)	350,000	348,031
Scripps Escrow, Inc., 5.875%, 7/15/27(1)	525,000	544,031
Sinclair Television Group, Inc., 5.875%, 3/15/26(1)	875,000	893,428
Sinclair Television Group, Inc., 5.125%, 2/15/27(1)	750,000	733,594
Sinclair Television Group, Inc., 5.50%, 3/1/30(1)	975,000	949,835
Sinclair Television Group, Inc., 4.125%, 12/1/30(1)	1,225,000	1,182,891
Sirius XM Radio, Inc., 3.875%, 8/1/22(1)	900,000	904,500
Sirius XM Radio, Inc., 4.625%, 7/15/24(1)	925,000	953,999
Sirius XM Radio, Inc., 5.50%, 7/1/29(1)	825,000	893,578
Spanish Broadcasting System, Inc., 9.75%, 3/1/26(1)	600,000	591,000
TEGNA, Inc., 4.75%, 3/15/26(1)	175,000	185,938
TEGNA, Inc., 4.625%, 3/15/28	2,875,000	2,930,703
TEGNA, Inc., 5.00%, 9/15/29	500,000	519,350
Townsquare Media, Inc., 6.875%, 2/1/26(1)	625,000	666,797
Univision Communications, Inc., 5.125%, 2/15/25(1)	1,050,000	1,065,094
Univision Communications, Inc., 9.50%, 5/1/25(1)	600,000	660,000
Univision Communications, Inc., 6.625%, 6/1/27(1)	1,050,000	1,123,290
UPC Holding BV, 5.50%, 1/15/28(1)	800,000	828,260
Videotron Ltd., 5.00%, 7/15/22	525,000	546,984
Videotron Ltd., 5.375%, 6/15/24(1)	275,000	303,854
Virgin Media Finance plc, 5.00%, 7/15/30(1)	1,000,000	1,000,000
Virgin Media Secured Finance plc, 5.50%, 5/15/29(1)	200,000	212,568
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(1)	400,000	407,400
Ziggo Bond Co. BV, 6.00%, 1/15/27(1)	975,000	1,018,266
Ziggo Bond Co. BV, 5.125%, 2/28/30(1)	200,000	204,750
Ziggo BV, 5.50%, 1/15/27(1)	698,000	728,080
		72,541,560
Metals and Mining — 4.0%
Alcoa Nederland Holding BV, 6.125%, 5/15/28(1)	1,800,000	1,963,935
Alcoa Nederland Holding BV, 4.125%, 3/31/29(1)	400,000	403,916
Allegheny Technologies, Inc., 5.875%, 12/1/27	775,000	803,578
ArcelorMittal SA, 4.55%, 3/11/26	625,000	695,375
ArcelorMittal SA, 7.25%, 10/15/39	725,000	993,660
Arconic Corp., 6.00%, 5/15/25(1)	975,000	1,052,668
Arconic Corp., 6.125%, 2/15/28(1)	250,000	266,719
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP, 8.75%, 7/15/26(1)	775,000	821,357
Big River Steel LLC / BRS Finance Corp., 6.625%, 1/31/29(1)	1,150,000	1,254,734
Carpenter Technology Corp., 6.375%, 7/15/28	1,175,000	1,263,657
Cleveland-Cliffs, Inc., 5.75%, 3/1/25	819,000	846,088
Cleveland-Cliffs, Inc., 9.875%, 10/17/25(1)	314,000	368,259
24

	Principal Amount/Shares	Value
Cleveland-Cliffs, Inc., 6.75%, 3/15/26(1)	$450,000	$489,938
Cleveland-Cliffs, Inc., 5.875%, 6/1/27	1,275,000	1,321,219
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(1)	1,425,000	1,424,359
Cleveland-Cliffs, Inc., 4.875%, 3/1/31(1)	1,175,000	1,173,531
Coeur Mining, Inc., 5.125%, 2/15/29(1)	700,000	670,040
Commercial Metals Co., 5.375%, 7/15/27	50,000	52,625
Compass Minerals International, Inc., 6.75%, 12/1/27(1)	400,000	428,676
Constellium SE, 5.625%, 6/15/28(1)	525,000	554,991
Constellium SE, 3.75%, 4/15/29(1)	1,775,000	1,699,261
First Quantum Minerals Ltd., 7.25%, 4/1/23(1)	295,000	300,612
First Quantum Minerals Ltd., 6.50%, 3/1/24(1)	5,450,000	5,541,969
First Quantum Minerals Ltd., 7.50%, 4/1/25(1)	1,000,000	1,033,750
Freeport-McMoRan, Inc., 3.875%, 3/15/23	2,000,000	2,086,660
Freeport-McMoRan, Inc., 5.00%, 9/1/27	925,000	983,849
Freeport-McMoRan, Inc., 4.125%, 3/1/28	799,000	841,407
Freeport-McMoRan, Inc., 4.375%, 8/1/28	850,000	903,231
Freeport-McMoRan, Inc., 4.25%, 3/1/30	1,625,000	1,732,152
Freeport-McMoRan, Inc., 4.625%, 8/1/30	1,000,000	1,090,000
Freeport-McMoRan, Inc., 5.45%, 3/15/43	2,025,000	2,439,841
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd., 7.375%, 12/15/23(1)	150,000	153,668
Hillman Group, Inc. (The), 6.375%, 7/15/22(1)	225,000	225,422
Hudbay Minerals, Inc., 4.50%, 4/1/26(1)	625,000	650,350
Hudbay Minerals, Inc., 6.125%, 4/1/29(1)	625,000	668,750
IAMGOLD Corp., 5.75%, 10/15/28(1)	650,000	659,133
Kaiser Aluminum Corp., 6.50%, 5/1/25(1)	2,075,000	2,204,065
Kaiser Aluminum Corp., 4.625%, 3/1/28(1)	175,000	179,417
Mineral Resources Ltd., 8.125%, 5/1/27(1)	975,000	1,080,310
Mountain Province Diamonds, Inc., 8.00%, 12/15/22(1)	425,000	391,931
Northwest Acquisitions ULC / Dominion Finco, Inc., 7.125%, 11/1/22(1)(3)(4)	400,000	120
Novelis Corp., 5.875%, 9/30/26(1)	1,265,000	1,321,925
Novelis Corp., 4.75%, 1/30/30(1)	625,000	645,359
Park-Ohio Industries, Inc., 6.625%, 4/15/27	1,050,000	1,063,125
Petra Diamonds US Treasury plc, 10.50% PIK, 3/8/26(1)	100,000	97,500
PT FMG Resources August 2006 Pty Ltd., 4.375%, 4/1/31(1)	2,025,000	2,064,244
Taseko Mines Ltd., 7.00%, 2/15/26(1)	1,050,000	1,070,212
United States Steel Corp., 6.875%, 3/1/29	2,525,000	2,584,969
		50,562,557
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.25%, 3/15/22(1)	1,376,000	1,388,900
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.25%, 2/1/27(1)	575,000	567,812
		1,956,712
Multiline Retail — 0.1%
99 Escrow Issuer, Inc., 7.50%, 1/15/26(1)	375,000	364,453
Macy's Retail Holdings LLC, 5.875%, 4/1/29(1)	1,250,000	1,284,163
		1,648,616
Oil, Gas and Consumable Fuels — 13.3%
Aethon United BR LP / Aethon United Finance Corp., 8.25%, 2/15/26(1)	1,300,000	1,347,937
25

	Principal Amount/Shares	Value
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.375%, 9/15/24	$1,000,000	$1,010,625
Antero Midstream Partners LP / Antero Midstream Finance Corp., 7.875%, 5/15/26(1)	1,450,000	1,562,223
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.75%, 3/1/27(1)	1,100,000	1,102,304
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.75%, 1/15/28(1)	275,000	275,516
Antero Resources Corp., 5.625%, 6/1/23	150,000	150,695
Antero Resources Corp., 5.00%, 3/1/25	75,000	75,170
Antero Resources Corp., 8.375%, 7/15/26(1)	125,000	138,047
Antero Resources Corp., 7.625%, 2/1/29(1)	975,000	1,040,203
Apache Corp., 3.25%, 4/15/22	200,000	202,250
Apache Corp., 4.25%, 1/15/30	975,000	951,527
Apache Corp., 5.10%, 9/1/40	1,900,000	1,860,812
Apache Corp., 5.25%, 2/1/42	175,000	173,031
Apache Corp., 4.75%, 4/15/43	825,000	766,425
Apache Corp., 7.375%, 8/15/47	350,000	374,500
Apache Corp., 5.35%, 7/1/49	350,000	335,125
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 7.00%, 11/1/26(1)	125,000	125,156
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 9.00%, 11/1/27(1)	780,000	994,500
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 8.25%, 12/31/28(1)	775,000	807,453
Blue Racer Midstream LLC / Blue Racer Finance Corp., 7.625%, 12/15/25(1)	1,150,000	1,241,534
Callon Petroleum Co., 6.25%, 4/15/23	1,100,000	981,063
Callon Petroleum Co., 6.125%, 10/1/24	1,400,000	1,193,500
Callon Petroleum Co., 8.25%, 7/15/25	50,000	42,625
Callon Petroleum Co., 6.375%, 7/1/26	625,000	495,313
Cenovus Energy, Inc., 3.00%, 8/15/22	775,000	793,049
Cenovus Energy, Inc., 5.375%, 7/15/25	475,000	534,203
Cenovus Energy, Inc., 5.25%, 6/15/37	300,000	324,943
Cenovus Energy, Inc., 6.75%, 11/15/39	400,000	502,771
Cenovus Energy, Inc., 5.40%, 6/15/47	500,000	557,872
Centennial Resource Production LLC, 5.375%, 1/15/26(1)	1,025,000	903,922
Chaparral Energy, Inc., 9.00%, 2/14/25(1)	180,793	163,907
Cheniere Energy Partners LP, 4.00%, 3/1/31(1)	2,325,000	2,368,594
Cheniere Energy, Inc., 4.625%, 10/15/28(1)	725,000	753,848
Citgo Holding, Inc., 9.25%, 8/1/24(1)	2,550,000	2,535,656
CITGO Petroleum Corp., 7.00%, 6/15/25(1)	975,000	1,004,859
CITGO Petroleum Corp., 6.375%, 6/15/26(1)	2,225,000	2,247,873
CNX Midstream Partners LP / CNX Midstream Finance Corp., 6.50%, 3/15/26(1)	1,804,000	1,840,080
CNX Resources Corp., 7.25%, 3/14/27(1)	1,650,000	1,774,344
CNX Resources Corp., 6.00%, 1/15/29(1)	1,450,000	1,509,530
Comstock Resources, Inc., 7.50%, 5/15/25(1)	292,000	303,498
Comstock Resources, Inc., 9.75%, 8/15/26	332,000	361,465
Comstock Resources, Inc., 6.75%, 3/1/29(1)	1,400,000	1,437,625
Continental Resources, Inc., 4.50%, 4/15/23	196,000	203,356
Continental Resources, Inc., 5.75%, 1/15/31(1)	1,250,000	1,414,200
26

	Principal Amount/Shares	Value
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.00%, 2/1/29(1)	$1,725,000	$1,702,359
CrownRock LP / CrownRock Finance, Inc., 5.625%, 10/15/25(1)	1,450,000	1,482,038
DCP Midstream Operating LP, 4.75%, 9/30/21(1)	325,000	327,641
DCP Midstream Operating LP, 5.375%, 7/15/25	1,675,000	1,818,212
DCP Midstream Operating LP, 5.625%, 7/15/27	400,000	434,668
DCP Midstream Operating LP, 5.125%, 5/15/29	1,875,000	1,997,137
Delek Logistics Partners LP / Delek Logistics Finance Corp., 6.75%, 5/15/25	525,000	526,914
Endeavor Energy Resources LP / EER Finance, Inc., 6.625%, 7/15/25(1)	225,000	240,818
Endeavor Energy Resources LP / EER Finance, Inc., 5.50%, 1/30/26(1)	325,000	338,098
Endeavor Energy Resources LP / EER Finance, Inc., 5.75%, 1/30/28(1)	925,000	978,484
Energean Israel Finance Ltd., 5.375%, 3/30/28(1)	475,000	481,457
Energean Israel Finance Ltd., 5.875%, 3/30/31(1)	550,000	549,996
EnLink Midstream LLC, 5.625%, 1/15/28(1)	150,000	145,328
EnLink Midstream LLC, 5.375%, 6/1/29	1,550,000	1,452,156
EnLink Midstream Partners LP, 4.40%, 4/1/24	325,000	328,413
EnLink Midstream Partners LP, 4.85%, 7/15/26	1,750,000	1,692,740
EnLink Midstream Partners LP, 5.60%, 4/1/44	375,000	312,861
EnLink Midstream Partners LP, 5.05%, 4/1/45	425,000	329,813
EnLink Midstream Partners LP, 5.45%, 6/1/47	1,300,000	1,051,856
EQM Midstream Partners LP, 4.75%, 7/15/23	1,980,000	2,057,715
EQM Midstream Partners LP, 4.00%, 8/1/24	200,000	203,755
EQM Midstream Partners LP, 6.00%, 7/1/25(1)	800,000	862,000
EQM Midstream Partners LP, 6.50%, 7/1/27(1)	375,000	408,249
EQM Midstream Partners LP, 5.50%, 7/15/28	875,000	920,386
EQM Midstream Partners LP, 4.50%, 1/15/29(1)	825,000	805,476
EQM Midstream Partners LP, 4.75%, 1/15/31(1)	825,000	801,281
EQM Midstream Partners LP, 6.50%, 7/15/48	800,000	800,000
EQT Corp., 7.625%, 2/1/25	450,000	518,526
EQT Corp., 3.90%, 10/1/27	1,525,000	1,558,359
EQT Corp., 5.00%, 1/15/29	300,000	321,750
EQT Corp., 8.50%, 2/1/30	1,629,000	2,079,500
Genesis Energy LP / Genesis Energy Finance Corp., 6.50%, 10/1/25	350,000	343,744
Genesis Energy LP / Genesis Energy Finance Corp., 8.00%, 1/15/27	425,000	431,118
Genesis Energy LP / Genesis Energy Finance Corp., 7.75%, 2/1/28	1,375,000	1,377,131
Gulfport Energy Corp., 6.00%, 10/15/24(3)(4)	620,000	556,450
Gulfport Energy Corp., 6.375%, 5/15/25(3)(4)	760,000	686,375
Gulfport Energy Corp., 6.375%, 1/15/26(3)(4)	525,000	473,813
Harvest Midstream I LP, 7.50%, 9/1/28(1)	1,850,000	1,992,820
Hess Midstream Operations LP, 5.625%, 2/15/26(1)	2,106,000	2,173,129
Hess Midstream Operations LP, 5.125%, 6/15/28(1)	1,875,000	1,900,312
Hilcorp Energy I LP / Hilcorp Finance Co., 6.25%, 11/1/28(1)	1,100,000	1,135,062
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 2/1/29(1)	675,000	682,172
Hilcorp Energy I LP / Hilcorp Finance Co., 6.00%, 2/1/31(1)	1,025,000	1,042,297
Holly Energy Partners LP / Holly Energy Finance Corp., 5.00%, 2/1/28(1)	875,000	887,841
27

	Principal Amount/Shares	Value
Indigo Natural Resources LLC, 5.375%, 2/1/29(1)	$850,000	$839,022
Laredo Petroleum, Inc., 9.50%, 1/15/25	1,775,000	1,710,248
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.00%, 8/1/26(1)	1,250,000	1,295,312
Matador Resources Co., 5.875%, 9/15/26	1,325,000	1,291,875
MEG Energy Corp., 7.125%, 2/1/27(1)	2,275,000	2,387,328
MEG Energy Corp., 5.875%, 2/1/29(1)	525,000	527,625
Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26(1)	950,000	766,721
Moss Creek Resources Holdings, Inc., 10.50%, 5/15/27(1)	100,000	86,500
Murphy Oil Corp., 6.875%, 8/15/24	1,100,000	1,126,125
Murphy Oil Corp., 5.75%, 8/15/25	635,000	636,527
Murphy Oil Corp., 5.875%, 12/1/27	575,000	564,041
Murphy Oil Corp., 6.375%, 7/15/28	1,600,000	1,604,160
Murphy Oil Corp., 7.05%, 5/1/29	350,000	355,002
Murphy Oil Corp., 6.375%, 12/1/42	750,000	684,375
Murray Energy Corp., 9.00% Cash plus 3.00% PIK, 4/15/24(1)(3)(4)	4,545,734	23,183
New Fortress Energy, Inc., 6.50%, 9/30/26(1)(2)	700,000	707,000
NGL Energy Operating LLC / NGL Energy Finance Corp., 7.50%, 2/1/26(1)	2,050,000	2,110,219
Northern Oil and Gas, Inc., 8.125%, 3/1/28(1)	1,800,000	1,793,025
NuStar Logistics LP, 5.75%, 10/1/25	350,000	375,207
NuStar Logistics LP, 6.00%, 6/1/26	350,000	377,930
NuStar Logistics LP, 6.375%, 10/1/30	175,000	189,547
Occidental Petroleum Corp., 6.95%, 7/1/24	595,000	654,375
Occidental Petroleum Corp., 3.50%, 6/15/25	325,000	322,156
Occidental Petroleum Corp., 8.00%, 7/15/25	450,000	517,412
Occidental Petroleum Corp., 5.875%, 9/1/25	425,000	454,878
Occidental Petroleum Corp., 5.50%, 12/1/25	1,350,000	1,429,650
Occidental Petroleum Corp., 5.55%, 3/15/26	2,250,000	2,382,795
Occidental Petroleum Corp., 3.40%, 4/15/26	500,000	486,125
Occidental Petroleum Corp., 3.20%, 8/15/26	600,000	576,831
Occidental Petroleum Corp., 8.50%, 7/15/27	800,000	949,500
Occidental Petroleum Corp., 7.125%, 10/15/27	325,000	353,493
Occidental Petroleum Corp., 6.375%, 9/1/28	300,000	329,844
Occidental Petroleum Corp., 8.875%, 7/15/30	1,625,000	2,051,562
Occidental Petroleum Corp., 6.125%, 1/1/31	1,325,000	1,465,549
Occidental Petroleum Corp., 7.50%, 5/1/31	2,965,000	3,469,346
Occidental Petroleum Corp., 7.875%, 9/15/31	1,050,000	1,237,708
Occidental Petroleum Corp., 6.45%, 9/15/36	2,600,000	2,873,676
Occidental Petroleum Corp., 7.95%, 6/15/39	310,000	367,350
Occidental Petroleum Corp., 6.20%, 3/15/40	1,775,000	1,828,250
Ovintiv, Inc., 8.125%, 9/15/30	900,000	1,189,855
Parkland Corp., 6.00%, 4/1/26(1)	350,000	366,686
Parkland Corp., 5.875%, 7/15/27(1)	750,000	801,094
Parkland Corp., 4.50%, 10/1/29(1)(2)	2,425,000	2,434,094
PBF Holding Co. LLC / PBF Finance Corp., 9.25%, 5/15/25(1)	600,000	613,425
PBF Holding Co. LLC / PBF Finance Corp., 6.00%, 2/15/28	575,000	425,859
PBF Logistics LP / PBF Logistics Finance Corp., 6.875%, 5/15/23	1,650,000	1,653,457
PDC Energy, Inc., 6.125%, 9/15/24	325,000	334,100
Range Resources Corp., 5.00%, 3/15/23	187,000	190,389
Range Resources Corp., 9.25%, 2/1/26	850,000	924,605
28

	Principal Amount/Shares	Value
Range Resources Corp., 8.25%, 1/15/29(1)	$1,475,000	$1,581,016
Rockies Express Pipeline LLC, 3.60%, 5/15/25(1)	400,000	401,750
Rockies Express Pipeline LLC, 4.95%, 7/15/29(1)	425,000	434,821
Rockies Express Pipeline LLC, 4.80%, 5/15/30(1)	150,000	148,406
Rockies Express Pipeline LLC, 7.50%, 7/15/38(1)	150,000	168,000
Rockies Express Pipeline LLC, 6.875%, 4/15/40(1)	825,000	893,063
Seven Generations Energy Ltd., 5.375%, 9/30/25(1)	1,500,000	1,557,862
SM Energy Co., 6.125%, 11/15/22	75,000	74,280
SM Energy Co., 5.00%, 1/15/24	125,000	117,875
SM Energy Co., 10.00%, 1/15/25(1)	625,000	704,297
SM Energy Co., 5.625%, 6/1/25	1,125,000	1,042,971
SM Energy Co., 6.75%, 9/15/26	1,325,000	1,226,784
SM Energy Co., 6.625%, 1/15/27	1,600,000	1,483,000
Southwestern Energy Co., 6.45%, 1/23/25	1,992,000	2,141,998
Southwestern Energy Co., 7.75%, 10/1/27	150,000	160,594
Southwestern Energy Co., 8.375%, 9/15/28	425,000	467,234
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.50%, 8/15/22	1,475,000	1,432,594
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.75%, 4/15/25	313,000	256,236
Sunoco LP / Sunoco Finance Corp., 5.50%, 2/15/26	225,000	231,703
Sunoco LP / Sunoco Finance Corp., 6.00%, 4/15/27	775,000	811,813
Sunoco LP / Sunoco Finance Corp., 4.50%, 5/15/29(1)	500,000	499,063
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 7.50%, 10/1/25(1)	575,000	619,979
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.00%, 12/31/30(1)	900,000	891,000
Talos Production, Inc., 12.00%, 1/15/26(1)	1,150,000	1,127,719
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.875%, 4/15/26	1,800,000	1,887,750
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28	825,000	860,578
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.875%, 1/15/29	525,000	579,377
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.50%, 3/1/30	550,000	578,017
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.875%, 2/1/31(1)	1,400,000	1,420,650
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.00%, 1/15/32(1)	1,350,000	1,271,389
Teine Energy Ltd., 6.875%, 4/15/29(1)(2)	1,075,000	1,090,695
TransMontaigne Partners LP / TLP Finance Corp., 6.125%, 2/15/26	550,000	554,708
Vine Oil & Gas LP / Vine Oil & Gas Finance Corp., 8.75%, 4/15/23(1)	1,400,000	1,497,300
Vine Oil & Gas LP / Vine Oil & Gas Finance Corp., 9.75%, 4/15/23(1)	1,200,000	1,286,250
Western Midstream Operating LP, 4.00%, 7/1/22	350,000	359,415
Western Midstream Operating LP, 3.95%, 6/1/25	150,000	154,333
Western Midstream Operating LP, 4.65%, 7/1/26	150,000	158,489
Western Midstream Operating LP, 4.50%, 3/1/28	825,000	860,574
Western Midstream Operating LP, 4.75%, 8/15/28	450,000	471,375
Western Midstream Operating LP, 5.30%, 2/1/30	1,075,000	1,168,756
Western Midstream Operating LP, 5.45%, 4/1/44	650,000	668,200
Western Midstream Operating LP, 5.30%, 3/1/48	1,460,000	1,468,818
29

	Principal Amount/Shares	Value
Western Midstream Operating LP, 5.50%, 8/15/48	$375,000	$370,920
Western Midstream Operating LP, 6.50%, 2/1/50	275,000	297,836
WPX Energy, Inc., 5.875%, 6/15/28	650,000	717,321
		166,325,224
Paper and Forest Products — 0.1%
Mercer International, Inc., 5.125%, 2/1/29(1)	850,000	881,662
SpA Holdings 3 Oy, 4.875%, 2/4/28(1)	400,000	402,150
		1,283,812
Personal Products — 0.2%
Edgewell Personal Care Co., 5.50%, 6/1/28(1)	975,000	1,030,950
Edgewell Personal Care Co., 4.125%, 4/1/29(1)	1,225,000	1,220,192
		2,251,142
Pharmaceuticals — 2.7%
Bausch Health Americas, Inc., 8.50%, 1/31/27(1)	1,200,000	1,332,948
Bausch Health Cos., Inc., 6.125%, 4/15/25(1)	7,305,000	7,496,391
Bausch Health Cos., Inc., 9.00%, 12/15/25(1)	2,825,000	3,074,575
Bausch Health Cos., Inc., 7.00%, 1/15/28(1)	975,000	1,060,059
Bausch Health Cos., Inc., 5.00%, 1/30/28(1)	1,475,000	1,495,281
Bausch Health Cos., Inc., 5.00%, 2/15/29(1)	1,150,000	1,144,250
Bausch Health Cos., Inc., 6.25%, 2/15/29(1)	375,000	399,150
Bausch Health Cos., Inc., 7.25%, 5/30/29(1)	400,000	447,174
Cheplapharm Arzneimittel GmbH, 5.50%, 1/15/28(1)	400,000	416,008
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 9.50%, 7/31/27(1)	1,620,000	1,762,762
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.00%, 6/30/28(1)	2,731,000	2,214,841
Endo Luxembourg Finance Co. I Sarl / Endo US, Inc., 6.125%, 4/1/29(1)	1,000,000	1,010,000
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.75%, 8/1/22(1)(3)(4)	4,540,000	3,109,900
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23(1)(3)(4)	270,000	192,375
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 10.00%, 4/15/25(1)(3)	1,250,000	1,396,875
P&L Development LLC / PLD Finance Corp., 7.75%, 11/15/25(1)	1,050,000	1,126,125
Par Pharmaceutical, Inc., 7.50%, 4/1/27(1)	2,083,000	2,212,063
Prestige Brands, Inc., 5.125%, 1/15/28(1)	525,000	551,494
Prestige Brands, Inc., 3.75%, 4/1/31(1)	650,000	621,563
Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	400,000	426,930
Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/25	1,200,000	1,328,016
Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/1/46	1,475,000	1,298,811
		34,117,591
Professional Services — 0.4%
AMN Healthcare, Inc., 4.00%, 4/15/29(1)	950,000	947,625
ASGN, Inc., 4.625%, 5/15/28(1)	1,075,000	1,110,873
Dun & Bradstreet Corp. (The), 6.875%, 8/15/26(1)	420,000	449,222
Dun & Bradstreet Corp. (The), 10.25%, 2/15/27(1)	1,215,000	1,359,056
Jaguar Holding Co. II / PPD Development LP, 5.00%, 6/15/28(1)	200,000	208,550
Science Applications International Corp., 4.875%, 4/1/28(1)	1,150,000	1,190,790
		5,266,116
30

	Principal Amount/Shares	Value
Real Estate Management and Development — 1.1%
Cushman & Wakefield US Borrower LLC, 6.75%, 5/15/28(1)	$500,000	$542,187
Five Point Operating Co. LP / Five Point Capital Corp., 7.875%, 11/15/25(1)	450,000	471,150
Forestar Group, Inc., 8.00%, 4/15/24(1)	1,300,000	1,361,613
Forestar Group, Inc., 5.00%, 3/1/28(1)	450,000	468,070
Greystar Real Estate Partners LLC, 5.75%, 12/1/25(1)	900,000	929,250
Howard Hughes Corp. (The), 5.375%, 8/1/28(1)	1,225,000	1,290,078
Howard Hughes Corp. (The), 4.125%, 2/1/29(1)	950,000	930,021
Howard Hughes Corp. (The), 4.375%, 2/1/31(1)	625,000	612,891
Hunt Cos., Inc., 6.25%, 2/15/26(1)	1,000,000	1,032,000
Kennedy-Wilson, Inc., 5.875%, 4/1/24	550,000	555,384
Newmark Group, Inc., 6.125%, 11/15/23	650,000	714,710
Realogy Group LLC / Realogy Co-Issuer Corp., 4.875%, 6/1/23(1)	100,000	102,938
Realogy Group LLC / Realogy Co-Issuer Corp., 7.625%, 6/15/25(1)	800,000	874,652
Realogy Group LLC / Realogy Co-Issuer Corp., 9.375%, 4/1/27(1)	975,000	1,081,625
Realogy Group LLC / Realogy Co-Issuer Corp., 5.75%, 1/15/29(1)	2,360,000	2,330,500
		13,297,069
Road and Rail — 1.4%
Ahern Rentals, Inc., 7.375%, 5/15/23(1)	3,023,000	2,730,147
Alta Equipment Group, Inc., 5.625%, 4/15/26(1)(2)	475,000	482,125
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.25%, 3/15/25(1)	199,000	202,358
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.75%, 7/15/27(1)	550,000	570,969
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 4.75%, 4/1/28(1)	1,650,000	1,681,969
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.375%, 3/1/29(1)	825,000	854,947
DAE Funding LLC, 5.25%, 11/15/21(1)	350,000	357,000
DAE Funding LLC, 4.50%, 8/1/22(1)	425,000	428,719
DAE Funding LLC, 5.00%, 8/1/24(1)	1,275,000	1,315,641
Hertz Corp. (The), 6.25%, 10/15/22(3)(4)	650,000	647,156
Hertz Corp. (The), 5.50%, 10/15/24(1)(3)(4)	725,000	723,641
Hertz Corp. (The), 7.125%, 8/1/26(1)(3)(4)	500,000	500,313
Hertz Corp. (The), 6.00%, 1/15/28(1)(3)(4)	2,025,000	2,033,859
Modulaire Global Finance plc, 8.00%, 2/15/23(1)	800,000	818,892
NESCO Holdings II, Inc., 5.50%, 4/15/29(1)(2)	950,000	975,697
Uber Technologies, Inc., 7.50%, 5/15/25(1)	1,175,000	1,269,540
Uber Technologies, Inc., 8.00%, 11/1/26(1)	925,000	1,003,047
Uber Technologies, Inc., 7.50%, 9/15/27(1)	625,000	691,144
Uber Technologies, Inc., 6.25%, 1/15/28(1)	800,000	872,360
		18,159,524
Semiconductors and Semiconductor Equipment — 0.5%
Amkor Technology, Inc., 6.625%, 9/15/27(1)	425,000	460,594
ams AG, 7.00%, 7/31/25(1)	2,000,000	2,146,875
Entegris, Inc., 4.625%, 2/10/26(1)	775,000	803,094
ON Semiconductor Corp., 3.875%, 9/1/28(1)	775,000	798,172
Qorvo, Inc., 4.375%, 10/15/29	525,000	561,346
31

	Principal Amount/Shares	Value
Synaptics, Inc., 4.00%, 6/15/29(1)	$950,000	$945,060
		5,715,141
Software — 1.3%
Ascend Learning LLC, 6.875%, 8/1/25(1)	250,000	257,161
Ascend Learning LLC, 6.875%, 8/1/25(1)	350,000	360,026
Boxer Parent Co., Inc., 7.125%, 10/2/25(1)	425,000	456,424
Boxer Parent Co., Inc., 9.125%, 3/1/26(1)	500,000	533,490
Camelot Finance SA, 4.50%, 11/1/26(1)	1,475,000	1,527,798
Castle US Holding Corp., 9.50%, 2/15/28(1)	1,850,000	1,890,469
Crowdstrike Holdings, Inc., 3.00%, 2/15/29	425,000	416,054
J2 Global, Inc., 4.625%, 10/15/30(1)	2,050,000	2,074,344
LogMeIn, Inc., 5.50%, 9/1/27(1)	1,875,000	1,965,244
Open Text Corp., 5.875%, 6/1/26(1)	225,000	232,875
Open Text Corp., 3.875%, 2/15/28(1)	875,000	882,350
Open Text Holdings, Inc., 4.125%, 2/15/30(1)	1,000,000	1,015,530
Rocket Software, Inc., 6.50%, 2/15/29(1)	775,000	783,428
SS&C Technologies, Inc., 5.50%, 9/30/27(1)	1,825,000	1,945,997
Veritas US, Inc. / Veritas Bermuda Ltd., 7.50%, 9/1/25(1)	1,350,000	1,403,865
		15,745,055
Specialty Retail — 3.1%
Abercrombie & Fitch Management Co., 8.75%, 7/15/25(1)	625,000	691,797
Asbury Automotive Group, Inc., 4.50%, 3/1/28	425,000	435,799
Asbury Automotive Group, Inc., 4.75%, 3/1/30	225,000	232,706
BCPE Ulysses Intermediate, Inc., 7.75% Cash or 8.50% PIK, 4/1/27(1)(5)	650,000	675,594
Burlington Coat Factory Warehouse Corp., 6.25%, 4/15/25(1)	325,000	344,906
eG Global Finance plc, 6.75%, 2/7/25(1)	1,175,000	1,203,200
eG Global Finance plc, 8.50%, 10/30/25(1)	600,000	640,332
Ferrellgas Escrow LLC / FG Operating Finance Escrow Corp., 5.375%, 4/1/26(1)	1,675,000	1,667,965
Ferrellgas Escrow LLC / FG Operating Finance Escrow Corp., 5.875%, 4/1/29(1)	1,675,000	1,655,528
Ferrellgas LP / Ferrellgas Finance Corp., 6.50%, 5/1/21	855,000	855,000
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 1/15/22	35,000	35,000
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 6/15/23	905,000	920,276
Gap, Inc. (The), 8.375%, 5/15/23(1)	75,000	85,757
Gap, Inc. (The), 8.625%, 5/15/25(1)	700,000	784,875
Ken Garff Automotive LLC, 4.875%, 9/15/28(1)	450,000	450,394
L Brands, Inc., 6.875%, 7/1/25(1)	1,050,000	1,167,416
L Brands, Inc., 9.375%, 7/1/25(1)	350,000	436,188
L Brands, Inc., 5.25%, 2/1/28	50,000	53,719
L Brands, Inc., 7.50%, 6/15/29	793,000	902,299
L Brands, Inc., 6.625%, 10/1/30(1)	1,150,000	1,315,226
L Brands, Inc., 6.875%, 11/1/35	605,000	721,940
L Brands, Inc., 6.75%, 7/1/36	3,000,000	3,545,625
LBM Acquisition LLC, 6.25%, 1/15/29(1)	500,000	515,625
Lithia Motors, Inc., 5.25%, 8/1/25(1)	50,000	51,682
Lithia Motors, Inc., 4.625%, 12/15/27(1)	825,000	858,516
Lithia Motors, Inc., 4.375%, 1/15/31(1)	325,000	337,942
LSF9 Atlantis Holdings LLC / Victra Finance Corp., 7.75%, 2/15/26(1)	1,100,000	1,128,413
32

	Principal Amount/Shares	Value
Michaels Stores, Inc., 8.00%, 7/15/27(1)	$1,200,000	$1,328,028
Michaels Stores, Inc., 4.75%, 10/1/27(1)	950,000	1,034,550
Murphy Oil USA, Inc., 5.625%, 5/1/27	100,000	104,856
Murphy Oil USA, Inc., 4.75%, 9/15/29	375,000	394,618
Murphy Oil USA, Inc., 3.75%, 2/15/31(1)	225,000	221,580
Party City Holdings, Inc., 8.75%, 2/15/26(1)	750,000	773,906
PetSmart, Inc. / PetSmart Finance Corp., 4.75%, 2/15/28(1)	1,025,000	1,049,559
PetSmart, Inc. / PetSmart Finance Corp., 7.75%, 2/15/29(1)	1,075,000	1,164,978
Rent-A-Center, Inc., 6.375%, 2/15/29(1)	700,000	743,750
Sonic Automotive, Inc., 6.125%, 3/15/27	1,175,000	1,224,203
Specialty Building Products Holdings LLC / SBP Finance Corp., 6.375%, 9/30/26(1)	550,000	568,563
Staples, Inc., 7.50%, 4/15/26(1)	2,150,000	2,270,938
Staples, Inc., 10.75%, 4/15/27(1)	2,425,000	2,397,719
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24	160,000	162,954
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25	944,000	962,781
Superior Plus LP / Superior General Partner, Inc., 4.50%, 3/15/29(1)	950,000	962,065
White Cap Buyer LLC, 6.875%, 10/15/28(1)	1,375,000	1,462,402
		38,541,170
Technology Hardware, Storage and Peripherals — 1.2%
Dell International LLC / EMC Corp., 5.875%, 6/15/21(1)	166,000	166,415
Dell International LLC / EMC Corp., 7.125%, 6/15/24(1)	2,132,000	2,196,760
Diebold Nixdorf, Inc., 8.50%, 4/15/24	1,050,000	1,073,888
Diebold Nixdorf, Inc., 9.375%, 7/15/25(1)	550,000	613,594
Everi Payments, Inc., 7.50%, 12/15/25(1)	987,000	1,030,472
NCR Corp., 8.125%, 4/15/25(1)	300,000	328,875
NCR Corp., 5.75%, 9/1/27(1)	1,975,000	2,093,500
NCR Corp., 5.00%, 10/1/28(1)	775,000	784,203
NCR Corp., 5.125%, 4/15/29(1)(2)	2,350,000	2,372,043
NCR Corp., 6.125%, 9/1/29(1)	1,475,000	1,564,149
NCR Corp., 5.25%, 10/1/30(1)	450,000	456,525
Xerox Holdings Corp., 5.00%, 8/15/25(1)	950,000	992,655
Xerox Holdings Corp., 5.50%, 8/15/28(1)	750,000	777,892
		14,450,971
Textiles, Apparel and Luxury Goods — 0.1%
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.50%, 5/1/25(1)	750,000	648,750
Thrifts and Mortgage Finance — 1.2%
Freedom Mortgage Corp., 7.625%, 5/1/26(1)	1,325,000	1,389,594
Genworth Mortgage Holdings, Inc., 6.50%, 8/15/25(1)	1,150,000	1,244,875
MGIC Investment Corp., 5.75%, 8/15/23	250,000	269,661
MGIC Investment Corp., 5.25%, 8/15/28	1,200,000	1,248,750
Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27(1)	975,000	1,013,240
Nationstar Mortgage Holdings, Inc., 5.50%, 8/15/28(1)	975,000	980,777
Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/30(1)	1,525,000	1,505,937
NMI Holdings, Inc., 7.375%, 6/1/25(1)	775,000	895,292
PennyMac Financial Services, Inc., 4.25%, 2/15/29(1)	1,300,000	1,246,375
PHH Mortgage Corp., 7.875%, 3/15/26(1)	800,000	815,160
33

	Principal Amount/Shares	Value
Provident Funding Associates LP / PFG Finance Corp., 6.375%, 6/15/25(1)	$425,000	$425,512
Radian Group, Inc., 4.50%, 10/1/24	675,000	703,890
Radian Group, Inc., 4.875%, 3/15/27	1,629,000	1,718,595
United Wholesale Mortgage LLC, 5.50%, 4/15/29(1)(2)	1,625,000	1,627,031
		15,084,689
Trading Companies and Distributors — 0.5%
Beacon Roofing Supply, Inc., 4.875%, 11/1/25(1)	1,300,000	1,331,609
Beacon Roofing Supply, Inc., 4.50%, 11/15/26(1)	375,000	385,665
Fly Leasing Ltd., 5.25%, 10/15/24	800,000	818,000
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 3/15/22(1)	179,000	179,336
Fortress Transportation & Infrastructure Investors LLC, 6.50%, 10/1/25(1)	1,025,000	1,073,047
Fortress Transportation & Infrastructure Investors LLC, 9.75%, 8/1/27(1)	1,025,000	1,169,141
Foundation Building Materials, Inc., 6.00%, 3/1/29(1)	775,000	766,281
H&E Equipment Services, Inc., 3.875%, 12/15/28(1)	1,025,000	998,094
		6,721,173
Water Utilities — 0.1%
Solaris Midstream Holdings LLC, 7.625%, 4/1/26(1)(2)	800,000	819,000
Wireless Telecommunication Services — 1.4%
Digicel Group Ltd., 5.00% Cash plus 3.00% PIK or 8.00% PIK, 4/1/25(1)(6)	704,617	582,482
Digicel Group Ltd., 8.00% Cash plus 2.00% PIK or 10.00% PIK, 4/1/24(6)	3,185,225	3,105,196
Digicel Holdings Bermuda Ltd. / Digicel International Finance Ltd., 8.75%, 5/25/24(1)	145,300	150,385
Digicel Holdings Bermuda Ltd. / Digicel International Finance Ltd., 8.00%, 12/31/26(1)	58,004	56,162
Digicel Holdings Bermuda Ltd. / Digicel International Finance Ltd., 6.00% Cash plus 7.00% PIK, 12/31/25(1)	77,029	77,703
Sprint Communications, Inc., 9.25%, 4/15/22	250,000	269,629
Sprint Communications, Inc., 6.00%, 11/15/22	200,000	214,250
Sprint Corp., 7.25%, 9/15/21	625,000	641,469
Sprint Corp., 7.875%, 9/15/23	4,915,000	5,623,989
Sprint Corp., 7.125%, 6/15/24	200,000	230,502
Sprint Corp., 7.625%, 3/1/26	325,000	398,520
T-Mobile USA, Inc., 6.00%, 4/15/24	993,000	1,001,689
T-Mobile USA, Inc., 2.625%, 2/15/29	1,200,000	1,166,748
T-Mobile USA, Inc., 3.375%, 4/15/29	475,000	479,453
T-Mobile USA, Inc., 3.50%, 4/15/31	50,000	50,437
Vmed O2 UK Financing I plc, 4.25%, 1/31/31(1)	1,750,000	1,705,550
Vodafone Group plc, VRN, 7.00%, 4/4/79	1,200,000	1,448,506
		17,202,670
TOTAL CORPORATE BONDS (Cost $1,126,541,565)		1,175,305,933
PREFERRED STOCKS — 2.0%
Banks — 1.2%
Bank of America Corp., 5.125%	725,000	770,769
Bank of America Corp., 5.875%	50,000	54,596
Bank of America Corp., 6.25%	1,600,000	1,771,429
34

	Principal Amount/Shares	Value
Barclays plc, 6.125%	400,000	$437,300
Barclays plc, 7.75%	400,000	437,480
Barclays plc, 8.00%	820,000	910,588
Citigroup, Inc., 4.00%	700,000	708,575
Citigroup, Inc., 4.70%	1,175,000	1,185,428
Citigroup, Inc., 5.90%	925,000	980,056
Citigroup, Inc., 5.95%	400,000	419,797
Citigroup, Inc., 6.25%	1,000,000	1,145,000
JPMorgan Chase & Co., 3.68%	775,000	775,417
JPMorgan Chase & Co., 4.60%	775,000	784,688
JPMorgan Chase & Co., 6.00%	75,000	78,882
JPMorgan Chase & Co., 6.10%	2,200,000	2,373,459
JPMorgan Chase & Co., 6.125%	625,000	671,271
Natwest Group plc, 8.00%	600,000	704,832
Natwest Group plc, 8.625%	1,000,000	1,025,970
		15,235,537
Capital Markets — 0.3%
Credit Suisse Group AG, 5.10%(1)	400,000	386,600
Credit Suisse Group AG, 6.25%(1)	1,400,000	1,493,955
Deutsche Bank AG, 6.00%	400,000	407,000
Goldman Sachs Group, Inc. (The), 4.95%	1,275,000	1,351,883
		3,639,438
Oil, Gas and Consumable Fuels — 0.5%
Energy Transfer Operating LP, 6.25%	1,225,000	1,001,682
Energy Transfer Operating LP, 6.625%	770,000	684,338
Global Partners LP, 9.50%	37,000	941,650
Plains All American Pipeline LP, 6.125%	3,850,000	3,137,981
Summit Midstream Partners LP, 9.50%(4)	1,200,000	742,080
		6,507,731
TOTAL PREFERRED STOCKS (Cost $25,423,776)		25,382,706
BANK LOAN OBLIGATIONS(7) — 1.1%
Auto Components†
Clarios Global LP, 2021 USD Term Loan B, 3.36%, (1-month LIBOR plus 3.25%), 4/30/26	$216,409	214,516
Chemicals — 0.1%
Consolidated Energy Finance, S.A., Term Loan B, 2.61%, (1-month LIBOR plus 2.50%), 5/7/25	922,576	901,818
Containers and Packaging†
BWAY Holding Company, 2017 Term Loan B, 3.44%, (3-month LIBOR plus 3.25%), 4/3/24	122,321	119,889
Diversified Telecommunication Services — 0.2%
Consolidated Communications, Inc., 2021 Term Loan B, 10/2/27(8)	1,050,000	1,052,788
Frontier Communications Corp., 2020 DIP Exit Term Loan, 5.75%, (1-month LIBOR plus 4.75%), 10/8/21	975,000	973,781
		2,026,569
Energy Equipment and Services — 0.1%
Apergy Corporation, 2020 Term Loan, 6.00%, (3-month LIBOR plus 5.00%), 6/3/27	1,053,267	1,074,991
Parker Drilling Co, 2nd Lien PIK Term Loan, 11.00% Cash plus 2.00% PIK, 3/26/24	180,605	167,962
		1,242,953
35

	Principal Amount/Shares	Value
Entertainment — 0.1%
Allen Media, LLC, 2020 Term Loan B, 5.70%, (3-month LIBOR plus 5.50%), 2/10/27	$865,321	$865,753
Hotels, Restaurants and Leisure — 0.2%
Boyd Gaming Corporation, Term Loan B3, 2.33%, (1-week LIBOR plus 2.25%), 9/15/23	169,117	168,985
Gateway Casinos & Entertainment Limited, 2018 Term Loan B, 4.50% Cash plus 3.00% PIK, 12/1/23	876,088	864,313
Golden Nugget, Inc., 2017 Incremental Term Loan B, 3.25%, (2-month LIBOR plus 2.50%), 10/4/23	789,063	778,146
Golden Nugget, Inc., 2020 Initial Term Loan, 13.00%, (3-month LIBOR plus 12.00%), 10/4/23	125,000	143,125
UFC Holdings, LLC, 2021 Term Loan B, 3.75%, (6-month LIBOR plus 3.00%), 4/29/26	832,895	830,876
		2,785,445
Insurance†
Asurion LLC, 2018 Term Loan B6, 3.11%, (1-month LIBOR plus 3.00%), 11/3/23	47,367	47,273
Hub International Limited, 2018 Term Loan B, 3.22%, (3-month LIBOR plus 3.00%), 4/25/25	263,942	260,611
		307,884
Media — 0.1%
Cengage Learning, Inc., 2016 Term Loan B, 5.25%, (3-month LIBOR plus 4.25%), 6/7/23	1,153,802	1,143,948
Diamond Sports Group, LLC, Term Loan, 3.36%, (1-month LIBOR plus 3.25%), 8/24/26	443,250	307,689
		1,451,637
Oil, Gas and Consumable Fuels — 0.2%
Ascent Resources - Utica, 2020 Fixed 2nd Lien Term Loan, 10.00%, (3-month LIBOR plus 9.00%), 11/1/25	1,486,000	1,651,934
CITGO Holding Inc., 2019 Term Loan B, 8.00%, (3-month LIBOR plus 7.00%), 8/1/23	911,125	878,780
		2,530,714
Road and Rail†
PODS, LLC, 2021 Term Loan B, 3/24/28(8)	100,000	99,638
Specialty Retail — 0.1%
Staples, Inc., 7 Year Term Loan, 5.21%, (3-month LIBOR plus 5.00%), 4/16/26	759,261	741,969
TOTAL BANK LOAN OBLIGATIONS (Cost $13,177,333)		13,288,785
COMMON STOCKS — 0.5%
Chemicals — 0.1%
Hexion Holdings Corp., Class B(4)	69,388	1,040,820
Energy Equipment and Services — 0.2%
FTS International, Inc., Class A(4)	47,104	1,165,353
Noble Corp.(4)	1,111	20,026
Noble Corp.(4)	53,536	964,986
Parker Drilling Co.(4)	10,567	69,742
Superior Energy Services(4)	25,016	725,464
		2,945,571
Metals and Mining†
Petra Diamonds Ltd. (Acquired 1/4/21, Cost $55,637)(4)(11)	2,704,982	54,445
Oil, Gas and Consumable Fuels — 0.2%
Bruin Blocker LLC (Acquired 7/23/18 - 4/11/19, Cost $1,417,498)(4)(11)	80,797	76,684
California Resources Corp.(4)	55,863	1,344,064
36

	Principal Amount/Shares	Value
Chaparral Energy, Inc.(4)	8,785	$68,084
Denbury, Inc.(4)	4,385	209,998
		1,698,830
TOTAL COMMON STOCKS (Cost $8,682,289)		5,739,666
CONVERTIBLE BONDS†
Banks†
Barclays Bank plc, 7.625%, 11/21/22	$215,000	236,020
Wireless Telecommunication Services†
Digicel Group Ltd., 7.00% PIK(1)(9)	97,379	71,544
TOTAL CONVERTIBLE BONDS (Cost $234,698)		307,564
WARRANTS†
Oil, Gas and Consumable Fuels†
Denbury, Inc.(4) (Cost $—)	5,645	118,545
ESCROW INTERESTS(10)†
Electric Utilities†
GenOn Energy(4)	$425,000	—
Oil, Gas and Consumable Fuels†
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp.(4)	450,000	4,950
Sanchez Energy Corp.(4)	3,515,000	21,969
Sanchez Energy Corp.(4)	1,700,000	10,625
		37,544
TOTAL ESCROW INTERESTS (Cost $4,517,482)		37,544
TEMPORARY CASH INVESTMENTS — 1.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $24,380,518)	24,380,518	24,380,518
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $1,202,957,661)		1,244,561,261
OTHER ASSETS AND LIABILITIES — 0.4%		4,523,091
TOTAL NET ASSETS — 100.0%		$1,249,084,352

37

NOTES TO SCHEDULE OF INVESTMENTS
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
PIK	-	Payment in Kind. Security may pay a cash rate and/or an in kind rate.
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $822,436,703, which represented 65.8% of total net assets. Of these securities, 0.7% of total net assets were deemed illiquid under policies approved by the Board of Trustees.
(2)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(3)Security is in default.
(4)Non-income producing.
(5)The security's rate was paid in cash at the last payment date.
(6)The security's rate was paid in kind or a combination of cash and in kind at the last payment date.
(7)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(8)The interest rate will be determined upon settlement of the bank loan obligation after period end.
(9)Perpetual maturity with no stated maturity date.
(10)Escrow interests represent beneficial interests in bankruptcy reorganizations or liquidation proceedings and may be subject to resale, redemption, or transferability restrictions. The amount and timing of future payments, if any, cannot be predicted with certainty.
(11)Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $131,129, which represented less than 0.05% of total net assets.

See Notes to Financial Statements.
38

Statement of Assets and Liabilities

MARCH 31, 2021
Assets
Investment securities, at value (cost of $1,202,957,661)	$1,244,561,261
Cash	354,268
Receivable for investments sold	2,503,542
Receivable for capital shares sold	19,110
Interest receivable	18,806,167
1,266,244,348

Liabilities
Payable for investments purchased	16,661,922
Payable for capital shares redeemed	381,136
Accrued management fees	116,938
17,159,996

Net Assets	$1,249,084,352

Net Assets Consist of:
Capital paid in	$1,231,868,531
Distributable earnings	17,215,821
$1,249,084,352

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$177,498,117	17,894,518	$9.92
G Class	$1,071,586,235	108,024,181	$9.92

See Notes to Financial Statements.
39

Statement of Operations

YEAR ENDED MARCH 31, 2021
Investment Income (Loss)
Income:
Interest	$56,695,288

Expenses:
Management fees	5,133,682
Trustees' fees and expenses	61,634
Other expenses	163
5,195,479
Fees waived - G Class	(4,137,098)
1,058,381

Net investment income (loss)	55,636,907

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(3,789,423)
Change in net unrealized appreciation (depreciation) on investments	144,733,734

Net realized and unrealized gain (loss)	140,944,311

Net Increase (Decrease) in Net Assets Resulting from Operations	$196,581,218

See Notes to Financial Statements.
40

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2021 AND MARCH 31, 2020
Increase (Decrease) in Net Assets	March 31, 2021	March 31, 2020
Operations
Net investment income (loss)	$55,636,907	$41,116,342
Net realized gain (loss)	(3,789,423)	(12,236,986)
Change in net unrealized appreciation (depreciation)	144,733,734	(78,841,755)
Net increase (decrease) in net assets resulting from operations	196,581,218	(49,962,399)

Distributions to Shareholders
From earnings:
Investor Class	(7,176,956)	(7,216,652)
G Class	(49,725,124)	(34,400,787)
Decrease in net assets from distributions	(56,902,080)	(41,617,439)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	575,208,032	(77,018,635)

Net increase (decrease) in net assets	714,887,170	(168,598,473)

Net Assets
Beginning of period	534,197,182	702,795,655
End of period	$1,249,084,352	$534,197,182

See Notes to Financial Statements.
41

Notes to Financial Statements

MARCH 31, 2021

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. NT High Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek current yield and capital growth. The fund offers the Investor Class and G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, bank loan obligations and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

42

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM has engaged Nomura Corporate Research and Asset Management Inc. (NCRAM) to serve as a subadvisor for the fund and to manage the fund’s assets. NCRAM is responsible for the day-to-day management of the fund, subject to the general supervision of the Board of Trustees and the investment advisor and in accordance with the investment objective, policies and restrictions of the fund. ACIM pays all costs associated with retaining NCRAM as the subadvisor of the fund. A subsidiary of NCRAM’s parent company indirectly owns a non-controlling equity interest in ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 62% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

43

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services, which may be provided indirectly through another American Century Investments mutual fund. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The annual management fee for each class is as follows:

Investor Class	G Class
0.775%	0.000%(1)
(1)Annual management fee before waiver was 0.525%.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended March 31, 2021 were $719,196,979 and $491,851,821, respectively.

On August 13, 2020, the fund received investment securities valued at $339,645,979 from a purchase in kind from other products managed by the fund's investment advisor. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2021		Year ended March 31, 2020
	Shares	Amount	Shares	Amount
Investor Class
Sold	5,095,386	$50,129,659	160,642	$1,527,819
Issued in reinvestment of distributions	763,329	7,176,956	758,569	7,216,652
Redeemed	(274,905)	(2,714,291)	(3,167,519)	(29,788,480)
	5,583,810	54,592,324	(2,248,308)	(21,044,009)
G Class
Sold	56,322,715	528,919,451	2,570,023	24,417,668
Issued in reinvestment of distributions	5,251,123	49,719,865	3,615,672	34,400,787
Redeemed	(6,128,639)	(58,023,608)	(12,076,037)	(114,793,081)
	55,445,199	520,615,708	(5,890,342)	(55,974,626)
Net increase (decrease)	61,029,009	$575,208,032	(8,138,650)	$(77,018,635)

44

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$1,175,305,933	—
Preferred Stocks	$941,650	24,441,056	—
Bank Loan Obligations	—	13,288,785	—
Common Stocks	3,884,422	1,855,244	—
Convertible Bonds	—	307,564	—
Warrants	118,545	—	—
Escrow Interests	—	37,544	—
Temporary Cash Investments	24,380,518	—	—
	$29,325,135	$1,215,236,126	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

The fund invests primarily in high-yield and lower-quality debt securities, which are subject to substantial risks including liquidity risk and credit risk.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. However, LIBOR is expected to be phased out and the transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

45

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$56,902,080	$41,617,439
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,204,498,713
Gross tax appreciation of investments	$62,525,714
Gross tax depreciation of investments	(22,463,166)
Net tax appreciation (depreciation) of investments	$40,062,548
Undistributed ordinary income	$2,948,728
Accumulated long-term capital losses	$(24,646,321)
Accumulated short-term capital losses	$(1,149,134)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2021, the fund had accumulated capital losses of $(25,795,455), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. As a result of a shift in ownership of the fund, the capital loss carryovers are limited to utilization of $5,737,574 annually. Any remaining accumulated gains after application of this limitation will be distributed to shareholders.
46

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$8.23	0.51	1.70	2.21	(0.52)	—	(0.52)	$9.92	27.44%	0.78%	0.78%	5.39%	5.39%	56%	$177,498
2020	$9.62	0.53	(1.39)	(0.86)	(0.53)	—	(0.53)	$8.23	(9.51)%	0.78%	0.81%	5.51%	5.48%	58%	$101,337
2019	$9.77	0.55	(0.15)	0.40	(0.55)	—	(0.55)	$9.62	4.21%	0.78%	0.86%	5.66%	5.58%	38%	$140,096
2018(3)	$10.00	0.43	(0.21)	0.22	(0.43)	(0.02)	(0.45)	$9.77	2.18%	0.81%(4)	0.85%(4)	5.04%(4)	5.00%(4)	64%	$142,308
G Class
2021	$8.23	0.58	1.71	2.29	(0.60)	—	(0.60)	$9.92	28.42%	0.00%(5)	0.53%	6.17%	5.64%	56%	$1,071,586
2020	$9.62	0.60	(1.38)	(0.78)	(0.61)	—	(0.61)	$8.23	(8.80)%	0.01%	0.56%	6.28%	5.73%	58%	$432,861
2019	$9.77	0.62	(0.15)	0.47	(0.62)	—	(0.62)	$9.62	5.02%	0.01%	0.61%	6.43%	5.83%	38%	$562,700
2018(3)	$10.00	0.50	(0.22)	0.28	(0.49)	(0.02)	(0.51)	$9.77	2.76%	0.12%(4)	0.61%(4)	5.73%(4)	5.24%(4)	64%	$670,244

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)May 19, 2017 (fund inception) through March 31, 2018.
(4)Annualized.
(5)Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of NT High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT High Income Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

49

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	CYS Investments, Inc. (2012-2017); Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	66	None
50

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	138	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

51

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

52

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

53

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.
54

Notes

55

Notes

56

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93335 2105

Annual Report

March 31, 2021

Prime Money Market Fund
Investor Class (BPRXX)
A Class (ACAXX)
C Class (ARCXX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Soared, Bonds Moderated Amid Growing Economic Optimism

March 31 marked the end of a remarkable 12-month period, as the COVID-19 pandemic wreaked havoc on global economies, governments and society. In response, states issued unprecedented lockdown orders. Unemployment surged, corporate earnings plunged and second-quarter-2020 gross domestic product sank a record 31.4% (annualized). This triggered soaring demand for safe-haven assets.

Swift and significant action from the Federal Reserve and the federal government helped reignite investor confidence and bolster the economic backdrop. Riskier assets quickly rebounded from their early 2020 lows. The economy expanded a record 33.4% in the third quarter and continued to grow amid the gradual lifting of lockdowns and the emergency approval of vaccines.

Late in the reporting period, improving vaccine distributions, additional federal coronavirus aid and ongoing reopenings bolstered the economic and earnings outlooks. This improving backdrop combined with massive monetary and fiscal support helped fuel a 12-month gain of 56% for the S&P 500 Index. These same economic dynamics lifted longer-term inflation expectations and U.S. Treasury yields, pressuring investment-grade bond returns. After rallying through most of 2020, the Bloomberg Barclays U.S. Aggregate Bond Index gained less than 1% for the 12-month period.

A Return to Normalcy in Sight

The return to pre-pandemic life appears to be on the horizon, thanks largely to expanding vaccine availability. In addition, medical professionals continue to improve treatment protocols for those afflicted with the virus. Until the U.S. is fully reopened, investors still may face the effects of regional virus-related restrictions, economic and political uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BPRXX	0.10%	0.89%	0.45%	11/17/93
A Class	ACAXX	0.05%	0.75%	0.38%	8/28/98
C Class	ARCXX	0.01%	0.50%	0.25%	5/7/02
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Total Annual Fund Operating Expenses
Investor Class	A Class	C Class
0.58%	0.83%	1.33%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.
3

Fund Characteristics

March 31, 2021
7-Day Current Yields	Investor Class	A Class	C Class
After waiver(1)	0.01%	0.01%	0.01%
Before waiver	-0.36%	-0.61%	-1.11%
7-Day Effective Yields	Investor Class	A Class	C Class
After waiver(1)	0.01%	0.01%	0.01%
(1) Yields would have been lower if a portion of the fees had not been waived.

Portfolio at a Glance
Weighted Average Maturity	50 days
Weighted Average Life	74 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	52%
31-90 days	25%
91-180 days	20%
More than 180 days	3%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
5

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period(1) 10/1/20 - 3/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,000.00	$1.10	0.22%
A Class	$1,000	$1,000.00	$1.15	0.23%
C Class	$1,000	$1,000.00	$1.15	0.23%
Hypothetical
Investor Class	$1,000	$1,023.84	$1.11	0.22%
A Class	$1,000	$1,023.79	$1.16	0.23%
C Class	$1,000	$1,023.79	$1.16	0.23%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

MARCH 31, 2021

	Principal Amount	Value
COMMERCIAL PAPER(1) — 51.1%
Alinghi Funding Co. LLC, 0.25%, 7/23/21 (LOC: UBS AG)(2)	$25,000,000	$24,980,382
Alinghi Funding Co. LLC, 0.22%, 8/12/21 (LOC: UBS AG)(2)	30,000,000	29,975,617
Alinghi Funding Co. LLC, 0.22%, 9/16/21 (LOC: UBS AG)(2)	12,500,000	12,487,167
ANZ New Zealand International Ltd., 0.16%, 7/1/21(2)	10,000,000	9,995,956
Banco Santander, 0.21%, 6/9/21(2)	10,000,000	9,995,975
Barclays Bank plc, 0.29%, 5/17/21(2)	35,000,000	34,987,031
Barclays Bank plc, 0.22%, 6/21/21(2)	3,500,000	3,498,268
BNP Paribas SA, 0.22%, 7/1/21	28,300,000	28,284,262
Canadian Imperial Bank of Commerce, VRN, 0.29%, (3-month LIBOR plus 0.11%), 6/15/21(2)	25,000,000	25,000,000
Canadian Imperial Bank of Commerce, VRN, 0.31%, (3-month LIBOR plus 0.12%), 6/18/21(2)	20,000,000	20,000,000
Chariot Funding LLC, 0.17%, 5/27/21 (LOC: JPMorgan Chase Bank N.A.)(2)	11,150,000	11,147,051
Chesham Finance Ltd. / Chesham Finance LLC, 0.10%, 4/1/21 (LOC: Societe Generale SA)	49,230,000	49,230,000
Chesham Finance Ltd. / Chesham Finance LLC, 0.10%, 4/1/21 (LOC: HSBC Bank plc)	35,000,000	35,000,000
Concord Minutemen Capital Co. LLC, 0.38%, 6/14/21 (LOC: Goldman Sachs International)(2)	25,000,000	24,980,986
Cooperatieve Centrale, VRN, 0.20%, (1-month LIBOR plus 0.09%), 8/4/21	25,000,000	25,000,000
Credit Agricole Corporate and Investment Bank, 0.05%, 4/1/21 (LOC: Credit Agricole SA)(2)	34,550,000	34,550,000
Crown Point Capital Co. LLC, 0.19%, 7/12/21 (LOC: Credit Suisse AG)(2)	10,750,000	10,750,000
Crown Point Capital Co. LLC, 0.20%, 8/17/21 (LOC: Credit Suisse AG)(2)	20,000,000	20,000,000
Crown Point Capital Co. LLC, VRN, 0.24%, (1-month LIBOR plus 0.12%), 5/28/21 (LOC: Credit Suisse AG)(2)	15,000,000	15,000,000
Fairway Finance Co. LLC, 0.24%, 6/9/21 (LOC: Bank of Montreal)(2)	21,850,000	21,839,949
Glencove Funding LLC, VRN, 0.13%, (1-week LIBOR plus 0.05%), 8/20/21 (LOC: JPMorgan Chase Bank N.A.)(2)	10,000,000	10,000,000
Goldman Sachs International, 0.25%, 6/21/21(2)	17,500,000	17,490,156
Goldman Sachs International, 0.30%, 9/10/21(2)	10,000,000	9,986,950
Goldman Sachs International, 0.31%, 10/12/21(2)	15,000,000	14,975,750
Kaiser Foundation Hospitals, 0.16%, 7/8/21	25,023,000	25,012,101
Lloyds Bank Corporate Markets plc, 0.15%, 5/17/21	12,875,000	12,872,532
LMA-Americas LLC, 0.26%, 5/20/21 (LOC: Credit Agricole Corporate and Investment Bank)(2)	12,000,000	11,995,753
LMA-Americas LLC, 0.15%, 6/4/21 (LOC: Credit Agricole Corporate and Investment Bank)(2)	3,000,000	2,999,200
Longship Funding LLC, 0.17%, 4/19/21 (LOC: Nordea Bank)(2)	15,000,000	14,998,725
National Australia Bank Ltd., 0.14%, 5/18/21(2)	17,500,000	17,496,801
National Bank of Canada, 0.22%, 7/6/21(2)	17,500,000	17,489,733
National Bank of Canada, 0.17%, 8/9/21(2)	15,250,000	15,240,638
Nordea Bank Abp, 0.19%, 7/13/21(2)	19,150,000	19,139,590
Old Line Funding LLC, VRN, 0.22%, (3-month LIBOR plus 0.03%), 5/28/21 (LOC: Royal Bank of Canada)(2)	15,000,000	15,000,000
7

	Principal Amount	Value
Ridgefield Funding Co. LLC, 0.26%, 5/14/21 (LOC: BNP Paribas)(2)	$15,000,000	$14,995,342
Ridgefield Funding Co. LLC, 0.18%, 8/5/21 (LOC: BNP Paribas)(2)	37,000,000	36,976,690
Royal Bank of Canada, VRN, 0.24%, (SOFR plus 0.23%), 11/30/21	17,500,000	17,500,000
Royal Bank of Canada, VRN, 0.24%, (SOFR plus 0.23%), 12/2/21	15,000,000	15,000,000
Royal Bank of Canada, VRN, 0.22%, (3-month LIBOR plus 0.01%), 1/27/22	17,455,000	17,455,000
Sheffield Receivables Co. LLC, 0.23%, 4/1/21 (LOC: Barclays Bank plc)(2)	10,000,000	10,000,000
Skandinaviska Enskilda Banken AB, 0.18%, 9/1/21(2)	12,750,000	12,740,517
Societe Generale SA, 0.28%, 5/4/21(2)	20,500,000	20,494,738
Societe Generale SA, 0.21%, 5/19/21(2)	15,000,000	14,995,900
Societe Generale SA, 0.22%, 7/20/21(2)	10,000,000	9,993,278
Svenska Handelsbanken AB, VRN, 0.25%, (3-month LIBOR plus 0.05%), 8/2/21(2)	20,000,000	20,000,049
Toronto-Dominion Bank (The), VRN, 0.40%, (3-month LIBOR plus 0.20%), 5/3/21(2)	10,000,000	10,000,000
Toronto-Dominion Bank (The), VRN, 0.19%, (Daily EFFR plus 0.12%), 5/13/21(2)	5,000,000	5,000,000
Total Capital Canada Ltd., 0.18%, 4/6/21(2)	20,000,000	19,999,500
TOTAL COMMERCIAL PAPER		876,551,587
MUNICIPAL SECURITIES — 20.9%
Alameda Public Financing Authority Rev., (Alameda Point Improvement Project), VRDN, 0.15%, 4/2/21 (LOC: MUFG Union Bank N.A.)	2,750,000	2,750,000
Alaska Housing Finance Corp. Rev., VRDN, 0.10%, 4/2/21	15,750,000	15,750,000
Alaska Housing Finance Corp. Rev., VRDN, 0.13%, 4/2/21	19,200,000	19,200,000
California School Finance Authority Rev., 0.20%, 8/30/21	15,570,000	15,570,000
California School Finance Authority Rev., 0.22%, 12/30/21	11,000,000	11,000,000
California School Finance Authority Rev., 0.26%, 12/30/21 (LOC: Royal Bank of Canada)	6,530,000	6,530,000
California School Finance Authority Rev., 0.26%, 12/30/21 (LOC: Royal Bank of Canada)	10,500,000	10,500,000
California Statewide Communities Development Authority Rev., Series 2001 S, (Birchcrest Apartments), VRDN, 0.09%, 4/1/21 (LOC: U.S. Bank N.A.)	2,000,000	2,000,000
City of Philadelphia, PA, 0.15%, 8/1/23 (LOC: Citibank N.A.)	4,692,000	4,692,000
Colorado Educational & Cultural Facilities Authority Rev., (Michael Ann Russell Jewish Community Center, Inc.), VRDN, 0.06%, 4/1/21 (LOC: TD Bank N.A.)	5,195,000	5,195,000
Colorado Housing and Finance Authority Rev., VRDN, 0.11%, 4/2/21 (SBBPA: Barclays Bank plc)	3,700,000	3,700,000
Colorado Housing and Finance Authority Rev., VRDN, 0.11%, 4/2/21 (SBBPA: Barclays Bank plc)	800,000	800,000
Colorado Housing and Finance Authority Rev., VRDN, 0.11%, 4/2/21 (SBBPA: FHLB)	2,225,000	2,225,000
Colorado Housing and Finance Authority Rev., VRDN, 0.11%, 4/2/21 (SBBPA: FHLB)	1,915,000	1,915,000
Connecticut State Health & Educational Facilities Authority Rev., (Yale University), VRN, 2.00%, 7/1/33	3,090,000	3,138,416
Connecticut State Health & Educational Facilities Authority Rev., (Yale University), VRN, 2.05%, 7/1/35	24,200,000	24,490,026
Illinois Housing Development Authority Rev., VRDN, 0.11%, 4/2/21 (LOC: FHLB)(LIQ FAC: FHLB)	6,545,000	6,545,000
Illinois Housing Development Authority Rev., VRDN, 0.09%, 4/2/21 (SBBPA: FHLB)	5,000,000	5,000,000
Illinois Housing Development Authority Rev., VRDN, 0.13%, 4/2/21 (SBBPA: FHLB)	12,700,000	12,700,000
8

	Principal Amount	Value
Kansas City Rev., VRDN, 0.10%, 4/2/21 (LOC: JPMorgan Chase Bank N.A.)	$2,155,000	$2,155,000
Macon-Bibb County Industrial Authority Rev., (Bass Pro Outdoor World LLC), VRDN, 0.10%, 4/2/21 (LOC: Bank of America N.A.)(2)	8,550,000	8,550,000
Massachusetts GO, 0.25%, 6/17/21	6,000,000	6,000,000
Massachusetts Educational Financing Authority, 0.18%, 5/15/43 (LOC: Royal Bank of Canada)	3,000,000	3,000,000
Memphis Health Educational & Housing Facility Board Rev., (Pedcor Investments 2007-CIII LP), VRDN, 0.12%, 4/2/21 (LOC: U.S. Bank N.A.)	1,220,000	1,220,000
Michigan Finance Authority Rev., (School Loan Revolving Fund), VRDN, 0.08%, 4/2/21 (LOC: Bank of America N.A.)	10,000,000	10,000,000
Michigan Finance Authority Rev., (School Loan Revolving Fund), VRDN, 0.09%, 4/2/21 (LOC: PNC Bank N.A.)	8,000,000	8,000,000
Mizuho Floater/Residual Trust Rev., VRDN, 0.16%, 4/2/21 (LOC: FHLMC) (LIQ FAC: Mizuho Capital Markets LLC)(2)	32,500,000	32,500,000
Mizuho Floater/Residual Trust Rev., VRDN, 0.49%, 4/30/21 (LOC: Mizuho Bank Ltd.)(2)	2,340,000	2,340,000
Mizuho Floater/Residual Trust Rev., VRDN, 0.49%, 4/30/21 (LOC: Mizuho Bank Ltd.) (LIQ FAC: Mizuho Capital Markets LLC)(2)	2,750,000	2,750,000
Nebraska Investment Finance Authority Rev., (Pedcor Investments-2006-XCVII LP), VRDN, 0.10%, 4/2/21 (LOC: Citibank N.A.)	3,500,000	3,500,000
New York City GO, VRDN, 0.07%, 4/1/21 (LOC: Mizuho Bank Ltd.)	8,335,000	8,335,000
New York State Housing Finance Agency Rev., VRDN, 0.09%, 4/2/21 (SBBPA: TD Bank N.A.)	19,915,000	19,915,000
Pasadena Public Financing Authority Rev., VRDN, 0.21%, 4/2/21 (SBBPA: Bank of the West)	11,860,000	11,860,000
Port Freeport TX Rev., VRDN, 0.12%, 4/1/21 (LOC: Bank of Nova Scotia)	12,500,000	12,500,000
Port Freeport TX Rev., VRDN, 0.12%, 4/1/21 (LOC: Bank of Nova Scotia)	12,500,000	12,500,000
South Dakota Housing Development Authority Rev., VRDN, 0.12%, 4/2/21 (SBBPA: South Dakota Housing Development Authority)	25,000,000	25,000,000
Taxable Municipal Funding Trust VRDN, 0.36%, 4/30/21 (LOC: Barclays Bank plc)(2)	17,650,000	17,650,000
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 0.25%, 4/2/21 (LOC: Mizuho Capital Markets LLC) (LIQ FAC: Mizuho Capital Markets LLC)(2)	2,230,000	2,230,000
Yale University, 0.16%, 4/7/21	14,990,000	14,989,600
TOTAL MUNICIPAL SECURITIES		358,695,042
CORPORATE BONDS — 14.4%
500 Columbia Place LLC, VRDN, 0.15%, 4/2/21 (LOC: FHLB)	7,000,000	7,000,000
Allen C Stonecipher Life Insurance Trust, VRDN, 0.14%, 4/2/21 (LOC: Texas Capital Bank and FHLB)	17,730,000	17,730,000
Anton Santa Cruz LLC, VRDN, 0.15%, 4/2/21 (LOC: FHLB)	4,900,000	4,900,000
CHS Properties, Inc., VRDN, 0.17%, 4/2/21 (LOC: Wells Fargo Bank N.A.)	11,000	11,000
Cypress Bend Real Estate Development Co. LLC, VRDN, 0.15%, 4/2/21 (LOC: FHLB)	17,590,000	17,590,000
Fiore Capital LLC, VRDN, 0.18%, 4/2/21 (LOC: Wells Fargo Bank N.A.)	13,525,000	13,525,000
General Secretariat of the Organization of American States, VRDN, 0.10%, 5/10/21 (LOC: Bank of America N.A.)	14,090,000	14,090,000
Labcon North America, VRDN, 0.20%, 4/2/21 (LOC: Bank of the West)	2,070,000	2,070,000
Ness Family Partners LP, VRDN, 0.20%, 4/2/21 (LOC: Bank of the West)	5,545,000	5,545,000
New Village Green LLC, VRDN, 0.15%, 4/2/21 (LOC: FHLB)	6,410,000	6,410,000
9

	Principal Amount	Value
Nicholas David Nurse 2020 Irrevocable Trust (The), VRDN, 0.14%, 4/2/21 (LOC: FHLB)	$8,175,000	$8,175,000
Partisan Property, Inc., VRDN, 0.11%, 4/2/21 (LOC: Wells Fargo Bank N.A.)	150	150
Providence Health & Services Obligated Group, VRDN, 0.12%, 4/2/21 (LOC: U.S. Bank N.A.)	39,115,000	39,115,000
Relay Relay LLC, VRDN, 0.15%, 4/2/21 (LOC: FHLB)	5,745,000	5,745,000
Sendero LLC, VRDN, 0.15%, 4/2/21 (LOC: FHLB)	23,300,000	23,300,000
Shil Park Irrevocable Life Insurance Trust (The), VRDN, 0.14%, 4/2/21 (LOC: FHLB)	6,000,000	6,000,000
Societe Generale SA, 5.20%, 4/15/21(2)	5,500,000	5,510,963
Tallahassee Orthopedic Center LC, VRDN, 0.40%, 4/2/21 (LOC: Wells Fargo Bank N.A.)	1,530,000	1,530,000
Toyota Motor Credit Corp., MTN, VRN, 0.24%, (SOFR plus 0.23%), 12/13/21	25,000,000	25,000,000
World Wildlife Fund, Inc., VRDN, 0.12%, 4/7/21 (LOC: JPMorgan Chase Bank N.A.)	43,425,000	43,425,000
TOTAL CORPORATE BONDS		246,672,113
CERTIFICATES OF DEPOSIT — 8.8%
Bank of Montreal, VRN, 0.21%, (1-month LIBOR plus 0.11%), 9/9/21	11,500,000	11,500,000
Bank of Montreal, VRN, 0.21%, (SOFR plus 0.20%), 9/29/21	7,500,000	7,500,000
Bank of Montreal, VRN, 0.22%, (SOFR plus 0.21%), 12/13/21	10,000,000	10,000,000
Bank of Nova Scotia (The), VRN, 0.23%, (SOFR plus 0.22%), 12/23/21	20,000,000	20,000,000
Canadian Imperial Bank of Commerce, 0.26%, 7/17/23	10,000,000	10,000,000
Cooperatieve Centrale, VRN, 0.18%, (1-month LIBOR plus 0.07%), 5/24/21	17,500,000	17,500,000
Nordea Bank Abp, VRN, 0.28%, (3-month LIBOR plus 0.10%), 5/21/21	25,000,000	25,000,171
Royal Bank of Canada, VRN, 0.30%, (3-month LIBOR plus 0.11%), 12/16/21	10,000,000	10,000,000
Skandinaviska Enskilda Banken AB, 0.14%, 5/28/21	10,000,000	10,000,000
Svenska Handelsbanken AB, 0.19%, 4/1/21	10,000,000	10,000,000
Toronto-Dominion Bank (The), VRN, 0.42%, (Daily EFFR plus 0.35%), 6/4/21	20,000,000	20,000,000
TOTAL CERTIFICATES OF DEPOSIT		151,500,171
U.S. TREASURY SECURITIES(1) — 4.7%
U.S. Treasury Bills, 0.09%, 4/15/21	20,500,000	20,499,283
U.S. Treasury Bills, 0.04%, 5/4/21	10,000,000	9,999,679
U.S. Treasury Bills, 0.06%, 5/27/21	2,000,000	1,999,831
U.S. Treasury Bills, 0.09%, 6/24/21	16,900,000	16,896,601
U.S. Treasury Bills, 0.06%, 9/2/21	10,000,000	9,997,433
U.S. Treasury Bills, 0.06%, 9/9/21	15,000,000	14,995,975
U.S. Treasury Cash Management Bills, 0.10%, 6/1/21	2,700,000	2,699,567
U.S. Treasury Notes, VRN, 0.13%, (3-month USBMMY plus 0.11%), 4/30/22	2,500,000	2,500,437
TOTAL U.S. TREASURY SECURITIES		79,588,806
TOTAL INVESTMENT SECURITIES — 99.9%		1,713,007,719
OTHER ASSETS AND LIABILITIES — 0.1%		1,877,209
TOTAL NET ASSETS — 100.0%		$1,714,884,928

10

NOTES TO SCHEDULE OF INVESTMENTS
EFFR	-	Effective Federal Funds Rate
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
GO	-	General Obligation
LIBOR	-	London Interbank Offered Rate
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
MTN	-	Medium Term Note
SBBPA	-	Standby Bond Purchase Agreement
SOFR	-	Secured Overnight Financing Rate
USBMMY	-	U.S. Treasury Bill Money Market Yield
VRDN	-	Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $722,728,655, which represented 42.1% of total net assets.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

MARCH 31, 2021
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$1,713,007,719
Cash	60,294
Receivable for investments sold	670,000
Receivable for capital shares sold	3,211,969
Interest receivable	494,065
1,717,444,047

Liabilities
Payable for capital shares redeemed	2,260,468
Accrued management fees	298,572
Dividends payable	79
2,559,119

Net Assets	$1,714,884,928

Net Assets Consist of:
Capital paid in	$1,714,890,437
Distributable earnings	(5,509)
$1,714,884,928

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,692,241,702	1,692,395,504	$1.00
A Class	$20,021,691	20,010,259	$1.00
C Class	$2,621,535	2,619,818	$1.00

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED MARCH 31, 2021
Investment Income (Loss)
Income:
Interest	$7,528,332

Expenses:
Management fees	9,678,639
Distribution and service fees:
A Class	51,999
C Class	96,845
Trustees' fees and expenses	122,543
Other expenses	1,704
9,951,730
Fees waived	(3,990,612)
5,961,118

Net investment income (loss)	1,567,214

Net realized gain (loss) on investment transactions	29,363

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,596,577

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2021 AND MARCH 31, 2020
Increase (Decrease) in Net Assets	March 31, 2021	March 31, 2020
Operations
Net investment income (loss)	$1,567,214	$22,496,622
Net realized gain (loss)	29,363	(34,851)
Net increase (decrease) in net assets resulting from operations	1,596,577	22,461,771

Distributions to Shareholders
From earnings:
Investor Class	(1,554,764)	(22,095,996)
A Class	(10,240)	(273,245)
C Class	(2,210)	(134,526)
Decrease in net assets from distributions	(1,567,214)	(22,503,767)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 4)	75,663,091	269,759,376

Net increase (decrease) in net assets	75,692,454	269,717,380

Net Assets
Beginning of period	1,639,192,474	1,369,475,094
End of period	$1,714,884,928	$1,639,192,474

See Notes to Financial Statements.
14

Notes to Financial Statements

MARCH 31, 2021

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Prime Money Market Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to earn the highest level of current income while preserving the value of your investment.

The fund offers the Investor Class, A Class and C Class. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. If the fund determines that the amortized cost does not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Treasury Roll Transactions — The fund purchases a security and at the same time makes a commitment to sell the same security at a future settlement date at a specified price. These types of transactions are known as treasury roll transactions. The difference between the purchase price and the sale price represents interest income reflective of an agreed upon rate between the fund and the counterparty.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

15

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2370% to 0.3500% and the rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of the management fee on a daily basis. The fee waiver may be revised or terminated at any time by the investment advisor without notice. The total amount of the waiver for each class for the year ended March 31, 2021 was $3,808,656, $46,377, and $15,825 for Investor Class, A Class, and C Class, respectively. The effective annual management fee before waiver for each class for the year ended March 31, 2021 was 0.57%. The effective annual management fee after waiver for each class for the year ended March 31, 2021 was 0.34% for Investor Class, 0.34% for A Class, and 0.44% for C Class.
Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 0.75%, of which 0.25% is paid for individual shareholder services and 0.50% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2021 are detailed in the Statement of Operations.

In order to maintain a positive yield, all or a portion of the distribution and/or service fee may voluntarily be waived on a daily basis. The fee waiver may be revised or terminated at any time without notice. The total amount of the waiver for the period ended March 31, 2021 was $42,131 and $77,623 for the A Class and C Class, respectively. The effective annual distribution and service fee after waiver was 0.05% for the A Class and 0.15% for C Class.
Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

16

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $5,445,000 and $680,000, respectively. The interfund transactions had no effect on the Statement of Operations in net realized gain (loss) on investment transactions.
4. Capital Share Transactions
Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2021		Year ended March 31, 2020
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,044,416,349	$1,044,416,349	964,711,949	$964,711,949
Issued in reinvestment of distributions	1,522,563	1,522,563	21,831,093	21,831,093
Redeemed	(948,217,514)	(948,217,514)	(728,795,941)	(728,795,941)
	97,721,398	97,721,398	257,747,101	257,747,101
A Class
Sold	8,906,033	8,906,033	13,145,308	13,145,308
Issued in reinvestment of distributions	10,120	10,120	271,097	271,097
Redeemed	(10,343,016)	(10,343,016)	(11,814,901)	(11,814,901)
	(1,426,863)	(1,426,863)	1,601,504	1,601,504
C Class
Sold	8,596,005	8,596,005	14,897,813	14,897,813
Issued in reinvestment of distributions	2,178	2,178	134,407	134,407
Redeemed	(29,229,627)	(29,229,627)	(4,621,449)	(4,621,449)
	(20,631,444)	(20,631,444)	10,410,771	10,410,771
Net increase (decrease)	75,663,091	$75,663,091	269,759,376	$269,759,376

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

17

6. Risk Factors

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. However, LIBOR is expected to be phased out and the transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

7. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$1,567,214	$22,503,767
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2021, the fund had accumulated short-term capital losses of $(5,509), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes.
The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
18

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2021	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.10%	0.35%	0.58%	0.09%	(0.14)%	$1,692,242
2020	$1.00	0.02	—(2)	0.02	(0.02)	—(2)	(0.02)	$1.00	1.61%	0.58%	0.58%	1.58%	1.58%	$1,594,491
2019	$1.00	0.02	—(2)	0.02	(0.02)	—	(0.02)	$1.00	1.79%	0.58%	0.58%	1.78%	1.78%	$1,336,785
2018	$1.00	0.01	—(2)	0.01	(0.01)	—	(0.01)	$1.00	0.78%	0.58%	0.58%	0.77%	0.77%	$1,237,530
2017	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.19%	0.58%	0.58%	0.17%	0.17%	$1,268,148
A Class
2021	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.05%	0.40%	0.83%	0.04%	(0.39)%	$20,022
2020	$1.00	0.01	—(2)	0.01	(0.01)	—(2)	(0.01)	$1.00	1.36%	0.83%	0.83%	1.33%	1.33%	$21,448
2019	$1.00	0.02	—(2)	0.02	(0.02)	—	(0.02)	$1.00	1.54%	0.83%	0.83%	1.53%	1.53%	$19,847
2018	$1.00	0.01	—(2)	0.01	(0.01)	—	(0.01)	$1.00	0.65%	0.70%	0.83%	0.65%	0.52%	$24,012
2017	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.19%	0.58%	0.83%	0.17%	(0.08)%	$25,649
C Class
2021	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.60%	1.33%	(0.16)%	(0.89)%	$2,622
2020	$1.00	0.01	—(2)	0.01	(0.01)	—(2)	(0.01)	$1.00	0.85%	1.33%	1.33%	0.83%	0.83%	$23,253
2019	$1.00	0.01	—(2)	0.01	(0.01)	—	(0.01)	$1.00	1.03%	1.33%	1.33%	1.03%	1.03%	$12,843
2018	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.40%	0.96%	1.33%	0.39%	0.02%	$12,067
2017	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.19%	0.58%	1.33%	0.17%	(0.58)%	$9,958

Notes to Financial Highlights
(1)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(2)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Prime Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Prime Money Market Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the five years in the period ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.
21

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	CYS Investments, Inc. (2012-2017); Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	66	None
22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	138	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

24

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

25

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Portfolio Holdings Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) each month on Form N-MFP. The fund’s Form N-MFP reports are available on its website at americancentury.com and on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

26

Notes
27

Notes
28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92284 2105

Annual Report

March 31, 2021

Short Duration Fund
Investor Class (ACSNX)
I Class (ASHHX)
A Class (ACSQX)
C Class (ACSKX)
R Class (ACSPX)
R5 Class (ACSUX)
R6 Class (ASDDX)
G Class (ASDOX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Soared, Bonds Moderated Amid Growing Economic Optimism

March 31 marked the end of a remarkable 12-month period, as the COVID-19 pandemic wreaked havoc on global economies, governments and society. In response, states issued unprecedented lockdown orders. Unemployment surged, corporate earnings plunged and second-quarter-2020 gross domestic product sank a record 31.4% (annualized). This triggered soaring demand for safe-haven assets.

Swift and significant action from the Federal Reserve and the federal government helped reignite investor confidence and bolster the economic backdrop. Riskier assets quickly rebounded from their early 2020 lows. The economy expanded a record 33.4% in the third quarter and continued to grow amid the gradual lifting of lockdowns and the emergency approval of vaccines.

Late in the reporting period, improving vaccine distributions, additional federal coronavirus aid and ongoing reopenings bolstered the economic and earnings outlooks. This improving backdrop combined with massive monetary and fiscal support helped fuel a 12-month gain of 56% for the S&P 500 Index. These same economic dynamics lifted longer-term inflation expectations and U.S. Treasury yields, pressuring investment-grade bond returns. After rallying through most of 2020, the Bloomberg Barclays U.S. Aggregate Bond Index gained less than 1% for the 12-month period.

A Return to Normalcy in Sight

The return to pre-pandemic life appears to be on the horizon, thanks largely to expanding vaccine availability. In addition, medical professionals continue to improve treatment protocols for those afflicted with the virus. Until the U.S. is fully reopened, investors still may face the effects of regional virus-related restrictions, economic and political uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACSNX	5.62%	2.45%	1.85%	—	11/30/06
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	—	1.57%	2.00%	1.57%	—	—
I Class	ASHHX	5.73%	—	—	2.76%	4/10/17
A Class	ACSQX					11/30/06
No sales charge		5.26%	2.18%	1.59%	—
With sales charge		2.90%	1.70%	1.36%	—
C Class	ACSKX	4.57%	1.41%	0.84%	—	11/30/06
R Class	ACSPX	4.99%	1.92%	1.33%	—	11/30/06
R5 Class	ACSUX	5.83%	2.65%	2.05%	—	11/30/06
R6 Class	ASDDX	5.89%	—	—	2.89%	7/28/17
G Class	ASDOX	—	—	—	1.57%	11/4/20
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2021
Investor Class — $12,014

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index — $11,689

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.59%	0.49%	0.84%	1.59%	1.09%	0.39%	0.34%	0.34%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, James Platz and Charles Tan

Performance Summary

Short Duration returned 5.62%* for the 12 months ended March 31, 2021. By comparison, the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index gained 1.57%. Fund returns reflect operating expenses, while index returns do not.

The reporting period began with the world scrambling to assess the impact of COVID-19. For bond investors, low rates and aggressive monetary actions by the Federal Reserve (Fed) translated into solid gains, most notably in credit-sensitive securities. A record 31.4% decline (annualized) in the U.S. second-quarter gross domestic product reflected the scope of the shutdowns and stay-at-home orders. But consumer confidence, consumer spending and manufacturing started rebounding shortly thereafter, thanks to aggressive responses from the Fed and the federal government.

Already committed to holding its key rate near 0% and purchasing $120 billion worth of U.S. Treasury bonds and mortgage-backed securities per month, the Fed unveiled its new inflation strategy in the third quarter of 2020. After years of targeting a 2.0% inflation rate, the Fed shifted to an average 2.0% goal. This paved the way for higher inflation as policymakers recommitted to keeping short-term rates steady through at least 2023. The U.S. economy roared back in the third quarter with a record 33.4% expansion (annualized), and growth continued at a robust clip through the balance of the period. As bond investors’ risk appetites subsequently increased, they generally bid high-yield and investment-grade corporate bonds higher, as well as securitized assets. Bolstered by $2.8 trillion in fiscal relief funds approved between late December and mid-March, economic outlooks further brightened. Bond yields surged through the final months of the period, resulting in weak 12-month returns for the broad U.S. investment-grade bond market. After starting the reporting period at 0.68%, the 10-year Treasury yield closed March 2021 at 1.75%, including an 83-basis-point jump in the first quarter of 2021. More closely tied to the Fed’s key rate, the two-year Treasury yield dropped six basis points to 0.16% during the 12-month period.

The swift and substantial rise in longer-maturity rates in the first quarter of 2021 contributed to the worst quarterly return for U.S. Treasuries since 1980. As the yield curve steepened, bond losses were most acute at the long end. Growing inflation expectations boosted inflation-linked bonds, while spread (non-Treasury) sectors generally outperformed Treasuries. Against this backdrop, exposure to securitized debt, corporate bonds and inflation-linked securities accounted for much of Short Duration’s outperformance.

Securitized Exposure Benefited from Strong Housing Activity

Among our investments in out-of-index securitized bonds, non-agency collateralized mortgage obligations, non-agency commercial mortgage-backed securities and asset-backed securities bolstered relative returns. In addition to the broad credit market’s rebound in mid-2020 amid the Fed’s relief measures, a robust housing market, driven by dwindling supply, soaring demand and historically low mortgage rates, aided mortgage-related assets.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Corporate Bond Investments Aided Performance

Fed support, economic optimism and improving corporate earnings throughout the period led to gains in our investment-grade corporate bond exposure. Favorable supply/demand factors further supported the asset class, and portfolio performance benefited from effective security selection. Similarly, our out-of-index exposure in high-yield corporate bonds, which we expanded during the period, enhanced the portfolio’s outperformance. By period-end, as valuations neared our price targets on select holdings, we reduced our investment-grade exposure.

Inflation Exposure Added Value
With longer-maturity Treasury yields rising sharply late in the period, our underweight stake relative to the index in Treasuries enhanced returns. In addition, an out-of-index allocation to Treasury inflation-protected securities lifted relative performance. Inflation expectations rose steadily due primarily to the Fed’s accommodative policy, soaring federal spending and improving economic growth.

Portfolio Positioning

Amid expanding COVID-19 vaccine availability and declining infection rates, we believe industry reopenings and the ongoing recovery, coupled with record fiscal spending, should promote a strong fundamental backdrop for the U.S. economy going forward. We expect the Fed to remain accommodative, keeping interest rates ultralow in pursuit of labor market gains—even if those gains come at the expense of higher inflation. We also see no immediate changes to the Fed’s quantitative easing program.

Improving economic growth and mounting inflationary pressures should continue to push longer-maturity Treasury yields modestly higher. Shorter-maturity yields remain fairly anchored, given the Fed’s interest rate policy. Accordingly, we expect yield curve steepening to continue.

We expect the annual inflation rate to spike in the near term, due to base effects. Longer term, we believe the Fed’s average inflation targeting, record federal spending and deficits, a weaker U.S. dollar, supply chain constraints and onshoring trends among U.S. businesses are key inflation drivers. In our view, this backdrop highlights continued value in inflation-linked securities.

Conversely, we have increased our selectivity in investment-grade corporates, preferring to participate in the robust new-issues market and favoring companies benefiting from reopening trends and those with stable cash flows. We also anticipate continuing to find opportunities in the securitized sector, particularly securities tied to the strong U.S. home-buying and single-family rental markets.

As always, we favor a bottom-up approach to portfolio management, emphasizing careful security selection.

6

Fund Characteristics

MARCH 31, 2021
Portfolio at a Glance
Average Duration (effective)	1.6 years
Weighted Average Life to Maturity	3.4 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	32.9%
U.S. Treasury Securities	31.1%
Collateralized Mortgage Obligations	19.1%
Asset-Backed Securities	5.2%
Exchange-Traded Funds	4.9%
Collateralized Loan Obligations	3.7%
Bank Loan Obligations	1.4%
Commercial Mortgage-Backed Securities	0.6%
Preferred Stocks	0.1%
U.S. Government Agency Mortgage-Backed Securities	0.1%
Temporary Cash Investments	3.1%
Other Assets and Liabilities	(2.2)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period(1) 10/1/20 - 3/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,015.90	$2.92	0.58%
I Class	$1,000	$1,016.40	$2.41	0.48%
A Class	$1,000	$1,013.70	$4.17	0.83%
C Class	$1,000	$1,010.90	$7.92	1.58%
R Class	$1,000	$1,012.40	$5.42	1.08%
R5 Class	$1,000	$1,016.90	$1.91	0.38%
R6 Class	$1,000	$1,017.20	$1.66	0.33%
G Class	$1,000	$1,015.70	$0.04(2)	0.01%
Hypothetical
Investor Class	$1,000	$1,022.04	$2.92	0.58%
I Class	$1,000	$1,022.54	$2.42	0.48%
A Class	$1,000	$1,020.79	$4.18	0.83%
C Class	$1,000	$1,017.05	$7.95	1.58%
R Class	$1,000	$1,019.55	$5.44	1.08%
R5 Class	$1,000	$1,023.04	$1.92	0.38%
R6 Class	$1,000	$1,023.29	$1.66	0.33%
G Class	$1,000	$1,024.88	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 148, the number of days in the period from November 4, 2020 (commencement of sale) through March 31, 2021, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

9

Schedule of Investments

MARCH 31, 2021

	Principal Amount/Shares	Value
CORPORATE BONDS — 32.9%
Aerospace and Defense — 0.9%
Boeing Co. (The), 4.51%, 5/1/23	$2,250,000	$2,409,057
Boeing Co. (The), 1.43%, 2/4/24	6,740,000	6,826,140
Teledyne Technologies, Inc., 0.95%, 4/1/24	5,250,000	5,231,653
		14,466,850
Air Freight and Logistics — 0.3%
XPO Logistics, Inc., 6.25%, 5/1/25(1)	5,000,000	5,386,700
Automobiles — 1.8%
American Honda Finance Corp., MTN, 0.55%, 7/12/24	6,000,000	5,959,523
Daimler Finance North America LLC, 3.40%, 2/22/22(1)	1,000,000	1,026,332
Daimler Finance North America LLC, 0.75%, 3/1/24(1)	5,500,000	5,475,980
Ford Motor Credit Co. LLC, 3.35%, 11/1/22	6,520,000	6,660,571
Ford Motor Credit Co. LLC, 3.375%, 11/13/25	1,000,000	1,018,250
General Motors Financial Co., Inc., 3.70%, 5/9/23	5,000,000	5,269,226
Volkswagen Group of America Finance LLC, 0.75%, 11/23/22(1)	4,000,000	4,012,383
		29,422,265
Banks — 4.8%
Banco Santander SA, 1.85%, 3/25/26	2,600,000	2,596,246
Bank of America Corp., MTN, VRN, 1.32%, 6/19/26	6,000,000	5,985,357
Bank of Montreal, MTN, VRN, 0.95%, 1/22/27	4,140,000	4,034,889
Barclays plc, 5.20%, 5/12/26	2,890,000	3,274,197
Barclays plc, VRN, 3.93%, 5/7/25	5,318,000	5,742,568
BBVA Bancomer SA, 6.75%, 9/30/22	3,600,000	3,883,824
BBVA Bancomer SA, 1.875%, 9/18/25(1)	1,000,000	1,003,125
BNP Paribas SA, 4.375%, 9/28/25(1)	3,820,000	4,233,182
BPCE SA, 5.15%, 7/21/24(1)	1,600,000	1,792,240
BPCE SA, 1.00%, 1/20/26(1)	4,140,000	4,042,643
Citigroup, Inc., VRN, 3.11%, 4/8/26	4,520,000	4,828,584
Cooperatieve Rabobank UA, VRN, 1.11%, 2/24/27(1)	4,300,000	4,203,988
Credit Agricole SA, VRN, 1.25%, 1/26/27(1)	2,065,000	2,021,077
FNB Corp., 2.20%, 2/24/23	530,000	540,820
JPMorgan Chase & Co., VRN, 2.08%, 4/22/26	1,935,000	1,988,526
Lloyds Banking Group plc, 3.90%, 3/12/24	5,290,000	5,747,866
Societe Generale SA, VRN, 1.49%, 12/14/26(1)	8,110,000	7,974,827
Truist Bank, VRN, 2.64%, 9/17/29	4,050,000	4,247,559
Truist Financial Corp., MTN, VRN, 1.27%, 3/2/27	4,190,000	4,142,019
UniCredit SpA, 3.75%, 4/12/22(1)	3,770,000	3,881,671
UniCredit SpA, VRN, 2.57%, 9/22/26(1)	5,010,000	5,034,241
		81,199,449
Beverages — 0.4%
Keurig Dr Pepper, Inc., 0.75%, 3/15/24	6,290,000	6,293,195
Biotechnology — 0.7%
AbbVie, Inc., 2.30%, 11/21/22	4,670,000	4,806,569
AbbVie, Inc., 2.60%, 11/21/24	5,000,000	5,281,682
Gilead Sciences, Inc., 0.75%, 9/29/23	2,110,000	2,112,655
		12,200,906
10

	Principal Amount/Shares	Value
Building Products — 0.3%
Builders FirstSource, Inc., 6.75%, 6/1/27(1)	$5,363,000	$5,778,633
Capital Markets — 2.8%
Ares Capital Corp., 2.15%, 7/15/26	4,731,000	4,610,581
Bain Capital Specialty Finance, Inc., 2.95%, 3/10/26	2,430,000	2,410,661
Blackstone Secured Lending Fund, 2.75%, 9/16/26(1)	2,970,000	2,954,583
Citadel Finance LLC, 3.375%, 3/9/26(1)	2,800,000	2,773,153
FS KKR Capital Corp., 3.40%, 1/15/26	6,930,000	6,878,177
Goldman Sachs Group, Inc. (The), VRN, 0.67%, 3/8/24	4,352,000	4,350,245
Goldman Sachs Group, Inc. (The), VRN, 1.09%, 12/9/26	5,905,000	5,788,887
Golub Capital BDC, Inc., 2.50%, 8/24/26	3,360,000	3,290,375
Owl Rock Capital Corp., 3.40%, 7/15/26	4,035,000	4,090,840
Owl Rock Technology Finance Corp., 4.75%, 12/15/25(1)	3,845,000	4,120,803
Owl Rock Technology Finance Corp., 3.75%, 6/17/26(1)	1,925,000	1,969,976
Prospect Capital Corp., 3.71%, 1/22/26	3,900,000	3,854,921
		47,093,202
Communications Equipment — 0.2%
CommScope, Inc., 8.25%, 3/1/27(1)	3,750,000	4,017,206
Consumer Finance — 1.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.30%, 1/23/23	470,000	487,433
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.875%, 1/16/24	1,525,000	1,660,268
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.45%, 4/3/26	3,755,000	4,067,144
Ally Financial, Inc., 5.75%, 11/20/25	2,395,000	2,722,558
Avolon Holdings Funding Ltd., 2.125%, 2/21/26(1)	4,160,000	3,980,917
Capital One Bank USA N.A., 3.375%, 2/15/23	1,400,000	1,471,214
Navient Corp., 6.625%, 7/26/21	3,760,000	3,832,380
Synchrony Financial, 4.25%, 8/15/24	3,630,000	3,951,059
		22,172,973
Containers and Packaging — 0.8%
Berry Global, Inc., 0.95%, 2/15/24(1)	5,200,000	5,178,758
Graphic Packaging International LLC, 0.82%, 4/15/24(1)	8,500,000	8,481,850
		13,660,608
Diversified Financial Services — 0.3%
Deutsche Bank AG (New York), VRN, 1.45%, 4/1/25(2)	2,470,000	2,470,940
Deutsche Bank AG (New York), VRN, 2.13%, 11/24/26	3,285,000	3,295,438
		5,766,378
Diversified Telecommunication Services — 0.4%
AT&T, Inc., 1.70%, 3/25/26	4,470,000	4,470,553
Verizon Communications, Inc., 1.45%, 3/20/26	1,870,000	1,871,043
		6,341,596
Electric Utilities — 1.2%
American Electric Power Co., Inc., 0.75%, 11/1/23	5,000,000	5,002,095
Entergy Louisiana LLC, 0.62%, 11/17/23	5,000,000	5,007,083
NextEra Energy Capital Holdings, Inc., 0.65%, 3/1/23	7,000,000	7,023,710
Pacific Gas and Electric Co., 1.37%, 3/10/23	3,500,000	3,501,390
		20,534,278
Entertainment — 0.5%
Netflix, Inc., 3.625%, 6/15/25(1)	7,932,000	8,468,996
Equity Real Estate Investment Trusts (REITs) — 1.8%
American Tower Corp., 3.375%, 10/15/26	2,932,000	3,173,108
11

	Principal Amount/Shares	Value
EPR Properties, 5.25%, 7/15/23	$3,985,000	$4,192,835
Equinix, Inc., 5.375%, 5/15/27	7,500,000	8,067,038
Federal Realty Investment Trust, 3.95%, 1/15/24	910,000	988,262
Host Hotels & Resorts LP, 4.00%, 6/15/25	1,605,000	1,705,852
Host Hotels & Resorts LP, 4.50%, 2/1/26	1,970,000	2,134,032
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27	4,000,000	4,215,120
Omega Healthcare Investors, Inc., 4.50%, 1/15/25	1,070,000	1,157,619
Retail Properties of America, Inc., 4.00%, 3/15/25	546,000	572,244
SBA Tower Trust, 1.88%, 7/15/50(1)	3,677,000	3,726,419
		29,932,529
Food and Staples Retailing — 0.1%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 2/15/23(1)	1,000,000	1,021,000
Sysco Corp., 5.65%, 4/1/25	550,000	640,112
		1,661,112
Food Products — 0.3%
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(1)	4,000,000	4,160,880
Gas Utilities — 0.5%
Atmos Energy Corp., 0.625%, 3/9/23	3,750,000	3,751,659
CenterPoint Energy Resources Corp., 0.70%, 3/2/23	5,000,000	5,000,797
		8,752,456
Health Care Equipment and Supplies — 0.9%
Stryker Corp., 0.60%, 12/1/23	15,000,000	15,011,197
Stryker Corp., 1.15%, 6/15/25	750,000	749,473
		15,760,670
Health Care Providers and Services — 2.1%
Cigna Corp., 0.61%, 3/15/24	4,200,000	4,184,029
HCA, Inc., 4.75%, 5/1/23	5,000,000	5,390,823
McKesson Corp., 0.90%, 12/3/25	14,118,000	13,833,959
Tenet Healthcare Corp., 4.625%, 7/15/24	6,000,000	6,130,140
Universal Health Services, Inc., 5.00%, 6/1/26(1)	5,600,000	5,759,936
		35,298,887
Insurance — 1.2%
Athene Global Funding, 1.45%, 1/8/26(1)	4,700,000	4,628,609
GA Global Funding Trust, 1.625%, 1/15/26(1)	3,985,000	3,983,115
Protective Life Global Funding, 1.17%, 7/15/25(1)	3,000,000	2,967,267
SBL Holdings, Inc., 5.125%, 11/13/26(1)	8,355,000	8,935,190
		20,514,181
Interactive Media and Services — 0.2%
Weibo Corp., 3.50%, 7/5/24	2,500,000	2,638,116
Internet and Direct Marketing Retail — 0.2%
Meituan, 2.125%, 10/28/25(1)	2,500,000	2,491,570
IT Services — 0.5%
Fidelity National Information Services, Inc., 1.15%, 3/1/26	4,160,000	4,093,267
Global Payments, Inc., 1.20%, 3/1/26	4,350,000	4,285,288
		8,378,555
Life Sciences Tools and Services — 0.3%
Illumina, Inc., 0.55%, 3/23/23	5,000,000	4,998,231
Machinery — 0.1%
John Deere Capital Corp., MTN, 1.20%, 4/6/23	2,000,000	2,032,709
Media — 1.3%
Discovery Communications LLC, 4.90%, 3/11/26	3,150,000	3,592,564
12

	Principal Amount/Shares	Value
DISH DBS Corp., 5.875%, 7/15/22	$3,770,000	$3,941,535
Sirius XM Radio, Inc., 4.625%, 7/15/24(1)	4,012,000	4,137,776
TEGNA, Inc., 4.625%, 3/15/28	3,285,000	3,348,647
ViacomCBS, Inc., 3.70%, 8/15/24	1,976,000	2,143,418
WPP Finance 2010, 3.75%, 9/19/24	3,750,000	4,086,637
		21,250,577
Multi-Utilities — 0.1%
DTE Energy Co., 2.25%, 11/1/22	1,500,000	1,538,887
Multiline Retail — 0.4%
7-Eleven, Inc., 0.80%, 2/10/24(1)	6,000,000	5,982,692
Kohl's Corp., 3.25%, 2/1/23	1,287,000	1,333,474
		7,316,166
Oil, Gas and Consumable Fuels — 1.6%
Chevron Corp., 1.14%, 5/11/23	1,250,000	1,272,095
Diamondback Energy, Inc., 0.90%, 3/24/23	5,250,000	5,253,979
Energy Transfer Operating LP, 4.25%, 3/15/23	5,552,000	5,864,150
Exxon Mobil Corp., 1.57%, 4/15/23	2,000,000	2,049,839
HollyFrontier Corp., 2.625%, 10/1/23	1,350,000	1,391,870
Petroleos Mexicanos, 4.875%, 1/24/22	2,050,000	2,091,861
Pioneer Natural Resources Co., 0.75%, 1/15/24	7,000,000	6,979,133
Saudi Arabian Oil Co., 1.25%, 11/24/23(1)	750,000	755,447
Saudi Arabian Oil Co., MTN, 2.75%, 4/16/22	1,100,000	1,127,660
		26,786,034
Paper and Forest Products — 0.3%
Georgia-Pacific LLC, 0.625%, 5/15/24(1)	5,000,000	4,979,536
Pharmaceuticals — 1.9%
Bristol-Myers Squibb Co., 0.54%, 11/13/23	10,500,000	10,502,910
Elanco Animal Health, Inc., 4.91%, 8/27/21	1,000,000	1,010,625
Elanco Animal Health, Inc., 5.27%, 8/28/23	2,822,000	3,042,469
GlaxoSmithKline Capital plc, 0.53%, 10/1/23	1,490,000	1,492,344
Horizon Therapeutics USA, Inc., 5.50%, 8/1/27(1)	1,300,000	1,389,947
Merck & Co., Inc., 0.75%, 2/24/26	2,000,000	1,975,763
Royalty Pharma plc, 0.75%, 9/2/23(1)	1,220,000	1,219,514
Royalty Pharma plc, 1.20%, 9/2/25(1)	5,000,000	4,901,810
Viatris, Inc., 1.125%, 6/22/22(1)	667,000	670,824
Viatris, Inc., 1.65%, 6/22/25(1)	5,000,000	5,022,656
		31,228,862
Real Estate Management and Development — 0.2%
Realogy Group LLC / Realogy Co-Issuer Corp., 4.875%, 6/1/23(1)	3,945,000	4,060,884
Road and Rail — 0.2%
DAE Funding LLC, 2.625%, 3/20/25(1)	3,925,000	3,960,035
Semiconductors and Semiconductor Equipment — 0.7%
Broadcom, Inc., 3.46%, 9/15/26	3,245,000	3,484,340
Microchip Technology, Inc., 2.67%, 9/1/23(1)	3,870,000	4,032,698
Micron Technology, Inc., 4.64%, 2/6/24	3,450,000	3,801,578
		11,318,616
Technology Hardware, Storage and Peripherals — 0.4%
Dell International LLC / EMC Corp., 4.90%, 10/1/26(1)	2,895,000	3,285,913
EMC Corp., 3.375%, 6/1/23	2,795,000	2,886,928
Seagate HDD Cayman, 4.875%, 3/1/24	476,000	512,197
		6,685,038
13

	Principal Amount/Shares	Value
Trading Companies and Distributors — 0.6%
Air Lease Corp., MTN, 0.70%, 2/15/24	$4,100,000	$4,051,550
Aircastle Ltd., 5.25%, 8/11/25(1)	6,030,000	6,590,103
		10,641,653
Transportation Infrastructure — 0.2%
Adani Ports & Special Economic Zone Ltd., 3.375%, 7/24/24	2,500,000	2,621,874
Wireless Telecommunication Services — 0.1%
T-Mobile USA, Inc., 2.625%, 4/15/26	359,000	366,422
T-Mobile USA, Inc., 4.75%, 2/1/28	1,400,000	1,490,325
		1,856,747
TOTAL CORPORATE BONDS (Cost $554,022,630)		553,668,040
U.S. TREASURY SECURITIES — 31.1%
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	6,744,180	7,221,763
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	9,304,964	10,090,839
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/24	11,408,870	12,370,220
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	11,016,500	11,922,222
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/24	36,703,800	39,714,497
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/25	7,595,250	8,225,204
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	40,592,240	44,736,251
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/25	44,358,160	48,343,599
U.S. Treasury Notes, 1.875%, 3/31/22(3)	1,000,000	1,017,992
U.S. Treasury Notes, 0.50%, 3/15/23(3)	5,000,000	5,033,398
U.S. Treasury Notes, 0.25%, 6/15/23(3)	37,000,000	37,047,695
U.S. Treasury Notes, 0.125%, 8/15/23	18,000,000	17,960,976
U.S. Treasury Notes, 0.125%, 9/15/23	50,000,000	49,870,117
U.S. Treasury Notes, 1.375%, 9/30/23	7,000,000	7,199,746
U.S. Treasury Notes, 0.25%, 11/15/23	73,000,000	72,971,485
U.S. Treasury Notes, 0.125%, 12/15/23	55,000,000	54,763,671
U.S. Treasury Notes, 0.25%, 3/15/24	96,000,000	95,748,750
TOTAL U.S. TREASURY SECURITIES (Cost $521,043,210)		524,238,425
COLLATERALIZED MORTGAGE OBLIGATIONS — 19.1%
Private Sponsor Collateralized Mortgage Obligations — 12.2%
Angel Oak Mortgage Trust, Series 2019-6, Class A2 SEQ, VRN, 2.83%, 11/25/59(1)	1,718,001	1,739,527
Angel Oak Mortgage Trust I LLC, Series 2019-4, Class A3 SEQ, VRN, 3.30%, 7/26/49(1)	2,765,292	2,800,867
Arroyo Mortgage Trust, Series 2018-1, Class A2, VRN, 4.02%, 4/25/48(1)	2,292,484	2,308,025
Arroyo Mortgage Trust, Series 2019-2, Class A3, VRN, 3.80%, 4/25/49(1)	6,294,417	6,441,526
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.37%, (1-year H15T1Y plus 2.25%), 2/25/36	260,912	270,778
Bellemeade Re Ltd., Series 2017-1, Class B1 SEQ, VRN, 4.86%, (1-month LIBOR plus 4.75%), 10/25/27(1)	500,000	504,965
Bellemeade Re Ltd., Series 2017-1, Class M2, VRN, 3.46%, (1-month LIBOR plus 3.35%), 10/25/27(1)	1,192,643	1,193,104
Bellemeade Re Ltd., Series 2018-1A, Class M2, VRN, 3.01%, (1-month LIBOR plus 2.90%), 4/25/28(1)	10,000,000	10,097,738
Bellemeade Re Ltd., Series 2018-2A, Class B1, VRN, 2.76%, (1-month LIBOR plus 2.65%), 8/25/28(1)	1,950,000	1,960,402
BRAVO Residential Funding Trust, Series 2019-2, Class A3, VRN, 3.50%, 10/25/44(1)	9,549,913	9,980,247
14

	Principal Amount/Shares	Value
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A2 SEQ,VRN, 3.08%, 7/25/49(1)	$1,859,175	$1,906,184
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A3 SEQ, 3.19%, 7/25/49(1)	1,873,344	1,914,034
Bunker Hill Loan Depositary Trust, Series 2019-3, Class A1 SEQ, 2.72%, 11/25/59(1)	1,689,403	1,730,271
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.19%, 8/25/34	483,197	494,923
COLT Mortgage Loan Trust, Series 2019-4, Class A2 SEQ, VRN, 2.84%, 11/25/49(1)	1,367,240	1,379,471
COLT Mortgage Loan Trust, Series 2020-1, Class A1 SEQ, VRN, 2.49%, 2/25/50(1)	1,020,629	1,031,137
COLT Mortgage Loan Trust, Series 2020-1, Class A3 SEQ, VRN, 2.90%, 2/25/50(1)	2,103,804	2,125,171
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	1,355	1,315
Credit Suisse Mortgage Capital Certificates, Series 2020-SPT1, Class A1 SEQ, 1.62%, 4/25/65(1)	1,763,162	1,775,541
Credit Suisse Mortgage Trust, Series 2019-NQM1, Class A1 SEQ, 2.66%, 10/25/59(1)	647,433	659,660
Credit Suisse Mortgage Trust, Series 2020-AFC1, Class A2, VRN, 2.46%, 2/25/50(1)	2,751,032	2,798,671
Credit Suisse Mortgage Trust, Series 2020-AFC1, Class A3, VRN, 2.51%, 2/25/50(1)	1,996,764	2,024,568
Credit Suisse Mortgage Trust, Series 2020-NQM1, Class A1 SEQ, 1.21%, 5/25/65(1)	2,694,545	2,708,871
Credit Suisse Mortgage Trust, Series 2020-NQM1, Class A2 SEQ, 1.41%, 5/25/65(1)	2,343,151	2,348,034
Credit Suisse Mortgage Trust, Series 2021-NQM1, Class A3 SEQ, VRN, 1.20%, 5/25/65(1)	7,263,104	7,249,069
Deephaven Residential Mortgage Trust, Series 2020-1, Class A3, VRN, 2.65%, 1/25/60(1)	3,878,475	3,910,737
Deephaven Residential Mortgage Trust, Series 2020-2, Class A3 SEQ, 2.86%, 5/25/65(1)	5,799,000	5,953,303
Eagle RE Ltd., Series 2018-1, Class M2, VRN, 3.11%, (1-month LIBOR plus 3.00%), 11/25/28(1)	700,000	707,070
Eagle RE Ltd., Series 2020-1, Class M1B, VRN, 1.56%, (1-month LIBOR plus 1.45%), 1/25/30(1)	4,350,000	4,288,301
GCAT Trust, Series 2019-NQM1, Class A3 SEQ, 3.40%, 2/25/59(1)	2,100,561	2,105,422
GCAT Trust, Series 2019-NQM3, Class A3 SEQ, VRN, 3.04%, 11/25/59(1)	2,109,801	2,152,207
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 3.30%, 5/25/34	63,655	62,893
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.87%, 1/25/35	51,852	53,098
Home RE Ltd., Series 2018-1, Class M2, VRN, 3.11%, (1-month LIBOR plus 3.00%), 10/25/28(1)	3,850,000	3,888,899
Home RE Ltd., Series 2020-1, Class M1C, VRN, 4.26%, (1-month LIBOR plus 4.15%), 10/25/30(1)	1,900,000	1,953,985
Home RE Ltd., Series 2021-1, Class M1C, VRN, 2.41%, (1-month LIBOR plus 2.30%), 7/25/33(1)	1,000,000	1,002,307
Home RE Ltd., Series 2021-1, Class M2, VRN, 2.96%, (1-month LIBOR plus 2.85%), 7/25/33(1)	1,180,000	1,181,712
Imperial Fund Mortgage Trust, Series 2020-NQM1, Class A2, VRN, 1.69%, 10/25/55(1)	2,978,908	2,990,930
Imperial Fund Mortgage Trust, Series 2020-NQM1, Class A3, VRN, 2.05%, 10/25/55(1)	1,388,164	1,393,689
15

	Principal Amount/Shares	Value
JPMorgan Mortgage Trust, Series 2014-5, Class A1, VRN, 2.93%, 10/25/29(1)	$231,198	$238,338
JPMorgan Mortgage Trust, Series 2019-5, Class A15, VRN, 4.00%, 11/25/49(1)	2,163,472	2,212,695
JPMorgan Mortgage Trust, Series 2020-5, Class A15, VRN, 3.00%, 12/25/50(1)	9,735,761	9,835,017
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.18%, 11/21/34	201,612	203,846
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.79%, 2/25/35	201,040	202,763
MFA Trust, Series 2020-NQM1, Class A3 SEQ, VRN, 2.30%, 8/25/49(1)	5,785,123	5,890,868
MFA Trust, Series 2020-NQM3, Class A1 SEQ, VRN, 1.01%, 1/26/65(1)	7,561,085	7,566,293
MFA Trust, Series 2020-NQM3, Class A2 SEQ, VRN, 1.32%, 1/26/65(1)	2,520,362	2,522,096
MFA Trust, Series 2020-NQM3, Class A3 SEQ, VRN, 1.63%, 1/26/65(1)	3,780,543	3,783,025
Radnor RE Ltd., Series 2020-1, Class M1B, VRN, 1.56%, (1-month LIBOR plus 1.45%), 2/25/30(1)	2,250,000	2,197,710
Radnor RE Ltd., Series 2020-2, Class M1B, VRN, 4.11%, (1-month LIBOR plus 4.00%), 10/25/30(1)	3,450,000	3,486,086
Radnor RE Ltd., Series 2020-2, Class M1C, VRN, 4.71%, (1-month LIBOR plus 4.60%), 10/25/30(1)	5,500,000	5,611,724
Residential Mortgage Loan Trust, Series 2020-2, Class A3 SEQ, VRN, 2.91%, 5/25/60(1)	8,213,000	8,493,959
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 6/25/48(1)	50,625	50,725
Starwood Mortgage Residential Trust, Series 2020-2, Class M1E, 3.00%, 4/25/60(1)	3,500,000	3,660,985
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.45%, 7/25/34	64,221	66,193
Traingle RE Ltd., Series 2020-1, Class M1B, VRN, 4.01%, (1-month LIBOR plus 3.90%), 10/25/30(1)	3,000,000	3,051,806
Traingle RE Ltd., Series 2020-1, Class M1C, VRN, 4.61%, (1-month LIBOR plus 4.50%), 10/25/30(1)	2,200,000	2,260,514
Traingle RE Ltd., Series 2020-1, Class M2, VRN, 5.71%, (1-month LIBOR plus 5.60%), 10/25/30(1)	2,200,000	2,272,129
Traingle RE Ltd., Series 2021-1, Class M2, VRN, 4.01%, (1-month LIBOR plus 3.90%), 8/25/33(1)	4,000,000	4,010,382
Verus Securitization Trust, Series 2019-2, Class A1 SEQ, VRN, 3.21%, 5/25/59(1)	3,043,646	3,054,851
Verus Securitization Trust, Series 2019-2, Class A2 SEQ, VRN, 3.35%, 5/25/59(1)	2,982,638	2,992,602
Verus Securitization Trust, Series 2019-3, Class A1, 2.78%, 7/25/59(1)	950,915	970,363
Verus Securitization Trust, Series 2019-3, Class A3, 3.04%, 7/25/59(1)	3,689,696	3,754,904
Verus Securitization Trust, Series 2019-4, Class A3, 3.00%, 11/25/59(1)	2,024,224	2,058,427
Verus Securitization Trust, Series 2019-INV2, Class A1, VRN, 2.91%, 7/25/59(1)	1,236,117	1,261,565
Verus Securitization Trust, Series 2019-INV3, Class A3 SEQ, VRN, 3.10%, 11/25/59(1)	9,290,945	9,475,378
Verus Securitization Trust, Series 2020-1, Class A2 SEQ, 2.64%, 1/25/60(1)	2,849,402	2,884,325
16

	Principal Amount/Shares	Value
Verus Securitization Trust, Series 2020-2, Class M1, VRN, 5.36%, 5/25/60(1)	$2,530,000	$2,706,193
Verus Securitization Trust, Series 2020-INV1, Class A3 SEQ, VRN, 3.89%, 3/25/60(1)	4,200,000	4,367,198
Visio Trust, Series 2019-1, Class A1, VRN, 3.57%, 6/25/54(1)	1,797,351	1,811,305
Visio Trust, Series 2019-2, Class A2, VRN, 2.92%, 11/25/54(1)	3,965,408	4,074,810
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 2.80%, 4/25/36	5	5
		206,117,732
U.S. Government Agency Collateralized Mortgage Obligations — 6.9%
FHLMC, Series 2013-DN2, Class M2, VRN, 4.36%, (1-month LIBOR plus 4.25%), 11/25/23	2,045,665	2,047,342
FHLMC, Series 2014-DN2, Class M3, VRN, 3.71%, (1-month LIBOR plus 3.60%), 4/25/24	9,295,396	9,284,350
FHLMC, Series 2014-DN3, Class M3, VRN, 4.11%, (1-month LIBOR plus 4.00%), 8/25/24	164,768	167,854
FHLMC, Series 2014-DN4, Class M3, VRN, 4.66%, (1-month LIBOR plus 4.55%), 10/25/24	327,247	334,395
FHLMC, Series 2014-HQ2, Class M3, VRN, 3.86%, (1-month LIBOR plus 3.75%), 9/25/24	1,851,800	1,912,723
FHLMC, Series 2016-DNA3, Class M3, VRN, 5.11%, (1-month LIBOR plus 5.00%), 12/25/28	940,756	993,755
FHLMC, Series 2016-HQA4, Class M3, VRN, 4.01%, (1-month LIBOR plus 3.90%), 4/25/29	1,838,471	1,908,764
FHLMC, Series 2017-DNA2, Class M2, VRN, 3.56%, (1-month LIBOR plus 3.45%), 10/25/29	15,300,000	15,925,626
FHLMC, Series 2017-HQA2, Class M2B, VRN, 2.76%, (1-month LIBOR plus 2.65%), 12/25/29	1,200,000	1,208,093
FHLMC, Series 2018-DNA2, Class B1, VRN, 3.81%, (1-month LIBOR plus 3.70%), 12/25/30(1)	4,400,000	4,437,959
FHLMC, Series 2018-HRP1, Class M2, VRN, 1.76%, (1-month LIBOR plus 1.65%), 4/25/43(1)	1,872,471	1,863,124
FHLMC, Series 2018-HRP2, Class B1, VRN, 4.31%, (1-month LIBOR plus 4.20%), 2/25/47(1)	5,170,000	5,303,185
FHLMC, Series 2018-HRP2, Class M3, VRN, 2.51%, (1-month LIBOR plus 2.40%), 2/25/47(1)	1,370,000	1,386,477
FHLMC, Series 2019-DNA2, Class B1, VRN, 4.46%, (1-month LIBOR plus 4.35%), 3/25/49(1)	5,000,000	5,094,066
FHLMC, Series 2019-FTR2, Class M2, VRN, 2.26%, (1-month LIBOR plus 2.15%), 11/25/48(1)	3,312,000	3,296,971
FHLMC, Series 2020-DNA1, Class B1, VRN, 2.41%, (1-month LIBOR plus 2.30%), 1/25/50(1)	4,200,000	4,146,995
FHLMC, Series 2020-DNA2, Class B1, VRN, 2.61%, (1-month LIBOR plus 2.50%), 2/25/50(1)	5,000,000	4,922,687
FHLMC, Series 2020-DNA3, Class B1, VRN, 5.21%, (1-month LIBOR plus 5.10%), 6/25/50(1)	950,000	987,500
FHLMC, Series 2020-DNA4, Class B1, VRN, 6.11%, (1-month LIBOR plus 6.00%), 8/25/50(1)	240,000	253,508
FHLMC, Series 2020-DNA6, Class M2, VRN, 2.02%, (SOFR plus 2.00%), 12/25/50(1)	8,980,000	8,990,616
FHLMC, Series 2020-HQA4, Class M2, VRN, 3.26%, (1-month LIBOR plus 3.15%), 9/25/50(1)	3,000,000	3,034,425
FNMA, Series 2006-60, Class KF, VRN, 0.41%, (1-month LIBOR plus 0.30%), 7/25/36	487,437	489,777
FNMA, Series 2009-33, Class FB, VRN, 0.93%, (1-month LIBOR plus 0.82%), 3/25/37	513,024	525,537
FNMA, Series 2014-C01, Class M2, VRN, 4.51%, (1-month LIBOR plus 4.40%), 1/25/24	8,727,335	8,954,008
17

	Principal Amount/Shares	Value
FNMA, Series 2014-C02, Class 1M2, VRN, 2.71%, (1-month LIBOR plus 2.60%), 5/25/24	$11,932,915	$11,775,817
FNMA, Series 2014-C02, Class 2M2, VRN, 2.71%, (1-month LIBOR plus 2.60%), 5/25/24	1,036,779	1,046,741
FNMA, Series 2014-C03, Class 1M2, VRN, 3.11%, (1-month LIBOR plus 3.00%), 7/25/24	4,755,669	4,706,406
FNMA, Series 2014-C03, Class 2M2, VRN, 3.01%, (1-month LIBOR plus 2.90%), 7/25/24	888,914	899,714
FNMA, Series 2014-C04, Class 1M2, VRN, 5.01%, (1-month LIBOR plus 4.90%), 11/25/24	312,319	322,947
FNMA, Series 2016-55, Class PI, IO, 4.00%, 8/25/46	15,861,082	2,898,311
FNMA, Series 2016-C03, Class 2M2, VRN, 6.01%, (1-month LIBOR plus 5.90%), 10/25/28	226,941	240,850
FNMA, Series 2016-C04, Class 1M2, VRN, 4.36%, (1-month LIBOR plus 4.25%), 1/25/29	649,907	678,766
FNMA, Series 2017-7, Class AI, IO, 6.00%, 2/25/47	10,986,989	2,352,041
FNMA, Series 2017-C01, Class 1M2, VRN, 3.66%, (1-month LIBOR plus 3.55%), 7/25/29	1,073,444	1,109,917
FNMA, Series 2017-C03, Class 1M2, VRN, 3.11%, (1-month LIBOR plus 3.00%), 10/25/29	1,080,663	1,109,221
FNMA, Series 413, Class C27, IO, 4.00%, 7/25/42	5,113,469	746,369
		115,356,837
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $318,360,949)		321,474,569
ASSET-BACKED SECURITIES — 5.2%
BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class A SEQ, 3.28%, 9/26/33(1)	1,124,977	1,179,397
Drive Auto Receivables Trust, Series 2020-1, Class C, 2.36%, 3/16/26	1,340,000	1,369,691
FirstKey Homes Trust, Series 2020-SFR1, Class B, 1.74%, 9/17/25(1)	2,623,000	2,612,438
FirstKey Homes Trust, Series 2020-SFR2, Class C, 1.67%, 10/19/37(1)	2,300,000	2,268,798
FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.67%, 10/19/37(1)	3,100,000	3,141,406
Goodgreen, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(1)	555,478	598,474
Hertz Fleet Lease Funding LP, Series 2017-1, Class A1, VRN, 0.76%, (1-month LIBOR plus 0.65%), 4/10/31(1)	91,977	92,024
Hilton Grand Vacations Trust, Series 2018-AA, Class B, 3.70%, 2/25/32(1)	1,186,824	1,245,593
Hilton Grand Vacations Trust, Series 2019-AA, Class B, 2.54%, 7/25/33(1)	1,371,744	1,406,615
ITE Rail Fund Levered LP, Series 2021-1A, Class A SEQ, 2.25%, 2/28/51(1)	4,779,280	4,785,632
MVW LLC, Series 2019-2A, Class B, 2.44%, 10/20/38(1)	1,899,134	1,932,771
MVW LLC, Series 2020-1A, Class A SEQ, 1.74%, 10/20/37(1)	4,117,852	4,193,447
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(1)	296,843	297,086
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(1)	166,668	167,437
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(1)	135,322	136,912
MVW Owner Trust, Series 2018-1A, Class B, 3.60%, 1/21/36(1)	770,326	799,645
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2020-APT1, Class AT1 SEQ, 1.03%, 12/16/52(1)	4,000,000	4,002,832
Progress Residential Trust, Series 2017-SFR1, Class A SEQ, 2.77%, 8/17/34(1)	1,068,076	1,075,473
18

	Principal Amount/Shares	Value
Progress Residential Trust, Series 2017-SFR1, Class E, 4.26%, 8/17/34(1)	$7,298,000	$7,371,820
Progress Residential Trust, Series 2018-SFR3, Class B, 4.08%, 10/17/35(1)	2,700,000	2,733,254
Progress Residential Trust, Series 2018-SFR3, Class G, 5.62%, 10/17/35(1)	2,250,000	2,276,224
Progress Residential Trust, Series 2019-SFR2, Class B, 3.45%, 5/17/36(1)	2,600,000	2,648,693
Progress Residential Trust, Series 2019-SFR2, Class D, 3.79%, 5/17/36(1)	4,100,000	4,183,132
Progress Residential Trust, Series 2019-SFR3, Class B, 2.57%, 9/17/36(1)	2,100,000	2,124,712
Progress Residential Trust, Series 2019-SFR4, Class A SEQ, 2.69%, 10/17/36(1)	2,650,000	2,719,627
Progress Residential Trust, Series 2020-SFR1, Class C, 2.18%, 4/17/37(1)	1,250,000	1,257,581
Progress Residential Trust, Series 2020-SFR2, Class A SEQ, 2.08%, 6/17/37(1)	1,200,000	1,227,395
Progress Residential Trust, Series 2020-SFR3, Class B SEQ, 1.50%, 10/17/27(1)	2,937,000	2,903,876
Progress Residential Trust, Series 2020-SFR3, Class D SEQ, 1.90%, 10/17/27(1)	7,550,000	7,451,353
Progress Residential Trust, Series 2021-SFR1, Class E, 2.11%, 4/17/38(1)	2,600,000	2,553,559
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class B, 3.65%, 6/20/35(1)	899,913	930,383
Sierra Timeshare Receivables Funding LLC, Series 2018-3A, Class B, 3.87%, 9/20/35(1)	246,483	256,510
Sierra Timeshare Receivables Funding LLC, Series 2018-3A, Class C, 4.17%, 9/20/35(1)	685,532	710,680
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class D, 4.54%, 5/20/36(1)	442,106	442,766
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class D, 4.18%, 8/20/36(1)	563,039	571,904
Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class A SEQ, 1.33%, 7/20/37(1)	3,000,935	3,029,163
Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class D, 3.17%, 11/20/37(1)	1,950,000	1,952,260
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(1)	337,153	352,223
Tricon American Homes, Series 2020-SFR1, Class B, 2.05%, 7/17/38(1)	1,500,000	1,493,620
Tricon American Homes, Series 2020-SFR1, Class C, 2.25%, 7/17/38(1)	4,000,000	4,003,195
Tricon American Homes Trust, Series 2020-SFR2, Class C, 2.03%, 11/17/39(1)	1,800,000	1,760,592
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	568,992	573,004
VSE VOI Mortgage LLC, Series 2017-A, Class B, 2.63%, 3/20/35(1)	393,132	398,483
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(1)	423,490	444,612
TOTAL ASSET-BACKED SECURITIES (Cost $87,328,228)		87,676,292
EXCHANGE-TRADED FUNDS — 4.9%
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	1,817,500	49,672,275
19

	Principal Amount/Shares	Value
Vanguard Short-Term Corporate Bond ETF	389,500	$32,133,750
TOTAL EXCHANGE-TRADED FUNDS (Cost $80,661,811)		81,806,025
COLLATERALIZED LOAN OBLIGATIONS — 3.7%
AMMC CLO Ltd., Series 2015-16A, Class CR2, VRN, 2.14%, (3-month LIBOR plus 1.95%), 4/14/29(1)	$5,300,000	5,285,101
Ares LVI CLO Ltd., Series 2020-56A, Class B, VRN, 1.91%, (3-month LIBOR plus 1.70%), 10/25/31(1)	2,300,000	2,311,042
CBAM Ltd., Series 2018-5A, Class B1, VRN, 1.62%, (3-month LIBOR plus 1.40%), 4/17/31(1)	3,400,000	3,390,851
Deer Creek CLO Ltd., Series 2017-1A, Class A, VRN, 1.40%, (3-month LIBOR plus 1.18%), 10/20/30(1)	3,350,000	3,356,904
Dryden Senior Loan Fund, Series 2017-49A, Class A, VRN, 1.43%, (3-month LIBOR plus 1.21%), 7/18/30(1)	11,320,000	11,331,269
Dryden Senior Loan Fund, Series 2017-49A, Class AR, VRN, 1.14%, (3-month LIBOR plus 0.95%), 7/18/30(1)(2)	6,954,000	6,954,000
Magnetite XXIV Ltd., Series 2019-24A, Class B, VRN, 2.09%, (3-month LIBOR plus 1.85%), 1/15/33(1)	2,700,000	2,723,901
Neuberger Berman CLO XXI Ltd., Series 2016-21A, Class BR, VRN, 1.40%, (3-month LIBOR plus 1.18%), 4/20/27(1)	5,000,000	4,956,059
Neuberger Berman Loan Advisers CLO Ltd., Series 2017-26A, Class B, VRN, 1.72%, (3-month LIBOR plus 1.50%), 10/18/30(1)	4,000,000	3,999,146
Octagon Investment Partners 45 Ltd., Series 2019-1A, Class B1, VRN, 2.09%, (3-month LIBOR plus 1.85%), 10/15/32(1)	1,200,000	1,202,182
Octagon Investment Partners 47 Ltd., Series 2020-1A, Class A1, VRN, 2.07%, (3-month LIBOR plus 1.85%), 4/20/31(1)	3,550,000	3,567,715
Parallel Ltd., Series 2020-1A, Class A1, VRN, 2.05%, (3-month LIBOR plus 1.83%), 7/20/31(1)	2,500,000	2,504,539
Reese Park CLO Ltd., Series 2020-1A, Class C1, VRN, 2.69%, (3-month LIBOR plus 2.45%), 10/15/32(1)	2,500,000	2,504,288
Rockford Tower CLO Ltd., Series 2020-1A, Class B, VRN, 2.05%, (3-month LIBOR plus 1.80%), 1/20/32(1)	4,500,000	4,515,550
VOYA CLO, Series 2017-2A, Class A2A, VRN, 1.95%, (3-month LIBOR plus 1.71%), 6/7/30(1)	2,800,000	2,799,991
Voya CLO Ltd., Series 2013-2A, Class A2AR, VRN, 1.62%, (3-month LIBOR plus 1.40%), 4/25/31(1)	1,000,000	983,618
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $62,213,779)		62,386,156
BANK LOAN OBLIGATIONS(4) — 1.4%
Food Products — 0.5%
United Natural Foods, Inc., Term Loan B, 10/22/25(5)	8,000,000	8,006,040
Health Care Equipment and Supplies — 0.1%
Avantor Funding, Inc., USD Term Loan B3, 11/21/24(5)	1,750,000	1,753,281
Health Care Providers and Services — 0.2%
Change Healthcare Holdings LLC, 2017 Term Loan B, 3/1/24(5)	3,889,000	3,889,214
Pharmaceuticals — 0.6%
Bausch Health Companies Inc., 2018 Term Loan B, 3.11%, (1-month LIBOR plus 3.00%), 6/2/25	6,998,076	6,984,150
Horizon Therapeutics USA Inc., 2021 Term Loan B, 2.50%, (3-month LIBOR plus 2.00%), 2/26/28	2,352,000	2,348,472
		9,332,622
TOTAL BANK LOAN OBLIGATIONS (Cost $22,932,355)		22,981,157
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.6%
COMM Mortgage Trust, Series 2020-SBX, Class A SEQ, 1.67%, 1/10/38(1)	4,400,000	4,415,651
20

	Principal Amount/Shares	Value
COMM Mortgage Trust, Series 2020-SBX, Class B, 1.80%, 1/10/38(1)	$6,050,000	$6,040,326
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $10,759,196)		10,455,977
PREFERRED STOCKS — 0.1%
Capital Markets — 0.1%
Charles Schwab Corp. (The), Series I, 4.00% (Cost $1,735,000)	1,735,000	1,765,015
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.1%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.1%
FHLMC, VRN, 2.57%, (1-year H15T1Y plus 2.25%), 9/1/35	$195,113	208,487
FHLMC, VRN, 2.82%, (12-month LIBOR plus 1.87%), 7/1/36	25,242	26,758
FHLMC, VRN, 2.63%, (12-month LIBOR plus 1.88%), 7/1/40	77,400	82,129
FHLMC, VRN, 2.32%, (12-month LIBOR plus 1.76%), 9/1/40	34,137	35,621
FHLMC, VRN, 3.66%, (12-month LIBOR plus 1.88%), 5/1/41	57,591	60,162
FHLMC, VRN, 3.08%, (12-month LIBOR plus 1.86%), 7/1/41	106,100	112,621
FHLMC, VRN, 2.38%, (12-month LIBOR plus 1.88%), 10/1/41	69,916	70,405
FHLMC, VRN, 2.04%, (12-month LIBOR plus 1.65%), 12/1/42	103,091	108,084
FHLMC, VRN, 2.02%, (12-month LIBOR plus 1.64%), 2/1/43	18,779	19,257
FHLMC, VRN, 3.19%, (12-month LIBOR plus 1.63%), 5/1/43	17,849	18,672
FHLMC, VRN, 2.50%, (12-month LIBOR plus 1.62%), 6/1/43	692	695
FHLMC, VRN, 2.84%, (12-month LIBOR plus 1.65%), 6/1/43	15,536	15,615
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	70,430	73,477
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	139,158	145,155
FNMA, VRN, 2.09%, (12-month LIBOR plus 1.72%), 12/1/37	2,936	2,969
FNMA, VRN, 2.35%, (12-month LIBOR plus 1.69%), 8/1/39	24,543	24,860
FNMA, VRN, 2.07%, (12-month LIBOR plus 1.69%), 1/1/40	14,757	15,353
		1,020,320
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities†
FHLMC, 5.50%, 12/1/36	758	850
FNMA, 3.50%, 3/1/34	171,206	183,420
FNMA, 5.50%, 7/1/36	1,505	1,729
		185,999
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $1,182,124)		1,206,319
TEMPORARY CASH INVESTMENTS — 3.1%
BNP Paribas SA, 0.03%, 4/1/21(1)(6)	21,883,000	21,882,976
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 2.50%, 11/30/21 - 2/15/46, valued at $270,980), in a joint trading account at 0.01%, dated 3/31/21, due 4/1/21 (Delivery value $265,657)		265,657
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 2/15/50, valued at $902,748), at 0.00%, dated 3/31/21, due 4/1/21 (Delivery value $885,000)		885,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	4,363,336	4,363,336
Toronto-Dominion Bank (The), 0.05%, 4/7/21(1)(6)	$25,000,000	24,999,636
TOTAL TEMPORARY CASH INVESTMENTS (Cost $52,396,785)		52,396,605
TOTAL INVESTMENT SECURITIES — 102.2% (Cost $1,712,636,067)		1,720,054,580
OTHER ASSETS AND LIABILITIES — (2.2)%		(36,290,525)
TOTAL NET ASSETS — 100.0%		$1,683,764,055
21

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	2,034	June 2021	$448,957,827	$(389,357)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	355	June 2021	$46,482,812	$266,154
U.S. Treasury 10-Year Ultra Notes	94	June 2021	13,506,625	148,304
U.S. Treasury 5-Year Notes	3,527	June 2021	435,226,291	4,372,518
			$495,215,728	$4,786,976
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.00%	12/16/25	$10,000,000	$561	$305,181	$305,742
CPURNSA	Receive	2.33%	2/8/26	$17,000,000	602	214,505	215,107
CPURNSA	Receive	2.29%	2/24/26	$17,000,000	603	225,995	226,598
					$1,766	$745,681	$747,447

22

NOTES TO SCHEDULE OF INVESTMENTS
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IO	-	Interest Only
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
SOFR	-	Secured Overnight Financing Rate
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $640,987,862, which represented 38.1% of total net assets. Of these securities, 0.6% of total net assets were deemed illiquid under policies approved by the Board of Trustees.
(2)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(3)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $4,959,669.
(4)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(5)The interest rate will be determined upon settlement of the bank loan obligation after period end.
(6)The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.
23

Statement of Assets and Liabilities

MARCH 31, 2021
Assets
Investment securities, at value (cost of $1,712,636,067)	$1,720,054,580
Cash	5,152,026
Receivable for investments sold	56,487,874
Receivable for capital shares sold	1,154,563
Receivable for variation margin on futures contracts	602,456
Receivable for variation margin on swap agreements	18,642
Interest and dividends receivable	4,785,073
1,788,255,214

Liabilities
Payable for investments purchased	102,411,309
Payable for capital shares redeemed	1,740,520
Accrued management fees	303,022
Distribution and service fees payable	9,276
Dividends payable	27,032
104,491,159

Net Assets	$1,683,764,055

Net Assets Consist of:
Capital paid in	$1,674,196,982
Distributable earnings	9,567,073
$1,683,764,055

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$383,653,120	36,653,804	$10.47
I Class	$172,271,256	16,460,575	$10.47
A Class	$23,392,828	2,235,353	$10.46*
C Class	$4,514,270	431,193	$10.47
R Class	$937,289	89,496	$10.47
R5 Class	$23,319,545	2,228,149	$10.47
R6 Class	$85,404,384	8,167,400	$10.46
G Class	$990,271,363	94,686,816	$10.46
*Maximum offering price $10.70 (net asset value divided by 0.9775).

See Notes to Financial Statements.

24

Statement of Operations

YEAR ENDED MARCH 31, 2021
Investment Income (Loss)
Income:
Interest	$13,232,358
Dividends	932,986
14,165,344
Expenses:
Management fees	3,777,982
Distribution and service fees:
A Class	54,599
C Class	54,230
R Class	4,642
Trustees' fees and expenses	54,602
Other expenses	8,335
3,954,390
Fees waived - G Class	(1,152,742)
2,801,648

Net investment income (loss)	11,363,696

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	6,399,517
Futures contract transactions	3,662,350
Swap agreement transactions	(837,745)
9,224,122

Change in net unrealized appreciation (depreciation) on:
Investments	13,096,287
Futures contracts	3,941,284
Swap agreements	745,681
17,783,252

Net realized and unrealized gain (loss)	27,007,374

Net Increase (Decrease) in Net Assets Resulting from Operations	$38,371,070

See Notes to Financial Statements.

25

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2021 AND MARCH 31, 2020
Increase (Decrease) in Net Assets	March 31, 2021	March 31, 2020
Operations
Net investment income (loss)	$11,363,696	$8,563,583
Net realized gain (loss)	9,224,122	2,778,283
Change in net unrealized appreciation (depreciation)	17,783,252	(6,282,728)
Net increase (decrease) in net assets resulting from operations	38,371,070	5,059,138

Distributions to Shareholders
From earnings:
Investor Class	(3,154,348)	(4,367,095)
I Class	(2,175,398)	(2,521,756)
A Class	(244,490)	(436,163)
C Class	(21,198)	(101,636)
R Class	(8,092)	(14,630)
R5 Class	(391,917)	(541,255)
R6 Class	(1,249,249)	(1,876,501)
G Class	(6,064,457)	—
Decrease in net assets from distributions	(13,309,149)	(9,859,036)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,264,993,832	(7,021,548)

Net increase (decrease) in net assets	1,290,055,753	(11,821,446)

Net Assets
Beginning of period	393,708,302	405,529,748
End of period	$1,683,764,055	$393,708,302

See Notes to Financial Statements.

26

Notes to Financial Statements

MARCH 31, 2021

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on November 4, 2020.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, bank loan obligations, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

27

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

28

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 50% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. Effective November 4, 2020, the investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

29

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2021 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2825% to 0.4000%	0.2500% to 0.3100%	0.58%
I Class		0.1500% to 0.2100%	0.48%
A Class		0.2500% to 0.3100%	0.58%
C Class		0.2500% to 0.3100%	0.58%
R Class		0.2500% to 0.3100%	0.58%
R5 Class		0.0500% to 0.1100%	0.38%
R6 Class		0.0000% to 0.0600%	0.33%
G Class		0.0000% to 0.0600%	0.00%(1)
(1) Effective annual management fee before waiver was 0.33%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2021 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2021 totaled $2,871,930,197, of which $1,545,967,454 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2021 totaled $1,598,728,095, of which $1,022,377,088 represented U.S. Treasury and Government Agency obligations.

30

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2021(1)		Year ended March 31, 2020
	Shares	Amount	Shares	Amount
Investor Class
Sold	26,293,418	$273,096,056	4,227,797	$43,134,067
Issued in reinvestment of distributions	287,509	2,988,384	407,010	4,152,544
Redeemed	(5,368,523)	(55,566,334)	(11,499,305)	(116,834,393)
	21,212,404	220,518,106	(6,864,498)	(69,547,782)
I Class
Sold	10,442,728	108,354,314	14,378,731	146,463,623
Issued in reinvestment of distributions	195,435	2,028,117	217,240	2,216,706
Redeemed	(6,883,385)	(71,339,553)	(7,434,787)	(75,563,445)
	3,754,778	39,042,878	7,161,184	73,116,884
A Class
Sold	1,011,239	10,439,980	771,855	7,883,708
Issued in reinvestment of distributions	14,146	146,642	29,914	305,135
Redeemed	(423,261)	(4,398,999)	(1,308,192)	(13,266,421)
	602,124	6,187,623	(506,423)	(5,077,578)
C Class
Sold	161,221	1,673,179	228,075	2,323,342
Issued in reinvestment of distributions	1,854	19,168	8,469	86,443
Redeemed	(344,895)	(3,575,871)	(514,631)	(5,245,654)
	(181,820)	(1,883,524)	(278,087)	(2,835,869)
R Class
Sold	50,270	517,828	41,308	420,918
Issued in reinvestment of distributions	703	7,287	1,409	14,387
Redeemed	(37,426)	(387,135)	(41,199)	(419,897)
	13,547	137,980	1,518	15,408
R5 Class
Sold	1,181,583	12,221,801	1,015,245	10,324,731
Issued in reinvestment of distributions	37,762	391,515	53,053	541,230
Redeemed	(1,340,827)	(13,884,298)	(754,991)	(7,714,313)
	(121,482)	(1,270,982)	313,307	3,151,648
R6 Class
Sold	2,565,602	26,560,040	1,492,435	15,200,613
Issued in reinvestment of distributions	120,514	1,249,249	184,038	1,876,501
Redeemed	(883,391)	(9,190,519)	(2,289,960)	(22,921,373)
	1,802,725	18,618,770	(613,487)	(5,844,259)
G Class			N/A
Sold	95,665,260	993,875,912
Issued in reinvestment of distributions	580,173	6,064,457
Redeemed	(1,558,617)	(16,297,388)
	94,686,816	983,642,981
Net increase (decrease)	121,769,092	$1,264,993,832	(786,486)	$(7,021,548)

(1) November 4, 2020 (commencement of sale) through March 31, 2021 for the G Class.
31

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$553,668,040	—
U.S. Treasury Securities	—	524,238,425	—
Collateralized Mortgage Obligations	—	321,474,569	—
Asset-Backed Securities	—	87,676,292	—
Exchange-Traded Funds	$81,806,025	—	—
Collateralized Loan Obligations	—	62,386,156	—
Bank Loan Obligations	—	22,981,157	—
Commercial Mortgage-Backed Securities	—	10,455,977	—
Preferred Stocks	—	1,765,015	—
U.S. Government Agency Mortgage-Backed Securities	—	1,206,319	—
Temporary Cash Investments	4,363,336	48,033,269	—
	$86,169,361	$1,633,885,219	—
Other Financial Instruments
Futures Contracts	$4,786,976	—	—
Swap Agreements	—	$747,447	—
	$4,786,976	$747,447	—

Liabilities
Other Financial Instruments
Futures Contracts	$389,357	—	—

32

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $19,838,550.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $142,777,038 futures contracts purchased and $219,453,446 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $27,000,000.

33

Value of Derivative Instruments as of March 31, 2021

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	$602,456	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	18,642	Payable for variation margin on swap agreements*	—
		$621,098		—
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(837,745)	Change in net unrealized appreciation (depreciation) on swap agreements	—
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	3,662,350	Change in net unrealized appreciation (depreciation) on futures contracts	$3,941,284
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	745,681
		$2,824,605		$4,686,965

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. However, LIBOR is expected to be phased out and the transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

34

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$13,309,149	$9,859,036
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,712,678,130
Gross tax appreciation of investments	$11,997,564
Gross tax depreciation of investments	(4,621,114)
Net tax appreciation (depreciation) of investments	7,376,450
Net tax appreciation (depreciation) on derivatives	745,681
Net tax appreciation (depreciation)	$8,122,131
Other book-to-tax adjustments	$(37,957)
Undistributed ordinary income	$2,635,539
Accumulated long-term capital losses	$(1,152,640)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

35

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$10.05	0.11	0.45	0.56	(0.14)	$10.47	5.62%	0.59%	0.59%	1.03%	1.03%	183%	$383,653
2020	$10.15	0.20	(0.07)	0.13	(0.23)	$10.05	1.31%	0.59%	0.59%	1.98%	1.98%	156%	$155,169
2019	$10.13	0.24	0.05	0.29	(0.27)	$10.15	2.87%	0.60%	0.60%	2.39%	2.39%	72%	$226,341
2018	$10.25	0.20	(0.11)	0.09	(0.21)	$10.13	0.88%	0.60%	0.60%	1.94%	1.94%	89%	$233,033
2017	$10.25	0.16	0.01	0.17	(0.17)	$10.25	1.65%	0.60%	0.60%	1.56%	1.56%	85%	$254,540
I Class
2021	$10.05	0.13	0.44	0.57	(0.15)	$10.47	5.73%	0.49%	0.49%	1.13%	1.13%	183%	$172,271
2020	$10.15	0.21	(0.07)	0.14	(0.24)	$10.05	1.41%	0.49%	0.49%	2.08%	2.08%	156%	$127,684
2019	$10.13	0.26	0.04	0.30	(0.28)	$10.15	2.97%	0.50%	0.50%	2.49%	2.49%	72%	$56,264
2018(3)	$10.25	0.21	(0.12)	0.09	(0.21)	$10.13	0.92%	0.50%(4)	0.50%(4)	2.10%(4)	2.10%(4)	89%(5)	$42,466
A Class
2021	$10.05	0.09	0.44	0.53	(0.12)	$10.46	5.26%	0.84%	0.84%	0.78%	0.78%	183%	$23,393
2020	$10.15	0.18	(0.07)	0.11	(0.21)	$10.05	1.05%	0.84%	0.84%	1.73%	1.73%	156%	$16,411
2019	$10.13	0.22	0.04	0.26	(0.24)	$10.15	2.61%	0.85%	0.85%	2.14%	2.14%	72%	$21,709
2018	$10.25	0.17	(0.11)	0.06	(0.18)	$10.13	0.62%	0.85%	0.85%	1.69%	1.69%	89%	$20,903
2017	$10.25	0.13	0.01	0.14	(0.14)	$10.25	1.40%	0.85%	0.85%	1.31%	1.31%	85%	$51,956

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2021	$10.05	0.02	0.44	0.46	(0.04)	$10.47	4.57%	1.59%	1.59%	0.03%	0.03%	183%	$4,514
2020	$10.15	0.10	(0.07)	0.03	(0.13)	$10.05	0.30%	1.59%	1.59%	0.98%	0.98%	156%	$6,163
2019	$10.14	0.14	0.04	0.18	(0.17)	$10.15	1.75%	1.60%	1.60%	1.39%	1.39%	72%	$9,046
2018	$10.26	0.09	(0.10)	(0.01)	(0.11)	$10.14	(0.13)%	1.60%	1.60%	0.94%	0.94%	89%	$9,462
2017	$10.26	0.06	0.01	0.07	(0.07)	$10.26	0.64%	1.60%	1.60%	0.56%	0.56%	85%	$15,254
R Class
2021	$10.06	0.07	0.43	0.50	(0.09)	$10.47	4.99%	1.09%	1.09%	0.53%	0.53%	183%	$937
2020	$10.15	0.15	(0.06)	0.09	(0.18)	$10.06	0.90%	1.09%	1.09%	1.48%	1.48%	156%	$764
2019	$10.14	0.19	0.04	0.23	(0.22)	$10.15	2.26%	1.10%	1.10%	1.89%	1.89%	72%	$756
2018	$10.26	0.15	(0.11)	0.04	(0.16)	$10.14	0.37%	1.10%	1.10%	1.44%	1.44%	89%	$399
2017	$10.26	0.11	0.01	0.12	(0.12)	$10.26	1.15%	1.10%	1.10%	1.06%	1.06%	85%	$522
R5 Class
2021	$10.05	0.14	0.44	0.58	(0.16)	$10.47	5.83%	0.39%	0.39%	1.23%	1.23%	183%	$23,320
2020	$10.15	0.22	(0.07)	0.15	(0.25)	$10.05	1.51%	0.39%	0.39%	2.18%	2.18%	156%	$23,612
2019	$10.13	0.26	0.05	0.31	(0.29)	$10.15	3.08%	0.40%	0.40%	2.59%	2.59%	72%	$20,662
2018	$10.25	0.21	(0.10)	0.11	(0.23)	$10.13	1.08%	0.40%	0.40%	2.14%	2.14%	89%	$21,699
2017	$10.25	0.18	0.01	0.19	(0.19)	$10.25	1.85%	0.40%	0.40%	1.76%	1.76%	85%	$62,843

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2021	$10.04	0.15	0.44	0.59	(0.17)	$10.46	5.89%	0.34%	0.34%	1.28%	1.28%	183%	$85,404
2020	$10.14	0.23	(0.07)	0.16	(0.26)	$10.04	1.56%	0.34%	0.34%	2.23%	2.23%	156%	$63,905
2019	$10.13	0.27	0.03	0.30	(0.29)	$10.14	3.03%	0.35%	0.35%	2.64%	2.64%	72%	$70,752
2018(6)	$10.27	0.16	(0.14)	0.02	(0.16)	$10.13	0.22%	0.35%(4)	0.35%(4)	2.31%(4)	2.31%(4)	89%(5)	$57,642
G Class
2021(7)	$10.37	0.06	0.10	0.16	(0.07)	$10.46	1.57%	0.01%(4)	0.34%(4)	1.48%(4)	1.15%(4)	183%(8)	$990,271

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.
(6)July 28, 2017 (commencement of sale) through March 31, 2018.
(7)November 4, 2020 (commencement of sale) through March 31, 2021.
(8)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2021.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Short Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.
39

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	CYS Investments, Inc. (2012-2017); Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	66	None
40

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	138	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

41

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

42

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

43

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92285 2105

Annual Report

March 31, 2021

Short Duration Inflation Protection Bond Fund
Investor Class (APOIX)
I Class (APOHX)
Y Class (APOYX)
A Class (APOAX)
C Class (APOCX)
R Class (APORX)
R5 Class (APISX)
R6 Class (APODX)
G Class (APOGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Soared, Bonds Moderated Amid Growing Economic Optimism

March 31 marked the end of a remarkable 12-month period, as the COVID-19 pandemic wreaked havoc on global economies, governments and society. In response, states issued unprecedented lockdown orders. Unemployment surged, corporate earnings plunged and second-quarter-2020 gross domestic product sank a record 31.4% (annualized). This triggered soaring demand for safe-haven assets.

Swift and significant action from the Federal Reserve and the federal government helped reignite investor confidence and bolster the economic backdrop. Riskier assets quickly rebounded from their early 2020 lows. The economy expanded a record 33.4% in the third quarter and continued to grow amid the gradual lifting of lockdowns and the emergency approval of vaccines.

Late in the reporting period, improving vaccine distributions, additional federal coronavirus aid and ongoing reopenings bolstered the economic and earnings outlooks. This improving backdrop combined with massive monetary and fiscal support helped fuel a 12-month gain of 56% for the S&P 500 Index. These same economic dynamics lifted longer-term inflation expectations and U.S. Treasury yields, pressuring investment-grade bond returns. After rallying through most of 2020, the Bloomberg Barclays U.S. Aggregate Bond Index gained less than 1% for the 12-month period.

A Return to Normalcy in Sight

The return to pre-pandemic life appears to be on the horizon, thanks largely to expanding vaccine availability. In addition, medical professionals continue to improve treatment protocols for those afflicted with the virus. Until the U.S. is fully reopened, investors still may face the effects of regional virus-related restrictions, economic and political uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2021
			Average Annual Returns
Class	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	APOIX	8.68%	2.62%	2.06%	—	5/31/05
Bloomberg Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index	—	7.72%	2.80%	1.78%	—	—
I Class	APOHX	8.82%	—	—	2.88%	4/10/17
Y Class	APOYX	8.92%	—	—	2.98%	4/10/17
A Class	APOAX					5/31/05
No sales charge		8.39%	2.36%	1.80%	—
With sales charge		5.93%	1.90%	1.56%	—
C Class	APOCX	7.62%	1.60%	1.04%	—	5/31/05
R Class	APORX	8.15%	2.10%	1.55%	—	5/31/05
R5 Class	APISX	8.93%	2.82%	2.26%	—	5/31/05
R6 Class	APODX	8.98%	2.87%	—	1.90%	7/26/13
G Class	APOGX	9.41%	—	—	3.66%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. Prior to August 31, 2011, the A Class had a maximum initial sales charge of 4.50%. The maximum initial sales charge is now 2.25%.
Performance prior to that date has been adjusted to reflect this change in the initial sales charge.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2021
Investor Class — $12,261

Bloomberg Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index — $11,929

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.57%	0.47%	0.37%	0.82%	1.57%	1.07%	0.37%	0.32%	0.32%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, Jim Platz and Miguel Castillo

Performance Summary

Short Duration Inflation Protection Bond returned 8.68%* for the 12 months ended March 31, 2021. By comparison, the Bloomberg Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index gained 7.72%. Fund returns reflect operating expenses, while index returns do not.

Performance reflects the positive backdrop for TIPS, as market-based inflation expectations steadily rose off their multiyear lows of March 2020. TIPS generally advanced and sharply outperformed nominal Treasuries for the 12-month period. A late-period surge in longer-maturity yields largely accounted for the broad Treasury sector’s negative return for the period. The portfolio’s outperformance versus the all-TIPS index was largely due to out-of-index positions in corporate and securitized bonds.

The reporting period began amid a barrage of Federal Reserve (Fed) and federal government programs aimed at curbing the negative economic effects of the COVID-19 pandemic. Widespread job losses and a record 31.4% annualized decline in second-quarter-2020 gross domestic product reflected the scope of virus-generated shutdowns and stay-at-home orders.

Consumer confidence, consumer spending and manufacturing started rebounding quickly, thanks to aggressive responses from the Fed and the U.S. government. The economy roared back in the third quarter with a record 33.4% expansion (annualized), and growth continued at a robust clip through the balance of the period. Bolstered by $2.8 trillion in fiscal relief funds approved between late December and mid-March and emergency approval of COVID-19 vaccines, economic outlooks further brightened. This drove inflation expectations and nominal Treasury yields higher.

Inflation Expectations Rose Sharply

Current inflation rose steadily during the 12-month period as the economy rebounded and consumer demand recovered, but the inflation rate remained below the key 2% threshold. But after years of striving for that target rate, the Fed announced in August 2020 it was shifting to an average 2% inflation framework. This paved the way for higher inflation as policymakers recommitted to keeping the federal funds rate target steady at near 0% through at least 2023.

Fed policy, along with improving economic growth, soaring federal deficits and onshoring trends, drove inflation expectations sharply higher. The 10-year breakeven rate (the yield difference between nominal 10-year Treasuries and 10-year TIPS and a key measure of market-based inflation expectations) increased 142 basis points to 2.37% by the end of March 2021, exceeding longer-term averages. Theoretically, the breakeven rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required for TIPS to outperform nominal Treasuries during that period (2.37% or higher as of March 31).

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Out-of-Index Securities Aided Relative Results

Approximately 85% of the portfolio was invested in TIPS at the end of the reporting period. The remainder primarily included out-of-index allocations to securitized securities and corporate bonds. Exposure to these credit-sensitive securities contributed to results, as risk-on sentiment generally remained in favor. Performance was particularly strong early in the period, after the Fed launched several programs to bolster the credit markets.

To diversify inflation protection, we used inflation swaps to create an inflation overlay for the non-inflation-linked corporate and securitized securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (Consumer Price Index). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk. Overall, this strategy, combined with the portfolio’s TIPS, positioned the portfolio with greater sensitivity to inflation than the index. This strategy aided performance as inflation expectations soared.

Portfolio Positioning

Amid expanding COVID-19 vaccine availability and declining infection rates, we believe industry reopenings and the ongoing recovery, coupled with record fiscal spending, should promote a strong fundamental backdrop. We expect the Fed to remain accommodative, keeping interest rates ultralow in pursuit of labor market gains—even if those gains come at the expense of higher inflation. We expect the annual inflation rate to spike near term, due to base effects. Longer term, we believe the Fed’s average inflation targeting, record federal spending and deficits, a weaker U.S. dollar, supply chain constraints and onshoring trends will be key inflation drivers. In our view, this backdrop highlights continued value in inflation-linked securities.

Within our out-of-index spread sectors, we remain selective. We’re finding opportunities in the robust corporate new-issues market, favoring firms benefiting from reopening trends and stable cash flows. We are also finding value in the securitized sector, particularly securities tied to the strong U.S. housing and single-family rental markets.

Our outlook remains upbeat overall, but we’re monitoring lingering risks. New virus strains could lead to lockdowns and stall growth. There’s also a chance that political deadlock curtails federal spending and stifles growth and inflation expectations. Also, technology could overpower deglobalization trends and supply chain constraints, thwarting inflation.

6

Fund Characteristics

MARCH 31, 2021
Portfolio at a Glance
Average Duration (effective)	3.1 years
Weighted Average Life to Maturity	3.3 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	83.7%
Corporate Bonds	4.2%
Sovereign Governments and Agencies	3.6%
Asset-Backed Securities	2.9%
Collateralized Mortgage Obligations	2.1%
Collateralized Loan Obligations	1.7%
Commercial Mortgage-Backed Securities	—*
Temporary Cash Investments	1.7%
Other Assets and Liabilities	0.1%
*Category is less than 0.05% of total net assets.
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period(1) 10/1/20 - 3/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,029.30	$2.83	0.56%
I Class	$1,000	$1,029.60	$2.33	0.46%
Y Class	$1,000	$1,030.20	$1.82	0.36%
A Class	$1,000	$1,027.20	$4.09	0.81%
C Class	$1,000	$1,023.90	$7.87	1.56%
R Class	$1,000	$1,026.30	$5.35	1.06%
R5 Class	$1,000	$1,030.20	$1.82	0.36%
R6 Class	$1,000	$1,030.50	$1.57	0.31%
G Class	$1,000	$1,032.10	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,022.14	$2.82	0.56%
I Class	$1,000	$1,022.64	$2.32	0.46%
Y Class	$1,000	$1,023.14	$1.82	0.36%
A Class	$1,000	$1,020.89	$4.08	0.81%
C Class	$1,000	$1,017.15	$7.85	1.56%
R Class	$1,000	$1,019.65	$5.34	1.06%
R5 Class	$1,000	$1,023.14	$1.82	0.36%
R6 Class	$1,000	$1,023.39	$1.56	0.31%
G Class	$1,000	$1,024.88	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2021

	Principal Amount	Value
U.S. TREASURY SECURITIES — 83.7%
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/22(1)	$108,904,500	$112,008,997
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	232,771,604	244,163,453
U.S. Treasury Inflation Indexed Notes, 0.625%, 4/15/23	189,873,930	202,049,562
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	74,185,980	79,439,392
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	178,027,504	193,063,290
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/24	108,643,558	117,798,228
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	33,049,500	35,766,665
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/24	33,135,375	35,853,366
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25	395,872,180	430,144,058
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/25	97,219,200	105,282,607
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	58,461,650	64,429,927
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/25	127,025,640	138,438,487
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	130,454,280	145,124,864
U.S. Treasury Inflation Indexed Notes, 0.375%, 1/15/27	28,696,585	31,669,353
TOTAL U.S. TREASURY SECURITIES (Cost $1,840,208,305)		1,935,232,249
CORPORATE BONDS — 4.2%
Banks — 0.4%
Banco Santander SA, 2.75%, 5/28/25	2,770,000	2,897,016
Banco Santander SA, 1.85%, 3/25/26	3,600,000	3,594,803
Wells Fargo & Co., VRN, 2.19%, 4/30/26	3,345,000	3,454,324
		9,946,143
Biotechnology — 0.6%
AbbVie, Inc., 2.95%, 11/21/26	4,180,000	4,453,742
Gilead Sciences, Inc., 0.75%, 9/29/23	9,890,000	9,902,444
		14,356,186
Capital Markets — 0.4%
FS KKR Capital Corp., 3.40%, 1/15/26	5,465,000	5,424,132
Owl Rock Capital Corp., 3.40%, 7/15/26	4,520,000	4,582,552
		10,006,684
Diversified Telecommunication Services — 0.2%
Verizon Communications, Inc., 1.45%, 3/20/26	4,255,000	4,257,374
Equity Real Estate Investment Trusts (REITs) — 0.9%
Equinix, Inc., 5.375%, 5/15/27	2,808,000	3,020,299
Federal Realty Investment Trust, 3.95%, 1/15/24	4,350,000	4,724,108
SBA Tower Trust, 1.88%, 7/15/50(2)	11,023,000	11,171,150
Spirit Realty LP, 2.10%, 3/15/28	899,000	875,186
		19,790,743
Food and Staples Retailing — 0.1%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 2/15/23(2)	3,100,000	3,165,100
Gas Utilities — 0.2%
East Ohio Gas Co. (The), 1.30%, 6/15/25(2)	3,740,000	3,733,120
Health Care Equipment and Supplies — 0.2%
Stryker Corp., 1.15%, 6/15/25	3,580,000	3,577,483
Independent Power and Renewable Electricity Producers — 0.2%
TerraForm Power Operating LLC, 4.25%, 1/31/23(2)	4,350,000	4,499,531
10

		Principal Amount	Value
Media — 0.4%
WPP Finance 2010, 3.75%, 9/19/24		$9,000,000	$9,807,928
Oil, Gas and Consumable Fuels — 0.1%
Chevron Corp., 1.14%, 5/11/23		3,125,000	3,180,237
Pharmaceuticals — 0.5%
Elanco Animal Health, Inc., 4.91%, 8/27/21		1,950,000	1,970,719
Royalty Pharma plc, 1.20%, 9/2/25(2)		5,380,000	5,274,348
Viatris, Inc., 1.65%, 6/22/25(2)		2,940,000	2,953,321
			10,198,388
TOTAL CORPORATE BONDS (Cost $96,134,738)			96,518,917
SOVEREIGN GOVERNMENTS AND AGENCIES — 3.6%
Canada — 3.6%
Canadian Government Real Return Bond, 4.25%, 12/1/26 (Cost $83,693,412)	CAD	81,264,840	84,325,447
ASSET-BACKED SECURITIES — 2.9%
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(2)		$2,626,257	2,691,834
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class B, 3.24%, 5/25/29(2)		726,046	742,947
FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.97%, 10/19/37(2)		6,600,000	6,526,872
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(2)		1,143,155	1,173,420
Mosaic Solar Loan Trust, Series 2020-1A, Class A SEQ, 2.10%, 4/20/46(2)		2,406,210	2,435,250
Mosaic Solar Loan Trust, Series 2021-1A, Class A SEQ, 1.51%, 12/20/46(2)		9,100,000	8,932,552
MVW LLC, Series 2019-2A, Class A SEQ, 2.22%, 10/20/38(2)		5,361,272	5,477,302
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(2)		288,891	290,224
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(2)		523,243	529,394
Progress Residential Trust, Series 2018-SFR3, Class A SEQ, 3.88%, 10/17/35(2)		7,599,967	7,723,577
Progress Residential Trust, Series 2019-SFR2, Class A SEQ, 3.15%, 5/17/36(2)		6,301,134	6,453,927
Progress Residential Trust, Series 2019-SFR4, Class A SEQ, 2.69%, 10/17/36(2)		9,750,000	10,006,174
Progress Residential Trust, Series 2020-SFR1, Class B, 2.03%, 4/17/37(2)		4,900,000	4,929,371
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(2)		590,011	599,268
Sierra Timeshare Receivables Funding LLC, Series 2018-3A, Class B, 3.87%, 9/20/35(2)		1,263,227	1,314,612
Sierra Timeshare Receivables Funding LLC, Series 2019-1A, Class B, 3.42%, 1/20/36(2)		341,013	352,710
Towd Point Mortgage Trust, Series 2018-1, Class A1 SEQ, VRN, 3.00%, 1/25/58(2)		1,424,028	1,468,348
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(2)		2,360,070	2,465,562
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(2)		842,107	848,046
11

	Principal Amount	Value
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(2)	$1,965,658	$2,005,111
TOTAL ASSET-BACKED SECURITIES (Cost $66,229,255)		66,966,501
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.1%
Private Sponsor Collateralized Mortgage Obligations — 1.8%
Angel Oak Mortgage Trust I LLC, Series 2018-2, Class A2 SEQ, VRN, 3.78%, 7/27/48(2)	1,981,551	1,998,141
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.37%, (1-year H15T1Y plus 2.25%), 2/25/36	437,753	454,308
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A3 SEQ, 3.19%, 7/25/49(2)	2,497,791	2,552,046
Citigroup Mortgage Loan Trust, Series 2019-IMC1, Class A1, VRN, 2.72%, 7/25/49(2)	3,127,977	3,190,532
Credit Suisse Mortgage Capital Certificates, Series 2020-SPT1, Class A2 SEQ, 2.23%, 4/25/65(2)	7,300,000	7,421,354
Credit Suisse Mortgage Trust, Series 2019-NQM1, Class A1 SEQ, 2.66%, 10/25/59(2)	2,893,034	2,947,670
Credit Suisse Mortgage Trust, Series 2020-NQM1, Class A1 SEQ, 1.21%, 5/25/65(2)	1,562,055	1,570,360
GCAT Trust, Series 2019-NQM3, Class A3 SEQ, VRN, 3.04%, 11/25/59(2)	5,274,501	5,380,517
JPMorgan Mortgage Trust, Series 2006-A4, Class 3A1, VRN, 3.77%, 6/25/36	282,856	229,203
JPMorgan Mortgage Trust, Series 2006-S1, Class 1A2 SEQ, 6.50%, 4/25/36	239,115	246,329
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.18%, 11/21/34	10,081	10,192
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.79%, 2/25/35	80,416	81,105
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.45%, 7/25/34	531,432	547,750
Verus Securitization Trust, Series 2019-2, Class A1 SEQ, VRN, 3.21%, 5/25/59(2)	3,536,927	3,549,947
Verus Securitization Trust, Series 2019-4, Class A3, 3.00%, 11/25/59(2)	4,990,152	5,074,469
Verus Securitization Trust, Series 2020-4, Class A2 SEQ, 1.91%, 5/25/65(2)	5,567,874	5,644,597
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1 SEQ, 6.00%, 6/25/36	125,665	122,959
		41,021,479

12

	Principal Amount/Shares	Value
U.S. Government Agency Collateralized Mortgage Obligations — 0.3%
FHLMC, Series 2015-SC02, Class M3, VRN, 3.66%, 9/25/45	$3,206,760	$3,250,502
FNMA, Series 2014-C02, Class 1M2, VRN, 2.71%, (1-month LIBOR plus 2.60%), 5/25/24	1,073,962	1,059,824
FNMA, Series 2014-C02, Class 2M2, VRN, 2.71%, (1-month LIBOR plus 2.60%), 5/25/24	1,773,221	1,790,259
FNMA, Series 2014-C04, Class 2M2, VRN, 5.11%, (1-month LIBOR plus 5.00%), 11/25/24	964,100	975,764
FNMA, Series 2016-C03, Class 2M2, VRN, 6.01%, (1-month LIBOR plus 5.90%), 10/25/28	907,763	963,400
		8,039,749
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $48,694,869)		49,061,228
COLLATERALIZED LOAN OBLIGATIONS — 1.7%
AIMCO CLO, Series 2018-BA, Class B, VRN, 1.99%, (3-month LIBOR plus 1.75%), 1/15/32(2)	3,525,000	3,537,473
Anchorage Capital CLO Ltd., Series 2020-16A, Class B, VRN, 2.40%, (3-month LIBOR plus 2.20%), 10/20/31(2)	4,300,000	4,330,894
Bean Creek CLO Ltd., Series 2015-1A, Class BR, VRN, 1.67%, (3-month LIBOR plus 1.45%), 4/20/31(2)	3,750,000	3,739,791
KKR CLO Ltd., Series 2022A, Class B, VRN, 1.82%, (3-month LIBOR plus 1.60%), 7/20/31(2)	4,425,000	4,418,785
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 1.74%, (3-month LIBOR plus 1.50%), 4/15/31(2)	2,200,000	2,200,005
Octagon Investment Partners 24 Ltd., Series 2015-1A, Class BS, VRN, 2.12%, (3-month LIBOR plus 1.90%), 4/21/31(2)	3,800,000	3,817,398
OHA Credit Funding Ltd., Series 2020-7A, Class B, VRN, 1.92%, (3-month LIBOR plus 1.70%), 10/19/32(2)	4,500,000	4,510,361
Rockford Tower CLO Ltd., Series 2020-1A, Class B, VRN, 2.05%, (3-month LIBOR plus 1.80%), 1/20/32(2)	7,500,000	7,525,916
VOYA CLO, Series 2017-2A, Class A2A, VRN, 1.95%, (3-month LIBOR plus 1.71%), 6/7/30(2)	4,250,000	4,249,986
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $37,996,838)		38,330,609
COMMERCIAL MORTGAGE-BACKED SECURITIES†
BX Commercial Mortgage Trust, Series 2018-IND, Class A, VRN, 0.86%, (1-month LIBOR plus 0.75%), 11/15/35(2) (Cost $325,930)	326,715	327,115
TEMPORARY CASH INVESTMENTS — 1.7%
Credit Agricole Corporate and Investment Bank, 0.05%, 4/1/21 (LOC: Credit Agricole SA)(2)(3)	18,013,000	18,012,973
State Street Institutional U.S. Government Money Market Fund, Premier Class	688	688
Toronto-Dominion Bank (The), 0.05%, 4/7/21(2)(3)	$20,000,000	19,999,708
TOTAL TEMPORARY CASH INVESTMENTS (Cost $38,013,521)		38,013,369
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $2,211,296,868)		2,308,775,435
OTHER ASSETS AND LIABILITIES — 0.1%		3,447,216
TOTAL NET ASSETS — 100.0%		$2,312,222,651

13

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	85,490,977	CAD	107,408,299	Morgan Stanley	6/16/21	$14,024

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.06%	5/2/22	$22,000,000	$634	$(12,004)	$(11,370)
CPURNSA	Receive	2.07%	5/3/22	$40,000,000	744	(52,761)	(52,017)
CPURNSA	Receive	2.02%	5/4/22	$23,500,000	643	38,268	38,911
CPURNSA	Receive	1.93%	9/5/22	$18,000,000	(610)	269,224	268,614
CPURNSA	Receive	1.79%	8/26/23	$25,000,000	585	798,729	799,314
CPURNSA	Receive	2.18%	1/15/24	$50,000,000	670	687,550	688,220
CPURNSA	Receive	2.17%	1/19/24	$50,000,000	670	702,792	703,462
CPURNSA	Receive	2.21%	1/19/24	$20,000,000	568	255,944	256,512
CPURNSA	Receive	2.25%	2/1/24	$50,000,000	670	577,939	578,609
CPURNSA	Receive	2.25%	2/1/24	$25,000,000	585	290,664	291,249
CPURNSA	Receive	2.29%	2/8/24	$50,000,000	670	501,095	501,765
CPURNSA	Receive	1.71%	6/20/24	$30,000,000	(740)	876,157	875,417
CPURNSA	Receive	1.86%	7/30/24	$26,500,000	(715)	568,865	568,150
CPURNSA	Receive	1.86%	8/1/24	$23,700,000	(692)	512,843	512,151
CPURNSA	Receive	1.85%	8/1/24	$43,000,000	(848)	942,630	941,782
CPURNSA	Receive	1.67%	10/21/24	$45,000,000	(864)	1,547,018	1,546,154
CPURNSA	Receive	1.70%	11/26/24	$25,000,000	(703)	856,215	855,512
CPURNSA	Receive	1.79%	12/13/24	$16,000,000	(629)	463,087	462,458
CPURNSA	Receive	1.85%	8/26/25	$16,000,000	598	715,246	715,844
CPURNSA	Receive	2.00%	12/16/25	$15,000,000	592	458,020	458,612
CPURNSA	Receive	2.24%	1/11/26	$20,000,000	622	359,488	360,110
CPURNSA	Receive	2.24%	1/12/26	$20,000,000	622	352,787	353,409
CPURNSA	Receive	2.36%	2/9/26	$22,500,000	637	249,132	249,769
CPURNSA	Receive	2.36%	2/11/26	$20,000,000	622	213,098	213,720
CPURNSA	Receive	2.30%	2/24/26	$13,000,000	579	165,004	165,583
					$4,910	$12,337,030	$12,341,940

14

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
LOC	-	Letter of Credit
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $20,788,845.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $213,763,109, which represented 9.2% of total net assets. Of these securities, 1.2% of total net assets were deemed illiquid under policies approved by the Board of Trustees.
(3)The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.
15

Statement of Assets and Liabilities

MARCH 31, 2021
Assets
Investment securities, at value (cost of $2,211,296,868)	$2,308,775,435
Receivable for capital shares sold	1,305,456
Unrealized appreciation on forward foreign currency exchange contracts	14,024
Interest receivable	3,450,902
2,313,545,817

Liabilities
Payable for capital shares redeemed	679,785
Payable for variation margin on swap agreements	14,477
Accrued management fees	610,265
Distribution and service fees payable	18,639
1,323,166

Net Assets	$2,312,222,651

Net Assets Consist of:
Capital paid in	$2,213,944,098
Distributable earnings	98,278,553
$2,312,222,651

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$338,427,469	31,361,418	$10.79
I Class	$679,718,695	62,486,256	$10.88
Y Class	$15,006,033	1,378,768	$10.88
A Class	$38,361,039	3,591,109	$10.68*
C Class	$2,377,856	230,315	$10.32
R Class	$19,408,137	1,780,491	$10.90
R5 Class	$508,446,521	46,737,468	$10.88
R6 Class	$12,922,654	1,187,922	$10.88
G Class	$697,554,247	64,017,223	$10.90
*Maximum offering price $10.93 (net asset value divided by 0.9775).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED MARCH 31, 2021
Investment Income (Loss)
Income:
Interest	$30,705,792

Expenses:
Management fees	8,438,228
Distribution and service fees:
A Class	83,378
C Class	46,875
R Class	94,312
Trustees' fees and expenses	141,414
Other expenses	8,098
8,812,305
Fees waived - G Class	(1,667,735)
7,144,570

Net investment income (loss)	23,561,222

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	8,259,996
Forward foreign currency exchange contract transactions	(1,134,377)
Futures contract transactions	150,135
Swap agreement transactions	(2,459,156)
Foreign currency translation transactions	72,705
4,889,303

Change in net unrealized appreciation (depreciation) on:
Investments	104,807,818
Forward foreign currency exchange contracts	14,024
Swap agreements	30,396,795
Translation of assets and liabilities in foreign currencies	7,526
135,226,163

Net realized and unrealized gain (loss)	140,115,466

Net Increase (Decrease) in Net Assets Resulting from Operations	$163,676,688

See Notes to Financial Statements.
17

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2021 AND MARCH 31, 2020
Increase (Decrease) in Net Assets	March 31, 2021	March 31, 2020
Operations
Net investment income (loss)	$23,561,222	$39,037,319
Net realized gain (loss)	4,889,303	(4,027,700)
Change in net unrealized appreciation (depreciation)	135,226,163	(23,337,564)
Net increase (decrease) in net assets resulting from operations	163,676,688	11,672,055

Distributions to Shareholders
From earnings:
Investor Class	(3,794,674)	(10,573,869)
I Class	(4,149,384)	(2,992,390)
Y Class	(130,698)	(186,806)
A Class	(192,337)	(470,488)
C Class	(191)	(57,446)
R Class	(59,184)	(219,768)
R5 Class	(4,853,646)	(8,289,266)
R6 Class	(128,792)	(199,320)
G Class	(7,556,898)	(9,016,637)
Decrease in net assets from distributions	(20,865,804)	(32,005,990)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	609,940,160	(14,146,501)

Net increase (decrease) in net assets	752,751,044	(34,480,436)

Net Assets
Beginning of period	1,559,471,607	1,593,952,043
End of period	$2,312,222,651	$1,559,471,607

See Notes to Financial Statements.

18

Notes to Financial Statements

MARCH 31, 2021

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Inflation Protection Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to pursue total return using a strategy that seeks to protect against U.S. inflation.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a
19

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

20

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 25% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.
Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2021 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2625% to 0.3800%	0.2500% to 0.3100%	0.56%
I Class		0.1500% to 0.2100%	0.46%
Y Class		0.0500% to 0.1100%	0.36%
A Class		0.2500% to 0.3100%	0.56%
C Class		0.2500% to 0.3100%	0.56%
R Class		0.2500% to 0.3100%	0.56%
R5 Class		0.0500% to 0.1100%	0.36%
R6 Class		0.0000% to 0.0600%	0.31%
G Class		0.0000% to 0.0600%	0.00%(1)
(1)Effective annual management fee before waiver was 0.31%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2021 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

21

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments and in kind transactions, for the period ended March 31, 2021 totaled $1,030,868,330, of which $538,661,884 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2021 totaled $562,472,108, of which $238,249,196 represented U.S. Treasury and Government Agency obligations.

On August 25, 2020, the fund received investment securities and other financial instruments valued at $221,952,928 from a purchase in kind from other products managed by the fund's investment advisor. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2021		Year ended March 31, 2020
	Shares	Amount	Shares	Amount
Investor Class
Sold	20,385,947	$209,283,268	27,732,599	$285,287,737
Issued in reinvestment of distributions	358,857	3,749,375	1,035,523	10,562,334
Redeemed	(46,637,749)	(485,795,269)	(26,905,481)	(273,841,011)
	(25,892,945)	(272,762,626)	1,862,641	22,009,060
I Class
Sold	56,120,172	592,042,681	15,433,169	159,501,955
Issued in reinvestment of distributions	375,392	4,006,546	265,593	2,730,300
Redeemed	(8,920,028)	(95,001,421)	(19,082,674)	(197,349,981)
	47,575,536	501,047,806	(3,383,912)	(35,117,726)
Y Class
Sold	455,440	4,822,790	861,559	8,877,032
Issued in reinvestment of distributions	12,325	130,698	18,172	186,806
Redeemed	(128,824)	(1,363,792)	(278,655)	(2,888,711)
	338,941	3,589,696	601,076	6,175,127
A Class
Sold	1,509,490	15,761,150	1,908,713	19,349,546
Issued in reinvestment of distributions	9,522	99,339	26,375	266,383
Redeemed	(951,360)	(9,896,501)	(1,408,952)	(14,232,206)
	567,652	5,963,988	526,136	5,383,723
C Class
Sold	65,702	670,538	45,858	447,289
Issued in reinvestment of distributions	18	183	4,966	48,663
Redeemed	(520,653)	(5,242,552)	(1,199,787)	(11,769,350)
	(454,933)	(4,571,831)	(1,148,963)	(11,273,398)
R Class
Sold	729,348	7,747,319	1,082,156	11,188,462
Issued in reinvestment of distributions	5,512	59,009	20,699	213,616
Redeemed	(745,013)	(7,893,602)	(806,527)	(8,313,777)
	(10,153)	(87,274)	296,328	3,088,301

22

	Year ended March 31, 2021		Year ended March 31, 2020
	Shares	Amount	Shares	Amount
R5 Class
Sold	8,548,181	$89,868,697	9,930,616	$102,935,457
Issued in reinvestment of distributions	451,758	4,784,134	792,451	8,146,392
Redeemed	(3,658,450)	(38,599,820)	(6,307,923)	(63,999,450)
	5,341,489	56,053,011	4,415,144	47,082,399
R6 Class
Sold	772,545	8,156,563	585,004	6,030,686
Issued in reinvestment of distributions	10,925	115,677	16,191	166,280
Redeemed	(612,814)	(6,497,901)	(459,563)	(4,739,293)
	170,656	1,774,339	141,632	1,457,673
G Class
Sold	33,297,439	353,711,737	2,361,950	24,597,172
Issued in reinvestment of distributions	711,459	7,556,898	877,105	9,016,637
Redeemed	(3,957,595)	(42,335,584)	(8,448,721)	(86,565,469)
	30,051,303	318,933,051	(5,209,666)	(52,951,660)
Net increase (decrease)	57,687,546	$609,940,160	(1,899,584)	$(14,146,501)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$1,935,232,249	—
Corporate Bonds	—	96,518,917	—
Sovereign Governments and Agencies	—	84,325,447	—
Asset-Backed Securities	—	66,966,501	—
Collateralized Mortgage Obligations	—	49,061,228	—
Collateralized Loan Obligations	—	38,330,609	—
Commercial Mortgage-Backed Securities	—	327,115	—
Temporary Cash Investments	$688	38,012,681	—
	$688	$2,308,774,747	—
Other Financial Instruments
Swap Agreements	—	$12,405,327	—
Forward Foreign Currency Exchange Contracts	—	14,024	—
	—	$12,419,351	—

Liabilities
Other Financial Instruments
Swap Agreements	—	$63,387	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $38,489,333.

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Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $65,553,986.
Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $31,852,500 futures contracts sold.
Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $443,241,667.

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Value of Derivative Instruments as of March 31, 2021

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$14,024	Unrealized depreciation on forward foreign currency exchange contracts	—
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$14,477
		$14,024		$14,477

*Included in the unrealized appreciation (depreciation) on centrally cleared swap agreements, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(3,895,119)	Change in net unrealized appreciation (depreciation) on swap agreements	$1,476,102
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(1,134,377)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	14,024
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	150,135	Change in net unrealized appreciation (depreciation) on futures contracts	—
Other Contracts	Net realized gain (loss) on swap agreement transactions	1,435,963	Change in net unrealized appreciation (depreciation) on swap agreements	28,920,693
		$(3,443,398)		$30,410,819

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. However, LIBOR is expected to be phased out and the transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

9. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$20,865,804	$32,005,990
Long-term capital gains	—	—

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The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,211,489,463
Gross tax appreciation of investments	$98,235,281
Gross tax depreciation of investments	(949,309)
Net tax appreciation (depreciation) of investments	97,285,972
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	12,344,556
Net tax appreciation (depreciation)	$109,630,528
Undistributed ordinary income	$11,039,068
Accumulated short-term capital losses	$(4,198,642)
Accumulated long-term capital losses	$(18,192,401)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to excess premium amortization.
Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$10.01	0.09	0.78	0.87	(0.09)	$10.79	8.68%	0.57%	0.57%	0.95%	0.95%	29%	$338,427
2020	$10.11	0.21	(0.14)	0.07	(0.17)	$10.01	0.69%	0.57%	0.57%	2.13%	2.13%	50%	$572,935
2019	$10.16	0.15	0.03	0.18	(0.23)	$10.11	1.79%	0.57%	0.57%	1.49%	1.49%	31%	$559,790
2018	$10.31	0.16	(0.16)	—	(0.15)	$10.16	0.05%	0.57%	0.57%	1.52%	1.52%	31%	$622,940
2017	$10.14	0.17	0.04	0.21	(0.04)	$10.31	2.11%	0.57%	0.57%	1.69%	1.69%	48%	$578,775
I Class
2021	$10.09	0.10	0.79	0.89	(0.10)	$10.88	8.82%	0.47%	0.47%	1.05%	1.05%	29%	$679,719
2020	$10.19	0.23	(0.15)	0.08	(0.18)	$10.09	0.79%	0.47%	0.47%	2.23%	2.23%	50%	$150,405
2019	$10.24	0.15	0.04	0.19	(0.24)	$10.19	1.87%	0.47%	0.47%	1.59%	1.59%	31%	$186,378
2018(3)	$10.38	0.15	(0.13)	0.02	(0.16)	$10.24	0.22%	0.47%(4)	0.47%(4)	1.51%(4)	1.51%(4)	31%(5)	$157,963
Y Class
2021	$10.09	0.12	0.78	0.90	(0.11)	$10.88	8.92%	0.37%	0.37%	1.15%	1.15%	29%	$15,006
2020	$10.19	0.22	(0.13)	0.09	(0.19)	$10.09	0.89%	0.37%	0.37%	2.33%	2.33%	50%	$10,494
2019	$10.24	0.15	0.05	0.20	(0.25)	$10.19	1.98%	0.37%	0.37%	1.69%	1.69%	31%	$4,471
2018(3)	$10.38	0.18	(0.15)	0.03	(0.17)	$10.24	0.29%	0.37%(4)	0.37%(4)	1.76%(4)	1.76%(4)	31%(5)	$155

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2021	$9.91	0.07	0.76	0.83	(0.06)	$10.68	8.39%	0.82%	0.82%	0.70%	0.70%	29%	$38,361
2020	$10.01	0.18	(0.13)	0.05	(0.15)	$9.91	0.44%	0.82%	0.82%	1.88%	1.88%	50%	$29,951
2019	$10.06	0.11	0.04	0.15	(0.20)	$10.01	1.55%	0.82%	0.82%	1.24%	1.24%	31%	$24,988
2018	$10.21	0.13	(0.15)	(0.02)	(0.13)	$10.06	(0.21)%	0.82%	0.82%	1.27%	1.27%	31%	$24,073
2017	$10.04	0.15	0.04	0.19	(0.02)	$10.21	1.87%	0.82%	0.82%	1.44%	1.44%	48%	$46,885
C Class
2021	$9.59	(0.03)	0.76	0.73	—(6)	$10.32	7.62%	1.57%	1.57%	(0.05)%	(0.05)%	29%	$2,378
2020	$9.69	0.17	(0.20)	(0.03)	(0.07)	$9.59	(0.33)%	1.57%	1.57%	1.13%	1.13%	50%	$6,571
2019	$9.74	0.05	0.03	0.08	(0.13)	$9.69	0.80%	1.57%	1.57%	0.49%	0.49%	31%	$17,769
2018	$9.89	0.05	(0.15)	(0.10)	(0.05)	$9.74	(0.99)%	1.57%	1.57%	0.52%	0.52%	31%	$22,600
2017	$9.78	0.07	0.04	0.11	—	$9.89	1.12%	1.57%	1.57%	0.69%	0.69%	48%	$27,511
R Class
2021	$10.11	0.05	0.77	0.82	(0.03)	$10.90	8.15%	1.07%	1.07%	0.45%	0.45%	29%	$19,408
2020	$10.21	0.16	(0.14)	0.02	(0.12)	$10.11	0.18%	1.07%	1.07%	1.63%	1.63%	50%	$18,099
2019	$10.26	0.08	0.05	0.13	(0.18)	$10.21	1.26%	1.07%	1.07%	0.99%	0.99%	31%	$15,253
2018	$10.41	0.11	(0.16)	(0.05)	(0.10)	$10.26	(0.45)%	1.07%	1.07%	1.02%	1.02%	31%	$13,120
2017	$10.25	0.13	0.03	0.16	—	$10.41	1.56%	1.07%	1.07%	1.19%	1.19%	48%	$12,039

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2021	$10.09	0.12	0.78	0.90	(0.11)	$10.88	8.93%	0.37%	0.37%	1.15%	1.15%	29%	$508,447
2020	$10.19	0.24	(0.15)	0.09	(0.19)	$10.09	0.89%	0.37%	0.37%	2.33%	2.33%	50%	$417,564
2019	$10.24	0.16	0.04	0.20	(0.25)	$10.19	1.98%	0.37%	0.37%	1.69%	1.69%	31%	$376,691
2018	$10.39	0.18	(0.16)	0.02	(0.17)	$10.24	0.25%	0.37%	0.37%	1.72%	1.72%	31%	$339,844
2017	$10.22	0.19	0.04	0.23	(0.06)	$10.39	2.30%	0.37%	0.37%	1.89%	1.89%	48%	$664,148
R6 Class
2021	$10.09	0.12	0.78	0.90	(0.11)	$10.88	8.98%	0.32%	0.32%	1.20%	1.20%	29%	$12,923
2020	$10.19	0.25	(0.15)	0.10	(0.20)	$10.09	0.94%	0.32%	0.32%	2.38%	2.38%	50%	$10,261
2019	$10.24	0.16	0.04	0.20	(0.25)	$10.19	2.03%	0.32%	0.32%	1.74%	1.74%	31%	$8,920
2018	$10.38	0.18	(0.14)	0.04	(0.18)	$10.24	0.29%	0.32%	0.32%	1.77%	1.77%	31%	$8,280
2017	$10.22	0.20	0.03	0.23	(0.07)	$10.38	2.35%	0.32%	0.32%	1.94%	1.94%	48%	$199,340
G Class
2021	$10.10	0.18	0.77	0.95	(0.15)	$10.90	9.41%	0.01%	0.32%	1.51%	1.20%	29%	$697,554
2020	$10.20	0.29	(0.16)	0.13	(0.23)	$10.10	1.25%	0.01%	0.32%	2.69%	2.38%	50%	$343,192
2019	$10.25	0.22	0.01	0.23	(0.28)	$10.20	2.34%	0.01%	0.32%	2.05%	1.74%	31%	$399,692
2018(7)	$10.31	0.14	(0.07)	0.07	(0.13)	$10.25	0.66%	0.01%(4)	0.32%(4)	2.02%(4)	1.71%(4)	31%(5)	$468,758

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.
(6)Per-share amount was less than $0.005.
(7)July 28, 2017 (commencement of sale) through March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Short Duration Inflation Protection Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Inflation Protection Bond Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

32

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	CYS Investments, Inc. (2012-2017); Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	66	None
33

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	138	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

34

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

35

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.
37

Notes
38

Notes

39

Notes
40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92282 2105

Annual Report

March 31, 2021

Short Duration Strategic Income Fund
Investor Class (ASDVX)
I Class (ASDHX)
Y Class (ASYDX)
A Class (ASADX)
C Class (ASCDX)
R Class (ASDRX)
R5 Class (ASDJX)
R6 Class (ASXDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Soared, Bonds Moderated Amid Growing Economic Optimism

March 31 marked the end of a remarkable 12-month period, as the COVID-19 pandemic wreaked havoc on global economies, governments and society. In response, states issued unprecedented lockdown orders. Unemployment surged, corporate earnings plunged and second-quarter-2020 gross domestic product sank a record 31.4% (annualized). This triggered soaring demand for safe-haven assets.

Swift and significant action from the Federal Reserve and the federal government helped reignite investor confidence and bolster the economic backdrop. Riskier assets quickly rebounded from their early 2020 lows. The economy expanded a record 33.4% in the third quarter and continued to grow amid the gradual lifting of lockdowns and the emergency approval of vaccines.

Late in the reporting period, improving vaccine distributions, additional federal coronavirus aid and ongoing reopenings bolstered the economic and earnings outlooks. This improving backdrop combined with massive monetary and fiscal support helped fuel a 12-month gain of 56% for the S&P 500 Index. These same economic dynamics lifted longer-term inflation expectations and U.S. Treasury yields, pressuring investment-grade bond returns. After rallying through most of 2020, the Bloomberg Barclays U.S. Aggregate Bond Index gained less than 1% for the 12-month period.

A Return to Normalcy in Sight

The return to pre-pandemic life appears to be on the horizon, thanks largely to expanding vaccine availability. In addition, medical professionals continue to improve treatment protocols for those afflicted with the virus. Until the U.S. is fully reopened, investors still may face the effects of regional virus-related restrictions, economic and political uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ASDVX	9.74%	3.79%	2.61%	7/28/14
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	—	1.57%	2.00%	1.78%	—
I Class	ASDHX	9.73%	—	3.31%	4/10/17
Y Class	ASYDX	9.93%	—	3.42%	4/10/17
A Class	ASADX				7/28/14
No sales charge		9.46%	3.54%	2.36%
With sales charge		7.02%	3.08%	2.01%
C Class	ASCDX	8.65%	2.77%	1.59%	7/28/14
R Class	ASDRX	9.20%	3.28%	2.10%	7/28/14
R5 Class	ASDJX	9.84%	4.00%	2.82%	7/28/14
R6 Class	ASXDX	10.01%	4.06%	2.87%	7/28/14
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over Life of Class
$10,000 investment made July 28, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2021
Investor Class — $11,878

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index — $11,253

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.52%	0.42%	0.32%	0.77%	1.52%	1.02%	0.32%	0.27%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Jason Greenblath, Jeff Houston, Bob Gahagan, Brian Howell and Charles Tan

Performance Summary

Short Duration Strategic Income returned 9.74%* for the 12 months ended March 31, 2021, the best fiscal year return in the portfolio’s history. By comparison, the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index gained 1.57% for the same period. Fund returns reflect operating expenses, while index returns do not.

The reporting period began with the world scrambling to assess the impact of COVID-19. For bond investors, quick and aggressive monetary actions by the Federal Reserve (Fed) translated into solid gains, most notably in credit-sensitive securities. A record 31.4% decline (annualized) in U.S. second-quarter gross domestic product reflected the scope of the shutdowns and stay-at-home orders. But thanks to the Fed’s response and federal government aid, consumer confidence, consumer spending and manufacturing started rebounding shortly thereafter.

The U.S. economy roared back in the third quarter of 2020 with a record 33.4% expansion (annualized), and growth continued at a robust clip through the balance of the period. As bond investors’ risk appetites gradually increased, credit-sensitive assets advanced. Bolstered by $2.8 trillion worth of fiscal relief funds approved between late December and mid-March and emergency vaccine approval, economic outlooks further brightened. This optimism fueled a surge in Treasury yields and inflation expectations through the final months of the period. After starting the period at 0.68%, the 10-year Treasury yield ended March 2021 at 1.75%, including an 83-basis-point jump in the first quarter of 2021. More closely tied to the Fed’s key lending rate, the two-year Treasury yield dropped six basis points to 0.16% during the 12-month period.

The swift and substantial late-period rise in longer-term rates contributed to the worst quarterly return for U.S. Treasuries since 1980. As the yield curve steepened, Treasury losses were most acute at the long end. Against this backdrop, the portfolio benefited from our focus on diversified sources of income. Positions in investment-grade and high-yield corporate debt, securitized bonds and emerging markets debt rallied and drove the portfolio’s robust outperformance.
Corporate Bonds Were Strong Contributors

Our position in investment-grade and high-yield corporate bonds, which comprised approximately 45% of the portfolio on March 31, 2021, represented the main contributor to performance. Early in the period, we adopted a more defensive position within our corporate credit allocation. We also added select vaccine credits from companies poised to rebound on vaccine developments and economic reopenings. Overall, our holdings delivered strong results, benefiting from Fed and government efforts to stabilize credit markets and maintain liquidity.

As 2020 progressed, states reopened and vaccines became available. These influences helped economic data gather momentum and corporate fundamentals improve. We pared back exposure to investment-grade corporate credit as several holdings reached our valuation targets. We

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

subsequently increased exposure to high-yield corporates, where valuations were attractive and default rates were subsiding. This strategy added value, as high-yield corporates broadly outperformed investment-grade corporates for the 12-month period.

Securitized Sector Lifted Results

We maintained a sizable position in securitized bonds, which also contributed strongly to performance. Similar to our corporate holdings, positions in credit-sensitive securitized securities, particularly non-agency collateralized mortgage obligations and collateralized loan obligations (CLOs), benefited from Fed support and the improving economic backdrop. Early in the period, we reduced exposure to commercial mortgage-backed securities, given the pandemic’s negative effects on the commercial real estate market. Instead, we focused on securities tied to the robust U.S. housing industry.

Emerging Markets Bonds Added Value

Our out-of-index position in U.S. dollar-denominated emerging markets corporate and sovereign securities aided performance. For most of the period, emerging markets bonds rallied amid risk-on investing, improving commodities prices and a brighter global growth outlook.

Portfolio Positioning

Amid expanding COVID-19 vaccine availability and declining infection rates, we believe industry reopenings and the ongoing recovery, coupled with record fiscal spending, should promote a strong fundamental backdrop. We expect the Fed to remain accommodative, keeping interest rates ultralow in pursuit of labor market gains—even if those gains come at the expense of higher inflation.

We’re focusing on securities we believe will benefit from improving growth and declining default rates. We favor higher-yielding credit, particularly issues tied to reopening trends (movie theaters, airlines) and select emerging markets bonds. We’re adding floating-rate securities, including CLOs and bank loans, while reducing rate-sensitive preferred and hybrids securities.

While our outlook remains upbeat overall, we continue to monitor lingering risks. New virus strains could lead to lockdowns and stall growth. There’s also a chance that political deadlock curtails federal spending and stifles growth and inflation expectations. As always, we will continue to pursue a bottom-up approach to portfolio management, emphasizing stringent research and careful security selection.

6

Fund Characteristics

MARCH 31, 2021
Portfolio at a Glance
Average Duration (effective)	1.9 years
Weighted Average Life to Maturity	5.2 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	44.6%
Collateralized Mortgage Obligations	19.7%
Collateralized Loan Obligations	11.0%
U.S. Treasury Securities	6.4%
Asset-Backed Securities	5.1%
Exchange-Traded Funds	3.9%
Sovereign Governments and Agencies	3.1%
Preferred Stocks	2.9%
Bank Loan Obligations	1.5%
Temporary Cash Investments	4.2%
Other Assets and Liabilities	(2.4)%
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period(1) 10/1/20 - 3/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,029.10	$2.63	0.52%
I Class	$1,000	$1,029.60	$2.13	0.42%
Y Class	$1,000	$1,030.00	$1.62	0.32%
A Class	$1,000	$1,028.90	$3.89	0.77%
C Class	$1,000	$1,025.00	$7.67	1.52%
R Class	$1,000	$1,026.60	$5.15	1.02%
R5 Class	$1,000	$1,030.10	$1.62	0.32%
R6 Class	$1,000	$1,030.40	$1.37	0.27%
Hypothetical
Investor Class	$1,000	$1,022.34	$2.62	0.52%
I Class	$1,000	$1,022.84	$2.12	0.42%
Y Class	$1,000	$1,023.34	$1.61	0.32%
A Class	$1,000	$1,021.09	$3.88	0.77%
C Class	$1,000	$1,017.35	$7.65	1.52%
R Class	$1,000	$1,019.85	$5.14	1.02%
R5 Class	$1,000	$1,023.34	$1.61	0.32%
R6 Class	$1,000	$1,023.59	$1.36	0.27%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2021

	Principal Amount/Shares	Value
CORPORATE BONDS — 44.6%
Aerospace and Defense — 0.4%
Boeing Co. (The), 1.43%, 2/4/24	$1,260,000	$1,276,216
Airlines — 1.4%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	1,161,000	1,209,692
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.50%, 10/20/25(1)	1,516,000	1,619,134
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd., 5.75%, 1/20/26(1)	480,000	510,648
Southwest Airlines Co., 4.75%, 5/4/23	850,000	918,017
		4,257,491
Automobiles — 0.3%
Ford Motor Credit Co. LLC, 3.375%, 11/13/25	1,000,000	1,018,250
Banks — 6.7%
Banco Continental SAECA, 2.75%, 12/10/25(1)	600,000	591,642
Banco Santander SA, 1.85%, 3/25/26	800,000	798,845
Banistmo SA, 3.65%, 9/19/22	1,000,000	1,021,220
Bank of America Corp., MTN, VRN, 1.32%, 6/19/26	586,000	584,570
Barclays plc, 5.20%, 5/12/26	795,000	900,687
Barclays plc, VRN, 3.93%, 5/7/25	1,000,000	1,079,836
BBVA Bancomer SA, 1.875%, 9/18/25(1)	900,000	902,813
BNP Paribas SA, 4.375%, 9/28/25(1)	830,000	919,775
BPCE SA, 5.15%, 7/21/24(1)	650,000	728,097
BPCE SA, 4.50%, 3/15/25(1)	1,000,000	1,102,116
BPCE SA, VRN, 1.65%, 10/6/26(1)	380,000	379,522
CIT Group, Inc., VRN, 4.125%, 11/13/29	250,000	255,000
Citigroup, Inc., VRN, 3.11%, 4/8/26	490,000	523,453
Cooperatieve Rabobank UA, VRN, 1.11%, 2/24/27(1)	780,000	762,584
Credit Agricole SA, VRN, 1.25%, 1/26/27(1)	640,000	626,387
FNB Corp., 2.20%, 2/24/23	510,000	520,412
Huntington Bancshares, Inc., 4.35%, 2/4/23	1,070,000	1,138,438
Lloyds Banking Group plc, 3.90%, 3/12/24	760,000	825,780
Natwest Group plc, 4.80%, 4/5/26	1,000,000	1,135,145
Societe Generale SA, VRN, 1.49%, 12/14/26(1)	1,370,000	1,347,099
Truist Bank, VRN, 2.64%, 9/17/29	1,440,000	1,510,243
Truist Financial Corp., MTN, VRN, 1.27%, 3/2/27	1,100,000	1,087,404
UniCredit SpA, VRN, 2.57%, 9/22/26(1)	2,445,000	2,456,830
		21,197,898
Building Products — 0.3%
Builders FirstSource, Inc., 6.75%, 6/1/27(1)	894,000	963,285
Capital Markets — 4.9%
Ares Capital Corp., 2.15%, 7/15/26	2,470,000	2,407,131
Bain Capital Specialty Finance, Inc., 2.95%, 3/10/26	930,000	922,599
Blackstone Secured Lending Fund, 2.75%, 9/16/26(1)	805,000	800,821
FS KKR Capital Corp., 3.40%, 1/15/26	2,000,000	1,985,044
Golub Capital BDC, Inc., 2.50%, 8/24/26	1,730,000	1,694,151
LPL Holdings, Inc., 4.00%, 3/15/29(1)	480,000	484,200
Owl Rock Capital Corp., 3.40%, 7/15/26	1,770,000	1,794,495
10

	Principal Amount/Shares	Value
Owl Rock Technology Finance Corp., 4.75%, 12/15/25(1)	$1,780,000	$1,907,680
Owl Rock Technology Finance Corp., 3.75%, 6/17/26(1)	1,220,000	1,248,504
Prospect Capital Corp., 3.71%, 1/22/26	2,310,000	2,283,299
		15,527,924
Chemicals — 0.2%
MEGlobal Canada ULC, 5.00%, 5/18/25(1)	525,000	584,973
Communications Equipment — 0.6%
CommScope Technologies LLC, 5.00%, 3/15/27(1)	1,100,000	1,091,756
CommScope, Inc., 8.25%, 3/1/27(1)	770,000	824,866
		1,916,622
Construction and Engineering — 0.8%
GMR Hyderabad International Airport Ltd., 4.75%, 2/2/26(1)	900,000	902,649
IHS Netherlands Holdco BV, 7.125%, 3/18/25	1,400,000	1,471,744
		2,374,393
Consumer Finance — 2.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.30%, 1/23/23	161,000	166,971
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.875%, 1/16/24	325,000	353,828
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.45%, 4/3/26	1,695,000	1,835,901
Avolon Holdings Funding Ltd., 2.125%, 2/21/26(1)	1,450,000	1,387,579
Capital One Bank USA N.A., 3.375%, 2/15/23	1,100,000	1,155,954
Park Aerospace Holdings Ltd., 5.50%, 2/15/24(1)	1,550,000	1,685,996
Synchrony Financial, 4.25%, 8/15/24	710,000	772,797
		7,359,026
Containers and Packaging — 0.4%
Berry Global, Inc., 0.95%, 2/15/24(1)	1,300,000	1,294,689
Diversified Financial Services — 0.9%
Deutsche Bank AG (New York), VRN, 1.45%, 4/1/25(2)	460,000	460,175
Deutsche Bank AG (New York), VRN, 2.13%, 11/24/26	1,515,000	1,519,814
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 2/11/25(1)	1,000,000	1,010,830
		2,990,819
Diversified Telecommunication Services — 0.7%
AT&T, Inc., 1.70%, 3/25/26	1,750,000	1,750,217
Verizon Communications, Inc., 1.45%, 3/20/26	610,000	610,340
		2,360,557
Electric Utilities — 0.4%
DPL, Inc., 4.125%, 7/1/25(1)	200,000	212,134
Pacific Gas and Electric Co., 1.37%, 3/10/23	1,000,000	1,000,397
		1,212,531
Equity Real Estate Investment Trusts (REITs) — 4.4%
American Tower Corp., 3.375%, 10/15/26	610,000	660,162
EPR Properties, 5.25%, 7/15/23	815,000	857,506
EPR Properties, 4.75%, 12/15/26	328,000	345,071
EPR Properties, 4.95%, 4/15/28	487,000	501,841
Equinix, Inc., 5.375%, 5/15/27	2,100,000	2,258,771
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	1,100,000	1,237,197
Host Hotels & Resorts LP, 3.875%, 4/1/24	1,575,000	1,669,808
Host Hotels & Resorts LP, 4.50%, 2/1/26	550,000	595,796
Hudson Pacific Properties LP, 3.95%, 11/1/27	170,000	182,458
11

	Principal Amount/Shares	Value
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27	$2,083,000	$2,195,024
Omega Healthcare Investors, Inc., 4.50%, 1/15/25	1,110,000	1,200,895
Retail Properties of America, Inc., 4.00%, 3/15/25	639,000	669,714
SBA Tower Trust, 1.88%, 7/15/50(1)	1,594,000	1,615,423
		13,989,666
Health Care Equipment and Supplies — 0.5%
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 7.375%, 6/1/25(1)	1,530,000	1,647,772
Health Care Providers and Services — 1.0%
CHS / Community Health Systems, Inc., 6.625%, 2/15/25(1)	1,000,000	1,057,505
Tenet Healthcare Corp., 6.75%, 6/15/23	1,000,000	1,084,900
Universal Health Services, Inc., 5.00%, 6/1/26(1)	1,000,000	1,028,560
		3,170,965
Insurance — 2.5%
Athene Global Funding, 1.45%, 1/8/26(1)	3,445,000	3,392,671
GA Global Funding Trust, 1.625%, 1/15/26(1)	1,910,000	1,909,097
Protective Life Global Funding, 1.17%, 7/15/25(1)	650,000	642,908
SBL Holdings, Inc., 5.125%, 11/13/26(1)	1,015,000	1,085,484
SBL Holdings, Inc., VRN, 7.00%(1)(3)	785,000	757,525
		7,787,685
Internet and Direct Marketing Retail — 0.2%
Meituan, 2.125%, 10/28/25(1)	500,000	498,314
IT Services — 1.0%
Fidelity National Information Services, Inc., 1.15%, 3/1/26	1,540,000	1,515,296
Global Payments, Inc., 1.20%, 3/1/26	1,575,000	1,551,570
		3,066,866
Media — 4.2%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(1)	668,000	707,178
CSC Holdings LLC, 4.625%, 12/1/30(1)	1,135,000	1,117,975
Discovery Communications LLC, 4.90%, 3/11/26	1,395,000	1,590,993
DISH DBS Corp., 5.00%, 3/15/23	1,720,000	1,796,540
Sinclair Television Group, Inc., 5.875%, 3/15/26(1)	1,505,000	1,536,695
Sirius XM Radio, Inc., 5.00%, 8/1/27(1)	1,527,000	1,604,137
TEGNA, Inc., 4.625%, 3/15/28	798,000	813,461
ViacomCBS, Inc., 3.70%, 8/15/24	1,299,000	1,409,059
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(1)	1,250,000	1,273,125
WPP Finance 2010, 3.75%, 9/19/24	1,260,000	1,373,110
		13,222,273
Metals and Mining — 0.3%
HTA Group Ltd., 7.00%, 12/18/25(1)	1,025,000	1,092,599
Multiline Retail — 0.4%
Kohl's Corp., 3.25%, 2/1/23	223,000	231,053
Nordstrom, Inc., 2.30%, 4/8/24(1)(2)	1,000,000	1,001,861
		1,232,914
Oil, Gas and Consumable Fuels — 2.6%
Energean Israel Finance Ltd., 4.50%, 3/30/24(1)	745,000	751,974
Geopark Ltd., 6.50%, 9/21/24	1,000,000	1,036,845
Hess Corp., 3.50%, 7/15/24	668,000	705,364
HollyFrontier Corp., 2.625%, 10/1/23	750,000	773,261
Medco Bell Pte Ltd., 6.375%, 1/30/27(1)	1,200,000	1,208,280
12

	Principal Amount/Shares	Value
Petroleos Mexicanos, 4.875%, 1/24/22	$1,410,000	$1,438,792
Saudi Arabian Oil Co., 1.25%, 11/24/23(1)	700,000	705,084
Saudi Arabian Oil Co., MTN, 2.75%, 4/16/22	900,000	922,631
Southwestern Energy Co., 4.10%, 3/15/22	700,000	702,460
		8,244,691
Pharmaceuticals — 0.2%
Horizon Therapeutics USA, Inc., 5.50%, 8/1/27(1)	700,000	748,433
Real Estate Management and Development — 0.9%
Realogy Group LLC / Realogy Co-Issuer Corp., 4.875%, 6/1/23(1)	900,000	926,438
Realogy Group LLC / Realogy Co-Issuer Corp., 5.75%, 1/15/29(1)	1,839,000	1,816,012
		2,742,450
Road and Rail — 0.8%
Ashtead Capital, Inc., 4.125%, 8/15/25(1)	600,000	616,998
DAE Funding LLC, 2.625%, 3/20/25(1)	1,910,000	1,927,049
		2,544,047
Semiconductors and Semiconductor Equipment — 1.4%
Broadcom, Inc., 3.46%, 9/15/26	1,370,000	1,471,046
Micron Technology, Inc., 4.64%, 2/6/24	2,600,000	2,864,957
		4,336,003
Technology Hardware, Storage and Peripherals — 1.3%
Dell International LLC / EMC Corp., 4.90%, 10/1/26(1)	1,390,000	1,577,692
EMC Corp., 3.375%, 6/1/23	1,635,000	1,688,775
NCR Corp., 5.125%, 4/15/29(1)(2)	780,000	787,317
		4,053,784
Thrifts and Mortgage Finance — 0.3%
PennyMac Financial Services, Inc., 5.375%, 10/15/25(1)	805,000	835,429
Trading Companies and Distributors — 1.5%
Aircastle Ltd., 5.25%, 8/11/25(1)	2,926,000	3,197,784
BOC Aviation Ltd., 3.25%, 4/29/25(1)	1,550,000	1,628,415
		4,826,199
Transportation Infrastructure — 0.4%
Adani Ports & Special Economic Zone Ltd., 3.375%, 7/24/24	1,100,000	1,153,624
Wireless Telecommunication Services — 0.4%
Kenbourne Invest SA, 6.875%, 11/26/24(1)	1,000,000	1,066,250
T-Mobile USA, Inc., 2.625%, 4/15/26	141,000	143,915
		1,210,165
TOTAL CORPORATE BONDS (Cost $139,968,953)		140,738,553
COLLATERALIZED MORTGAGE OBLIGATIONS — 19.7%
Private Sponsor Collateralized Mortgage Obligations — 13.5%
Angel Oak Mortgage Trust, Series 2019-3, Class M1, VRN, 3.35%, 5/25/59(1)	1,092,000	1,093,416
Angel Oak Mortgage Trust, Series 2019-5, Class A3, VRN, 2.92%, 10/25/49(1)	694,174	702,920
Angel Oak Mortgage Trust I LLC, Series 2019-4, Class A3 SEQ, VRN, 3.30%, 7/26/49(1)	653,615	662,023
Arroyo Mortgage Trust, Series 2020-1, Class M1, 4.28%, 3/25/55(1)	1,250,000	1,317,375
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 3.58%, 6/25/34	16,568	16,922
13

	Principal Amount/Shares	Value
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.37%, (1-year H15T1Y plus 2.25%), 2/25/36	$9,980	$10,357
Bellemeade Re Ltd., Series 2017-1, Class B1 SEQ, VRN, 4.86%, (1-month LIBOR plus 4.75%), 10/25/27(1)	1,500,000	1,514,896
Bellemeade Re Ltd., Series 2017-1, Class M2, VRN, 3.46%, (1-month LIBOR plus 3.35%), 10/25/27(1)	575,759	575,981
Bellemeade Re Ltd., Series 2020-4A, Class M2B, VRN, 3.71%, (1-month LIBOR plus 3.60%), 6/25/30(1)	1,700,000	1,698,240
Bunker Hill Loan Depositary Trust, Series 2019-2, Class M1, 3.67%, 7/25/49(1)	2,200,000	2,232,289
Bunker Hill Loan Depositary Trust, Series 2020-1, Class A2 SEQ, VRN, 2.60%, 2/25/55(1)	1,200,000	1,225,363
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.19%, 8/25/34	36,240	37,119
COLT Mortgage Loan Trust, Series 2020-2, Class M1, VRN, 5.25%, 3/25/65(1)	1,200,000	1,280,709
Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 2M2, VRN, 3.76%, (1-month LIBOR plus 3.65%), 2/25/40(1)	950,000	961,278
Credit Suisse Mortgage Trust, Series 2017-HL1, Class A3 SEQ, VRN, 3.50%, 6/25/47(1)	365	365
Deephaven Residential Mortgage Trust, Series 2020-1, Class B1, VRN, 3.66%, 1/25/60(1)	1,375,000	1,412,233
Eagle RE Ltd., Series 2018-1, Class M2, VRN, 3.11%, (1-month LIBOR plus 3.00%), 11/25/28(1)	1,200,000	1,212,120
Eagle RE Ltd., Series 2020-2, Class M1B, VRN, 4.11%, (1-month LIBOR plus 4.00%), 10/25/30(1)	840,000	853,778
Ellington Financial Mortgage Trust, Series 2020-1, Class M1, VRN, 5.24%, 5/25/65(1)	1,000,000	1,063,011
Flagstar Mortgage Trust, Series 2017-1, Class 1A5 SEQ, VRN, 3.50%, 3/25/47(1)	99,018	99,039
GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class M1, VRN, 3.29%, 9/27/60(1)	1,600,000	1,621,879
Home RE Ltd., Series 2020-1, Class B1, VRN, 7.11%, (1-month LIBOR plus 7.00%), 10/25/30(1)	1,275,000	1,343,865
Home RE Ltd., Series 2021-1, Class M2, VRN, 2.96%, (1-month LIBOR plus 2.85%), 7/25/33(1)	1,550,000	1,552,248
Homeward Opportunities Fund I Trust, Series 2019-3, Class A3 SEQ, VRN, 3.03%, 11/25/59(1)	1,070,625	1,080,902
Homeward Opportunities Fund I Trust, Series 2019-3, Class M1, VRN, 3.52%, 11/25/59(1)	1,115,000	1,127,408
J.P. Morgan Wealth Management, Series 2021-CL1, Class M5, VRN, 3.67%, (SOFR plus 3.65%), 3/25/51(1)	876,230	880,422
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.79%, 2/25/35	16,083	16,271
MFA Trust, Series 2020-NQM1, Class A3 SEQ, VRN, 2.30%, 8/25/49(1)	628,650	640,141
MFA Trust, Series 2020-NQM3, Class M1, VRN, 2.65%, 1/26/65(1)	1,650,000	1,664,828
New Residential Mortgage Loan Trust, Series 2020-NQM2, Class M1 SEQ, VRN, 3.89%, 5/24/60(1)	1,000,000	1,041,157
Oaktown Re V Ltd., Series 2020-2A, Class M2, VRN, 5.36%, (1-month LIBOR plus 5.25%), 10/25/30(1)	1,250,000	1,276,743
Radnor RE Ltd., Series 2019-1, Class B1, VRN, 4.56%, (1-month LIBOR plus 4.45%), 2/25/29(1)	1,950,000	1,968,550
Residential Mortgage Loan Trust, Series 2020-2, Class M1 SEQ, VRN, 3.57%, 5/25/60(1)	1,800,000	1,858,662
14

	Principal Amount/Shares	Value
Traingle RE Ltd., Series 2020-1, Class M2, VRN, 5.71%, (1-month LIBOR plus 5.60%), 10/25/30(1)	$670,000	$691,967
Traingle RE Ltd., Series 2021-1, Class M2, VRN, 4.01%, (1-month LIBOR plus 3.90%), 8/25/33(1)	850,000	852,206
Verus Securitization Trust, Series 2019-4, Class M1, VRN, 3.21%, 11/25/59(1)	1,050,000	1,068,169
Verus Securitization Trust, Series 2020-2, Class M1, VRN, 5.36%, 5/25/60(1)	1,225,000	1,310,311
Verus Securitization Trust, Series 2020-4, Class A3 SEQ, VRN, 2.32%, 5/25/65(1)	907,357	923,670
Verus Securitization Trust, Series 2020-INV1, Class M1 SEQ, VRN, 5.50%, 3/25/60(1)	1,450,000	1,566,530
Vista Point Securitization Trust, Series 2020-1, Class B1, VRN, 5.375%, 3/25/65(1)	1,000,000	1,046,676
Vista Point Securitization Trust, Series 2020-2, Class M1 SEQ, VRN, 3.40%, 4/25/65(1)	1,000,000	1,016,325
		42,518,364
U.S. Government Agency Collateralized Mortgage Obligations — 6.2%
FHLMC, Series 2013-DN2, Class M2, VRN, 4.36%, (1-month LIBOR plus 4.25%), 11/25/23	1,155,265	1,156,212
FHLMC, Series 2014-DN2, Class M3, VRN, 3.71%, (1-month LIBOR plus 3.60%), 4/25/24	662,922	662,134
FHLMC, Series 2014-DN3, Class M3, VRN, 4.11%, (1-month LIBOR plus 4.00%), 8/25/24	89,249	90,921
FHLMC, Series 2014-DN4, Class M3, VRN, 4.66%, (1-month LIBOR plus 4.55%), 10/25/24	173,413	177,201
FHLMC, Series 2016-DNA3, Class M3, VRN, 5.11%, (1-month LIBOR plus 5.00%), 12/25/28	458,520	484,351
FHLMC, Series 2016-HQA4, Class M3, VRN, 4.01%, (1-month LIBOR plus 3.90%), 4/25/29	931,492	967,107
FHLMC, Series 2018-DNA3, Class B1, VRN, 4.01%, (1-month LIBOR plus 3.90%), 9/25/48	650,000	665,134
FHLMC, Series 2018-HRP2, Class B1, VRN, 4.31%, (1-month LIBOR plus 4.20%), 2/25/47(1)	550,000	564,169
FHLMC, Series 2019-DNA1, Class B1, VRN, 4.76%, (1-month LIBOR plus 4.65%), 1/25/49(1)	700,000	720,240
FHLMC, Series 2019-DNA3, Class B1, VRN, 3.36%, (1-month LIBOR plus 3.25%), 7/25/49(1)	550,000	553,330
FHLMC, Series 2019-FTR2, Class M2, VRN, 2.26%, (1-month LIBOR plus 2.15%), 11/25/48(1)	550,573	548,075
FHLMC, Series 2020-DNA3, Class B1, VRN, 5.21%, (1-month LIBOR plus 5.10%), 6/25/50(1)	1,300,000	1,351,315
FHLMC, Series 2020-DNA5, Class B1, VRN, 4.82%, (SOFR plus 4.80%), 10/25/50(1)	840,000	879,633
FHLMC, Series 2020-DNA6, Class B1, VRN, 3.02%, (SOFR plus 3.00%), 12/25/50(1)	1,000,000	993,730
FHLMC, Series 2020-HQA3, Class M2, VRN, 3.71%, (1-month LIBOR plus 3.60%), 7/25/50(1)	243,201	246,427
FNMA, Series 2014-C01, Class M2, VRN, 4.51%, (1-month LIBOR plus 4.40%), 1/25/24	2,077,937	2,131,907
FNMA, Series 2014-C02, Class 1M2, VRN, 2.71%, (1-month LIBOR plus 2.60%), 5/25/24	1,056,063	1,042,160
FNMA, Series 2014-C03, Class 1M2, VRN, 3.11%, (1-month LIBOR plus 3.00%), 7/25/24	2,659,138	2,631,593
15

	Principal Amount/Shares	Value
FNMA, Series 2014-C04, Class 1M2, VRN, 5.01%, (1-month LIBOR plus 4.90%), 11/25/24	$174,631	$180,573
FNMA, Series 2016-55, Class PI, IO, 4.00%, 8/25/46	2,449,889	447,671
FNMA, Series 2016-C03, Class 2M2, VRN, 6.01%, (1-month LIBOR plus 5.90%), 10/25/28	22,694	24,085
FNMA, Series 2016-C04, Class 1M2, VRN, 4.36%, (1-month LIBOR plus 4.25%), 1/25/29	907,543	947,843
FNMA, Series 2017-7, Class AI, IO, 6.00%, 2/25/47	1,843,009	394,542
FNMA, Series 2017-C05, Class 1M2C, VRN, 2.31%, (1-month LIBOR plus 2.20%), 1/25/30	1,550,000	1,555,188
FNMA, Series 413, Class C27, IO, 4.00%, 7/25/42	2,316,101	338,061
		19,753,602
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $61,159,018)		62,271,966
COLLATERALIZED LOAN OBLIGATIONS — 11.0%
Aimco CLO 12 Ltd., Series 2020-12A, Class C, VRN, 2.38%, (3-month LIBOR plus 2.15%), 1/17/32(1)	1,700,000	1,709,896
Anchorage Credit Opportunities CLO 1 Ltd., Series 2019-1A, Class B1, VRN, 3.12%, (3-month LIBOR plus 2.90%), 1/20/32(1)	1,000,000	1,006,774
Apidos CLO XXXIV, Series 2020-34A, Class C, VRN, 2.54%, (3-month LIBOR plus 2.30%), 1/20/33(1)	1,775,000	1,784,269
ARES LII CLO Ltd., Series 2019-52A, Class D, VRN, 4.17%, (3-month LIBOR plus 3.95%), 4/22/31(1)	2,150,000	2,161,080
Ares LVI CLO Ltd., Series 2020-56A, Class D1, VRN, 3.96%, (3-month LIBOR plus 3.75%), 10/25/31(1)	750,000	756,964
Ares XLIII CLO Ltd., Series 2017-43A, Class B, VRN, 1.99%, (3-month LIBOR plus 1.75%), 10/15/29(1)	1,600,000	1,603,645
Ares XLIX CLO Ltd., Series 2018-49A, Class C, VRN, 2.17%, (3-month LIBOR plus 1.95%), 7/22/30(1)	2,675,000	2,650,011
ARES XLVII CLO Ltd., Series 2018-47A, Class C, VRN, 1.99%, (3-month LIBOR plus 1.75%), 4/15/30(1)	1,300,000	1,299,996
CBAM Ltd., Series 2018-5A, Class B1, VRN, 1.62%, (3-month LIBOR plus 1.40%), 4/17/31(1)	1,000,000	997,309
Cook Park CLO Ltd., Series 2018-1A, Class C, VRN, 1.97%, (3-month LIBOR plus 1.75%), 4/17/30(1)	2,175,000	2,175,784
Elmwood CLO IV Ltd., Series 2020-1A, Class D, VRN, 3.39%, (3-month LIBOR plus 3.15%), 4/15/33(1)	1,000,000	1,006,638
Goldentree Loan Management US CLO Ltd., Series 2019-6A, Class B1, VRN, 2.12%, (3-month LIBOR plus 1.90%), 1/20/33(1)	1,250,000	1,261,935
Kayne CLO 7 Ltd., Series 2020-7A, Class E, VRN, 6.72%, (3-month LIBOR plus 6.50%), 4/17/33(1)	660,175	660,956
Magnetite XXIII Ltd., Series 2019-23A, Class D, VRN, 3.82%, (3-month LIBOR plus 3.60%), 10/25/32(1)	2,725,000	2,749,745
Magnetite XXIV Ltd., Series 2019-24A, Class B, VRN, 2.09%, (3-month LIBOR plus 1.85%), 1/15/33(1)	650,000	655,754
Magnetite XXIV Ltd., Series 2019-24A, Class C, VRN, 2.79%, (3-month LIBOR plus 2.55%), 1/15/33(1)	325,000	325,212
OHA Credit Funding 7 Ltd., Series 2020-7A, Class D, VRN, 3.875%, (3-month LIBOR plus 3.65%), 10/19/32(1)	750,000	756,455
Park Avenue Institutional Advisers CLO Ltd., Series 2018-1A, Class C, VRN, 3.55%, (3-month LIBOR plus 3.33%), 10/20/31(1)	2,150,000	2,111,026
Reese Park CLO Ltd., Series 2020-1A, Class C1, VRN, 2.69%, (3-month LIBOR plus 2.45%), 10/15/32(1)	1,500,000	1,502,573
Rockford Tower CLO Ltd., Series 2017-3A, Class D, VRN, 2.87%, (3-month LIBOR plus 2.65%), 10/20/30(1)	800,000	790,710
16

	Principal Amount/Shares	Value
Rockford Tower CLO Ltd., Series 2018-1A, Class D, VRN, 3.18%, (3-month LIBOR plus 3.00%), 5/20/31(1)	$1,000,000	$976,498
Rockford Tower CLO Ltd., Series 2020-1A, Class C, VRN, 2.60%, (3-month LIBOR plus 2.35%), 1/20/32(1)	700,000	700,752
Silver Creek CLO Ltd., Series 2014-1A, Class DR, VRN, 3.57%, (3-month LIBOR plus 3.35%), 7/20/30(1)	750,000	749,990
Stewart Park CLO Ltd., Series 2015-1A, Class CR, VRN, 2.04%, (3-month LIBOR plus 1.80%), 1/15/30(1)	1,500,000	1,496,323
VOYA CLO, Series 2017-2A, Class A2A, VRN, 1.95%, (3-month LIBOR plus 1.71%), 6/7/30(1)	1,100,000	1,099,996
VOYA CLO, Series 2017-2A, Class B, VRN, 2.59%, (3-month LIBOR plus 2.35%), 6/7/30(1)	1,725,000	1,730,484
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $34,577,986)		34,720,775
U.S. TREASURY SECURITIES — 6.4%
U.S. Treasury Notes, 0.25%, 4/15/23(4)	200,000	200,328
U.S. Treasury Notes, 0.125%, 5/15/23	500,000	499,414
U.S. Treasury Notes, 0.25%, 6/15/23	2,000,000	2,002,578
U.S. Treasury Notes, 0.125%, 12/15/23(4)	4,000,000	3,982,812
U.S. Treasury Notes, 0.25%, 3/15/24	8,500,000	8,477,754
U.S. Treasury Notes, 1.50%, 9/30/24	5,000,000	5,173,340
TOTAL U.S. TREASURY SECURITIES (Cost $20,340,586)		20,336,226
ASSET-BACKED SECURITIES — 5.1%
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(1)	140,525	144,034
BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class A SEQ, 3.28%, 9/26/33(1)	374,992	393,132
FirstKey Homes Trust, Series 2020-SFR1, Class B, 1.74%, 9/17/25(1)	1,225,000	1,220,067
FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.67%, 10/19/37(1)	1,500,000	1,520,035
Hertz Fleet Lease Funding LP, Series 2017-1, Class A1, VRN, 0.76%, (1-month LIBOR plus 0.65%), 4/10/31(1)	28,743	28,758
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(1)	685,345	703,489
Hilton Grand Vacations Trust, Series 2018-AA, Class B, 3.70%, 2/25/32(1)	413,388	433,858
Hilton Grand Vacations Trust, Series 2019-AA, Class B, 2.54%, 7/25/33(1)	587,890	602,835
MVW LLC, Series 2019-2A, Class B, 2.44%, 10/20/38(1)	840,325	855,208
MVW LLC, Series 2020-1A, Class A SEQ, 1.74%, 10/20/37(1)	1,008,453	1,026,967
MVW Owner Trust, Series 2018-1A, Class B, 3.60%, 1/21/36(1)	115,549	119,947
Progress Residential Trust, Series 2017-SFR1, Class E, 4.26%, 8/17/34(1)	1,300,000	1,313,150
Progress Residential Trust, Series 2018-SFR3, Class B, 4.08%, 10/17/35(1)	400,000	404,927
Progress Residential Trust, Series 2019-SFR2, Class B, 3.45%, 5/17/36(1)	900,000	916,855
Progress Residential Trust, Series 2019-SFR3, Class B, 2.57%, 9/17/36(1)	1,750,000	1,770,593
Progress Residential Trust, Series 2020-SFR2, Class D, 3.87%, 6/17/37(1)	1,250,000	1,290,385
17

	Principal Amount/Shares	Value
Progress Residential Trust, Series 2021-SFR1, Class E, 2.11%, 4/17/38(1)	$400,000	$392,855
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class B, 3.65%, 6/20/35(1)	79,192	81,874
Sierra Timeshare Receivables Funding LLC, Series 2019-1A, Class A SEQ, 3.20%, 1/20/36(1)	189,452	196,652
Sierra Timeshare Receivables Funding LLC, Series 2019-1A, Class B, 3.42%, 1/20/36(1)	303,123	313,520
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class D, 4.54%, 5/20/36(1)	442,106	442,766
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class D, 4.18%, 8/20/36(1)	307,112	311,947
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(1)	196,566	200,511
VSE VOI Mortgage LLC, Series 2017-A, Class B, 2.63%, 3/20/35(1)	40,951	41,509
VSE VOI Mortgage LLC, Series 2018-A, Class A SEQ, 3.56%, 2/20/36(1)	1,209,971	1,277,101
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(1)	50,415	52,930
TOTAL ASSET-BACKED SECURITIES (Cost $15,827,286)		16,055,905
EXCHANGE-TRADED FUNDS — 3.9%
SPDR Blackstone Senior Loan ETF	179,330	8,202,554
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	152,528	4,168,590
TOTAL EXCHANGE-TRADED FUNDS (Cost $12,287,455)		12,371,144
SOVEREIGN GOVERNMENTS AND AGENCIES — 3.1%
Brazil — 0.4%
Brazilian Government International Bond, 6.00%, 4/7/26	$1,200,000	1,379,538
Dominican Republic — 0.4%
Dominican Republic International Bond, 6.875%, 1/29/26	1,000,000	1,163,000
Egypt — 0.3%
Egypt Government International Bond, 6.125%, 1/31/22	1,000,000	1,029,524
Namibia — 0.5%
Namibia International Bonds, 5.25%, 10/29/25	1,400,000	1,465,148
Oman — 0.7%
Oman Government International Bond, 4.125%, 1/17/23	1,250,000	1,281,849
Oman Government International Bond, 4.75%, 6/15/26	800,000	822,844
		2,104,693
South Africa — 0.5%
Republic of South Africa Government International Bond, 4.875%, 4/14/26	1,400,000	1,474,270
Trinidad — 0.3%
Trinidad & Tobago Government International Bond, 4.50%, 8/4/26	1,000,000	1,057,510
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $9,620,532)		9,673,683
PREFERRED STOCKS — 2.9%
Banks — 1.4%
Banco do Brasil SA, 6.25%	800,000	788,240
BNP Paribas SA, 4.625%(1)	710,000	707,337
Citigroup, Inc., 3.875%	1,520,000	1,516,702
18

	Principal Amount/Shares	Value
JPMorgan Chase & Co., 4.60%	1,230,000	$1,245,375
		4,257,654
Capital Markets — 0.6%
Charles Schwab Corp. (The), Series H, 4.00%	900,000	885,825
Charles Schwab Corp. (The), Series I, 4.00%	1,075,000	1,093,598
		1,979,423
Consumer Finance — 0.2%
Discover Financial Services, 5.50%	564,000	587,434
Oil, Gas and Consumable Fuels — 0.2%
BP Capital Markets plc, 4.375%	600,000	636,180
Trading Companies and Distributors — 0.5%
Air Lease Corp., 4.65%	1,660,000	1,643,400
TOTAL PREFERRED STOCKS (Cost $9,065,264)		9,104,091
BANK LOAN OBLIGATIONS(5) — 1.5%
Food Products — 0.3%
United Natural Foods, Inc., Term Loan B, 3.61%, (1-month LIBOR plus 3.50%), 10/22/25	$874,957	875,618
Health Care Equipment and Supplies — 0.2%
Avantor Funding, Inc., USD Term Loan B3, 2.36%, (1-month LIBOR plus 2.25%), 11/21/24	624,373	625,543
Health Care Providers and Services — 0.4%
Change Healthcare Holdings LLC, 2017 Term Loan B, 3/1/24(6)	1,111,000	1,111,061
Pharmaceuticals — 0.6%
Bausch Health Companies Inc., 2018 Term Loan B, 3.11%, (1-month LIBOR plus 3.00%), 6/2/25	970,705	968,774
Horizon Therapeutics USA Inc., 2021 Term Loan B, 2.50%, (3-month LIBOR plus 2.00%), 2/26/28	1,008,000	1,006,488
		1,975,262
TOTAL BANK LOAN OBLIGATIONS (Cost $4,569,829)		4,587,484
TEMPORARY CASH INVESTMENTS — 4.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 2.50%, 11/30/21 - 2/15/46, valued at $2,433,733), in a joint trading account at 0.01%, dated 3/31/21, due 4/1/21 (Delivery value $2,385,931)		2,385,930
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.75%, 3/31/26, valued at $8,114,184), at 0.00%, dated 3/31/21, due 4/1/21 (Delivery value $7,955,000)		7,955,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,086,311	3,086,311
TOTAL TEMPORARY CASH INVESTMENTS (Cost $13,427,241)		13,427,241
TOTAL INVESTMENT SECURITIES — 102.4% (Cost $320,844,150)		323,287,068
OTHER ASSETS AND LIABILITIES — (2.4)%		(7,630,534)
TOTAL NET ASSETS — 100.0%		$315,656,534

19

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	315	June 2021	$69,528,867	$(46,920)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 5-Year Notes	434	June 2021	$53,554,922	$222,185
U.S. Treasury 10-Year Notes	97	June 2021	12,700,938	181,407
U.S. Treasury 10-Year Ultra Notes	48	June 2021	6,897,000	80,408
			$73,152,860	$484,000
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IO	-	Interest Only
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
SOFR	-	Secured Overnight Financing Rate
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $167,096,915, which represented 52.9% of total net assets.
(2)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(3)Perpetual maturity with no stated maturity date.
(4)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts. At the period end, the aggregate value of securities pledged was $587,816.
(5)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(6)The interest rate will be determined upon settlement of the bank loan obligation after period end.

See Notes to Financial Statements.
20

Statement of Assets and Liabilities

MARCH 31, 2021
Assets
Investment securities, at value (cost of $320,844,150)	$323,287,068
Cash	1,782,907
Receivable for investments sold	2,138,176
Receivable for capital shares sold	476,712
Receivable for variation margin on futures contracts	97,188
Interest and dividends receivable	1,784,562
329,566,613

Liabilities
Payable for investments purchased	13,251,520
Payable for capital shares redeemed	524,540
Accrued management fees	123,232
Distribution and service fees payable	6,698
Dividends payable	4,089
13,910,079

Net Assets	$315,656,534

Net Assets Consist of:
Capital paid in	$311,700,519
Distributable earnings	3,956,015
$315,656,534

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$119,380,380	12,157,316	$9.82
I Class	$166,606,360	16,973,997	$9.82
Y Class	$5,690,524	579,424	$9.82
A Class	$20,396,894	2,077,609	$9.82*
C Class	$2,925,820	297,959	$9.82
R Class	$363,158	36,978	$9.82
R5 Class	$26,263	2,674	$9.82
R6 Class	$267,135	27,207	$9.82
*Maximum offering price $10.05 (net asset value divided by 0.9775).

See Notes to Financial Statements.
21

Statement of Operations

YEAR ENDED MARCH 31, 2021
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $3,012)	$6,589,488
Dividends	156,354
6,745,842

Expenses:
Management fees	1,125,027
Distribution and service fees:
A Class	41,091
C Class	21,615
R Class	1,310
Trustees' fees and expenses	16,369
Other expenses	4,631
1,210,043
Fees waived(1)	(58,147)
1,151,896

Net investment income (loss)	5,593,946

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	5,081,564
Futures contract transactions	654,935
Swap agreement transactions	(1,648,199)
4,088,300

Change in net unrealized appreciation (depreciation) on:
Investments	8,474,352
Futures contracts	239,591
Swap agreements	1,352,500
10,066,443

Net realized and unrealized gain (loss)	14,154,743

Net Increase (Decrease) in Net Assets Resulting from Operations	$19,748,689
(1)Amount consists of $25,411, $27,628, $1, $4,354, $542, $57, $79 and $75 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.
22

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2021 AND MARCH 31, 2020
Increase (Decrease) in Net Assets	March 31, 2021	March 31, 2020
Operations
Net investment income (loss)	$5,593,946	$4,687,461
Net realized gain (loss)	4,088,300	(219,111)
Change in net unrealized appreciation (depreciation)	10,066,443	(7,563,087)
Net increase (decrease) in net assets resulting from operations	19,748,689	(3,094,737)

Distributions to Shareholders
From earnings:
Investor Class	(2,411,112)	(2,217,635)
I Class	(3,607,226)	(2,510,365)
Y Class	(19,070)	(152)
A Class	(408,814)	(235,015)
C Class	(37,818)	(25,657)
R Class	(6,009)	(12,874)
R5 Class	(3,847)	(6,621)
R6 Class	(8,665)	(5,048)
Decrease in net assets from distributions	(6,502,561)	(5,013,367)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	106,311,079	72,854,875

Net increase (decrease) in net assets	119,557,207	64,746,771

Net Assets
Beginning of period	196,099,327	131,352,556
End of period	$315,656,534	$196,099,327

See Notes to Financial Statements.

23

Notes to Financial Statements

MARCH 31, 2021

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Strategic Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek income. As a secondary objective, the fund seeks long-term capital appreciation.
The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.
24

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

25

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees —The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From April 1, 2020 through July 31, 2020, the investment advisor agreed to waive 0.09% of the fund's management fee. Effective August 1, 2020, the investment advisor terminated the waiver and decreased the annual management fee by 0.09%.

The annual management fee and the effective annual management fee before and after waiver for each class for the period ended March 31, 2021 are as follows:

	Annual Management Fee*	Effective Annual Management Fee
		Before Waiver	After Waiver
Investor Class	0.51%	0.54%	0.51%
I Class	0.41%	0.44%	0.41%
Y Class	0.31%	0.34%	0.31%
A Class	0.51%	0.54%	0.51%
C Class	0.51%	0.54%	0.51%
R Class	0.51%	0.54%	0.51%
R5 Class	0.31%	0.34%	0.31%
R6 Class	0.26%	0.29%	0.26%

*Prior to August 1, 2020, the annual management fee was 0.60% for the Investor Class, A Class, C Class and R Class, 0.50% for the I Class, 0.40% for the Y Class and R5 Class and 0.35% for the R6 Class.

26

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2021 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2021 totaled $553,428,565, of which $105,081,576 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2021 totaled $451,209,475, of which $94,810,281 represented U.S. Treasury and Government Agency obligations.

27

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2021		Year ended March 31, 2020
	Shares	Amount	Shares	Amount
Investor Class
Sold	6,334,115	$61,740,896	11,160,721	$106,139,309
Issued in reinvestment of distributions	242,523	2,361,923	227,716	2,170,986
Redeemed	(4,949,303)	(47,245,329)	(12,426,987)	(117,529,153)
	1,627,335	16,857,490	(1,038,550)	(9,218,858)
I Class
Sold	17,398,171	169,410,270	15,276,503	145,480,700
Issued in reinvestment of distributions	369,877	3,607,200	263,209	2,510,354
Redeemed	(9,861,305)	(96,085,216)	(7,890,873)	(74,561,139)
	7,906,743	76,932,254	7,648,839	73,429,915
Y Class
Sold	592,260	5,847,635	—	—
Issued in reinvestment of distributions	1,941	19,070	16	152
Redeemed	(15,343)	(150,665)	—	—
	578,858	5,716,040	16	152
A Class
Sold	761,747	7,438,075	1,269,930	12,146,904
Issued in reinvestment of distributions	41,843	407,792	24,117	229,921
Redeemed	(230,588)	(2,248,063)	(407,550)	(3,884,586)
	573,002	5,597,804	886,497	8,492,239
C Class
Sold	204,245	1,985,430	177,859	1,700,862
Issued in reinvestment of distributions	3,874	37,810	2,685	25,625
Redeemed	(84,734)	(825,108)	(120,696)	(1,151,240)
	123,385	1,198,132	59,848	575,247
R Class
Sold	26,641	260,125	9,770	92,418
Issued in reinvestment of distributions	614	5,996	1,345	12,845
Redeemed	(11,531)	(111,709)	(60,475)	(560,392)
	15,724	154,412	(49,360)	(455,129)
R5 Class
Sold	8,320	79,365	—	—
Issued in reinvestment of distributions	393	3,797	694	6,621
Redeemed	(30,477)	(295,558)	(92)	(838)
	(21,764)	(212,396)	602	5,783
R6 Class
Sold	39,313	379,261	2,194	20,478
Issued in reinvestment of distributions	880	8,568	529	5,048
Redeemed	(32,956)	(320,486)	—	—
	7,237	67,343	2,723	25,526
Net increase (decrease)	10,810,520	$106,311,079	7,510,615	$72,854,875

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$140,738,553	—
Collateralized Mortgage Obligations	—	62,271,966	—
Collateralized Loan Obligations	—	34,720,775	—
U.S. Treasury Securities	—	20,336,226	—
Asset-Backed Securities	—	16,055,905	—
Exchange-Traded Funds	$12,371,144	—	—
Sovereign Governments and Agencies	—	9,673,683	—
Preferred Stocks	—	9,104,091	—
Bank Loan Obligations	—	4,587,484	—
Temporary Cash Investments	3,086,311	10,340,930	—
	$15,457,455	$307,829,613	—
Other Financial Instruments
Futures Contracts	$484,000	—	—

Liabilities
Other Financial Instruments
Futures Contracts	$46,920	—	—

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7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $10,507,970.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $36,872,264 futures contracts purchased and $35,813,214 futures contracts sold.

Value of Derivative Instruments as of March 31, 2021

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	$97,188	Payable for variation margin on futures contracts*	—

*Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(1,648,199)	Change in net unrealized appreciation (depreciation) on swap agreements	$1,352,500
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	654,935	Change in net unrealized appreciation (depreciation) on futures contracts	239,591
		$(993,264)		$1,592,091

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8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. However, LIBOR is expected to be phased out and the transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$6,502,561	$5,013,367
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$320,859,603
Gross tax appreciation of investments	$3,526,900
Gross tax depreciation of investments	(1,099,435)
Net tax appreciation (depreciation) of investments	$2,427,465
Other book-to-tax adjustments	$(215)
Undistributed ordinary income	$1,528,765

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$9.19	0.23	0.66	0.89	(0.26)	—	(0.26)	$9.82	9.74%	0.52%	0.55%	2.36%	2.33%	193%	$119,380
2020	$9.50	0.24	(0.30)	(0.06)	(0.25)	—	(0.25)	$9.19	(0.65)%	0.52%	0.61%	2.48%	2.39%	98%	$96,773
2019	$9.53	0.28	(0.02)	0.26	(0.29)	—	(0.29)	$9.50	2.75%	0.58%	0.66%	2.97%	2.89%	61%	$109,863
2018	$9.60	0.23	(0.09)	0.14	(0.21)	—	(0.21)	$9.53	1.50%	0.63%	0.75%	2.43%	2.31%	57%	$31,975
2017	$9.31	0.24	0.31	0.55	(0.25)	(0.01)	(0.26)	$9.60	5.96%	0.60%	0.75%	2.54%	2.39%	29%	$11,304
I Class
2021	$9.19	0.24	0.66	0.90	(0.27)	—	(0.27)	$9.82	9.73%	0.42%	0.45%	2.46%	2.43%	193%	$166,606
2020	$9.49	0.25	(0.29)	(0.04)	(0.26)	—	(0.26)	$9.19	(0.44)%	0.42%	0.51%	2.58%	2.49%	98%	$83,287
2019	$9.53	0.29	(0.03)	0.26	(0.30)	—	(0.30)	$9.49	2.75%	0.48%	0.56%	3.07%	2.99%	61%	$13,463
2018(3)	$9.61	0.24	(0.11)	0.13	(0.21)	—	(0.21)	$9.53	1.39%	0.53%(4)	0.65%(4)	2.56%(4)	2.44%(4)	57%(5)	$19
Y Class
2021	$9.19	0.26	0.65	0.91	(0.28)	—	(0.28)	$9.82	9.93%	0.32%	0.35%	2.56%	2.53%	193%	$5,691
2020	$9.50	0.26	(0.30)	(0.04)	(0.27)	—	(0.27)	$9.19	(0.45)%	0.32%	0.41%	2.68%	2.59%	98%	$5
2019	$9.53	0.29	(0.02)	0.27	(0.30)	—	(0.30)	$9.50	2.92%	0.38%	0.46%	3.17%	3.09%	61%	$5
2018(3)	$9.61	0.25	(0.11)	0.14	(0.22)	—	(0.22)	$9.53	1.49%	0.43%(4)	0.55%(4)	2.62%(4)	2.50%(4)	57%(5)	$5

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2021	$9.19	0.21	0.66	0.87	(0.24)	—	(0.24)	$9.82	9.46%	0.77%	0.80%	2.11%	2.08%	193%	$20,397
2020	$9.50	0.21	(0.29)	(0.08)	(0.23)	—	(0.23)	$9.19	(0.90)%	0.77%	0.86%	2.23%	2.14%	98%	$13,826
2019	$9.53	0.26	(0.03)	0.23	(0.26)	—	(0.26)	$9.50	2.50%	0.83%	0.91%	2.72%	2.64%	61%	$5,870
2018	$9.60	0.21	(0.09)	0.12	(0.19)	—	(0.19)	$9.53	1.25%	0.88%	1.00%	2.18%	2.06%	57%	$4,052
2017	$9.31	0.22	0.31	0.53	(0.23)	(0.01)	(0.24)	$9.60	5.69%	0.85%	1.00%	2.29%	2.14%	29%	$9,669
C Class
2021	$9.19	0.14	0.65	0.79	(0.16)	—	(0.16)	$9.82	8.65%	1.52%	1.55%	1.36%	1.33%	193%	$2,926
2020	$9.50	0.14	(0.29)	(0.15)	(0.16)	—	(0.16)	$9.19	(1.63)%	1.52%	1.61%	1.48%	1.39%	98%	$1,605
2019	$9.53	0.19	(0.03)	0.16	(0.19)	—	(0.19)	$9.50	1.73%	1.58%	1.66%	1.97%	1.89%	61%	$1,090
2018	$9.60	0.14	(0.09)	0.05	(0.12)	—	(0.12)	$9.53	0.49%	1.63%	1.75%	1.43%	1.31%	57%	$398
2017	$9.31	0.15	0.30	0.45	(0.15)	(0.01)	(0.16)	$9.60	4.91%	1.60%	1.75%	1.54%	1.39%	29%	$1,206
R Class
2021	$9.19	0.18	0.66	0.84	(0.21)	—	(0.21)	$9.82	9.20%	1.02%	1.05%	1.86%	1.83%	193%	$363
2020	$9.50	0.19	(0.29)	(0.10)	(0.21)	—	(0.21)	$9.19	(1.14)%	1.02%	1.11%	1.98%	1.89%	98%	$195
2019	$9.53	0.24	(0.03)	0.21	(0.24)	—	(0.24)	$9.50	2.24%	1.08%	1.16%	2.47%	2.39%	61%	$671
2018	$9.60	0.19	(0.09)	0.10	(0.17)	—	(0.17)	$9.53	1.00%	1.13%	1.25%	1.93%	1.81%	57%	$58
2017	$9.31	0.19	0.31	0.50	(0.20)	(0.01)	(0.21)	$9.60	5.43%	1.10%	1.25%	2.04%	1.89%	29%	$1,032

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2021	$9.19	0.24	0.67	0.91	(0.28)	—	(0.28)	$9.82	9.84%	0.32%	0.35%	2.56%	2.53%	193%	$26
2020	$9.50	0.26	(0.30)	(0.04)	(0.27)	—	(0.27)	$9.19	(0.33)%	0.32%	0.41%	2.68%	2.59%	98%	$225
2019	$9.53	0.28	—(6)	0.28	(0.31)	—	(0.31)	$9.50	2.96%	0.38%	0.46%	3.17%	3.09%	61%	$226
2018	$9.60	0.25	(0.09)	0.16	(0.23)	—	(0.23)	$9.53	1.71%	0.43%	0.55%	2.63%	2.51%	57%	$7,267
2017	$9.31	0.26	0.31	0.57	(0.27)	(0.01)	(0.28)	$9.60	6.17%	0.40%	0.55%	2.74%	2.59%	29%	$7,146
R6 Class
2021	$9.19	0.27	0.64	0.91	(0.28)	—	(0.28)	$9.82	10.01%	0.27%	0.30%	2.61%	2.58%	193%	$267
2020	$9.50	0.26	(0.29)	(0.03)	(0.28)	—	(0.28)	$9.19	(0.39)%	0.27%	0.36%	2.73%	2.64%	98%	$184
2019	$9.53	0.29	(0.01)	0.28	(0.31)	—	(0.31)	$9.50	3.01%	0.33%	0.41%	3.22%	3.14%	61%	$164
2018	$9.60	0.26	(0.09)	0.17	(0.24)	—	(0.24)	$9.53	1.76%	0.38%	0.50%	2.68%	2.56%	57%	$1,070
2017	$9.31	0.27	0.30	0.57	(0.27)	(0.01)	(0.28)	$9.60	6.22%	0.35%	0.50%	2.79%	2.64%	29%	$1,052

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.
(6)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Short Duration Strategic Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Strategic Income Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.
36

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	CYS Investments, Inc. (2012-2017); Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	66	None
37

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	138	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

38

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

39

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

40

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

41

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $17,182 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2021.

The fund utilized earnings and profits of $49,113 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

42

Notes

43

Notes
44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92286 2105

Annual Report

March 31, 2021

Strategic Income Fund
Investor Class (ASIEX)
I Class (ASIGX)
Y Class (ASYIX)
A Class (ASIQX)
C Class (ASIHX)
R Class (ASIWX)
R5 Class (ASIJX)
R6 Class (ASIPX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Soared, Bonds Moderated Amid Growing Economic Optimism

March 31 marked the end of a remarkable 12-month period, as the COVID-19 pandemic wreaked havoc on global economies, governments and society. In response, states issued unprecedented lockdown orders. Unemployment surged, corporate earnings plunged and second-quarter-2020 gross domestic product sank a record 31.4% (annualized). This triggered soaring demand for safe-haven assets.

Swift and significant action from the Federal Reserve and the federal government helped reignite investor confidence and bolster the economic backdrop. Riskier assets quickly rebounded from their early 2020 lows. The economy expanded a record 33.4% in the third quarter and continued to grow amid the gradual lifting of lockdowns and the emergency approval of vaccines.

Late in the reporting period, improving vaccine distributions, additional federal coronavirus aid and ongoing reopenings bolstered the economic and earnings outlooks. This improving backdrop combined with massive monetary and fiscal support helped fuel a 12-month gain of 56% for the S&P 500 Index. These same economic dynamics lifted longer-term inflation expectations and U.S. Treasury yields, pressuring investment-grade bond returns. After rallying through most of 2020, the Bloomberg Barclays U.S. Aggregate Bond Index gained less than 1% for the 12-month period.

A Return to Normalcy in Sight

The return to pre-pandemic life appears to be on the horizon, thanks largely to expanding vaccine availability. In addition, medical professionals continue to improve treatment protocols for those afflicted with the virus. Until the U.S. is fully reopened, investors still may face the effects of regional virus-related restrictions, economic and political uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 year	Since Inception	Inception Date
Investor Class	ASIEX	16.47%	5.47%	4.28%	7/28/14
Bloomberg Barclays U.S. Aggregate Bond Index	—	0.71%	3.10%	3.15%	—
I Class	ASIGX	16.59%	—	5.17%	4/10/17
Y Class	ASYIX	16.71%	—	5.28%	4/10/17
A Class	ASIQX				7/28/14
No sales charge		16.18%	5.21%	4.02%
With sales charge		10.92%	4.24%	3.31%
C Class	ASIHX	15.32%	4.43%	3.25%	7/28/14
R Class	ASIWX	15.88%	4.97%	3.78%	7/28/14
R5 Class	ASIJX	16.70%	5.68%	4.49%	7/28/14
R6 Class	ASIPX	16.76%	5.74%	4.54%	7/28/14
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over Life of Class
$10,000 investment made July 28, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2021
Investor Class — $13,231

Bloomberg Barclays U.S. Aggregate Bond Index — $12,304

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.80%	0.70%	0.60%	1.05%	1.80%	1.30%	0.60%	0.55%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Jason Greenblath, Jeff Houston, Bob Gahagan, Brian Howell and Charles Tan

Performance Summary

Strategic Income returned 16.47%* for the 12 months ended March 31, 2021, the best fiscal year performance in the portfolio’s history. By comparison, the Bloomberg Barclays U.S. Aggregate Bond Index gained 0.71% for the same period. Fund returns reflect operating expenses, while index returns do not.

The reporting period began with the world scrambling to assess the impact of COVID-19. For bond investors, quick and aggressive monetary actions by the Federal Reserve (Fed) translated into solid gains, most notably in credit-sensitive securities. A record 31.4% decline (annualized) in U.S. second-quarter gross domestic product reflected the scope of the shutdowns and stay-at-home orders. But thanks to the Fed’s response and federal government aid, consumer confidence, consumer spending and manufacturing started rebounding shortly thereafter.

The U.S. economy roared back in the third quarter of 2020 with a record 33.4% expansion (annualized), and growth continued at a robust clip through the balance of the period. As bond investors’ risk appetites gradually increased, credit-sensitive assets advanced. Bolstered by $2.8 trillion worth of fiscal relief funds approved between late December and mid-March and emergency vaccine approval, economic outlooks further brightened. This optimism fueled a surge in Treasury yields and inflation expectations through the final months of the period. After starting the period at 0.68%, the 10-year Treasury yield ended March 2021 at 1.75%, including an 83-basis-point jump in the first quarter of 2021. More closely tied to the Fed’s key lending rate, the two-year Treasury yield dropped six basis points to 0.16% during the 12-month period.

The swift and substantial late-period rise in longer-term rates contributed to the worst quarterly return for U.S. Treasuries since 1980. As the yield curve steepened, Treasury losses were most acute at the long end. Against this backdrop, the portfolio benefited from our focus on diversified sources of income. Positions in investment-grade and high-yield corporate debt, securitized bonds and emerging markets debt rallied and drove the portfolio’s robust outperformance.

Corporate Bonds Were Strong Contributors

Our position in investment-grade and high-yield corporate bonds, which comprised more than half the portfolio on March 31, 2021, represented the main contributor to performance. Early in the period, we adopted a more defensive position within our corporate credit allocation. We also added select vaccine credits from companies poised to rebound on vaccine developments and economic reopenings. Overall, our holdings delivered strong results, benefiting from Fed and government efforts to stabilize credit markets and maintain liquidity.

As 2020 progressed, states reopened and vaccines became available. These influences helped economic data gather momentum and corporate fundamentals improve. We pared back exposure to investment-grade corporate credit as several holdings reached our valuation targets. We subsequently increased exposure to high-yield corporates, where valuations were attractive and default rates were subsiding. This strategy added value, as high-yield corporates broadly outperformed investment-grade corporates for the 12-month period.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Securitized Sector Lifted Results

We maintained a sizable position in securitized bonds, which also contributed strongly to performance. Similar to our corporate holdings, positions in credit-sensitive securitized securities, particularly non-agency collateralized mortgage obligations and collateralized loan obligations (CLOs), benefited from Fed support and the improving economic backdrop. Early in the period, we reduced exposure to commercial mortgage-backed securities, given the pandemic’s negative effects on the commercial real estate market. Instead, we focused on securities tied to the robust U.S. housing industry.

Emerging Markets Bonds Added Value

Our out-of-index position in U.S. dollar-denominated emerging markets corporate and sovereign securities aided performance. For most of the period, emerging markets bonds rallied amid risk-on investing, improving commodities prices and a brighter global growth outlook.

Portfolio Positioning

Amid expanding COVID-19 vaccine availability and declining infection rates, we believe industry reopenings and the ongoing recovery, coupled with record fiscal spending, should promote a strong fundamental backdrop. We expect the Fed to remain accommodative, keeping interest rates ultralow in pursuit of labor market gains—even if those gains come at the expense of higher inflation.

We’re focusing on securities we believe will benefit from improving growth and declining default rates. We favor higher-yielding credit, particularly issues tied to reopening trends (movie theaters, airlines) and select emerging markets bonds. We’re adding floating-rate securities, including CLOs and bank loans, while reducing rate-sensitive preferred and hybrids securities.

While our outlook remains upbeat overall, we continue to monitor lingering risks. New virus strains could lead to lockdowns and stall growth. There’s also a chance that political deadlock curtails federal spending and stifles growth and inflation expectations. As always, we will continue to pursue a bottom-up approach to portfolio management, emphasizing stringent research and careful security selection.

6

Fund Characteristics

MARCH 31, 2021
Portfolio at a Glance
Average Duration (effective)	3.8 years
Weighted Average Life to Maturity	7.4 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	53.4%
Collateralized Mortgage Obligations	15.3%
Collateralized Loan Obligations	11.6%
Exchange-Traded Funds	4.4%
Preferred Stocks	4.2%
Affiliated Funds	3.3%
Sovereign Governments and Agencies	2.4%
Asset-Backed Securities	2.2%
U.S. Treasury Securities	1.1%
Bank Loan Obligations	0.6%
Temporary Cash Investments	3.6%
Temporary Cash Investments - Securities Lending Collateral	2.5%
Other Assets and Liabilities	(4.6)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period(1) 10/1/20 - 3/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,042.10	$3.67	0.72%
I Class	$1,000	$1,042.60	$3.16	0.62%
Y Class	$1,000	$1,043.00	$2.65	0.52%
A Class	$1,000	$1,040.80	$4.94	0.97%
C Class	$1,000	$1,036.90	$8.73	1.72%
R Class	$1,000	$1,039.50	$6.20	1.22%
R5 Class	$1,000	$1,043.10	$2.65	0.52%
R6 Class	$1,000	$1,043.40	$2.39	0.47%
Hypothetical
Investor Class	$1,000	$1,021.34	$3.63	0.72%
I Class	$1,000	$1,021.84	$3.13	0.62%
Y Class	$1,000	$1,022.34	$2.62	0.52%
A Class	$1,000	$1,020.10	$4.89	0.97%
C Class	$1,000	$1,016.36	$8.65	1.72%
R Class	$1,000	$1,018.85	$6.14	1.22%
R5 Class	$1,000	$1,022.34	$2.62	0.52%
R6 Class	$1,000	$1,022.59	$2.37	0.47%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2021

	Principal Amount/Shares	Value
CORPORATE BONDS — 53.4%
Aerospace and Defense — 0.3%
TransDigm, Inc., 4.625%, 1/15/29(1)	$170,000	$167,841
Airlines — 0.9%
American Airlines Inc / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	180,000	187,549
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.50%, 10/20/25(1)	92,000	98,259
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd., 5.75%, 1/20/26(1)	100,000	106,385
United Airlines Pass Through Trust, 4.875%, 7/15/27	77,000	80,831
		473,024
Banks — 1.9%
Banco Continental SAECA, 2.75%, 12/10/25(1)	150,000	147,910
Banistmo SA, 4.25%, 7/31/27(1)	400,000	417,750
CIT Group, Inc., VRN, 4.125%, 11/13/29	210,000	214,200
Commonwealth Bank of Australia, 2.69%, 3/11/31(1)	200,000	194,454
		974,314
Building Products — 0.9%
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	130,000	136,474
Griffon Corp., 5.75%, 3/1/28	200,000	213,000
Standard Industries, Inc., 4.75%, 1/15/28(1)	100,000	103,785
		453,259
Capital Markets — 4.9%
Bain Capital Specialty Finance, Inc., 2.95%, 3/10/26	140,000	138,886
Banco BTG Pactual SA, 4.50%, 1/10/25	200,000	204,697
FS KKR Capital Corp., 3.40%, 1/15/26	340,000	337,457
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 4.375%, 2/1/29(1)	285,000	278,861
LPL Holdings, Inc., 4.625%, 11/15/27(1)	21,000	21,853
LPL Holdings, Inc., 4.00%, 3/15/29(1)	123,000	124,076
Owl Rock Capital Corp., 3.40%, 7/15/26	235,000	238,252
Owl Rock Technology Finance Corp., 4.75%, 12/15/25(1)	360,000	385,823
Owl Rock Technology Finance Corp., 3.75%, 6/17/26(1)	265,000	271,192
Prospect Capital Corp., 3.71%, 1/22/26	465,000	459,625
		2,460,722
Commercial Services and Supplies — 0.4%
GFL Environmental, Inc., 4.00%, 8/1/28(1)	200,000	193,875
Communications Equipment — 1.0%
CommScope Technologies LLC, 5.00%, 3/15/27(1)	130,000	129,026
CommScope, Inc., 8.25%, 3/1/27(1)	335,000	358,870
		487,896
Construction and Engineering — 1.0%
Arcosa, Inc., 4.375%, 4/15/29(1)(2)	80,000	81,250
GMR Hyderabad International Airport Ltd., 4.75%, 2/2/26(1)	200,000	200,589
IHS Netherlands Holdco BV, 7.125%, 3/18/25	200,000	210,249
		492,088
Construction Materials — 0.6%
Cemex SAB de CV, 5.20%, 9/17/30(1)	200,000	216,651
10

	Principal Amount/Shares	Value
Summit Materials LLC / Summit Materials Finance Corp., 5.25%, 1/15/29(1)	$100,000	$104,500
		321,151
Consumer Finance — 1.4%
Avolon Holdings Funding Ltd., 4.25%, 4/15/26(1)	425,000	445,549
Navient Corp., 4.875%, 3/15/28	245,000	240,100
		685,649
Containers and Packaging — 0.4%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 5.25%, 8/15/27(1)	200,000	204,216
Diversified Financial Services — 1.2%
Deutsche Bank AG (New York), VRN, 1.45%, 4/1/25(2)	150,000	150,057
Deutsche Bank AG (New York), VRN, 3.73%, 1/14/32	200,000	194,162
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 2/11/25(1)	250,000	252,708
		596,927
Electric Utilities — 0.5%
DPL, Inc., 4.125%, 7/1/25(1)	60,000	63,640
FEL Energy VI Sarl, 5.75%, 12/1/40(1)	200,000	205,534
		269,174
Energy Equipment and Services — 0.4%
Guara Norte Sarl, 5.20%, 6/15/34(1)	200,000	196,455
Entertainment — 0.5%
Live Nation Entertainment, Inc., 3.75%, 1/15/28(1)	250,000	247,031
Equity Real Estate Investment Trusts (REITs) — 4.7%
EPR Properties, 4.75%, 12/15/26	55,000	57,862
EPR Properties, 4.95%, 4/15/28	80,000	82,438
Host Hotels & Resorts LP, 3.875%, 4/1/24	275,000	291,554
Hudson Pacific Properties LP, 3.95%, 11/1/27	31,000	33,272
Hudson Pacific Properties LP, 3.25%, 1/15/30	81,000	81,574
Iron Mountain, Inc., 4.875%, 9/15/29(1)	300,000	304,035
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 3.875%, 2/15/29(1)	150,000	149,700
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27	335,000	353,016
MPT Operating Partnership LP / MPT Finance Corp., 3.50%, 3/15/31	45,000	44,216
National Health Investors, Inc., 3.00%, 2/1/31	245,000	229,479
Omega Healthcare Investors, Inc., 3.25%, 4/15/33	85,000	81,630
Retail Properties of America, Inc., 4.00%, 3/15/25	92,000	96,422
RHP Hotel Properties LP / RHP Finance Corp., 4.50%, 2/15/29(1)	325,000	327,103
Spirit Realty LP, 2.10%, 3/15/28	24,000	23,364
Spirit Realty LP, 3.20%, 2/15/31	220,000	220,591
		2,376,256
Food and Staples Retailing — 1.0%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 3/15/29(1)	150,000	142,933
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.875%, 2/15/30(1)	184,000	189,336
United Natural Foods, Inc., 6.75%, 10/15/28(1)(3)	175,000	187,250
		519,519
Food Products — 0.8%
MARB BondCo plc, 3.95%, 1/29/31(1)	200,000	190,515
11

	Principal Amount/Shares	Value
US Foods, Inc., 4.75%, 2/15/29(1)	$230,000	$230,287
		420,802
Gas Utilities — 0.3%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27	150,000	163,936
Health Care Equipment and Supplies — 0.6%
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 7.375%, 6/1/25(1)	280,000	301,553
Health Care Providers and Services — 1.7%
Acadia Healthcare Co., Inc., 5.50%, 7/1/28(1)	113,000	119,173
CHS/Community Health Systems, Inc., 6.875%, 4/15/29(1)	250,000	262,030
DaVita, Inc., 4.625%, 6/1/30(1)	150,000	153,016
LifePoint Health, Inc., 5.375%, 1/15/29(1)	200,000	197,250
Tenet Healthcare Corp., 6.125%, 10/1/28(1)	140,000	146,300
		877,769
Hotels, Restaurants and Leisure — 1.6%
1011778 BC ULC / New Red Finance, Inc., 4.375%, 1/15/28(1)	90,000	90,577
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(1)	225,000	226,125
Hilton Domestic Operating Co., Inc., 4.00%, 5/1/31(1)	150,000	150,281
Las Vegas Sands Corp., 3.90%, 8/8/29	53,000	54,520
Scientific Games International, Inc., 7.25%, 11/15/29(1)	89,000	96,715
Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/29(1)	180,000	182,304
		800,522
Household Durables — 0.8%
Mattamy Group Corp., 4.625%, 3/1/30(1)	100,000	99,500
Shea Homes LP / Shea Homes Funding Corp., 4.75%, 4/1/29(1)	150,000	152,100
Tri Pointe Homes, Inc., 5.70%, 6/15/28	150,000	166,156
		417,756
Independent Power and Renewable Electricity Producers — 0.5%
Calpine Corp., 4.625%, 2/1/29(1)	50,000	48,790
PT Continuum Energy Levanter Pte Ltd., 4.50%, 2/9/27(1)	200,000	204,775
		253,565
Insurance — 2.3%
Athene Holding Ltd., 3.50%, 1/15/31	415,000	426,966
Nippon Life Insurance Co., VRN, 2.75%, 1/21/51(1)	200,000	190,000
SBL Holdings, Inc., 5.00%, 2/18/31(1)	310,000	313,185
SBL Holdings, Inc., VRN, 7.00%(1)(8)	255,000	246,075
		1,176,226
Internet and Direct Marketing Retail — 0.6%
B2W Digital Lux Sarl, 4.375%, 12/20/30(1)	200,000	195,726
QVC, Inc., 4.375%, 9/1/28	125,000	126,225
		321,951
Machinery — 0.5%
GrafTech Finance, Inc., 4.625%, 12/15/28(1)	250,000	252,188
Media — 6.7%
AMC Networks, Inc., 4.25%, 2/15/29	250,000	243,438
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(1)	360,000	381,114
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.80%, 3/1/50	45,000	48,387
CSC Holdings LLC, 4.625%, 12/1/30(1)	390,000	384,150
DISH DBS Corp., 5.00%, 3/15/23	180,000	188,010
12

	Principal Amount/Shares	Value
Sinclair Television Group, Inc., 5.875%, 3/15/26(1)	$245,000	$250,160
Sinclair Television Group, Inc., 4.125%, 12/1/30(1)	260,000	251,063
Sirius XM Radio, Inc., 5.00%, 8/1/27(1)	392,000	411,802
TEGNA, Inc., 4.625%, 3/15/28	356,000	362,897
Urban One, Inc., 7.375%, 2/1/28(1)	290,000	300,608
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(1)	340,000	346,290
VTR Finance NV, 6.375%, 7/15/28(1)(3)	200,000	216,557
		3,384,476
Metals and Mining — 2.1%
Alcoa Nederland Holding BV, 4.125%, 3/31/29(1)	200,000	201,958
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(1)(3)	123,000	122,945
Constellium SE, 3.75%, 4/15/29(1)	100,000	95,733
Freeport-McMoRan, Inc., 4.625%, 8/1/30	20,000	21,800
HTA Group Ltd., 7.00%, 12/18/25(1)	275,000	293,136
Novelis Corp., 4.75%, 1/30/30(1)	105,000	108,420
United States Steel Corp., 6.875%, 3/1/29	200,000	204,750
		1,048,742
Multiline Retail — 0.4%
JSM Global Sarl, 4.75%, 10/20/30(1)(3)	200,000	200,992
Oil, Gas and Consumable Fuels — 4.6%
Aker BP ASA, 3.75%, 1/15/30(1)	150,000	155,060
Antero Resources Corp., 7.625%, 2/1/29(1)	167,000	178,168
Apache Corp., 4.875%, 11/15/27	70,000	71,855
Blue Racer Midstream LLC / Blue Racer Finance Corp., 7.625%, 12/15/25(1)	250,000	269,899
California Resources Corp., 7.125%, 2/1/26(1)	250,000	254,740
Diamondback Energy, Inc., 3.50%, 12/1/29	40,000	41,544
Energean Israel Finance Ltd., 4.50%, 3/30/24(1)	127,000	128,189
EQM Midstream Partners LP, 4.50%, 1/15/29(1)	110,000	107,397
Geopark Ltd., 6.50%, 9/21/24(3)	200,000	207,369
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 2/1/29(1)	100,000	101,062
Medco Bell Pte Ltd., 6.375%, 1/30/27(1)	200,000	201,380
MEG Energy Corp., 5.875%, 2/1/29(1)	125,000	125,625
Occidental Petroleum Corp., 6.375%, 9/1/28	150,000	164,922
Occidental Petroleum Corp., 6.125%, 1/1/31	250,000	276,519
Southwestern Energy Co., 4.10%, 3/15/22	75,000	75,264
		2,358,993
Pharmaceuticals — 0.7%
AdaptHealth LLC, 4.625%, 8/1/29(1)	110,000	109,587
Endo Luxembourg Finance Co. I Sarl / Endo US, Inc., 6.125%, 4/1/29(1)	250,000	252,500
		362,087
Real Estate Management and Development — 1.2%
Howard Hughes Corp. (The), 4.375%, 2/1/31(1)	182,000	178,474
Realogy Group LLC / Realogy Co-Issuer Corp., 5.75%, 1/15/29(1)	450,000	444,375
		622,849
Road and Rail — 0.2%
United Rentals North America, Inc., 3.875%, 2/15/31	100,000	100,688
Semiconductors and Semiconductor Equipment — 0.3%
Microchip Technology, Inc., 4.25%, 9/1/25(1)	135,000	141,070
Specialty Retail — 1.7%
BCPE Ulysses Intermediate, Inc., 7.75% Cash or 8.50% PIK, 4/1/27(1)(4)	250,000	259,844
13

	Principal Amount/Shares	Value
LBM Acquisition LLC, 6.25%, 1/15/29(1)	$162,000	$167,062
PetSmart, Inc. / PetSmart Finance Corp., 7.75%, 2/15/29(1)	250,000	270,925
Rent-A-Center, Inc., 6.375%, 2/15/29(1)	170,000	180,625
		878,456
Technology Hardware, Storage and Peripherals — 0.3%
NCR Corp., 5.125%, 4/15/29(1)(2)	150,000	151,407
Thrifts and Mortgage Finance — 0.7%
PennyMac Financial Services, Inc., 5.375%, 10/15/25(1)	200,000	207,560
United Wholesale Mortgage LLC, 5.50%, 4/15/29(1)(2)	150,000	150,188
		357,748
Trading Companies and Distributors — 1.1%
Aircastle Ltd., 5.25%, 8/11/25(1)	492,000	537,700
Transportation Infrastructure — 0.8%
Adani Ports & Special Economic Zone Ltd., 4.20%, 8/4/27(1)	200,000	212,647
Rumo Luxembourg Sarl, 5.25%, 1/10/28(1)	200,000	210,500
		423,147
Wireless Telecommunication Services — 0.9%
Kenbourne Invest SA, 6.875%, 11/26/24(1)	200,000	213,250
T-Mobile USA, Inc., 3.50%, 4/15/31	220,000	221,925
		435,175
TOTAL CORPORATE BONDS (Cost $26,832,306)		27,109,195
COLLATERALIZED MORTGAGE OBLIGATIONS — 15.3%
Private Sponsor Collateralized Mortgage Obligations — 9.5%
Agate Bay Mortgage Loan Trust, Series 2016-1, Class A3, VRN, 3.50%, 12/25/45(1)	28,382	28,780
Angel Oak Mortgage Trust I LLC, Series 2019-4, Class A3 SEQ, VRN, 3.30%, 7/26/49(1)	50,278	50,925
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.37%, (1-year H15T1Y plus 2.25%), 2/25/36	18,762	19,471
Bellemeade Re Ltd., Series 2017-1, Class B1 SEQ, VRN, 4.86%, (1-month LIBOR plus 4.75%), 10/25/27(1)	250,000	252,483
Bellemeade Re Ltd., Series 2017-1, Class M2, VRN, 3.46%, (1-month LIBOR plus 3.35%), 10/25/27(1)	123,377	123,425
Bellemeade Re Ltd., Series 2020-4A, Class M2B, VRN, 3.71%, (1-month LIBOR plus 3.60%), 6/25/30(1)	300,000	299,689
Bunker Hill Loan Depositary Trust, Series 2020-1, Class M1, VRN, 4.35%, 2/25/55(1)	170,000	178,713
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.19%, 8/25/34	36,240	37,119
COLT Mortgage Loan Trust, Series 2020-2, Class M1, VRN, 5.25%, 3/25/65(1)	160,000	170,761
Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 2M2, VRN, 3.76%, (1-month LIBOR plus 3.65%), 2/25/40(1)	170,000	172,018
Deephaven Residential Mortgage Trust, Series 2020-1, Class B1, VRN, 3.66%, 1/25/60(1)	225,000	231,093
Eagle RE Ltd., Series 2018-1, Class M2, VRN, 3.11%, (1-month LIBOR plus 3.00%), 11/25/28(1)	253,599	256,160
Eagle RE Ltd., Series 2020-2, Class M1B, VRN, 4.11%, (1-month LIBOR plus 4.00%), 10/25/30(1)	160,000	162,624
Ellington Financial Mortgage Trust, Series 2020-1, Class B1, VRN, 5.28%, 5/25/65(1)	250,000	263,857
Ellington Financial Mortgage Trust, Series 2020-1, Class M1, VRN, 5.24%, 5/25/65(1)	170,000	180,712
14

	Principal Amount/Shares	Value
GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A3 SEQ, VRN, 2.35%, 9/27/60(1)	$27	$28
Home RE Ltd., Series 2020-1, Class B1, VRN, 7.11%, (1-month LIBOR plus 7.00%), 10/25/30(1)	225,000	237,153
Home RE Ltd., Series 2021-1, Class M2, VRN, 2.96%, (1-month LIBOR plus 2.85%), 7/25/33(1)	270,000	270,392
J.P. Morgan Wealth Management, Series 2021-CL1, Class M5, VRN, 3.67%, (SOFR plus 3.65%), 3/25/51(1)	150,906	151,628
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.27%, 11/25/35	26,432	26,415
Oaktown Re V Ltd., Series 2020-2A, Class M2, VRN, 5.36%, (1-month LIBOR plus 5.25%), 10/25/30(1)	250,000	255,349
Radnor RE Ltd., Series 2019-1, Class B1, VRN, 4.56%, (1-month LIBOR plus 4.45%), 2/25/29(1)	350,000	353,329
Traingle RE Ltd., Series 2020-1, Class M2, VRN, 5.71%, (1-month LIBOR plus 5.60%), 10/25/30(1)	130,000	134,262
Traingle RE Ltd., Series 2021-1, Class M2, VRN, 4.01%, (1-month LIBOR plus 3.90%), 8/25/33(1)	150,000	150,389
Verus Securitization Trust, Series 2019-4, Class M1, VRN, 3.21%, 11/25/59(1)	180,000	183,115
Verus Securitization Trust, Series 2020-2, Class M1, VRN, 5.36%, 5/25/60(1)	200,000	213,928
Vista Point Securitization Trust, Series 2020-1, Class B1, VRN, 5.375%, 3/25/65(1)	200,000	209,335
Vista Point Securitization Trust, Series 2020-2, Class M1 SEQ, VRN, 3.40%, 4/25/65(1)	181,000	183,955
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1 SEQ, 6.00%, 6/25/36	4,654	4,554
		4,801,662
U.S. Government Agency Collateralized Mortgage Obligations — 5.8%
FHLMC, Series 2014-DN2, Class M3, VRN, 3.71%, (1-month LIBOR plus 3.60%), 4/25/24	112,298	112,165
FHLMC, Series 2014-DN3, Class M3, VRN, 4.11%, (1-month LIBOR plus 4.00%), 8/25/24	13,731	13,988
FHLMC, Series 2014-DN4, Class M3, VRN, 4.66%, (1-month LIBOR plus 4.55%), 10/25/24	27,970	28,581
FHLMC, Series 2016-DNA3, Class M3, VRN, 5.11%, (1-month LIBOR plus 5.00%), 12/25/28	79,055	83,509
FHLMC, Series 2016-HQA4, Class M3, VRN, 4.01%, (1-month LIBOR plus 3.90%), 4/25/29	171,591	178,151
FHLMC, Series 2018-DNA3, Class B1, VRN, 4.01%, (1-month LIBOR plus 3.90%), 9/25/48	117,000	119,724
FHLMC, Series 2018-HRP2, Class B1, VRN, 4.31%, (1-month LIBOR plus 4.20%), 2/25/47(1)	100,000	102,576
FHLMC, Series 2019-DNA1, Class B1, VRN, 4.76%, (1-month LIBOR plus 4.65%), 1/25/49(1)	130,000	133,759
FHLMC, Series 2019-DNA2, Class B1, VRN, 4.46%, (1-month LIBOR plus 4.35%), 3/25/49(1)	100,000	101,881
FHLMC, Series 2019-DNA3, Class B1, VRN, 3.36%, (1-month LIBOR plus 3.25%), 7/25/49(1)	120,000	120,727
FHLMC, Series 2019-FTR2, Class M2, VRN, 2.26%, (1-month LIBOR plus 2.15%), 11/25/48(1)	120,000	119,455
FHLMC, Series 2020-DNA3, Class B1, VRN, 5.21%, (1-month LIBOR plus 5.10%), 6/25/50(1)	180,000	187,105
FHLMC, Series 2020-DNA4, Class B1, VRN, 6.11%, (1-month LIBOR plus 6.00%), 8/25/50(1)	170,000	179,568
15

	Principal Amount/Shares	Value
FHLMC, Series 2020-DNA5, Class B1, VRN, 4.82%, (SOFR plus 4.80%), 10/25/50(1)	$160,000	$167,549
FHLMC, Series 2020-DNA6, Class B1, VRN, 3.02%, (SOFR plus 3.00%), 12/25/50(1)	150,000	149,059
FNMA, Series 2014-C01, Class M2, VRN, 4.51%, (1-month LIBOR plus 4.40%), 1/25/24	385,903	395,926
FNMA, Series 2014-C03, Class 1M2, VRN, 3.11%, (1-month LIBOR plus 3.00%), 7/25/24	214,447	212,225
FNMA, Series 2014-C04, Class 1M2, VRN, 5.01%, (1-month LIBOR plus 4.90%), 11/25/24	30,364	31,398
FNMA, Series 2016-55, Class PI, IO, 4.00%, 8/25/46	539,254	98,538
FNMA, Series 2017-7, Class AI, IO, 6.00%, 2/25/47	435,879	93,311
FNMA, Series 2017-C05, Class 1M2C, VRN, 2.31%, (1-month LIBOR plus 2.20%), 1/25/30	270,000	270,904
FNMA, Series 413, Class C27, IO, 4.00%, 7/25/42	368,116	53,731
		2,953,830
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $7,580,730)		7,755,492
COLLATERALIZED LOAN OBLIGATIONS — 11.6%
Allegany Park CLO Ltd., Series 2019-1A, Class C, VRN, 2.77%, (3-month LIBOR plus 2.55%), 1/20/33(1)	150,000	150,788
Anchorage Credit Opportunities CLO 1 Ltd., Series 2019-1A, Class B1, VRN, 3.12%, (3-month LIBOR plus 2.90%), 1/20/32(1)	150,000	151,016
Apidos CLO XXXIV, Series 2020-34A, Class C, VRN, 2.54%, (3-month LIBOR plus 2.30%), 1/20/33(1)	275,000	276,436
ARES LII CLO Ltd., Series 2019-52A, Class D, VRN, 4.17%, (3-month LIBOR plus 3.95%), 4/22/31(1)	350,000	351,804
Ares LVI CLO Ltd., Series 2020-56A, Class D1, VRN, 3.96%, (3-month LIBOR plus 3.75%), 10/25/31(1)	250,000	252,321
Ares XLI CLO Ltd., Series 2016-41A, Class CR, VRN, 1.90%, (3-month LIBOR plus 1.80%), 4/15/34(1)	300,000	300,406
Ares XLIX CLO Ltd., Series 2018-49A, Class C, VRN, 2.17%, (3-month LIBOR plus 1.95%), 7/22/30(1)	425,000	421,030
ARES XLVII CLO Ltd., Series 2018-47A, Class C, VRN, 1.99%, (3-month LIBOR plus 1.75%), 4/15/30(1)	200,000	199,999
Cook Park CLO Ltd., Series 2018-1A, Class C, VRN, 1.97%, (3-month LIBOR plus 1.75%), 4/17/30(1)	325,000	325,117
Elmwood CLO IV Ltd., Series 2020-1A, Class C, VRN, 2.29%, (3-month LIBOR plus 2.05%), 4/15/33(1)	150,000	147,164
Elmwood CLO IV Ltd., Series 2020-1A, Class D, VRN, 3.39%, (3-month LIBOR plus 3.15%), 4/15/33(1)	350,000	352,323
Kayne CLO 7 Ltd., Series 2020-7A, Class E, VRN, 6.72%, (3-month LIBOR plus 6.50%), 4/17/33(1)	125,000	125,148
Magnetite XXIII Ltd., Series 2019-23A, Class D, VRN, 3.82%, (3-month LIBOR plus 3.60%), 10/25/32(1)	425,000	428,859
Magnetite XXIV Ltd., Series 2019-24A, Class C, VRN, 2.79%, (3-month LIBOR plus 2.55%), 1/15/33(1)	175,000	175,114
OHA Credit Funding 7 Ltd., Series 2020-7A, Class D, VRN, 3.875%, (3-month LIBOR plus 3.65%), 10/19/32(1)	250,000	252,152
Park Avenue Institutional Advisers CLO Ltd., Series 2018-1A, Class C, VRN, 3.55%, (3-month LIBOR plus 3.33%), 10/20/31(1)	350,000	343,655
Reese Park CLO Ltd., Series 2020-1A, Class C1, VRN, 2.69%, (3-month LIBOR plus 2.45%), 10/15/32(1)	250,000	250,429
Rockford Tower CLO Ltd., Series 2017-3A, Class D, VRN, 2.87%, (3-month LIBOR plus 2.65%), 10/20/30(1)	200,000	197,677
16

	Principal Amount/Shares	Value
Rockford Tower CLO Ltd., Series 2018-1A, Class D, VRN, 3.18%, (3-month LIBOR plus 3.00%), 5/20/31(1)	$250,000	$244,124
Rockford Tower CLO Ltd., Series 2020-1A, Class C, VRN, 2.60%, (3-month LIBOR plus 2.35%), 1/20/32(1)	100,000	100,108
Silver Creek CLO Ltd., Series 2014-1A, Class CR, VRN, 2.52%, (3-month LIBOR plus 2.30%), 7/20/30(1)	300,000	299,822
Silver Creek CLO Ltd., Series 2014-1A, Class DR, VRN, 3.57%, (3-month LIBOR plus 3.35%), 7/20/30(1)	250,000	249,997
VOYA CLO, Series 2017-2A, Class B, VRN, 2.59%, (3-month LIBOR plus 2.35%), 6/7/30(1)	275,000	275,874
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $5,854,909)		5,871,363
EXCHANGE-TRADED FUNDS — 4.4%
SPDR Blackstone Senior Loan ETF (Cost $2,254,511)	49,185	2,249,722
PREFERRED STOCKS — 4.2%
Banks — 2.8%
Banco do Brasil SA, 6.25%	200,000	197,060
Banco Mercantil del Norte SA, 8.375%(1)	200,000	233,487
BNP Paribas SA, 4.625%(1)(3)	200,000	199,250
Citigroup, Inc., 3.875%	280,000	279,392
HSBC Holdings plc, 4.70%	200,000	197,500
JPMorgan Chase & Co., 4.60%	320,000	324,000
		1,430,689
Capital Markets — 0.6%
Charles Schwab Corp. (The), Series H, 4.00%	145,000	142,716
Charles Schwab Corp. (The), Series I, 4.00%	165,000	167,855
		310,571
Consumer Finance — 0.2%
Discover Financial Services, 5.50%	99,000	103,114
Trading Companies and Distributors — 0.6%
Air Lease Corp., 4.65%(3)	300,000	297,000
TOTAL PREFERRED STOCKS (Cost $2,101,907)		2,141,374
AFFILIATED FUND(5) — 3.3%
Emerging Markets Debt Fund R6 Class (Cost $1,601,601)	161,166	1,701,918
SOVEREIGN GOVERNMENTS AND AGENCIES — 2.4%
Egypt — 0.4%
Egypt Government International Bond, 6.125%, 1/31/22	$200,000	205,905
Oman — 0.8%
Oman Government International Bond, 4.125%, 1/17/23	200,000	205,096
Oman Government International Bond, 4.75%, 6/15/26	200,000	205,711
		410,807
South Africa — 0.6%
Republic of South Africa Government International Bond, 5.875%, 6/22/30	300,000	321,852
Turkey — 0.6%
Turkey Government International Bond, 6.875%, 3/17/36	300,000	285,637
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $1,214,556)		1,224,201
ASSET-BACKED SECURITIES — 2.2%
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(1)	31,228	32,008
17

	Principal Amount/Shares	Value
Hilton Grand Vacations Trust, Series 2019-AA, Class B, 2.54%, 7/25/33(1)	$65,321	$66,982
InStar Leasing III LLC, Series 2021-1A, Class A SEQ, 2.30%, 2/15/54(1)	199,258	196,036
MVW LLC, Series 2019-2A, Class B, 2.44%, 10/20/38(1)	134,452	136,833
Progress Residential Trust, Series 2018-SFR3, Class G, 5.62%, 10/17/35(1)	100,000	101,165
Progress Residential Trust, Series 2019-SFR3, Class B, 2.57%, 9/17/36(1)	250,000	252,942
Progress Residential Trust, Series 2019-SFR4, Class B, 2.94%, 10/17/36(1)	200,000	203,715
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class B, 2.75%, 8/20/36(1)	102,371	104,958
TOTAL ASSET-BACKED SECURITIES (Cost $1,084,421)		1,094,639
U.S. TREASURY SECURITIES — 1.1%
U.S. Treasury Notes, 0.25%, 3/15/24	500,000	498,691
U.S. Treasury Notes, 1.625%, 8/15/29(9)	50,000	50,191
TOTAL U.S. TREASURY SECURITIES (Cost $548,117)		548,882
BANK LOAN OBLIGATIONS(6) — 0.6%
Food Products — 0.1%
United Natural Foods, Inc., Term Loan B, 3.61%, (1-month LIBOR plus 3.50%), 10/22/25	58,330	58,374
Health Care Equipment and Supplies — 0.2%
Avantor Funding, Inc., USD Term Loan B3, 3.25%, (1-month LIBOR plus 2.25%), 11/21/24	87,927	88,092
Pharmaceuticals — 0.3%
Horizon Therapeutics USA Inc., 2021 Term Loan B, 2.50%, (3-month LIBOR plus 2.00%), 2/26/28	168,000	167,748
TOTAL BANK LOAN OBLIGATIONS (Cost $313,054)		314,214
TEMPORARY CASH INVESTMENTS — 3.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 2.50%, 11/30/21 - 2/15/46, valued at $326,561), in a joint trading account at 0.01%, dated 3/31/21, due 4/1/21 (Delivery value $320,146)		320,146
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 2/15/50, valued at $1,087,408), at 0.00%, dated 3/31/21, due 4/1/21 (Delivery value $1,066,000)		1,066,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	413,548	413,548
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,799,694)		1,799,694
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(7) — 2.5%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $1,289,763)	1,289,763	1,289,763
TOTAL INVESTMENT SECURITIES — 104.6% (Cost $52,475,569)		53,100,457
OTHER ASSETS AND LIABILITIES — (4.6)%		(2,327,539)
TOTAL NET ASSETS — 100.0%		$50,772,918
18

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	12,542	USD	15,045	JPMorgan Chase Bank N.A.	6/16/21	$(315)
MXN	170,424	USD	8,166	Goldman Sachs & Co.	6/16/21	107
						$(208)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	40	June 2021	$8,829,063	$(5,863)
U.S. Treasury 5-Year Notes	37	June 2021	4,565,742	(51,438)
			$13,394,805	$(57,301)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	1	June 2021	$130,937	$764
U.S. Treasury 10-Year Ultra Notes	14	June 2021	2,011,625	30,908
U.S. Treasury Long Bonds	2	June 2021	309,188	4,183
			$2,451,750	$35,855
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IO	-	Interest Only
LIBOR	-	London Interbank Offered Rate
MXN	-	Mexican Peso
PIK	-	Payment in Kind. Security may pay a cash rate and/or an in kind rate.
SEQ	-	Sequential Payer
SOFR	-	Secured Overnight Financing Rate
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $33,039,611, which represented 65.1% of total net assets.
(2)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(3)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,255,495. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(4)The security's rate was paid in cash at the last payment date.
(5)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

19

(6)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(7)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $1,289,763.
(8)Perpetual maturity with no stated maturity date.
(9)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts and/or futures contracts. At the period end, the aggregated value of securities pledged was $43,208.

See Notes to Financial Statements.
20

Statement of Assets and Liabilities

MARCH 31, 2021
Assets
Investment securities - unaffiliated, at value (cost of $49,584,205) — including $1,255,495 of securities on loan	$50,108,776
Investment securities - affiliated, at value (cost of $1,601,601)	1,701,918
Investment made with cash collateral received for securities on loan, at value (cost of $1,289,763)	1,289,763
Total investment securities, at value (cost of $52,475,569)	53,100,457
Cash	311
Receivable for investments sold	312,266
Receivable for capital shares sold	69,819
Unrealized appreciation on forward foreign currency exchange contracts	107
Interest and dividends receivable	379,324
Securities lending receivable	287
53,862,571

Liabilities
Payable for collateral received for securities on loan	1,289,763
Payable for investments purchased	1,683,927
Payable for capital shares redeemed	79,024
Payable for variation margin on futures contracts	2,008
Unrealized depreciation on forward foreign currency exchange contracts	315
Accrued management fees	29,510
Distribution and service fees payable	1,067
Dividends payable	4,039
3,089,653

Net Assets	$50,772,918

Net Assets Consist of:
Capital paid in	$49,318,855
Distributable earnings	1,454,063
$50,772,918

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$36,483,873	3,510,093	$10.39
I Class	$7,678,584	739,212	$10.39
Y Class	$6,133	590	$10.39
A Class	$3,791,173	364,756	$10.39*
C Class	$175,818	16,921	$10.39
R Class	$282,144	27,137	$10.40
R5 Class	$46,813	4,505	$10.39
R6 Class	$2,308,380	222,125	$10.39
*Maximum offering price $10.88 (net asset value divided by 0.955).

See Notes to Financial Statements.
21

Statement of Operations

YEAR ENDED MARCH 31, 2021
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $78)	$1,342,550
Income distributions from affiliated funds	60,967
Dividends	29,276
Securities lending, net	1,034
1,433,827

Expenses:
Management fees	273,268
Distribution and service fees:
A Class	6,327
C Class	2,080
R Class	1,223
Trustees' fees and expenses	2,642
Other expenses	289
285,829
Fees waived(1)	(11,568)
274,261

Net investment income (loss)	1,159,566

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,671,289
Forward foreign currency exchange contract transactions	1,831
Futures contract transactions	48,897
1,722,017

Change in net unrealized appreciation (depreciation) on:
Investments (including $234,052 from affiliated funds)	2,228,741
Forward foreign currency exchange contracts	411
Futures contracts	(72,640)
2,156,512

Net realized and unrealized gain (loss)	3,878,529

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,038,095

(1)Amount consists of $8,642, $1,300, $2, $757, $65, $75, $23 and $704 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.
22

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2021 AND MARCH 31, 2020
Increase (Decrease) in Net Assets	March 31, 2021	March 31, 2020
Operations
Net investment income (loss)	$1,159,566	$754,586
Net realized gain (loss)	1,722,017	7,142
Change in net unrealized appreciation (depreciation)	2,156,512	(1,705,695)
Net increase (decrease) in net assets resulting from operations	5,038,095	(943,967)

Distributions to Shareholders
From earnings:
Investor Class	(1,187,688)	(573,315)
I Class	(175,901)	(70,627)
Y Class	(247)	(162)
A Class	(95,851)	(39,341)
C Class	(5,921)	(3,376)
R Class	(8,700)	(3,350)
R5 Class	(2,687)	(2,964)
R6 Class	(104,753)	(47,455)
Decrease in net assets from distributions	(1,581,748)	(740,590)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	19,417,338	10,660,287

Net increase (decrease) in net assets	22,873,685	8,975,730

Net Assets
Beginning of period	27,899,233	18,923,503
End of period	$50,772,918	$27,899,233

See Notes to Financial Statements.

23

Notes to Financial Statements

MARCH 31, 2021

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Strategic Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek income. As a secondary objective, the fund seeks long-term capital appreciation.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.
2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
24

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
25

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Corporate Bonds	$779,962	—	—	—	$779,962
Preferred Stocks	509,801	—	—	—	509,801
Total Borrowings	$1,289,763	—	—	—	$1,289,763
Gross amount of recognized liabilities for securities lending transactions					$1,289,763

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.
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3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the affiliated funds.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocation to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees.

The annual management fee and the effective annual management fee after waiver for each class for the period ended March 31, 2021 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	0.74%	0.71%
I Class	0.64%	0.61%
Y Class	0.54%	0.51%
A Class	0.74%	0.71%
C Class	0.74%	0.71%
R Class	0.74%	0.71%
R5 Class	0.54%	0.51%
R6 Class	0.49%	0.46%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2021 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

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4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2021 totaled $93,517,820, of which $9,490,611 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2021 totaled $72,949,243, of which $6,923,121 represented U.S. Treasury and Government Agency obligations.
5. Capital Share Transactions
Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2021		Year ended March 31, 2020
	Shares	Amount	Shares	Amount
Investor Class
Sold	2,423,260	$24,985,754	1,528,091	$15,140,922
Issued in reinvestment of distributions	111,414	1,148,823	55,589	550,338
Redeemed	(1,269,313)	(13,076,692)	(953,917)	(9,335,916)
	1,265,361	13,057,885	629,763	6,355,344
I Class
Sold	461,584	4,792,118	182,748	1,801,940
Issued in reinvestment of distributions	17,085	175,901	7,143	70,627
Redeemed	(57,996)	(601,955)	(9,566)	(92,222)
	420,673	4,366,064	180,325	1,780,345
Y Class
Issued in reinvestment of distributions	24	247	16	162
A Class
Sold	188,932	1,961,369	82,536	823,420
Issued in reinvestment of distributions	9,291	95,851	3,979	39,341
Redeemed	(23,315)	(242,780)	(32,775)	(311,255)
	174,908	1,814,440	53,740	551,506
C Class
Sold	8,165	83,621	4,786	47,835
Issued in reinvestment of distributions	574	5,895	341	3,366
Redeemed	(13,603)	(140,370)	(2,087)	(20,235)
	(4,864)	(50,854)	3,040	30,966
R Class
Sold	11,027	112,060	14,049	139,297
Issued in reinvestment of distributions	839	8,646	334	3,302
Redeemed	(4,181)	(43,370)	(6,453)	(63,702)
	7,685	77,336	7,930	78,897
R5 Class
Sold	3,887	40,369	—	—
Issued in reinvestment of distributions	264	2,687	300	2,964
Redeemed	(10,120)	(103,443)	—	—
	(5,969)	(60,387)	300	2,964
R6 Class
Sold	250,784	2,597,235	306,274	3,049,089
Issued in reinvestment of distributions	10,143	104,414	4,782	47,455
Redeemed	(239,304)	(2,489,042)	(124,661)	(1,236,441)
	21,623	212,607	186,395	1,860,103
Net increase (decrease)	1,879,441	$19,417,338	1,061,509	$10,660,287
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6. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended March 31, 2021 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Emerging Markets Debt Fund R6 Class	$1,407	$61	—	$234	$1,702	161	—	$61

(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds. Additional information and attributes of each affiliated fund are available at americancentury.com.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.

7. Investments in Affiliated Funds

The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets.

8. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$27,109,195	—
Collateralized Mortgage Obligations	—	7,755,492	—
Collateralized Loan Obligations	—	5,871,363	—
Exchange-Traded Funds	$2,249,722	—	—
Preferred Stocks	—	2,141,374	—
Affiliated Funds	1,701,918	—	—
Sovereign Governments and Agencies	—	1,224,201	—
Asset-Backed Securities	—	1,094,639	—
U.S. Treasury Securities	—	548,882	—
Bank Loan Obligations	—	314,214	—
Temporary Cash Investments	413,548	1,386,146	—
Temporary Cash Investments - Securities Lending Collateral	1,289,763	—	—
	$5,654,951	$47,445,506	—
Other Financial Instruments
Futures Contracts	$35,855	—	—
Forward Foreign Currency Exchange Contracts	—	$107	—
	$35,855	$107	—

Liabilities
Other Financial Instruments
Futures Contracts	$57,301	—	—
Forward Foreign Currency Exchange Contracts	—	$315	—
	$57,301	$315	—

9. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $22,651.

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Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $6,155,883 futures contracts purchased and $782,004 futures contracts sold.

Value of Derivative Instruments as of March 31, 2021

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$107	Unrealized depreciation on forward foreign currency exchange contracts	$315
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	2,008
		$107		$2,323
*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	$1,831	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$411
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	48,897	Change in net unrealized appreciation (depreciation) on futures contracts	(72,640)
		$50,728		$(72,229)

10. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. However, LIBOR is expected to be phased out and the transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

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There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.
The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

11. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$1,476,078	$740,590
Long-term capital gains	$105,670	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$52,480,390
Gross tax appreciation of investments	$905,108
Gross tax depreciation of investments	(285,041)
Net tax appreciation (depreciation) of investments	$620,067
Other book-to-tax adjustments	$(283)
Undistributed ordinary income	$714,824
Accumulated long-term gains	$119,455

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$9.28	0.31	1.20	1.51	(0.32)	(0.08)	(0.40)	$10.39	16.47%	0.72%	0.75%	3.02%	2.99%	193%	$36,484
2020	$9.73	0.27	(0.45)	(0.18)	(0.27)	—	(0.27)	$9.28	(2.01)%	0.71%	0.75%	2.70%	2.66%	88%	$20,836
2019	$9.74	0.34	0.03	0.37	(0.38)	—	(0.38)	$9.73	3.88%	0.70%	0.76%	3.55%	3.49%	60%	$15,718
2018	$9.78	0.32	(0.04)	0.28	(0.32)	—	(0.32)	$9.74	2.86%	0.69%	0.76%	3.27%	3.20%	64%	$12,228
2017	$9.45	0.33	0.33	0.66	(0.33)	—	(0.33)	$9.78	7.06%	0.65%	0.76%	3.39%	3.28%	40%	$7,791
I Class
2021	$9.28	0.32	1.20	1.52	(0.33)	(0.08)	(0.41)	$10.39	16.59%	0.62%	0.65%	3.12%	3.09%	193%	$7,679
2020	$9.73	0.28	(0.45)	(0.17)	(0.28)	—	(0.28)	$9.28	(1.91)%	0.61%	0.65%	2.80%	2.76%	88%	$2,955
2019	$9.73	0.35	0.03	0.38	(0.38)	—	(0.38)	$9.73	4.09%	0.60%	0.66%	3.65%	3.59%	60%	$1,345
2018(3)	$9.79	0.33	(0.07)	0.26	(0.32)	—	(0.32)	$9.73	2.64%	0.59%(4)	0.66%(4)	3.37%(4)	3.30%(4)	64%(5)	$687
Y Class
2021	$9.28	0.33	1.20	1.53	(0.34)	(0.08)	(0.42)	$10.39	16.71%	0.52%	0.55%	3.22%	3.19%	193%	$6
2020	$9.73	0.30	(0.46)	(0.16)	(0.29)	—	(0.29)	$9.28	(1.78)%	0.51%	0.55%	2.90%	2.86%	88%	$5
2019	$9.73	0.36	0.03	0.39	(0.39)	—	(0.39)	$9.73	4.18%	0.50%	0.56%	3.75%	3.69%	60%	$5
2018(3)	$9.79	0.33	(0.06)	0.27	(0.33)	—	(0.33)	$9.73	2.73%	0.49%(4)	0.56%(4)	3.46%(4)	3.39%(4)	64%(5)	$5

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2021	$9.28	0.28	1.21	1.49	(0.30)	(0.08)	(0.38)	$10.39	16.18%	0.97%	1.00%	2.77%	2.74%	193%	$3,791
2020	$9.73	0.24	(0.45)	(0.21)	(0.24)	—	(0.24)	$9.28	(2.26)%	0.96%	1.00%	2.45%	2.41%	88%	$1,762
2019	$9.74	0.32	0.02	0.34	(0.35)	—	(0.35)	$9.73	3.62%	0.95%	1.01%	3.30%	3.24%	60%	$1,325
2018	$9.77	0.29	(0.03)	0.26	(0.29)	—	(0.29)	$9.74	2.71%	0.94%	1.01%	3.02%	2.95%	64%	$662
2017	$9.45	0.30	0.32	0.62	(0.30)	—	(0.30)	$9.77	6.68%	0.90%	1.01%	3.14%	3.03%	40%	$992
C Class
2021	$9.28	0.20	1.21	1.41	(0.22)	(0.08)	(0.30)	$10.39	15.32%	1.72%	1.75%	2.02%	1.99%	193%	$176
2020	$9.73	0.17	(0.45)	(0.28)	(0.17)	—	(0.17)	$9.28	(2.99)%	1.71%	1.75%	1.70%	1.66%	88%	$202
2019	$9.74	0.24	0.03	0.27	(0.28)	—	(0.28)	$9.73	2.85%	1.70%	1.76%	2.55%	2.49%	60%	$182
2018	$9.77	0.22	(0.03)	0.19	(0.22)	—	(0.22)	$9.74	1.94%	1.69%	1.76%	2.27%	2.20%	64%	$1,194
2017	$9.45	0.23	0.32	0.55	(0.23)	—	(0.23)	$9.77	5.89%	1.65%	1.76%	2.39%	2.28%	40%	$1,098
R Class
2021	$9.28	0.26	1.21	1.47	(0.27)	(0.08)	(0.35)	$10.40	15.88%	1.22%	1.25%	2.52%	2.49%	193%	$282
2020	$9.73	0.22	(0.45)	(0.23)	(0.22)	—	(0.22)	$9.28	(2.39)%	1.21%	1.25%	2.20%	2.16%	88%	$181
2019	$9.74	0.29	0.03	0.32	(0.33)	—	(0.33)	$9.73	3.36%	1.20%	1.26%	3.05%	2.99%	60%	$112
2018	$9.78	0.27	(0.04)	0.23	(0.27)	—	(0.27)	$9.74	2.45%	1.19%	1.26%	2.77%	2.70%	64%	$825
2017	$9.45	0.28	0.33	0.61	(0.28)	—	(0.28)	$9.78	6.42%	1.15%	1.26%	2.89%	2.78%	40%	$772

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2021	$9.28	0.31	1.22	1.53	(0.34)	(0.08)	(0.42)	$10.39	16.70%	0.52%	0.55%	3.22%	3.19%	193%	$47
2020	$9.73	0.29	(0.45)	(0.16)	(0.29)	—	(0.29)	$9.28	(1.82)%	0.51%	0.55%	2.90%	2.86%	88%	$97
2019	$9.74	0.35	0.03	0.38	(0.39)	—	(0.39)	$9.73	4.09%	0.50%	0.56%	3.75%	3.69%	60%	$99
2018	$9.77	0.34	(0.03)	0.31	(0.34)	—	(0.34)	$9.74	3.17%	0.49%	0.56%	3.47%	3.40%	64%	$733
2017	$9.45	0.35	0.32	0.67	(0.35)	—	(0.35)	$9.77	7.16%	0.45%	0.56%	3.59%	3.48%	40%	$711
R6 Class
2021	$9.28	0.33	1.21	1.54	(0.35)	(0.08)	(0.43)	$10.39	16.76%	0.47%	0.50%	3.27%	3.24%	193%	$2,308
2020	$9.73	0.28	(0.44)	(0.16)	(0.29)	—	(0.29)	$9.28	(1.77)%	0.46%	0.50%	2.95%	2.91%	88%	$1,861
2019	$9.74	0.36	0.03	0.39	(0.40)	—	(0.40)	$9.73	4.14%	0.45%	0.51%	3.80%	3.74%	60%	$137
2018	$9.78	0.35	(0.05)	0.30	(0.34)	—	(0.34)	$9.74	3.22%	0.44%	0.51%	3.52%	3.45%	64%	$789
2017	$9.45	0.35	0.33	0.68	(0.35)	—	(0.35)	$9.78	7.21%	0.40%	0.51%	3.64%	3.53%	40%	$764

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Strategic Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Income Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

37

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	CYS Investments, Inc. (2012-2017); Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	66	None
38

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	138	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

39

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

40

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

41

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.
42

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $116,042, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2021.

The fund hereby designates $336,987 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2021.

The fund utilized earnings and profits of $111,371 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92287 2105

Annual Report

March 31, 2021

U.S. Government Money Market Fund
Investor Class (TCRXX)
A Class (AGQXX)
C Class (AGHXX)
G Class (AGGXX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Soared, Bonds Moderated Amid Growing Economic Optimism

March 31 marked the end of a remarkable 12-month period, as the COVID-19 pandemic wreaked havoc on global economies, governments and society. In response, states issued unprecedented lockdown orders. Unemployment surged, corporate earnings plunged and second-quarter-2020 gross domestic product sank a record 31.4% (annualized). This triggered soaring demand for safe-haven assets.

Swift and significant action from the Federal Reserve and the federal government helped reignite investor confidence and bolster the economic backdrop. Riskier assets quickly rebounded from their early 2020 lows. The economy expanded a record 33.4% in the third quarter and continued to grow amid the gradual lifting of lockdowns and the emergency approval of vaccines.

Late in the reporting period, improving vaccine distributions, additional federal coronavirus aid and ongoing reopenings bolstered the economic and earnings outlooks. This improving backdrop combined with massive monetary and fiscal support helped fuel a 12-month gain of 56% for the S&P 500 Index. These same economic dynamics lifted longer-term inflation expectations and U.S. Treasury yields, pressuring investment-grade bond returns. After rallying through most of 2020, the Bloomberg Barclays U.S. Aggregate Bond Index gained less than 1% for the 12-month period.

A Return to Normalcy in Sight

The return to pre-pandemic life appears to be on the horizon, thanks largely to expanding vaccine availability. In addition, medical professionals continue to improve treatment protocols for those afflicted with the virus. Until the U.S. is fully reopened, investors still may face the effects of regional virus-related restrictions, economic and political uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TCRXX	0.02%	0.79%	0.40%	—	4/1/93
A Class	AGQXX	0.01%	0.66%	—	0.62%	12/1/15
C Class	AGHXX	0.01%	0.42%	—	0.39%	12/1/15
G Class	AGGXX	0.17%	—	—	1.39%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	A Class	C Class	G Class
0.46%	0.71%	1.21%	0.46%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.
3

Fund Characteristics

MARCH 31, 2021
7-Day Current Yields	Investor Class	A Class	C Class	G Class
After waiver(1)	0.01%	0.01%	0.01%	0.10%
Before waiver	-0.35%	-0.60%	-1.10%	-0.35%
7-Day Effective Yields	Investor Class	A Class	C Class	G Class
After waiver(1)	0.01%	0.01%	0.01%	0.10%
(1)Yields would have been lower if a portion of the fees had not been waived.

Portfolio at a Glance
Weighted Average Maturity	48 days
Weighted Average Life	89 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	77%
31-90 days	7%
91-180 days	6%
More than 180 days	10%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
5

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Expenses Paid During Period(1) 10/1/20 - 3/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,000.00	$0.55	0.11%
A Class	$1,000	$1,000.00	$0.55	0.11%
C Class	$1,000	$1,000.00	$0.55	0.11%
G Class	$1,000	$1,000.60	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,024.38	$0.56	0.11%
A Class	$1,000	$1,024.38	$0.56	0.11%
C Class	$1,000	$1,024.38	$0.56	0.11%
G Class	$1,000	$1,024.88	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

MARCH 31, 2021

	Principal Amount	Value
U.S. GOVERNMENT AGENCY SECURITIES(1) — 37.7%
Adjustable-Rate U.S. Government Agency Securities — 15.0%
Federal Farm Credit Banks Funding Corp., VRN, 0.09%, (SOFR plus 0.08%), 7/9/21	$3,000,000	$2,999,629
Federal Farm Credit Banks Funding Corp., VRN, 0.05%, (SOFR plus 0.04%), 7/11/22	10,000,000	9,999,676
Federal Farm Credit Banks Funding Corp., VRN, 0.16%, (SOFR plus 0.15%), 7/28/22	1,967,000	1,967,196
Federal Farm Credit Banks Funding Corp., VRN, 0.07%, (SOFR plus 0.06%), 10/21/22	900,000	900,284
Federal Farm Credit Banks Funding Corp., VRN, 0.07%, (SOFR plus 0.06%), 12/13/22	250,000	250,064
Federal Farm Credit Banks Funding Corp., VRN, 0.07%, (SOFR plus 0.06%), 1/20/23	2,000,000	2,000,000
Federal Farm Credit Banks Funding Corp., VRN, 0.07%, (SOFR plus 0.06%), 2/9/23	1,850,000	1,850,000
Federal Home Loan Bank, VRN, 0.04%, (SOFR plus 0.03%), 5/4/21	4,000,000	4,000,000
Federal Home Loan Bank, VRN, 0.06%, (SOFR plus 0.05%), 5/26/21	23,500,000	23,500,000
Federal Home Loan Bank, VRN, 0.09%, (SOFR plus 0.08%), 7/8/21	16,890,000	16,889,937
Federal Home Loan Bank, VRN, 0.03%, (SOFR plus 0.02%), 7/20/21	9,500,000	9,500,000
Federal Home Loan Bank, VRN, 0.07%, (SOFR plus 0.06%), 12/8/22	9,000,000	9,000,000
Federal Home Loan Bank, VRN, 0.07%, (SOFR plus 0.06%), 2/3/23	5,000,000	5,000,000
Federal National Mortgage Association, VRN, 0.21%, (SOFR plus 0.20%), 6/15/22	15,000,000	15,000,000
		102,856,786
Fixed-Rate U.S. Government Agency Securities — 22.7%
Federal Farm Credit Banks Funding Corp., 0.07%, 3/29/22	19,900,000	19,899,610
Federal Farm Credit Banks Funding Corp, 0.06%, 4/6/22(2)	25,000,000	24,996,250
Federal Farm Credit Discount Notes, 0.15%, 10/14/21	95,000	94,921
Federal Home Loan Bank, 0.07%, 2/11/22	22,000,000	21,996,351
Federal Home Loan Bank Discount Notes, 0.08%, 4/23/21	13,400,000	13,399,386
Federal Home Loan Bank Discount Notes, 0.02%, 6/30/21	30,000,000	29,998,650
Federal National Mortgage Association, 1.25%, 5/6/21	43,000,000	43,046,372
Federal National Mortgage Association, 2.75%, 6/22/21	2,121,000	2,133,639
		155,565,179
TOTAL U.S. GOVERNMENT AGENCY SECURITIES		258,421,965
CORPORATE BONDS — 29.7%
1450 Midvale Investors LLC, VRDN, 0.15%, 4/2/21 (LOC: FHLB)	9,855,000	9,855,000
1834 Bentley Investors LLC, VRDN, 0.15%, 4/2/21 (LOC: FHLB)	7,840,000	7,840,000
2140 Bentley Investors LLC, VRDN, 0.15%, 4/2/21 (LOC: FHLB)	4,225,000	4,225,000
500 Columbia Place LLC, VRDN, 0.15%, 4/2/21 (LOC: FHLB)	36,000,000	36,000,000
Anton Mountain View LLC, VRDN, 0.15%, 4/25/21 (LOC: FHLB)	32,555,000	32,555,000
Doghouse Properties LLC, VRDN, 0.24%, 4/2/21 (LOC: FHLB)	1,025,000	1,025,000
EPR GO Zone Holdings LLC, VRDN, 0.16%, 4/2/21 (LOC: FHLB)	24,995,000	24,995,000
Fairfield North Texas Associates LP, VRDN, 0.15%, 4/7/21 (LOC: FHLB)	9,550,000	9,550,000
7

	Principal Amount	Value
Marvin J Base 2019 Irrevocable Trust, VRDN, 0.14%, 4/25/21 (LOC: FHLB)	$2,895,000	$2,895,000
New Village Green LLC, VRDN, 0.15%, 4/2/21 (LOC: FHLB)	6,000,000	6,000,000
Saddleback Valley Community Church, VRDN, 0.25%, 4/2/21 (LOC: FHLB)	6,410,000	6,410,000
Santa Monica Ocean Park Partners LP, VRDN, 0.15%, 4/2/21 (LOC: FHLB)	9,370,000	9,370,000
Sendero LLC, VRDN, 0.15%, 4/2/21 (LOC: FHLB)	15,700,000	15,700,000
Sendero LLC, VRDN, 0.15%, 4/2/21 (LOC: FHLB)	23,900,000	23,900,000
Shil Park Irrevocable Life Insurance Trust (The), VRDN, 0.14%, 4/2/21 (LOC: FHLB)	5,065,000	5,065,000
Varenna Care Center LP, VRDN, 0.15%, 4/7/21 (LOC: FHLB)	8,765,000	8,765,000
TOTAL CORPORATE BONDS		204,150,000
MUNICIPAL SECURITIES — 22.9%
California Housing Finance Rev., (Mission Gardens Affordable LP), VRDN, 0.06%, 4/2/21 (LOC: FHLMC)(LIQ FAC: FHLMC)	1,125,000	1,125,000
California Statewide Communities Development Authority Rev., (Fairway Family Community LP), VRDN, 0.06%, 4/2/21 (LOC: FNMA)(LIQ FAC: FNMA)	1,425,000	1,425,000
California Statewide Communities Development Authority Rev., (Uptown Newport Building Owner LP), VRDN, 0.15%, 4/2/21 (LOC: East West Bank, Zions Bank and FHLB)	8,415,000	8,415,000
California Statewide Communities Development Authority Rev., (Vista del Monte Housing LP), VRDN, 0.06%, 4/2/21 (LOC: FNMA)(LIQ FAC: FNMA)	4,600,000	4,600,000
Chula Vista Rev., (EQR-Teresina LP), VRDN, 0.07%, 4/2/21 (LOC: FNMA)(LIQ FAC: FNMA)	2,800,000	2,800,000
Daly City Housing Development Finance Agency Rev., (Serramonte Ridge LLC), VRDN, 0.08%, 4/2/21 (LOC: FNMA)	14,965,000	14,965,000
Harris County Housing Finance Corp. Rev., (Louetta Village Apartments LP), VRDN, 0.06%, 4/2/21 (LOC: FNMA)(LIQ FAC: FNMA)	5,380,000	5,380,000
Hillsborough County Housing Finance Authority Rev., (RPK Associates Ltd.), VRDN, 0.09%, 4/2/21 (LOC: FNMA)(LIQ FAC: FNMA)	7,495,000	7,495,000
Louisiana Public Facilities Authority Rev., (Kingston Village Ltd.), VRDN, 0.10%, 4/2/21 (LOC: FNMA)(LIQ FAC: FNMA)	8,900,000	8,900,000
Metropolitan Government Nashville & Davidson County Industrial Development Board Rev., (Starwood Properties Four LLC), VRDN, 0.07%, 4/2/21 (LOC: FNMA)(LIQ FAC: FNMA)	1,800,000	1,800,000
Minneapolis Rev., (One Ten Grant LP), VRDN, 0.05%, 4/2/21 (LIQ FAC: FNMA)	2,850,000	2,850,000
Mississippi Business Finance Corp. Rev., (Brown Bottling Group, Inc.), VRDN, 0.22%, 4/2/21 (LOC: Trustmark National Bank and FHLB)	1,750,000	1,750,000
Nevada Housing Division Rev., (Cheyenne Apartments PPG LP), VRDN, 0.08%, 4/2/21 (LOC: FNMA)(LIQ FAC: FNMA)	3,000,000	3,000,000
Nevada Housing Division Rev., Series 1999 A, (Apache), VRDN,, 0.08%, 4/2/21 (LOC: FNMA)	4,300,000	4,300,000
New Mexico Mortgage Finance Authority Rev., (Villas de San Ignacio LP), VRDN, 0.07%, 4/2/21 (LOC: FHLMC)	2,075,000	2,075,000
New York City Housing Development Corp. Rev., (2 Gold LLC), VRDN, 0.09%, 4/2/21 (LOC: FNMA)(LIQ FAC: FNMA)	710,000	710,000
New York City Housing Development Corp. Rev., (201 Pearl LLC), VRDN, 0.06%, 4/2/21 (LOC: FNMA)(LIQ FAC: FNMA)	1,600,000	1,600,000
New York City Housing Development Corp. Rev., (55th Clinton Associates LLC), VRDN, 0.05%, 4/2/21 (LOC: FNMA)	6,000,000	6,000,000
New York City Housing Development Corp. Rev., (89 Murray Street Associates LLC), VRDN, 0.05%, 4/2/21 (LOC: FNMA)	5,025,000	5,025,000
New York City Housing Development Corp. Rev., (Armony Place LLC), VRDN, 0.05%, 4/2/21 (LOC: FNMA)	32,000,000	32,000,000
8

	Principal Amount	Value
New York City Housing Development Corp. Rev., (Related Broadway Development LLC), VRDN, 0.05%, 4/2/21 (LOC: FNMA)(LIQ FAC: FNMA)	$2,200,000	$2,200,000
New York State Housing Finance Agency Rev., (1500 Lexington Associates LLC), VRDN, 0.09%, 4/2/21 (LOC: FNMA)(LIQ FAC: FNMA)	600,000	600,000
New York State Housing Finance Agency Rev., (Grace Towers Housing II LLC), VRDN, 0.05%, 4/2/21 (LOC: FHLMC)(LIQ FAC: FHLMC)	1,550,000	1,550,000
New York State Housing Finance Agency Rev., (Highland Falls Preservation LP), VRDN, 0.07%, 4/2/21 (LOC: FNMA)(LIQ FAC: FNMA)	1,200,000	1,200,000
New York State Housing Finance Agency Rev., (River Terrace Associates LLC), VRDN, 0.06%, 4/2/21 (LOC: FNMA)(LIQ FAC: FNMA)	900,000	900,000
New York State Housing Finance Agency Rev., VRDN, 0.06%, 4/2/21 (LOC: FNMA)(LIQ FAC: FNMA)	1,140,000	1,140,000
New York State Housing Finance Agency Rev., VRDN, 0.07%, 4/2/21 (LOC: FNMA)(LIQ FAC: FNMA)	2,000,000	2,000,000
Oregon State Facilities Authority Rev., (Quatama Housing LP), VRDN, 0.09%, 4/2/21 (LOC: FNMA)(LIQ FAC: FNMA)	4,360,000	4,360,000
Pierce County Economic Development Corp. Rev., (Sumner Leasing LLC), VRDN, 0.20%, 4/2/21 (LOC: FHLB and Homestreet Bank)	40,000	40,000
Pinellas County Housing Finance Authority Rev., (Booker Creek Apartments Ltd.), VRDN, 0.07%, 4/2/21 (LOC: FHLMC)	4,070,000	4,070,000
Pinellas County Housing Finance Authority Rev., Series 2011, (Bayside Court), VRDN,, 0.07%, 4/2/21 (LOC: FHLMC)	3,010,000	3,010,000
Polk County Housing Finance Authority Rev., (Cambridge Club Partners Ltd.), VRDN, 0.09%, 4/2/21 (LOC: FNMA)(LIQ FAC: FNMA)	6,200,000	6,200,000
Riverside County Housing Authority Rev., (Pacific Inland Communities LLC), VRDN, 0.05%, 4/7/21 (LOC: FNMA)(LIQ FAC: FNMA)	965,000	965,000
San Bernardino County Rev., (WLP Mountain View Apartments LLC), VRDN, 0.05%, 4/2/21 (LOC: FNMA)(LIQ FAC: FNMA)	850,000	850,000
San Bernardino County Rev., (WLP Parkview Place Apartments LLC), VRDN, 0.05%, 4/2/21 (LOC: FNMA)(LIQ FAC: FNMA)	1,875,000	1,875,000
Santa Cruz Redevelopment Agency Rev., (1010 Pacific Investors LP), VRDN, 0.07%, 4/2/21 (LOC: FNMA)(LIQ FAC: FNMA)	8,450,000	8,450,000
St. Tammany Parish Economic & Industrial Development District Rev., (Diversified Foods and Seasonings LLC), VRDN, 0.17%, 4/2/21 (LOC: Fidelity Homestead Assistance and FHLB)	560,000	560,000
Texas Department of Housing & Community Affairs Rev., (Idlewilde Apartments LP), VRDN, 0.06%, 4/2/21 (LOC: FNMA)(LIQ FAC: FNMA)	1,000,000	1,000,000
TOTAL MUNICIPAL SECURITIES		157,185,000
U.S. TREASURY SECURITIES(1) — 12.1%
U.S. Treasury Bills, 0.80%, 4/8/21	30,000,000	29,999,475
U.S. Treasury Bills, 0.87%, 4/22/21	25,000,000	24,998,687
U.S. Treasury Bills, 0.50%, 4/27/21	9,800,000	9,799,636
U.S. Treasury Bills, 0.60%, 6/3/21	7,500,000	7,499,213
U.S. Treasury Bills, 0.60%, 9/2/21	10,000,000	9,997,433
U.S. Treasury Cash Management Bills, 0.87%, 6/8/21	700,000	699,884
TOTAL U.S. TREASURY SECURITIES		82,994,328
TOTAL INVESTMENT SECURITIES — 102.4%		702,751,293
OTHER ASSETS AND LIABILITIES — (2.4)%		(16,589,058)
TOTAL NET ASSETS — 100.0%		$686,162,235

9

NOTES TO SCHEDULE OF INVESTMENTS
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
SOFR	-	Secured Overnight Financing Rate
VRDN	-	Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(2)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

MARCH 31, 2021
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$702,751,293
Cash	51,545
Receivable for investments sold	3,809,988
Receivable for capital shares sold	4,888,385
Interest receivable	282,763
711,783,974

Liabilities
Payable for investments purchased	24,996,273
Payable for capital shares redeemed	572,023
Accrued management fees	53,443
25,621,739

Net Assets	$686,162,235

Net Assets Consist of:
Capital paid in	$686,217,071
Distributable earnings	(54,836)
$686,162,235

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$583,956,232	584,139,933	$1.00
A Class	$89,102,743	89,103,959	$1.00
C Class	$196,312	196,318	$1.00
G Class	$12,906,948	12,907,021	$1.00

See Notes to Financial Statements.
11

Statement of Operations

YEAR ENDED MARCH 31, 2021
Investment Income (Loss)
Income:
Interest	$2,722,259

Expenses:
Management fees	6,735,523
Distribution and service fees:
A Class	226,863
C Class	2,238
Trustees' fees and expenses	114,473
Other expenses	444
7,079,541
Fees waived	(5,541,154)
1,538,387

Net investment income (loss)	1,183,872

Net realized gain (loss) on investment transactions	(14,041)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,169,831

See Notes to Financial Statements.
12

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2021 AND MARCH 31, 2020
Increase (Decrease) in Net Assets	March 31, 2021	March 31, 2020
Operations
Net investment income (loss)	$1,183,872	$32,086,860
Net realized gain (loss)	(14,041)	20,313
Net increase (decrease) in net assets resulting from operations	1,169,831	32,107,173

Distributions to Shareholders
From earnings:
Investor Class	(141,202)	(14,309,368)
A Class	(9,909)	(848,873)
C Class	(30)	(687)
G Class	(1,032,731)	(16,927,932)
Decrease in net assets from distributions	(1,183,872)	(32,086,860)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(935,985,017)	(161,149,224)

Net increase (decrease) in net assets	(935,999,058)	(161,128,911)

Net Assets
Beginning of period	1,622,161,293	1,783,290,204
End of period	$686,162,235	$1,622,161,293

See Notes to Financial Statements.
13

Notes to Financial Statements

MARCH 31, 2021

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. U.S. Government Money Market Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek current income while maintaining liquidity and preserving capital.

The fund offers the Investor Class, A Class, C Class and G Class. The A Class and C Class may be subject to a contingent deferred sales charge.
2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. If the fund determines that the amortized cost does not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Treasury Roll Transactions — The fund purchases a security and at the same time makes a commitment to sell the same security at a future settlement date at a specified price. These types of transactions are known as treasury roll transactions. The difference between the purchase price and the sale price represents interest income reflective of an agreed upon rate between the fund and the counterparty.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

14

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACC and its subsidiaries own 35% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.
Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees. In order to maintain a positive yield, ACIM may voluntarily waive a portion of the management fee on a daily basis. The fee waiver may be revised or terminated at any time by the investment advisor without notice. The total amount of the waiver for each class for the period ended March 31, 2021 was $2,421,777, $271,356, $872 and $2,622,656 for the Investor Class, A Class, C Class and G Class, respectively.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee before and after waiver for each class for the period ended March 31, 2021 are as follows:

			Effective Annual Management Fee
	Investment Category Fee Range	Complex Fee Range	Before Waiver	After Waiver
Investor Class	0.1170% to 0.2300%	0.2500% to 0.3100%	0.44%	0.15%
A Class			0.44%	0.14%
C Class			0.44%	0.15%
G Class			0.44%	0.00%

15

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 0.75%, of which 0.25% is paid for individual shareholder services and 0.50% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2021 are detailed in the Statement of Operations.

In order to maintain a positive yield, all or a portion of the distribution and/or service fee may voluntarily be waived on a daily basis. The fee waiver may be revised or terminated at any time without notice. The total amount of the waiver for the period ended March 31, 2021 was $222,281 and $2,212 for the A Class and C Class, respectively. The effective annual distribution and service fee after waiver was 0.01% for the A Class and 0.01% for C Class.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions
On August 20, 2020, the fund received investment securities valued at $485,747,034 from a purchase in kind from other products managed by the fund's investment advisor. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.
5. Capital Share Transactions
Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2021		Year ended March 31, 2020
	Shares	Amount	Shares	Amount
Investor Class
Sold	933,753,869	$933,753,869	815,541,146	$815,541,146
Issued in reinvestment of distributions	139,908	139,908	14,224,509	14,224,509
Redeemed	(1,195,477,841)	(1,195,477,841)	(835,545,757)	(835,545,757)
	(261,584,064)	(261,584,064)	(5,780,102)	(5,780,102)
A Class
Sold	71,557,904	71,557,904	50,869,593	50,869,593
Issued in reinvestment of distributions	9,887	9,887	848,873	848,873
Redeemed	(64,872,533)	(64,872,533)	(36,824,965)	(36,824,965)
	6,695,258	6,695,258	14,893,501	14,893,501
C Class
Sold	291,933	291,933	394,476	394,476
Issued in reinvestment of distributions	28	28	542	542
Redeemed	(491,184)	(491,184)	(76,084)	(76,084)
	(199,223)	(199,223)	318,934	318,934
G Class
Sold	635,033,830	635,033,830	54,270,654	54,270,654
Issued in reinvestment of distributions	1,031,787	1,031,787	16,927,622	16,927,622
Redeemed	(1,316,962,605)	(1,316,962,605)	(241,779,833)	(241,779,833)
	(680,896,988)	(680,896,988)	(170,581,557)	(170,581,557)
Net increase (decrease)	(935,985,017)	$(935,985,017)	(161,149,224)	$(161,149,224)

16

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.
7. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$1,183,872	$32,086,860
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2021, the fund had accumulated short-term capital losses of $(52,797) and accumulated long-term capital losses of $(2,039), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
17

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2021	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.02%	0.16%	0.45%	0.02%	(0.27)%	$583,956
2020	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	1.56%	0.46%	0.46%	1.56%	1.56%	$845,564
2019	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	1.67%	0.46%	0.46%	1.65%	1.65%	$851,334
2018	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.64%	0.46%	0.46%	0.62%	0.62%	$826,798
2017	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.07%	0.44%	0.46%	0.07%	0.05%	$2,071,097
A Class
2021	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.16%	0.70%	0.02%	(0.52)%	$89,103
2020	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	1.31%	0.71%	0.71%	1.31%	1.31%	$82,410
2019	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	1.41%	0.71%	0.71%	1.40%	1.40%	$67,516
2018	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.51%	0.57%	0.71%	0.51%	0.37%	$80,519
2017	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.07%	0.46%	0.71%	0.05%	(0.20)%	$93,967
C Class
2021	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.17%	1.20%	0.01%	(1.02)%	$196
2020	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.81%	1.20%	1.21%	0.82%	0.81%	$396
2019	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.91%	1.21%	1.21%	0.90%	0.90%	$77
2018	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.29%	0.74%	1.21%	0.34%	(0.13)%	$29
2017	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.07%	0.44%	1.21%	0.07%	(0.70)%	$61

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
G Class
2021	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.17%	0.01%	0.45%	0.17%	(0.27)%	$12,907
2020	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	2.02%	0.01%	0.46%	2.01%	1.56%	$693,791
2019	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	2.13%	0.01%	0.46%	2.10%	1.65%	$864,364
2018(3)	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.81%	0.01%(4)	0.46%(4)	1.20%(4)	0.75%(4)	$971,546

Notes to Financial Highlights
(1)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(2)Per-share amount was less than $0.005.
(3)July 28, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of U.S. Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Government Money Market Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

20

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	CYS Investments, Inc. (2012-2017); Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	66	None
21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	138	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

23

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

24

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Portfolio Holdings Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) each month on Form N-MFP. The fund’s Form N-MFP reports are available on its website at americancentury.com and on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

25

Notes

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92283 2105

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)    Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2020:    $365,442
FY 2021:    $373,096

(b)    Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

    For services rendered to the registrant:

FY 2020:    $0
FY 2021:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020:    $0
FY 2021:    $0

(c)    Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

    For services rendered to the registrant:

FY 2020:    $0
FY 2021:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020:    $0
FY 2021:    $0

(d)    All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

    For services rendered to the registrant:

FY 2020:    $0
FY 2021:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020:    $0
FY 2021:    $0

(e)(1)    In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)    All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)    The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2020:    $186,900
FY 2021:    $144,500

(h)    The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Investment Trust

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	May 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	May 26, 2021

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	May 26, 2021